                                                    REGISTRATION NO. 333-142461
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-3
                          REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933    [_]
                        PRE-EFFECTIVE AMENDMENT NO.    [_]
                       POST-EFFECTIVE AMENDMENT NO. 5  [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
           (NAMES AND ADDRESSES OF AGENTS FOR SERVICE (212)554-1234)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                        901 NEW YORK AVENUE, NORTHWEST
                            WASHINGTON, D.C. 20001

                               -----------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485
    [X]On April 30, 2012 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

Title of Securities Being Registered:

   Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

Members Retirement Program


PROSPECTUS DATED MAY 1, 2012


Please read and keep this prospectus for future reference. It contains important information that you should know before participating in the Program or allocating amounts under the contract. This prospectus supersedes all prior prospectuses and supplements. You should read the prospectuses for each Trust which contain important information about the portfolios.

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ABOUT THE MEMBERS RETIREMENT PROGRAM

The Program provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts ("Plan Trusts") maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: (1) the 3-year Guaranteed Rate Account, the 5-year Guaranteed Rate Account and the Money Market Guarantee Account/(1)/ (the "guaranteed options"), and (2) the investment funds (the "Funds") listed in the table below.

WHAT IS THE MEMBERS RETIREMENT PROGRAM CONTRACT?

The Members Retirement Program contract is a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY (the "AXA Equitable"). Contributions to the Plan Trusts maintained under the plans will be allocated among our investment funds and guaranteed options in accordance with participant instructions.


-------------------------------------------------------------------------
 INVESTMENT OPTIONS
-------------------------------------------------------------------------
 ASSET ALLOCATION
-------------------------------------------------------------------------
 AllianceBernstein Balanced              Target 2015 Allocation
 AXA Aggressive Allocation/(1)/          Target 2025 Allocation
 AXA Conservative Allocation/(1)/        Target 2035 Allocation
 AXA Conservative-Plus Allocation/(1)/   Target 2045 Allocation
 AXA Moderate Allocation/(1)/
 AXA Moderate Plus Allocation/(1)/
-------------------------------------------------------------------------
 CASH EQUIVALENTS
-------------------------------------------------------------------------
 Guaranteed Rate Accounts                EQ/Money Market
 Money Market Guarantee Account/(2)/
-------------------------------------------------------------------------
 INTERNATIONAL/GLOBAL STOCKS
-------------------------------------------------------------------------
 EQ/Global Multi-Sector Equity           EQ/International Equity Index
 EQ/International Core PLUS
-------------------------------------------------------------------------
 BONDS
-------------------------------------------------------------------------
 EQ/Intermediate Government Bond/(3)/    Multimanager Multi-Sector Bond
 EQ/PIMCO Ultra Short Bond
-------------------------------------------------------------------------
 LARGE CAP BLEND
-------------------------------------------------------------------------
 EQ/Capital Guardian Research            EQ/Equity 500 Index
-------------------------------------------------------------------------
 LARGE CAP GROWTH
-------------------------------------------------------------------------
 AllianceBernstein Growth Equity         EQ/Large Cap Growth PLUS
 EQ/Calvert Socially Responsible
-------------------------------------------------------------------------
 LARGE CAP VALUE
-------------------------------------------------------------------------
 EQ/Large Cap Value PLUS
-------------------------------------------------------------------------
 MID CAP
-------------------------------------------------------------------------
 AllianceBernstein Mid Cap Growth
 EQ/Mid Cap Value PLUS
-------------------------------------------------------------------------
 SMALL CAP
-------------------------------------------------------------------------
 EQ/Small Company Index
-------------------------------------------------------------------------
 SMALL CAP VALUE
-------------------------------------------------------------------------
 EQ/GAMCO Small Company Value
-------------------------------------------------------------------------
 SPECIALTY
-------------------------------------------------------------------------
 Multimanager Technology
-------------------------------------------------------------------------

(1)The "AXA Allocation" Portfolios.

(2)The Money Market Guarantee Account is closed to new or additional contributions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment Options" later in this prospectus.

(3)This is the variable investment option's new name, effective on or about May 1, 2012. Please see ''Portfolios of the Trusts'' under ''Contract features and benefits'' later in this Prospectus for the variable investment option's former name.


The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are managed by AXA Equitable. Each of the other Funds invests in shares of a corresponding portfolio ("Portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"). You should also read the prospectuses for the Trusts and keep them for future reference.

GUARANTEED OPTIONS. The guaranteed options we offer include a 3-year Guaranteed Rate Account and 5-year Guaranteed Rate Account. If you are an existing contract owner, you may have allocated values to the Money Market Guarantee Account. This investment option is closed to new contributions on January 1, 2009. See "Investment Options" later in this prospectus.

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.


We have filed registration statements relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information ("SAI"), dated May 1, 2012, which is part of one of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at The Members Retirement Program, c/o AXA Equitable, Box 4875 Syracuse, NY 13221, or calling 1-800-526-2701.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                        #235184

Contents of this Prospectus

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             Index of key words and phrases                     4
             Who is AXA Equitable?                              5
             How to reach us                                    6
             The Program at a glance -- key features            8
             Employer choice of retirement plans                8
             Plan features                                      8
             The Contract at a glance -- key features           9


             -----------------------------------------------------
             FEE TABLE                                         10
             -----------------------------------------------------

             Examples                                          10
             Condensed financial information                   11
             Financial statements of investment funds          11


             -----------------------------------------------------
             1.INVESTMENT OPTIONS                              12
             -----------------------------------------------------
             The Funds                                         12
             The Investment Trusts                             14
             Risks of investing in the Funds                   19
             Additional information about the Funds            20
             The guaranteed options                            20


             -----------------------------------------------------
             2.HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS  22
             -----------------------------------------------------
             For amounts in the Funds                          22
             How we determine the unit value                   22
             How we value the assets of the Funds              22


-------------
When we use the words "we,""us" and "our," we mean AXA Equitable. Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.

When we address the reader of this prospectus with words such as "you" and "your," we generally mean the individual plan participant in one or more of the plans available in the Program. For example, "you" and "your" may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract's owner's instructions under the contract. For example, in "Transfers and access to your account."

As explained in certain sections, "you" and "your" may sometimes refer to the employer. For example, "The Program" section of this prospectus is primarily directed at the employer.

No person is authorized by AXA Equitable Life Insurance Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by AXA Equitable. You should not rely on any other information or representation.

2   CONTENTS OF THIS PROSPECTUS

---------------------------------------------------------
3.TRANSFERS AND ACCESS TO YOUR ACCOUNT                24
---------------------------------------------------------
Transfers among investment options                    24
Disruptive transfer activity                          24
Our Account Investment Management System ("AIMS")
  and our Internet website                            25
Participant loans                                     25
Choosing benefit payment options                      25
Spousal consent                                       27
Proof of correct information                          27
Benefits payable after the death of a participant     27


---------------------------------------------------------
4.THE PROGRAM                                         28
---------------------------------------------------------
Summary of plan choices                               28
Getting started                                       28
How to make Program contributions                     28
Allocating Program contributions                      28
Distributions from the investment options             29
Rules applicable to participant distributions         29


---------------------------------------------------------
5.CHARGES AND EXPENSES                                31
---------------------------------------------------------
Charges for state premium and other applicable taxes  32
Fees paid to associations                             32
General information on fees and charges               32


---------------------------------------------------------
6.TAX INFORMATION                                     33
---------------------------------------------------------
Buying a contract to fund a retirement arrangement    33
Income taxation of distributions to qualified
  plan participants                                   33
In-Plan Roth rollover                                 34


---------------------------------------------------------
7.MORE INFORMATION                                    35
---------------------------------------------------------
About Program changes or terminations                 35
IRS disqualification                                  35
About the separate accounts                           35
About the general account                             35
About legal proceedings                               35
Financial statements                                  36
About the trustee                                     36
Distribution of the contracts                         36
Reports we provide and available information          36
Acceptance                                            36



--------------------------------------------
APPENDIX
--------------------------------------------
I   --  Condensed financial information  I-1


--------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
  Table of contents                       43
--------------------------------------------


                                                 CONTENTS OF THIS PROSPECTUS 3

Index of key words and phrases

--------------------------------------------------------------------------------

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.


                                                       PAGE

                    AIMS                                25

                    AXA Equitable                        5

                    beneficiary                         25

                    benefit payment options             24

                    business day                        22

                    contract                             9

                    corresponding portfolio              1

                    disruptive transfer activity        24

                    eligible rollover distributions     33

                    fair valuation                      23

                    GRAs                                21

                    guaranteed options                  20

                    individually designed plan           8

                    IRA                                 33

                    investment funds                     1

                    investment options                  12

                    Investment Trusts                   14

                    market timing                       24

                    Master Trust                        27

                    Money Market Guarantee Account      12

                    Plan Trusts                          1

                    Pooled Trust                        28

                    Program                             28

                    Roth 401(k)                          8

                    separate accounts                   35

                    unit value                          22

                    unit                                22

                    Volume Submitter Plan               28

                    Volume Submitter Retirement Trust   28

                    3-year GRA                          19

                    5-year GRA                          19


4   INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the "parent"), a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508.0 billion in assets as of December 31, 2011. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                      WHO IS AXA EQUITABLE?  5

HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

..   Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.


..   Unit values and other account information under your plan.


..   Any other information or materials that we provide in connection with the
    Program.

INFORMATION ON JOINING THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:
--------------------------------------------------------------------------------

  1-800-523-1125 (Retirement Program Specialists available weekdays 9 a.m. to 5 p.m., Eastern Time)
--------------------------------------------------------------------------------
 BY REGULAR MAIL:
--------------------------------------------------------------------------------

  The Members Retirement Program
  c/o AXA Equitable
  Box 2011
  Secaucus, NJ 07096
--------------------------------------------------------------------------------
 BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:
--------------------------------------------------------------------------------

  The Members Retirement Program
  c/o AXA Equitable
  500 Plaza Drive, 7th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------

The Members Retirement Program website www.axa-equitable.com/ mrp, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on either "Contact us" or "Send E-Mail to AXA Equitable."

NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

INFORMATION ONCE YOU JOIN THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:
--------------------------------------------------------------------------------

1-800-526-2701 (U.S.) or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom (Account Executives available weekdays 9 a.m. to 5 p.m., Eastern Time).
--------------------------------------------------------------------------------
 TOLL-FREE AIMS:
--------------------------------------------------------------------------------

By calling 1-800-526-2701 or 1-800-526-2701-0, you may, with your assigned personal security code, use AIMS to:

..   Transfer between investment options and obtain account balance information.

..   Change the allocation of future contributions and maturing guaranteed options.

..   Hear investment performance information, including investment fund unit values and current guaranteed option interest rates.

AIMS operates 24 hours a day. You may speak with our Account Executives during regular business hours about any matters covered by AIMS.
--------------------------------------------------------------------------------
 BY INTERNET FOR AMOUNTS IN THE PLAN TRUST
--------------------------------------------------------------------------------

By logging on to www.axa-equitable.com/mrp, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their social security number and personal security code. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:

..   Investment performance, current investment fund unit values, and current guaranteed option interest rates.

..   Transfer assets between investment options and obtain account balance information.

..   Change the allocation of future contributions and maturing Guaranteed Rate
    Accounts.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:

..   Contribution Reports (customizable by date)

..   Online Statements

..   Transaction History (customizable by date)

..   Online remittal of Contributions

..   Online remittal of annual Plan and Participant Census Information

..   Online 5500 preparation and filing (Master and Volume Submitter Plans only)
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CONTRIBUTION CHECKS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

  The Members Retirement Program
  P.O. Box 4875
  Syracuse, NY 13221
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CONTRIBUTION CHECKS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

  The Association Members Retirement Program
  P.O. Box 1599
  Newark, NJ 07101-9764

6   WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 FOR ALL CORRESPONDENCE (WITH OR WITHOUT CONTRIBUTION CHECKS) SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:
--------------------------------------------------------------------------------


  AXA Equitable
  Association Service MD 37-12
  100 Madison Street
  Syracuse, NY 13202


Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.
--------------------------------------------------------------------------------
 BY E-MAIL
--------------------------------------------------------------------------------

We welcome your comments and questions regarding the Members Retirement Program. If you have a comment or suggestion about the Members Website we would appreciate hearing from you. Go to www.axa-equitable.com/mrp, Participant Services and click on "Contact Us" or click on "email the Members Retirement Program."

                                                      WHO IS AXA EQUITABLE?  7

The Program at a glance -- key features

--------------------------------------------------------------------------------

EMPLOYER CHOICE OF RETIREMENT PLANS

Our Members Retirement Plan is a defined contribution master plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A "designated Roth contribution" ("Roth 401(k)") may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See "Tax information" below. The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Program's investment options are the only investment choices under the Members Retirement Plan.

Our Volume Submitter Plan is a defined contribution plan that can be adopted as a profit-sharing plan (new comparability or age weighted) with or without 401(k) features. The Program's investment options are the only investment choices under the Volume Submitter Plan.

Our Pooled Trust for Individually Designed Plans, which invests through our Investment Only arrangement, allows you to use the investment options in the Program through our Pooled Trust.

PLAN FEATURES

MEMBERS RETIREMENT PLAN:

..   The Program investment options are the only investment choices.

..   Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

..   Use of our Master Trust.

..   No minimum amount must be invested.

..   5500 reporting.

..   Automatic updates for law changes.

VOLUME SUBMITTER PLAN:

..   Program investment options used as the only investment choices.

..   Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

..   Use of our Volume Submitter Retirement Trust.

..   No minimum amount must be invested.

..   5500 reporting.

..   Automatic updates for law changes (may require employer adoption).

INVESTMENT ONLY:

..   Our Pooled Trust is used for investment only.

..   Recordkeeping services provided for plan assets in Pooled Trust.

PLAN CHARGES AND EXPENSES:

..   Plan and transaction charges vary by type of plan adopted, or by specific transaction.

ADDITIONAL FEATURES FOR AMOUNTS HELD IN THE TRUST:

..   Toll-free number available for transfers and account information.

..   Internet website access to account information and transactions.

..   Participant loans (if elected by your employer; some restrictions apply).

..   Regular statements of account.

..   Retirement Program Specialist and Account Executive support.

..   Daily valuation of accounts.

--------------------------------------------------------------
                MEMBERS
                RETIREMENT PLAN       POOLED TRUST FOR
                AND VOLUME            INDIVIDUALLY
                SUBMITTER PLAN        DESIGNED PLANS
--------------------------------------------------------------
WHO SELECTS     Participant           Participant or Trustee,
INVESTMENTS?                          as specified under
                                      your Plan
--------------------------------------------------------------
ARE LOANS       Yes, if permitted     Yes, if permitted
AVAILABLE?      under your Plan       under your Plan
--------------------------------------------------------------
WHEN ARE YOU    Upon retirement,      Benefits depend upon
ELIGIBLE FOR    death, disability or  the terms of your Plan
DISTRIBUTIONS?  termination of
                employment
--------------------------------------------------------------

8   THE PROGRAM AT A GLANCE -- KEY FEATURES

The Contract at a glance -- key features

--------------------------------------------------------------------------------

CONTRIBUTIONS:

..   Can be allocated to any one option or divided among them.


..   Must be made by check or money order payable to AXA Equitable or remitted online.


..   Must be sent along with a Contribution Remittance Form.

..   Are credited on the day of receipt if accompanied by properly completed forms.

TRANSFERS AMONG INVESTMENT OPTIONS:

..   Generally, amounts may be transferred among the investment options at any time.


..   Transfers may be made by telephone on AIMS or on our internet website.


..   There is no charge for transfers and no tax liability.

..   Transfers from the Guaranteed Rate Accounts may not be made prior to maturity.

CHARGES AND EXPENSES:

..   Program expense charge assessed against combined value of Program assets in the Trust.

..   Investment management and accounting fees and other expenses charged on an investment fund-by-fund basis, as applicable.

..   Record maintenance and report fee.

..   Enrollment fee.

..   Indirectly, charges of underlying Portfolios for investment management,
    12b-1 fees and other expenses.

PROFESSIONAL INVESTMENT MANAGEMENT:

Through the investment funds under our contract we make available these professional investment managers who advise or sponsor the different Funds:


..   AXA Equitable Funds Management Group, LLC


..   AllianceBernstein L.P.

..   BlackRock Investment Management, LLC


..   Calvert Investment Management, Inc.


..   Capital Guardian Trust Company



..   GAMCO Asset Management, Inc.

..   Hirayama Investments, LLC

..   Marsico Capital Management LLC

..   Morgan Stanley Investment Management, Inc.

..   Pacific Investment Management Company, LLC

..   Post Advisory Group, LLC

..   RCM Capital Management LLC

..   SSgA Funds Management, Inc.

..   The Dreyfus Corporation

..   Wellington Management Company, LLP



BENEFIT PAYMENT OPTIONS:

..   Lump sum.


..   Installments on a time certain or dollar certain basis including automated minimum distributions if elected.


..   Fixed annuity benefit payout options as available under your employer's plan.

..   Variable annuity benefit payout options as available under your employer's plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.

GUARANTEED OPTIONS:

The three guaranteed options include two Guaranteed Rate Accounts and a Money Market Guarantee Account. The Money Market Guarantee Account is closed to new or additional contributions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment Options" later in this prospectus.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days.

TAX ADVANTAGES:

..  On earnings
   No tax on investment earnings until withdrawn.

..  On transfers
   No tax on internal transfers.

TAX NOTE:

..   Because you are purchasing or contributing to an annuity contract to fund a retirement plan qualified under section 401 of the Internal Revenue Code (the "Code") you should be aware that the contract meets Code qualification requirements but does not provide tax deferral benefits beyond those already provided by the Code. You should consider whether the contract's features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the features, benefits and costs of the contract relative to other types of arrangements. (For more information, see "Tax information" later in the prospectus.)

                                    THE CONTRACT AT A GLANCE -- KEY FEATURES 9

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

-----------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM THE VALUE IN YOUR INVESTMENT OPTIONS
 AT THE END OF EACH MONTH EXPRESSED AS AN ANNUAL PERCENTAGE
-----------------------------------------------------------------------------

Program expense charge/(1)/                               1.00% (Maximum)
-----------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE END OF
 EACH CALENDAR QUARTER
-----------------------------------------------------------------------------

Record maintenance and report fee                         $3.75
-----------------------------------------------------------------------------
 CHARGES WE MAY DEDUCT FROM YOUR ACCOUNT VALUE
-----------------------------------------------------------------------------

Enrollment fee/(2)/                                       $25 per participant


A proportionate share of all fees and expenses paid by a Portfolio that corresponds to any investment fund of the Investment Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2011 charged by any of the Portfolios that apply periodically during the time that you own the contract. These fees and expenses are reflected in the investment funds' net asset value each day. Therefore, they reduce the investment return of the fund and the related investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for the Trusts.



--------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------------------------------
                                                                                    Lowest Highest
                                                                                    ------ -------
Total Annual Portfolio Operating Expenses for 2011 (expenses that are deducted
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or   0.62%   1.55%
other expenses)/(3)/



-------------------------------------------------------------------------------------------------
 POOLED TRUST EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE
-------------------------------------------------------------------------------------------------
                                                       INVESTMENT
                                                     MANAGEMENT AND    DIRECT OPERATING AND
                                                   ACCOUNTING FEE/(4)/ OTHER EXPENSES/(5)/  TOTAL
-------------------------------------------------------------------------------------------------
AllianceBernstein Growth Equity                        0.30%               0.08%            0.38%
AllianceBernstein Mid Cap Growth                       0.65%               0.08%            0.73%
AllianceBernstein Balanced                             0.50%               0.13%            0.63%


-------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM THE FUNDS EXPRESSED AS AN ANNUAL PERCENTAGE
-------------------------------------------------------------------------------------------------
Other expenses/(5)/                                                                     0.06%
-------------------------------------------------------------------------------------------------


(1)This is the maximum fee; the program expense charge you actually pay may be lower, as discussed later in this prospectus, under "Charges and expenses".

(2)This fee is charged to your employer. If your employer fails to pay this charge, we may deduct the amount from subsequent contributions or from your account value.


(3)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Target 2045 Allocation Portfolio.

(4)These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended
   December 31, 2011. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2012. We receive a portion of this fee for accounting and administrative services.

(5)These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2011. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2012.


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated and assume the maximum charges applicable under the contract, including the record maintenance and report fee and the enrollment fee. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

10  FEE TABLE

The charges used in the examples are the maximum expenses. The guaranteed rate accounts and the money market guarantee account are not covered by the fee table and examples. However, ongoing expenses do apply to the guaranteed rate accounts and the money market guarantee account. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SEPARATE ACCOUNT 66 EXAMPLES: These examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:


----------------------------------------------------------------------------------------------------------------
                                           IF YOU SURRENDER OR DO NOT
                                         SURRENDER YOUR CONTRACT AT THE END   IF YOU ANNUITIZE AT THE END OF THE
                                         OF THE APPLICABLE TIME PERIOD            APPLICABLE TIME PERIOD
----------------------------------------------------------------------------------------------------------------
                                         1 YEAR   3 YEARS  5 YEARS  10 YEARS  1 YEAR    3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------------
 INVESTMENT TRUSTS:
----------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and expenses
   of any of the Portfolios              $304      $879    $1,478    $3,085    $304      $879   $1,478   $3,085
----------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and expenses
   of any of the Portfolios              $211      $598    $1,008    $2,141    $211      $598   $1,008   $2,141
----------------------------------------------------------------------------------------------------------------


POOLED SEPARATE ACCOUNT EXAMPLES: These examples assume that you invest $10,000 in the indicated options under the contract for the time periods indicated. All other information and assumptions stated above apply. Although your actual costs may be higher or lower based on these assumptions, your costs would be:


----------------------------------------------------------------------------------------------------------------
                                           IF YOU SURRENDER OR DO NOT
                                         SURRENDER YOUR CONTRACT AT THE END   IF YOU ANNUITIZE AT THE END OF THE
                                         OF THE APPLICABLE TIME PERIOD            APPLICABLE TIME PERIOD
----------------------------------------------------------------------------------------------------------------
                                         1 YEAR   3 YEARS  5 YEARS  10 YEARS  1 YEAR    3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------------
AllianceBernsteinGrowth Equity           $180      $506      $851    $1,816    $180      $506     $851   $1,816
----------------------------------------------------------------------------------------------------------------
AllianceBernsteinMid Cap Growth          $216      $613    $1,034    $2,194    $216      $613   $1,034   $2,194
----------------------------------------------------------------------------------------------------------------
AllianceBernsteinBalanced                $206      $583      $982    $2,087    $206      $583     $982   $2,087
----------------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for condensed financial information concerning the Funds available as of December 31, 2011.


FINANCIAL STATEMENTS OF INVESTMENT FUNDS

Each of the investment funds is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Pooled Separate Accounts, (AllianceBernstein Growth Equity (Separate Account No. 4), AllianceBernstein Mid Cap Growth (Separate Account No. 3) and AllianceBernstein Balanced (Separate Account No. 10)) and Separate Account No. 66 as well as the financial statements of AXA Equitable are included in the SAI. The financial statements for each Trust are in the SAI for that Trust.

                                                                  FEE TABLE  11

1. Investment options


--------------------------------------------------------------------------------

We offer VARIOUS INVESTMENT OPTIONS under the contract which include: investment funds that we call the "Funds," and two guaranteed rate accounts. The Money Market Guarantee Account is no longer being sold. See "Money Market Guarantee Account is closed to new money" under "Investment options" later in this prospectus for further information. We reserve the right to discontinue the offering of any Funds and either or both of the currently available guaranteed rate accounts at any time with notice to you. Not all Funds and guaranteed rate accounts may be available with all Plans.

THE FUNDS

Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. We cannot assure you that any of the Funds will meet their investment objectives.

THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND

OBJECTIVE


The investment objective of the AllianceBernstein Growth Equity Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.


INVESTMENT STRATEGIES

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).


The majority of trading in the Fund each year will take place in June, after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor's opinion, they provide a more cost-effective alternative than transacting in the cash market.


The Fund is valued daily.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds," later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Growth Equity Fund specifically.

THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND

OBJECTIVES

The AllianceBernstein Mid Cap Growth Fund seeks to achieve long-term capital growth, through a diversified portfolio of equity securities. The account attempts to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

INVESTMENT STRATEGIES

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invests at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries, as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer's first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.


The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.


RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

12  INVESTMENT OPTIONS

THE ALLIANCEBERNSTEIN BALANCED FUND

OBJECTIVES

The Balanced Account (the "Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Portfolio will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

INVESTMENT STRATEGIES

The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.


The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Adviser's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub-portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The US Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to primarily add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor's most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations -- the output of the research review sessions -- into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.


The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio's non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities-(such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations ("CMOs"), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with AXA Equitable guidelines.

                                                         INVESTMENT OPTIONS  13

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.


The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.


ASSET ALLOCATION POLICIES


The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. The Fund is valued daily.


---------------------------------------------------------------------------------------------
ALLOCATION                                                                   AXA EQUITABLE'S
PORTFOLIO TYPE                                     SUB-PORTFOLIO PORTFOLIO   SPECIFIED TARGET
---------------------------------------------------------------------------------------------
Global Equity                                      Global Structured Equity        60%
---------------------------------------------------------------------------------------------
Total fixed and money market instruments:                                          40%
..   Fixed                                          .   35%-US Core
                                                       Fixed Income

..   Money market instruments                       .   5%-Cash
---------------------------------------------------------------------------------------------

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds", below, for information on the risks associated with an investment in the funds generally, and in the AllianceBernstein Balanced Fund specifically.

INVESTMENT MANAGER


The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Growth Equity and AllianceBernstein Mid Cap Growth funds (collectively, the "Funds"). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. ("AllianceBernstein") to manage the Funds. Subject to that committee's broad supervisory authority, AllianceBernstein's investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:


---------------------------------------------------------------
                       PORTFOLIO          BUSINESS EXPERIENCE
FUND                   MANAGER            FOR PAST 5 YEARS
---------------------------------------------------------------
AllianceBernstein      Judith A. De Vivo  Portfolio Manager
Growth Equity Fund                        at AllianceBernstein
                                          since 1984.
---------------------------------------------------------------
AllianceBernstein Mid  John H. Fogarty    Portfolio Manager
Cap Growth Fund                           at AllianceBernstein
                                          since 1997.
---------------------------------------------------------------
AllianceBernstein      Alison Martier     Portfolio Manager
Balanced Fund                             at AllianceBernstein
                                          since 1993

                       Shawn Keegan       Portfolio Manager
                                          at AllianceBernstein
                                          since 2001

                       Greg Wilensky      Portfolio Manager
                                          at AllianceBernstein
                                          since 1996

                       Joshua Lisser      Portfolio Manager
                                          at AllianceBernstein
                                          since 1992

                       Seth Masters       Portfolio Manager
                                          at AllianceBernstein
                                          since 1995
---------------------------------------------------------------

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities in the fund.


As of December 31, 2011, AllianceBernstein had total assets under management of $406 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

A description of the policies and procedures with respect to disclosure of the portfolio securities of the AllianceBernstein Balanced Fund, the AllianceBernstein Growth Equity Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 15 days after the month end free of charge by calling 1 (866) 642-3127.

THE INVESTMENT TRUSTS

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or ''loads'' for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Investment Trust

14  INVESTMENT OPTIONS
may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Investment Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectuses for each Trust, which are attached at the end of this prospectus or in their respective SAIs, which are available upon request.


All funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those investment funds will depend on the investment performance of the corresponding portfolios.

                                                         INVESTMENT OPTIONS  15

PORTFOLIOS OF THE INVESTMENT TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Investment Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC indirectly receives 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


The AXA Allocation Portfolios offer participants a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable Funds Management Group, LLC, ("AXA Equitable FMG"). AXA Equitable FMG may promote the benefits of such portfolios to participants and/or suggest, incidental to the sale of this contract, that participants consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, and certain other affiliated Portfolios, use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the overall volatility of your account value and risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high.


----------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                    AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE           B        Seeks long-term capital appreciation.           AXA Equitable Funds Management
  ALLOCATION                                                                         Group, LLC
----------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE         B        Seeks a high level of current income.           AXA Equitable Funds Management
  ALLOCATION                                                                         Group, LLC
----------------------------------------------------------------------------------------------------------------------
AXA                      B        Seeks current income and growth of              AXA Equitable Funds Management
  CONSERVATIVE-PLUS               capital, with a greater emphasis on                Group, LLC
  ALLOCATION                      current income.
----------------------------------------------------------------------------------------------------------------------
AXA MODERATE             B        Seeks long-term capital appreciation and        AXA Equitable Funds Management
  ALLOCATION                      current income.                                    Group, LLC
----------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS        B        Seeks long-term capital appreciation and        AXA Equitable Funds Management
  ALLOCATION                      current income, with a greater emphasis            Group, LLC
                                  on capital appreciation.
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER             B        Seeks high total return through a               Pacific Investment Management
  MULTI-SECTOR BOND               combination of current income and                  Company LLC
                                  capital appreciation.                           Post Advisory Group, LLC
                                                                                  SSgA Funds Management, Inc.
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER             B        Seeks long-term growth of capital.              AXA Equitable Funds Management
  TECHNOLOGY                                                                         Group, LLC
                                                                                  RCM Capital Management LLC
                                                                                  SSgA Funds Management, Inc.
                                                                                  Wellington Management Company,
                                                                                     LLP
----------------------------------------------------------------------------------------------------------------------
TARGET 2015              B        Seeks the highest total return over time        AXA Equitable Funds Management
  ALLOCATION                      consistent with its asset mix. Total return        Group, LLC
                                  includes capital growth and income.
----------------------------------------------------------------------------------------------------------------------

16  INVESTMENT OPTIONS

----------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                    AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------
TARGET 2025              B        Seeks the highest total return over time        AXA Equitable Funds Management
  ALLOCATION                      consistent with its asset mix. Total return        Group, LLC
                                  includes capital growth and income.
----------------------------------------------------------------------------------------------------------------------
TARGET 2035              B        Seeks the highest total return over time        AXA Equitable Funds Management
  ALLOCATION                      consistent with its asset mix. Total return        Group, LLC
                                  includes capital growth and income.
----------------------------------------------------------------------------------------------------------------------
TARGET 2045              B        Seeks the highest total return over time        AXA Equitable Funds Management
  ALLOCATION                      consistent with its asset mix. Total return        Group, LLC
                                  includes capital growth and income.
----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                             INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                    AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY      IB       Seeks to achieve long-term capital              Calvert Investment Management,
  RESPONSIBLE                     appreciation.                                      Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN      IB       Seeks to achieve long-term growth of            Capital Guardian Trust Company
  RESEARCH                        capital.
----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX      IB       Seeks a total return before expenses that       AllianceBernstein L.P.
                                  approximates the total return
                                  performance of the S&P 500 Index,
                                  including reinvestment of dividends, at a
                                  risk level consistent with that of the S&P
                                  500 Index.
----------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL           IB       Seeks to maximize capital appreciation.         GAMCO Asset Management Inc.
  COMPANY VALUE
----------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL                IB       Seeks to achieve long-term capital              AXA Equitable Funds Management
  MULTI-SECTOR                    appreciation with an emphasis on risk-             Group, LLC
  EQUITY                          adjusted returns and managing volatility        BlackRock Investment
                                  in the Portfolio.                                  Management, LLC
                                                                                  Morgan Stanley Investment
                                                                                     Management, Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE          IB       Seeks to achieve a total return before          AXA Equitable Funds Management
  GOVERNMENT                      expenses that approximates the total               Group, LLC
  BOND/(1) /                      return performance of the Barclays              SSgA Funds Management, Inc.
                                  Intermediate U.S. Government Bond
                                  Index, including reinvestment of
                                  dividends, at a risk level consistent with
                                  that of the Barclays Intermediate U.S.
                                  Government Bond Index.
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL         IB       Seeks to achieve long-term growth of            AXA Equitable Funds Management
  CORE PLUS                       capital with an emphasis on risk-adjusted          Group, LLC
                                  returns and managing volatility in the          BlackRock Investment
                                  Portfolio.                                         Management, LLC
                                                                                  Hirayama Investments, LLC
                                                                                  WHV Investment Management
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL         IA       Seeks to achieve a total return (before         AllianceBernstein L.P.
  EQUITY INDEX                    expenses) that approximates the total
                                  return performance of a composite index
                                  comprised of 40% Dow Jones EURO
                                  STOXX 50 Index, 25% FTSE 100 Index,
                                  25% TOPIX Index, and 10% S&P/ASX
                                  200 Index, including reinvestment of
                                  dividends, at a risk level consistent with
                                  that of the composite index.
----------------------------------------------------------------------------------------------------------------------


                                                         INVESTMENT OPTIONS  17

--------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                  AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH      IB       Seeks to provide long-term capital growth     AXA Equitable Funds Management
  PLUS                            with an emphasis on risk-adjusted returns        Group, LLC
                                  and managing volatility in the Portfolio.     BlackRock Investment
                                                                                   Management, LLC
                                                                                Marsico Capital Management LLC
--------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE       IB       Seeks to achieve long-term growth of          AllianceBernstein L.P.
  PLUS                            capital with an emphasis on risk-adjusted     AXA Equitable Funds Management
                                  returns and managing volatility in the           Group, LLC
                                  Portfolio.
--------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE         IB       Seeks to achieve long-term capital            AXA Equitable Funds Management
  PLUS                            appreciation with an emphasis on risk            Group, LLC
                                  adjusted returns and managing volatility      BlackRock Investment
                                  in the Portfolio.                                Management, LLC
                                                                                Wellington Management Company
                                                                                   LLP
--------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET          IA       Seeks to obtain a high level of current       The Dreyfus Corporation
                                  income, preserve its assets and maintain
                                  liquidity.
--------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA           IB       Seeks to generate a return in excess of       Pacific Investment Management
  SHORT BOND                      traditional money market products while          Company, LLC
                                  maintaining an emphasis on preservation
                                  of capital and liquidity.
--------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY         IB       Seeks to replicate as closely as possible     AllianceBernstein L.P.
  INDEX                           (before the deduction of Portfolio
                                  expenses) the total return of the Russell
                                  2000 Index.
--------------------------------------------------------------------------------------------------------------------


(1)This is the Portfolio's new name, effective on or about May 1, 2012. The Portfolio's former name was EQ/Intermediate Government Bond Index.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE PORTFOLIOS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF INVESTMENT TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-526-2701.


18  INVESTMENT OPTIONS

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the applicable Trust prospectus for risks and factors and investment techniques associated with an investment in all funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund.

Important factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are discussed below.

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER SIZED COMPANIES. The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller sized companies. The securities of small and medium sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $15 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small- and medium-sized companies have a lower degree of liquidity in the markets for their stocks.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund -- and, therefore, the value of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities which may be in the AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the U.S. involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Funds' foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

INVESTMENT POLICIES. Due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset- backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund, however, is unable to accurately predict the rate at which prepayments will be made, as that rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the fund. Moreover, securities that may be prepaid tend to increase in value less during times of declining interest rates, and to decrease in value more during times of increasing interest rates, than do securities that are not subject to prepayment.

                                                         INVESTMENT OPTIONS  19

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BALANCED FUND.

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse conditions or changing circumstances than those rated A or higher; but we regard these lower rated bonds as having adequate capacity to pay principal and interest.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND


While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the account may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error". The account attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.


ADDITIONAL INFORMATION ABOUT THE FUNDS

CHANGE OF INVESTMENT OBJECTIVES

We can change the investment objectives of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Insurance Department approves the change.

The investment objectives of the Portfolios of the Investment Trusts may be changed by the Board of Trustees of the applicable Investment Trust without the approval of shareholders. (See "Voting rights" below.)

VOTING RIGHTS


No voting rights apply to any of the separate accounts or to the Guaranteed Options.

However, as the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees;

..   the formal approval of independent public accounting firms selected for each Investment Trust; or

..   any other matters described in each prospectus for the Investment Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners/participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners/participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners/participants vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Investment Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


THE GUARANTEED OPTIONS

We offer three different guaranteed options:

..   two Guaranteed Rate Accounts (GRAs), and

..   our Money Market Guarantee Account (for existing contract owners who have allocated values to the Money Market Guarantee Account only).

We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the guaranteed options become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the Insurance Department of the State of New York and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

20  INVESTMENT OPTIONS

The Money Market Guarantee Account is no longer being offered. Please see "Money Market Guarantee Account is closed to new money" later in this section.

GUARANTEED RATE ACCOUNTS


We offer a GRA that matures in three years (3-year GRA) and a GRA that matures in five years (5-year GRA). Your contributions to the GRAs earn the guaranteed interest rate that is in effect when your contribution is credited to your plan account. The interest rate is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees. See "Charges and expenses" later in this prospectus.


You can make new contributions or transfer amounts from other investment options to a GRA at the current guaranteed rate at any time. New guaranteed rates are offered each Wednesday and are available for a seven-day period. The rates are determined in accordance with our normal pricing methods for similar products. The GRA rate will vary from one seven-day period to another, but will never be less than 1%. You may call AIMS or access our Website to obtain our current GRA rates. You earn interest from the day after your contribution or transfer is credited through the maturity date of the GRA. See "Maturing GRAs" in the SAI for more information. The amount of your contribution and interest that is guaranteed is subject to any penalties applicable upon premature withdrawal. See "Premature withdrawals and transfers from a GRA" in the SAI.

RESTRICTIONS ON WITHDRAWALS AND TRANSFERS

..   You may not transfer from one GRA to another or from a GRA to another investment option except at maturity.

..   You may transfer other amounts at any time to a GRA at the current guaranteed rate.

..   Withdrawals may be made from a GRA before maturity if: you are disabled;
    you attain age 70 1/2; you die; or you are not self- employed and your employment is terminated.

..   You may not remove GRA funds before maturity to take a loan, hardship or other in-service withdrawal, as a result of a trustee-to-trustee transfer, or to receive benefits from a terminated plan.

..   Certain other withdrawals prior to maturity are permitted, but may be subject to penalty. See "Procedures for withdrawals, distributions and transfers from a GRA" in the SAI.

MONEY MARKET GUARANTEE ACCOUNT IS CLOSED TO NEW MONEY


On January 1, 2009, the Money Market Guarantee Account was closed to new contributions and loan repayments. Any amounts you have in the Money Market Guarantee Account can remain in your account, but you can no longer transfer or contribute any additional amounts to your account. Any amounts that remained in your Money Market Guarantee Account will continue to accrue interest as described below.


You can always transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you can no longer transfer any such amounts back into the Money Market Guarantee Account.

MONEY MARKET GUARANTEE ACCOUNT

All contributions you made prior to January 1, 2009, to the Money Market Guarantee Account will continue to earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees and charges. While the rate changes monthly, it will never be less than 1%. The rate will approximate current market rates for money market mutual funds minus these fees. You may call AIMS or access our website to obtain the current monthly rate.

Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn.

DISTRIBUTIONS, WITHDRAWALS, AND TRANSFERS. You may effect distributions, withdrawals and transfers out of your Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers out of your Money Market Guarantee Account only.

                                                         INVESTMENT OPTIONS  21

2. How we value your account balance in the Funds

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FOR AMOUNTS IN THE FUNDS

When you invest in a Fund, your contribution or transfer is used to purchase "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

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Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
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On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

HOW WE DETERMINE THE UNIT VALUE

We determine the Unit Value at the end of each business day. The Unit Value for each Fund is determined by first calculating a gross unit value reflecting only investment performance and then adjusting it for Program expenses to obtain the Fund Unit Value. We calculate the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day and, for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, then deducting audit and custodial fees. We calculate the net investment factor as follows:

..   First, we take the value of the Fund's assets at the close of business on the preceding business day.

..   Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

..   Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

..   Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund Unit Value is calculated on every business day by multiplying the Fund Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a)is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b)is the charge to the Fund for that month for the daily accrual of fees and expenses times the number of days since the end of the preceding month.


The value of the investments that Separate Account 66 has in the following
Funds: AXA Aggressive Allocation, AXA Conservative Allocation, AXA Conservative-Plus Allocation, AXA Moderate Allocation, AXA Moderate-Plus Allocation, Multimanager Multi-Sector Bond, Multimanager Technology, Target 2015 Allocation, Target 2025 Allocation, Target 2035 Allocation, Target 2045 Allocation, EQ/Calvert Socially Responsible, EQ/Capital Guardian Research, EQ/Equity 500 Index, EQ/International Equity Index, EQ/GAMCO Small Company Value, EQ/Global Multi-Sector Equity, EQ/Intermediate Government Bond, EQ/International Core PLUS, EQ/Large Cap Growth PLUS, EQ/Large Cap Value PLUS, EQ/Mid Cap Value PLUS, EQ/Money Market, EQ/PIMCO Ultra Short Bond and EQ/Small Company Index is calculated by multiplying the number of shares held by Separate Account No. 66 in each portfolio by the net asset value per share of that portfolio determined as of the close of business on the same day as the respective Unit Values of each of the foregoing Funds are determined.


HOW WE VALUE THE ASSETS OF THE FUNDS

The assets of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are valued as follows:

..   Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

..   Foreign securities not traded directly, or in ADR form, in the United
    States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

..   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

..   Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond

22 HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

..   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

..   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

..   Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

..   Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectus for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"), the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding portfolios.

                              HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS 23

3. Transfers and access to your account

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TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer some or all of your amounts among the investment options if you participate in the Members Retirement Plan or the Volume Submitter Plan (together, the "Plans"). Participants in other plans may make transfers as allowed by the plan.

No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs, and to or from the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, are permitted at any time. Transfers from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts.

No transfers to the Money Market Guarantee Account are permitted. See "Money Market Guarantee Account is closed to new money" under "Investment options" earlier in this prospectus for more information.

Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing"organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.


Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the variable investment options for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and
(3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a contract owner/participant is identified as having engaged in a potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


24  TRANSFERS AND ACCESS TO YOUR ACCOUNT

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews contract owner/participant trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph.

We may change those policies and procedures, and any new or revised policies or procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the contract owner/participant.


Contract owners/participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM ("AIMS") AND OUR INTERNET WEBSITE


Participants may use our automated AIMS or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use AIMS, you must have a touch-tone telephone. We assign a personal security code ("PSC") number or password in the case of employers accessing the Plan Services website, to you after we receive your completed enrollment form. Our Internet website can be accessed at www.axa-equitable.com/mrp.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at www.axa-equitable.com/mrp.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using AIMS or by the internet website. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions or internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.

PARTICIPANT LOANS


Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. The number of plan loans outstanding are subject to the terms of the employer's plan.


Loans are subject to restrictions under Federal tax laws and ERISA, and are also subject to the limits of the plan. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives. A loan may not be taken from the Guaranteed Rate Accounts. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must repay the amount borrowed with interest as required by Federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.

CHOOSING BENEFIT PAYMENT OPTIONS

Benefit payments are subject to plan provisions.

The Program offers a variety of benefit payment options. If you are a participant in an individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you a choice of one or more of the following forms of distribution:

..   Periodic installments

..   Qualified Joint and Survivor Annuity

..   Joint and Survivor Annuity Options, some with optional Period Certain

..   Life Annuity

..   Life Annuity -- Period Certain

..   Cash Refund Annuity

..   Lump Sum Payment

TYPES OF BENEFITS

Under the Plans, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the

                                        TRANSFERS AND ACCESS TO YOUR ACCOUNT 25
form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. IN SOME PLANS, THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal consent requirements" below.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.


PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro-rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election. We do not offer installments for benefits under individually designed plans.


LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

LIFE ANNUITY -- PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY -- PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

FIXED AND VARIABLE ANNUITY CHOICES

The cost of the fixed annuity is determined from tables in the group annuity contract which show the amounts necessary to purchase each $1 of monthly payment (after deduction of any applicable taxes and the annuity administrative charge described below). Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. We may change the tables in the contract no more than once every five years.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified profit sharing plan a better annuity purchase rate than those currently available for the Program, we will also make those rates available to Program participants.

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity -- Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity -- Period Certain, you may select either fixed or variable payments. The variable payments reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus supplement.

SPOUSAL CONSENT REQUIREMENTS


Under the Plans, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or
(2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to you reaching age 35, your spouse must consent to the designation and, upon you reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.


If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

26  TRANSFERS AND ACCESS TO YOUR ACCOUNT

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent.

All of these annuity options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

--------------------------------------------------------------------------------
The amount of each payment in a fixed option remains the same. Variable option payments change to reflect the investment performance of the AllianceBernstein Growth Equity Fund.
--------------------------------------------------------------------------------

See "Procedures for withdrawals, distributions and transfers" in the SAI.

We provide the fixed and variable annuity options. Payments under variable annuity options reflect investment performance of the AllianceBernstein Growth Equity Fund.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified plan a better annuity purchase rate than those currently guaranteed under the Program, we will also make those rates available to Program participants.

SPOUSAL CONSENT

If a participant is married and has an account balance greater than $5,000, (except for amounts contributed to the Rollover Account) federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above. Certain individually designed Plans are not subject to these requirements.

PROOF OF CORRECT INFORMATION

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. AXA Equitable will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. AXA Equitable will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. AXA Equitable's liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.

BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

Regardless of whether a participant's death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the participant's death and reduces that number by one each subsequent year.

If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, the law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin by December 31 of the year following the year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to December 31 of the year the participant would have attained age 70 1/2 or, if later, December 31 of the year after the participant's death, or
(3) the spouse or the beneficiary who is not the participant's spouse may be able to roll over all or part of the death benefit to an individual retirement arrangement, or, for a spouse only, an annuity under Section 403(b) of the Code or a governmental employer plan under Section 457 of the Code. If, at death, a participant was already receiving benefits, the beneficiary must continue to receive benefits, subject to the Federal income tax minimum distribution rules. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal consent requirements" above.

Under the Plans, on the day we receive proof of death, we automatically transfer the participant's account balance in the Equity Funds to the EQ/Money Market Portfolio unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Accounts will remain in the Guaranteed Rate Accounts.


A non-spousal beneficiary may be able to directly rollover a death benefit into a new individual retirement arrangement dedicated to making post-death payments.


                                        TRANSFERS AND ACCESS TO YOUR ACCOUNT 27

4. The Program


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This section explains the Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds and GRAs operate within the Program. The Program itself is not registered under the Securities Act of 1933.


The Members Retirement Program consists of several types of retirement plans and three retirement plan Trusts: the Master Trust, the Volume Submitter Retirement Trust and the Pooled Trust. Each of the Trusts invests exclusively in the contract described in this prospectus. The Program is sponsored by AXA Equitable. The Program had 5,764 participants and approximately $218 million in assets at December 31, 2011.


Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How to reach us -- Information on joining the Program" on the back cover of the prospectus.

SUMMARY OF PLAN CHOICES

You have a choice of three retirement plan arrangements under the Program. You can:

..   Choose the MEMBERS RETIREMENT PLAN -- which automatically gives you a full range of services from AXA Equitable. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Members Retirement Plan employers adopt our Master Trust and your only investment choices are from the Investment Options.

-----------------------------------------
The Members Retirement Plan is a defined contribution master plan that can be adopted as a profit sharing plan (including optional
401(k), SIMPLE 401(k) and safe harbor 401(k) features), a defined contribution pension plan, or both. A Roth 401(k) option is available for all 401(k) plan types.
-----------------------------------------

..   Choose the VOLUME SUBMITTER PLAN -- which automatically gives you a full range of services from AXA Equitable and offers the opportunity to utilize a cross-tested plan option. The services include your choice of the Program's investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the Volume Submitter Plan, employers adopt the Volume Submitter Retirement Trust and your only investment choices are from the Investment Options.

-----------------------------------------
The Volume Submitter Plan is a defined contribution plan that can be adopted as a profit sharing plan (new comparability or age weighted) with or without 401(k) features. A Roth 401(k) option is available for all 401(k) plan types.
-----------------------------------------

..   Maintain our POOLED TRUST FOR INDIVIDUALLY DESIGNED PLANS -- and use our
    Pooled Trust for investment options in the Program in addition to your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets in the Pooled Trust.

-----------------------------------------
The Pooled Trust is an investment vehicle used with individually de-
signed qualified retirement plans. It can be used for both defined con-
tribution and defined benefit plans. We provide recordkeeping services for plan assets held in the Pooled Trust.
-----------------------------------------

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

GETTING STARTED

If you choose one of the Plans, you as the employer or trustee must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see "Your responsibilities as employer" in the SAI.

HOW TO MAKE PROGRAM CONTRIBUTIONS


Contributions can be made using the online contribution feature at www.axa-equitable.com/mrp by clicking Employer Log-In or by mail. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to AXA Equitable. All contribution checks should be sent to AXA Equitable at the address shown "For contribution checks only" in the "Information once you join the Program" section under "How to reach us" in this prospectus. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.


All contributions sent in by mail must be accompanied by a Contribution Remittance form which designates the amount to be allocated to each participant by contribution type to The Association Members Retirement Program, PO Box 1599, Newark, NJ 07101-9764. Contributions are normally credited on the business day that we receive them, provided the remittance form is properly completed and matches the check amount. Contributions are only accepted from the employer. Employees may not send contributions directly to the Program. Contributions are only accepted for properly enrolled participants.

There is no minimum amount which must be contributed for investment if you adopt either of the Plans, or if you have your own individually designed plan that uses the Pooled Trust.

ALLOCATING PROGRAM CONTRIBUTIONS

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable

28  THE PROGRAM
is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions in different percentages than your employee contributions. The allocation percentages you elect for employer contributions will automatically apply to 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. The allocation percentages you elect for employee contributions will automatically apply to both your post-tax employee contributions and your 401(k) salary deferral contributions.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 PROVIDES RELIEF TO A PLAN FIDUCIARY OF A QUALIFIED PLAN WITH PARTICIPANT DIRECTED ACCOUNTS, IF THE FIDUCIARY ALLOCATES TO A QUALIFIED DEFAULT INVESTMENT ALTERNATIVE (QDIA) CONTRIBUTIONS WHICH THE PARTICIPANT HAS FAILED TO DIRECT TO AN INVESTMENT OPTION UNDER THE PLAN AFTER NOTICE BY THE PLAN. THE QDIA UNDER THE MRP IS THE AXA MODERATE ALLOCATION PORTFOLIO. IF YOU HAVE NOT SELECTED AN INVESTMENT OPTION(S) UNDER THE MRP TO ALLOCATE YOUR CONTRIBUTIONS, THE PLAN FIDUCIARY WILL ALLOCATE YOUR CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION PORTFOLIO, AFTER THE FIDUCIARY HAS GIVEN YOU NOTICE IN ACCORDANCE WITH THE REGULATIONS. AFTER FUNDS HAVE BEEN ALLOCATED TO THE AXA MODERATE ALLOCATION PORTFOLIO, YOU MAY REALLOCATE THOSE FUNDS TO ANY OTHER INVESTMENT OPTION UNDER THE MRP.


WHEN TRANSACTION REQUESTS ARE EFFECTIVE


Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Plans, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.

DISTRIBUTIONS FROM THE INVESTMENT OPTIONS

Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant distributions" below. Certain plan distributions may be subject to Federal income tax, and penalty taxes. See "Tax information" later in this prospectus.


AMOUNTS IN THE FUNDS AND MONEY MARKET GUARANTEE ACCOUNT


These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the Money Market Guarantee Account and the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts, as applicable.


AMOUNTS IN THE GUARANTEED RATE ACCOUNTS


Withdrawals generally may not be taken from GRAs. See "Guaranteed Rate Accounts" earlier in this prospectus.

Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.

IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.

RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS


In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the Federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and in the SAI. You should discuss your options with a qualified financial advisor. Our Account Executives also can be of assistance.


In general, under the Plans, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit payment options" under "Transfers and access to your money" earlier in this prospectus and "Tax information" later in this prospectus for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 70 1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70 1/2 or retirement from the employer sponsoring the plan.

Distributions must be made according to the terms of the plan and rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and

                                                                THE PROGRAM  29
guaranteed minimum income benefits. Currently we believe that these provisions would not apply to Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

..   A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, his/her entire post-tax account balance).

..   If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59 1/2.

..   Employees may generally not receive a distribution prior to severance from employment.

..   Hardship withdrawals before age 59 1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask their employer what types of withdrawals are available under their plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.

Generally participants may not make withdrawals from the Guaranteed Rate Accounts prior to maturity. See "The Guaranteed Rate Accounts" earlier in this prospectus.

30  THE PROGRAM

5. Charges and expenses


--------------------------------------------------------------------------------

You will incur two general types of charges under the Program:

(1)Charges imposed on amounts invested in the Plan Trust -- these apply to all amounts invested in the Plan Trust (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2)Plan and transaction charges -- these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the Guaranteed Options.

We deduct amounts for the 3-year or 5-year GRA from your most recent GRA.

We make no deduction from your contributions or withdrawals for sales expenses.



PROGRAM EXPENSE CHARGE

(Based on amounts invested in the Program)


We assess the Program expense charge on the last day of each month or upon the withdrawal of all assets under your plan. The maximum Program expense charge is 1.00% per year, assessed as a monthly charge. The Program expense charge you actually pay may be lower, as illustrated by the chart below. The purpose of this charge is to cover the expenses that we incur in connection with the Program.

----------------------------------------------------
                         AVERAGE ACCOUNT VALUE
                   ---------------------------------
                   $75,000 OR LESS MORE THAN $75,000
----------------------------------------------------
TOTAL PLAN ASSETS    SCHEDULE A       SCHEDULE B
----------------------------------------------------
 First $250,000         1.00%            1.00%
 Next $250,000          0.80%            0.70%
 Over $500,000          0.65%            0.55%
----------------------------------------------------

We determine the Program expense charge for your plan on the last day of each month, based on two factors: (1) the Average account value of the accounts in your plan, and (2) the value of the Total plan assets invested in the Members Retirement Program by your plan, on that date. We assess the Program expense charge on all assets in your plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

Each participant in a plan has an account value, which is the total value of that participant's investment in the Members Retirement Program. The Average account value in a plan is the average of the account values of all of the participants in the plan, who have an account value greater than zero. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be determined using Schedule A on the chart above. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be determined using Schedule B on the chart above.

Total plan assets are all of the assets invested in the Members Retirement Program under a plan. The first $250,000 in assets under the plan will be subject to a Program expense charge of 1.00% per year. If the Total plan assets exceed $250,000, any amounts greater than that will be subject to a lower charge. The next $250,000 (up to Total plan assets of $500,000) will be subject to a Program expense charge of either 0.80% or 0.70%, under Schedule A or Schedule B, respectively. Any assets in the plan in excess of $500,000 will be subject to a Program expense charge of either 0.65% or 0.55%, under Schedule A or Schedule B, respectively. The sum of the amounts calculated under this formula equals the total Program expense charge for the plan. The percentage of Total plan assets that this sum represents is the annual Program expense charge that each participant in the plan pays on his or her account value.


We will deduct the Program expense charge from your value in the Funds on a pro-rata basis. If those amounts are insufficient, we will deduct them from your value in the Money Market Guarantee Account. If those amounts are still insufficient, we will deduct all or a portion of the charge from your values in Guaranteed Rate Accounts on a pro-rata basis. The amounts we deduct from the Guaranteed Rate Accounts and the Money Market Guarantee Account will never cause the rates we pay on those accounts to fall below 1%.

We apply the Program expense charge toward the cost of maintenance of the investment options, the promotion of the Program, investment funds, guaranteed rate accounts, and money market guarantee account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. During 2011, we received $1,987,745 compensation under the Program expense charge.

MEMBERS RETIREMENT PLAN AND INVESTMENT ONLY FEES
(Plan and transaction expenses)

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee of $3.75 from your account balance. We reserve the right to charge varying fees based on the requested special mailings, reports and services given to your retirement plan.

ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.

ANNUAL PORTFOLIO OPERATING EXPENSES
(Deducted by the trusts)

All Funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein


                                                       CHARGES AND EXPENSES  31

Balanced Fund are indirectly subject to investment management fees, 12b-1 (if applicable) fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts. These expenses are described in the Trusts' prospectuses.


INVESTMENT MANAGEMENT AND ACCOUNTING FEES

(Based on amounts invested in the Program)

The computation of unit values for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees charged for investment management and accounting. The investment management and accounting fee covers AllianceBernstein's investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2011. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2012.


DIRECT OPERATING AND OTHER EXPENSES

(Based on amounts invested in the Program)

In addition to the charges and fees mentioned above, the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and other costs related to the operation of the Funds.


OTHER EXPENSES

(Based on amounts invested in the Program)


We may impose certain additional costs and expenses on the Funds. These may include the cost of printing of SEC filings, prospectuses and reports, proxy mailings, other mailing costs, as well as legal and audit expenses.



CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Currently, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.

FEES PAID TO ASSOCIATIONS

We may pay associations a fee for services provided in connection with the Program being made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

GENERAL INFORMATION ON FEES AND CHARGES


We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. During 2011 we received total fees and charges under the Program of $2,566,052.


32  CHARGES AND EXPENSES

6. Tax information


--------------------------------------------------------------------------------

In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.


We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person's situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.

CIVIL UNIONS

The determination of spousal status is made under applicable state law. Certain states provide that for purposes of insurance laws, policies, eligibility and benefits, a spouse in a civil union and a spouse in a marriage are to be treated identically. Such laws typically provide that a party to a civil union shall be included in any definition or use of the terms "spouse," "family," "immediate family," "dependent," "next of kin," and other terms descriptive of spousal relationships as those terms are used throughout state law. This includes the terms "marriage" or "married" or variations thereon. While civil union spouses are afforded the same rights as married spouses under state law and while an employer's plan may provide for certain benefits, tax-related advantages are derived from federal tax law. State law does not and cannot alter federal law. The federal Defense of Marriage Act excludes civil unions and civil union partners from the meaning of the word "marriage" or "spouse" in all federal laws. Therefore, a civil union spouse does not qualify for the same tax advantages provided to a married spouse under federal law, including the tax benefits afforded to the surviving spouse of an owner of an annuity contract or any rights under specified tax-favored savings or retirement plans or arrangements.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with employer plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the contract's selection of investment funds, provision of guaranteed options and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.


If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions," which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. The earliest a qualified distribution from a designated Roth contribution account could be made is 2012. If both aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from designated Roth contribution accounts may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan or governmental employer Section 457 plan) or to Roth IRAs.


ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be transferred directly to another qualified plan, traditional individual retirement arrangement ("IRA"), an annuity under Section 403(b) of the Code, a governmental employer plan under
Section 457 of the Code or rolled over to another plan or IRA within 60 days of the receipt of the distribution. If a distribution is an "eligible rollover distribution," 20% mandatory federal income tax withholding will apply and the distribution may be subject to the premature penalty tax unless the distribution is directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. See "Eligible rollover distributions and federal income tax withholding" in the SAI for a more detailed discussion.

Distributions from a qualified plan, 403(b) annuity contract or a governmental employer 457(b) plan can be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

                                                            TAX INFORMATION  33

IN-PLAN ROTH ROLLOVER


If the plan permits and according to plan terms, participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax amounts converted must be included in the participant's taxable income for the same year as the conversion.


ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.

IN-SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of after-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if (a) they are attributable to your pre-January 1, 1987 contributions under (b) plans that permitted those withdrawals as of May 5, 1986. In addition, 20% mandatory Federal income tax withholding may also apply.


PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.


The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary),
(c) distributions due to separation from active service after age 55 and
(d) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.

WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the Plans, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding Federal income tax upon distributions to you or your beneficiary.


IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.


34  TAX INFORMATION

7. More information


--------------------------------------------------------------------------------

ABOUT PROGRAM CHANGES OR TERMINATIONS

AMENDMENTS. The contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may:
(1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

TERMINATION. We may terminate the contract at any time. If the contract is terminated, we will not accept any further contributions. We will continue to hold amounts allocated to the Guaranteed Rate Accounts until maturity. Amounts already invested in the investment options may remain in the Program and you may also elect payment of benefits through us.

ASSIGNMENT. You may not assign your rights or obligations under the contract without AXA Equitable's prior written consent. AXA Equitable may not assign its rights or obligations under the contract without your prior written consent, except that AXA Equitable will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that AXA Equitable remains liable for the failure of that corporation to perform its obligations.

IRS DISQUALIFICATION

If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.

ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the investment funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program.

The separate accounts that we call the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds commenced operations in 1968, 1969, and 1979 respectively. Separate Account
No. 66, which holds the other Funds offered under the contract, was established in 1997. Because of exclusionary provisions, none of the Funds are subject to regulation under the Investment Company Act of 1940. Separate Account No. 66, however, purchases Class IA shares and Class IB/B shares of the Trusts. The Trusts are registered as open-end management investment companies under the 1940 Act. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract, including those that apply to the Guaranteed Rate Accounts and Money Market Guarantee, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.


The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of contract interests under the Program.

                                                           MORE INFORMATION  35

FINANCIAL STATEMENTS


The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. You may request the SAI by writing to our Processing Office or calling 1-800-526-2701.


ABOUT THE TRUSTEE

As trustee, JPMorgan Chase Bank serves as a party to the contract. It has no responsibility for the administration of the Program or for any distributions or duties under the contract.

DISTRIBUTION OF THE CONTRACTS

AXA Equitable performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.

REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's website at www.sec.gov.

ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

36  MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


These selected per unit data and ratios for the years ended December 31, 2002 through December 31, 2011 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under the Program, but not longer than ten years.


SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN MID CAP GROWTH FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


-------------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                    -----------------------------------------------------------------------------------------
                       2011    2010     2009      2008     2007     2006     2005     2004     2003      2002
-------------------------------------------------------------------------------------------------------------
Income*             $ 0.61  $ 0.83  $ 0.23   $  0.10   $ 0.13   $ 0.23   $ 0.06   $ 0.06   $ 0.09   $  0.08
Expenses
  (Note A)           (0.52)  (0.35)  (0.34)    (0.90)   (1.03)   (0.97)   (0.91)   (0.88)   (0.64)    (0.66)
-----------------------------------------------------------------------------------------------------------
Net
  investment
  gain
  (loss)*             0.09    0.48   (0.11)    (0.80)   (0.90)   (0.74)   (0.85)   (0.82)   (0.55)    (0.58)
Net
  realized
  and
  unrealized
  gain
  (loss)
  on
  investments*
  (Note B)            1.57   16.73   16.29    (27.53)    7.13     1.00     3.93     8.95    18.28    (11.17)
Net
  increase
  (decrease)
  in
  AllianceBernstein
  Mid Cap
  Growth
  Fund
  Unit
  Value*              1.66   17.21   16.18    (28.33)    6.23     0.26     3.08     8.13    17.73    (11.75)
-------------------------------------------------------------------------------------------------------------

  AllianceBernstein
  Mid Cap
  Growth
  Fund
  Unit
  Value
  (Note
  C):
Beginning
  of year*           67.23   50.02   33.84     62.17    55.94    55.68    52.60    44.47    26.74     38.49
-----------------------------------------------------------------------------------------------------------
End of
  year*             $68.89  $67.23  $50.02   $ 33.84   $62.17   $55.94   $55.68   $52.60   $44.47   $ 26.74
===========================================================================================================
Ratio of
  expenses
  to
  average
  net
  assets
  attributable
  to the
  Program*            0.73%   0.67%   0.87%     1.80%    1.72%    1.73%    1.80%    1.88%    1.84%     2.12%
Ratio of
  net
  investment
  income
  (loss)
  to
  average
  net
  assets
  attributable
  to the
  Program*            0.13%   0.87%  (0.27)%   (1.60)%  (1.50)%  (1.33)%  (1.69)%  (1.74)%  (1.56)%   (1.86)%
Number of
  AllianceBernstein
  Mid Cap
  Growth
  Fund
  Units
  outstanding
  at end
  of year
  (000's)              288     327     321       338      353      390      406      448      428       379
Portfolio
  turnover
  rate
  (Note D)             137%    151%    217%      129%     111%     120%     102%     134%     113%      161%
===========================================================================================================

See notes following these tables.

                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-1

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN GROWTH EQUITY FUND -- INCOME, EXPENSES AND CAPITAL CHANGES
PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


-------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                        -------------------------------------------------------------------------------------------------
                          2011     2010     2009      2008      2007      2006      2005      2004      2003      2002
-------------------------------------------------------------------------------------------------------------------------
Income*                 $  5.21  $  5.81  $  3.88  $   2.12   $  2.28   $  2.13   $  1.34   $  1.20   $  1.00   $  0.88
Expenses
  (Note A)                (1.31)   (1.05)   (1.08)    (4.46)    (5.21)    (4.68)    (4.61)    (4.47)    (3.67)    (4.10)
-----------------------------------------------------------------------------------------------------------------------
Net
  investment
  income
  (loss)*                  3.90     4.76     2.80     (2.34)    (2.93)    (2.55)    (3.27)    (3.27)    (2.67)    (3.22)
Net
  realized
  and
  unrealized
  gain
  (loss)
  on
  investments* (Note B)    7.02    43.77    74.65   (147.82)    41.45     (2.44)    34.69     38.55     66.72    (71.00)
Net
  increase
  (decrease)
  in
  AllianceBernstein
  Growth
  Equity
  Fund
  Unit
  Value*                  10.92    48.53    77.45   (150.16)    38.52     (4.99)    31.42     35.28     64.05    (74.22)
-------------------------------------------------------------------------------------------------------------------------

  AllianceBernstein
  Growth
  Equity
  Fund
  Unit
  Value
  (Note
  C):
Beginning
  of year*               327.07   278.54   201.09    351.25    312.73    317.72    286.30    251.02    186.97    261.19
-----------------------------------------------------------------------------------------------------------------------
End of
  year*                 $337.99  $327.07  $278.54  $ 201.09   $351.25   $312.73   $317.72   $286.30   $251.02   $186.97
=======================================================================================================================
Ratio of
  expenses
  to
  average
  net
  assets
  attributable
  to the
  Program*                 0.38%    0.37%    0.47%     1.57%     1.56%     1.52%     1.59%     1.69%     1.71%     1.88%
Ratio of
  net
  income
  (loss)
  to
  average
  net
  assets
  attributable
  to the
  Program*                 1.14%    1.67%    1.23%    (0.83)%   (0.88)%   (0.83)%   (1.13)%   (1.24)%   (1.24)%   (1.47)%
Number of
  AllianceBernstein
  Growth
  Equity
  Fund
  Units
  outstanding
  at end
  of year
  (000's)                    80       90      100       103       111       125       141       147       153       154
Portfolio
  turnover
  rate (Note
  D)                         19%      30%     118%      106%       60%       55%       49%       60%       51%       39%
=======================================================================================================================

See notes following these tables.

I-2 APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN BALANCED FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------------------------
                                               2011    2010    2009     2008    2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------------------
Income*                                       $ 1.50  $ 1.76  $ 1.41  $  1.88  $ 1.82  $ 1.48  $ 1.17  $ 0.94  $ 0.86  $ 1.09
Expenses (Note A)                              (0.33)  (0.28)  (0.22)   (0.80)  (0.97)  (0.91)  (0.82)  (0.78)  (0.70)  (0.75)
-----------------------------------------------------------------------------------------------------------------------------
Net investment income*                          1.17    1.48    1.19     1.08    0.85    0.57    0.35    0.16    0.16    0.34
Net realized and unrealized gain (loss) on
  investments* (Note B)                        (1.42)   3.25    7.95   (17.08)   1.21    3.77    2.02    2.94    5.59   (4.08)
Net increase (decrease) in AllianceBernstein
  Balanced Fund Unit Value*                    (0.25)   4.73    9.14   (16.00)   2.06    4.34    2.37    3.10    5.75   (3.74)
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Fund Unit Value
  (Note C):
Beginning of year*                             51.57   46.84   37.70    53.70   51.64   47.30   44.93   41.83   36.08   39.82
-----------------------------------------------------------------------------------------------------------------------------
End of year*                                  $51.32  $51.57  $46.84  $ 37.70  $53.70  $51.64  $47.30  $44.93  $41.83  $36.08
=============================================================================================================================
Ratio of expenses to average net assets
  attributable to the Program*                  0.63%   0.60%   0.55%    1.69%   1.80%   1.87%   1.81%   1.83%   1.85%   1.99%
Ratio of net investment income to average
  net assets attributable to the Program*       2.22%   3.11%   2.92%    2.29%   1.60%   1.16%   0.76%   0.36%   0.41%   0.90%
Number of AllianceBernstein Balanced
  Fund Units outstanding at end of year
  (000's)                                        479     535     573      596     677     692     748     761     790     757
Portfolio turnover rate (Note D)                  84%     83%     94%      61%    105%    146%    211%    283%    339%    288%
=============================================================================================================================

A. Enrollment fees are not included above and did not affect the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or AllianceBernstein Balanced Fund unit values. Enrollment fees were generally deducted from contributions to the Program.

B. See Note 2 to Financial Statements of Separate Accounts No. 3 (Pooled), 4 (Pooled) and 10 (Pooled), which can be found in the SAI.

C. The value for an AllianceBernstein Growth Equity Fund unit was established at $10.00 on January 1, 1968 under the National Association of Realtors Members Retirement Program (NAR Program). The NAR Program was merged into the Members Retirement Program on December 27, 1984. The values for an AllianceBernstein Mid Cap Growth Fund and an AllianceBernstein Balanced Fund unit were established at $10.00 on May 1, 1985, the date on which the Funds were first made available under the Program.
D. The portfolio turnover rate includes all long-term U.S. Government securities, but excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. Represents the annual portfolio turnover rate for the entire separate account.

* Amounts shown for the years ended December 31, 2010, 2009 and 2008 have been revised to include a security and related dividends from a class action settlement that had inadvertently not been recorded. See Note 9 to the December 31, 2011 financial statements of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 contained in the SAI.


Income, expenses, gains and losses shown above pertain only to participants' accumulations attributable to the Program. Other plans also participate in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and may have operating results and other supplementary data different from those shown above.

                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-3

SEPARATE ACCOUNT NO. 66 UNIT VALUES

Unit values and number of units outstanding for these Funds at year end for each variable investment fund, except for those funds being offered for the first time after December 31, 2011.



----------------------------------------------------------------------------------------------------------
                                             FOR THE YEARS ENDED DECEMBER 31,
                           --------------------------------------------------------------------- INCEPTION
                            2002   2003   2004   2005   2006   2007   2008   2009   2010   2011    DATE
----------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------
   Unit value                  --     --     --     --     -- $10.02 $ 6.03 $ 7.67 $ 8.68 $ 8.03   5/1/07
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       --     --     --     --     --     45     81    169    234    243
----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------
   Unit value                  --     --     --     --     -- $10.27 $ 9.05 $ 9.93 $10.66 $10.86   5/1/07
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       --     --     --     --     --     20     67     87    104    147
----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------
   Unit value                  --     --     --     --     -- $10.21 $ 8.14 $ 9.31 $10.16 $10.08   7/6/07
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       --     --     --     --     --     26     61     59     65     66
----------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
----------------------------------------------------------------------------------------------------------
   Unit value                  --     --     --     --     -- $10.17 $ 7.60 $ 8.89 $ 9.77 $ 9.54   7/6/07
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       --     --     --     --     --     24    284    740  1,066  1,229
----------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------
   Unit value                  --     --     --     --     -- $10.09 $ 6.81 $ 8.30 $ 9.26 $ 8.80   7/6/07
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       --     --     --     --     --      6     28     81    190    160
----------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------
   Unit Value              $ 5.87 $ 7.41 $ 7.57 $ 8.14 $ 8.48 $ 9.41 $ 5.10 $ 6.67 $ 7.51 $ 7.53   5/1/00
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       57     99    135    156    169    175    208    249    272    251
----------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------
   Unit value              $10.87 $14.10 $15.44 $16.19 $17.96 $18.06 $10.79 $14.18 $16.42 $17.07 11/22/02
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)      321    364    365    371    362    451    409    385    339    341
----------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------
   Unit value              $ 5.81 $ 7.32 $ 7.97 $ 8.23 $ 9.37 $ 9.73 $ 6.04 $ 7.60 $ 8.69 $ 8.82  10/6/00
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)    1,084  1,477  1,658  1,768  1,844  1,846  1,811  2,024  1,954  1,828
----------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------
   Unit value                  --     --     --     -- $10.90 $11.78 $ 8.08 $11.43 $15.16 $14.63   5/1/06
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       --     --     --     --     16     47     74    110    171    181
----------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------------------
   Unit value                  --     --     --     -- $11.75 $16.51 $ 6.96 $10.45 $11.65 $10.21   5/1/06
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       --     --     --     --     42    151    168    205    186    158
----------------------------------------------------------------------------------------------------------


I-4 APPENDIX I: CONDENSED FINANCIAL INFORMATION

----------------------------------------------------------------------------------------------------------
                                             FOR THE YEARS ENDED DECEMBER 31,
                           --------------------------------------------------------------------- INCEPTION
                            2002   2003   2004   2005   2006   2007   2008   2009   2010   2011    DATE
----------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------------------------------
   Unit value              $10.09 $10.16 $10.22 $10.23 $10.44 $11.04 $11.32 $11.06 $11.53 $12.14 11/22/02
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       17    226    171    222    232    262    303    284    279    349
----------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------
   Unit value              $ 6.74 $ 8.82 $ 9.90 $11.46 $13.52 $15.41 $ 8.41 $11.38 $12.43 $10.32  5/18/01
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       22     55     92    160    260    291    273    307    259    239
----------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------
   Unit value              $10.84 $14.48 $16.95 $19.36 $23.73 $26.30 $12.85 $16.37 $17.27 $15.20 11/22/02
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)      757    795    822    871    919    880    807    788    723    656
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------
   Unit value              $ 3.36 $ 4.29 $ 4.77 $ 5.14 $ 5.49 $ 6.28 $ 3.83 $ 5.17 $ 5.92 $ 5.70   5/1/00
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)      187    295    362    434    446    510    547    641    655    639
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------
   Unit value              $ 8.57 $10.89 $12.20 $12.72 $15.27 $14.42 $ 8.09 $ 9.74 $10.98 $10.42  5/18/01
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)      433    487    584    636    697    714    653    687    645    605
----------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------
   Unit value              $ 8.43 $11.08 $12.90 $14.20 $15.80 $15.39 $ 9.20 $12.50 $15.31 $13.86   8/1/97
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)      374    431    513    715    663    638    580    583    481    454
----------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------
   Unit value                  --     --     --     --     --     --     -- $10.00 $10.00 $10.00   1/1/09
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       --     --     --     --     --     --     --    624    980  1,447
----------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------------------------------
   Unit value                  --     --     --     -- $10.23 $11.27 $10.71 $11.56 $11.66 $11.64   5/1/06
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       --     --     --     --      8     32    119    160    185    189
----------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------
   Unit value              $ 7.76 $11.18 $12.99 $13.38 $15.59 $15.14 $ 9.87 $12.45 $15.66 $15.03  5/18/01
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       79    157    219    237    312    307    284    289    299    255
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------
   Unit value                  --     --     --     --     --     -- $ 7.72 $ 8.47 $ 9.03 $ 9.49  5/18/01
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       --     --     --     --     --     --      4     51    101    115
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------
   Unit value                  --     -- $10.85 $11.94 $12.67 $14.82 $ 7.76 $12.30 $14.48 $13.78  5/14/04
----------------------------------------------------------------------------------------------------------
   Number of units
     outstanding (000's)       --     --    115    147    157    172    177    223    235    214
----------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-5

----------------------------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------- INCEPTION
                                         2002 2003 2004 2005 2006  2007  2008  2009  2010  2011    DATE
----------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
----------------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --  $10.15 $6.98 $8.40 $9.30 $9.04  5/1/07
----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --      44   113   168   218   178
----------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
----------------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --  $10.14 $6.52 $8.03 $8.99 $8.64  5/1/07
----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --      12   123   155   230   230
----------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
----------------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --  $10.12 $6.20 $7.79 $8.78 $8.37  5/1/07
----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --       6    15    31    46    57
----------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
----------------------------------------------------------------------------------------------------------
   Unit value                             --   --   --   --   --  $10.11 $5.87 $7.50 $8.49 $8.02  5/1/07
----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    --   --   --   --   --       2    12    31    38    47
----------------------------------------------------------------------------------------------------------




I-6 APPENDIX I: CONDENSED FINANCIAL INFORMATION

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                               PAGE

Who is AXA Equitable?                                                                            2

Funding of the Program                                                                           2

Your responsibilities as employer                                                                2

Procedures for withdrawals, distributions and transfers                                          2

Provisions of the plans                                                                          4

Investment restrictions and certain investment techniques applicable to the AllianceBernstein
  Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds           8

Portfolio holdings policy for the Pooled Separate Accounts                                       8

Fund transactions                                                                                8

Investment management and accounting fee                                                         9

Portfolio managers' information (AllianceBernstein Growth Equity Fund, AllianceBernstein
  Mid Cap Growth Fund and AllianceBernstein Balanced Fund)                                      10

Investment professional conflict of interest disclosure                                         13

Portfolio manager compensation                                                                  13

Distribution of the contracts                                                                   14

Custodian and independent registered public accounting firm                                     14

Our management                                                                                  15

Financial statements index                                                                      22

Financial statements                                                                           FSA-1


CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION


To: The Members Retirement Program
    P.O. Box 4875
    Syracuse, NY 13221



--------------------------------------------------------------
Please send me a copy of the Statement of
Additional Information for the Members Retirement
Program prospectus dated May 1, 2012.
--------------------------------------------------------------
Name
--------------------------------------------------------------
Address
--------------------------------------------------------------
City                                               State  Zip
--------------------------------------------------------------


Copyright 2012 by AXA Equitable Life Insurance Company. All rights reserved.

         Supplement dated May 1, 2012 to Prospectus dated May 1, 2012


--------------------------------------------------------------------------------

                          MEMBERS RETIREMENT PROGRAMS

                          funded under contracts with
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 Avenue of the Americas, New York, New York 10104
                       Toll-Free Telephone 800-223-5790

                               -----------------

                           VARIABLE ANNUITY BENEFITS

                               -----------------

          This Prospectus Supplement should be read and retained for future reference by Participants in the Members Retirement
                     Programs who are considering variable

                  annuity payment benefits after retirement.
               Both the Prospectus and statement of additional information are hereby incorporated by reference.


               This Prospectus Supplement is not authorized for
                distribution unless accompanied or preceded by

                   the Prospectus dated May 1, 2012 for the

                    appropriate Members Retirement Program.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                              RETIREMENT BENEFITS

   When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election.

   Life Annuity - annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

   Life Annuity Period Certain - an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

   Joint and Survivor Annuity - Period Certain - an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

   When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Applicable premium taxes will be deducted.

Annuity payments may be fixed or variable.

   FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity. If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

   VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the "Fund"), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

   The amounts of variable annuity payments are determined as follows: Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

   Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.


   The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 5.75% and to the actual investment experience of the Fund.


   Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

   Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be 345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units
(345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund


   This table shows the Annuity Unit Values with an assumed base rate of return of 5.75%.



                 First Business Day of          Annuity Unit Value
                   ---------------------        ------------------
                       October 1988                  $ 3.5444
                       October 1989                  $ 4.8357
                       October 1990                  $ 3.8569
                       October 1991                  $ 5.4677
                       October 1992                  $ 5.1818
                       October 1993                  $ 6.3886
                       October 1994                  $ 6.1563
                       October 1995                  $ 7.4970
                       October 1996                  $ 8.0828
                       October 1997                  $11.0300
                       October 1998                  $ 7.5963
                       October 1999                  $ 9.8568
                       October 2000                  $10.6810
                       October 2001                  $ 7.3761
                       October 2002                  $ 5.3455
                       October 2003                  $ 6.3322
                       October 2004                  $ 6.7242
                       October 2005                  $ 7.4953
                       October 2006                  $ 6.9450
                       October 2007                  $ 7.9366
                       October 2008                  $ 6.4923
                       October 2009                  $ 5.1077
                       October 2010                  $ 5.3931
                       October 2011                  $6.09800
                                                     --------

                                   THE FUND

   The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.


   For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 2012 prospectus and the Statement of Additional Information.


                              INVESTMENT MANAGER

The Manager


   We, AXA Equitable Funds Management Group, LLC, act as Investment Manager to the Fund. As such, we have complete discretion over Fund assets and we invest and reinvest these assets in accordance with the investment policies described in our May 1, 2012 prospectus and Statement of Additional Information.

   We are a New York stock life insurance company with our Home Office at 1290 Avenue of the Americas, New York, New York 10104. Founded in 1859, we are one of the largest insurance companies in the United States. AXA Equitable is an indirect wholly-owned subsidiary of our sole stockholder AXA Financial, Inc. AXA Financial, Inc. and its subsidiaries managed assets of approximately $508 billion as of December 31, 2011, including third party assets of $343.


Investment Management


   In providing investment management to the Fund, we currently use the personnel and facilities of our majority owned subsidiary, AllianceBernstein Management L.P. ("AllianceBernstein"), for portfolio selection and transaction services. For a description of AllianceBernstein, see our May 1, 2012 Members Retirement Program prospectus.


Fund Transactions


   The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by AllianceBernstein/AXA Equitable and receive commissions paid by the Fund. For 2011, 2010 and 2009, the Fund paid $813, $4,537 and $39,453, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the Fund in our May 1, 2012 Statement of Additional Information.

                             FINANCIAL STATEMENTS

       The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Retirement Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.


Separate Account No. 4 (Pooled):                                           Page

Report of Independent Registered Public                                    FSA-1
  Accounting Firm

   Statement of Assets and Liabilities,                                    FSA-2
     December 31, 2011

   Statement of Operations for the Year                                    FSA-3
     Ended December 31, 2011

   Statements of Changes in Net Assets                                     FSA-4
     for the Years Ended December 31,
     2011 and 2010

   Portfolio of Investments                                                FSA-5
     December 31, 2011

   Notes to Financial Statements                                          FSA-13

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 4 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company (''AXA Equitable'') at December 31, 2011, and the results of its operations and the changes in its net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 8, the financial statements of Separate Account No. 4 (Pooled) as of and for the periods ended December 31, 2008 through December 31, 2010 have been restated to correct a misstatement.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks and rights -- at value (cost: $50,618,877).......... $69,825,398
  Short-term debt securities -- at value (amortized cost: $181,718).     181,718
Cash................................................................      99,985
Interest and dividends receivable...................................     365,910
Fees receivable from Contractowners.................................       2,083
                                                                     -----------
   Total assets.....................................................  70,475,094
                                                                     -----------

LIABILITIES:
Variation margin due to broker......................................         720
Due to AXA Equitable's General Account..............................     745,697
Accrued custody and bank fees.......................................      14,988
Administrative fees payable.........................................      30,011
Asset management fee payable........................................      10,792
Accrued expenses....................................................       2,668
                                                                     -----------
   Total liabilities................................................     804,876
                                                                     -----------
NET ASSETS.......................................................... $69,670,218
                                                                     ===========

Amount retained by AXA Equitable in Separate Account No. 4.......... $ 2,883,538
Net assets attributable to contractowners...........................  38,383,142
Net Assets allocated to contracts in payout period..................  28,403,538
                                                                     -----------
NET ASSETS.......................................................... $69,670,218
                                                                     ===========


               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.       3,940        $9,295.69
RIA...........       3,801           861.69
MRP...........      80,355           337.99
EPP...........       2,926           894.10

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
Dividend (net of foreign taxes withheld of $238)...................................... $ 1,130,161
Interest..............................................................................         229
                                                                                       -----------
Investment income.....................................................................   1,130,390
                                                                                       -----------
Other income..........................................................................         356
                                                                                       -----------
Total income..........................................................................   1,130,746
                                                                                       -----------
EXPENSES (NOTE 6):
Asset management fees.................................................................     (97,886)
Custody and bank fees.................................................................     (60,156)
                                                                                       -----------
Total expenses........................................................................    (158,042)
                                                                                       -----------
NET INVESTMENT INCOME.................................................................     972,704
                                                                                       -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FUTURES TRANSACTIONS (NOTE 2):
  Net realized gain from investments transactions.....................................   4,482,901
  Net realized gain on futures transactions...........................................         148
  Change in unrealized depreciation of investments....................................  (2,736,169)
  Change in unrealized depreciation on futures contracts..............................        (735)
                                                                                       -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................................   1,746,145
                                                                                       -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................................. $ 2,718,849
                                                                                       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              YEAR ENDED
                                                                                            YEAR ENDED     DECEMBER 31, 2010
                                                                                         DECEMBER 31, 2011   AS RESTATED*
                                                                                         ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.................................................................   $    972,704      $  1,324,468
  Net realized gain on investments and futures contracts................................      4,483,049         5,923,671
  Change in unrealized appreciation/(depreciation) of investments and futures contracts.     (2,736,904)        3,805,212
                                                                                           ------------      ------------
  Net increase in net assets attributable to operations.................................      2,718,849        11,053,351
                                                                                           ------------      ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.........................................................................      4,895,777         7,545,250
  Withdrawals...........................................................................    (11,997,444)      (20,350,245)
  Assets management fees (Note 6).......................................................        (51,374)          (50,312)
  Administrative fees (Note 6)..........................................................       (276,955)         (354,359)
                                                                                           ------------      ------------

  Net decrease in net assets attributable to contractowner transactions.................     (7,429,996)      (13,209,666)
                                                                                           ------------      ------------

  Net increase in net assets attributable to AXA Equitable's transactions...............          6,335             4,703
                                                                                           ------------      ------------

DECREASE IN NET ASSETS..................................................................     (4,704,812)       (2,151,612)
NET ASSETS -- BEGINNING OF PERIOD.......................................................     74,375,030        76,526,642
                                                                                           ------------      ------------

NET ASSETS -- END OF PERIOD.............................................................   $ 69,670,218      $ 74,375,030
                                                                                           ============      ============

-----------
The accompanying notes are an integral part of these financial statements.
*  Certain amounts have been restated. See Note 8.

                                     FSA-4

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                               SHARES U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 100.2%

INFORMATION TECHNOLOGY -- 27.5%

COMMUNICATIONS EQUIPMENT -- 1.9%
Acme Packet, Inc./(a)/...............................    550 $    17,000
Ciena Corp./(a)/.....................................  1,000      12,100
F5 Networks, Inc./(a)/...............................    900      95,508
Harris Corp..........................................    350      12,614
JDS Uniphase Corp./(a)/..............................  2,400      25,056
Juniper Networks, Inc./(a)/..........................  5,560     113,480
Polycom, Inc./(a)/...................................  1,850      30,155
QUALCOMM, Inc........................................ 17,720     969,284
Riverbed Technology, Inc./(a)/.......................  1,600      37,600
                                                             -----------
                                                               1,312,797
                                                             -----------
COMPUTERS & PERIPHERALS -- 6.9%
Apple, Inc./(a)/.....................................  9,861   3,993,705
Dell, Inc./(a)/...................................... 12,750     186,532
EMC Corp./Massachusetts/(a)/......................... 21,750     468,495
Fusion-io, Inc.......................................     98       2,372
NCR Corp./(a)/.......................................  1,300      21,398
NetApp, Inc./(a)/....................................  3,900     141,453
QLogic Corp./(a)/....................................    900      13,500
                                                             -----------
                                                               4,827,455
                                                             -----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%
Amphenol Corp. -- Class A............................  1,800      81,702
Arrow Electronics, Inc./(a)/.........................    150       5,612
Dolby Laboratories, Inc. -- Class A/(a)/.............    550      16,781
FLIR Systems, Inc....................................  1,600      40,112
IPG Photonics Corp./(a)/.............................    300      10,161
Jabil Circuit, Inc...................................  1,650      32,439
National Instruments Corp............................    950      24,652
Trimble Navigation Ltd./(a)/.........................  1,300      56,420
                                                             -----------
                                                                 267,879
                                                             -----------
INTERNET SOFTWARE & SERVICES -- 3.2%
Akamai Technologies, Inc./(a)/.......................  1,800      58,104
eBay, Inc./(a)/......................................  6,600     200,178
Equinix, Inc./(a)/...................................    500      50,700
Google, Inc. -- Class A/(a)/.........................  2,720   1,756,848
LinkedIn Corp./(a)/..................................    100       6,301
Rackspace Hosting, Inc./(a)/.........................  1,100      47,311
VeriSign, Inc........................................  1,700      60,724
VistaPrint NV........................................    400      12,240
WebMD Health Corp. -- Class A/(a)/...................    622      23,356
                                                             -----------
                                                               2,215,762
                                                             -----------
IT SERVICES -- 6.4%
Accenture PLC........................................  6,800     361,964
Alliance Data Systems Corp./(a)/.....................    550      57,112
Automatic Data Processing, Inc.......................  5,250     283,552
Booz Allen Hamilton Holding Corp./(a)/...............    117       2,018
Broadridge Financial Solutions, Inc..................  1,200      27,060
Cognizant Technology Solutions Corp. -- Class A/(a)/.  3,250     209,008
DST Systems, Inc.....................................     50       2,276
Fiserv, Inc./(a)/....................................  1,250      73,425
FleetCor Technologies, Inc./(a)/.....................    144       4,301
Gartner, Inc./(a)/...................................  1,050      36,509
Genpact Ltd..........................................  1,000      14,950
Global Payments, Inc.................................    850      40,273
International Business Machines Corp................. 12,846   2,362,122

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Lender Processing Services, Inc..........    900 $    13,563
Mastercard, Inc. -- Class A..............  1,150     428,743
NeuStar, Inc. -- Class A/(a)/............    800      27,336
Paychex, Inc.............................  3,150      94,847
SAIC, Inc./(a)/..........................    980      12,044
Teradata Corp./(a)/......................  1,800      87,318
VeriFone Systems, Inc./(a)/..............  1,100      39,072
Visa, Inc. -- Class A....................  1,800     182,754
Western Union Co. (The) -- Class W.......  6,650     121,429
                                                 -----------
                                                   4,481,676
                                                 -----------
OFFICE ELECTRONICS -- 0.0%
Zebra Technologies Corp. -- Class A/(a)/.    650      23,257
                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
Advanced Micro Devices, Inc./(a)/........  6,450      34,830
Altera Corp..............................  3,350     124,285
Analog Devices, Inc......................  3,100     110,918
Applied Materials, Inc...................    850       9,104
Atmel Corp./(a)/.........................  4,450      36,045
Avago Technologies Ltd...................  1,950      56,277
Broadcom Corp. -- Class A/(a)/...........  5,600     164,416
Cree, Inc./(a)/..........................     50       1,102
Cypress Semiconductor Corp./(a)/.........  1,600      27,024
Freescale Semiconductor Hold.............    250       3,163
Intersil Corp. -- Class A................    650       6,786
KLA-Tencor Corp..........................  1,400      67,550
Lam Research Corp./(a)/..................  1,300      48,126
Linear Technology Corp...................  2,400      72,072
LSI Corp./(a)/...........................  1,800      10,710
Maxim Integrated Products, Inc...........  3,050      79,422
MEMC Electronic Materials, Inc./(a)/.....  1,350       5,319
Microchip Technology, Inc................  2,000      73,260
NVIDIA Corp./(a)/........................  6,300      87,318
ON Semiconductor Corp./(a)/..............  4,700      36,284
PMC -- Sierra, Inc./(a)/.................    100         551
Silicon Laboratories, Inc./(a)/..........    400      17,368
Skyworks Solutions, Inc./(a)/............  2,000      32,440
Texas Instruments, Inc...................  7,750     225,602
Xilinx, Inc..............................  2,800      89,768
                                                 -----------
                                                   1,419,740
                                                 -----------
SOFTWARE -- 6.6%
Adobe Systems, Inc./(a)/.................  5,260     148,700
ANSYS, Inc./(a)/.........................  1,000      57,280
Ariba, Inc./(a)/.........................  1,000      28,080
Autodesk, Inc./(a)/......................  2,350      71,276
BMC Software, Inc./(a)/..................  1,850      60,643
Cadence Design Systems, Inc./(a)/........  2,850      29,640
Citrix Systems, Inc./(a)/................  2,000     121,440
Compuware Corp./(a)/.....................  1,600      13,312
Electronic Arts, Inc./(a)/...............  3,450      71,070
Factset Research Systems, Inc............    500      43,640
Fortinet, Inc./(a)/......................  1,250      27,263
Informatica Corp./(a)/...................  1,100      40,623
Intuit, Inc..............................  3,150     165,658
MICROS Systems, Inc./(a)/................    850      39,593
Microsoft Corp./(b)/..................... 78,650   2,041,754
Nuance Communications, Inc./(a)/.........  2,500      62,900
Oracle Corp.............................. 40,700   1,043,955
Red Hat, Inc./(a)/.......................  2,050      84,644

                                     FSA-5

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
Rovi Corp./(a)/..............................  1,200 $    29,496
Salesforce.com, Inc./(a)/....................  1,450     147,117
Solera Holdings, Inc.........................    750      33,405
Symantec Corp./(a)/..........................  7,950     124,417
Synopsys, Inc./(a)/..........................    100       2,720
TIBCO Software, Inc./(a)/....................  1,750      41,843
VMware, Inc. -- Class A/(a)/.................    900      74,871
                                                     -----------
                                                       4,605,340
                                                     -----------
                                                      19,153,906
                                                     -----------
CONSUMER DISCRETIONARY -- 14.0%

AUTO COMPONENTS -- 0.3%
BorgWarner, Inc./(a)/........................  1,200      76,488
Gentex Corp..................................  1,500      44,385
Goodyear Tire & Rubber Co. (The)/(a)/........  2,600      36,842
Johnson Controls, Inc........................  1,800      56,268
Visteon Corp./(a)/...........................     50       2,497
                                                     -----------
                                                         216,480
                                                     -----------
AUTOMOBILES -- 0.5%
Ford Motor Co./(a)/.......................... 22,086     237,646
Harley-Davidson, Inc.........................  2,500      97,175
Tesla Motors, Inc./(a)/......................    570      16,279
                                                     -----------
                                                         351,100
                                                     -----------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.............................    450      27,540
LKQ Corp./(a)/...............................  1,450      43,616
                                                     -----------
                                                          71,156
                                                     -----------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
Apollo Group, Inc. -- Class A/(a)/...........  1,200      64,644
DeVry, Inc...................................    600      23,076
H&R Block, Inc...............................  1,900      31,027
ITT Educational Services, Inc./(a)/..........    300      17,067
Weight Watchers International, Inc...........    300      16,503
                                                     -----------
                                                         152,317
                                                     -----------
HOTELS, RESTAURANTS & LEISURE -- 3.6%
Bally Technologies, Inc./(a)/................    400      15,824
Brinker International, Inc...................    800      21,408
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    350     118,209
Choice Hotels International, Inc.............     50       1,903
Darden Restaurants, Inc......................  1,450      66,091
Dunkin' Brands Group, Inc./(a)/..............    196       4,896
Hyatt Hotels Corp./(a)/......................     50       1,882
International Game Technology................  1,600      27,520
Las Vegas Sands Corp./(a)/...................  4,100     175,193
Marriott International, Inc./DE -- Class A...  2,728      79,576
Marriott Vacations Worldwide Corp./(a)/......    272       4,668
McDonald's Corp.............................. 11,000   1,103,630
MGM Resorts International/(a)/...............    800       8,344
Panera Bread Co. -- Class A/(a)/.............    300      42,435
Royal Caribbean Cruises Ltd..................    800      19,816
Starbucks Corp...............................  7,900     363,479
Starwood Hotels & Resorts Worldwide, Inc.....  2,000      95,940
Wynn Resorts Ltd.............................    850      93,916
Yum! Brands, Inc.............................  4,950     292,099
                                                     -----------
                                                       2,536,829
                                                     -----------

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.2%
Garmin Ltd.....................................    150 $     5,972
Harman International Industries, Inc...........    500      19,020
Leggett & Platt, Inc...........................  1,100      25,344
Tempur-Pedic International, Inc./(a)/..........    750      39,397
Tupperware Brands Corp.........................    650      36,380
                                                       -----------
                                                           126,113
                                                       -----------
INTERNET & CATALOG RETAIL -- 1.5%
Amazon.com, Inc./(a)/..........................  3,900     675,090
Expedia, Inc...................................    600      17,412
Groupon, Inc./(a)/.............................    350       7,221
HomeAway, Inc./(a)/............................     58       1,349
NetFlix, Inc./(a)/.............................    550      38,109
Priceline.com, Inc./(a)/.......................    550     257,240
TripAdvisor, Inc./(a)/.........................    600      15,126
                                                       -----------
                                                         1,011,547
                                                       -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Hasbro, Inc....................................  1,200      38,268
Mattel, Inc....................................  2,650      73,564
Polaris Industries, Inc........................    700      39,186
                                                       -----------
                                                           151,018
                                                       -----------
MEDIA -- 3.0%
AMC Networks, Inc./(a)/........................    550      20,669
Cablevision Systems Corp.......................  2,300      32,706
CBS Corp. -- Class B...........................  1,100      29,854
Charter Communications, Inc./(a)/..............    600      34,164
Comcast Corp. -- Class A....................... 12,700     301,117
DIRECTV/(a)/...................................  7,591     324,591
Discovery Communications, Inc. -- Class A/(a)/.  2,950     120,861
DISH Network Corp. -- Class A..................  1,600      45,568
Interpublic Group of Cos., Inc. (The)..........  1,850      18,001
John Wiley & Sons, Inc. -- Class A.............    500      22,200
Lamar Advertising Co./(a)/.....................    150       4,125
Liberty Global, Inc./(a)/......................  2,850     116,936
McGraw-Hill Cos., Inc. (The)...................  2,650     119,170
Morningstar, Inc...............................    250      14,863
Omnicom Group, Inc.............................  2,900     129,282
Pandora Media, Inc./(a)/.......................     94         941
Regal Entertainment Group -- Class A...........    250       2,985
Scripps Networks Interactive, Inc. -- Class A..  1,000      42,420
Sirius XM Radio, Inc./(a)/..................... 41,800      76,076
Thomson Reuters Corp...........................  1,850      49,340
Time Warner Cable, Inc. -- Class A.............  3,600     228,852
Viacom, Inc. -- Class B........................  6,150     279,271
Virgin Media, Inc..............................  3,350      71,623
                                                       -----------
                                                         2,085,615
                                                       -----------
MULTILINE RETAIL -- 0.7%
Big Lots, Inc./(a)/............................    250       9,440
Dollar General Corp./(a)/......................  1,050      43,197
Dollar Tree, Inc./(a)/.........................  1,325     110,121
Family Dollar Stores, Inc......................  1,300      74,958
Kohl's Corp....................................  2,450     120,907
Macy's, Inc....................................    550      17,699
Nordstrom, Inc.................................  1,750      86,993
Target Corp....................................    368      18,849
                                                       -----------
                                                           482,164
                                                       -----------

                                     FSA-6

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
SPECIALTY RETAIL -- 2.6%
Aaron's, Inc................................    675 $    18,009
Abercrombie & Fitch Co. -- Class A..........    800      39,072
Advance Auto Parts, Inc.....................    800      55,704
AutoNation, Inc./(a)/.......................    200       7,374
AutoZone, Inc./(a)/.........................    300      97,491
Bed Bath & Beyond, Inc./(a)/................  2,650     153,620
CarMax, Inc./(a)/...........................    450      13,716
Chico's FAS, Inc............................  1,150      12,811
Dick's Sporting Goods, Inc..................  1,000      36,880
DSW, Inc....................................    200       8,842
Guess?, Inc.................................    650      19,383
Home Depot, Inc. (The)...................... 10,201     428,850
J Crew Group, Inc...........................    550           0
Limited Brands, Inc.........................  2,550     102,893
O'Reilly Automotive, Inc./(a)/..............  1,400     111,930
PetSmart, Inc...............................  1,200      61,548
Ross Stores, Inc............................  2,500     118,825
Sally Beauty Holdings, Inc./(a)/............    900      19,017
Tiffany & Co................................  1,350      89,451
TJX Cos., Inc...............................  4,050     261,427
Tractor Supply Co...........................    800      56,120
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.    500      32,460
Urban Outfitters, Inc./(a)/.................  1,250      34,450
Williams-Sonoma, Inc........................    650      25,025
                                                    -----------
                                                      1,804,898
                                                    -----------

TEXTILES, APPAREL & LUXURY GOODS -- 1.1%
Coach, Inc..................................  3,150     192,276
Deckers Outdoor Corp./(a)/..................    450      34,006
Fossil, Inc./(a)/...........................    550      43,648
Hanesbrands, Inc./(a)/......................  1,000      21,860
NIKE, Inc. -- Class B.......................  3,800     366,206
PVH Corp....................................    100       7,049
Ralph Lauren Corp...........................    700      96,656
Under Armour, Inc./(a)/.....................    400      28,716
                                                    -----------
                                                        790,417
                                                    -----------
                                                      9,779,654
                                                    -----------

CONSUMER STAPLES -- 12.6%

BEVERAGES -- 4.1%
Brown-Forman Corp. -- Class B...............    950      76,485
Coca-Cola Co. (The)......................... 20,900   1,462,373
Coca-Cola Enterprises, Inc..................  2,550      65,739
Dr Pepper Snapple Group, Inc................  2,250      88,830
Hansen Natural Corp./(a)/...................    750      69,105
PepsiCo, Inc./NC............................ 16,787   1,113,817
                                                    -----------
                                                      2,876,349
                                                    -----------

FOOD & STAPLES RETAILING -- 2.8%
Costco Wholesale Corp.......................  4,650     387,438
Kroger Co. (The)............................  4,750     115,045
Sysco Corp..................................  6,100     178,913
Wal-Mart Stores, Inc........................ 14,322     855,883
Walgreen Co.................................  9,100     300,846
Whole Foods Market, Inc.....................  1,650     114,807
                                                    -----------
                                                      1,952,932
                                                    -----------

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
FOOD PRODUCTS -- 1.3%
Bunge Ltd.........................................    400  $   22,880
Campbell Soup Co..................................  1,400      46,536
ConAgra Foods, Inc................................    550      14,520
Corn Products International, Inc..................    650      34,184
Flowers Foods, Inc................................  1,150      21,827
General Mills, Inc................................  5,050     204,070
Green Mountain Coffee Roasters, Inc./(a)/.........  1,300      58,305
Hershey Co. (The).................................  1,200      74,136
HJ Heinz Co.......................................  2,000     108,080
Hormel Foods Corp.................................    750      21,968
Kellogg Co........................................  2,350     118,839
McCormick & Co., Inc./MD..........................    950      47,899
Mead Johnson Nutrition Co. -- Class A.............    400      27,492
Sara Lee Corp.....................................  5,150      97,438
                                                           ----------
                                                              898,174
                                                           ----------

HOUSEHOLD PRODUCTS -- 1.3%
Church & Dwight Co., Inc..........................    900      41,184
Clorox Co. (The)..................................    100       6,656
Colgate-Palmolive Co..............................  4,700     434,233
Kimberly-Clark Corp...............................  3,600     264,816
Procter & Gamble Co. (The)........................  2,000     133,420
                                                           ----------
                                                              880,309
                                                           ----------

PERSONAL PRODUCTS -- 0.4%
Avon Products, Inc................................  4,550      79,488
Estee Lauder Cos., Inc. (The) -- Class A..........  1,200     134,784
Herbalife Ltd.....................................  1,250      64,588
                                                           ----------
                                                              278,860
                                                           ----------

TOBACCO -- 2.7%
Altria Group, Inc................................. 16,550     490,707
Philip Morris International, Inc.................. 17,077   1,340,203
Reynolds American, Inc............................  1,100      45,562
                                                           ----------
                                                            1,876,472
                                                           ----------
                                                            8,763,096
                                                           ----------

INDUSTRIALS -- 12.5%

AEROSPACE & DEFENSE -- 3.4%
Alliant Techsystems, Inc..........................     50       2,858
BE Aerospace, Inc./(a)/...........................    950      36,775
Boeing Co. (The)..................................  6,900     506,115
Goodrich Corp.....................................    550      68,035
Honeywell International, Inc......................  8,300     451,105
Lockheed Martin Corp..............................  2,700     218,430
Precision Castparts Corp..........................  1,550     255,424
Rockwell Collins, Inc.............................  1,550      85,824
Spirit Aerosystems Holdings, Inc. -- Class A/(a)/.    250       5,195
Textron, Inc......................................    150       2,774
TransDigm Group, Inc./(a)/........................    550      52,624
United Technologies Corp..........................  9,150     668,773
                                                           ----------
                                                            2,353,932
                                                           ----------

AIR FREIGHT & LOGISTICS -- 1.2%
CH Robinson Worldwide, Inc........................  1,750     122,115
Expeditors International of Washington, Inc.......  2,250      92,160
FedEx Corp........................................    200      16,702

                                     FSA-7

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
AIR FREIGHT & LOGISTICS (CONTINUED)
United Parcel Service, Inc. -- Class B. 7,750  $   567,222
UTI Worldwide, Inc.....................   950       12,626
                                               -----------
                                                   810,825
                                               -----------

AIRLINES -- 0.2%
AMR Corp./(a)/......................... 1,650          578
Copa Holdings SA -- Class A............   350       20,534
Delta Air Lines, Inc./(a)/............. 5,300       42,877
Southwest Airlines Co.................. 1,450       12,412
United Continental Holdings, Inc./(a)/. 2,977       56,176
                                               -----------
                                                   132,577
                                               -----------

BUILDING PRODUCTS -- 0.1%
Armstrong World Industries, Inc./(a)/..    50        2,194
Lennox International, Inc..............   550       18,562
Masco Corp............................. 3,700       38,776
                                               -----------
                                                    59,532
                                               -----------

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Avery Dennison Corp....................    50        1,434
Copart, Inc./(a)/......................   600       28,734
Covanta Holding Corp...................    50          685
Iron Mountain, Inc..................... 1,900       58,520
KAR Auction Services, Inc./(a)/........    50          675
Stericycle, Inc./(a)/..................   900       70,128
Waste Connections, Inc................. 1,025       33,968
                                               -----------
                                                   194,144
                                               -----------

CONSTRUCTION & ENGINEERING -- 0.2%
AECOM Technology Corp./(a)/............   550       11,314
Chicago Bridge & Iron Co. NV...........   600       22,680
Fluor Corp............................. 1,850       92,962
KBR, Inc...............................   100        2,787
                                               -----------
                                                   129,743
                                               -----------

ELECTRICAL EQUIPMENT -- 1.1%
AMETEK, Inc............................ 1,627       68,497
Babcock & Wilcox Co. (The)/(a)/........ 1,250       30,175
Cooper Industries PLC.................. 1,150       62,273
Emerson Electric Co.................... 7,950      370,390
First Solar, Inc./(a)/.................   650       21,944
General Cable Corp./(a)/...............   250        6,253
GrafTech International Ltd./(a)/.......    50          683
Polypore International, Inc./(a)/......   400       17,596
Rockwell Automation, Inc............... 1,550      113,723
Roper Industries, Inc.................. 1,050       91,213
Thomas & Betts Corp./(a)/..............   150        8,190
                                               -----------
                                                   790,937
                                               -----------

INDUSTRIAL CONGLOMERATES -- 1.2%
3M Co.................................. 6,600      539,418
Carlisle Cos., Inc.....................    50        2,215
Danaher Corp........................... 5,780      271,891
                                               -----------
                                                   813,524
                                               -----------

MACHINERY -- 3.4%
Caterpillar, Inc....................... 6,800      616,080
Cummins, Inc........................... 2,100      184,842

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
MACHINERY (CONTINUED)
Deere & Co.................................  4,400 $   340,340
Donaldson Co., Inc.........................    800      54,464
Dover Corp.................................  1,550      89,977
Eaton Corp.................................  1,350      58,765
Flowserve Corp.............................    550      54,626
Gardner Denver, Inc........................    550      42,383
Graco, Inc.................................    650      26,579
Harsco Corp................................     50       1,029
IDEX Corp..................................    800      29,688
Illinois Tool Works, Inc...................  4,350     203,188
Ingersoll-Rand PLC.........................  2,700      82,269
Joy Global, Inc............................  1,150      86,215
Kennametal, Inc............................    100       3,652
Lincoln Electric Holdings, Inc.............    550      21,516
Manitowoc Co., Inc. (The)..................  1,400      12,866
Navistar International Corp./(a)/..........    400      15,152
Nordson Corp...............................    650      26,767
PACCAR, Inc................................  3,800     142,386
Pall Corp..................................  1,250      71,437
Parker Hannifin Corp.......................    650      49,563
Snap-On, Inc...............................    100       5,062
SPX Corp...................................    150       9,041
Timken Co..................................    800      30,968
Toro Co. (The).............................    350      21,231
Valmont Industries, Inc....................    250      22,698
WABCO Holdings, Inc./(a)/..................    700      30,380
Wabtec Corp./DE............................    500      34,975
                                                   -----------
                                                     2,368,139
                                                   -----------

MARINE -- 0.0%
Kirby Corp./(a)/...........................    400      26,336
                                                   -----------

PROFESSIONAL SERVICES -- 0.3%
Dun & Bradstreet Corp. (The)...............    550      41,156
Equifax, Inc...............................     50       1,937
IHS, Inc. -- Class A/(a)/..................    550      47,388
Nielsen Holdings NV........................    703      20,872
Robert Half International, Inc.............  1,550      44,113
Towers Watson & Co.........................    150       8,990
Verisk Analytics, Inc. -- Class A/(a)/.....  1,057      42,417
                                                   -----------
                                                       206,873
                                                   -----------

ROAD & RAIL -- 0.7%
Con-way, Inc...............................     50       1,458
CSX Corp................................... 11,650     245,349
Hertz Global Holdings, Inc./(a)/...........  2,600      30,472
JB Hunt Transport Services, Inc............    950      42,817
Kansas City Southern/(a)/..................    900      61,209
Landstar System, Inc.......................    500      23,960
Union Pacific Corp.........................    850      90,049
                                                   -----------
                                                       495,314
                                                   -----------

TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Fastenal Co................................  3,050     133,010
MSC Industrial Direct Co., Inc. -- Class A.    500      35,775
WESCO International, Inc./(a)/.............    200      10,602
WW Grainger, Inc...........................    650     121,674
                                                   -----------
                                                       301,061
                                                   -----------
                                                     8,682,937
                                                   -----------

                                     FSA-8

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                             SHARES U.S. $ VALUE
-----------------------------------------------------------------------
HEALTH CARE -- 12.3%

BIOTECHNOLOGY -- 2.1%
Alexion Pharmaceuticals, Inc./(a)/................. 1,950   $  139,425
Amylin Pharmaceuticals, Inc./(a)/.................. 1,350       15,363
Biogen Idec, Inc./(a)/............................. 2,600      286,130
BioMarin Pharmaceutical, Inc./(a)/................. 1,150       39,537
Celgene Corp./(a)/................................. 4,863      328,739
Dendreon Corp./(a)/................................ 1,450       11,020
Gilead Sciences, Inc./(a)/......................... 8,283      339,023
Human Genome Sciences, Inc./(a)/................... 2,000       14,780
Myriad Genetics, Inc./(a)/.........................   900       18,846
Pharmasset, Inc./(a)/..............................   800      102,560
Regeneron Pharmaceuticals, Inc./(a)/...............   800       44,344
United Therapeutics Corp./(a)/.....................   550       25,988
Vertex Pharmaceuticals, Inc./(a)/.................. 1,850       61,438
                                                            ----------
                                                             1,427,193
                                                            ----------

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.8%
Baxter International, Inc.......................... 5,400      267,192
Becton Dickinson and Co............................ 2,350      175,592
CareFusion Corp./(a)/..............................   700       17,787
Cooper Cos., Inc. (The)............................   150       10,578
Covidien PLC....................................... 2,800      126,028
CR Bard, Inc.......................................   900       76,950
DENTSPLY International, Inc........................   600       20,994
Edwards Lifesciences Corp./(a)/.................... 1,250       88,375
Gen-Probe, Inc./(a)/...............................   500       29,560
Hill-Rom Holdings, Inc.............................   600       20,214
IDEXX Laboratories, Inc./(a)/......................   600       46,176
Intuitive Surgical, Inc./(a)/......................   450      208,354
Medtronic, Inc..................................... 9,750      372,937
ResMed, Inc./(a)/.................................. 1,600       40,640
Sirona Dental Systems, Inc./(a)/...................   600       26,424
St Jude Medical, Inc............................... 3,400      116,620
Stryker Corp....................................... 3,350      166,529
Thoratec Corp./(a)/................................   600       20,136
Varian Medical Systems, Inc./(a)/.................. 1,250       83,913
                                                            ----------
                                                             1,914,999
                                                            ----------

HEALTH CARE PROVIDERS & SERVICES -- 1.9%
Amerigroup Corp./(a)/..............................   300       17,724
AmerisourceBergen Corp. -- Class A................. 2,900      107,851
Brookdale Senior Living, Inc./(a)/.................   900       15,651
Cardinal Health, Inc............................... 1,850       75,129
Catalyst Health Solutions, Inc./(a)/...............   450       23,400
DaVita, Inc./(a)/.................................. 1,050       79,600
Express Scripts, Inc. -- Class A/(a)/.............. 5,121      228,857
HCA Holdings, Inc./(a)/............................   700       15,421
Health Management Associates, Inc. -- Class A/(a)/. 2,600       19,162
Henry Schein, Inc./(a)/............................   500       32,215
Laboratory Corp. of America Holdings/(a)/.......... 1,100       94,567
Lincare Holdings, Inc..............................   925       23,782
McKesson Corp...................................... 2,700      210,357
Medco Health Solutions, Inc./(a)/.................. 4,250      237,575
Mednax, Inc./(a)/..................................   500       36,005
Patterson Cos., Inc................................   500       14,760
Quest Diagnostics, Inc............................. 1,450       84,187
Tenet Healthcare Corp./(a)/........................   250        1,283
Universal Health Services, Inc. -- Class B.........   950       36,917
                                                            ----------
                                                             1,354,443
                                                            ----------

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY -- 0.2%
Allscripts-Misys Healthcare Solutions, Inc./(a)/....  1,600  $   30,304
Cerner Corp./(a)/...................................  1,500      91,875
SXC Health Solutions Corp...........................    650      36,712
                                                             ----------
                                                                158,891
                                                             ----------

LIFE SCIENCES TOOLS & SERVICES -- 0.5%
Agilent Technologies, Inc./(a)/.....................  3,600     125,748
Bruker Corp./(a)/...................................    900      11,178
Charles River Laboratories International, Inc./(a)/.    550      15,031
Covance, Inc./(a)/..................................    650      29,718
Illumina, Inc./(a)/.................................  1,300      39,624
Life Technologies Corp./(a)/........................    150       5,837
Mettler-Toledo International, Inc./(a)/.............    350      51,698
Techne Corp.........................................    400      27,304
Waters Corp./(a)/...................................  1,000      74,050
                                                             ----------
                                                                380,188
                                                             ----------

PHARMACEUTICALS -- 4.8%
Abbott Laboratories................................. 15,480     870,440
Allergan, Inc./United States........................  3,250     285,155
Eli Lilly & Co......................................  3,500     145,460
Endo Pharmaceuticals Holdings, Inc./(a)/............  1,250      43,162
Hospira, Inc./(a)/..................................  1,500      45,555
Johnson & Johnson...................................  5,900     386,922
Mylan, Inc./PA/(a)/.................................  4,197      90,068
Perrigo Co..........................................    900      87,570
Valeant Pharmaceuticals International, Inc./(a)/.... 28,108   1,312,363
Warner Chilcott PLC.................................  1,650      24,965
Watson Pharmaceuticals, Inc./(a)/...................  1,300      78,442
                                                             ----------
                                                              3,370,102
                                                             ----------
                                                              8,605,816
                                                             ----------

ENERGY -- 10.9%

ENERGY EQUIPMENT & SERVICES -- 2.8%
Atwood Oceanics, Inc./(a)/..........................    150       5,969
Baker Hughes, Inc...................................  1,750      85,120
Cameron International Corp./(a)/....................  1,920      94,445
CARBO Ceramics, Inc.................................    200      24,666
Core Laboratories NV................................    500      56,975
Diamond Offshore Drilling, Inc......................    350      19,341
Dresser-Rand Group, Inc./(a)/.......................    850      42,423
FMC Technologies, Inc./(a)/.........................  2,550     133,186
Halliburton Co......................................  9,650     333,021
Helmerich & Payne, Inc..............................    950      55,442
McDermott International, Inc........................  2,150      24,747
Oceaneering International, Inc......................  1,150      53,049
Oil States International, Inc./(a)/.................    450      34,367
Patterson-UTI Energy, Inc...........................    150       2,997
Rowan Cos., Inc./(a)/...............................    200       6,066
RPC, Inc............................................    450       8,213
Schlumberger Ltd.................................... 14,390     982,981
Superior Energy Services, Inc./(a)/.................    850      24,174
Tidewater, Inc......................................     50       2,465
                                                             ----------
                                                              1,989,647
                                                             ----------

OIL, GAS & CONSUMABLE FUELS -- 8.1%
Alpha Natural Resources, Inc./(a)/..................  1,350      27,581
Anadarko Petroleum Corp.............................    800      61,064

                                     FSA-9

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Apache Corp..............................  1,200 $   108,696
Arch Coal, Inc...........................    200       2,902
Brigham Exploration Co...................  1,250      45,600
Cabot Oil & Gas Corp.....................  1,100      83,490
Chevron Corp.............................  1,250     133,000
Cimarex Energy Co........................    250      15,475
Cobalt International Energy, Inc./(a)/...  1,150      17,848
Concho Resources, Inc./(a)/..............  1,100     103,125
Consol Energy, Inc.......................  2,390      87,713
Continental Resources, Inc./OK/(a)/......    450      30,019
Denbury Resources, Inc./(a)/.............  3,550      53,605
El Paso Corp.............................  7,600     201,932
EOG Resources, Inc.......................  2,900     285,679
EQT Corp.................................    550      30,134
EXCO Resources, Inc......................  1,450      15,153
Exxon Mobil Corp......................... 38,820   3,290,383
Forest Oil Corp./(a)/....................    950      12,873
HollyFrontier Corp.......................  2,008      46,987
Kinder Morgan, Inc./Delaware.............  1,200      38,604
Kosmos Energy Ltd........................    250       3,065
Murphy Oil Corp..........................    300      16,722
Newfield Exploration Co./(a)/............    800      30,184
Noble Energy, Inc........................    400      37,756
Occidental Petroleum Corp................  2,500     234,250
Peabody Energy Corp......................  2,800      92,708
Pioneer Natural Resources Co.............  1,000      89,480
QEP Resources, Inc.......................  1,450      42,485
Quicksilver Resources, Inc./(a)/.........     50         336
Range Resources Corp.....................  1,700     105,298
SandRidge Energy, Inc./(a)/..............  4,250      34,680
SM Energy Co.............................    550      40,205
Southwestern Energy Co./(a)/.............  3,600     114,984
Ultra Petroleum Corp.....................  1,600      47,408
Whiting Petroleum Corp./(a)/.............  1,250      58,362
                                                 -----------
                                                   5,639,786
                                                 -----------
                                                   7,629,433
                                                 -----------

MATERIALS -- 5.3%

CHEMICALS -- 3.8%
Air Products & Chemicals, Inc............  2,250     191,677
Airgas, Inc..............................    850      66,368
Albemarle Corp...........................  1,000      51,510
Celanese Corp. -- Class A................  1,650      73,046
CF Industries Holdings, Inc..............    635      92,062
Eastman Chemical Co......................  1,500      58,590
Ecolab, Inc..............................  3,356     194,010
EI du Pont de Nemours & Co...............  9,800     448,644
FMC Corp.................................    750      64,530
Huntsman Corp............................    400       4,000
International Flavors & Fragrances, Inc..    850      44,557
Intrepid Potash, Inc./(a)/...............    550      12,447
Kronos Worldwide, Inc....................    200       3,608
LyondellBasell Industries NV.............    200       6,498
Monsanto Co..............................  5,650     395,895
Mosaic Co. (The).........................  2,950     148,769
PPG Industries, Inc......................  1,700     141,933
Praxair, Inc.............................  3,250     347,425
Rockwood Holdings, Inc./(a)/.............    700      27,559
Scotts Miracle-Gro Co. (The) -- Class A..    400      18,676

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
CHEMICALS (CONTINUED)
Sherwin-Williams Co. (The)..................    950 $    84,807
Sigma-Aldrich Corp..........................  1,300      81,198
Solutia, Inc./(a)/..........................  1,300      22,464
Valspar Corp................................    200       7,794
Westlake Chemical Corp......................     50       2,012
WR Grace & Co./(a)/.........................    700      32,144
                                                    -----------
                                                      2,622,223
                                                    -----------

CONSTRUCTION MATERIALS -- 0.0%
Martin Marietta Materials, Inc..............    250      18,852
                                                    -----------

CONTAINERS & PACKAGING -- 0.3%
Ball Corp...................................  1,700      60,707
Crown Holdings, Inc./(a)/...................  1,650      55,407
Packaging Corp. of America..................    950      23,978
Rock-Tenn Co................................    750      43,275
Silgan Holdings, Inc........................    500      19,320
Temple-Inland, Inc..........................    300       9,513
                                                    -----------
                                                        212,200
                                                    -----------

METALS & MINING -- 1.1%
AK Steel Holding Corp.......................    200       1,652
Allegheny Technologies, Inc.................  1,150      54,970
Allied Nevada Gold Corp./(a)/...............    950      28,766
Carpenter Technology Corp...................    450      23,166
Cliffs Natural Resources, Inc...............  1,550      96,642
Compass Minerals International, Inc.........    350      24,098
Freeport-McMoRan Copper & Gold, Inc.........  9,996     367,753
Molycorp, Inc./(a)/.........................    600      14,388
Reliance Steel & Aluminum Co................    100       4,869
Royal Gold, Inc.............................    600      40,458
Schnitzer Steel Industries, Inc. -- Class A.     50       2,114
Southern Copper Corp........................  1,800      54,324
Steel Dynamics, Inc.........................  1,700      22,355
Titanium Metals Corp........................    450       6,741
Walter Energy, Inc..........................    650      39,364
                                                    -----------
                                                        781,660
                                                    -----------

PAPER & FOREST PRODUCTS -- 0.1%
International Paper Co......................  1,050      31,080
                                                    -----------
                                                      3,666,015
                                                    -----------

FINANCIALS -- 3.8%

CAPITAL MARKETS -- 1.0%
Affiliated Managers Group, Inc./(a)/........    400      38,380
BlackRock, Inc. -- Class A..................    460      81,990
Charles Schwab Corp. (The).................. 11,060     124,536
Eaton Vance Corp............................  1,250      29,550
Federated Investors, Inc. -- Class B........    750      11,363
Franklin Resources, Inc.....................  1,550     148,893
Greenhill & Co., Inc........................    300      10,911
Lazard Ltd. -- Class A......................  1,150      30,026
LPL Investment Holdings, Inc./(a)/..........    294       8,979
SEI Investments Co..........................  1,550      26,893
T Rowe Price Group, Inc.....................  2,750     156,612
TD Ameritrade Holding Corp..................  2,300      35,995
Waddell & Reed Financial, Inc. -- Class A...    900      22,293
                                                    -----------
                                                        726,421
                                                    -----------

                                    FSA-10

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMMERCIAL BANKS -- 0.2%
Wells Fargo & Co................................. 3,650  $   100,594
                                                         -----------

CONSUMER FINANCE -- 0.5%
American Express Co.............................. 6,707      316,369
Discover Financial Services......................   550       13,200
Green Dot Corp./(a)/.............................   300        9,366
                                                         -----------
                                                             338,935
                                                         -----------

DIVERSIFIED FINANCIAL SERVICES -- 0.4%
CBOE Holdings, Inc...............................   560       14,482
IntercontinentalExchange, Inc./(a)/..............   800       96,440
Moody's Corp..................................... 2,100       70,728
MSCI, Inc. -- Class A/(a)/....................... 1,250       41,162
NASDAQ OMX Group, Inc. (The)/(a)/................   150        3,677
NYSE Euronext....................................   850       22,185
                                                         -----------
                                                             248,674
                                                         -----------

INSURANCE -- 0.0%
Erie Indemnity Co. -- Class A....................   300       23,448
Validus Holdings Ltd.............................   100        3,150
                                                         -----------
                                                              26,598
                                                         -----------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.6%
Apartment Investment & Management Co. -- Class A.   850       19,474
Boston Properties, Inc........................... 1,300      129,480
Camden Property Trust............................   550       34,232
Corporate Office Properties Trust................   200        4,252
Digital Realty Trust, Inc........................ 1,100       73,337
Equity Residential...............................   250       14,258
Essex Property Trust, Inc........................   200       28,102
Federal Realty Investment Trust..................   500       45,375
Macerich Co. (The)...............................   500       25,300
Plum Creek Timber Co., Inc....................... 1,050       38,388
Public Storage................................... 1,450      194,967
Rayonier, Inc.................................... 1,275       56,903
Simon Property Group, Inc........................ 2,569      331,247
UDR, Inc.........................................   150        3,765
Ventas, Inc...................................... 1,550       85,451
Vornado Realty Trust.............................   200       15,372
Weyerhaeuser Co.................................. 1,650       30,805
                                                         -----------
                                                           1,130,708
                                                         -----------

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc./(a)/............................ 3,000       45,660
Jones Lang LaSalle, Inc..........................   350       21,441
                                                         -----------
                                                              67,101
                                                         -----------

THRIFTS & MORTGAGE FINANCE -- 0.0%
Hudson City Bancorp, Inc.........................   480        3,000
People's United Financial, Inc...................   750        9,637
                                                         -----------
                                                              12,637
                                                         -----------
                                                           2,651,668
                                                         -----------

TELECOMMUNICATION SERVICES -- 1.2%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
Level 3 Communications, Inc./(a)/................   272        4,621
tw Telecom, Inc./(a)/............................ 1,350       26,163
Verizon Communications, Inc...................... 6,700      268,804
Windstream Corp.................................. 3,000       35,220
                                                         -----------
                                                             334,808
                                                         -----------

COMPANY                                           SHARES   U.S. $ VALUE
------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
American Tower Corp.............................   4,150   $    249,042
Clearwire Corp. -- Class A/(a)/.................   1,650          3,201
Crown Castle International Corp./(a)/...........   3,000        134,400
MetroPCS Communications, Inc./(a)/..............   2,850         24,738
NII Holdings, Inc. -- Class B/(a)/..............   1,550         33,015
SBA Communications Corp. -- Class A/(a)/........   1,200         51,552
                                                           ------------
                                                                495,948
                                                           ------------
                                                                830,756
                                                           ------------

UTILITIES -- 0.1%

ELECTRIC UTILITIES -- 0.1%
ITC Holdings Corp...............................     550         41,734
                                                           ------------

GAS UTILITIES -- 0.0%
National Fuel Gas Co............................     150          8,337
Oneok, Inc......................................     100          8,669
                                                           ------------
                                                                 17,006
                                                           ------------

WATER UTILITIES -- 0.0%
Aqua America, Inc...............................     150          3,307
                                                           ------------
                                                                 62,047
                                                           ------------
Total Common Stocks
 (cost $50,618,653).............................             69,825,328
                                                           ------------

RIGHTS -- 0.0%

HEALTH CARE -- 0.0%
Celgene Corp./(a)/
 (cost $224)....................................      50             70
                                                           ------------

TOTAL COMMON STOCKS AND RIGHTS- 0.0%
 (cost $50,618,877)                                          69,825,398
                                                           ------------

                                                 PRINCIPAL
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.3%
TIME DEPOSIT -- 0.3%
JP Morgan Nassau
 0.05%, 1/03/12
 (amortized cost $181,718)......................  $  182        181,718
                                                           ------------

TOTAL INVESTMENTS -- 100.5%
 (cost/amortized cost $50,800,595)..............             70,007,116
Liabilities in excess of other assets -- (0.5)%.               (336,898)
                                                           ------------
NET ASSETS -- 100.0%                                       $ 69,670,218
                                                           ============

                                    FSA-11

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

FUTURES CONTRACTS

                                                                           UNREALIZED
                     NUMBER OF   EXPIRATION   ORIGINAL     VALUE AT      APPRECIATION/
       TYPE          CONTRACTS      DATE       VALUE   DECEMBER 31, 2011 (DEPRECIATION)
        ----         --------- -------------- -------- ----------------- --------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     3     March 16, 2012 $186,070     $187,880          $1,810

-----------

(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $368,632 as of December 31, 2011.

   Glossary:
   REIT -- Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

                                    FSA-12

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011


1. Organization

   Separate Account No. 4 (Pooled) (the "Fund" or "Account") of AXA Equitable Life Insurance Company ("AXA Equitable"), was established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out any other business of AXA Equitable. These financial statements reflect the financial position and results of operations of Separate Account No. 4. Annuity contracts issued by AXA Equitable for which the Account is the funding vehicle are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the "Plans"). Institutional Contracts reflect investments in the Fund by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   The Contractowners invest in Separate Account No. 4 under the following respective names:

                                       POOLED SEPARATE ACCOUNT FUNDS*

RIA
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

MRP
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund

EPP
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

INSTITUTIONAL
Separate Account No. 4                 Growth Stock Account

   ----------
  * As defined in the respective Prospectus of the Plans, excluding Institutional Investments.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be charged with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in Separate Account No. 4 arises principally from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to contract owners. Amounts retained by AXA Equitable are not subject to charges for expense risks, asset-based administration charges and distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account"). AXA Equitable's General Account is subject to creditor rights.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Account's financial statements and disclosures.

   Investment securities for Separate Account No. 4 are valued as follows:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange

                                    FSA-13

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Continued)

   are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Investment Transactions:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Account are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   Futures Contracts:

   Futures contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Account No. 4 may buy or sell futures contracts solely for the purpose of protecting its securities against anticipated future changes in interest rates that might adversely affect the value of the Account's securities or the price of the securities that the Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2011, the average monthly notional value of futures contracts held in Separate Account No. 4 was $396,461. All futures contracts were related to equity contracts.

                                    FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   When the futures contract is closed, the Account records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Account's basis in the contract. Should interest rates or the price of securities move unexpectedly, the Account may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the prices of futures contracts, interest rates and the underlying hedged assets.

   Market and Credit Risk:

   Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Account's exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Account bears the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Account's futures transactions.

   Contracts in Payout:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   Other assets and liabilities:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   Contract Payments and Withdrawals:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Fund by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   Foreign Taxes:

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures


   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                FAIR VALUE
                              MEASUREMENTS AT
                             DECEMBER 31, 2011
                              LEVEL 1/(2)(3)/
                             -----------------
                             SEPARATE ACCOUNT
                                   NO. 4
                             -----------------
ASSETS
Investments:
Common Stocks
 Consumer discretionary.....    $ 9,779,654
 Consumer staples...........      8,763,096
 Energy.....................      7,583,833
 Financials.................      2,651,668
 Health care................      8,605,886
 Industrial.................      8,682,937
 Information technology.....     19,153,906
 Materials..................      3,666,015
 Telecommunication services.        830,756
 Utilities..................         62,047
                                -----------
TOTAL COMMON STOCKS.........     69,779,798
                                -----------
 Short term.................        181,718
                                -----------
TOTAL LEVEL 1...............    $69,961,516
                                ===========

                                  LEVEL 3
                             -----------------
                             SEPARATE ACCOUNT
                                   NO. 4
                             -----------------
ASSETS
Investments:
Common Stocks
 Energy.....................    $    45,600
                                -----------
TOTAL LEVEL 3...............         45,600
                                ===========
 TOTAL ASSETS...............    $70,007,116
                                ===========

-----------

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Concluded)


                                                               LEVEL 3 INSTRUMENTS
                                                             FAIR VALUE MEASUREMENTS
                                                             SEPARATE ACCOUNT NO. 4
                                                            ------------------------
                                                                          TOTAL
                                                             ENERGY  INVESTMENTS/(1)/
                                                            -------  ----------------
BALANCE, DECEMBER 31, 2010................................. $    --      $    --
Total gains (losses) realized and unrealized, included in:
Earnings as:
 Investment (losses) gains, net............................      60           60
                                                            -------      -------
   SUBTOTAL................................................      60           60
                                                            -------      -------
 Change in unrealized gain/(loss)..........................  11,515       11,515
 Purchases.................................................  34,085       34,085
 Sales.....................................................     (60)         (60)
                                                            -------      -------
BALANCE, DECEMBER 31, 2011................................. $45,600      $45,600
                                                            =======      =======

-----------
(1)Transfers into, and out of, Level 3 classification are reflected at beginning-of-period fair values.
(2)There were no transfers between Level 1 and 2 for Separate Account No. 4 during the year.
(3)There were no level 2 securities in Separate Account No. 4 at December 31, 2011.

   The table below details the changes in unrealized gains for 2011 by category for Level 3 assets still held at December 31, 2011:

                                                     SEPARATE ACCOUNT
                                                          NO. 4
                                                     ----------------
LEVEL 3 INSTRUMENTS STILL HELD AT DECEMBER 31, 2011
Change in unrealized gains or losses
Common Stocks
 Energy.............................................     $11,515
                                                         -------
TOTAL...............................................     $11,515
                                                         =======

4. Purchases and Sales on Investments

InvestmentSecurity Transactions

   For the year ended December 31, 2011, investment security transactions, excluding short-term debt securities, were as follows for Separate Account No. 4:

                                 PURCHASES                      SALES
                        ---------------------------- ----------------------------
                                            U.S.                         U.S.
                          STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                    DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                    --------------- ------------ --------------- ------------
Separate Account No. 4.   13,758,814         --        20,259,566         --

5. Related Party Transactions

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for Separate Account No. 4. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC (AXA Advisors) is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industrial Regulatory Authority ("FINRA").

   The contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

5. Related Party Transactions (Concluded)


   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

6. Asset Charges

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   RIA

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holder
   (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   Investment Management Fee:

   An annual rate of 0.08% of the net assets attributable to RIA units is assessed for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   Administrative Fees:

   Contracts investing in the Fund are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges.
   The maximum charge is 6% of the total plan assets withdrawn.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Fund paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Fund. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Account. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. The maximum program expense charge is 1.00%.

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

6. Asset Charges (Continued)


 . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.30% of the net assets of the AllianceBernstein Growth Equity Fund. This is fee is reflected as a reduction in MRP unit value.

 . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This is fee is reflected as a reduction in MRP unit value.

 . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a direct payment. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   Investment Management Fee:

   An annual rate of 0.08% of the total plan and trust net assets is deducted daily for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

   Administrative Fees:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5........... No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Separate Account No. 4 is charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   Asset Management Fees

   Asset management fees are charged to clients investing in the Separate Account. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Account, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Growth Stock Account:

                 EACH CLIENT'S AGGREGATE INTEREST  ANNUAL RATE
                 --------------------------------  -----------
                        Minimum Fee...............   $5,000
                        First $2 million.......... 0.85 of 1%
                        Next $3 million........... 0.60 of 1%

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

6. Asset Charges (Concluded)

                 EACH CLIENT'S AGGREGATE INTEREST  ANNUAL RATE
                 --------------------------------  -----------
                    Next $5 million............... 0.40 of 1%
                    Next $15 million.............. 0.30 of 1%
                    Next $75 million.............. 0.25 of 1%
                    Excess over $100 million...... 0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Account.

   Administrative Fees

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the Separate Account.

   Operating and Expense Charges

   In addition to the charges and fees mentioned above, Separate Account No. 4 is charged for certain costs and expenses directly related to its operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

7. Changes in Units Outstanding

   Accumulation units issued and redeemed as of December 31, were (in thousands):


                         ALLIANCEBERNSTEIN
                         COMMON STOCK FUND
                         ----------------
                         2011       2010
                         ----       ----
RIA
Issued..................  --         --
Redeemed................  (1)        (1)
                         ---        ---
Net Decrease............  (1)        (1)
                         ===        ===

                         ALLIANCEBERNSTEIN
                         GROWTH EQUITY FUND
                         ----------------
                         2011       2010
                         ----       ----
MRP
Issued..................  13         23
Redeemed................ (23)       (33)
                         ---        ---
Net Increase (Decrease). (10)       (10)
                         ===        ===

                         ALLIANCEBERNSTEIN
                         COMMON STOCK FUND
                         ----------------
                         2011       2010
                         ----       ----
EPP
Issued..................  --         --
Redeemed................  --         --
                         ---        ---
Net Decrease............  --         --
                         ===        ===

                         GROWTH STOCK ACCOUN
                         ----------------
                         2011       2010
                         ----       ----
INSTITUTIONAL
Issued..................  --         --
Redeemed................  --         (1)
                         ---        ---
Net Decrease............  --         (1)
                         ===        ===

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


8. Restatement

   In 2011, AXA Equitable discovered that it inadvertently had not recorded a security and related dividends arising from a class action settlement attributable to Separate Account No. 4. This matter affected the previously issued financial statements of Separate Account No. 4 for periods ended on or before December 31, 2010. The accompanying financial statements of and for the periods ended December 31, 2008 through December 31, 2010 have been restated to correct the resulting misstatements; the impact on the financial statements for periods ended on or prior to December 31, 2007 was not material. The affected Fund and the effect of the restatement are as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                                     SEPARATE ACCOUNT NO. 4
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY         AS
                                                                                                      PRESENTED       RESTATED
                                                                                                     ------------  ------------
NET ASSETS, JANUARY 1, 2010                                                                          $ 76,284,192  $ 76,526,642
Net investment income for the year ended December 31, 2010.................................             1,035,895     1,324,468
Change in unrealized appreciation of investments...........................................             3,511,778     3,805,212
                                                                                                     ------------  ------------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            10,471,344    11,053,351
                                                                                                     ------------  ------------
Contract owner Transactions Withdrawals....................................................           (20,251,205)  (20,350,245)
                                                                                                     ------------  ------------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (13,110,626)  (13,209,666)
                                                                                                     ------------  ------------
Decrease in net assets for the year ended December 31, 2010................................            (2,634,579)   (2,151,612)
                                                                                                     ------------  ------------
NET ASSETS, DECEMBER 31, 2010                                                                        $ 73,649,613  $ 74,375,030
                                                                                                     ============  ============

ALLIANCEBERNSTEIN COMMON STOCK FUND
RIA
                                                                                              2010       2009           2008
                                                                                            -------  ------------  ------------
Unit Value, end of period -- as originally presented....................................... $823.87  $     704.77  $     508.49
Unit value, end of period -- as restated................................................... $831.98  $     707.01  $     509.50
Net assets, (000s) -- as originally presented.............................................. $ 3,925  $      4,265  $      3,809
Net assets, (000s) -- as restated.......................................................... $ 3,964  $      4,278  $      3,817
Expense ratio -- as originally presented...................................................    0.15%         0.27%         0.51%
Expense ratio -- as restated...............................................................    0.15%         0.27%         0.51%
Total return -- as originally presented....................................................   16.90%        38.60%       (42.23%)
Total return -- as restated................................................................   17.68%        38.76%       (42.12%)
Investment Income ratio -- as originally presented.........................................    1.65%         1.70%         0.75%
Investment Income ratio -- as restated.....................................................    2.00%         1.69%         0.73%

EPP
                                                                                              2010       2009           2008
                                                                                            -------  ------------  ------------
Unit Value, end of period -- as originally presented....................................... $854.84  $     731.27  $     527.45
Unit value, end of period -- as restated................................................... $863.26  $     733.59  $     528.50
Net assets, (000s) -- as originally presented.............................................. $ 2,619  $      2,303  $      2,341
Net assets, (000s) -- as restated.......................................................... $ 2,645  $      2,311  $      2,345
Expense ratio -- as originally presented...................................................    0.15%         0.24%         0.26%
Expense ratio -- as restated...............................................................    0.15%         0.24%         0.26%
Total return -- as originally presented....................................................   16.90%        38.64%       (42.09%)
Total return -- as restated................................................................   17.68%        38.81%       (41.98%)
Investment Income ratio -- as originally presented.........................................    1.65%         1.70%         0.75%
Investment Income ratio -- as restated.....................................................    2.00%         1.69%         0.73%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
MRP
                                                                                              2010       2009           2008
                                                                                            -------  ------------  ------------
Unit Value, end of period -- as originally presented....................................... $323.88  $     277.66  $     200.69
Unit value, end of period -- as restated................................................... $327.07  $     278.54  $     201.09
Net assets, (000s) -- as originally presented.............................................. $29,027  $     27,765  $     20,675
Net assets, (000s) -- as restated.......................................................... $29,313  $     27,854  $     20,716
Expense ratio -- as originally presented...................................................    0.37%         0.48%         1.57%
Expense ratio -- as restated...............................................................    0.37%         0.47%         1.57%
Total return -- as originally presented....................................................   16.65%        38.35%       (42.87%)
Total return -- as restated................................................................   17.42%        38.52%       (42.75%)
Investment Income ratio -- as originally presented.........................................    1.65%         1.70%         0.75%
Investment Income ratio -- as restated.....................................................    2.00%         1.69%         0.73%

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Restatement (Concluded)

---------------------------------------------------------------------------------------
                                SEPARATE ACCOUNT NO. 4
---------------------------------------------------------------------------------------
GROWTH STOCK ACCOUNT
INSTITUTIONAL
                                                         2010       2009       2008
                                                      ---------  ---------  ---------
Unit Value, end of period -- as originally presented. $8,880.54  $7,590.76  $5,469.59
Unit value, end of period -- as restated............. $8,968.01  $7,614.89  $5,480.48
Net assets, (000s) -- as originally presented........ $  38,080  $  41,954  $  38,789
Net assets, (000s) -- as restated.................... $  38,455  $  42,087  $  38,868
Expense ratio -- as originally presented.............      0.07%      0.15%      0.01%
Expense ratio -- as restated.........................      0.07%      0.15%      0.01%
Total return -- as originally presented..............     16.99%     38.78%    (41.94%)
Total return -- as restated..........................     17.77%     38.95%    (41.83%)
Investment Income ratio -- as originally presented...      1.65%      1.70%      0.75%
Investment Income ratio -- as restated...............      2.00%      1.69%      0.73%

9. Accumulation Unit Values

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Fund by contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Fund for the day and charges and expenses deducted by the Fund. Contract unit values (RIA, MRP, Momentum series of contracts and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. In addition, contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans as a percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Account No. 4 (Pooled) for the periods indicated.

                                                                        YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                                         UNITS     NET
                                                               UNIT   OUTSTANDING ASSETS   TOTAL    EXPENSE
                                                              VALUES    (000S)    (000S)  RETURN**  RATIO*
                                                              ------- ----------- ------- --------  -------

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
-----------------------------------
2011................... RIA* - contract charge 0.08% (a)      $861.69       4     $ 3,275    3.57%   0.16%
2010................... RIA* - contract charge 0.08% (a) (b)  $831.98       5     $ 3,964   17.68%   0.15%
2009................... RIA* - contract charge 0.08% (a) (b)  $707.01       6     $ 4,278   38.76%   0.27%
2008................... RIA* - contract charge 0.50% (a) (b)  $509.50       7     $ 3,817  (42.12)%  0.51%
2007................... RIA* - contract charge 0.50% (a)      $880.30      11     $10,082   13.46%   0.53%
2011................... EPP* - contract charge 0.08% (a)      $894.10       3     $ 2,616    3.57%   0.16%
2010................... EPP* - contract charge 0.08% (a) (b)  $863.26       3     $ 2,645   17.68%   0.15%
2009................... EPP* - contract charge 0.08% (a) (b)  $733.59       3     $ 2,311   38.81%   0.24%
2008................... EPP* - contract charge 0.25% (a) (b)  $528.50       4     $ 2,345  (41.98)%  0.26%
2007................... EPP* - contract charge 0.25% (a)      $910.82       5     $ 4,999   13.74%   0.28%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
------------------------------------
2011................... MRP* - contract charge 0.30% (a)      $337.99      80     $27,159    3.34%   0.38%
2010................... MRP* - contract charge 0.30% (a) (b)  $327.07      90     $29,313   17.42%   0.37%
2009................... MRP* - contract charge 0.30% (a) (b)  $278.54     100     $27,854   38.52%   0.47%
2008................... MRP* - contract charge 1.56% (a) (b)  $201.09     103     $20,716  (42.75)%  1.57%
2007................... MRP* - contract charge 1.53% (a)      $351.25     111     $39,048   12.32%   1.56%

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED) OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

9. Accumulation Unit Values (Concluded)

                                         YEARS ENDED DECEMBER 31,
                             -----------------------------------------------
                                          UNITS      NET
                               UNIT    OUTSTANDING  ASSETS   TOTAL    EXPENSE
                              VALUES     (000S)     (000S)  RETURN**  RATIO*
                             --------- ----------- -------- --------  -------
GROWTH STOCK ACCOUNT
--------------------
2011. Institutional (a)      $9,295.69      4      $ 36,625    3.65%   0.08%
2010. Institutional (a) (b)  $8,968.01      4      $ 38,455   17.77%   0.07%
2009. Institutional (a) (b)  $7,614.89      6      $ 42,087   38.95%   0.15%
2008. Institutional (a) (b)  $5,480.48      7      $ 38,868  (41.83)%  0.01%
2007. Institutional (a)      $9,421.32     25      $236,767   14.03%   0.03%

   ----------
  (a)Contract Charge as described in Note 6 included in these financial statements.
  (b)Amounts shown for the years ended December 31, 2010, 2009, and 2008 have been restated. See Note 8.
   * Expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
   **These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

10.Investment Income Ratios

   Shown below are the Investment Income Ratios throughout the periods indicated for Separate Account No. 4. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                           YEARS ENDED DECEMBER 31,
                         ----------------------------
                         2011  2010  2009  2008  2007
                         ----  ----  ----  ----  ----
Separate Account No. 4*. 1.54% 2.00% 1.69% 0.73% 0.68%

   ----------
   * Amounts shown for the years ended December 31, 2010, 2009, and 2008 have been restated. See Note 8.

11.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-23

Members Retirement Program

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2012


--------------------------------------------------------------------------------


This Statement of Additional Information (''SAI'') is not a prospectus. You should read this SAI in conjunction with AXA Equitable's prospectus dated May 1, 2012 for the Members Retirement Program.


A copy of the prospectus to which this SAI relates is available at no charge by writing to AXA Equitable at Box 4875, Syracuse, New York 13221 or by calling our toll-free telephone number, in the U.S., 1-800-526-2701 or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.


Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2012 to which this SAI relates.



TABLE OF CONTENTS
                                                               PAGE
                                                             IN SAI

Who is AXA Equitable?                                             2

Funding of the Program                                            2

Your responsibilities as employer                                 2

Procedures for withdrawals, distributions and transfers           2

Provisions of the plans                                           4

Investment restrictions and certain investment techniques
  applicable to the AllianceBernstein Growth Equity,
  AllianceBernstein Mid Cap Growth and AllianceBernstein
  Balanced Funds                                                  8

Portfolio holdings policy for the Pooled Separate Accounts        8

Fund transactions                                                 8

Investment management and accounting fee                          9

Portfolio managers' information (AllianceBernstein Growth
  Equity Fund, AllianceBernstein Mid Cap Growth Fund
  and AllianceBernstein Balanced Fund)                           10

Investment professional conflict of interest disclosure          13

Portfolio manager compensation                                   13

Distribution of the contracts                                    14

Custodian and independent registered public accounting firm      14

Our management                                                   15

Financial statements index                                       20

Financial statements                                          FSA-1



            Copyright 2012 by AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104.
                              All rights reserved

                                       .

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly-owned subsidiary of AXA Financial, Inc. (''AXA Financial''). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA (''AXA'') holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly, through its wholly-owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly-owned subsidiary holding company, AXA Holdings Belgium SA.

FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by AXA Equitable. The Trustee holds the contract for the benefit of employers and participants in the Program.

YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt the Members Retirement Plan or the Volume Submitter Plan (together, the ''Plans''), you as the employer and plan administrator will have certain responsibilities, including:

..   sending us your contributions at the proper time and in the proper format
    (including contribution type and fiscal year);

..   maintaining all personnel records necessary for administering your plan;

..   determining who is eligible to receive benefits;

..   forwarding to us and, when required signing, all the forms your employees are required to submit;

..   distributing summary plan descriptions, confirmation notices, quarterly notices and participant annual reports to your employees and former employees;

..   distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

..   filing an annual information return for your plan with the Department of
    Labor, or Internal Revenue Service if required;

..   providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

..   determining the amount of all contributions for each participant in the plan;


..   forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.) The Department of Labor provides that if any employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.


..   selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

..   providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-526-2701 or write to us at Box 4875, Syracuse, New York 13221.

PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the Plans, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to severance from employment. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.

If the Plans are maintained as 401(k) plans and you are under age 59 1/2, you may withdraw your own 401(k) elective deferral contributions (either pre-tax or Roth), only if you demonstrate financial hardship within the meaning of applicable income tax regulations and the employer has elected this option on its adoption agreement. In a 401(k) plan, a distribution on account of a hardship is limited to the maximum distributable amount. That amount does not include earnings, qualified non-elective contributions and qualified matching contributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k)
plan). If your employer terminates the plan, all amounts (subject to GRA restrictions) may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your Account Balance under the Plans attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See ''Tax information'' in the prospectus. If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as ''designated Roth contributions'', which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the ''Benefit Distributions'' discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See ''Spousal Consent Requirement'' later in this SAI.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain investment funds may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.


PLEASE NOTE THAT GENERALLY YOU MAY NOT MAKE WITHDRAWALS FROM THE GUARANTEED RATE ACCOUNTS PRIOR TO MATURITY, EVEN IF THE EMPLOYER PLAN PERMITS WITHDRAWALS PRIOR TO THAT TIME. SEE ''PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA'' BELOW.

BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under either of the Plans, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan, your employer must send us a request for disbursement form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan's trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits Form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Account Executives can provide you or your employer with information.

MANDATORY CASHOUTS. The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must rollover such distribution to an individual retirement plan and must provide the plan participant with notice of such transfer.

DEATH BENEFITS. If a participant in either of the Plans dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the first surviving class of his or her (a) children, (b) parents and (c) brothers and sisters. If none of them survives, the participant's vested benefit will be paid to the participant's estate.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING.

All ''eligible rollover distributions'' are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to a qualified plan, 403(b), 457 and traditional individual retirement arrangement (IRA). An ''eligible roll-over distribution'' is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

..   hardship withdrawals;

..   certain corrective distributions under Code Section 401(k) plans;

..   loans that are treated as distributions;

..   a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order;

..   a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

..   required minimum distributions under Code Section 401(a)(9).

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an ''eligible rollover distribution,'' we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. You may transfer amounts from other investment options to a GRA at any time. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan or make a hardship or in-service withdrawal. If your plan's assets are transferred to another funding vehicle from the Program or if your plan is terminated, we will continue to hold your money in GRAs until maturity. All such GRAs will be held in the Pooled Trust under the investment-only arrangement. See ''Guaranteed Rate Accounts'' in the prospectus.

We do not permit withdrawals before maturity unless your plan permits them and they are exempt or qualified, as we explain below. You may take exempt withdrawals without penalty at any time. Qualified withdrawals are subject to a penalty. We do not permit qualified withdrawals from a five-year GRA during the first two years after the end of its offering period. This rule does not apply if the amount of the applicable penalty is less than the interest you have accrued. If you have more than one GRA and you are taking a partial withdrawal or installments, we will first use amounts held in your most recently purchased three-year or five-year GRA that is available under the withdrawal rules for exempt and qualified withdrawals.

EXEMPT WITHDRAWAL. Amounts may be withdrawn without penalty from a GRA prior to its maturity if:

..   you are a professional age 59 1/2 or older and you elect an installment payout of at least three years or an annuity benefit;

..   you are not a professional and you attain age 59 1/2 or terminate employment;

..   you are disabled;

..   you attain age 70 1/2; or

..   you die.

If you are a participant under a plan which was adopted by an employer which is not a member of a professional association which makes the Program available as a benefit of membership, the above rules will be applied substituting the term ''highly compensated'' for ''professional'' and ''non-highly compensated'' for ''not a professional.'' For this purpose, ''highly compensated'' shall have the meaning set forth under ''Provisions of the Plans--Contributions to the Plans'' later in this SAI.

QUALIFIED WITHDRAWAL. You may withdraw amounts with a penalty from a GRA prior to its maturity if you are a professional and are taking payments upon retirement after age 59 1/2 under a distribution option of less than three years duration. The interest paid to you upon withdrawal will be reduced by an amount calculated as follows:

(i)the amount by which the three-year GRA rate being offered on the date of withdrawal exceeds the GRA rate from which the withdrawal is made, times;

(ii)the years and/or fraction of a year until maturity, times; and

(iii)the amount withdrawn from the GRA.

We will make this calculation based on GRA rates without regard to deductions for the applicable Program expense charge. If the three-year GRA is not being offered at the time of withdrawal, the adjustment will be based on then current rates on U.S. Treasury notes or for a comparable option under the Program.

The interest rate adjustment will not reduce your proceeds below your contribution(s) to the GRA from which the withdrawal is taken plus interest of 1% per year. We make no adjustment if the current three-year GRA rate is equal to or less than the rate for the GRA from which we make the qualified withdrawal. We calculate a separate adjustment for each GRA. If the interest accumulated in one GRA is insufficient to recover the amount calculated under the formula, we will not deduct the excess from interest accumulated in any other GRAs of the same duration.

Example: You contribute $1,000 to a three-year GRA on January 1 with a rate of 4%. Two years later you make a qualified withdrawal. Your GRA balance is $1,082. The current GRA rate is 6%; (i) 6%-4%=2%, (ii) 2% X 1 year=2%, (iii) 2%
X $1,082=$21.64. The withdrawal proceeds would be $1,082-$21.64=$1,060.36.

MATURING GRAS. Your confirmation notice lists the maturity date for each GRA you hold.

You may arrange in advance for the reinvestment of your maturing GRAs by using AIMS or accessing the website on the Internet. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.)

..   The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

..   You may have different instructions for your GRAs attributable to employer contributions than for your GRAs attributable to employee contributions.

..   If you did not provide GRA maturity instructions, your maturing GRAs will be allocated to the AXA Moderate Allocation Portfolio.

PROVISIONS OF THE PLANS

PLAN ELIGIBILITY REQUIREMENTS. Under the Plans, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed
21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.


The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor (''DOL'') rules generally require that the employer contribute participants' salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.


If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE PLANS. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts either of the Plans as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.


A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on
(a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a non-forfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).


A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis ''Roth 401(k)'' option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.


For 2012, a ''highly compensated'' employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $115,000 from the business. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $17,000 for 2012 reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred
Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2012 is $11,500.

The additional ''catch-up'' elective deferral for 2012 is up to $5,500 which can be made by any employees who are at least age 50 at any time during 2012.


Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and
(b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.

If the employer adopts the Members Retirement Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.


Under any type of plan, an employer must disregard compensation in excess of $250,000 in 2012 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The Federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2012, ''key employee'' means (a) an officer of the business with earnings of more than $165,000 or (b) an owner of more than 5% of the business, or (c) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.


Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only ''highly compensated'' employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that are based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.


Contributions (including forfeiture amounts) for each participant in 2012 may not exceed the lesser of (a) $50,000 and (b) 100% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.

Each participant's Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his/her Account Balance attributable to employer contributions and employer matching contributions.


The participant will receive quarterly notices and confirmation of certain transactions. The participant will also receive an annual statement showing the participant's Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or
(b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plan Document, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to the state income tax.

ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Account Investment Management System (''AIMS'') or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer con- tributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral). IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE AXA MODERATE ALLOCATION PORTFOLIO WHICH IS INTENDED TO BE A QUALIFIED DEFAULT INVESTMENT ATERNATIVE UNDER DOL REGULATIONS. You may, of course, transfer to another investment option at any time, and provide us with contribution allocation instructions for future contributions.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan's fiduciary will not be subject to fiduciary liability under ERISA if the Plan's fiduciary makes investments in default investment options in accordance with rules provided by the DOL. DOL has published final regulations that, consistent with the Pension Protection Act of 2006, instruct the Plan sponsors that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan's fiduciary, the fiduciary must select qualified default investment alternatives as defined in the regulations and the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

THE PLANS AND SECTION 404(C) OF ERISA. The Plans are participant directed individual account plans designed to comply with the requirements of
Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor (DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

Plans intending to comply with Section 404(c) must, among other things,
(a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the Plans provide the broad range of investment choices and information needed in order to meet the requirements of Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.


VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the Plans. If a participant is ''vested,'' the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is non-forfeitable at all times.


A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the Plans unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

---------------------------------------------------------------------------------------------------------------------------------
                                 SCHEDULE A                SCHEDULE B                SCHEDULE C                SCHEDULE E
---------------------------------------------------------------------------------------------------------------------------------
        YEARS OF                   VESTED                    VESTED                    VESTED                    VESTED
        SERVICE                  PERCENTAGE                PERCENTAGE                PERCENTAGE                PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------------
           1                           0%                       0%                        0%                      100%
           2                        100                        20                         0                       100
           3                        100                        40                       100                       100
           4                        100                        60                       100                       100
           5                        100                        80                       100                       100

           6                        100                       100                       100                       100
---------------------------------------------------------------------------------------------------------------------------------

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule E.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year ''graded vesting'' schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

None of the AllianceBernstein Mid Cap Growth, AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will:

..   trade in foreign exchanges (except the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio;

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

The AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will not make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Growth Equity Fund will not purchase or write puts and calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment techniques may be used by the AllianceBernstein Balanced Fund:


Mortgage-related securities -- The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and nonagency fixed, ARM and hybrid pass throughs, agency and non-agency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or ''GNMA''), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (''FNMA'') or the Federal Home Loan Mortgage Corporation (''FHLMC''), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized Mortgage Obligations -- The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (''CMOs''). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-though securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.


Asset-Backed Securities -- The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-U.S. Debt -- The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Hedging Transactions -- The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.


Zero-Coupon Bonds -- The AllianceBernstein Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change.


Repurchase Agreements -- Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or ''primary dealers'' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Invest-ments may be made in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the United States Government, its agencies or instrumentalities.

Foreign Currency Forward Contracts -- The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

INVESTMENT RESTRICTIONS AND CERTAIN INVESTMENT TECHNIQUES APPLICABLE TO THE ALLIANCEBERNSTEIN GROWTH EQUITY, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

For an explanation of the investment restrictions applicable to all funds other than the AllianceBernstein Growth Equity Fund, the Alli-anceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund, see ''Investment Restrictions'' in the applicable Trust Statement of Additional Information.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS


It is the policy of the Pooled Separate Accounts (the ''Separate Accounts'') to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 15 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contract-holders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient not to trade on the non-public information. Neither AXA Equitable nor its investment advisor, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have on-going arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for on-going disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. We will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.


FUND TRANSACTIONS


The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for securities brokers' commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by AllianceBernstein L.P. (''AllianceBernstein''). For 2011, 2010 and 2009, the AllianceBernstein Growth Equity Fund paid $813, $4,537 and $39,453, respectively, in brokerage commissions; the AllianceBernstein Mid Cap Growth Fund paid $30,343, $32,947 and $47,190, respectively, in brokerage commissions; and the AllianceBernstein Balanced Fund paid $10,568, $14,764 and $18,835, respectively, in brokerage commissions.


AllianceBernstein seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein and AXA Equitable. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as ''low touch'' trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access
(DMA) options, in which orders are placed directly with market centers, such as NASDAQ or

Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

AllianceBernstein also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.


Brokers who provide research services may charge somewhat higher commissions than those who do not. However, AllianceBernstein selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the AllianceBernstein Growth Equity, AllianceBernstein Mid/Cap Growth and AllianceBernstein Balanced Funds during 2011, $0, $20,861 and $4,419, respectively, were paid to brokers providing research services on transactions of $34,018,380, $71,089,275 and $68,597,019, respectively.


AllianceBernstein periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts AllianceBernstein manages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by AllianceBernstein. AllianceBernstein has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that AllianceBernstein will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. AllianceBernstein may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

Research information obtained by AllianceBernstein may be used in servicing all accounts under their management, including AXA Equitable's accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), AllianceBernstein seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, AllianceBernstein may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or AllianceBernstein may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts AllianceBernstein manages, we or Alliance-Bernstein may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust, see the statement of additional information for each Trust for information concerning the portfolio transactions of the Portfolios.

INVESTMENT MANAGEMENT AND ACCOUNTING FEE


The table below shows the investment management and financial accounting fees paid under the Program during each of the last three years. See ''Fee table''
section in the prospectus.



-------------------------------------------------
FUND                     2011     2010     2009
-------------------------------------------------
AllianceBernstein
  Growth Equity        $ 86,364 $ 81,745 $ 75,582
-------------------------------------------------
AllianceBernstein Mid
  Cap Growth           $139,389 $112,018 $ 82,728
-------------------------------------------------
AllianceBernstein
  Balanced             $129,323 $129,743 $118,006
-------------------------------------------------

PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN GROWTH EQUITY FUND, ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND ALLIANCEBERNSTEIN BALANCED FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.


---------------------------------------------------------------------------------------------
          ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 4 (''FUND'')
                            ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                            INFORMATION AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------


                               (a)(2)For each person identified in column (a)(1), the number of other accounts of the Adviser managed by the person
                                     within each category below and the total assets in the
                                     accounts managed within each category below
                               --------------------------------------------------------------
                                 Registered               Other Pooled
                                 Investment                Investment           Other
                                  Companies                 Vehicles          Accounts
                               --------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number          Total     Number   Total    Number   Total
        of the Adviser named      of            Assets      of     Assets     of     Assets
        in the prospectus      Accounts         ($MM)    Accounts  ($MM)   Accounts  ($MM)
---------------------------------------------------------------------------------------------
Judith A. DeVivo                  17            16,161      10      596       67     16,261
---------------------------------------------------------------------------------------------


                               (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with
                                     respect to which the advisory fee is based on the
                                     performance of the account
                               --------------------------------------------------------------
                                 Registered
                                 Investment              Other Pooled           Other
                                  Companies            Investment Vehicles     Accounts
                               --------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number         Total    Number     Total    Number    Total
        of the Adviser named      of           Assets     of       Assets     of      Assets
        in the prospectus      Accounts        ($MM)    Accounts   ($MM)    Accounts   ($MM)
---------------------------------------------------------------------------------------------
Judith A. DeVivo                  --             --       --         --       --        --
---------------------------------------------------------------------------------------------


For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------------
                                           $10,001- $50,001- $100,001- $500,001 - OVER
PORTFOLIO MANAGER         NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------------
Judith A. DeVivo           X
--------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

Judith A. DeVivo -- Senior Vice President and Senior Portfolio Manager--Blend Solutions

Ms. DeVivo is a Senior Vice President and Senior Portfolio Manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York.


-----------------------------------------------------------------------------------------
        ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 (''FUND'')
                          ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                          INFORMATION AS OF DECEMBER 31, 2011
-----------------------------------------------------------------------------------------


                                  (a)(2)For each person identified in column (a)(1), the
                                        number of other accounts of the Advisor managed by
                                        the person within each category below and the total
                                        assets in the accounts managed within each category
                                        below
                                  ----------------------------------------------------------
                                    Registered               Other Pooled
                                    Investment                Investment         Other
                                     Companies                 Vehicles        Accounts
                                  ----------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number            Total   Number  Total   Number  Total
        of the Adviser named         of              Assets    of    Assets    of    Assets
        in the Fund prospectus    Accounts           ($MM)  Accounts ($MM)  Accounts ($MM)
--------------------------------------------------------------------------------------------
John H. Fogarty                      6               3,314     3       11      12     345
--------------------------------------------------------------------------------------------


                                  (a)(3)For each of the categories in column (a)(2), the
                                        number of accounts and the total assets in the
                                        accounts with respect to which the advisory fee is
                                        based on the performance of the account

                                  --------------------------------------------------------
                                    Registered             Other Pooled
                                    Investment              Investment         Other
                                     Companies               Vehicles         Accounts
                                  --------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number          Total   Number  Total   Number   Total
        of the Adviser named         of            Assets    of    Assets    of     Assets
        in the Fund prospectus    Accounts         ($MM)  Accounts ($MM)   Accounts ($MM)
------------------------------------------------------------------------------------------
John H. Fogarty                      --              --      --      --      --       --
------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see ''Investment professional conflict of interest disclosure'' later in the SAI.

For compensation information, please see ''Portfolio manager compensation'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------
                                        $10,001- $50,001- $100,001- $500,001 - OVER
PORTFOLIO MANAGER      NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------------
John H. Fogarty         X
-----------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal fundamental and quantitative research staff.

John H. Fogarty -- Senior Vice President, US Sector Head and Research Analyst

Mr. Fogarty joined the growth fundamental research team covering consumer stocks in 2007. He began his career at Alliance Capital in 1988 performing quantitative research while attending Columbia. Mr. Fogarty started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. He re-joined the firm in 2006 after spending nearly 3 years as a hedge fund manager at Dialectic Capital and Vardon Partners, respectively. Mr. Fogarty received his BA from Columbia University. CFA Charterholder.
Location: New York


--------------------------------------------------------------------------------------------------
               ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 (''FUND'')
                              ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                               INFORMATION AS OF DECEMBER 31, 2011
--------------------------------------------------------------------------------------------------


                                (a)(2)For each person identified in column (a)(1), the number of other accounts of the Advisor managed by the person within each category below and the total assets in the accounts
                                      managed within each category below
                                -----------------------------------------------------------------
                                  Registered               Other Pooled
                                  Investment                Investment             Other
                                   Companies                 Vehicles            Accounts
                                -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number          Total     Number    Total     Number    Total
        of the Adviser named       of            Assets      of      Assets      of      Assets
        in the prospectus       Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
-------------------------------------------------------------------------------------------------
Alison Martier                     53             9,590      42         190      65       6,026
-------------------------------------------------------------------------------------------------
Joshua Lisser                      17            16,212      10         596      67      16,261
-------------------------------------------------------------------------------------------------
Greg Wilensky                     105            10,841      61         218      68       6,102
-------------------------------------------------------------------------------------------------
Shawn Keegan                       93            10,374      85      14,277     192      58,231
-------------------------------------------------------------------------------------------------


                                (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                      account
                                -------------------------------------------------------------------
                                   Registered                Other Pooled
                                   Investment                 Investment             Other
                                   Companies                   Vehicles             Accounts
                                -------------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number           Total     Number     Total     Number     Total
        of the Adviser named       of             Assets      of       Assets      of       Assets
        in the prospectus        Accounts          ($MM)    Accounts    ($MM)    Accounts    ($MM)
---------------------------------------------------------------------------------------------------
Alison Martier                     --               --        --         --         1         137
---------------------------------------------------------------------------------------------------
Joshua Lisser                      --               --        --         --        --          --
---------------------------------------------------------------------------------------------------
Greg Wilensky                      --               --        --         --         1         137
---------------------------------------------------------------------------------------------------
Shawn Keegan                       --               --        --         --         4       2,486
---------------------------------------------------------------------------------------------------


For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------------------
                                                 $10,001- $50,001- $100,001- $500,001 - OVER
PORTFOLIO MANAGER             NONE    $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------------------
Alison Martier                 X/(1)/
--------------------------------------------------------------------------------------------------
Joshua Lisser                  X
--------------------------------------------------------------------------------------------------
Shawn Keegan                   X
--------------------------------------------------------------------------------------------------
Greg Wilensky                  X
--------------------------------------------------------------------------------------------------

(1) Alison Martier does not own any shares in the Fund. While there are no insurance products ownership to report, Ms. Martier participates in the AXA Equitable Savings and Investment Plan and owns shares as follows:
     13,339.6006 shares in the AXA Target 2020.

AllianceBernstein Balanced Fund, Separate Account No. 10 (''Fund'') is managed by the following team members:

Alison M. Martier -- Senior Vice President and Senior Portfolio Manager

Ms. Martier is a Senior Portfolio Manager and a member of the Rates & Currencies Research Review Team. She also serves as Director of the Fixed Income Senior Portfolio Manager Team. Prior to assuming her current role, Ms Martier served as Director of our US Core Fixed Income service from 2002 to 2007. She remains a member of the US Core Portfolio Management team.
Ms. Martier joined the firm in 1993 from Equitable Capital. She joined Equitable as a trader in 1979 and has been a portfolio manager since 1983. Ms. Martier holds a BA from Northwestern University and an MBA from New York University's Graduate School of Business Administration. CFA Charterholder.
Location: New York

Joshua B. Lisser -- Chief Investment Officer -- Structured Equities

Mr. Lisser is the CIO-Structured Equities and is a member of the Blend Strategies team. He joined the firm in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining Alliance Capital, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies. Mr. Lisser received a BA from the State University of New York at Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.
Location: New York

Dokyoung Lee -- Director of Research -- Blend Strategies

Mr. Lee was appointed Director of Research in June 2008, in addition to his responsibilities as senior portfolio manager, a position he has held since 2005. From 2001 to 2005, Mr. Lee served on the Japan Value Investment Policy Group as a senior portfolio manager and senior quantitative analyst. Mr. Lee joined AllianceBernstein in 1994 as a quantitative analyst working on the US Small Cap Value team, and was named a portfolio manager for Emerging Markets Value in 1997. Previously, Mr. Lee was a consultant with Andersen Consulting and KPMG Peat Marwick. He earned a BSE from Princeton University. CFA Charterholder. Location: London

Shawn Keegan -- Vice President and Portfolio Manager

Mr. Keegan is the credit specialist for AllianceBernstein's multi-sector strategies. He is a member of the firm's Credit Research Review Team as well as the Credit and US Core Fixed Income Portfolio Management Teams. He joined the firm in 1993 as a portfolio assistant. He spent a year at Aladdin Capital as a trader before joining the US Core Fixed Income Team in early 2001. He holds a BS in Finance from Siena College. Location: New York

Greg Wilensky -- Senior Vice President and Portfolio Manager -- US Core and Absolute Return

Mr. Wilensky is a member of the US Core and Absolute Return teams and also manages US Inflation-Linked Securities portfolios. In addition, Mr. Wilensky has been responsible for the firm's stable value business since 1998. Prior to joining AllianceBernstein as a portfolio manager in 1996, Mr. Wilensky was a treasury manager in the corporate finance group at AT&T Corp. He earned a BS in Business Administration from Washington University and an MBA from the University of Chicago. Member of the New York Society of Security Analysts. CFA Charterholder. Location: New York

Seth Masters -- Chief Investment Officer -- Blend Strategies & Defined Contribution

Mr. Masters is CIO -- AllianceBernstein Blend Strategies & Defined Contribution, having reassumed the role of CIO Blend Strategies in February 2009. He had previously held the position from the inception of the firm's Blend services in 2002 through June 2008, guiding them from creation to leading forces in the style-blend space. Seth has throughout remained a member of the Blend investment team. In June 2008, Mr. Masters was appointed to head up the newly formed Defined Contribution business unit, and he will continue his oversight of our firm's services in this area. He is also responsible for overseeing research on liability-driven investing, portable alpha, and risk mitigation strategies. Mr. Masters serves on AllianceBernstein's Management Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1994 and 2002, Mr. Masters was Chief Investment Officer for Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering banks, insurance companies, and other financial firms. Over the years, Mr. Masters has published numerous articles, including ''Is There a Better Way to Rebalance?,''''Emerging Markets: Managing the Impact of High Costs,''''After the Fall: The Case for Emerging Markets Revisited,'' and more recently ''Is there a better way to fix benchmarks'' and ''The future of Defined Contribution Pension Plans.'' Prior to AllianceBernstein, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He earned a BA from Princeton University and an MPhil in economics from Oxford University. Location: New York

Judith A. DeVivo -- Senior Portfolio Manager -- Index Strategies

Ms. DeVivo is a senior vice president and senior portfolio manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York

Rajen Jadav -- Vice President and Portfolio Manager

Mr. Jadav is currently a portfolio manager in the Global Fixed Income team. Prior to joining the team, he managed several tax-exempt money market funds in the Money Market group. Prior to joining the firm, Mr. Jadav was a fund accountant at Bankers Trust. Mr. Jadav holds a MA from New York University in Economics and a BS from SUNY at Stony Brook in Business Management and Economics. CFA Charterholder. Location: New York

Patrick Rudden -- Head -- Blend Strategies

Mr. Rudden was appointed Head -- Blend Strategies in 2009. Prior to this appointment, he was Head of Institutional Investment Solutions within the Blend team. In addition, for over eight years Mr. Rudden served as a Senior Portfolio Manager for our Value Equities services, having joined the firm in 2001.
Mr. Rudden has published numerous articles and research papers including, ''What It Means to be a Value Investor'', ''An Integrated Approach to Asset Allocation" (with Seth Masters) and ''Taking the Risk out of Defined Benefit Pension Plans: The Lure of LDI'' (with Drew Demakis). Previously, Mr. Rudden was a managing director and head of global equity research at BARRA RogersCasey, an investment-consulting firm. Mr. Rudden earned an MA from Oxford University and an MBA from Cornell University. He is a CFA charterholder.
Location: London

Karen Watkin -- Portfolio Manager -- Index Strategies

Ms. Watkin is a vice president and portfolio manager for the Blend Strategies group. Prior to this appointment in June 2008 she was Manager of the Blend and Value Portfolio Management Group (PMG) in London from 2006. She joined the firm in 2003 as an Associate Portfolio Manager for the Value Equities business and in 2005 she joined the Blend Strategies group to set up the PMG in London to support the fast growing Blend business. Prior to joining AllianceBernstein
Ms. Watkin worked as a Management Consultant in the Capital Markets group of Accenture for 3 years where she focused on a number of strategic front-office initiatives at top tier investment banks. She holds a B.A. in Economics with European Study from Exeter University and is a CFA Charterholder. Location:
London

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE


As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.


(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.


(iii)Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Awards Plan (''deferred awards''): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS

Employees of AXA Equitable perform all marketing and service functions under the contract. AXA Equitable pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


JPMorgan Chase Bank, N.A. is the custodian for the shares of the Investment Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Investment Trusts owned by Separate Account No. 66.

The financial statements of each Separate Account at December 31, 2011 and for each of the two years in the period ended December 31, 2011, and the consolidated financial statements of AXA Equitable at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

OUR MANAGEMENT

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.




 DIRECTORS



-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life and MONY America (since July
AXA                                    2004); Director of AXA Equitable (since September
25, Avenue Matignon                    1993); Chairman of the Board of AXA Financial
75008 Paris, France                    (since April 1998); Vice Chairman (February 1996
                                       to April 1998). Chairman and Chief Executive
                                       Officer of AXA since April 2010; prior thereto,
                                       Chairman of the Management Board (May 2000 to
                                       April 2010) and Chief Executive Officer of AXA
                                       (January 2000 to May 2002); Vice Chairman of
                                       AXA's Management Board (January 2000 to May
                                       2001). Director or officer of various
                                       subsidiaries and affiliates of the AXA Group.
                                       Director of AllianceBernstein Corporation, the
                                       general partner of AllianceBernstein Holding and
                                       AllianceBernstein. A former Director of
                                       Donaldson, Lufkin and Jenrette ("DLJ") (July 1993
                                       to November 2000).
-----------------------------------------------------------------------------------------

Denis Duverne                          Director, MONY Life and MONY America (since July
AXA                                    2004); Director of AXA Equitable (since February
25, Avenue Matignon                    1998). Member of AXA's Board of Directors and
75008 Paris, France                    Deputy Chief Executive Officer (since April
                                       2010); prior thereto, Member of the AXA
                                       Management Board (February 2003 to April 2010)
                                       and Chief Financial Officer (May 2003 through
                                       December 2009), prior thereto, Executive Vice
                                       President, Finance, Control and Strategy, AXA
                                       (January 2000 to May 2003); prior thereto Senior
                                       Executive Vice President, International
                                       (US-UK-Benelux) AXA (January 1997 to January
                                       2000); Member of the AXA Executive Committee
                                       (since January 2000); Director, AXA Financial
                                       (since November 2003), AllianceBernstein (since
                                       February 1996) and various AXA affiliated
                                       companies. Former Director of DLJ (February 1997
                                       to November 2000).
-----------------------------------------------------------------------------------------

Ramon de Oliveira                      Director of AXA Financial, AXA Equitable, MONY
Investment Audit Practice, LLC         Life and MONY America since May 2011. Since April
70 South Fifth Street                  2010, Mr. de Oliveira has been a member of AXA's
Park Ridge, NJ 07656                   Board of Directors, where he serves on the
                                       Finance Committee (Chair) and Audit Committee,
                                       and from April 2009 to May 2010, he was a member
                                       AXA's Supervisory Board. He is currently the
                                       Managing Director of the consulting firm
                                       Investment Audit Practice, LLC, based in New
                                       York, NY. From 2002 and 2006, Mr. de Oliveira was
                                       an adjunct professor of Finance at Columbia
                                       University. Prior thereto, starting in 1977, he
                                       spent 24 years at JP Morgan & Co. where he was
                                       Chairman and Chief Executive Officer of JP Morgan
                                       Investment Management and was also a member of
                                       the firm's Management Committee since its
                                       inception in 1995. Upon the merger with Chase
                                       Manhattan Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co. asked to join
                                       the Executive Committee of the new firm with
                                       operating responsibilities. Mr. de Oliveira is
                                       currently a member of the Board of Directors of
                                       Investment Audit Practice, LLC, the Kauffman
                                       Foundation, Fonds de Dotation du Louvre,
                                       Tattinger-Kobrand, Quilvest SA and The Red Cross.
                                       Previously he was a Director of JP Morgan Suisse,
                                       American Century Company, Inc., SunGard Data
                                       Systems and The Hartford Insurance Company.
-----------------------------------------------------------------------------------------

Andrew J. McMahon                      Director (since May 2011) and President (since
                                       January 2011), AXA Equitable and AXA Equitable
                                       Financial Services, LLC; prior thereto, Senior
                                       Executive Vice President and President, Financial
                                       Protection and Wealth Management (January 2010 to
                                       January 2011); Executive Vice President
                                       (September 2005 to January 2010); Senior Vice
                                       President (March 2005 to September 2005).
                                       Director (since May 2011), Senior Executive Vice
                                       President (since February 2011) and President,
                                       Financial Protection and Wealth Management (May
                                       2010 to January 2011), AXA Financial, Inc.; prior
                                       thereto, President [on an interim basis] (January
                                       2011 to February 2011). Director (since May 2011)
                                       and President (since January 2011), MONY Life and
                                       MONY America; prior thereto, Senior Executive
                                       Vice President and President, Financial
                                       Protection and Wealth Management (May 2010 to
                                       January 2011); Executive Vice President
                                       (September 2005 to May 2010); Director (since
                                       February 2008), Financial Marketing Agency, Inc.
                                       Director and Chief Financial Protection & Wealth
                                       Management Officer (since March 2010), AXA
                                       Distributors, LLC. Director (since March 2010)
                                       and Member of the Audit Committee (since June
                                       2010), U.S. Financial Life Insurance Company.
                                       Director (since February 2007, Chairman of the
                                       Board (since July 2007) and Chief Financial
                                       Protection & Wealth Management Officer (since
                                       March 2010), AXA Advisors, LLC. Director (since
                                       December 2005) and Chairman of the Board (since
                                       July 2007), AXA Network, LLC.
-----------------------------------------------------------------------------------------

 DIRECTORS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Danny L. Hale                          Director of AXA Financial, AXA Equitable, MONY
900 20th Avenue South, Unit 1411       Life and MONY America since May 2010. From
Nashville, TN 37212                    January 2003 to March 2008, served as Senior Vice
                                       President and Chief Financial Officer of The
                                       Allstate Corporation. Prior to joining The
                                       Allstate Corporation in January 2003, Executive
                                       Vice President and Chief Financial Officer of the
                                       Promus Hotel Corporation until its acquisition by
                                       the Hilton Hotels Group in 1999. Executive Vice
                                       President and Chief Financial Officer of USF&G
                                       Corporation from 1993 to 1998.
-----------------------------------------------------------------------------------------

Richard C. Vaughan                     Director of AXA Financial, AXA Equitable, MONY
764 Lynnmore Lane                      Life and MONY America since May 2010. Executive
Naples, FL 34108                       Vice President and Chief Financial Officer of
                                       Lincoln Financial Group (1995 to May 2005); prior
                                       thereto, Chief Financial Officer (June 1992 to
                                       1995); Senior Vice President and Chief Financial
                                       Officer of Employee Benefits Division (July 1990
                                       to 1995). Member of the Board of Directors of
                                       MBIA Inc, serving on the Audit Committee (Chair),
                                       Compensation and Governance Committee and
                                       Executive Committee.
-----------------------------------------------------------------------------------------

Charlynn Goins                         Director of AXA Financial, Inc., AXA Equitable,
30 Beekman Place                       MONY Life and MONY America (since September
Apt. 8A                                2006). Chairman of the Board (Distribution
New York, NY 10022                     Committee) of The New York Community Trust (since
                                       July 2008); prior thereto, Vice Chairman of the
                                       Board (Distribution Committee) of The New York
                                       Community Trust (June 2008 to July 2008).
                                       Formerly, Chairperson of the Board of the New
                                       York City Health and Hospitals Corporation (June
                                       2004 to September 2008). Prior thereto,
                                       Independent Trustee of the Mainstay Funds, c/o
                                       New York Life Insurance Company's family of
                                       mutual funds (March 2001 to July 2006). Member of
                                       the Distribution Committee of The New York
                                       Community Trust (since 2002); a former member of
                                       the Board of Trustees of the Brooklyn Museum;
                                       Member of the Council on Foreign Relations (since
                                       1991). Member of the Board of Directors of Fannie
                                       Mae (since December 2008).
-----------------------------------------------------------------------------------------

Anthony J. Hamilton                    Director of AXA Financial, Inc. (since December
AXA UK plc                             1995). Director of AXA Equitable, MONY Life and
5 Old Broad Street                     MONY America (since May 2006). Non-executive
London, England EC2N 1AD               Chairman of AXA UK plc (since 1997). Prior
                                       thereto, Chief Executive Officer (1978 to October
                                       2002) and Director (March 1978 to December 2004)
                                       of Fox-Pitt, Kelton Group Limited. Currently,
                                       Chairman of the Remuneration and Nomination
                                       Committee of AXA UK plc; Member of AXA's Board of
                                       Directors since April 2010 and is currently
                                       Chairman of AXA's Audit Committee and a Member of
                                       AXA's Compensation and Human Resources Committee;
                                       prior thereto, Member of the Supervisory Board
                                       and Chairman of the Audit Committee and Member of
                                       the Compensation Committee of AXA (1997 to April
                                       2010); Former Director of Binley Limited (1994 to
                                       2009); Director of TAWA plc (since 2004); Former
                                       Member of the Board of Governors of Club de Golf
                                       Valderrama (2006 to 2011).
-----------------------------------------------------------------------------------------

Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA Equitable,
The New York Community Trust           MONY Life and MONY America (since September
909 Third Avenue                       2006). President of The New York Community Trust
New York, NY 10022                     (since 1990). Prior thereto, Executive Vice
                                       President of The New York Community Trust (1987
                                       to 1990). Director and Chairperson of Corporate
                                       Governance Committee and Member of Executive and
                                       Compensation Committees of AllianceBernstein
                                       Corporation (since July 2002); Former Director
                                       and Chairman of the Board of BoardSource,
                                       Co-Chairperson of Panel on the Nonprofit Sector,
                                       Trustee of The New School University. Chairman of
                                       the Board of Governors of the Milano School of
                                       Management & Urban Policy (The New School) (since
                                       September 2003).
-----------------------------------------------------------------------------------------

Ezra Suleiman                          Director of AXA Financial, Inc., AXA Equitable,
Princeton University                   MONY Life and MONY America (since May 2006).
Corwin Hall                            Professor of Politics and IBM Professor of
Princeton, NJ 08544                    International Studies. Formerly, Director,
                                       Program in European Studies at Princeton
                                       University (September 1979 to 2008). Currently a
                                       member of AXA's Board of Directors since April
                                       2010; prior thereto, Member of AXA's Supervisory
                                       Board (April 2003 to April 2010). Currently,
                                       President of the Advisory Board of Institut
                                       Montaigne; Member of the Editorial Board of
                                       Comparative Politics, Editorial Committee of La
                                       Revue des Deux Mondes and Politique Americaine;
                                       Member of HEC International Advisory Board;
                                       Chairman of the Scientific Board of AXA.
-----------------------------------------------------------------------------------------

Peter S. Kraus                         Director of AXA Financial, Inc., AXA Equitable,
AllianceBernstein Corporation          MONY Life and MONY America (since February 2009).
1345 Avenue of the Americas            Director, Chairman of the Board and Chief
New York, NY 10105                     Executive Officer of AllianceBernstein
                                       Corporation (since December 2008). Prior thereto,
                                       Executive Vice President of Merrill Lynch & Co.
                                       (September 2008 to December 2008). Prior thereto,
                                       Co-Head, Investment Management Division of
                                       Goldman Sachs Group, Inc. (March 1986 to March
                                       2008); also held the following positions: Co-Head
                                       of the Financial Institutions Group Tokyo
                                       (1990-1996). Currently, Director of Keewaydin
                                       Camp; Chairman of the Investment Committee of
                                       Trinity College; Chairman of the Board of
                                       California Institute of the Arts; and Co-Chair of
                                       Friends of the Carnegie International.
-----------------------------------------------------------------------------------------

 OFFICERS -- DIRECTORS
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011), President and
                                       Chief Executive Officer (since February 2011),
                                       AXA Financial. Chairman of the Board and Chief
                                       Executive Officer (since February 2011) and
                                       Director (since January 2011), AXA Equitable, AXA
                                       Equitable Financial Services, LLC, MONY Life and
                                       MONY America. Member of AXA's Management and
                                       Executive Committees (since 2008). President and
                                       Chief Executive Officer of AXA Japan (2008 to
                                       January 2011). Director, Representative Executive
                                       Officer, President and Chief Executive Officer
                                       (June 2010 to February 2011), AXA Japan Holding
                                       Co., Ltd and AXA Life Insurance Co., Ltd.
                                       (concurrently); prior thereto, Representative
                                       Director, President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional Chief
                                       Executive Officer, Life, AXA Asia Life and AXA
                                       Asia Pacific Holdings Limited (concurrently)
                                       (October 2001 to June 2008). Director and
                                       President (since January 2011), AXA America
                                       Holdings, Inc. Director (since February 2011),
                                       AllianceBernstein Corporation.
-----------------------------------------------------------------------------------------
 OTHER OFFICERS
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Salvatore Piazzolla                    Senior Executive Vice President (since March
                                       2011), AXA Financial, Inc., AXA Equitable
                                       Financial Services, LLC, AXA Equitable, MONY Life
                                       and MONY America. Senior Executive Vice
                                       President, Head of Human Resources (2005 to
                                       February 2011), UniCredit Group. Vice President,
                                       Human Resources (2001 to 2004), General Electric.
                                       Director (since March 2011), MONY Assets Corp.
-----------------------------------------------------------------------------------------

Bertrand Poupart-Lafarge               Executive Vice President, Chief Investment
                                       Officer and Treasurer (since November 2011), AXA
                                       Financial, Inc., AXA Equitable Financial
                                       Services, LLC, AXA Equitable, MONY Life and MONY
                                       America. Executive Vice President and Chief
                                       Financial Officer, AXA Canada (April 2010 through
                                       October 2011. Chief Account Officer, AXA France
                                       (1997 to March 2010). Corporate Finance Analyst,
                                       AXA Real Estate (1996 to 1997). Foreign Exchange
                                       Desk, Sales, Morgan Stanley (1993 to 1996).
                                       Director, Executive Vice President, Chief
                                       Investment Officer, Treasurer and Member of Audit
                                       Committee (since December 2011), AXA Equitable
                                       Life and Annuity Company and U.S. Financial Life
                                       Insurance Company. Executive Vice President and
                                       Treasurer (since December 2011), AXA America
                                       Holdings, Inc.
-----------------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Vice President (since September 2011),
                                       AXA Equitable Financial Services, LLC, AXA
                                       Equitable, MONY Life and MONY America. Prior
                                       thereto, Senior Vice President (May 2008 to
                                       September 2011); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008). From 1989 to
                                       1996, managed financial and operational audits of
                                       large life insurance companies at
                                       PricewaterhouseCoopers LLP.
-----------------------------------------------------------------------------------------

Dave S. Hattem                         Senior Vice President (September 1999 to present)
                                       and General Counsel (February 2010 to present) of
                                       AXA Equitable and AXA Equitable Financial
                                       Services, LLC; prior thereto, Senior Vice
                                       President (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February 2010),
                                       Associate General Counsel (September 1999 to May
                                       2004). Senior Vice President and Deputy General
                                       Counsel of AXA Financial, Inc. (September 2008 to
                                       present). Senior Vice President and Deputy
                                       General Counsel of MONY Life, MONY America and
                                       MONY Financial Services, Inc. (July 2004 to
                                       present). Senior Vice President (since August
                                       2008) and General Counsel (since December 2010)
                                       of AXA Equitable Life and Annuity Company. Prior
                                       thereto, Senior Vice President and Deputy General
                                       Counsel (August 2008 to December 2010).
-----------------------------------------------------------------------------------------

Karen Field Hazin                      Vice President, Secretary and Associate General
                                       Counsel (since June 2005), MONY Life, MONY
                                       America and AXA Equitable Financial Services,
                                       LLC. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable;
                                       prior thereto, Counsel (April 2005 to June 2005),
                                       Assistant Vice President and Counsel (December
                                       2001 to June 2003), Counsel (December 1996 to
                                       December 2001). Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA
                                       Financial, Inc. Vice President and Secretary
                                       (since September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable
                                       Life and Annuity Company. Vice President,
                                       Secretary and Associate General Counsel (since
                                       June 2005), AXA Distribution Holding Corporation.
-----------------------------------------------------------------------------------------

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------

Charles A. Marino                      Executive Vice President (since September 2006)
                                       and Chief Actuary (since September 2005), AXA
                                       Equitable and AXA Equitable Financial Services,
                                       LLC, prior thereto, Senior Vice President
                                       (September 2000 to September 2006), Actuary (May
                                       1998 to September 2005), Vice President (May 1998
                                       to September 2000), Assistant Vice President
                                       (October 1991 to May 1998); Executive Vice
                                       President (since September 2006) and Chief
                                       Actuary (since September 2005), MONY Life and
                                       MONY America, prior thereto, Senior Vice
                                       President (July 2004 to September 2006);
                                       Executive Vice President (since September 2006)
                                       and Chief Actuary (since September 2005), prior
                                       thereto, Senior Vice President (September 2000 to
                                       September 2006), Actuary (September 1999 to
                                       September 2005). Director and Vice President
                                       (since December 2003), AXA Financial (Bermuda)
                                       Ltd. Director (since December 2006), President,
                                       Chief Executive Officer and Chief Financial
                                       Officer (since March 2010), AXA Equitable Life
                                       and Annuity Company; prior thereto, Senior Vice
                                       President and Appointed Actuary (May 2007 to
                                       March 2010). Director (since May 2007), President
                                       (since January 2008), Chief Executive Officer and
                                       Chief Financial Officer (since March 2010), U.S.
                                       Financial Life Insurance Company; prior thereto,
                                       Senior Vice President (December 2004 to January
                                       2008) and Chief Actuary (August 2006 to January
                                       2008). Senior Vice President and Actuary (since
                                       April 2004). Director (since May 2007), Financial
                                       Marketing Agency, Inc.
-----------------------------------------------------------------------------------------

Kevin E. Murray                        Executive Vice President and Chief Information
                                       Officer (February 2005 to November 2010) of MONY
                                       Life and MONY America. Executive Vice President
                                       (since February 2005) and Chief Information
                                       Officer (February 2005 to November 2010); prior
                                       thereto, Senior Vice President (September 2004 to
                                       February 2005) AXA Equitable. Senior Vice
                                       President (September 2004 to February 2005) of
                                       AXA Equitable Financial Services, LLC. Senior
                                       Vice President / Group Chief Information Officer
                                       (1996 to September 2004) of AIG.
-----------------------------------------------------------------------------------------

Anthony F. Recine                      Senior Vice President, Chief Compliance Officer
                                       (February 2005 to present) and Deputy General
                                       Counsel (February 2010 to present) of MONY Life
                                       and MONY America. Senior Vice President, Chief
                                       Compliance Officer (February 2005 to present),
                                       and Deputy General Counsel (February 2010 to
                                       present) AXA Equitable and AXA Equitable
                                       Financial Services, LLC, prior thereto, Senior
                                       Vice President, Chief Compliance Officer and
                                       Associate General Counsel (February 2005 to
                                       February 2010), AXA Equitable and AXA Equitable
                                       Financial Services, LLC, Vice President, Deputy
                                       General and Chief Litigation Counsel (2000 to
                                       February 2005) of The MONY Group; prior thereto,
                                       Vice President and Chief Litigation Counsel (1990
                                       to 2000).
-----------------------------------------------------------------------------------------

Mary Fernald                           Senior Vice President and Chief Underwriting
                                       Officer of AXA Equitable, AXA Equitable Financial
                                       Services, LLC, MONY Life and MONY America
                                       (September 2008 to present); Senior Vice
                                       President, Chief Underwriter of Scottish Re (2000
                                       to September 2008).
-----------------------------------------------------------------------------------------

Nicholas B. Lane                       Senior Executive Vice President and President,
                                       Retirement Savings (since February 2011), AXA
                                       Financial, Inc., AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY
                                       America. Director and Member of the Audit
                                       Committee (since February 2011), U.S. Financial
                                       Life Insurance Company and AXA Equitable Life and
                                       Annuity Company. Director and Chief Retirement
                                       Savings Officer (since February 2011), AXA
                                       Advisors, LLC. Director (since November 2008) and
                                       Member of the Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company. Director,
                                       Chairman of the Board, President, Chief Executive
                                       Officer and Chief Retirement Savings Officer
                                       (since February 2011), AXA Distributors, LLC.
                                       Head of Global Strategy & Business Support and
                                       Development (June 2008 to January 2011), AXA SA.
                                       Senior Vice President of Retail Distribution
                                       Business Platforms (February 2006 to June 2008),
                                       AXA Equitable; prior thereto, Vice President (May
                                       2005 to February 2006).
-----------------------------------------------------------------------------------------

David W. O'Leary                       Executive Vice President (since September 2010),
                                       AXA Equitable, AXA Equitable Financial Services,
                                       LLC, MONY Life and MONY America; prior thereto,
                                       Head of the Financial Protection Unit (July 2010
                                       to September 2010). Executive Vice President and
                                       Chief Operating Officer (September 2006 to June
                                       2010), American General Life Insurance Company.
                                       Senor Vice President (February 2001 to August
                                       2006), Mass Mutual Financial Group.
-----------------------------------------------------------------------------------------

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------

Robert O. (Bucky) Wright               Executive Vice President (since September 2010),
                                       AXA Equitable, AXA Equitable Financial Services,
                                       LLC, MONY Life and MONY America. Director (since
                                       July 2010), Vice Chairman of the Board (since
                                       October 2010) and Chief Sales Officer (since
                                       September 2009), AXA Advisors, LLC. Executive
                                       Vice President (since April 2011) and Chief Sales
                                       Officer (since April 2010), AXA Network, LLC.
                                       Director (since July 2010), MONY Brokerage, Inc.
                                       Director (since July 2004) and Chairman of the
                                       Board (since August 2004), MONY Securities
                                       Corporation. Senior Vice President and Chief
                                       Agency Officer and various positions (1976 to
                                       July 2004), MONY Life.
-----------------------------------------------------------------------------------------

Amy J. Radin                           Senior Executive Vice President and Chief
                                       Marketing Officer (since February 2012), AXA
                                       Financial, Inc., AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY
                                       America. Executive Vice President and Chief
                                       Innovation Officer, E*TRADE (September 2010 to
                                       January 2012); Senior Vice President and Chief
                                       Marketing Officer, Reader's Digest Association
                                       (June 2009 to May 2010); Executive Vice
                                       President, Citigroup (June 2000 to February
                                       2009); Executive Vice President and Chief
                                       Marketing Officer, Dime Bancorp. (July 1998 to
                                       May 2000); Vice President, American Express
                                       (October 1985 to July 1998).
-----------------------------------------------------------------------------------------

                          FINANCIAL STATEMENTS INDEX


The financial statements of AXA Equitable included in this Statement of Additional Information should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Accounts No. 3 (Pooled), 4 (Pooled), 10 (Pooled) and 66 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered, as well as the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts, if applicable.



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PAGE
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS.10 (POOLED),     Report of Independent Registered Public Accounting Firm.........................  FSA-1
4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)      Statement of Assets and Liabilities, December 31, 2010..........................  FSA-2
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2010....................  FSA-3
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2011 and 2010................................................  FSA-4
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2010.....................................  FSA-5
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)       Statement of Assets and Liabilities, December 31, 2010.......................... FSA-15
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2010.................... FSA-16
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2011 and 2010................................................ FSA-17
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2010..................................... FSA-18
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)       Statement of Assets and Liabilities, December 31, 2010.......................... FSA-26
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2010................... FSA-27
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2011 and 2010................................................ FSA-28
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2010..................................... FSA-29
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)      Statements of Assets and Liabilities, December 31, 2010......................... FSA-31
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2010................... FSA-39
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2011 and 2010................................................ FSA-46
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 10 (POOLED), 4  Notes to Financial Statements................................................... FSA-59
(POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE INSURANCE          Reports of Independent Registered Public Accounting Firm........................    F-1
COMPANY
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Balance Sheets as of December 31, 2011 and 2010....................    F-2
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Earnings (Loss), Years
                                      Ended December 31, 2011, 2010 and 2009..........................................    F-3
                                      ---------------------------------------------------------------------------------------
                                      Consolidated and Comprehensive Income (Loss), Years
                                      Ended December 31, 2011, 2010 and 2009..........................................    F-5
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Equity, Years
                                      Ended December 31, 2011, 2010 and 2009..........................................    F-6
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Cash Flows, Years
                                      Ended December 31, 2011, 2010 and 2009..........................................    F-7
                                      ---------------------------------------------------------------------------------------
                                      Notes to Consolidated Financial Statements......................................    F-9
-----------------------------------------------------------------------------------------------------------------------------
                                      The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under Members Retirement
                                      Program as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
-----------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Accounts No. 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position each of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the Separate Variable Investment Options of Separate Account No. 66, of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and the underlying funds' transfer agents, provide a reasonable basis for our opinion.

As discussed in Note 9, the financial statements of Separate Accounts No. 10 (Pooled), 4 (Pooled) and 3 (Pooled) as of and for the periods ended December
31, 2008 through December 31, 2010 have been restated to correct a misstatement.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

                                  FSA-1  e13400

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $18,292,536)....................... $19,089,716
  Preferred Stocks -- at value (cost: $41,460)........................      44,989
  Long-term debt securities -- at value (amortized cost: $11,187,243).  11,493,113
  Short-term debt securities -- at value (amortized cost: $886,379)...     886,379
Cash..................................................................     100,000
Foreign cash (cost: $48,642)..........................................      48,674
Interest and dividends receivable.....................................     410,254
Fees receivable from Contractowners...................................       7,772
                                                                       -----------
   Total assets.......................................................  32,080,897
                                                                       -----------

LIABILITIES:
Payable for investments securities purchased..........................     660,558
Due to AXA Equitable's General Account................................     546,184
Accrued custody and bank fees.........................................      10,675
Administrative fees payable...........................................      20,818
Asset management fee payable..........................................      19,476
Accrued expenses......................................................       2,024
                                                                       -----------
   Total liabilities..................................................   1,259,735
                                                                       -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.......... $30,821,162
                                                                       ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.          108      $23,414.58
RIA...........       15,438          214.40
MRP...........      479,164           51.32
EPP...........        1,820          224.07

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
  Dividend (net of foreign taxes withheld of $32,897)...................................................... $   528,400
  Interest.................................................................................................     479,263
                                                                                                            -----------
   Total investment income.................................................................................   1,007,663
                                                                                                            -----------

EXPENSES (NOTE 7):
  Asset management fees....................................................................................    (149,887)
  Custody and bank fees....................................................................................     (42,774)
  Other operating expense charges..........................................................................      (2,649)
                                                                                                            -----------
   Total expenses..........................................................................................    (195,310)
                                                                                                            -----------

NET INVESTMENT INCOME......................................................................................     812,353
                                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTE 2):
  Net realized gain from investments and foreign currency transactions.....................................   2,131,625
  Change in unrealized depreciation of investments and foreign currency denominated assets and liabilities.  (2,728,215)
                                                                                                            -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS..........................    (596,590)
                                                                                                            -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS...................................................... $   215,763
                                                                                                            ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 2011
                                                                                                            -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income....................................................................................   $    812,353
  Net realized gain on investments and foreign currency transactions.......................................      2,131,625
  Change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets
   and liabilities.........................................................................................     (2,728,215)
                                                                                                              ------------
  Net increase in assets attributable to operations........................................................        215,763
                                                                                                              ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions............................................................................................      2,837,446
  Withdrawals..............................................................................................    (13,172,566)
  Assets management fees (Note 7)..........................................................................       (129,680)
  Administrative fees (Note 7).............................................................................       (273,869)
                                                                                                              ------------

  Net decrease in net assets attributable to contractowner transactions....................................    (10,738,669)
                                                                                                              ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................................    (10,522,906)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD........................     41,344,068
                                                                                                              ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..............................   $ 30,821,162
                                                                                                              ============

                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 2010
                                                                                                              AS RESTATED*
                                                                                                            -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income....................................................................................    $ 1,274,508
  Net realized gain on investments and foreign currency transactions.......................................        713,487
  Change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets
   and liabilities.........................................................................................      1,935,107
                                                                                                               -----------
  Net increase in assets attributable to operations........................................................      3,923,102
                                                                                                               -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions............................................................................................      3,331,173
  Withdrawals..............................................................................................     (5,556,163)
  Assets management fees (Note 7)..........................................................................       (157,129)
  Administrative fees (Note 7).............................................................................       (323,121)
                                                                                                               -----------

  Net decrease in net assets attributable to contractowner transactions....................................     (2,705,240)
                                                                                                               -----------

INCREASE (DECREASE) IN NET ASSETS..........................................................................      1,217,862
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD........................     40,126,206
                                                                                                               -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..............................    $41,344,068
                                                                                                               ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 61.9%
HEALTH CARE -- 10.3%
BIOTECHNOLOGY -- 0.3%
Amgen, Inc.......................................    134 $      8,604
Gilead Sciences, Inc./(a)/.......................  2,000       81,860
                                                         ------------
                                                               90,464
                                                         ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.0%
Ansell Ltd.......................................  2,400       35,718
Baxter International, Inc........................    700       34,636
Boston Scientific Corp./(a)/.....................  9,500       50,730
Covidien PLC.....................................  1,105       49,736
CR Bard, Inc.....................................    580       49,590
Getinge AB.......................................  1,950       49,502
Sorin SpA/(a)/................................... 18,300       28,111
                                                         ------------
                                                              298,023
                                                         ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.1%
Aetna, Inc.......................................  1,380       58,222
Express Scripts, Inc. -- Class A/(a)/............    730       32,624
Health Net, Inc./(a)/............................    700       21,294
McKesson Corp....................................    650       50,642
Medco Health Solutions, Inc./(a)/................    500       27,950
UnitedHealth Group, Inc..........................  1,440       72,979
WellPoint, Inc...................................  1,100       72,875
                                                         ------------
                                                              336,586
                                                         ------------
PHARMACEUTICALS -- 7.9%
Abbott Laboratories..............................    440       24,741
AstraZeneca PLC..................................  3,420      158,089
Bayer AG.........................................    800       51,245
Bristol-Myers Squibb Co..........................  1,500       52,860
Eli Lilly & Co...................................  1,100       45,716
Forest Laboratories, Inc./(a)/...................  1,760       53,258
GlaxoSmithKline PLC..............................    990       22,574
Johnson & Johnson................................  1,620      106,240
Merck & Co., Inc.................................  2,494       94,024
Novartis AG......................................    695       39,858
Novo Nordisk A/S -- Class B......................    450       51,859
Pfizer, Inc......................................  7,024      151,999
Roche Holding AG.................................    505       85,788
Sanofi...........................................  1,200       87,981
Shire PLC........................................  1,130       39,300
Takeda Pharmaceutical Co., Ltd...................  1,000       43,943
Valeant Pharmaceuticals International, Inc./(a)/. 28,455    1,328,564
                                                         ------------
                                                            2,438,039
                                                         ------------
                                                            3,163,112
                                                         ------------
FINANCIALS -- 9.3%
CAPITAL MARKETS -- 0.8%
Bank of New York Mellon Corp. (The)..............  1,400       27,874
Deutsche Bank AG.................................  2,340       88,955
Goldman Sachs Group, Inc. (The)..................    860       77,770
Man Group PLC....................................  6,100       11,913
Morgan Stanley...................................  1,500       22,695
UBS AG/(a)/......................................  1,776       21,163
                                                         ------------
                                                              250,370
                                                         ------------
COMMERCIAL BANKS -- 4.1%
Australia & New Zealand Banking Group Ltd........  4,900      102,871
Banca Popolare di Milano Scarl...................  6,200        2,460

COMPANY                                    SHARES U.S. $ VALUE
-----------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Banco Bilbao Vizcaya Argentaria SA........  3,822 $     33,023
Banco Santander SA........................  6,757       51,201
Bank of Nova Scotia.......................    900       44,927
Bank of Queensland Ltd....................  3,700       27,623
Barclays PLC.............................. 30,550       83,726
Bendigo and Adelaide Bank Ltd.............  3,900       31,995
BNP Paribas SA............................    900       35,151
Canadian Imperial Bank of Commerce........    500       36,234
Commonwealth Bank of Australia............    700       35,244
Danske Bank A/S/(a)/......................  2,400       30,421
HSBC Holdings PLC......................... 16,260      124,218
Intesa Sanpaolo SpA.......................  9,500       15,870
KBC Groep NV..............................    800       10,033
Lloyds Banking Group PLC/(a)/............. 50,700       20,380
Mitsubishi UFJ Financial Group, Inc....... 24,400      103,337
National Australia Bank Ltd...............  1,740       41,547
Royal Bank of Canada......................  1,100       56,153
Societe Generale SA.......................  1,021       22,607
Standard Chartered PLC....................  2,530       55,377
Sumitomo Mitsui Financial Group, Inc......  1,000       27,744
Toronto-Dominion Bank (The)...............    800       59,938
US Bancorp................................  1,670       45,174
Wells Fargo & Co..........................  4,050      111,618
Westpac Banking Corp......................  3,300       67,525
                                                  ------------
                                                     1,276,397
                                                  ------------
CONSUMER FINANCE -- 0.1%
American Express Co.......................    855       40,330
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.2%
Bank of America Corp......................  9,600       53,376
Citigroup, Inc............................  3,030       79,719
CME Group, Inc. -- Class A................    200       48,734
ING Groep NV/(a)/......................... 12,000       86,078
IntercontinentalExchange, Inc./(a)/.......    260       31,343
JPMorgan Chase & Co.......................  4,265      141,811
Mitsubishi UFJ Lease & Finance Co., Ltd...  1,180       46,723
Moody's Corp..............................  1,200       40,416
ORIX Corp.................................    600       49,484
Resolution Ltd............................ 23,360       91,128
SNS REAAL NV/(a)/.........................  3,700        8,064
                                                  ------------
                                                       676,876
                                                  ------------
INSURANCE -- 1.5%
Aegon NV/(a)/.............................  6,000       24,052
Allianz SE................................    700       67,054
Allstate Corp. (The)......................  2,080       57,013
Beazley PLC............................... 20,550       42,853
Irish Life & Permanent Group Holdings PLC.  5,360          167
Manulife Financial Corp...................  2,100       22,377
Muenchener Rueckversicherungs AG..........    200       24,582
Prudential PLC............................  4,090       40,496
Storebrand ASA............................  6,400       33,181
Suncorp Group Ltd.........................  2,200       18,848
Travelers Cos., Inc. (The)................  1,054       62,365
Zurich Financial Services AG/(a)/.........    250       56,580
                                                  ------------
                                                       449,568
                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.5%
British Land Co. PLC......................  7,690       55,233
GPT Group................................. 14,830       46,590

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                         SHARES U.S. $ VALUE
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONTINUED)
Land Securities Group PLC......................  5,155 $     50,880
                                                       ------------
                                                            152,703
                                                       ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
Savills PLC....................................  5,300       26,991
                                                       ------------
                                                          2,873,235
                                                       ------------
ENERGY -- 7.4%

ENERGY EQUIPMENT & SERVICES -- 0.8%
Diamond Offshore Drilling, Inc.................    850       46,971
Fred Olsen Energy ASA..........................  1,750       58,794
Halliburton Co.................................  1,600       55,216
Petroleum Geo-Services ASA/(a)/................  2,000       21,844
Songa Offshore SE/(a)/......................... 16,000       48,824
Transocean Ltd./Switzerland....................    700       26,873
                                                       ------------
                                                            258,522
                                                       ------------
OIL, GAS & CONSUMABLE FUELS -- 6.6%
Afren PLC/(a)/................................. 20,800       27,696
Anadarko Petroleum Corp........................    600       45,798
BG Group PLC...................................  3,000       64,136
BP PLC......................................... 30,340      216,274
Canadian Natural Resources Ltd.................    400       14,987
Canadian Oil Sands Ltd.........................  2,650       60,508
Chevron Corp...................................  1,640      174,496
ConocoPhillips.................................  1,700      123,879
Devon Energy Corp..............................    550       34,100
ENI SpA........................................  1,994       41,235
Exxon Mobil Corp...............................  4,062      344,295
HollyFrontier Corp.............................  2,150       50,310
JX Holdings, Inc...............................  7,200       43,466
Marathon Oil Corp..............................  1,280       37,466
Marathon Petroleum Corp........................    640       21,306
Nexen, Inc. (Toronto)..........................  1,603       25,519
OMV AG.........................................  1,000       30,383
Repsol YPF SA..................................  2,180       66,899
Royal Dutch Shell PLC -- Class A (London)......  3,100      113,817
Royal Dutch Shell PLC -- Class A (Netherlands).  1,240       45,335
Royal Dutch Shell PLC -- Class B...............  4,410      167,866
Statoil ASA....................................  2,700       69,297
Suncor Energy, Inc. (Toronto)..................  2,760       79,635
Total SA.......................................  1,700       87,009
Valero Energy Corp.............................  2,570       54,099
                                                       ------------
                                                          2,039,811
                                                       ------------
                                                          2,298,333
                                                       ------------
INFORMATION TECHNOLOGY -- 7.3%

COMMUNICATIONS EQUIPMENT -- 0.6%
Cisco Systems, Inc.............................  4,400       79,552
Juniper Networks, Inc./(a)/....................  1,310       26,737
Nokia Oyj......................................  4,100       19,825
QUALCOMM, Inc..................................    675       36,922
Telefonaktiebolaget LM Ericsson -- Class B.....  2,025       20,615
                                                       ------------
                                                            183,651
                                                       ------------
COMPUTERS & PERIPHERALS -- 1.4%
Apple, Inc./(a)/...............................    654      264,870
Dell, Inc./(a)/................................  2,900       42,427
Hewlett-Packard Co.............................  2,880       74,189

COMPANY                                               SHARES U.S. $ VALUE
----------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
NetApp, Inc./(a)/....................................   600  $     21,762
Toshiba Corp......................................... 6,000        24,496
                                                             ------------
                                                                  427,744
                                                             ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%
Corning, Inc......................................... 3,900        50,622
                                                             ------------
INTERNET SOFTWARE & SERVICES -- 0.3%
Google, Inc. -- Class A/(a)/.........................   155       100,115
                                                             ------------
IT SERVICES -- 1.6%
Accenture PLC........................................ 1,400        74,522
Cognizant Technology Solutions Corp. -- Class A/(a)/.   400        25,724
Computer Sciences Corp............................... 1,890        44,793
International Business Machines Corp................. 1,040       191,235
Nihon Unisys Ltd..................................... 4,400        27,954
Nomura Research Institute Ltd........................ 1,500        33,853
Visa, Inc. -- Class A................................   850        86,300
                                                             ------------
                                                                  484,381
                                                             ------------
OFFICE ELECTRONICS -- 0.1%
Canon, Inc...........................................   900        39,622
                                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
Altera Corp.......................................... 1,510        56,021
Applied Materials, Inc............................... 3,300        35,343
ASML Holding NV...................................... 1,370        57,400
Broadcom Corp. -- Class A/(a)/....................... 1,200        35,232
Intel Corp........................................... 4,500       109,125
Lam Research Corp./(a)/.............................. 1,100        40,722
Marvell Technology Group Ltd......................... 2,800        38,780
Micron Technology, Inc./(a)/......................... 6,890        43,338
Sumco Corp./(a)/..................................... 4,300        31,666
Texas Instruments, Inc...............................   900        26,199
Xilinx, Inc.......................................... 1,620        51,937
                                                             ------------
                                                                  525,763
                                                             ------------
SOFTWARE -- 1.4%
Activision Blizzard, Inc.............................   100         1,232
Citrix Systems, Inc./(a)/............................   400        24,288
Intuit, Inc..........................................   710        37,339
Microsoft Corp....................................... 6,200       160,952
Oracle Corp.......................................... 2,440        62,586
Red Hat, Inc./(a)/...................................   800        33,032
Salesforce.com, Inc./(a)/............................   340        34,496
UBISOFT Entertainment/(a)/........................... 5,400        36,033
VMware, Inc. -- Class A/(a)/.........................   550        45,755
                                                             ------------
                                                                  435,713
                                                             ------------
                                                                2,247,611
                                                             ------------
CONSUMER STAPLES -- 6.8%

BEVERAGES -- 1.2%
Asahi Group Holdings Ltd............................. 3,200        70,225
Constellation Brands, Inc. -- Class A/(a)/........... 2,300        47,541
Diageo PLC........................................... 2,310        50,510
Kirin Holdings Co., Ltd.............................. 4,000        48,622
PepsiCo, Inc./NC..................................... 1,400        92,890
Pernod-Ricard SA.....................................   610        56,631
                                                             ------------
                                                                  366,419
                                                             ------------

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                SHARES  U.S. $ VALUE
--------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.1%
CVS Caremark Corp.....................   1,100 $     44,858
Kroger Co. (The)......................   2,000       48,440
SUPERVALU, Inc........................   2,400       19,488
Tesco PLC.............................  10,500       65,744
Wal-Mart Stores, Inc..................   1,720      102,787
Walgreen Co...........................   2,070       68,434
                                               ------------
                                                    349,751
                                               ------------
FOOD PRODUCTS -- 2.3%
Bunge Ltd.............................     880       50,336
Campbell Soup Co......................   1,510       50,192
ConAgra Foods, Inc....................   2,000       52,800
Danone................................     700       44,059
Goodman Fielder Ltd...................  95,450       42,368
Kellogg Co............................   1,140       57,650
Mead Johnson Nutrition Co. -- Class A.     730       50,173
Nestle SA.............................   3,405      196,405
Premier Foods PLC/(a)/................ 149,200       13,455
Toyo Suisan Kaisha Ltd................   2,000       48,418
Tyson Foods, Inc. -- Class A..........   2,200       45,408
Unilever NV...........................   1,630       56,214
                                               ------------
                                                    707,478
                                               ------------
HOUSEHOLD PRODUCTS -- 0.5%
Clorox Co. (The)......................     810       53,914
Kimberly-Clark Corp...................     700       51,492
Procter & Gamble Co. (The)............     810       54,035
                                               ------------
                                                    159,441
                                               ------------
PERSONAL PRODUCTS -- 0.3%
Avon Products, Inc....................   2,880       50,313
Kao Corp..............................   1,000       27,297
                                               ------------
                                                     77,610
                                               ------------
TOBACCO -- 1.4%
British American Tobacco PLC..........   1,990       94,473
Imperial Tobacco Group PLC............   1,500       56,801
Japan Tobacco, Inc....................      20       94,087
Lorillard, Inc........................     390       44,460
Philip Morris International, Inc......   1,330      104,379
Swedish Match AB......................   1,460       51,920
                                               ------------
                                                    446,120
                                               ------------
                                                  2,106,819
                                               ------------
CONSUMER DISCRETIONARY -- 6.2%

AUTO COMPONENTS -- 0.6%
Bridgestone Corp......................   2,200       49,845
Johnson Controls, Inc.................   1,600       50,016
Lear Corp.............................     480       19,104
Magna International, Inc. -- Class A..     900       30,052
TRW Automotive Holdings Corp./(a)/....     900       29,340
                                               ------------
                                                    178,357
                                               ------------
AUTOMOBILES -- 0.5%
Bayerische Motoren Werke AG...........     400       26,820
Daimler AG............................     360       15,819
Fiat SpA..............................  10,208       46,731
Ford Motor Co./(a)/...................   3,100       33,356
General Motors Co./(a)/...............     694       14,067

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
AUTOMOBILES (CONTINUED)
Renault SA.................................    900 $     31,174
                                                   ------------
                                                        167,967
                                                   ------------
DISTRIBUTORS -- 0.2%
Li & Fung Ltd.............................. 20,000       36,852
Pacific Brands Ltd......................... 62,620       35,282
                                                   ------------
                                                         72,134
                                                   ------------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
H&R Block, Inc.............................  3,060       49,970
                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 1.0%
Carnival Corp..............................    700       22,848
Carnival PLC...............................    930       30,677
Marriott International, Inc./DE -- Class A.  1,790       52,214
McDonald's Corp............................    852       85,481
Royal Caribbean Cruises Ltd................    900       22,293
Starbucks Corp.............................    800       36,808
William Hill PLC...........................  8,200       25,793
Yum! Brands, Inc...........................    400       23,604
                                                   ------------
                                                        299,718
                                                   ------------
HOUSEHOLD DURABLES -- 0.2%
Nexity SA..................................  1,310       29,639
Sony Corp..................................  1,200       21,646
                                                   ------------
                                                         51,285
                                                   ------------
INTERNET & CATALOG RETAIL -- 0.2%
Amazon.com, Inc./(a)/......................    105       18,176
Rakuten, Inc./(a)/.........................     30       32,288
                                                   ------------
                                                         50,464
                                                   ------------
MEDIA -- 1.4%
Fairfax Media Ltd.......................... 55,100       40,686
Gannett Co., Inc...........................  3,700       49,469
ITV PLC.................................... 18,900       19,981
McGraw-Hill Cos., Inc. (The)...............    690       31,029
News Corp. -- Class A......................  3,000       53,520
Promotora de Informaciones SA/(a)/......... 16,910       19,019
Time Warner Cable, Inc. -- Class A.........    970       61,663
Time Warner, Inc...........................    756       27,322
Viacom, Inc. -- Class B....................  1,100       49,951
Walt Disney Co. (The)......................  1,290       48,375
WPP PLC....................................  2,600       27,286
                                                   ------------
                                                        428,301
                                                   ------------
MULTILINE RETAIL -- 0.2%
Family Dollar Stores, Inc..................    855       49,299
                                                   ------------
SPECIALTY RETAIL -- 1.5%
Advance Auto Parts, Inc....................    700       48,741
AutoZone, Inc./(a)/........................    160       51,995
Fast Retailing Co., Ltd....................    200       36,395
GameStop Corp. -- Class A/(a)/.............  1,600       38,608
Gap, Inc. (The)............................  2,670       49,528
Home Depot, Inc. (The).....................  1,100       46,244
Inditex SA.................................    330       27,021
Limited Brands, Inc........................    830       33,491
Lowe's Cos., Inc...........................  1,580       40,100
Ross Stores, Inc...........................  1,180       56,085
Yamada Denki Co., Ltd......................    710       48,384
                                                   ------------
                                                        476,592
                                                   ------------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
NIKE, Inc. -- Class B....................    380 $     36,621
PVH Corp.................................    570       40,179
                                                 ------------
                                                       76,800
                                                 ------------
                                                    1,900,887
                                                 ------------
INDUSTRIALS -- 5.7%

AEROSPACE & DEFENSE -- 1.2%
General Dynamics Corp....................    950       63,089
Honeywell International, Inc.............    560       30,436
Northrop Grumman Corp....................  1,100       64,328
Rolls-Royce Holdings PLC/(a)/............  5,410       62,682
Saab AB..................................  3,400       70,466
Safran SA................................    850       25,497
United Technologies Corp.................    520       38,007
                                                 ------------
                                                      354,505
                                                 ------------
AIR FREIGHT & LOGISTICS -- 0.4%
FedEx Corp...............................    400       33,404
United Parcel Service, Inc. -- Class B...  1,280       93,683
                                                 ------------
                                                      127,087
                                                 ------------
AIRLINES -- 0.2%
Delta Air Lines, Inc./(a)/...............  3,600       29,124
Deutsche Lufthansa AG (REG)..............  2,130       25,412
                                                 ------------
                                                       54,536
                                                 ------------
BUILDING PRODUCTS -- 0.1%
Asahi Glass Co., Ltd.....................  4,000       33,453
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Dai Nippon Printing Co., Ltd.............  5,000       48,018
Regus PLC................................ 35,926       47,113
                                                 ------------
                                                       95,131
                                                 ------------
CONSTRUCTION & ENGINEERING -- 0.1%
NRW Holdings Ltd......................... 16,000       42,346
                                                 ------------
ELECTRICAL EQUIPMENT -- 0.3%
Emerson Electric Co......................    600       27,954
Rockwell Automation, Inc.................  1,000       73,370
                                                 ------------
                                                      101,324
                                                 ------------
INDUSTRIAL CONGLOMERATES -- 1.1%
3M Co....................................    500       40,865
General Electric Co......................  8,600      154,026
Siemens AG...............................    890       85,408
Tyco International Ltd...................  1,160       54,184
                                                 ------------
                                                      334,483
                                                 ------------
MACHINERY -- 1.1%
Bodycote PLC............................. 11,300       46,100
Caterpillar, Inc.........................    350       31,710
Concentric AB/(a)/.......................  4,600       26,687
Deere & Co...............................    220       17,017
Haldex AB................................  4,600       16,825
Illinois Tool Works, Inc.................    500       23,355
Ingersoll-Rand PLC.......................  1,607       48,965
MAN SE...................................    400       35,637
Mitsubishi Heavy Industries Ltd.......... 13,000       55,235
Nachi-Fujikoshi Corp..................... 11,000       48,537
                                                 ------------
                                                      350,068
                                                 ------------

COMPANY                                   SHARES U.S. $ VALUE
----------------------------------------------------------------
ROAD & RAIL -- 0.5%
Canadian National Railway Co.............    680 $     53,525
Central Japan Railway Co.................      7       59,098
East Japan Railway Co....................    700       44,634
                                                 ------------
                                                      157,257
                                                 ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Mitsubishi Corp..........................  1,800       36,293
Mitsui & Co., Ltd........................  4,400       68,223
                                                 ------------
                                                      104,516
                                                 ------------
TRANSPORTATION INFRASTRUCTURE -- 0.0%
Macquarie Atlas Roads Group/(a)/.........  5,900        8,162
                                                 ------------
                                                    1,762,868
                                                 ------------
MATERIALS -- 4.1%
CHEMICALS -- 1.8%
Agrium, Inc. (Toronto)...................    300       20,146
AZ Electronic Materials SA............... 13,600       50,786
BASF SE..................................    685       47,832
Clariant AG/(a)/.........................  1,100       10,848
Dow Chemical Co. (The)...................  1,750       50,330
Eastman Chemical Co......................  1,300       50,778
Incitec Pivot Ltd........................  4,200       13,365
JSR Corp.................................  2,400       44,250
K&S AG...................................    400       18,095
Koninklijke DSM NV.......................    900       41,725
Linde AG.................................    220       32,793
LyondellBasell Industries NV.............  1,050       34,115
Mitsubishi Gas Chemical Co., Inc.........  5,000       27,736
Monsanto Co..............................    550       38,538
Nippon Shokubai Co., Ltd.................  2,000       21,436
Potash Corp. of Saskatchewan, Inc........    900       37,220
                                                 ------------
                                                      539,993
                                                 ------------
CONSTRUCTION MATERIALS -- 0.1%
CRH PLC..................................  1,300       25,814
Fletcher Building Ltd....................  4,400       20,818
                                                 ------------
                                                       46,632
                                                 ------------
METALS & MINING -- 2.2%
African Minerals Ltd./(a)/...............  4,200       28,722
AK Steel Holding Corp....................  1,900       15,694
Alcoa, Inc...............................  2,900       25,085
Anglo American PLC.......................  1,050       38,815
Barrick Gold Corp........................  1,000       45,323
BHP Billiton Ltd.........................  1,793       63,439
BHP Billiton PLC.........................  3,130       91,572
Daido Steel Co., Ltd.....................  6,000       37,472
First Quantum Minerals Ltd...............  2,000       39,381
Freeport-McMoRan Copper & Gold, Inc......    750       27,592
Goldcorp, Inc............................    640       28,416
JFE Holdings, Inc........................  1,200       21,704
Lynas Corp., Ltd./(a)/................... 18,200       19,492
New Gold, Inc./(a)/......................  3,000       30,287
Rio Tinto Ltd............................    720       44,492
Rio Tinto PLC............................    666       32,555
Sumitomo Metal Mining Co., Ltd...........  3,000       38,422
Xstrata PLC..............................  3,286       50,065
                                                 ------------
                                                      678,528
                                                 ------------
                                                    1,265,153
                                                 ------------

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011


COMPANY                                      SHARES U.S. $ VALUE
-------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.4%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
AT&T, Inc...................................  4,610 $    139,407
Chorus Ltd./(a)/............................  4,825       11,773
France Telecom SA...........................  1,400       21,978
Frontier Communications Corp................    600        3,090
Nippon Telegraph & Telephone Corp...........  1,600       81,488
Telecom Corp. of New Zealand Ltd............ 24,126       38,620
Telecom Italia SpA (ordinary shares)........ 33,800       36,236
Telecom Italia SpA (savings shares)......... 24,300       21,809
Telenor ASA.................................  3,140       51,493
Telstra Corp. Ltd........................... 10,790       36,783
Verizon Communications, Inc.................  1,220       48,946
Vivendi SA..................................  1,170       25,618
                                                    ------------
                                                         517,241
                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
NTT DoCoMo, Inc.............................     19       34,898
Vodafone Group PLC.......................... 67,800      189,168
                                                    ------------
                                                         224,066
                                                    ------------
                                                         741,307
                                                    ------------
UTILITIES -- 2.4%

ELECTRIC UTILITIES -- 0.8%
American Electric Power Co., Inc............  1,520       62,791
E.ON AG.....................................  3,050       65,926
Enel SpA....................................  6,212       25,276
Iberdrola SA................................  4,733       29,653
Scottish & Southern Energy PLC..............  3,070       61,497
Tokyo Electric Power Co., Inc. (The)/(a)/...  1,900        4,562
                                                    ------------
                                                         249,705
                                                    ------------
GAS UTILITIES -- 0.4%
Gas Natural SDG SA..........................  3,700       63,605
Tokyo Gas Co., Ltd.......................... 10,000       46,103
                                                    ------------
                                                         109,708
                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
Drax Group PLC..............................  3,000       25,391
                                                    ------------
MULTI-UTILITIES -- 1.1%
Ameren Corp.................................  1,540       51,020
CMS Energy Corp.............................  1,800       39,744
DTE Energy Co...............................  1,670       90,932
Integrys Energy Group, Inc..................    930       50,388
NiSource, Inc...............................  2,230       53,096
Public Service Enterprise Group, Inc........  1,830       60,407
                                                    ------------
                                                         345,587
                                                    ------------
                                                         730,391
                                                    ------------
Total Common Stocks
 (cost $18,292,536).........................          19,089,716
                                                    ------------

                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)   U.S. $ VALUE
-------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 37.3%

MORTGAGE PASS-THROUGH'S -- 9.3%

AGENCY FIXED RATE 30-YEAR -- 8.2%
Federal Home Loan Mortgage Corp. Gold
  4.50%, 10/01/39.....................  $   275  $   291,238
  Series 2007
  5.50%, 7/01/35......................       36       38,844
Federal National Mortgage Association
  4.00%, TBA..........................      450      472,641
  3.50%, 12/01/41.....................      175      179,734
  4.00%, 1/01/41......................       50       52,490
  5.50%, 1/01/35-6/01/38..............      124      135,398
  6.00%, 3/01/38-7/01/39..............      189      207,477
  Series 2003
  5.00%, 11/01/33.....................       37       40,410
  5.50%, 4/01/33-7/01/33..............      149      161,835
  Series 2004
  5.50%, 4/01/34-11/01/34.............       99      107,741
  6.00%, 9/01/34......................       65       72,280
  Series 2005
  4.50%, 8/01/35......................       36       38,383
  5.50%, 2/01/35......................      154      168,257
  Series 2006
  5.00%, 2/01/36......................      133      143,360
  Series 2007
  4.50%, 9/01/35......................       95      100,923
  Series 2008
  5.50%, 5/01/38......................       34       37,399
  6.00%, 3/01/37-5/01/38..............      179      197,160
  Series 2010
  6.00%, 2/01/40-4/01/40..............       71       77,703
                                                 -----------
                                                   2,523,273
                                                 -----------
AGENCY FIXED RATE 15-YEAR -- 1.1%
Federal National Mortgage Association
  4.50%, TBA..........................       85       90,605
  4.50%, 6/01/26......................      234      248,780
                                                 -----------
                                                     339,385
                                                 -----------
Total Mortgage Pass-Through's.........             2,862,658
                                                 -----------
GOVERNMENTS - TREASURIES - 9.2%

UNITED STATES - 9.2%
U.S. Treasury Bonds
  4.50%, 2/15/36......................       90      117,774
  4.625%, 2/15/40.....................      295      397,881
  5.375%, 2/15/31.....................       55       78,392
U.S. Treasury Notes
  0.875%, 11/30/16....................      150      150,457
  1.00%, 8/31/16......................      953      963,727
  2.00%, 11/15/21.....................       65       65,742
  2.625%, 4/30/16-11/15/20............      725      781,774
  3.75%, 11/15/18.....................      256      297,238
                                                 -----------
Total Governments - Treasuries........             2,852,985
                                                 -----------
CORPORATES - INVESTMENT GRADES -- 7.6%/(B)/

INDUSTRIAL -- 3.4%

BASIC -- 0.5%
AngloGold Ashanti Holdings PLC
  5.375%, 4/15/20.....................       20       19,575

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                                  PRINCIPAL
                                                   AMOUNT
COMPANY                                             (000)   U.S. $ VALUE
------------------------------------------------------------------------
BASIC (CONTINUED)
ArcelorMittal
  6.125%, 6/01/18................................   $ 29     $  28,639
Dow Chemical Co. (The)
  7.375%, 11/01/29...............................      5         6,346
  8.55%, 5/15/19.................................     12        15,700
International Paper Co.
  5.30%, 4/01/15.................................     36        38,934
Packaging Corp. of America
  5.75%, 8/01/13.................................     30        31,615
PPG Industries, Inc.
  5.75%, 3/15/13.................................     13        13,702
                                                             ---------
                                                               154,511
                                                             ---------
CAPITAL GOODS -- 0.1%
Holcim US Finance Sarl & Cie SCS
  6.00%, 12/30/19................................      4         4,122
Republic Services, Inc.
  5.50%, 9/15/19.................................     20        23,081
                                                             ---------
                                                                27,203
                                                             ---------
COMMUNICATIONS - MEDIA -- 0.8%
CBS Corp.
  5.75%, 4/15/20.................................     15        16,836
Comcast Cable Communications Holdings, Inc.
  9.455%, 11/15/22...............................     15        21,373
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
  4.60%, 2/15/21.................................     15        15,596
  4.75%, 10/01/14................................     15        16,202
News America, Inc.
  6.55%, 3/15/33.................................      5         5,445
  9.25%, 2/01/13.................................     15        16,157
Reed Elsevier Capital, Inc.
  8.625%, 1/15/19................................     32        39,939
TCI Communications, Inc.
  7.875%, 2/15/26................................     25        33,111
Time Warner Cable, Inc.
  7.50%, 4/01/14.................................     10        11,197
Time Warner Entertainment Co. LP
  8.375%, 3/15/23................................     30        39,072
WPP Finance 2010
  4.75%, 11/21/21................................     16        15,883
                                                             ---------
                                                               230,811
                                                             ---------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.4%
American Tower Corp.
  5.05%, 9/01/20.................................     30        30,054
AT&T Corp.
  8.00%, 11/15/31................................      5         7,063
AT&T, Inc.
  4.45%, 5/15/21.................................     17        18,674
Telecom Italia Capital SA
  6.175%, 6/18/14................................     25        24,047
  6.375%, 11/15/33...............................     10         7,573
United States Cellular Corp.
  6.70%, 12/15/33................................     40        40,163
                                                             ---------
                                                               127,574
                                                             ---------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.1%
Harley-Davidson Funding Corp.
  5.75%, 12/15/14................................     27        29,149
                                                             ---------

                                           PRINCIPAL
                                            AMOUNT
COMPANY                                      (000)   U.S. $ VALUE
-----------------------------------------------------------------
CONSUMER CYCLICAL - ENTERTAINMENT -- 0.3%
Time Warner, Inc.
  4.70%, 1/15/21..........................   $ 10    $    10,767
  7.625%, 4/15/31.........................     25         32,272
Viacom, Inc.
  5.625%, 9/15/19.........................     30         33,680
                                                     -----------
                                                          76,719
                                                     -----------

CONSUMER CYCLICAL - RETAILERS -- 0.1%
CVS Caremark Corp.
  6.60%, 3/15/19..........................     25         30,473
                                                     -----------
CONSUMER NON-CYCLICAL -- 0.3%
Ahold Finance USA LLC
  6.875%, 5/01/29.........................     24         31,099
Bunge Ltd. Finance Corp.
  5.875%, 5/15/13.........................     25         26,020
Cadbury Schweppes US Finance LLC
  5.125%, 10/01/13........................     20         21,312
Delhaize Group SA
  5.875%, 2/01/14.........................     10         10,854
                                                     -----------
                                                          89,285
                                                     -----------
ENERGY -- 0.4%
Anadarko Petroleum Corp.
  5.95%, 9/15/16..........................      9         10,202
  6.45%, 9/15/36..........................     11         12,541
Marathon Petroleum Corp.
  3.50%, 3/01/16..........................      5          5,089
  5.125%, 3/01/21.........................     10         10,447
Nabors Industries, Inc.
  9.25%, 1/15/19..........................     23         28,932
Noble Energy, Inc.
  8.25%, 3/01/19..........................     29         37,711
Noble Holding International Ltd.
  4.90%, 8/01/20..........................      5          5,297
Weatherford International Ltd./Bermuda
  9.625%, 3/01/19.........................     15         19,399
                                                     -----------
                                                         129,618
                                                     -----------
TECHNOLOGY -- 0.1%
Agilent Technologies, Inc.
  5.00%, 7/15/20..........................      7          7,838
Hewlett-Packard Co.
  4.65%, 12/09/21.........................     13         13,716
HP Enterprise Services LLC
  7.45%, 10/15/29.........................     15         18,695
                                                     -----------
                                                          40,249
                                                     -----------
TRANSPORTATION - AIRLINES -- 0.1%
Southwest Airlines Co.
  5.25%, 10/01/14.........................     10         10,672
  5.75%, 12/15/16.........................     20         22,186
                                                     -----------
                                                          32,858
                                                     -----------
TRANSPORTATION - SERVICES -- 0.2%
Asciano Finance Ltd.
  3.125%, 9/23/15.........................     30         29,011
Con-way, Inc.
  6.70%, 5/01/34..........................     20         19,738

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011


                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)   U.S. $ VALUE
-------------------------------------------------------------
TRANSPORTATION - AIRLINES (CONTINUED)
Ryder System, Inc.
  5.85%, 11/01/16.....................    $11     $   12,644
  7.20%, 9/01/15......................     10         11,818
                                                  ----------
                                                      73,211
                                                  ----------
                                                   1,041,661
                                                  ----------
FINANCIAL INSTITUTIONS -- 3.0%

BANKING -- 1.6%
Bank of America Corp.
  Series L
  5.65%, 5/01/18......................     50         47,638
Bear Stearns Cos. LLC (The)
  5.70%, 11/15/14.....................     23         25,013
Capital One Financial Corp.
  4.75%, 7/15/21......................     25         25,728
Citigroup, Inc.
  5.50%, 4/11/13......................     18         18,377
  6.50%, 8/19/13......................     30         31,229
  8.50%, 5/22/19......................     15         17,656
Compass Bank
  5.50%, 4/01/20......................     35         33,843
Goldman Sachs Group, Inc. (The)
  5.25%, 7/27/21......................     13         12,682
  6.00%, 6/15/20......................     15         15,365
  7.50%, 2/15/19......................     35         38,654
JPMorgan Chase & Co.
  4.40%, 7/22/20......................     20         20,424
  4.75%, 5/01/13......................     25         26,135
Macquarie Group Ltd.
  4.875%, 8/10/17.....................     40         37,724
Morgan Stanley
  5.30%, 3/01/13......................     40         40,490
PNC Funding Corp.
  5.125%, 2/08/20.....................     15         16,950
Royal Bank of Scotland PLC (The)
  6.125%, 1/11/21.....................     20         19,731
UFJ Finance Aruba AEC
  6.75%, 7/15/13......................     15         16,028
Wachovia Corp.
  5.50%, 5/01/13......................     35         36,929
                                                  ----------
                                                     480,596
                                                  ----------
FINANCE -- 0.2%
General Electric Capital Corp.
  4.80%, 5/01/13......................     30         31,406
  5.625%, 5/01/18.....................     15         16,800
SLM Corp.
  Series A
  5.375%, 1/15/13.....................     15         15,104
                                                  ----------
                                                      63,310
                                                  ----------
INSURANCE -- 0.9%
Allied World Assurance Co., Ltd.
  7.50%, 8/01/16......................     13         14,671
Allstate Corp. (The)
  6.125%, 5/15/37.....................     26         23,628
Coventry Health Care, Inc.
  6.125%, 1/15/15.....................      5          5,474

                                                   PRINCIPAL
                                                    AMOUNT
COMPANY                                              (000)   U.S. $ VALUE
-------------------------------------------------------------------------
INSURANCE (CONTINUED)
  6.30%, 8/15/14..................................    $25     $   27,202
Genworth Financial, Inc.
  6.515%, 5/22/18.................................     34         31,204
Guardian Life Insurance Co. of America
  7.375%, 9/30/39.................................     15         19,094
Hartford Financial Services Group, Inc.
  6.10%, 10/01/41.................................     18         16,845
Humana, Inc.
  6.45%, 6/01/16..................................     10         11,071
Lincoln National Corp.
  8.75%, 7/01/19..................................      9         10,947
Markel Corp.
  7.125%, 9/30/19.................................     18         20,900
Massachusetts Mutual Life Insurance Co.
  8.875%, 6/01/39.................................     15         21,941
MetLife, Inc.
  7.717%, 2/15/19.................................     22         27,587
Nationwide Mutual Insurance Co.
  9.375%, 8/15/39.................................     25         30,211
XL Group PLC
  6.25%, 5/15/27..................................     19         19,253
                                                              ----------
                                                                 280,028
                                                              ----------

OTHER FINANCE -- 0.1%
ORIX Corp.
  4.71%, 4/27/15..................................     25         25,828
                                                              ----------

REITS -- 0.2%
ERP Operating LP
  5.25%, 9/15/14..................................     24         25,541
HCP, Inc.
  5.375%, 2/01/21.................................     20         20,967
Healthcare Realty Trust, Inc.
  5.125%, 4/01/14.................................     30         30,772
                                                              ----------
                                                                  77,280
                                                              ----------
                                                                 927,042
                                                              ----------

UTILITY -- 1.1%

ELECTRIC -- 0.7%
Allegheny Energy Supply Co. LLC
  5.75%, 10/15/19.................................     13         13,904
Constellation Energy Group, Inc.
  5.15%, 12/01/20.................................     30         32,509
Enersis SA
  7.375%, 1/15/14.................................     18         19,670
FirstEnergy Corp.
  Series C
  7.375%, 11/15/31................................     25         30,744
Nisource Finance Corp.
  6.80%, 1/15/19..................................     35         40,994
SPI Electricity & Gas Australia Holdings Pty Ltd.
  6.15%, 11/15/13.................................     30         31,839
TECO Finance, Inc.
  4.00%, 3/15/16..................................     10         10,517
  5.15%, 3/15/20..................................     10         11,112

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)   U.S. $ VALUE
--------------------------------------------------------------------
ELECTRIC (CONTINUED)
Union Electric Co.
  6.70%, 2/01/19.............................   $  5     $    6,074
Wisconsin Energy Corp.
  6.25%, 5/15/67.............................     32         32,016
                                                         ----------
                                                            229,379
                                                         ----------

NATURAL GAS -- 0.4%
Energy Transfer Partners LP
  6.125%, 2/15/17............................     10         10,979
  6.625%, 10/15/36...........................      5          5,258
  6.70%, 7/01/18.............................     15         16,641
EQT Corp.
  8.125%, 6/01/19............................     19         22,287
Kinder Morgan Energy Partners LP
  4.15%, 3/01/22.............................     14         14,240
TransCanada PipeLines Ltd.
  6.35%, 5/15/67.............................     28         28,094
Williams Partners LP
  5.25%, 3/15/20.............................     20         22,139
                                                         ----------
                                                            119,638
                                                         ----------
                                                            349,017
                                                         ----------

NON CORPORATE SECTORS -- 0.1%

AGENCIES - NOT GOVERNMENT GUARANTEED -- 0.1%
Petrobras International Finance Co. -- Pifco
  5.75%, 1/20/20.............................     25         26,753
                                                         ----------
Total Corporates -- Investment Grades........             2,344,473
                                                         ----------

AGENCIES -- 6.2%

AGENCY DEBENTURES -- 6.2%
Federal Farm Credit Bank
  0.287%, 11/13/12/(c)/......................    200        200,178
  0.344%, 4/26/13/(c)/.......................    280        280,436
  0.354%, 6/26/13/(c)/.......................    300        300,528
Federal National Mortgage Association
  0.315%, 9/17/12-10/18/12/(c)/..............    450        450,446
  6.25%, 5/15/29.............................    150        211,180
  6.625%, 11/15/30...........................    145        214,767
Residual Funding Corp. Principal Strip
  Zero Coupon, 7/15/20.......................    310        258,393
                                                         ----------
Total Agencies...............................             1,915,928
                                                         ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.5%

NON-AGENCY FIXED RATE CMBS -- 2.3%
Citigroup Commercial Mortgage Trust
  Series 2004-C1, Class A4
  5.364%, 4/15/40............................     95        101,650
Credit Suisse First Boston Mortgage Securities Corp.
  Series 2004-C1, Class A4
  4.75%, 1/15/37.............................     45         47,139
  Series 2005-C1, Class A4
  5.014%, 2/15/38............................    105        113,046
GS Mortgage Securities Corp. II
  Series 2004-GG2, Class A6
  5.396%, 8/10/38............................    100        107,077
LB-UBS Commercial Mortgage Trust
  Series 2004-C4, Class A4
  5.32%, 6/15/29.............................     35         37,507

                                             PRINCIPAL
                                              AMOUNT
COMPANY                                        (000)   U.S. $ VALUE
-------------------------------------------------------------------
NON-AGENCY FIXED RATE CMBS (CONTINUED)
  Series 2006-C1, Class A4
  5.156%, 2/15/31...........................   $ 95    $   104,807
  Series 2006-C4, Class A4
  5.87%, 6/15/38............................     50         56,076
Merrill Lynch Mortgage Trust
  Series 2005-CKI1, Class A6
  5.22%, 11/12/37...........................     55         60,904
WF-RBS Commercial Mortgage Trust
  Series 2011-C3, Class A2
  3.24%, 3/15/44............................     68         69,863
                                                       -----------
                                                           698,069
                                                       -----------

AGENCY CMBS -- 0.2%
FHLMC Multifamily Structured Pass Through Certificates
  Series K010, Class A1
  3.32%, 7/25/20............................     64         67,892
                                                       -----------
Total Commercial Mortgage-Backed Securities.               765,961
                                                       -----------

INFLATION-LINKED SECURITIES -- 1.2%

UNITED STATES -- 1.2%
U.S. Treasury Inflation Index
  1.875%, 7/15/13 (TIPS)....................    280        360,983
                                                       -----------

GOVERNMENTS - SOVEREIGN BONDS -- 0.4%

POLAND -- 0.1%
Poland Government International Bond
  3.875%, 7/16/15...........................     39         39,390
                                                       -----------

RUSSIA -- 0.3%
Russian Foreign Bond -- Eurobond
  7.50%, 3/31/30............................     71         82,420
                                                       -----------
Total Governments -- Sovereign Bonds........               121,810
                                                       -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%

NON-AGENCY FIXED RATE -- 0.2%
Indymac Index Mortgage Loan Trust
  Series 2006-AR7, Class 4A1
  5.408%, 5/25/36...........................     30         12,879
JP Morgan Alternative Loan Trust
  Series 2006-A3, Class 2A1
  2.665%, 7/25/36...........................     68         35,232
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A8, Class A1C1
  5.25%, 8/25/36............................     20         19,234
                                                       -----------
                                                            67,345
                                                       -----------

NON-AGENCY FLOATING RATE -- 0.2%
Countrywide Alternative Loan Trust
  Series 2005-62, Class 2A1
  1.208%, 12/25/35..........................     21         12,442
  Series 2006-OA14, Class 3A1
  1.058%, 11/25/46..........................     84         34,669
                                                       -----------
                                                            47,111
                                                       -----------
Total Collateralized Mortgage Obligations...               114,456
                                                       -----------

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                                 PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)   U.S. $ VALUE
-----------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.2%

HOME EQUITY LOANS - FIXED RATE -- 0.2%
Asset Backed Funding Certificates
  Series 2003-WF1, Class A2
  1.382%, 12/25/32..............................   $ 19    $    15,950
Citifinancial Mortgage Securities, Inc.
  Series 2003-1, Class AFPT
  3.36%, 1/25/33................................     13         11,268
Credit-Based Asset Servicing and Securitization
  LLC
  Series 2003-CB1, Class AF
  3.95%, 1/25/33................................     31         26,974
                                                           -----------
                                                                54,192
                                                           -----------

HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Indymac Residential Asset Backed Trust
  Series 2007-B, Class M1
  0.604%, 7/25/37...............................    103          1,549
Option One
  Series 2007-4, Class M1
  0.664%, 4/25/37...............................    110          1,243
Residential Asset Securities Corp.
  Series 2003-KS3, Class A2
  0.894%, 5/25/33...............................      2          1,813
                                                           -----------
                                                                 4,605
                                                           -----------
Total Asset-Backed Securities...................                58,797
                                                           -----------

LOCAL GOVERNMENTS - MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
California GO
  7.625%, 3/01/40...............................     40         49,214
                                                           -----------
GOVERNMENTS - SOVEREIGN AGENCIES -- 0.1%

GERMANY -- 0.1%
Landwirtschaftliche Rentenbank
  5.125%, 2/01/17...............................     20         23,348
                                                           -----------

CORPORATES - NON-INVESTMENT GRADE -- 0.1%(B)

FINANCIAL INSTITUTIONS -- 0.1%

BANKING -- 0.1%
BankAmerica Capital II
  Series 2
  8.00%, 12/15/26...............................     25         22,500
                                                           -----------
Total Long-Term Debt Securities
  (amortized cost $11,187,243)..................            11,493,113
                                                           -----------
                                                  SHARES
-----------------------------------------------------------------------
PREFERRED STOCKS -- 0.1%

CONSUMER DISCRETIONARY -- 0.1%

AUTOMOBILE -- 0.1%
Volkswagen AG...................................    300         44,989
                                                           -----------
Total preferred stock
 (amortized cost $41,460).......................                44,989
                                                           -----------

-----------
The accompanying notes are an integral part of these financial statements.

                                                 PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)   U.S. $ VALUE
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%

TIME DEPOSIT -- 2.9%
JP Morgan Nassau
  0.051%, 1/03/12
  (amortized cost $886,379).....................   $886    $   886,379
                                                           -----------

TOTAL INVESTMENTS -- 102.2%
  (cost/amortized cost $30,407,618).............            31,514,197
Liabilities in excess of other assets -- (2.2)%.              (693,035)
                                                           -----------
NET ASSETS -- 100.0%............................           $30,821,162
                                                           ===========

-----------
(a)Non-income producing security.
(b)Classification of investment grade and non-investment grade is unaudited.
(c)Floating Rate Security. Stated interest rate was in effect at December 31, 2011.

Glossary:
FHLMC -- Federal Home Loan Mortgage Corporation
GO -- General Obligation
TBA -- To Be Announced
CMBS -- Commercial Mortgage-Backed Securities
CMOs -- Collateralized Mortgage Obligations
FDIC -- Federal Deposit Insurance Corporation
REIT -- Real Estate Investment Trust

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

                % OF TOTAL INVESTMENT*  COUNTRY DIVERSIFICATION
                ----------------------  -----------------------
                65.0%                   United States
                 8.5%                   United Kingdom
                 6.7%                   Canada
                 5.7%                   Japan
                 2.8%                   Australia
                 2.1%                   Germany
                 1.6%                   France
                 1.4%                   Switzerland
                 1.0%                   Spain
                 0.9%                   Norway
                 0.9%                   Netherlands
                 0.8%                   Italy
                 0.8%                   Sweden
                 1.8%                   Other
                 ----                   -----
                100.0%                  Total Investments
                ======                  =================
-----------
* All data are as of December 31, 2011. The Portfolio's country breakdown is expressed as a percentage of each Portfolio's long-term investments and may vary over time. "Other" country weightings represent 0.7% or less in the following countries: Austria, Belgium, Bermuda, Brazil, Chile, Denmark, Finland, Hong Kong, Ireland, Luxembourg, New Zealand, Poland, Russia and South Africa.
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks and rights -- at value (cost: $50,618,877).......... $69,825,398
  Short-term debt securities -- at value (amortized cost: $181,718).     181,718
Cash................................................................      99,985
Interest and dividends receivable...................................     365,910
Fees receivable from Contractowners.................................       2,083
                                                                     -----------
   Total assets.....................................................  70,475,094
                                                                     -----------

LIABILITIES:
Variation margin due to broker......................................         720
Due to AXA Equitable's General Account..............................     745,697
Accrued custody and bank fees.......................................      14,988
Administrative fees payable.........................................      30,011
Asset management fee payable........................................      10,792
Accrued expenses....................................................       2,668
                                                                     -----------
   Total liabilities................................................     804,876
                                                                     -----------
NET ASSETS.......................................................... $69,670,218
                                                                     ===========

Amount retained by AXA Equitable in Separate Account No. 4.......... $ 2,883,538
Net assets attributable to contractowners...........................  38,383,142
Net Assets allocated to contracts in payout period..................  28,403,538
                                                                     -----------
NET ASSETS.......................................................... $69,670,218
                                                                     ===========


               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.       3,940        $9,295.69
RIA...........       3,801           861.69
MRP...........      80,355           337.99
EPP...........       2,926           894.10

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
Dividend (net of foreign taxes withheld of $238)...................................... $ 1,130,161
Interest..............................................................................         229
                                                                                       -----------
Investment income.....................................................................   1,130,390
                                                                                       -----------
Other income..........................................................................         356
                                                                                       -----------
Total income..........................................................................   1,130,746
                                                                                       -----------
EXPENSES (NOTE 7):
Asset management fees.................................................................     (97,886)
Custody and bank fees.................................................................     (60,156)
                                                                                       -----------
Total expenses........................................................................    (158,042)
                                                                                       -----------
NET INVESTMENT INCOME.................................................................     972,704
                                                                                       -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FUTURES TRANSACTIONS (NOTE 2):
  Net realized gain from investments transactions.....................................   4,482,901
  Net realized gain on futures transactions...........................................         148
  Change in unrealized depreciation of investments....................................  (2,736,169)
  Change in unrealized depreciation on futures contracts..............................        (735)
                                                                                       -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................................   1,746,145
                                                                                       -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................................. $ 2,718,849
                                                                                       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              YEAR ENDED
                                                                                            YEAR ENDED     DECEMBER 31, 2010
                                                                                         DECEMBER 31, 2011   AS RESTATED*
                                                                                         ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.................................................................   $    972,704      $  1,324,468
  Net realized gain on investments and futures contracts................................      4,483,049         5,923,671
  Change in unrealized appreciation/(depreciation) of investments and futures contracts.     (2,736,904)        3,805,212
                                                                                           ------------      ------------
  Net increase in net assets attributable to operations.................................      2,718,849        11,053,351
                                                                                           ------------      ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.........................................................................      4,895,777         7,545,250
  Withdrawals...........................................................................    (11,997,444)      (20,350,245)
  Assets management fees (Note 7).......................................................        (51,374)          (50,312)
  Administrative fees (Note 7)..........................................................       (276,955)         (354,359)
                                                                                           ------------      ------------

  Net decrease in net assets attributable to contractowner transactions.................     (7,429,996)      (13,209,666)
                                                                                           ------------      ------------

  Net increase in net assets attributable to AXA Equitable's transactions...............          6,335             4,703
                                                                                           ------------      ------------

DECREASE IN NET ASSETS..................................................................     (4,704,812)       (2,151,612)
NET ASSETS -- BEGINNING OF PERIOD.......................................................     74,375,030        76,526,642
                                                                                           ------------      ------------

NET ASSETS -- END OF PERIOD.............................................................   $ 69,670,218      $ 74,375,030
                                                                                           ============      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                               SHARES U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 100.2%

INFORMATION TECHNOLOGY -- 27.5%

COMMUNICATIONS EQUIPMENT -- 1.9%
Acme Packet, Inc./(a)/...............................    550 $    17,000
Ciena Corp./(a)/.....................................  1,000      12,100
F5 Networks, Inc./(a)/...............................    900      95,508
Harris Corp..........................................    350      12,614
JDS Uniphase Corp./(a)/..............................  2,400      25,056
Juniper Networks, Inc./(a)/..........................  5,560     113,480
Polycom, Inc./(a)/...................................  1,850      30,155
QUALCOMM, Inc........................................ 17,720     969,284
Riverbed Technology, Inc./(a)/.......................  1,600      37,600
                                                             -----------
                                                               1,312,797
                                                             -----------
COMPUTERS & PERIPHERALS -- 6.9%
Apple, Inc./(a)/.....................................  9,861   3,993,705
Dell, Inc./(a)/...................................... 12,750     186,532
EMC Corp./Massachusetts/(a)/......................... 21,750     468,495
Fusion-io, Inc.......................................     98       2,372
NCR Corp./(a)/.......................................  1,300      21,398
NetApp, Inc./(a)/....................................  3,900     141,453
QLogic Corp./(a)/....................................    900      13,500
                                                             -----------
                                                               4,827,455
                                                             -----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%
Amphenol Corp. -- Class A............................  1,800      81,702
Arrow Electronics, Inc./(a)/.........................    150       5,612
Dolby Laboratories, Inc. -- Class A/(a)/.............    550      16,781
FLIR Systems, Inc....................................  1,600      40,112
IPG Photonics Corp./(a)/.............................    300      10,161
Jabil Circuit, Inc...................................  1,650      32,439
National Instruments Corp............................    950      24,652
Trimble Navigation Ltd./(a)/.........................  1,300      56,420
                                                             -----------
                                                                 267,879
                                                             -----------
INTERNET SOFTWARE & SERVICES -- 3.2%
Akamai Technologies, Inc./(a)/.......................  1,800      58,104
eBay, Inc./(a)/......................................  6,600     200,178
Equinix, Inc./(a)/...................................    500      50,700
Google, Inc. -- Class A/(a)/.........................  2,720   1,756,848
LinkedIn Corp./(a)/..................................    100       6,301
Rackspace Hosting, Inc./(a)/.........................  1,100      47,311
VeriSign, Inc........................................  1,700      60,724
VistaPrint NV........................................    400      12,240
WebMD Health Corp. -- Class A/(a)/...................    622      23,356
                                                             -----------
                                                               2,215,762
                                                             -----------
IT SERVICES -- 6.4%
Accenture PLC........................................  6,800     361,964
Alliance Data Systems Corp./(a)/.....................    550      57,112
Automatic Data Processing, Inc.......................  5,250     283,552
Booz Allen Hamilton Holding Corp./(a)/...............    117       2,018
Broadridge Financial Solutions, Inc..................  1,200      27,060
Cognizant Technology Solutions Corp. -- Class A/(a)/.  3,250     209,008
DST Systems, Inc.....................................     50       2,276
Fiserv, Inc./(a)/....................................  1,250      73,425
FleetCor Technologies, Inc./(a)/.....................    144       4,301
Gartner, Inc./(a)/...................................  1,050      36,509
Genpact Ltd..........................................  1,000      14,950
Global Payments, Inc.................................    850      40,273
International Business Machines Corp................. 12,846   2,362,122

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Lender Processing Services, Inc..........    900 $    13,563
Mastercard, Inc. -- Class A..............  1,150     428,743
NeuStar, Inc. -- Class A/(a)/............    800      27,336
Paychex, Inc.............................  3,150      94,847
SAIC, Inc./(a)/..........................    980      12,044
Teradata Corp./(a)/......................  1,800      87,318
VeriFone Systems, Inc./(a)/..............  1,100      39,072
Visa, Inc. -- Class A....................  1,800     182,754
Western Union Co. (The) -- Class W.......  6,650     121,429
                                                 -----------
                                                   4,481,676
                                                 -----------
OFFICE ELECTRONICS -- 0.0%
Zebra Technologies Corp. -- Class A/(a)/.    650      23,257
                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
Advanced Micro Devices, Inc./(a)/........  6,450      34,830
Altera Corp..............................  3,350     124,285
Analog Devices, Inc......................  3,100     110,918
Applied Materials, Inc...................    850       9,104
Atmel Corp./(a)/.........................  4,450      36,045
Avago Technologies Ltd...................  1,950      56,277
Broadcom Corp. -- Class A/(a)/...........  5,600     164,416
Cree, Inc./(a)/..........................     50       1,102
Cypress Semiconductor Corp./(a)/.........  1,600      27,024
Freescale Semiconductor Hold.............    250       3,163
Intersil Corp. -- Class A................    650       6,786
KLA-Tencor Corp..........................  1,400      67,550
Lam Research Corp./(a)/..................  1,300      48,126
Linear Technology Corp...................  2,400      72,072
LSI Corp./(a)/...........................  1,800      10,710
Maxim Integrated Products, Inc...........  3,050      79,422
MEMC Electronic Materials, Inc./(a)/.....  1,350       5,319
Microchip Technology, Inc................  2,000      73,260
NVIDIA Corp./(a)/........................  6,300      87,318
ON Semiconductor Corp./(a)/..............  4,700      36,284
PMC -- Sierra, Inc./(a)/.................    100         551
Silicon Laboratories, Inc./(a)/..........    400      17,368
Skyworks Solutions, Inc./(a)/............  2,000      32,440
Texas Instruments, Inc...................  7,750     225,602
Xilinx, Inc..............................  2,800      89,768
                                                 -----------
                                                   1,419,740
                                                 -----------
SOFTWARE -- 6.6%
Adobe Systems, Inc./(a)/.................  5,260     148,700
ANSYS, Inc./(a)/.........................  1,000      57,280
Ariba, Inc./(a)/.........................  1,000      28,080
Autodesk, Inc./(a)/......................  2,350      71,276
BMC Software, Inc./(a)/..................  1,850      60,643
Cadence Design Systems, Inc./(a)/........  2,850      29,640
Citrix Systems, Inc./(a)/................  2,000     121,440
Compuware Corp./(a)/.....................  1,600      13,312
Electronic Arts, Inc./(a)/...............  3,450      71,070
Factset Research Systems, Inc............    500      43,640
Fortinet, Inc./(a)/......................  1,250      27,263
Informatica Corp./(a)/...................  1,100      40,623
Intuit, Inc..............................  3,150     165,658
MICROS Systems, Inc./(a)/................    850      39,593
Microsoft Corp./(b)/..................... 78,650   2,041,754
Nuance Communications, Inc./(a)/.........  2,500      62,900
Oracle Corp.............................. 40,700   1,043,955
Red Hat, Inc./(a)/.......................  2,050      84,644

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
Rovi Corp./(a)/..............................  1,200 $    29,496
Salesforce.com, Inc./(a)/....................  1,450     147,117
Solera Holdings, Inc.........................    750      33,405
Symantec Corp./(a)/..........................  7,950     124,417
Synopsys, Inc./(a)/..........................    100       2,720
TIBCO Software, Inc./(a)/....................  1,750      41,843
VMware, Inc. -- Class A/(a)/.................    900      74,871
                                                     -----------
                                                       4,605,340
                                                     -----------
                                                      19,153,906
                                                     -----------
CONSUMER DISCRETIONARY -- 14.0%

AUTO COMPONENTS -- 0.3%
BorgWarner, Inc./(a)/........................  1,200      76,488
Gentex Corp..................................  1,500      44,385
Goodyear Tire & Rubber Co. (The)/(a)/........  2,600      36,842
Johnson Controls, Inc........................  1,800      56,268
Visteon Corp./(a)/...........................     50       2,497
                                                     -----------
                                                         216,480
                                                     -----------
AUTOMOBILES -- 0.5%
Ford Motor Co./(a)/.......................... 22,086     237,646
Harley-Davidson, Inc.........................  2,500      97,175
Tesla Motors, Inc./(a)/......................    570      16,279
                                                     -----------
                                                         351,100
                                                     -----------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.............................    450      27,540
LKQ Corp./(a)/...............................  1,450      43,616
                                                     -----------
                                                          71,156
                                                     -----------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
Apollo Group, Inc. -- Class A/(a)/...........  1,200      64,644
DeVry, Inc...................................    600      23,076
H&R Block, Inc...............................  1,900      31,027
ITT Educational Services, Inc./(a)/..........    300      17,067
Weight Watchers International, Inc...........    300      16,503
                                                     -----------
                                                         152,317
                                                     -----------
HOTELS, RESTAURANTS & LEISURE -- 3.6%
Bally Technologies, Inc./(a)/................    400      15,824
Brinker International, Inc...................    800      21,408
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    350     118,209
Choice Hotels International, Inc.............     50       1,903
Darden Restaurants, Inc......................  1,450      66,091
Dunkin' Brands Group, Inc./(a)/..............    196       4,896
Hyatt Hotels Corp./(a)/......................     50       1,882
International Game Technology................  1,600      27,520
Las Vegas Sands Corp./(a)/...................  4,100     175,193
Marriott International, Inc./DE -- Class A...  2,728      79,576
Marriott Vacations Worldwide Corp./(a)/......    272       4,668
McDonald's Corp.............................. 11,000   1,103,630
MGM Resorts International/(a)/...............    800       8,344
Panera Bread Co. -- Class A/(a)/.............    300      42,435
Royal Caribbean Cruises Ltd..................    800      19,816
Starbucks Corp...............................  7,900     363,479
Starwood Hotels & Resorts Worldwide, Inc.....  2,000      95,940
Wynn Resorts Ltd.............................    850      93,916
Yum! Brands, Inc.............................  4,950     292,099
                                                     -----------
                                                       2,536,829
                                                     -----------

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.2%
Garmin Ltd.....................................    150 $     5,972
Harman International Industries, Inc...........    500      19,020
Leggett & Platt, Inc...........................  1,100      25,344
Tempur-Pedic International, Inc./(a)/..........    750      39,397
Tupperware Brands Corp.........................    650      36,380
                                                       -----------
                                                           126,113
                                                       -----------
INTERNET & CATALOG RETAIL -- 1.5%
Amazon.com, Inc./(a)/..........................  3,900     675,090
Expedia, Inc...................................    600      17,412
Groupon, Inc./(a)/.............................    350       7,221
HomeAway, Inc./(a)/............................     58       1,349
NetFlix, Inc./(a)/.............................    550      38,109
Priceline.com, Inc./(a)/.......................    550     257,240
TripAdvisor, Inc./(a)/.........................    600      15,126
                                                       -----------
                                                         1,011,547
                                                       -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Hasbro, Inc....................................  1,200      38,268
Mattel, Inc....................................  2,650      73,564
Polaris Industries, Inc........................    700      39,186
                                                       -----------
                                                           151,018
                                                       -----------
MEDIA -- 3.0%
AMC Networks, Inc./(a)/........................    550      20,669
Cablevision Systems Corp.......................  2,300      32,706
CBS Corp. -- Class B...........................  1,100      29,854
Charter Communications, Inc./(a)/..............    600      34,164
Comcast Corp. -- Class A....................... 12,700     301,117
DIRECTV/(a)/...................................  7,591     324,591
Discovery Communications, Inc. -- Class A/(a)/.  2,950     120,861
DISH Network Corp. -- Class A..................  1,600      45,568
Interpublic Group of Cos., Inc. (The)..........  1,850      18,001
John Wiley & Sons, Inc. -- Class A.............    500      22,200
Lamar Advertising Co./(a)/.....................    150       4,125
Liberty Global, Inc./(a)/......................  2,850     116,936
McGraw-Hill Cos., Inc. (The)...................  2,650     119,170
Morningstar, Inc...............................    250      14,863
Omnicom Group, Inc.............................  2,900     129,282
Pandora Media, Inc./(a)/.......................     94         941
Regal Entertainment Group -- Class A...........    250       2,985
Scripps Networks Interactive, Inc. -- Class A..  1,000      42,420
Sirius XM Radio, Inc./(a)/..................... 41,800      76,076
Thomson Reuters Corp...........................  1,850      49,340
Time Warner Cable, Inc. -- Class A.............  3,600     228,852
Viacom, Inc. -- Class B........................  6,150     279,271
Virgin Media, Inc..............................  3,350      71,623
                                                       -----------
                                                         2,085,615
                                                       -----------
MULTILINE RETAIL -- 0.7%
Big Lots, Inc./(a)/............................    250       9,440
Dollar General Corp./(a)/......................  1,050      43,197
Dollar Tree, Inc./(a)/.........................  1,325     110,121
Family Dollar Stores, Inc......................  1,300      74,958
Kohl's Corp....................................  2,450     120,907
Macy's, Inc....................................    550      17,699
Nordstrom, Inc.................................  1,750      86,993
Target Corp....................................    368      18,849
                                                       -----------
                                                           482,164
                                                       -----------

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
SPECIALTY RETAIL -- 2.6%
Aaron's, Inc................................    675 $    18,009
Abercrombie & Fitch Co. -- Class A..........    800      39,072
Advance Auto Parts, Inc.....................    800      55,704
AutoNation, Inc./(a)/.......................    200       7,374
AutoZone, Inc./(a)/.........................    300      97,491
Bed Bath & Beyond, Inc./(a)/................  2,650     153,620
CarMax, Inc./(a)/...........................    450      13,716
Chico's FAS, Inc............................  1,150      12,811
Dick's Sporting Goods, Inc..................  1,000      36,880
DSW, Inc....................................    200       8,842
Guess?, Inc.................................    650      19,383
Home Depot, Inc. (The)...................... 10,201     428,850
J Crew Group, Inc...........................    550           0
Limited Brands, Inc.........................  2,550     102,893
O'Reilly Automotive, Inc./(a)/..............  1,400     111,930
PetSmart, Inc...............................  1,200      61,548
Ross Stores, Inc............................  2,500     118,825
Sally Beauty Holdings, Inc./(a)/............    900      19,017
Tiffany & Co................................  1,350      89,451
TJX Cos., Inc...............................  4,050     261,427
Tractor Supply Co...........................    800      56,120
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.    500      32,460
Urban Outfitters, Inc./(a)/.................  1,250      34,450
Williams-Sonoma, Inc........................    650      25,025
                                                    -----------
                                                      1,804,898
                                                    -----------

TEXTILES, APPAREL & LUXURY GOODS -- 1.1%
Coach, Inc..................................  3,150     192,276
Deckers Outdoor Corp./(a)/..................    450      34,006
Fossil, Inc./(a)/...........................    550      43,648
Hanesbrands, Inc./(a)/......................  1,000      21,860
NIKE, Inc. -- Class B.......................  3,800     366,206
PVH Corp....................................    100       7,049
Ralph Lauren Corp...........................    700      96,656
Under Armour, Inc./(a)/.....................    400      28,716
                                                    -----------
                                                        790,417
                                                    -----------
                                                      9,779,654
                                                    -----------

CONSUMER STAPLES -- 12.6%

BEVERAGES -- 4.1%
Brown-Forman Corp. -- Class B...............    950      76,485
Coca-Cola Co. (The)......................... 20,900   1,462,373
Coca-Cola Enterprises, Inc..................  2,550      65,739
Dr Pepper Snapple Group, Inc................  2,250      88,830
Hansen Natural Corp./(a)/...................    750      69,105
PepsiCo, Inc./NC............................ 16,787   1,113,817
                                                    -----------
                                                      2,876,349
                                                    -----------

FOOD & STAPLES RETAILING -- 2.8%
Costco Wholesale Corp.......................  4,650     387,438
Kroger Co. (The)............................  4,750     115,045
Sysco Corp..................................  6,100     178,913
Wal-Mart Stores, Inc........................ 14,322     855,883
Walgreen Co.................................  9,100     300,846
Whole Foods Market, Inc.....................  1,650     114,807
                                                    -----------
                                                      1,952,932
                                                    -----------

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
FOOD PRODUCTS -- 1.3%
Bunge Ltd.........................................    400  $   22,880
Campbell Soup Co..................................  1,400      46,536
ConAgra Foods, Inc................................    550      14,520
Corn Products International, Inc..................    650      34,184
Flowers Foods, Inc................................  1,150      21,827
General Mills, Inc................................  5,050     204,070
Green Mountain Coffee Roasters, Inc./(a)/.........  1,300      58,305
Hershey Co. (The).................................  1,200      74,136
HJ Heinz Co.......................................  2,000     108,080
Hormel Foods Corp.................................    750      21,968
Kellogg Co........................................  2,350     118,839
McCormick & Co., Inc./MD..........................    950      47,899
Mead Johnson Nutrition Co. -- Class A.............    400      27,492
Sara Lee Corp.....................................  5,150      97,438
                                                           ----------
                                                              898,174
                                                           ----------

HOUSEHOLD PRODUCTS -- 1.3%
Church & Dwight Co., Inc..........................    900      41,184
Clorox Co. (The)..................................    100       6,656
Colgate-Palmolive Co..............................  4,700     434,233
Kimberly-Clark Corp...............................  3,600     264,816
Procter & Gamble Co. (The)........................  2,000     133,420
                                                           ----------
                                                              880,309
                                                           ----------

PERSONAL PRODUCTS -- 0.4%
Avon Products, Inc................................  4,550      79,488
Estee Lauder Cos., Inc. (The) -- Class A..........  1,200     134,784
Herbalife Ltd.....................................  1,250      64,588
                                                           ----------
                                                              278,860
                                                           ----------

TOBACCO -- 2.7%
Altria Group, Inc................................. 16,550     490,707
Philip Morris International, Inc.................. 17,077   1,340,203
Reynolds American, Inc............................  1,100      45,562
                                                           ----------
                                                            1,876,472
                                                           ----------
                                                            8,763,096
                                                           ----------

INDUSTRIALS -- 12.5%

AEROSPACE & DEFENSE -- 3.4%
Alliant Techsystems, Inc..........................     50       2,858
BE Aerospace, Inc./(a)/...........................    950      36,775
Boeing Co. (The)..................................  6,900     506,115
Goodrich Corp.....................................    550      68,035
Honeywell International, Inc......................  8,300     451,105
Lockheed Martin Corp..............................  2,700     218,430
Precision Castparts Corp..........................  1,550     255,424
Rockwell Collins, Inc.............................  1,550      85,824
Spirit Aerosystems Holdings, Inc. -- Class A/(a)/.    250       5,195
Textron, Inc......................................    150       2,774
TransDigm Group, Inc./(a)/........................    550      52,624
United Technologies Corp..........................  9,150     668,773
                                                           ----------
                                                            2,353,932
                                                           ----------

AIR FREIGHT & LOGISTICS -- 1.2%
CH Robinson Worldwide, Inc........................  1,750     122,115
Expeditors International of Washington, Inc.......  2,250      92,160
FedEx Corp........................................    200      16,702

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
AIR FREIGHT & LOGISTICS (CONTINUED)
United Parcel Service, Inc. -- Class B. 7,750  $   567,222
UTI Worldwide, Inc.....................   950       12,626
                                               -----------
                                                   810,825
                                               -----------

AIRLINES -- 0.2%
AMR Corp./(a)/......................... 1,650          578
Copa Holdings SA -- Class A............   350       20,534
Delta Air Lines, Inc./(a)/............. 5,300       42,877
Southwest Airlines Co.................. 1,450       12,412
United Continental Holdings, Inc./(a)/. 2,977       56,176
                                               -----------
                                                   132,577
                                               -----------

BUILDING PRODUCTS -- 0.1%
Armstrong World Industries, Inc./(a)/..    50        2,194
Lennox International, Inc..............   550       18,562
Masco Corp............................. 3,700       38,776
                                               -----------
                                                    59,532
                                               -----------

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Avery Dennison Corp....................    50        1,434
Copart, Inc./(a)/......................   600       28,734
Covanta Holding Corp...................    50          685
Iron Mountain, Inc..................... 1,900       58,520
KAR Auction Services, Inc./(a)/........    50          675
Stericycle, Inc./(a)/..................   900       70,128
Waste Connections, Inc................. 1,025       33,968
                                               -----------
                                                   194,144
                                               -----------

CONSTRUCTION & ENGINEERING -- 0.2%
AECOM Technology Corp./(a)/............   550       11,314
Chicago Bridge & Iron Co. NV...........   600       22,680
Fluor Corp............................. 1,850       92,962
KBR, Inc...............................   100        2,787
                                               -----------
                                                   129,743
                                               -----------

ELECTRICAL EQUIPMENT -- 1.1%
AMETEK, Inc............................ 1,627       68,497
Babcock & Wilcox Co. (The)/(a)/........ 1,250       30,175
Cooper Industries PLC.................. 1,150       62,273
Emerson Electric Co.................... 7,950      370,390
First Solar, Inc./(a)/.................   650       21,944
General Cable Corp./(a)/...............   250        6,253
GrafTech International Ltd./(a)/.......    50          683
Polypore International, Inc./(a)/......   400       17,596
Rockwell Automation, Inc............... 1,550      113,723
Roper Industries, Inc.................. 1,050       91,213
Thomas & Betts Corp./(a)/..............   150        8,190
                                               -----------
                                                   790,937
                                               -----------

INDUSTRIAL CONGLOMERATES -- 1.2%
3M Co.................................. 6,600      539,418
Carlisle Cos., Inc.....................    50        2,215
Danaher Corp........................... 5,780      271,891
                                               -----------
                                                   813,524
                                               -----------

MACHINERY -- 3.4%
Caterpillar, Inc....................... 6,800      616,080
Cummins, Inc........................... 2,100      184,842

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
MACHINERY (CONTINUED)
Deere & Co.................................  4,400 $   340,340
Donaldson Co., Inc.........................    800      54,464
Dover Corp.................................  1,550      89,977
Eaton Corp.................................  1,350      58,765
Flowserve Corp.............................    550      54,626
Gardner Denver, Inc........................    550      42,383
Graco, Inc.................................    650      26,579
Harsco Corp................................     50       1,029
IDEX Corp..................................    800      29,688
Illinois Tool Works, Inc...................  4,350     203,188
Ingersoll-Rand PLC.........................  2,700      82,269
Joy Global, Inc............................  1,150      86,215
Kennametal, Inc............................    100       3,652
Lincoln Electric Holdings, Inc.............    550      21,516
Manitowoc Co., Inc. (The)..................  1,400      12,866
Navistar International Corp./(a)/..........    400      15,152
Nordson Corp...............................    650      26,767
PACCAR, Inc................................  3,800     142,386
Pall Corp..................................  1,250      71,437
Parker Hannifin Corp.......................    650      49,563
Snap-On, Inc...............................    100       5,062
SPX Corp...................................    150       9,041
Timken Co..................................    800      30,968
Toro Co. (The).............................    350      21,231
Valmont Industries, Inc....................    250      22,698
WABCO Holdings, Inc./(a)/..................    700      30,380
Wabtec Corp./DE............................    500      34,975
                                                   -----------
                                                     2,368,139
                                                   -----------

MARINE -- 0.0%
Kirby Corp./(a)/...........................    400      26,336
                                                   -----------

PROFESSIONAL SERVICES -- 0.3%
Dun & Bradstreet Corp. (The)...............    550      41,156
Equifax, Inc...............................     50       1,937
IHS, Inc. -- Class A/(a)/..................    550      47,388
Nielsen Holdings NV........................    703      20,872
Robert Half International, Inc.............  1,550      44,113
Towers Watson & Co.........................    150       8,990
Verisk Analytics, Inc. -- Class A/(a)/.....  1,057      42,417
                                                   -----------
                                                       206,873
                                                   -----------

ROAD & RAIL -- 0.7%
Con-way, Inc...............................     50       1,458
CSX Corp................................... 11,650     245,349
Hertz Global Holdings, Inc./(a)/...........  2,600      30,472
JB Hunt Transport Services, Inc............    950      42,817
Kansas City Southern/(a)/..................    900      61,209
Landstar System, Inc.......................    500      23,960
Union Pacific Corp.........................    850      90,049
                                                   -----------
                                                       495,314
                                                   -----------

TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Fastenal Co................................  3,050     133,010
MSC Industrial Direct Co., Inc. -- Class A.    500      35,775
WESCO International, Inc./(a)/.............    200      10,602
WW Grainger, Inc...........................    650     121,674
                                                   -----------
                                                       301,061
                                                   -----------
                                                     8,682,937
                                                   -----------

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                             SHARES U.S. $ VALUE
-----------------------------------------------------------------------
HEALTH CARE -- 12.3%

BIOTECHNOLOGY -- 2.1%
Alexion Pharmaceuticals, Inc./(a)/................. 1,950   $  139,425
Amylin Pharmaceuticals, Inc./(a)/.................. 1,350       15,363
Biogen Idec, Inc./(a)/............................. 2,600      286,130
BioMarin Pharmaceutical, Inc./(a)/................. 1,150       39,537
Celgene Corp./(a)/................................. 4,863      328,739
Dendreon Corp./(a)/................................ 1,450       11,020
Gilead Sciences, Inc./(a)/......................... 8,283      339,023
Human Genome Sciences, Inc./(a)/................... 2,000       14,780
Myriad Genetics, Inc./(a)/.........................   900       18,846
Pharmasset, Inc./(a)/..............................   800      102,560
Regeneron Pharmaceuticals, Inc./(a)/...............   800       44,344
United Therapeutics Corp./(a)/.....................   550       25,988
Vertex Pharmaceuticals, Inc./(a)/.................. 1,850       61,438
                                                            ----------
                                                             1,427,193
                                                            ----------

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.8%
Baxter International, Inc.......................... 5,400      267,192
Becton Dickinson and Co............................ 2,350      175,592
CareFusion Corp./(a)/..............................   700       17,787
Cooper Cos., Inc. (The)............................   150       10,578
Covidien PLC....................................... 2,800      126,028
CR Bard, Inc.......................................   900       76,950
DENTSPLY International, Inc........................   600       20,994
Edwards Lifesciences Corp./(a)/.................... 1,250       88,375
Gen-Probe, Inc./(a)/...............................   500       29,560
Hill-Rom Holdings, Inc.............................   600       20,214
IDEXX Laboratories, Inc./(a)/......................   600       46,176
Intuitive Surgical, Inc./(a)/......................   450      208,354
Medtronic, Inc..................................... 9,750      372,937
ResMed, Inc./(a)/.................................. 1,600       40,640
Sirona Dental Systems, Inc./(a)/...................   600       26,424
St Jude Medical, Inc............................... 3,400      116,620
Stryker Corp....................................... 3,350      166,529
Thoratec Corp./(a)/................................   600       20,136
Varian Medical Systems, Inc./(a)/.................. 1,250       83,913
                                                            ----------
                                                             1,914,999
                                                            ----------

HEALTH CARE PROVIDERS & SERVICES -- 1.9%
Amerigroup Corp./(a)/..............................   300       17,724
AmerisourceBergen Corp. -- Class A................. 2,900      107,851
Brookdale Senior Living, Inc./(a)/.................   900       15,651
Cardinal Health, Inc............................... 1,850       75,129
Catalyst Health Solutions, Inc./(a)/...............   450       23,400
DaVita, Inc./(a)/.................................. 1,050       79,600
Express Scripts, Inc. -- Class A/(a)/.............. 5,121      228,857
HCA Holdings, Inc./(a)/............................   700       15,421
Health Management Associates, Inc. -- Class A/(a)/. 2,600       19,162
Henry Schein, Inc./(a)/............................   500       32,215
Laboratory Corp. of America Holdings/(a)/.......... 1,100       94,567
Lincare Holdings, Inc..............................   925       23,782
McKesson Corp...................................... 2,700      210,357
Medco Health Solutions, Inc./(a)/.................. 4,250      237,575
Mednax, Inc./(a)/..................................   500       36,005
Patterson Cos., Inc................................   500       14,760
Quest Diagnostics, Inc............................. 1,450       84,187
Tenet Healthcare Corp./(a)/........................   250        1,283
Universal Health Services, Inc. -- Class B.........   950       36,917
                                                            ----------
                                                             1,354,443
                                                            ----------

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY -- 0.2%
Allscripts-Misys Healthcare Solutions, Inc./(a)/....  1,600  $   30,304
Cerner Corp./(a)/...................................  1,500      91,875
SXC Health Solutions Corp...........................    650      36,712
                                                             ----------
                                                                158,891
                                                             ----------

LIFE SCIENCES TOOLS & SERVICES -- 0.5%
Agilent Technologies, Inc./(a)/.....................  3,600     125,748
Bruker Corp./(a)/...................................    900      11,178
Charles River Laboratories International, Inc./(a)/.    550      15,031
Covance, Inc./(a)/..................................    650      29,718
Illumina, Inc./(a)/.................................  1,300      39,624
Life Technologies Corp./(a)/........................    150       5,837
Mettler-Toledo International, Inc./(a)/.............    350      51,698
Techne Corp.........................................    400      27,304
Waters Corp./(a)/...................................  1,000      74,050
                                                             ----------
                                                                380,188
                                                             ----------

PHARMACEUTICALS -- 4.8%
Abbott Laboratories................................. 15,480     870,440
Allergan, Inc./United States........................  3,250     285,155
Eli Lilly & Co......................................  3,500     145,460
Endo Pharmaceuticals Holdings, Inc./(a)/............  1,250      43,162
Hospira, Inc./(a)/..................................  1,500      45,555
Johnson & Johnson...................................  5,900     386,922
Mylan, Inc./PA/(a)/.................................  4,197      90,068
Perrigo Co..........................................    900      87,570
Valeant Pharmaceuticals International, Inc./(a)/.... 28,108   1,312,363
Warner Chilcott PLC.................................  1,650      24,965
Watson Pharmaceuticals, Inc./(a)/...................  1,300      78,442
                                                             ----------
                                                              3,370,102
                                                             ----------
                                                              8,605,816
                                                             ----------

ENERGY -- 10.9%

ENERGY EQUIPMENT & SERVICES -- 2.8%
Atwood Oceanics, Inc./(a)/..........................    150       5,969
Baker Hughes, Inc...................................  1,750      85,120
Cameron International Corp./(a)/....................  1,920      94,445
CARBO Ceramics, Inc.................................    200      24,666
Core Laboratories NV................................    500      56,975
Diamond Offshore Drilling, Inc......................    350      19,341
Dresser-Rand Group, Inc./(a)/.......................    850      42,423
FMC Technologies, Inc./(a)/.........................  2,550     133,186
Halliburton Co......................................  9,650     333,021
Helmerich & Payne, Inc..............................    950      55,442
McDermott International, Inc........................  2,150      24,747
Oceaneering International, Inc......................  1,150      53,049
Oil States International, Inc./(a)/.................    450      34,367
Patterson-UTI Energy, Inc...........................    150       2,997
Rowan Cos., Inc./(a)/...............................    200       6,066
RPC, Inc............................................    450       8,213
Schlumberger Ltd.................................... 14,390     982,981
Superior Energy Services, Inc./(a)/.................    850      24,174
Tidewater, Inc......................................     50       2,465
                                                             ----------
                                                              1,989,647
                                                             ----------

OIL, GAS & CONSUMABLE FUELS -- 8.1%
Alpha Natural Resources, Inc./(a)/..................  1,350      27,581
Anadarko Petroleum Corp.............................    800      61,064

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Apache Corp..............................  1,200 $   108,696
Arch Coal, Inc...........................    200       2,902
Brigham Exploration Co...................  1,250      45,600
Cabot Oil & Gas Corp.....................  1,100      83,490
Chevron Corp.............................  1,250     133,000
Cimarex Energy Co........................    250      15,475
Cobalt International Energy, Inc./(a)/...  1,150      17,848
Concho Resources, Inc./(a)/..............  1,100     103,125
Consol Energy, Inc.......................  2,390      87,713
Continental Resources, Inc./OK/(a)/......    450      30,019
Denbury Resources, Inc./(a)/.............  3,550      53,605
El Paso Corp.............................  7,600     201,932
EOG Resources, Inc.......................  2,900     285,679
EQT Corp.................................    550      30,134
EXCO Resources, Inc......................  1,450      15,153
Exxon Mobil Corp......................... 38,820   3,290,383
Forest Oil Corp./(a)/....................    950      12,873
HollyFrontier Corp.......................  2,008      46,987
Kinder Morgan, Inc./Delaware.............  1,200      38,604
Kosmos Energy Ltd........................    250       3,065
Murphy Oil Corp..........................    300      16,722
Newfield Exploration Co./(a)/............    800      30,184
Noble Energy, Inc........................    400      37,756
Occidental Petroleum Corp................  2,500     234,250
Peabody Energy Corp......................  2,800      92,708
Pioneer Natural Resources Co.............  1,000      89,480
QEP Resources, Inc.......................  1,450      42,485
Quicksilver Resources, Inc./(a)/.........     50         336
Range Resources Corp.....................  1,700     105,298
SandRidge Energy, Inc./(a)/..............  4,250      34,680
SM Energy Co.............................    550      40,205
Southwestern Energy Co./(a)/.............  3,600     114,984
Ultra Petroleum Corp.....................  1,600      47,408
Whiting Petroleum Corp./(a)/.............  1,250      58,362
                                                 -----------
                                                   5,639,786
                                                 -----------
                                                   7,629,433
                                                 -----------

MATERIALS -- 5.3%

CHEMICALS -- 3.8%
Air Products & Chemicals, Inc............  2,250     191,677
Airgas, Inc..............................    850      66,368
Albemarle Corp...........................  1,000      51,510
Celanese Corp. -- Class A................  1,650      73,046
CF Industries Holdings, Inc..............    635      92,062
Eastman Chemical Co......................  1,500      58,590
Ecolab, Inc..............................  3,356     194,010
EI du Pont de Nemours & Co...............  9,800     448,644
FMC Corp.................................    750      64,530
Huntsman Corp............................    400       4,000
International Flavors & Fragrances, Inc..    850      44,557
Intrepid Potash, Inc./(a)/...............    550      12,447
Kronos Worldwide, Inc....................    200       3,608
LyondellBasell Industries NV.............    200       6,498
Monsanto Co..............................  5,650     395,895
Mosaic Co. (The).........................  2,950     148,769
PPG Industries, Inc......................  1,700     141,933
Praxair, Inc.............................  3,250     347,425
Rockwood Holdings, Inc./(a)/.............    700      27,559
Scotts Miracle-Gro Co. (The) -- Class A..    400      18,676

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
CHEMICALS (CONTINUED)
Sherwin-Williams Co. (The)..................    950 $    84,807
Sigma-Aldrich Corp..........................  1,300      81,198
Solutia, Inc./(a)/..........................  1,300      22,464
Valspar Corp................................    200       7,794
Westlake Chemical Corp......................     50       2,012
WR Grace & Co./(a)/.........................    700      32,144
                                                    -----------
                                                      2,622,223
                                                    -----------

CONSTRUCTION MATERIALS -- 0.0%
Martin Marietta Materials, Inc..............    250      18,852
                                                    -----------

CONTAINERS & PACKAGING -- 0.3%
Ball Corp...................................  1,700      60,707
Crown Holdings, Inc./(a)/...................  1,650      55,407
Packaging Corp. of America..................    950      23,978
Rock-Tenn Co................................    750      43,275
Silgan Holdings, Inc........................    500      19,320
Temple-Inland, Inc..........................    300       9,513
                                                    -----------
                                                        212,200
                                                    -----------

METALS & MINING -- 1.1%
AK Steel Holding Corp.......................    200       1,652
Allegheny Technologies, Inc.................  1,150      54,970
Allied Nevada Gold Corp./(a)/...............    950      28,766
Carpenter Technology Corp...................    450      23,166
Cliffs Natural Resources, Inc...............  1,550      96,642
Compass Minerals International, Inc.........    350      24,098
Freeport-McMoRan Copper & Gold, Inc.........  9,996     367,753
Molycorp, Inc./(a)/.........................    600      14,388
Reliance Steel & Aluminum Co................    100       4,869
Royal Gold, Inc.............................    600      40,458
Schnitzer Steel Industries, Inc. -- Class A.     50       2,114
Southern Copper Corp........................  1,800      54,324
Steel Dynamics, Inc.........................  1,700      22,355
Titanium Metals Corp........................    450       6,741
Walter Energy, Inc..........................    650      39,364
                                                    -----------
                                                        781,660
                                                    -----------

PAPER & FOREST PRODUCTS -- 0.1%
International Paper Co......................  1,050      31,080
                                                    -----------
                                                      3,666,015
                                                    -----------

FINANCIALS -- 3.8%

CAPITAL MARKETS -- 1.0%
Affiliated Managers Group, Inc./(a)/........    400      38,380
BlackRock, Inc. -- Class A..................    460      81,990
Charles Schwab Corp. (The).................. 11,060     124,536
Eaton Vance Corp............................  1,250      29,550
Federated Investors, Inc. -- Class B........    750      11,363
Franklin Resources, Inc.....................  1,550     148,893
Greenhill & Co., Inc........................    300      10,911
Lazard Ltd. -- Class A......................  1,150      30,026
LPL Investment Holdings, Inc./(a)/..........    294       8,979
SEI Investments Co..........................  1,550      26,893
T Rowe Price Group, Inc.....................  2,750     156,612
TD Ameritrade Holding Corp..................  2,300      35,995
Waddell & Reed Financial, Inc. -- Class A...    900      22,293
                                                    -----------
                                                        726,421
                                                    -----------

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMMERCIAL BANKS -- 0.2%
Wells Fargo & Co................................. 3,650  $   100,594
                                                         -----------

CONSUMER FINANCE -- 0.5%
American Express Co.............................. 6,707      316,369
Discover Financial Services......................   550       13,200
Green Dot Corp./(a)/.............................   300        9,366
                                                         -----------
                                                             338,935
                                                         -----------

DIVERSIFIED FINANCIAL SERVICES -- 0.4%
CBOE Holdings, Inc...............................   560       14,482
IntercontinentalExchange, Inc./(a)/..............   800       96,440
Moody's Corp..................................... 2,100       70,728
MSCI, Inc. -- Class A/(a)/....................... 1,250       41,162
NASDAQ OMX Group, Inc. (The)/(a)/................   150        3,677
NYSE Euronext....................................   850       22,185
                                                         -----------
                                                             248,674
                                                         -----------

INSURANCE -- 0.0%
Erie Indemnity Co. -- Class A....................   300       23,448
Validus Holdings Ltd.............................   100        3,150
                                                         -----------
                                                              26,598
                                                         -----------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.6%
Apartment Investment & Management Co. -- Class A.   850       19,474
Boston Properties, Inc........................... 1,300      129,480
Camden Property Trust............................   550       34,232
Corporate Office Properties Trust................   200        4,252
Digital Realty Trust, Inc........................ 1,100       73,337
Equity Residential...............................   250       14,258
Essex Property Trust, Inc........................   200       28,102
Federal Realty Investment Trust..................   500       45,375
Macerich Co. (The)...............................   500       25,300
Plum Creek Timber Co., Inc....................... 1,050       38,388
Public Storage................................... 1,450      194,967
Rayonier, Inc.................................... 1,275       56,903
Simon Property Group, Inc........................ 2,569      331,247
UDR, Inc.........................................   150        3,765
Ventas, Inc...................................... 1,550       85,451
Vornado Realty Trust.............................   200       15,372
Weyerhaeuser Co.................................. 1,650       30,805
                                                         -----------
                                                           1,130,708
                                                         -----------

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc./(a)/............................ 3,000       45,660
Jones Lang LaSalle, Inc..........................   350       21,441
                                                         -----------
                                                              67,101
                                                         -----------

THRIFTS & MORTGAGE FINANCE -- 0.0%
Hudson City Bancorp, Inc.........................   480        3,000
People's United Financial, Inc...................   750        9,637
                                                         -----------
                                                              12,637
                                                         -----------
                                                           2,651,668
                                                         -----------

TELECOMMUNICATION SERVICES -- 1.2%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
Level 3 Communications, Inc./(a)/................   272        4,621
tw Telecom, Inc./(a)/............................ 1,350       26,163
Verizon Communications, Inc...................... 6,700      268,804
Windstream Corp.................................. 3,000       35,220
                                                         -----------
                                                             334,808
                                                         -----------

COMPANY                                           SHARES   U.S. $ VALUE
------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
American Tower Corp.............................   4,150   $    249,042
Clearwire Corp. -- Class A/(a)/.................   1,650          3,201
Crown Castle International Corp./(a)/...........   3,000        134,400
MetroPCS Communications, Inc./(a)/..............   2,850         24,738
NII Holdings, Inc. -- Class B/(a)/..............   1,550         33,015
SBA Communications Corp. -- Class A/(a)/........   1,200         51,552
                                                           ------------
                                                                495,948
                                                           ------------
                                                                830,756
                                                           ------------

UTILITIES -- 0.1%

ELECTRIC UTILITIES -- 0.1%
ITC Holdings Corp...............................     550         41,734
                                                           ------------

GAS UTILITIES -- 0.0%
National Fuel Gas Co............................     150          8,337
Oneok, Inc......................................     100          8,669
                                                           ------------
                                                                 17,006
                                                           ------------

WATER UTILITIES -- 0.0%
Aqua America, Inc...............................     150          3,307
                                                           ------------
                                                                 62,047
                                                           ------------
Total Common Stocks
 (cost $50,618,653).............................             69,825,328
                                                           ------------

RIGHTS -- 0.0%

HEALTH CARE -- 0.0%
Celgene Corp./(a)/
 (cost $224)....................................      50             70
                                                           ------------

TOTAL COMMON STOCKS AND RIGHTS- 0.0%
 (cost $50,618,877)                                          69,825,398
                                                           ------------

                                                 PRINCIPAL
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.3%
TIME DEPOSIT -- 0.3%
JP Morgan Nassau
 0.05%, 1/03/12
 (amortized cost $181,718)......................  $  182        181,718
                                                           ------------

TOTAL INVESTMENTS -- 100.5%
 (cost/amortized cost $50,800,595)..............             70,007,116
Liabilities in excess of other assets -- (0.5)%.               (336,898)
                                                           ------------
NET ASSETS -- 100.0%                                       $ 69,670,218
                                                           ============

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

FUTURES CONTRACTS

                                                                           UNREALIZED
                     NUMBER OF   EXPIRATION   ORIGINAL     VALUE AT      APPRECIATION/
       TYPE          CONTRACTS      DATE       VALUE   DECEMBER 31, 2011 (DEPRECIATION)
        ----         --------- -------------- -------- ----------------- --------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     3     March 16, 2012 $186,070     $187,880          $1,810

-----------

(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $368,632 as of December 31, 2011.

   Glossary:
   REIT -- Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

                                    FSA-25

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $20,868,597)..................... $22,596,192
  Short-term debt securities -- at value (amortized cost: $371,027).     371,027
Cash................................................................     100,000
Receivable for investments securities sold..........................     376,882
Interest and dividends receivable...................................     294,145
Fees receivable from contractowners.................................       5,931
                                                                     -----------
   Total assets.....................................................  23,744,177
                                                                     -----------

LIABILITIES:
Payable for investments securities purchased........................     604,125
Due to AXA Equitable's General Account..............................     408,599
Accrued custody and bank fees.......................................       6,061
Administrative fees payable.........................................      16,531
Asset management fee payable........................................      17,083
Accrued expenses....................................................       1,906
                                                                     -----------
   Total liabilities................................................   1,054,305
                                                                     -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION........ $22,689,872
                                                                     ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           15      $36,649.94
RIA...........        6,787          335.56
MRP...........      288,166           68.89

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
Dividend..................................................... $   210,409
Interest.....................................................         447
                                                              -----------
Investment income............................................     210,856
                                                              -----------
Other income.................................................       2,424
                                                              -----------
Total income.................................................     213,280
                                                              -----------

EXPENSES (NOTE 7):
Asset management fees........................................    (151,342)
Custody and bank fees........................................     (21,880)
                                                              -----------
Total expenses...............................................    (173,222)
                                                              -----------

NET INVESTMENT INCOME........................................      40,058
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Net realized gain from investment transactions...............   4,698,122

Change in unrealized depreciation of investments.............  (3,793,310)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............     904,812
                                                              -----------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS........ $   944,870
                                                              ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                          YEAR ENDED
                                                                                        YEAR ENDED     DECEMBER 31, 2010
                                                                                     DECEMBER 31, 2011   AS RESTATED*
                                                                                     ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.............................................................    $    40,058       $   204,904
  Net realized gain on investments..................................................      4,698,122         5,459,574
  Change in unrealized appreciation/(depreciation) of investments...................     (3,793,310)          966,040
                                                                                        -----------       -----------
  Net increase in net assets attributable to operations.............................        944,870         6,630,518
                                                                                        -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.....................................................................      4,212,366         3,176,174
  Withdrawals.......................................................................     (7,168,701)       (5,360,094)
  Assets management fees (Note 7)...................................................        (80,038)          (71,421)
  Administrative fees (Note 7)......................................................       (224,391)         (203,865)
                                                                                        -----------       -----------

  Net decrease in net assets attributable to contractowner transactions.............     (3,260,764)       (2,459,206)
                                                                                        -----------       -----------

INCREASE (DECREASE) IN NET ASSETS...................................................     (2,315,894)        4,171,312

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.     25,005,766        20,834,454
                                                                                        -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.......    $22,689,872       $25,005,766
                                                                                        ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMMON STOCKS -- 99.6%

TECHNOLOGY -- 22.4%

COMMUNICATIONS TECHNOLOGY -- 0.9%
ADTRAN, Inc......................................  6,880 $   207,501
                                                         -----------

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 12.1%
ANSYS, Inc./(a)/.................................  5,070     290,410
Cadence Design Systems, Inc./(a)/................ 31,020     322,608
Citrix Systems, Inc./(a)/........................  5,940     360,677
Fortinet, Inc./(a)/.............................. 10,130     220,935
Informatica Corp./(a)/...........................  5,185     191,482
Intuit, Inc......................................  9,490     499,079
MICROS Systems, Inc./(a)/........................  7,385     343,993
Red Hat, Inc./(a)/...............................  7,265     299,972
TIBCO Software, Inc./(a)/........................  9,205     220,092
                                                         -----------
                                                           2,749,248
                                                         -----------

COMPUTER TECHNOLOGY -- 1.5%
NVIDIA Corp./(a)/................................ 24,490     339,431
                                                         -----------

ELECTRONIC COMPONENTS -- 1.0%
Acacia Research -- Acacia Technologies/(a)/......  6,310     230,378
                                                         -----------

ELECTRONIC ENTERTAINMENT -- 1.3%
Activision Blizzard, Inc......................... 23,210     285,947
                                                         -----------

SEMICONDUCTORS & COMPONENT -- 3.8%
Analog Devices, Inc.............................. 10,215     365,493
Fairchild Semiconductor International, Inc./(a)/. 15,915     191,616
Marvell Technology Group Ltd./(a)/............... 22,400     310,240
                                                         -----------
                                                             867,349
                                                         -----------

TELECOMMUNICATIONS EQUIPMENT -- 1.8%
Crown Castle International Corp./(a)/............  9,010     403,648
                                                         -----------
                                                           5,083,502
                                                         -----------

PRODUCER DURABLES -- 19.6%

AEROSPACE -- 1.2%
TransDigm Group, Inc./(a)/.......................  2,870     274,602
                                                         -----------

BACK OFFICE SUPPORT, HR & CONSULTING -- 4.2%
CoStar Group, Inc./(a)/..........................  3,759     250,838
Robert Half International, Inc................... 10,500     298,830
RPX Corp./(a)/................................... 14,980     189,497
Towers Watson & Co...............................  3,700     221,741
                                                         -----------
                                                             960,906
                                                         -----------

DIVERSIFIED MANUFACTURING OPERATIONS -- 1.5%
Dover Corp.......................................  5,850     339,593
                                                         -----------

MACHINERY: INDUSTRIAL -- 3.9%
Actuant Corp. -- Class A......................... 12,730     288,844
Gardner Denver, Inc..............................  4,240     326,734
Joy Global, Inc..................................  3,630     272,141
                                                         -----------
                                                             887,719
                                                         -----------

RAILROADS -- 1.5%
Kansas City Southern/(a)/........................  5,010     340,730
                                                         -----------

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER -- 1.0%
IDEX Corp........................................  6,400 $   237,504
                                                         -----------

SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 2.3%
AMETEK, Inc......................................  6,775     285,227
Thomas & Betts Corp./(a)/........................  4,150     226,590
                                                         -----------
                                                             511,817
                                                         -----------

SCIENTIFIC INSTRUMENTS: GAUGES & METERS -- 1.1%
Agilent Technologies, Inc./(a)/..................  7,165     250,273
                                                         -----------

TRUCKERS -- 2.9%
JB Hunt Transport Services, Inc..................  7,680     346,137
Landstar System, Inc.............................  6,380     305,730
                                                         -----------
                                                             651,867
                                                         -----------
                                                           4,455,011
                                                         -----------

HEALTH CARE -- 18.3%

HEALTH CARE MANAGEMENT SERVICES -- 2.6%
Catalyst Health Solutions, Inc./(a)/.............  5,500     286,000
Humana, Inc......................................  3,455     302,693
                                                         -----------
                                                             588,693
                                                         -----------

HEALTH CARE SERVICES -- 2.4%
HMS Holdings Corp./(a)/..........................  5,370     171,733
Mednax, Inc./(a)/................................  5,250     378,052
                                                         -----------
                                                             549,785
                                                         -----------

MEDICAL EQUIPMENT -- 2.2%
Intuitive Surgical, Inc./(a)/....................  1,045     483,845
                                                         -----------

MEDICAL SERVICES -- 0.9%
Covance, Inc./(a)/...............................  4,575     209,169
                                                         -----------

PHARMACEUTICALS -- 10.2%
Cardinal Health, Inc.............................  7,380     299,702
Mylan, Inc./PA/(a)/.............................. 15,085     323,724
Perrigo Co.......................................  2,755     268,062
Valeant Pharmaceuticals International, Inc./(a)/. 22,755   1,062,431
Watson Pharmaceuticals, Inc./(a)/................  5,910     356,609
                                                         -----------
                                                           2,310,528
                                                         -----------
                                                           4,142,020
                                                         -----------

CONSUMER DISCRETIONARY -- 15.6%

ADVERTISING AGENCIES -- 0.7%
Interpublic Group of Cos., Inc. (The)............ 15,545     151,253
                                                         -----------

CABLE TELEVISION SERVICES -- 1.3%
Liberty Media Corp. -- Liberty Capital/(a)/......  3,682     287,380
                                                         -----------

DIVERSIFIED RETAIL -- 1.5%
Liberty Interactive Corp./(a)/................... 11,800     191,337
Michael Kors Holdings Ltd./(a)/..................  5,402     147,204
                                                         -----------
                                                             338,541
                                                         -----------

HOTEL/MOTEL -- 2.3%
Starwood Hotels & Resorts Worldwide, Inc.........  4,650     223,060
Wyndham Worldwide Corp...........................  7,890     298,479
                                                         -----------
                                                             521,539
                                                         -----------

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------

LEISURE TIME -- 0.7%
HomeAway, Inc./(a)/..........................  6,960  $  161,820
                                                      ----------

RADIO & TV BROADCASTERS -- 1.3%
CBS Corp. -- Class B......................... 11,235     304,918
                                                      ----------

RECREATIONAL VEHICLES & BOATS -- 1.8%
Harley-Davidson, Inc......................... 10,600     412,022
                                                      ----------

RESTAURANTS -- 0.7%
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    455     153,672
                                                      ----------

SPECIALTY RETAIL -- 3.1%
Bed Bath & Beyond, Inc./(a)/.................  7,895     457,673
Limited Brands, Inc..........................  5,850     236,048
                                                      ----------
                                                         693,721
                                                      ----------

TEXTILES, APPAREL & SHOES -- 2.2%
Deckers Outdoor Corp./(a)/...................  4,035     304,925
PVH Corp.....................................  2,920     205,831
                                                      ----------
                                                         510,756
                                                      ----------
                                                       3,535,622
                                                      ----------

ENERGY -- 10.1%

OIL WELL EQUIPMENT & SERVICES -- 3.2%
Complete Production Services, Inc./(a)/......  6,770     227,201
Oceaneering International, Inc...............  5,330     245,873
Oil States International, Inc./(a)/..........  3,240     247,439
                                                      ----------
                                                         720,513
                                                      ----------

OIL: CRUDE PRODUCERS -- 6.9%
Cabot Oil & Gas Corp.........................  3,290     249,711
Concho Resources, Inc./Midland TX/(a)/.......  3,895     365,156
Continental Resources, Inc./(a)/.............  2,900     193,459
Newfield Exploration Co./(a)/................  4,165     157,145
Noble Energy, Inc............................  3,435     324,230
Range Resources Corp.........................  4,590     284,305
                                                      ----------
                                                       1,574,006
                                                      ----------
                                                       2,294,519
                                                      ----------

FINANCIAL SERVICES -- 6.3%

ASSET MANAGEMENT & CUSTODIAN -- 1.2%
Affiliated Managers Group, Inc./(a)/.........  2,935     281,613
                                                      ----------

FINANCIAL DATA & SYSTEMS -- 3.2%
Alliance Data Systems Corp./(a)/.............  3,290     341,634
Western Union Co. (The) -- Class W........... 20,910     381,816
                                                      ----------
                                                         723,450
                                                      ----------

SECURITIES BROKERAGE & SERVICES -- 1.9%
IntercontinentalExchange, Inc./(a)/..........  3,490     420,720
                                                      ----------
                                                       1,425,783
                                                      ----------

CONSUMER STAPLES -- 5.3%

BEVERAGE: SOFT DRINKS -- 0.9%
Green Mountain Coffee Roasters, Inc./(a)/....  4,675     209,674
                                                      ----------

-----------
The accompanying notes are an integral part of these financial statements.

COMPANY                                   SHARES   U.S. $ VALUE
---------------------------------------------------------------

DRUG & GROCERY STORE CHAINS -- 1.7%
Whole Foods Market, Inc.................   5,440   $   378,515
                                                   -----------

FOODS -- 2.0%
Herbalife Ltd...........................   4,420       228,382
Hershey Co. (The).......................   3,530       218,083
                                                   -----------
                                                       446,465
                                                   -----------

TOBACCO -- 0.7%
Lorillard, Inc..........................   1,510       172,140
                                                   -----------
                                                     1,206,794
                                                   -----------

MATERIALS & PROCESSING -- 2.0%

CHEMICALS: DIVERSIFIED -- 2.0%
Ecolab, Inc.............................   7,835       452,941
                                                   -----------
Total Common Stocks
 (cost $20,868,597).....................            22,596,192
                                                   -----------

                                         PRINCIPAL
                                          AMOUNT
                                           (000)
---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%

TIME DEPOSIT -- 1.6%
JP Morgan Nassau
 0.05%, 1/03/12
 (cost/amortized cost $371,027).........    $371       371,027
                                                   -----------

TOTAL INVESTMENTS -- 101.2%
 (cost/amortized cost $21,239,624)......            22,967,219
Other assets less liabilities -- (1.2)%.              (277,347)
                                                   -----------
NET ASSETS -- 100.0%                               $22,689,872
                                                   ===========

-----------
(a)Non-income producing security.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

                                                      AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE-PLUS AXA MODERATE
                                                       ALLOCATION*     ALLOCATION*         ALLOCATION*      ALLOCATION*
                                                      -------------- ---------------- --------------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $1,946,885      $1,594,687          $665,451        $11,721,732
Receivable for The Trusts shares sold................        6,498           7,529             7,098             80,826
Receivable for policy-related transactions...........           --              --                --                 --
                                                        ----------      ----------          --------        -----------
   Total assets......................................    1,953,383       1,602,216           672,549         11,802,558
                                                        ----------      ----------          --------        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --              --                --                 --
Payable for policy-related transactions..............        6,489           7,529             7,098             80,788
Payable for direct operating expenses................          252             176                94              1,515
                                                        ----------      ----------          --------        -----------
   Total liabilities.................................        6,741           7,705             7,192             82,303
                                                        ----------      ----------          --------        -----------
NET ASSETS...........................................   $1,946,642      $1,594,511          $665,357        $11,720,255
                                                        ==========      ==========          ========        ===========

NET ASSETS:
Accumulation Units...................................   $1,946,642      $1,594,511          $665,357        $11,720,184
Retained by AXA Equitable in Separate Account No. 66.           --              --                --                 71
                                                        ----------      ----------          --------        -----------
TOTAL NET ASSETS.....................................   $1,946,642      $1,594,511          $665,357        $11,720,255
                                                        ==========      ==========          ========        ===========

Investments in shares of The Trusts, at cost.........   $2,127,452      $1,638,259          $687,247        $12,099,522
The Trusts shares held
   Class A...........................................           --              --                --                 --
   Class B...........................................      218,728         169,787            72,513            935,940

                                                      AXA MODERATE-PLUS EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK BASIC
                                                         ALLOCATION*     SMALL CAP GROWTH*     VALUE EQUITY*
                                                      ----------------- -------------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $1,405,135           $310,528            $111,678
Receivable for The Trusts shares sold................         3,903                260                  93
Receivable for policy-related transactions...........            --                 --                  --
                                                         ----------           --------            --------
   Total assets......................................     1,409,038            310,788             111,771
                                                         ----------           --------            --------

LIABILITIES:
Payable for The Trusts shares purchased..............            --                 --                  --
Payable for policy-related transactions..............         3,900                260                  93
Payable for direct operating expenses................           183                 --                  --
                                                         ----------           --------            --------
   Total liabilities.................................         4,083                260                  93
                                                         ----------           --------            --------
NET ASSETS...........................................    $1,404,955           $310,528            $111,678
                                                         ==========           ========            ========

NET ASSETS:
Accumulation Units...................................    $1,404,955           $310,466            $111,678
Retained by AXA Equitable in Separate Account No. 66.            --                 62                  --
                                                         ----------           --------            --------
TOTAL NET ASSETS.....................................    $1,404,955           $310,528            $111,678
                                                         ==========           ========            ========

Investments in shares of The Trusts, at cost.........    $1,454,932           $283,774            $ 94,124
The Trusts shares held
   Class A...........................................            --             19,794                  --
   Class B...........................................       148,971                 --               8,536

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/CALVERT SOCIALLY EQ/CAPITAL GUARDIAN EQ/EQUITY 500 EQ/EQUITY GROWTH
                                                         RESPONSIBLE*          RESEARCH*         INDEX*          PLUS*
                                                      ------------------- ------------------- ------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $1,889,433          $5,871,150       $17,009,065      $73,803
Receivable for The Trusts shares sold................          8,117              38,869            35,575           38
Receivable for policy-related transactions...........             --                  --                --           --
                                                          ----------          ----------       -----------      -------
   Total assets......................................      1,897,550           5,910,019        17,044,640       73,841
                                                          ----------          ----------       -----------      -------

LIABILITIES:
Payable for The Trusts shares purchased..............             --                  --                --           --
Payable for policy-related transactions..............          8,117              38,869            35,575           38
Payable for direct operating expenses................            242                 752             2,083           --
                                                          ----------          ----------       -----------      -------
   Total liabilities.................................          8,359              39,621            37,658           38
                                                          ----------          ----------       -----------      -------
NET ASSETS...........................................     $1,889,191          $5,870,398       $17,006,982      $73,803
                                                          ==========          ==========       ===========      =======

NET ASSETS:
Accumulation Units...................................     $1,889,185          $5,870,207       $17,006,547      $73,752
Retained by AXA Equitable in Separate Account No. 66.              6                 191               435           51
                                                          ----------          ----------       -----------      -------
TOTAL NET ASSETS.....................................     $1,889,191          $5,870,398       $17,006,982      $73,803
                                                          ==========          ==========       ===========      =======

Investments in shares of The Trusts, at cost.........     $1,775,828          $5,738,304       $16,755,198      $71,628
The Trusts shares held
   Class A...........................................             --                  --            40,193           --
   Class B...........................................        262,999             467,981           739,301        5,280

                                                                                          EQ/INTERMEDIATE
                                                      EQ/GAMCO SMALL      EQ/GLOBAL       GOVERNMENT BOND
                                                      COMPANY VALUE* MULTI-SECTOR EQUITY*     INDEX*
                                                      -------------- -------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $2,646,253        $1,853,598        $4,254,616
Receivable for The Trusts shares sold................       16,368             9,657             8,092
Receivable for policy-related transactions...........           --                --                --
                                                        ----------        ----------        ----------
   Total assets......................................    2,662,621         1,863,255         4,262,708
                                                        ----------        ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --                --                --
Payable for policy-related transactions..............       16,272             9,657             8,093
Payable for direct operating expenses................          344               223               486
                                                        ----------        ----------        ----------
   Total liabilities.................................       16,616             9,880             8,579
                                                        ----------        ----------        ----------
NET ASSETS...........................................   $2,646,005        $1,853,375        $4,254,129
                                                        ==========        ==========        ==========

NET ASSETS:
Accumulation Units...................................   $2,646,005        $1,853,342        $4,254,112
Retained by AXA Equitable in Separate Account No. 66.           --                33                17
                                                        ----------        ----------        ----------
TOTAL NET ASSETS.....................................   $2,646,005        $1,853,375        $4,254,129
                                                        ==========        ==========        ==========

Investments in shares of The Trusts, at cost.........   $2,516,556        $1,993,291        $4,103,713
The Trusts shares held
   Class A...........................................           --                --             1,783
   Class B...........................................       71,002           173,026           411,253

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                         CORE PLUS*     EQUITY INDEX*     VALUE PLUS*     OPPORTUNITIES*
                                                      ---------------- ---------------- ---------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $2,569,094      $10,519,393        $75,982           $69,348
Receivable for The Trusts shares sold................        20,716           25,386             65                65
Receivable for policy-related transactions...........            --               --             --                --
                                                         ----------      -----------        -------           -------
   Total assets......................................     2,589,810       10,544,779         76,047            69,413
                                                         ----------      -----------        -------           -------

LIABILITIES:
Payable for The Trusts shares purchased..............            --               --             --                --
Payable for policy-related transactions..............        20,716           25,386             63                65
Payable for direct operating expenses................           352            1,387             --                --
                                                         ----------      -----------        -------           -------
   Total liabilities.................................        21,068           26,773             63                65
                                                         ----------      -----------        -------           -------
NET ASSETS...........................................    $2,568,742      $10,518,006        $75,984           $69,348
                                                         ==========      ===========        =======           =======

NET ASSETS:
Accumulation Units...................................    $2,568,726      $10,517,803        $75,984           $69,315
Retained by AXA Equitable in Separate Account No. 66.            16              203             --                33
                                                         ----------      -----------        -------           -------
TOTAL NET ASSETS.....................................    $2,568,742      $10,518,006        $75,984           $69,348
                                                         ==========      ===========        =======           =======

Investments in shares of The Trusts, at cost.........    $2,880,418      $16,096,782        $80,261           $52,235
The Trusts shares held
   Class A...........................................            --        1,441,598             --                --
   Class B...........................................       332,497               --          7,932             7,559

                                                      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP
                                                       CORE PLUS*  GROWTH INDEX* GROWTH PLUS*
                                                      ------------ ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $49,920       $2,903      $3,671,160
Receivable for The Trusts shares sold................        46            5          13,109
Receivable for policy-related transactions...........        --           --              --
                                                        -------       ------      ----------
   Total assets......................................    49,966        2,908       3,684,269
                                                        -------       ------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        --           --              --
Payable for policy-related transactions..............        46            5          13,331
Payable for direct operating expenses................        --           --             492
                                                        -------       ------      ----------
   Total liabilities.................................        46            5          13,823
                                                        -------       ------      ----------
NET ASSETS...........................................   $49,920       $2,903      $3,670,446
                                                        =======       ======      ==========

NET ASSETS:
Accumulation Units...................................   $49,920       $2,897      $3,669,649
Retained by AXA Equitable in Separate Account No. 66.        --            6             797
                                                        -------       ------      ----------
TOTAL NET ASSETS.....................................   $49,920       $2,903      $3,670,446
                                                        =======       ======      ==========

Investments in shares of The Trusts, at cost.........   $41,448       $2,395      $3,403,273
The Trusts shares held
   Class A...........................................        --           --              --
   Class B...........................................     7,564          335         230,000

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/LARGE CAP EQ/MID CAP EQ/MID CAP   EQ/MONEY   EQ/PIMCO ULTRA EQ/QUALITY
                                                      VALUE PLUS*    INDEX*   VALUE PLUS*  MARKET*     SHORT BOND*   BOND PLUS*
                                                      ------------ ---------- ----------- ----------- -------------- ----------
ASSETS:
Investments in shares of The Trusts, at fair value...  $7,186,330   $25,147   $6,468,715  $14,510,995   $2,203,406    $72,221
Receivable for The Trusts shares sold................      17,454        17       10,346       33,121       11,225         66
Receivable for policy-related transactions...........          --        --           --           --           --         --
                                                       ----------   -------   ----------  -----------   ----------    -------
   Total assets......................................   7,203,784    25,164    6,479,061   14,544,116    2,214,631     72,287
                                                       ----------   -------   ----------  -----------   ----------    -------

LIABILITIES:
Payable for The Trusts shares purchased..............          --        --           --           --           --         --
Payable for policy-related transactions..............      17,454        17       10,346       33,832       11,225         66
Payable for direct operating expenses................         834        --          871        1,792          291         --
                                                       ----------   -------   ----------  -----------   ----------    -------
   Total liabilities.................................      18,288        17       11,217       35,624       11,516         66
                                                       ----------   -------   ----------  -----------   ----------    -------
NET ASSETS...........................................  $7,185,496   $25,147   $6,467,844  $14,508,492   $2,203,115    $72,221
                                                       ==========   =======   ==========  ===========   ==========    =======

NET ASSETS:
Accumulation Units...................................  $7,184,820   $24,488   $6,467,628  $14,508,324   $2,203,115    $72,180
Retained by AXA Equitable in Separate Account No. 66.         676       659          216          168           --         41
                                                       ----------   -------   ----------  -----------   ----------    -------
TOTAL NET ASSETS.....................................  $7,185,496   $25,147   $6,467,844  $14,508,492   $2,203,115    $72,221
                                                       ==========   =======   ==========  ===========   ==========    =======

Investments in shares of The Trusts, at cost.........  $8,602,026   $25,007   $7,982,386  $14,512,378   $2,221,084    $76,739
The Trusts shares held
   Class A...........................................      92,334        --           --       40,955           --      8,556
   Class B...........................................     661,585     3,123      724,448   14,470,125      222,894         --

                                                         EQ/SMALL
                                                      COMPANY INDEX*
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $3,828,006
Receivable for The Trusts shares sold................        6,725
Receivable for policy-related transactions...........           --
                                                        ----------
   Total assets......................................    3,834,731
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............        6,699
Payable for direct operating expenses................          501
                                                        ----------
   Total liabilities.................................        7,200
                                                        ----------
NET ASSETS...........................................   $3,827,531
                                                        ==========

NET ASSETS:
Accumulation Units...................................   $3,827,531
Retained by AXA Equitable in Separate Account No. 66.           --
                                                        ----------
TOTAL NET ASSETS.....................................   $3,827,531
                                                        ==========

Investments in shares of The Trusts, at cost.........   $3,773,240
The Trusts shares held
   Class A...........................................           --
   Class B...........................................      421,848

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/T. ROWE PRICE EQ/WELLS FARGO    MULTIMANAGER    MULTIMANAGER SMALL
                                                       GROWTH STOCK*   OMEGA GROWTH*  MULTI-SECTOR BOND*     CAP VALUE*
                                                      ---------------- -------------- ------------------ ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $28,826         $277,172        $1,093,761          $137,945
Receivable for The Trusts shares sold................          25              135             4,357                99
Receivable for policy-related transactions...........          --               --                --                --
                                                          -------         --------        ----------          --------
   Total assets......................................      28,851          277,307         1,098,118           138,044
                                                          -------         --------        ----------          --------

LIABILITIES:
Payable for The Trusts shares purchased..............          --               --                --                --
Payable for policy-related transactions..............          25              135             4,357                97
Payable for direct operating expenses................          --               --               122                --
                                                          -------         --------        ----------          --------
   Total liabilities.................................          25              135             4,479                97
                                                          -------         --------        ----------          --------
NET ASSETS...........................................     $28,826         $277,172        $1,093,639          $137,947
                                                          =======         ========        ==========          ========

NET ASSETS:
Accumulation Units...................................     $28,627         $277,172        $1,093,595          $137,947
Retained by AXA Equitable in Separate Account No. 66.         199               --                44                --
                                                          -------         --------        ----------          --------
TOTAL NET ASSETS.....................................     $28,826         $277,172        $1,093,639          $137,947
                                                          =======         ========        ==========          ========

Investments in shares of The Trusts, at cost.........     $30,395         $268,885        $1,115,338          $145,629
The Trusts shares held
   Class A...........................................          --               --               984                --
   Class B...........................................       1,429           29,237           279,040            14,056

                                                      MULTIMANAGER
                                                      TECHNOLOGY*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $3,103,934
Receivable for The Trusts shares sold................       5,879
Receivable for policy-related transactions...........          --
                                                       ----------
   Total assets......................................   3,109,813
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --
Payable for policy-related transactions..............       5,854
Payable for direct operating expenses................         399
                                                       ----------
   Total liabilities.................................       6,253
                                                       ----------
NET ASSETS...........................................  $3,103,560
                                                       ==========

NET ASSETS:
Accumulation Units...................................  $3,103,560
Retained by AXA Equitable in Separate Account No. 66.          --
                                                       ----------
TOTAL NET ASSETS.....................................  $3,103,560
                                                       ==========

Investments in shares of The Trusts, at cost.........  $2,692,910
The Trusts shares held
   Class A...........................................          --
   Class B...........................................     254,591

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      TARGET 2015 TARGET 2025 TARGET 2035 TARGET 2045
                                                      ALLOCATION* ALLOCATION* ALLOCATION* ALLOCATION*
                                                      ----------- ----------- ----------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,609,455  $1,988,187   $478,202    $373,087
Receivable for The Trusts shares sold................         --      13,278      2,737      22,323
Receivable for policy-related transactions...........      2,237          --         --          --
                                                      ----------  ----------   --------    --------
   Total assets......................................  1,611,692   2,001,465    480,939     395,410
                                                      ----------  ----------   --------    --------

LIABILITIES:
Payable for The Trusts shares purchased..............      2,237          --         --          --
Payable for policy-related transactions..............         --      13,277      2,733      22,270
Payable for direct operating expenses................        215         282         59         101
                                                      ----------  ----------   --------    --------
   Total liabilities.................................      2,452      13,559      2,792      22,371
                                                      ----------  ----------   --------    --------
NET ASSETS........................................... $1,609,240  $1,987,906   $478,147    $373,039
                                                      ==========  ==========   ========    ========

NET ASSETS:
Accumulation Units................................... $1,609,240  $1,987,906   $478,147    $373,039
Retained by AXA Equitable in Separate Account No. 66.         --          --         --          --
                                                      ----------  ----------   --------    --------
TOTAL NET ASSETS..................................... $1,609,240  $1,987,906   $478,147    $373,039
                                                      ==========  ==========   ========    ========

Investments in shares of The Trusts, at cost......... $1,527,824  $1,978,013   $478,119    $376,491
The Trusts shares held
   Class B...........................................    189,181     236,814     57,736      47,427

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-36

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                       --------- -------------- ---------- -----------
AXA AGGRESSIVE ALLOCATION.............   0.01%         B         $  8.03        243

AXA CONSERVATIVE ALLOCATION...........   0.01%         B         $ 10.86        147

AXA CONSERVATIVE-PLUS ALLOCATION......   0.01%         B         $ 10.08         66

AXA MODERATE ALLOCATION...............   0.01%         B         $  9.54      1,229

AXA MODERATE-PLUS ALLOCATION..........   0.01%         B         $  8.80        160

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.05%         A         $222.92          1

EQ/BLACKROCK BASIC VALUE EQUITY.......   0.00%         B         $206.42          1

EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.00%         B         $ 89.31         --
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.01%         B         $  7.53        251

EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         B         $138.61         --
EQ/CAPITAL GUARDIAN RESEARCH..........   0.01%         B         $ 17.07        341

EQ/EQUITY 500 INDEX...................   0.05%         A         $355.04          2
EQ/EQUITY 500 INDEX...................   0.01%         B         $  8.82      1,828

EQ/EQUITY GROWTH PLUS.................   0.00%         B         $155.08         --

EQ/GAMCO SMALL COMPANY VALUE..........   0.01%         B         $ 14.63        181

EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.00%         B         $363.17          1
EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.01%         B         $ 10.21        158

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.05%         A         $226.59         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.01%         B         $ 12.14        349

EQ/INTERNATIONAL CORE PLUS............   0.00%         B         $114.82          1
EQ/INTERNATIONAL CORE PLUS............   0.01%         B         $ 10.32        239

EQ/INTERNATIONAL EQUITY INDEX.........   0.05%         A         $135.29          4
EQ/INTERNATIONAL EQUITY INDEX.........   0.01%         A         $ 15.20        656

EQ/INTERNATIONAL VALUE PLUS...........   0.00%         B         $123.27          1

EQ/JPMORGAN VALUE OPPORTUNITIES.......   0.00%         B         $133.25          1

EQ/LARGE CAP CORE PLUS................   0.00%         B         $101.82         --

EQ/LARGE CAP GROWTH INDEX.............   0.00%         B         $ 87.06         --

EQ/LARGE CAP GROWTH PLUS..............   0.00%         B         $136.68         --
EQ/LARGE CAP GROWTH PLUS..............   0.01%         B         $  5.70        639

EQ/LARGE CAP VALUE PLUS...............   0.00%         A         $112.13          8
EQ/LARGE CAP VALUE PLUS...............   0.01%         B         $ 10.42        605

EQ/MID CAP INDEX......................   0.00%         B         $128.40         --

EQ/MID CAP VALUE PLUS.................   0.00%         B         $175.78          1
EQ/MID CAP VALUE PLUS.................   0.01%         B         $ 13.86        454

EQ/MONEY MARKET.......................   0.05%         A         $175.23         --
EQ/MONEY MARKET.......................   0.01%         B         $ 10.00      1,447

EQ/PIMCO ULTRA SHORT BOND.............   0.01%         B         $ 11.64        189

EQ/QUALITY BOND PLUS..................   0.05%         A         $239.46         --

EQ/SMALL COMPANY INDEX................   0.01%         B         $ 15.03        255

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-37

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                --------- -------------- ---------- -----------
EQ/T. ROWE PRICE GROWTH STOCK..   0.00%         B         $  9.45         3

EQ/WELLS FARGO OMEGA GROWTH....   0.00%         B         $119.67         2

MULTIMANAGER MULTI-SECTOR BOND.   0.05%         A         $210.78        --
MULTIMANAGER MULTI-SECTOR BOND.   0.01%         B         $  9.49       115

MULTIMANAGER SMALL CAP VALUE...   0.00%         B         $183.67         1

MULTIMANAGER TECHNOLOGY........   0.00%         B         $145.17         1
MULTIMANAGER TECHNOLOGY........   0.01%         B         $ 13.78       214

TARGET 2015 ALLOCATION.........   0.01%         B         $  9.04       178

TARGET 2025 ALLOCATION.........   0.01%         B         $  8.64       230

TARGET 2035 ALLOCATION.........   0.01%         B         $  8.37        57

TARGET 2045 ALLOCATION.........   0.01%         B         $  8.02        47

-----------
The accompanying notes are an integral part of these financial statements.
* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.
**Contract charges reflect the mortality and risk expenses related to the Variable Investment Options.

                                    FSA-38

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE-PLUS
                                                                    ALLOCATION*     ALLOCATION*         ALLOCATION*
                                                                   -------------- ---------------- ---------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  26,889        $ 26,420           $ 10,351
  Expenses:
   Less: Asset-based charges......................................         217             156                 80
                                                                     ---------        --------           --------

NET INVESTMENT INCOME (LOSS)......................................      26,672          26,264             10,271
                                                                     ---------        --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      87,471          13,217              5,039
   Realized gain distribution from The Trusts.....................      49,825          25,512             16,706
                                                                     ---------        --------           --------
  Net realized gain (loss)........................................     137,296          38,729             21,745
                                                                     ---------        --------           --------

  Change in unrealized appreciation (depreciation) of investments.    (325,231)        (40,041)           (41,490)
                                                                     ---------        --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (187,935)         (1,312)           (19,745)
                                                                     ---------        --------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(161,263)       $ 24,952           $ (9,474)
                                                                     =========        ========           ========

                                                                   AXA MODERATE AXA MODERATE-PLUS
                                                                   ALLOCATION*     ALLOCATION*
                                                                   ------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 184,765       $  21,051
  Expenses:
   Less: Asset-based charges......................................      1,315             157
                                                                    ---------       ---------

NET INVESTMENT INCOME (LOSS)......................................    183,450          20,894
                                                                    ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    244,508          34,905
   Realized gain distribution from The Trusts.....................    282,573          37,488
                                                                    ---------       ---------
  Net realized gain (loss)........................................    527,081          72,393
                                                                    ---------       ---------

  Change in unrealized appreciation (depreciation) of investments.   (996,404)       (151,654)
                                                                    ---------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (469,323)        (79,261)
                                                                    ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(285,873)      $ (58,367)
                                                                    =========       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-39

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK BASIC EQ/CALVERT SOCIALLY
                                                                    SMALL CAP GROWTH*     VALUE EQUITY*       RESPONSIBLE*
                                                                   -------------------- ------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $     --            $ 1,432            $  7,114
  Expenses:
   Less: Asset-based charges......................................            161                 --                 209
                                                                         --------            -------            --------

NET INVESTMENT INCOME (LOSS)......................................           (161)             1,432               6,905
                                                                         --------            -------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         (2,050)               183             (54,255)
   Realized gain distribution from The Trusts.....................         12,971                 --                  --
                                                                         --------            -------            --------
  Net realized gain (loss)........................................         10,921                183             (54,255)
                                                                         --------            -------            --------

  Change in unrealized appreciation (depreciation) of investments.        (12,864)            (4,924)             66,803
                                                                         --------            -------            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         (1,943)            (4,741)             12,548
                                                                         --------            -------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $ (2,104)           $(3,309)           $ 19,453
                                                                         ========            =======            ========

                                                                   EQ/CAPITAL GUARDIAN EQ/EQUITY 500
                                                                        RESEARCH*         INDEX*
                                                                   ------------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 43,016         $ 260,002
  Expenses:
   Less: Asset-based charges......................................           644             2,439
                                                                        --------         ---------

NET INVESTMENT INCOME (LOSS)......................................        42,372           257,563
                                                                        --------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (44,497)         (166,592)
   Realized gain distribution from The Trusts.....................            --                --
                                                                        --------         ---------
  Net realized gain (loss)........................................       (44,497)         (166,592)
                                                                        --------         ---------

  Change in unrealized appreciation (depreciation) of investments.       233,675           222,782
                                                                        --------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       189,178            56,190
                                                                        --------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $231,550         $ 313,753
                                                                        ========         =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-40

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/EQUITY GROWTH EQ/GAMCO SMALL      EQ/GLOBAL
                                                                        PLUS*       COMPANY VALUE* MULTI-SECTOR EQUITY*
                                                                   ---------------- -------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    216       $   2,014         $  36,889
  Expenses:
   Less: Asset-based charges......................................           --             291               189
                                                                       --------       ---------         ---------

NET INVESTMENT INCOME (LOSS)......................................          216           1,723            36,700
                                                                       --------       ---------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (33,084)        332,921           229,571
   Realized gain distribution from The Trusts.....................           --          29,062                --
                                                                       --------       ---------         ---------
  Net realized gain (loss)........................................      (33,084)        361,983           229,571
                                                                       --------       ---------         ---------

  Change in unrealized appreciation (depreciation) of investments.       18,668        (475,102)         (511,930)
                                                                       --------       ---------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (14,416)       (113,119)         (282,359)
                                                                       --------       ---------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(14,200)      $(111,396)        $(245,659)
                                                                       ========       =========         =========

                                                                   EQ/INTERMEDIATE
                                                                   GOVERNMENT BOND EQ/INTERNATIONAL
                                                                       INDEX*         CORE PLUS*
                                                                   --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 16,199        $  82,918
  Expenses:
   Less: Asset-based charges......................................         442              293
                                                                      --------        ---------

NET INVESTMENT INCOME (LOSS)......................................      15,757           82,625
                                                                      --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (3,351)        (301,680)
   Realized gain distribution from The Trusts.....................          --               --
                                                                      --------        ---------
  Net realized gain (loss)........................................      (3,351)        (301,680)
                                                                      --------        ---------

  Change in unrealized appreciation (depreciation) of investments.     154,840         (282,445)
                                                                      --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     151,489         (584,125)
                                                                      --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $167,246        $(501,500)
                                                                      ========        =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-41

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                                    EQUITY INDEX*     VALUE PLUS*     OPPORTUNITIES*
                                                                   ---------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $   367,858        $  1,763           $ 780
  Expenses:
   Less: Asset-based charges......................................         1,583              --              --
                                                                     -----------        --------           -----

NET INVESTMENT INCOME (LOSS)......................................       366,275           1,763             780
                                                                     -----------        --------           -----

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (1,433,821)           (128)           (104)
   Realized gain distribution from The Trusts.....................            --              --              --
                                                                     -----------        --------           -----
  Net realized gain (loss)........................................    (1,433,821)           (128)           (104)
                                                                     -----------        --------           -----

  Change in unrealized appreciation (depreciation) of investments.      (348,096)        (15,241)            (31)
                                                                     -----------        --------           -----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (1,781,917)        (15,369)           (135)
                                                                     -----------        --------           -----

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(1,415,642)       $(13,606)          $ 645
                                                                     ===========        ========           =====

                                                                   EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP
                                                                    CORE PLUS*  GROWTH INDEX* GROWTH PLUS*
                                                                   ------------ ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $    566        $26       $  16,033
  Expenses:
   Less: Asset-based charges......................................         --         --             426
                                                                     --------        ---       ---------

NET INVESTMENT INCOME (LOSS)......................................        566         26          15,607
                                                                     --------        ---       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (18,109)        11          79,846
   Realized gain distribution from The Trusts.....................      2,560         --              --
                                                                     --------        ---       ---------
  Net realized gain (loss)........................................    (15,549)        11          79,846
                                                                     --------        ---       ---------

  Change in unrealized appreciation (depreciation) of investments.      8,417         32        (240,178)
                                                                     --------        ---       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (7,132)        43        (160,332)
                                                                     --------        ---       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ (6,566)       $69       $(144,725)
                                                                     ========        ===       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-42

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/LARGE CAP EQ/MID CAP EQ/MID CAP  EQ/MONEY EQ/PIMCO ULTRA
                                                                   VALUE PLUS*    INDEX*   VALUE PLUS* MARKET*   SHORT BOND*
                                                                   ------------ ---------- ----------- -------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  89,931    $   169    $  63,128  $ 1,553     $ 11,358
  Expenses:
   Less: Asset-based charges......................................        719         --          736    1,636          254
                                                                    ---------    -------    ---------  -------     --------

NET INVESTMENT INCOME (LOSS)......................................     89,212        169       62,392      (83)      11,104
                                                                    ---------    -------    ---------  -------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (840,961)    (5,722)    (187,937)     251       31,671
   Realized gain distribution from The Trusts.....................         --         --           --       --           --
                                                                    ---------    -------    ---------  -------     --------
  Net realized gain (loss)........................................   (840,961)    (5,722)    (187,937)     251       31,671
                                                                    ---------    -------    ---------  -------     --------

  Change in unrealized appreciation (depreciation) of investments.    388,746      5,635     (566,720)  (1,863)     (48,478)
                                                                    ---------    -------    ---------  -------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (452,215)       (87)    (754,657)  (1,612)     (16,807)
                                                                    ---------    -------    ---------  -------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(363,003)   $    82    $(692,265) $(1,695)    $ (5,703)
                                                                    =========    =======    =========  =======     ========

                                                                   EQ/QUALITY    EQ/SMALL
                                                                   BOND PLUS* COMPANY INDEX*
                                                                   ---------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 2,474     $  27,068
  Expenses:
   Less: Asset-based charges......................................       59           422
                                                                    -------     ---------

NET INVESTMENT INCOME (LOSS)......................................    2,415        26,646
                                                                    -------     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (9,181)     (271,518)
   Realized gain distribution from The Trusts.....................       --       346,559
                                                                    -------     ---------
  Net realized gain (loss)........................................   (9,181)       75,041
                                                                    -------     ---------

  Change in unrealized appreciation (depreciation) of investments.    8,700      (235,904)
                                                                    -------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (481)     (160,863)
                                                                    -------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ 1,934     $(134,217)
                                                                    =======     =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-43

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/T. ROWE PRICE EQ/WELLS FARGO    MULTIMANAGER
                                                                    GROWTH STOCK*   OMEGA GROWTH*  MULTI-SECTOR BOND*
                                                                   ---------------- -------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    --         $    --          $41,115
  Expenses:
   Less: Asset-based charges......................................          --              --              135
                                                                       -------         -------          -------

NET INVESTMENT INCOME (LOSS)......................................          --              --           40,980
                                                                       -------         -------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         429           1,109            1,987
   Realized gain distribution from The Trusts.....................          --           4,478               --
                                                                       -------         -------          -------
  Net realized gain (loss)........................................         429           5,587            1,987
                                                                       -------         -------          -------

  Change in unrealized appreciation (depreciation) of investments.      (1,546)         (8,349)             130
                                                                       -------         -------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (1,117)         (2,762)           2,117
                                                                       -------         -------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,117)        $(2,762)         $43,097
                                                                       =======         =======          =======

                                                                   MULTIMANAGER SMALL MULTIMANAGER TARGET 2015
                                                                       CAP VALUE*     TECHNOLOGY*  ALLOCATION*
                                                                   ------------------ ------------ -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $   104        $      --    $ 25,294
  Expenses:
   Less: Asset-based charges......................................           --              343         184
                                                                        -------        ---------    --------

NET INVESTMENT INCOME (LOSS)......................................          104             (343)     25,110
                                                                        -------        ---------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (8,634)          92,877     (45,847)
   Realized gain distribution from The Trusts.....................           --               --      22,416
                                                                        -------        ---------    --------
  Net realized gain (loss)........................................       (8,634)          92,877     (23,431)
                                                                        -------        ---------    --------

  Change in unrealized appreciation (depreciation) of investments.        5,148         (228,585)    (38,965)
                                                                        -------        ---------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (3,486)        (135,708)    (62,396)
                                                                        -------        ---------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(3,382)       $(136,051)   $(37,286)
                                                                        =======        =========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-44

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   TARGET 2025 TARGET 2035 TARGET 2045
                                                                   ALLOCATION* ALLOCATION* ALLOCATION*
                                                                   ----------- ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  28,806   $  6,580    $  5,173
  Expenses:
   Less: Asset-based charges......................................        243         51          95
                                                                    ---------   --------    --------

NET INVESTMENT INCOME (LOSS)......................................     28,563      6,529       5,078
                                                                    ---------   --------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     84,251     31,588      29,281
   Realized gain distribution from The Trusts.....................     12,318      2,412       2,332
                                                                    ---------   --------    --------
  Net realized gain (loss)........................................     96,569     34,000      31,613
                                                                    ---------   --------    --------

  Change in unrealized appreciation (depreciation) of investments.   (236,374)   (61,062)    (57,723)
                                                                    ---------   --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (139,805)   (27,062)    (26,110)
                                                                    ---------   --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(111,242)  $(20,533)   $(21,032)
                                                                    =========   ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-45

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              AXA AGGRESSIVE
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,672  $   29,244
  Net realized gain (loss) on investments................................................    137,296       6,733
  Change in unrealized appreciation (depreciation) of investments........................   (325,231)    168,569
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (161,263)    204,546
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    428,328     383,194
   Transfers between funds including guaranteed interest account, net....................    (45,343)    208,274
   Transfers for contract benefits and terminations......................................   (288,120)    (44,642)
   Contract maintenance charges..........................................................    (17,684)    (14,960)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     77,181     531,866
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          8          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (84,074)    736,412
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,030,716   1,294,304
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,946,642  $2,030,716
                                                                                          ==========  ==========

                                                                                             AXA CONSERVATIVE
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,264  $   23,373
  Net realized gain (loss) on investments................................................     38,729      36,430
  Change in unrealized appreciation (depreciation) of investments........................    (40,041)      5,666
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     24,952      65,469
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    516,886     349,106
   Transfers between funds including guaranteed interest account, net....................     52,636    (144,760)
   Transfers for contract benefits and terminations......................................    (95,855)    (13,257)
   Contract maintenance charges..........................................................    (15,052)    (13,886)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    458,615     177,203
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    483,567     242,672
NET ASSETS -- BEGINNING OF PERIOD........................................................  1,110,944     868,272
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,594,511  $1,110,944
                                                                                          ==========  ==========

                                                                                          AXA CONSERVATIVE-PLUS
                                                                                               ALLOCATION*
                                                                                          --------------------
                                                                                             2011       2010
                                                                                          ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  10,271  $  12,622
  Net realized gain (loss) on investments................................................    21,745     14,954
  Change in unrealized appreciation (depreciation) of investments........................   (41,490)    27,953
                                                                                          ---------  ---------

  Net Increase (decrease) in net assets from operations..................................    (9,474)    55,529
                                                                                          ---------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   141,189    119,865
   Transfers between funds including guaranteed interest account, net....................    (3,563)    96,463
   Transfers for contract benefits and terminations......................................  (116,332)  (146,328)
   Contract maintenance charges..........................................................    (8,857)    (8,344)
                                                                                          ---------  ---------

  Net increase (decrease) in net assets from contractowners transactions.................    12,437     61,656
                                                                                          ---------  ---------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        --         --
                                                                                          ---------  ---------

INCREASE (DECREASE) IN NET ASSETS........................................................     2,963    117,185
NET ASSETS -- BEGINNING OF PERIOD........................................................   662,394    545,209
                                                                                          ---------  ---------

NET ASSETS -- END OF PERIOD.............................................................. $ 665,357  $ 662,394
                                                                                          =========  =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-46

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          AXA MODERATE ALLOCATION*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   183,450  $   212,192
  Net realized gain (loss) on investments................................................     527,081      173,426
  Change in unrealized appreciation (depreciation) of investments........................    (996,404)     492,620
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (285,873)     878,238
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   3,926,944    4,644,572
   Transfers between funds including guaranteed interest account, net....................    (434,795)     (91,900)
   Transfers for contract benefits and terminations......................................  (1,775,733)  (1,371,324)
   Contract maintenance charges..........................................................    (131,926)    (218,412)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................   1,584,490    2,962,936
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   1,298,617    3,841,174
NET ASSETS -- BEGINNING OF PERIOD........................................................  10,421,638    6,580,464
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $11,720,255  $10,421,638
                                                                                          ===========  ===========

                                                                                             AXA MODERATE-PLUS
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   20,894  $   28,547
  Net realized gain (loss) on investments................................................     72,393      81,737
  Change in unrealized appreciation (depreciation) of investments........................   (151,654)     86,187
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    (58,367)    196,471
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    194,654     245,133
   Transfers between funds including guaranteed interest account, net....................   (233,189)    735,935
   Transfers for contract benefits and terminations......................................   (249,115)    (78,403)
   Contract maintenance charges..........................................................    (11,516)    (12,401)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (299,166)    890,264
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          3          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (357,530)  1,086,735
NET ASSETS -- BEGINNING OF PERIOD........................................................  1,762,485     675,750
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,404,955  $1,762,485
                                                                                          ==========  ==========

                                                                                          EQ/ALLIANCEBERNSTEIN
                                                                                           SMALL CAP GROWTH*
                                                                                          ------------------
                                                                                            2011       2010
                                                                                          --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (161)  $     12
  Net realized gain (loss) on investments................................................   10,921     (3,373)
  Change in unrealized appreciation (depreciation) of investments........................  (12,864)    74,696
                                                                                          --------   --------

  Net Increase (decrease) in net assets from operations..................................   (2,104)    71,335
                                                                                          --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    6,911      7,217
   Transfers between funds including guaranteed interest account, net....................   21,368     (5,368)
   Transfers for contract benefits and terminations......................................       --     (3,166)
   Contract maintenance charges..........................................................   (3,164)    (2,280)
                                                                                          --------   --------

  Net increase (decrease) in net assets from contractowners transactions.................   25,115     (3,597)
                                                                                          --------   --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                  --
                                                                                          --------   --------

INCREASE (DECREASE) IN NET ASSETS........................................................   23,011     67,738
NET ASSETS -- BEGINNING OF PERIOD........................................................  287,517    219,779
                                                                                          --------   --------

NET ASSETS -- END OF PERIOD.............................................................. $310,528   $287,517
                                                                                          ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-47

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          EQ/BLACKROCK BASIC
                                                                                             VALUE EQUITY*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  1,432  $  1,182
  Net realized gain (loss) on investments................................................      183   (19,732)
  Change in unrealized appreciation (depreciation) of investments........................   (4,924)   25,183
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................   (3,309)    6,633
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    6,756     6,134
   Transfers between funds including guaranteed interest account, net....................    8,434       625
   Transfers for contract benefits and terminations......................................       --   (68,191)
   Contract maintenance charges..........................................................   (1,076)   (1,229)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   14,114   (62,661)
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   10,805   (56,028)
NET ASSETS -- BEGINNING OF PERIOD........................................................  100,873   156,901
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $111,678  $100,873
                                                                                          ========  ========

                                                                                            EQ/CALVERT SOCIALLY
                                                                                               RESPONSIBLE*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    6,905  $      905
  Net realized gain (loss) on investments................................................    (54,255)    (55,028)
  Change in unrealized appreciation (depreciation) of investments........................     66,803     277,607
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     19,453     223,484
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    298,377     378,832
   Transfers between funds including guaranteed interest account, net....................    (38,736)    (51,535)
   Transfers for contract benefits and terminations......................................   (415,173)   (149,283)
   Contract maintenance charges..........................................................    (17,444)    (18,113)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (172,976)    159,901
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (153,523)    383,385
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,042,714   1,659,329
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,889,191  $2,042,714
                                                                                          ==========  ==========

                                                                                            EQ/CAPITAL GUARDIAN
                                                                                                 RESEARCH*
                                                                                          -----------------------
                                                                                             2011         2010
                                                                                          ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   42,372  $    42,529
  Net realized gain (loss) on investments................................................    (44,497)     (87,274)
  Change in unrealized appreciation (depreciation) of investments........................    233,675      882,256
                                                                                          ----------  -----------

  Net Increase (decrease) in net assets from operations..................................    231,550      837,511
                                                                                          ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    532,128      555,229
   Transfers between funds including guaranteed interest account, net....................    (27,512)     (58,311)
   Transfers for contract benefits and terminations......................................   (587,669)  (1,050,055)
   Contract maintenance charges..........................................................     43,206     (155,312)
                                                                                          ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (39,847)    (708,449)
                                                                                          ----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                      --
                                                                                          ----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................    191,703      129,062
NET ASSETS -- BEGINNING OF PERIOD........................................................  5,678,695    5,549,633
                                                                                          ----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $5,870,398  $ 5,678,695
                                                                                          ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-48

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/EQUITY 500 INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   257,563  $   245,646
  Net realized gain (loss) on investments................................................    (166,592)    (314,920)
  Change in unrealized appreciation (depreciation) of investments........................     222,782    2,393,383
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................     313,753    2,324,109
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   2,316,365    2,092,787
   Transfers between funds including guaranteed interest account, net....................    (972,963)    (625,558)
   Transfers for contract benefits and terminations......................................  (2,937,317)  (2,112,339)
   Contract maintenance charges..........................................................    (168,742)    (172,323)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................  (1,762,657)    (817,433)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,448,904)   1,506,676
NET ASSETS -- BEGINNING OF PERIOD........................................................  18,455,886   16,949,210
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $17,006,982  $18,455,886
                                                                                          ===========  ===========

                                                                                               EQ/EQUITY
                                                                                             GROWTH PLUS*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    216  $    424
  Net realized gain (loss) on investments................................................  (33,084)     (555)
  Change in unrealized appreciation (depreciation) of investments........................   18,668    21,217
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (14,200)   21,086
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    2,859     1,348
   Transfers between funds including guaranteed interest account, net....................  (72,369)    1,721
   Transfers for contract benefits and terminations......................................       --      (109)
   Contract maintenance charges..........................................................   (1,125)   (1,108)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  (70,635)    1,852
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (84,835)   22,938
NET ASSETS -- BEGINNING OF PERIOD........................................................  158,638   135,700
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $ 73,803  $158,638
                                                                                          ========  ========

                                                                                              EQ/GAMCO SMALL
                                                                                              COMPANY VALUE*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    1,723  $    7,647
  Net realized gain (loss) on investments................................................    361,983     116,436
  Change in unrealized appreciation (depreciation) of investments........................   (475,102)    428,351
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (111,396)    552,434
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    616,177     524,398
   Transfers between funds including guaranteed interest account, net....................    (25,533)    703,582
   Transfers for contract benefits and terminations......................................   (406,976)   (417,713)
   Contract maintenance charges..........................................................    (25,262)    (18,305)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    158,406     791,962
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         96          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................     47,106   1,344,396
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,598,899   1,254,503
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,646,005  $2,598,899
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-49

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/GLOBAL
                                                                                           MULTI-SECTOR EQUITY*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   36,700  $   26,775
  Net realized gain (loss) on investments................................................    229,571    (519,768)
  Change in unrealized appreciation (depreciation) of investments........................   (511,930)    736,142
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (245,659)    243,149
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    371,350     450,849
   Transfers between funds including guaranteed interest account, net....................   (168,384)   (165,988)
   Transfers for contract benefits and terminations......................................   (474,433)   (556,131)
   Contract maintenance charges..........................................................    (19,851)    (23,233)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (291,318)   (294,503)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (536,977)    (51,354)
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,390,352   2,441,706
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,853,375  $2,390,352
                                                                                          ==========  ==========

                                                                                              EQ/INTERMEDIATE
                                                                                          GOVERNMENT BOND INDEX*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   15,757  $   39,250
  Net realized gain (loss) on investments................................................     (3,351)        990
  Change in unrealized appreciation (depreciation) of investments........................    154,840      95,379
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    167,246     135,619
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    840,819     952,584
   Transfers between funds including guaranteed interest account, net....................    591,458    (491,929)
   Transfers for contract benefits and terminations......................................   (537,616)   (501,037)
   Contract maintenance charges..........................................................    (37,156)    (39,089)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    857,505     (79,471)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................  1,024,751      56,148
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,229,378   3,173,230
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $4,254,129  $3,229,378
                                                                                          ==========  ==========

                                                                                             EQ/INTERNATIONAL
                                                                                                CORE PLUS*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   82,625  $   58,863
  Net realized gain (loss) on investments................................................   (301,680)   (766,397)
  Change in unrealized appreciation (depreciation) of investments........................   (282,445)    984,578
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (501,500)    277,044
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    391,566     489,054
   Transfers between funds including guaranteed interest account, net....................    (80,997)   (382,229)
   Transfers for contract benefits and terminations......................................   (533,578)   (535,398)
   Contract maintenance charges..........................................................     23,841     (85,860)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (199,168)   (514,433)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (700,668)   (237,389)
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,269,410   3,506,799
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,568,742  $3,269,410
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-50

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/INTERNATIONAL
                                                                                                EQUITY INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   366,275  $   328,779
  Net realized gain (loss) on investments................................................  (1,433,821)    (839,372)
  Change in unrealized appreciation (depreciation) of investments........................    (348,096)   1,171,180
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................  (1,415,642)     660,587
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   1,246,759    1,285,004
   Transfers between funds including guaranteed interest account, net....................    (801,839)    (943,523)
   Transfers for contract benefits and terminations......................................  (1,775,025)  (1,460,323)
   Contract maintenance charges..........................................................    (116,303)    (128,629)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................  (1,446,408)  (1,247,471)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (2,862,050)    (586,884)
NET ASSETS -- BEGINNING OF PERIOD........................................................  13,380,056   13,966,940
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $10,518,006  $13,380,056
                                                                                          ===========  ===========

                                                                                           EQ/INTERNATIONAL     EQ/JPMORGAN
                                                                                             VALUE PLUS*     VALUE OPPORTUNITIES*
                                                                                          -----------------  -------------------
                                                                                            2011      2010     2011       2010
                                                                                          --------  -------   -------   -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  1,763  $   599  $   780    $   539
  Net realized gain (loss) on investments................................................     (128)  (2,854)    (104)      (119)
  Change in unrealized appreciation (depreciation) of investments........................  (15,241)   6,422      (31)     4,437
                                                                                          --------  -------   -------   -------

  Net Increase (decrease) in net assets from operations..................................  (13,606)   4,167      645      4,857
                                                                                          --------  -------   -------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      810      699       --         --
   Transfers between funds including guaranteed interest account, net....................    5,717   (6,982)  25,004         --
   Transfers for contract benefits and terminations......................................       --       --       --         --
   Contract maintenance charges..........................................................     (831)    (786)    (553)      (411)
                                                                                          --------  -------   -------   -------

  Net increase (decrease) in net assets from contractowners transactions.................    5,696   (7,069)  24,451       (411)
                                                                                          --------  -------   -------   -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        2       --       --         --
                                                                                          --------  -------   -------   -------

INCREASE (DECREASE) IN NET ASSETS........................................................   (7,908)  (2,902)  25,096      4,446
NET ASSETS -- BEGINNING OF PERIOD........................................................   83,892   86,794   44,252     39,806
                                                                                          --------  -------   -------   -------

NET ASSETS -- END OF PERIOD.............................................................. $ 75,984  $83,892  $69,348    $44,252
                                                                                          ========  =======   =======   =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-51

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                             EQ/LARGE CAP       EQ/LARGE CAP
                                                                                              CORE PLUS*        GROWTH INDEX*
                                                                                          ------------------  ----------------
                                                                                            2011      2010     2011     2010
                                                                                          --------  --------  ------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    566  $    992  $   26  $     89
  Net realized gain (loss) on investments................................................  (15,549)    7,201      11    (5,113)
  Change in unrealized appreciation (depreciation) of investments........................    8,417     4,894      32     1,475
                                                                                          --------  --------  ------  --------

  Net Increase (decrease) in net assets from operations..................................   (6,566)   13,087      69    (3,549)
                                                                                          --------  --------  ------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    1,965     1,165      --    15,000
   Transfers between funds including guaranteed interest account, net....................       --        --      --   (73,645)
   Transfers for contract benefits and terminations......................................  (50,000)       --      --        --
   Contract maintenance charges..........................................................     (984)     (937)    (56)     (518)
                                                                                          --------  --------  ------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  (49,019)      228     (56)  (59,163)
                                                                                          --------  --------  ------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --      --        --
                                                                                          --------  --------  ------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (55,585)   13,315      13   (62,712)
NET ASSETS -- BEGINNING OF PERIOD........................................................  105,505    92,190   2,890    65,602
                                                                                          --------  --------  ------  --------

NET ASSETS -- END OF PERIOD.............................................................. $ 49,920  $105,505  $2,903  $  2,890
                                                                                          ========  ========  ======  ========

                                                                                               EQ/LARGE CAP
                                                                                               GROWTH PLUS*
                                                                                          ----------------------
                                                                                           2011 (A)      2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   15,607  $   13,768
  Net realized gain (loss) on investments................................................     79,846      55,972
  Change in unrealized appreciation (depreciation) of investments........................   (240,178)    449,510
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (144,725)    519,250
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    608,386     575,664
   Transfers between funds including guaranteed interest account, net....................    151,976     (18,939)
   Transfers for contract benefits and terminations......................................   (815,716)   (708,337)
   Contract maintenance charges..........................................................    (38,680)    (37,688)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    (94,034)   (189,300)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.     (1,602)         --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (240,361)    329,950
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,910,807   3,580,857
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,670,446  $3,910,807
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-52

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          EQ/LARGE CAP VALUE PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    89,212  $    92,504
  Net realized gain (loss) on investments................................................    (840,961)    (974,884)
  Change in unrealized appreciation (depreciation) of investments........................     388,746    1,834,501
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (363,003)     952,121
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     816,162    1,062,029
   Transfers between funds including guaranteed interest account, net....................    (165,847)    (563,026)
   Transfers for contract benefits and terminations......................................  (1,208,220)  (1,024,085)
   Contract maintenance charges..........................................................     (69,239)     (75,322)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (627,144)    (600,404)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (990,147)     351,717
NET ASSETS -- BEGINNING OF PERIOD........................................................   8,175,643    7,823,926
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 7,185,496  $ 8,175,643
                                                                                          ===========  ===========

                                                                                          EQ/MID CAP INDEX*
                                                                                          -----------------
                                                                                            2011      2010
                                                                                          --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    169  $   276
  Net realized gain (loss) on investments................................................   (5,722)    (196)
  Change in unrealized appreciation (depreciation) of investments........................    5,635    8,337
                                                                                          --------  -------

  Net Increase (decrease) in net assets from operations..................................       82    8,417
                                                                                          --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    3,027    3,677
   Transfers between funds including guaranteed interest account, net....................  (14,870)   1,857
   Transfers for contract benefits and terminations......................................   (5,581)      --
   Contract maintenance charges..........................................................     (254)    (307)
                                                                                          --------  -------

  Net increase (decrease) in net assets from contractowners transactions.................  (17,678)   5,227
                                                                                          --------  -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --       --
                                                                                          --------  -------

INCREASE (DECREASE) IN NET ASSETS........................................................  (17,596)  13,644
NET ASSETS -- BEGINNING OF PERIOD........................................................   42,743   29,099
                                                                                          --------  -------

NET ASSETS -- END OF PERIOD.............................................................. $ 25,147  $42,743
                                                                                          ========  =======

                                                                                           EQ/MID CAP VALUE PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    62,392  $    72,997
  Net realized gain (loss) on investments................................................    (187,937)    (560,329)
  Change in unrealized appreciation (depreciation) of investments........................    (566,720)   2,019,887
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (692,265)   1,532,555
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     781,760      709,346
   Transfers between funds including guaranteed interest account, net....................    (435,001)    (214,787)
   Transfers for contract benefits and terminations......................................    (751,557)  (1,844,558)
   Contract maintenance charges..........................................................     (41,610)    (102,043)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (446,408)  (1,452,042)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,138,673)      80,513
NET ASSETS -- BEGINNING OF PERIOD........................................................   7,606,517    7,526,004
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 6,467,844  $ 7,606,517
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-53

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              EQ/MONEY MARKET*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $       (83) $       153
  Net realized gain (loss) on investments................................................         251          180
  Change in unrealized appreciation (depreciation) of investments........................      (1,863)         460
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................      (1,695)         793
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  12,425,672    9,453,883
   Transfers between funds including guaranteed interest account, net....................  (1,861,197)  (2,017,313)
   Transfers for contract benefits and terminations......................................  (5,824,196)  (3,695,204)
   Contract maintenance charges..........................................................    (190,788)    (180,058)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................   4,549,491    3,561,308
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         501           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   4,548,297    3,562,101
NET ASSETS -- BEGINNING OF PERIOD........................................................   9,960,195    6,398,094
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $14,508,492  $ 9,960,195
                                                                                          ===========  ===========

                                                                                              EQ/PIMCO ULTRA
                                                                                                SHORT BOND*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   11,104  $    7,236
  Net realized gain (loss) on investments................................................     31,671     (45,575)
  Change in unrealized appreciation (depreciation) of investments........................    (48,478)     55,129
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     (5,703)     16,790
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    662,710     824,107
   Transfers between funds including guaranteed interest account, net....................   (339,712)   (337,171)
   Transfers for contract benefits and terminations......................................   (248,649)   (180,194)
   Contract maintenance charges..........................................................    (22,464)    (21,730)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     51,885     285,012
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................     46,182     301,802
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,156,933   1,855,131
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,203,115  $2,156,933
                                                                                          ==========  ==========

                                                                                          EQ/QUALITY BOND PLUS*
                                                                                          --------------------
                                                                                            2011       2010
                                                                                          --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  2,415   $ 15,102
  Net realized gain (loss) on investments................................................   (9,181)      (153)
  Change in unrealized appreciation (depreciation) of investments........................    8,700     (6,612)
                                                                                          --------   --------

  Net Increase (decrease) in net assets from operations..................................    1,934      8,337
                                                                                          --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    1,965      5,626
   Transfers between funds including guaranteed interest account, net....................  (42,016)        --
   Transfers for contract benefits and terminations......................................  (26,748)      (149)
   Contract maintenance charges..........................................................   (1,339)    (1,512)
                                                                                          --------   --------

  Net increase (decrease) in net assets from contractowners transactions.................  (68,138)     3,965
                                                                                          --------   --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --         --
                                                                                          --------   --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (66,204)    12,302
NET ASSETS -- BEGINNING OF PERIOD........................................................  138,425    126,123
                                                                                          --------   --------

NET ASSETS -- END OF PERIOD.............................................................. $ 72,221   $138,425
                                                                                          ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-54

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          EQ/SMALL COMPANY INDEX*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,646  $   40,273
  Net realized gain (loss) on investments................................................     75,041    (277,870)
  Change in unrealized appreciation (depreciation) of investments........................   (235,904)  1,181,405
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (134,217)    943,808
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    515,698     597,301
   Transfers between funds including guaranteed interest account, net....................   (265,253)     61,458
   Transfers for contract benefits and terminations......................................   (929,397)   (474,436)
   Contract maintenance charges..........................................................    (38,958)    (41,546)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (717,910)    142,777
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         26          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (852,101)  1,086,585
NET ASSETS -- BEGINNING OF PERIOD........................................................  4,679,632   3,593,047
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,827,531  $4,679,632
                                                                                          ==========  ==========

                                                                                          EQ/T. ROWE PRICE   EQ/WELLS FARGO
                                                                                           GROWTH STOCK*      OMEGA GROWTH*
                                                                                          ---------------  ------------------
                                                                                            2011    2010     2011      2010
                                                                                          -------  ------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    --  $   --  $     --  $     14
  Net realized gain (loss) on investments................................................     429      (2)    5,587     3,202
  Change in unrealized appreciation (depreciation) of investments........................  (1,546)    209    (8,349)   14,819
                                                                                          -------  ------  --------  --------

  Net Increase (decrease) in net assets from operations..................................  (1,117)    207    (2,762)   18,035
                                                                                          -------  ------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     819      --     3,573        --
   Transfers between funds including guaranteed interest account, net....................  27,901      --   155,349        --
   Transfers for contract benefits and terminations......................................      --      --        --      (171)
   Contract maintenance charges..........................................................    (251)    (10)   (1,371)     (650)
                                                                                          -------  ------  --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  28,469     (10)  157,551      (821)
                                                                                          -------  ------  --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.      --      --        --        --
                                                                                          -------  ------  --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  27,352     197   154,789    17,214
NET ASSETS -- BEGINNING OF PERIOD........................................................   1,474   1,277   122,383   105,169
                                                                                          -------  ------  --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $28,826  $1,474  $277,172  $122,383
                                                                                          =======  ======  ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-55

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                           MULTIMANAGER MULTI-
                                                                                              SECTOR BOND*
                                                                                          --------------------
                                                                                             2011       2010
                                                                                          ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   40,980  $ 25,682
  Net realized gain (loss) on investments................................................      1,987     6,419
  Change in unrealized appreciation (depreciation) of investments........................        130     2,622
                                                                                          ----------  --------

  Net Increase (decrease) in net assets from operations..................................     43,097    34,723
                                                                                          ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    327,492   242,653
   Transfers between funds including guaranteed interest account, net....................   (116,253)  300,785
   Transfers for contract benefits and terminations......................................   (141,554)  (99,947)
   Contract maintenance charges..........................................................     (8,354)   (6,890)
                                                                                          ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.................     61,331   436,601
                                                                                          ----------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --        --
                                                                                          ----------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................    104,428   471,324
NET ASSETS -- BEGINNING OF PERIOD........................................................    989,211   517,887
                                                                                          ----------  --------

NET ASSETS -- END OF PERIOD.............................................................. $1,093,639  $989,211
                                                                                          ==========  ========

                                                                                          MULTIMANAGER SMALL
                                                                                              CAP VALUE*
                                                                                          -----------------
                                                                                            2011      2010
                                                                                          --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    104  $   132
  Net realized gain (loss) on investments................................................   (8,634)  (3,379)
  Change in unrealized appreciation (depreciation) of investments........................    5,148   22,795
                                                                                          --------  -------

  Net Increase (decrease) in net assets from operations..................................   (3,382)  19,548
                                                                                          --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      137      641
   Transfers between funds including guaranteed interest account, net....................   52,653    3,251
   Transfers for contract benefits and terminations......................................   (9,256)    (109)
   Contract maintenance charges..........................................................     (767)    (589)
                                                                                          --------  -------

  Net increase (decrease) in net assets from contractowners transactions.................   42,767    3,194
                                                                                          --------  -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        2       --
                                                                                          --------  -------

INCREASE (DECREASE) IN NET ASSETS........................................................   39,387   22,742
NET ASSETS -- BEGINNING OF PERIOD........................................................   98,560   75,818
                                                                                          --------  -------

NET ASSETS -- END OF PERIOD.............................................................. $137,947  $98,560
                                                                                          ========  =======

                                                                                               MULTIMANAGER
                                                                                                TECHNOLOGY*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $     (343) $       --
  Net realized gain (loss) on investments................................................     92,877      28,307
  Change in unrealized appreciation (depreciation) of investments........................   (228,585)    476,775
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (136,051)    505,082
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    441,388     467,640
   Transfers between funds including guaranteed interest account, net....................   (196,165)    (76,677)
   Transfers for contract benefits and terminations......................................   (503,556)   (261,042)
   Contract maintenance charges..........................................................    (32,861)    (31,060)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (291,194)     98,861
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         25          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (427,220)    603,943
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,530,780   2,926,837
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,103,560  $3,530,780
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-56

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          TARGET 2015 ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   25,110  $   26,903
  Net realized gain (loss) on investments................................................    (23,431)      2,889
  Change in unrealized appreciation (depreciation) of investments........................    (38,965)    160,211
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    (37,286)    190,003
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    320,080     441,264
   Transfers between funds including guaranteed interest account, net....................   (362,206)     33,376
   Transfers for contract benefits and terminations......................................   (327,200)    (28,286)
   Contract maintenance charges..........................................................    (16,717)    (17,124)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (386,043)    429,230
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (423,329)    619,233
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,032,569   1,413,336
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,609,240  $2,032,569
                                                                                          ==========  ==========

                                                                                          TARGET 2025 ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   28,563  $   25,219
  Net realized gain (loss) on investments................................................     96,569     (51,908)
  Change in unrealized appreciation (depreciation) of investments........................   (236,374)    229,773
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (111,242)    203,084
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    579,359     586,880
   Transfers between funds including guaranteed interest account, net....................   (271,625)    168,207
   Transfers for contract benefits and terminations......................................   (250,553)   (123,666)
   Contract maintenance charges..........................................................    (21,726)    (16,952)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     35,455     614,469
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          1          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (75,786)    817,553
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,063,692   1,246,139
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,987,906  $2,063,692
                                                                                          ==========  ==========

                                                                                              TARGET 2035
                                                                                              ALLOCATION*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  6,529  $  4,606
  Net realized gain (loss) on investments................................................   34,000   (11,548)
  Change in unrealized appreciation (depreciation) of investments........................  (61,062)   53,131
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (20,533)   46,189
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  182,968   143,772
   Transfers between funds including guaranteed interest account, net....................  (22,436)   45,500
   Transfers for contract benefits and terminations......................................  (60,841)  (66,616)
   Contract maintenance charges..........................................................   (4,664)   (3,599)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   95,027   119,057
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        4        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   74,498   165,246
NET ASSETS -- BEGINNING OF PERIOD........................................................  403,649   238,403
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $478,147  $403,649
                                                                                          ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-57

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              TARGET 2045
                                                                                              ALLOCATION*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  5,078  $  3,363
  Net realized gain (loss) on investments................................................   31,613     2,989
  Change in unrealized appreciation (depreciation) of investments........................  (57,723)   29,458
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (21,032)   35,810
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  163,929   130,299
   Transfers between funds including guaranteed interest account, net....................  (18,420)   (6,224)
   Transfers for contract benefits and terminations......................................  (72,976)  (62,501)
   Contract maintenance charges..........................................................   (3,878)   (2,984)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   68,655    58,590
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       53        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   47,676    94,400

NET ASSETS -- BEGINNING OF PERIOD........................................................  325,363   230,963
                                                                                          --------  --------
NET ASSETS -- END OF PERIOD.............................................................. $373,039  $325,363
                                                                                          ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(a)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011. (See Note 6)

                                    FSA-58

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, The "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity Contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by contractowners of group annuity Contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 37 Variable Investment Options. The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "The Trusts"). The Trusts are open-end management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   The Contractowners invest in Separate Accounts No. 10, 4, 3 and 66 under the following respective names:

                                       POOLED SEPARATE ACCOUNT FUNDS**
                 RIA                   -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
                                       EQ ADVISORS TRUST*
Separate Account No. 66:               ------------------
                                       EQ/AllianceBernstein Small Cap Growth
                                       EQ/BlackRock Basic Value Equity        EQ/Large Cap Growth Index
                                       EQ/Calvert Socially Responsible        EQ/Large Cap Growth PLUS
                                       EQ/Capital Guardian Research           EQ/Large Cap Value PLUS
                                       EQ/Equity 500 Index                    EQ/Mid Cap Index
                                       EQ/Equity Growth PLUS                  EQ/Mid Cap Value PLUS
                                       EQ/Global Multi-Sector Equity          EQ/Money Market
                                       EQ/Intermediate Government Bond Index  EQ/Quality Bond PLUS
                                       EQ/International Core PLUS             EQ/T. Rowe Price Growth Stock
                                       EQ/International Equity Index/(1)/     EQ/Wells Fargo Omega Growth/(3)/
                                       EQ/International Value PLUS/(2)/       AXA PREMIER VIP TRUST*
                                       EQ/JPMorgan Value Opportunities        Multimanager Multi-Sector Bond
                                       EQ/Large Cap Core PLUS                 Multimanager Small Cap Value

                 MRP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------        Multimanager Technology
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
Separate Account No. 66:               EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                                       ------------------                     ----------------------
                                       EQ/Calvert Socially Responsible
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/GAMCO Small Company Value           AXA Aggressive Allocation
                                       EQ/Global Multi-Sector Equity          AXA Conservative Allocation
                                       EQ/Intermediate Government Bond Index  AXA Conservative-Plus Allocation
                                       EQ/International Core PLUS             AXA Moderate Allocation
                                       EQ/International Equity Index/(1)/     AXA Moderate-Plus Allocation
                                       EQ/Large Cap Growth PLUS               Multimanager Multi-Sector Bond
                                       EQ/Large Cap Value PLUS                Multimanager Technology
                                       EQ/Mid Cap Value PLUS                  Target 2015 Allocation
                                       EQ/Money Market                        Target 2025 Allocation
                                       EQ/PIMCO Ultra Short Bond              Target 2035 Allocation
                                       EQ/Small Company Index                 Target 2045 Allocation

                 EPP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

            INSTITUTIONAL              POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                Balanced Account
Separate Account No. 4                 Growth Stock Account
Separate Account No. 3                 Mid Cap Growth Stock Account

   ----------
  (1)Formerly known as EQ/AllianceBernstein International

                                    FSA-59

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Concluded)

  (2)Formerly known as EQ/BlackRock International value
  (3)Formerly known as EQ/Wells Fargo Advantage Omega Growth
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   **As defined in the respective Prospectus of the Plans.

   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Accounts' financial statements and disclosures.

   Investment securities for Separate Accounts No. 10, 4 and 3 are valued as follows:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

                                    FSA-60

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Continued)


   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Investments in units of other Separate Accounts are valued at net unit value thereof.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Investment Transactions:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2011, the average monthly notional value of futures contracts held in Separate Account No. 4 was $396,461. All futures contracts were related to equity contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions. For the year ended December 31, 2011, the average monthly principal amount of forward foreign currency exchange contracts held in Separate Account No. 10 was $341,686.

                                    FSA-61

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Continued)


   Market and Credit Risk:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   Contracts in Payout:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   Other assets and liabilities:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   Contract Payments and Withdrawals:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   Foreign Taxes:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   Investments in Separate Account No. 66 are valued as follows:

   Investments:

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

                                    FSA-62

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account. Transfers between funds including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

                                    FSA-63

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Continued)


   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                               FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011
                                                             LEVEL 1
                                               --------------------------------------------
                                                 SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT        ACCOUNT        ACCOUNT
                                                 NO. 10       NO. 4/(2)/     NO. 3/(2)/
                                                -----------    -----------    -----------
ASSETS
Investments:
Common Stocks
 Consumer Discretionary....................... $ 1,299,550    $ 9,779,654    $ 3,535,622
 Consumer Staples.............................   1,089,590      8,763,096      1,206,794
 Energy.......................................   1,195,457      7,583,833      2,294,519
 Financials...................................   1,060,034      2,651,668      1,425,783
 Health Care..................................   2,469,143      8,605,886      4,142,020
 Industrial...................................     877,043      8,682,937             --
 Information Technology.......................   1,956,148     19,153,906      5,083,502
 Materials....................................     442,906      3,666,015        452,941
 Telecommunication Services...................     203,216        830,756             --
 Utilities....................................     408,378         62,047             --
 Producers Durables...........................          --             --      4,455,011
                                                -----------    -----------    -----------
   TOTAL COMMON STOCKS........................  11,001,465     69,779,798     22,596,192
                                                -----------    -----------    -----------
 Short term...................................     886,379        181,718        371,027
                                                -----------    -----------    -----------
TOTAL LEVEL 1................................. $11,887,844    $69,961,516    $22,967,219
                                                ===========    ===========    ===========

                                                             LEVEL 2
                                               --------------------------------------------
                                                SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT        ACCOUNT        ACCOUNT
                                                 NO. 10          NO. 4          NO. 3
                                                -----------    -----------    -----------
ASSETS
Investments:
Fixed Maturities, available for sale
 Corporate.................................... $ 4,345,639    $        --    $        --
 U.S. Treasury, government and agency.........   3,213,968             --             --
 States and political subdivision.............      49,214             --             --
 Foreign governments..........................      82,421             --             --
 Commercial mortgage-backed...................     765,961             --             --
 Residential mortgage-backed..................   2,862,657             --             --
 Asset-backed.................................          --             --             --
                                                -----------    -----------    -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.  11,319,860             --             --
                                                -----------    -----------    -----------
Common Stocks
 Consumer Discretionary.......................     601,336             --             --
 Consumer Staples.............................   1,017,229             --             --
 Energy.......................................   1,102,876             --             --
 Financials...................................   1,813,201             --             --
 Health Care..................................     693,968             --             --
 Industrial...................................     885,826             --             --
 Information Technology.......................     291,463             --             --
 Materials....................................     822,248             --             --
 Telecommunication Services...................     538,091             --             --
 Utilities....................................     322,013             --             --
                                                -----------    -----------    -----------
   TOTAL COMMON STOCKS........................   8,088,251             --             --
                                                -----------    -----------    -----------
 Preferred Stocks.............................      44,989             --             --
                                                -----------    -----------    -----------
TOTAL LEVEL 2................................. $19,453,100    $        --    $        --
                                                ===========    ===========    ===========

                                    FSA-64

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Continued)

                                                             LEVEL 3
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                ACCOUNT     ACCOUNT     ACCOUNT
                                                 NO. 10      NO. 4       NO. 3
                                               ----------- ----------- -----------
ASSETS
Investments:
Fixed Maturities, available for sale
 Commercial mortgage-backed................... $   114,456 $        -- $        --
 Asset-backed.................................      58,797          --          --
                                               ----------- ----------- -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.     173,253          --          --
                                               ----------- ----------- -----------
Common Stocks
 Energy.......................................          --      45,600          --
                                               ----------- ----------- -----------
TOTAL LEVEL 3................................. $   173,253 $    45,600 $        --
                                               ----------- ----------- -----------
 TOTAL ASSETS................................. $31,514,197 $70,007,116 $22,967,219
                                               =========== =========== ===========

The policy is to recognize transfers in and transfers out of the valuation levels as of the end of the actual date of the event or change in circumstances that caused transfer for Separate Account No. 10. During the year ended December 31, 2011, Separate Account No. 10 had a significant amount of foreign equity securities transfer from Level 1 to Level 2 due to the use of international fair value pricing procedures at December 31, 2011. On December 31, 2011, foreign equity securities with a market value of $8,088,251 were transferred from Level 1 to Level 2.

                                                                            LEVEL 3 INSTRUMENTS
                                                                          FAIR VALUE MEASUREMENTS
                                                                          SEPARATE ACCOUNT NO. 10
                                                            --------------------------------------------------
                                                            COMMERCIAL
                                                             MORTGAGE    ASSET      CONSUMER         TOTAL
                                                              BACKED     BACKED   DISCRETIONARY INVESTMENTS/(1)/
                                                            ---------- ---------  ------------- ---------------
BALANCE, DECEMBER 31, 2010................................. $ 302,350  $ 186,759    $     --       $ 489,109
Total gains (losses) realized and unrealized, included in:
Earnings as:
 Net amortization/accretion................................       139        117          --             256
 Investment (losses) gains, net............................   (29,320)   (74,949)    (12,735)       (117,004)
                                                            ---------  ---------    --------       ---------
   SUBTOTAL................................................   (29,181)   (74,832)    (12,735)       (116,748)
                                                            ---------  ---------    --------       ---------
 Change in unrealized gain/(loss)..........................    19,561     55,509        (207)         74,863
 Purchases.................................................        --         --      34,130          34,130
 Sales.....................................................  (178,274)  (108,639)    (21,188)       (308,101)
                                                            ---------  ---------    --------       ---------
BALANCE, DECEMBER 31, 2011................................. $ 114,456  $  58,797    $     --       $ 173,253
                                                            =========  =========    ========       =========

                                    FSA-65

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Concluded)


                                                              LEVEL 3 INSTRUMENTS
                                                                FAIR VALUE MEASUREMENTS
                                                             SEPARATE ACCOUNT NO. 4
                                                            --------------------------
                                                                            TOTAL
                                                              ENERGY   INVESTMENTS/(1)/
                                                            --------   ---------------
BALANCE, DECEMBER 31, 2010................................. $    --        $    --
Total gains (losses) realized and unrealized, included in:
Earnings as:
 Investment (losses) gains, net............................      60             60
                                                            -------        -------
   SUBTOTAL................................................      60             60
                                                            -------        -------
 Change in unrealized gain/(loss)..........................  11,515         11,515
 Purchases.................................................  34,085         34,085
 Sales.....................................................     (60)           (60)
                                                            -------        -------
BALANCE, DECEMBER 31, 2011................................. $45,600        $45,600
                                                            =======        =======

-----------
(1)There were no transfers into, and out of, Level 3 during the year for Separate Accounts No. 4 and 10.
(2)There were no transfers between Level 1 and 2 during the year for Separate Accounts No. 4 and 3.

   The table below details the changes in unrealized gains for 2011 by category for Level 3 assets still held at December 31, 2011:

                                                     SEPARATE ACCOUNT SEPARATE ACCOUNT
                                                          NO. 4            NO. 10
                                                     ---------------- ----------------
LEVEL 3 INSTRUMENTS STILL HELD AT DECEMBER 31, 2011
Change in unrealized gains or losses
Fixed maturities, available for sale:
 Commercial mortgage-backed.........................     $    --          $ 7,651
 Residential mortgage-backed........................          --               --
 Asset-backed.......................................          --           (8,125)
                                                         -------          -------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.......          --             (474)
                                                         -------          -------
Common Stocks
 Energy.............................................      11,515               --
                                                         -------          -------
TOTAL...............................................     $11,515          $  (474)
                                                         =======          =======

   For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1.
   There were no transfers between Level 1 and Level 2 during the year for Separate Account No. 66.

4. Purchases and Sales on Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows for Separate Account No. 66:

                                       PURCHASES    SALES
                                       ---------- ----------
AXA Aggressive Allocation............. $  646,824 $  492,895
AXA Conservative Allocation...........    793,477    282,910
AXA Conservative-Plus Allocation......    177,175    137,667
AXA Moderate Allocation...............  3,600,093  1,548,103
AXA Moderate-Plus Allocation..........    248,456    489,057
EQ/AllianceBernstein Small Cap Growth.     94,348     56,419
EQ/BlackRock Basic Value Equity.......     25,058      9,512
EQ/Calvert Socially Responsible.......    256,627    422,456
EQ/Capital Guardian Research..........    826,523    823,246
EQ/Equity 500 Index...................  2,513,672  4,016,663

                                    FSA-66

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


4. Purchases and Sales on Investments (Concluded)

                                        PURCHASES    SALES
                                       ----------- ----------
EQ/Equity Growth PLUS................. $    55,340 $  125,759
EQ/GAMCO Small Company Value..........   1,058,890    869,355
EQ/Global Multi-Sector Equity.........     615,508    869,903
EQ/Intermediate Government Bond Index.   1,639,563    765,813
EQ/International Core PLUS............   1,016,043  1,132,234
EQ/International Equity Index.........   1,458,446  2,537,179
EQ/International Value PLUS...........       8,229        770
EQ/JPMorgan Value Opportunities.......      25,755        524
EQ/Large Cap Core PLUS................       5,092     50,985
EQ/Large Cap Growth Index.............          26         56
EQ/Large Cap Growth PLUS..............     994,152  1,072,146
EQ/Large Cap Value PLUS...............     978,929  1,516,009
EQ/Mid Cap Index......................      18,181     35,690
EQ/Mid Cap Value PLUS.................     938,454  1,321,599
EQ/Money Market.......................  13,569,661  9,017,244
EQ/PIMCO Ultra Short Bond.............   1,006,037    942,757
EQ/Quality Bond PLUS..................       3,639     69,359
EQ/Small Company Index................     886,375  1,230,579
EQ/T. Rowe Price Growth Stock.........      57,863     29,394
EQ/Wells Fargo Omega Growth...........     174,224     12,195
Multimanager Multi-Sector Bond........     640,462    538,026
Multimanager Small Cap Value..........      76,741     33,870
Multimanager Technology...............     758,516  1,049,654
Target 2015 Allocation................     365,328    703,630
Target 2025 Allocation................     704,461    627,843
Target 2035 Allocation................     209,221    105,194
Target 2045 Allocation................     171,423     95,257

   Investment Security Transactions

   For the year ended December 31, 2011, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4 and 3:

                                  PURCHASES                      SALES
                         ---------------------------- ----------------------------
                                             U.S.                         U.S.
                           STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                     DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                     --------------- ------------ --------------- ------------
Separate Account No. 10.   $23,241,832    $6,119,821    $31,871,084    $7,364,282
Separate Account No. 4..    13,758,814            --     20,259,566            --
Separate Account No. 3..    33,810,426            --     37,278,849            --

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by The Trusts. The Rule 12b-1 Plans provide that The Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares. Effective January 1, 2012, Class A units of the Variable Investment Options will be charged a 12b-1 fee.

                                    FSA-67

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

5. Related Party Transactions (Concluded)


   AXA Equitable serves as investment manager of The Trusts and as such receives management fees for services performed in its capacity as investment manager of The Trusts. AXA Equitable oversees the activities of the investment advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisors. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.06% to a high of 1.14% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of The Trusts, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the EQ/AllianceBernstein Portfolios; EQ/Equity 500 Index and Separate Accounts No. 10, 4 and 3; as well as a portion of AXA Premier VIP High Yield and EQ/Money Market. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

6. Reorganizations

   In 2011, a fund reorganization occurred within EQAT. The corresponding reorganization occurred within the Variable Investment Options of Separate Account No. 66. The purpose of the reorganization was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In May 2011, pursuant to a Plan of Reorganization and Termination, the merger was approved by shareholders, whereby, certain Portfolios of EQAT (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQAT (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, the reorganization which occurred in 2011 was treated as merger. In 2011, there were no reorganizations within Separate Accounts No. 10, 4, and 3. In 2010, there were no reorganizations within the Variable Investments of the Separate Account No. 66 and Separate Accounts No. 10, 4, and 3.

-------------------------------------------------------------------------------
                          REMOVED PORTFOLIO          SURVIVING PORTFOLIO
-------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------
Shares -- Class B           6,897                       7,139
Value -- Class B          $ 13.86                    $  17.57
Net Assets Before Merger  $95,596                    $ 29,839
Net Assets After Merger   $    --                    $125,435

7. Asset Charges

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   RIA

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Continued)

   holders (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   Investment Management Fee:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   Administrative Fees:

   Contracts investing in the Funds are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn and is deducted as a liquidation of fund units.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Funds paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Funds. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

 . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

 . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

 . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a direct payment. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   Investment Management Fee:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Continued)


   Administrative Fees:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5...........     No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   Institutional

   Asset Management Fees

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST                  ANNUAL RATE
   --------------------------------     -------------------------------------
 Minimum Fee...........................                $5,000
 First $2 million......................              0.85 of 1%
 Next $3 million.......................              0.60 of 1%
 Next $5 million.......................              0.40 of 1%
 Next $15 million......................              0.30 of 1%
 Next $75 million......................              0.25 of 1%
 Excess over $100 million..............              0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   Administrative Fees

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. Certain of these client contracts provide for administrative fees to be paid through a liquidation of units from Separate Account No. 2A. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   Operating and Expense Charges

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Concluded)


   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

8. Changes in Units Outstanding

   Accumulation units issued and redeemed during the year ended December 31, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                         BALANCED FUND     COMMON STOCK FUND   MID CAP GROWTH FUND
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
RIA
Issued..................   --       --      --         --       --        --
Redeemed................   (4)      (4)     (1)        (1)      --        (2)
                          ----     ----    ---        ---      ---       ---
Net Decrease............   (4)      (4)     (1)        (1)      --        (2)
                          ====     ====    ===        ===      ===       ===

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                         BALANCED FUND     GROWTH EQUITY FUND  MID CAP GROWTH FUND
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
MRP
Issued..................   52       66      13         23       57        55
Redeemed................ (108)    (104)    (23)       (33)     (96)      (49)
                          ----     ----    ---        ---      ---       ---
Net Increase (Decrease).  (56)     (38)    (10)       (10)     (39)        6
                          ====     ====    ===        ===      ===       ===

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                         BALANCED FUND     COMMON STOCK FUND
                         ----------------  ----------------
                         2011     2010     2011       2010
                         ----     ----     ----       ----
EPP
Issued..................   --       --      --         --
Redeemed................   (2)      --      --         --
                          ----     ----    ---        ---
Net Decrease............   (2)      --      --         --
                          ====     ====    ===        ===

                                                               MID CAP GROWTH
                         BALANCED ACCOUNT  GROWTH STOCK ACCOUNT STOCK ACCOUNT
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
INSTITUTIONAL
Issued..................   --       --      --         --       --        --
Redeemed................   --       --      --         (1)      --        --
                          ----     ----    ---        ---      ---       ---
Net Decrease............   --       --      --         (1)      --        --
                          ====     ====    ===        ===      ===       ===

   SEPARATE ACCOUNT NO. 66:

                          AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE- AXA MODERATE
                          ALLOCATION     ALLOCATION       PLUS ALLOCATION   ALLOCATION
                          -------------  ---------------  ----------------  ----------
                          2011    2010   2011     2010    2011     2010     2011   2010
                          ----    ----   ----     ----    ----     ----     ----   ----
RIA
Net Issued...............  --      --     --       --      --       --        --     --
Net Redeemed.............  --      --     --       --      --       --        --     --
                          ---     ---    ---      ---     ---      ---      ----   ----
Net Increase (Decreased).  --      --     --       --      --       --        --     --
                          ---     ---    ---      ---     ---      ---      ----   ----
MRP
Net Issued...............  66      82     69       42      15       28       319    481
Net Redeemed............. (57)    (17)   (26)     (25)    (14)     (22)     (156)  (155)
                          ---     ---    ---      ---     ---      ---      ----   ----
Net Increase (Decreased).   9      65     43       17       1        6       163    326
                          ---     ---    ---      ---     ---      ---      ----   ----

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Changes in Units Outstanding (Continued)

                          AXA MODERATE-     EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK       EQ/CALVERT SOCIALLY
                          PLUS ALLOCATION   SMALL CAP GROWTH     BASIC VALUE EQUITY RESPONSIBLE
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --        1        --        --        --
Net Redeemed.............  --        --       --         --       --        (1)       --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --        1        (1)       --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  20       130       --         --       --        --        32        51
Net Redeemed............. (50)      (21)      --         --       --        --       (53)      (28)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased). (30)      109       --         --       --        --       (21)       23
                          ---       ---       ----       ----    ---        ----      ----      ----

                          EQ/CAPITAL        EQ/EQUITY 500        EQ/EQUITY          EQ/GAMCO SMALL
                          GUARDIAN RESEARCH    INDEX             GROWTH PLUS        COMPANY VALUE
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  (1)       --       (2)        (1)      (1)       --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  (1)       --       (2)        (1)      (1)       --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  46        35      238        217       --        --        68       107
Net Redeemed............. (44)      (81)    (364)      (287)      --        --       (58)      (46)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).   2       (46)    (126)       (70)      --        --        10        61
                          ---       ---       ----       ----    ---        ----      ----      ----

                                            EQ/INTERMEDIATE
                          EQ/GLOBAL         GOVERNMENT           EQ/INTERNATIONAL   EQ/INTERNATIONAL
                          MULTI-SECTOR EQUITY BOND INDEX           CORE PLUS          EQUITY INDEX
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  --        --       --         --       --        --        (2)       (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --       --        --        (2)       (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  45        62      136         95       69        60        63        61
Net Redeemed............. (73)      (81)     (66)      (100)     (88)     (108)     (130)     (126)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased). (28)      (19)      70         (5)     (19)      (48)      (67)      (65)
                          ---       ---       ----       ----    ---        ----      ----      ----

                          EQ/INTERNATIONAL  EQ/JPMORGAN VALUE    EQ/LARGE CAP       EQ/LARGE CAP
                          VALUE PLUS        OPPORTUNITIES        CORE PLUS          GROWTH INDEX
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --        1         --       --        --        --        --
Net Redeemed.............  --        --       --         --       (1)       --        --        (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --        1         --       (1)       --        --        (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  --        --       --         --       --        --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --       --        --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Changes in Units Outstanding (Concluded)

                          EQ/LARGE CAP     EQ/LARGE CAP   EQ/MID CAP        EQ/MID CAP
                          GROWTH PLUS      VALUE PLUS       INDEX           VALUE PLUS
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............    1       --       1       1    --       --       --        --
Net Redeemed.............   (2)      (2)     (2)     (3)   --       --       --        (1)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   (1)      (2)     (1)     (2)   --       --       --        (1)
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............  117      126      69      98    --       --       56        55
Net Redeemed............. (132)    (112)   (109)   (140)   --       --      (83)     (157)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  (15)      14     (40)    (42)   --       --      (27)     (102)
                           ----     ----    ----   ----   ---      ---      ---      ----

                           EQ/MONEY        EQ/PIMCO ULTRA EQ/QUALITY         EQ/SMALL
                            MARKET         SHORT BOND     BOND PLUS         COMPANY INDEX
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............   --       --      --      --    --       --       --        --
Net Redeemed.............   --       --      --      --    (1)      --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   --       --      --      --    (1)      --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued............... 1361      987      85      76    --       --       33        61
Net Redeemed............. (895)    (631)    (81)    (51)   --       --      (77)      (51)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  466      356       4      25    --       --      (44)       10
                           ----     ----    ----   ----   ---      ---      ---      ----

                          EQ/T. ROWE PRICE EQ/WELLS FARGO MULTIMANAGER      MULTIMANAGER
                          GROWTH STOCK     OMEGA GROWTH   MULTI-SECTOR BOND SMALL CAP VALUE
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............    6       --       1      --    --       --        1        --
Net Redeemed.............   (3)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).    3       --       1      --    --       --        1        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............   --       --      --      --    65       67       --        --
Net Redeemed.............   --       --      --      --   (51)     (17)      --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   --       --      --      --    14       50       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----

                          MULTIMANAGER     TARGET 2015    TARGET 2025       TARGET 2035
                          TECHNOLOGY       ALLOCATION     ALLOCATION        ALLOCATION
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............   --       --      --      --    --       --       --        --
Net Redeemed.............   (1)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   (1)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............   50       59      34      53    73      103       23        23
Net Redeemed.............  (70)     (47)    (74)     (3)  (73)     (28)     (12)       (8)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  (20)      12     (40)     50    --       75       11        15
                           ----     ----    ----   ----   ---      ---      ---      ----

                          TARGET 2045
                          ALLOCATION
                          ---------------
                          2011     2010
                          ----     ----
RIA
Net Issued...............   --       --
Net Redeemed.............   --       --
                           ----     ----
Net Increase (Decreased).   --       --
                           ----     ----
MRP
Net Issued...............   20       17
Net Redeemed.............  (11)     (10)
                           ----     ----
Net Increase (Decreased).    9        7
                           ----     ----

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


9. Restatement

   In 2011, AXA Equitable discovered that it inadvertently had not recorded a security and related dividends arising from a class action settlement attributable to Separate Accounts No. 10, 4, and 3. This matter affected the previously issued financial statements of those Separate Accounts for periods ended on or before December 31, 2010. The accompanying financial statements of and for the periods ended December 31, 2008 through December 31, 2010 have been restated to correct the resulting misstatements; the impact on the financial statements for periods ended on or prior to December 31, 2007 was not material. The affected Funds and the effect of the restatement on each, are as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                   SEPARATE ACCOUNT NO. 10
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY       AS
                                                                                                      PRESENTED     RESTATED
                                                                                                     -----------  -----------
NET ASSETS, JANUARY 1, 2010................................................................          $39,691,163  $40,126,206
Net investment income for the year ended December 31, 2010.................................              982,370    1,274,508
Change in unrealized appreciation of investments...........................................            1,638,056    1,935,107
                                                                                                     -----------  -----------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            3,333,913    3,923,102
                                                                                                     -----------  -----------
Contractowner Transactions Withdrawals.....................................................           (5,513,232)  (5,556,163)
                                                                                                     -----------  -----------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (2,662,309)  (2,705,240)
                                                                                                     -----------  -----------
Increase in net assets for the year ended December 31, 2010................................              671,604    1,217,862
                                                                                                     -----------  -----------
NET ASSETS, DECEMBER 31, 2010..............................................................          $40,362,767  $41,344,068
                                                                                                     ===========  ===========

ALLIANCEBERNSTEIN BALANCED FUND
RIA
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $210.35  $    193.55  $    156.08
Unit value, end of period -- as restated................................................... $215.46  $    195.67  $    157.54
Net assets, (000s) -- as originally presented.............................................. $ 3,950  $     4,521  $     5,210
Net assets, (000s) -- as restated.......................................................... $ 4,046  $     4,571  $     5,259
Expense ratio -- as originally presented...................................................    0.61%        0.55%        0.63%
Expense ratio -- as restated...............................................................    0.60%        0.55%        0.63%
Total return -- as originally presented....................................................    8.68%       24.01%      (29.69%)
Total return -- as restated................................................................   10.12%       24.20%      (29.03%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

MRP
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $ 50.35  $     46.33  $     37.35
Unit value, end of period -- as restated................................................... $ 51.57  $     46.84  $     37.70
Net assets, (000s) -- as originally presented.............................................. $26,962  $    26,557  $    22,374
Net assets, (000s) -- as restated.......................................................... $27,617  $    26,851  $    22,582
Expense ratio -- as originally presented...................................................    0.61%        0.55%        1.69%
Expense ratio -- as restated...............................................................    0.60%        0.55%        1.69%
Total return -- as originally presented....................................................    8.68%       24.04%      (30.44%)
Total return -- as restated................................................................   10.11%       24.24%      (29.79%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

EPP
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $219.29  $    201.26  $    161.90
Unit value, end of period -- as restated................................................... $224.62  $    203.47  $    163.42
Net assets, (000s) -- as originally presented.............................................. $   822  $       749  $       640
Net assets, (000s) -- as restated.......................................................... $   842  $       757  $       626
Expense ratio -- as originally presented...................................................    0.36%        0.30%        0.38%
Expense ratio -- as restated...............................................................    0.35%        0.30%        0.38%
Total return -- as originally presented....................................................    8.96%       24.31%      (29.51%)
Total return -- as restated................................................................   10.40%       24.51%      (28.85%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Continued)

BALANCED ACCOUNT
INSTITUTIONAL
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $22,862.41  $20,931.14  $16,794.82
Unit value, end of period -- as restated............. $23,418.24  $21,160.56  $16,952.35
Net assets, (000s) -- as originally presented........ $    8,642  $    7,870  $    6,298
Net assets, (000s) -- as restated.................... $    8,852  $    7,956  $    6,391
Expense ratio -- as originally presented.............       0.11%       0.05%       0.13%
Expense ratio -- as restated.........................       0.10%       0.05%       0.13%
Total return -- as originally presented..............       9.23%      24.63%     (29.34%)
Total return -- as restated..........................      10.67%      24.82%     (28.67%)
Investment Income ratio -- as originally presented...       3.02%       3.50%       4.01%
Investment Income ratio -- as restated...............       3.68%       3.45%       3.99%

---------------------------------------------------------------------------------------------------------------------------------
                                                     SEPARATE ACCOUNT NO. 4
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY         AS
                                                                                                      PRESENTED       RESTATED
                                                                                                     ------------  ------------
NET ASSETS, JANUARY 1, 2010................................................................          $ 76,284,192  $ 76,526,642
Net investment income for the year ended December 31, 2010.................................             1,035,895     1,324,468
Change in unrealized appreciation of investments...........................................             3,511,778     3,805,212
                                                                                                     ------------  ------------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            10,471,344    11,053,351
                                                                                                     ------------  ------------
Contract owner Transactions Withdrawals....................................................           (20,251,205)  (20,350,245)
                                                                                                     ------------  ------------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (13,110,626)  (13,209,666)
                                                                                                     ------------  ------------
Decrease in net assets for the year ended December 31, 2010................................            (2,634,579)   (2,151,612)
                                                                                                     ------------  ------------
NET ASSETS, DECEMBER 31, 2010..............................................................          $ 73,649,613  $ 74,375,030
                                                                                                     ============  ============

ALLIANCEBERNSTEIN COMMON STOCK FUND
RIA
                                                                                              2010       2009           2008
                                                                                            -------  ------------  ------------
Unit Value, end of period -- as originally presented....................................... $823.87  $     704.77  $     508.49
Unit value, end of period -- as restated................................................... $831.98  $     707.01  $     509.50
Net assets, (000s) -- as originally presented.............................................. $ 3,925  $      4,265  $      3,809
Net assets, (000s) -- as restated.......................................................... $ 3,964  $      4,278  $      3,817
Expense ratio -- as originally presented...................................................    0.15%         0.27%         0.51%
Expense ratio -- as restated...............................................................    0.15%         0.27%         0.51%
Total return -- as originally presented....................................................   16.90%        38.60%       (42.23%)
Total return -- as restated................................................................   17.68%        38.76%       (42.12%)
Investment Income ratio -- as originally presented.........................................    1.65%         1.70%         0.75%
Investment Income ratio -- as restated.....................................................    2.00%         1.69%         0.73%

EPP
                                                                                              2010       2009           2008
                                                                                            -------  ------------  ------------
Unit Value, end of period -- as originally presented....................................... $854.84  $     731.27  $     527.45
Unit value, end of period -- as restated................................................... $863.26  $     733.59  $     528.50
Net assets, (000s) -- as originally presented.............................................. $ 2,619  $      2,303  $      2,341
Net assets, (000s) -- as restated.......................................................... $ 2,645  $      2,311  $      2,345
Expense ratio -- as originally presented...................................................    0.15%         0.24%         0.26%
Expense ratio -- as restated...............................................................    0.15%         0.24%         0.26%
Total return -- as originally presented....................................................   16.90%        38.64%       (42.09%)
Total return -- as restated................................................................   17.68%        38.81%       (41.98%)
Investment Income ratio -- as originally presented.........................................    1.65%         1.70%         0.75%
Investment Income ratio -- as restated.....................................................    2.00%         1.69%         0.73%

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Continued)

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
MRP
                                                         2010       2009       2008
                                                      ---------  ---------  ---------
Unit Value, end of period -- as originally presented. $  323.88  $  277.66  $  200.69
Unit value, end of period -- as restated............. $  327.07  $  278.54  $  201.09
Net assets, (000s) -- as originally presented........ $  29,027  $  27,765  $  20,675
Net assets, (000s) -- as restated.................... $  29,313  $  27,854  $  20,716
Expense ratio -- as originally presented.............      0.37%      0.48%      1.57%
Expense ratio -- as restated.........................      0.37%      0.47%      1.57%
Total return -- as originally presented..............     16.65%     38.35%    (42.87%)
Total return -- as restated..........................     17.42%     38.52%    (42.75%)
Investment Income ratio -- as originally presented...      1.65%      1.70%      0.75%
Investment Income ratio -- as restated...............      2.00%      1.69%      0.73%

GROWTH STOCK ACCOUNT
INSTITUTIONAL
                                                         2010       2009       2008
                                                      ---------  ---------  ---------
Unit Value, end of period -- as originally presented. $8,880.54  $7,590.76  $5,469.59
Unit value, end of period -- as restated............. $8,968.01  $7,614.89  $5,480.48
Net assets, (000s) -- as originally presented........ $  38,080  $  41,954  $  38,789
Net assets, (000s) -- as restated.................... $  38,455  $  42,087  $  38,868
Expense ratio -- as originally presented.............      0.07%      0.15%      0.01%
Expense ratio -- as restated.........................      0.07%      0.15%      0.01%
Total return -- as originally presented..............     16.99%     38.78%    (41.94%)
Total return -- as restated..........................     17.77%     38.95%    (41.83%)
Investment Income ratio -- as originally presented...      1.65%      1.70%      0.75%
Investment Income ratio -- as restated...............      2.00%      1.69%      0.73%

-------------------------------------------------------------------------------------------------------------------------------
                                                    SEPARATE ACCOUNT NO. 3
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY       AS
                                                                                                      PRESENTED     RESTATED
                                                                                                     -----------  -----------
NET ASSETS, JANUARY 1, 2010................................................................          $20,628,760  $20,834,454
Net investment income for the year ended December 31, 2010.................................              (28,708)     204,904
Change in unrealized appreciation of investments...........................................              728,482      966,040
                                                                                                     -----------  -----------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            6,159,348    6,630,518
                                                                                                     -----------  -----------
Contractowner Transactions Withdrawals.....................................................           (5,303,072)  (5,360,094)
                                                                                                     -----------  -----------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (2,402,184)  (2,459,197)
                                                                                                     -----------  -----------
Increase in net assets for the year ended December 31, 2010................................            3,757,164    4,171,312
                                                                                                     -----------  -----------
NET ASSETS, DECEMBER 31, 2010..............................................................          $24,385,924  $25,005,766
                                                                                                     ===========  ===========

ALLIANCEBERNSTEIN MID CAP GROWTH FUND
RIA
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $318.86  $    240.56  $    162.98
Unit value, end of period -- as restated................................................... $326.96  $    242.96  $    164.14
Net assets, (000s) -- as originally presented.............................................. $ 2,384  $     2,225  $     1,878
Net assets, (000s) -- as restated.......................................................... $ 2,445  $     2,248  $     1,891
Expense ratio -- as originally presented...................................................    0.52%        0.73%        0.58%
Expense ratio -- as restated...............................................................    0.52%        0.72%        0.58%
Total return -- as originally presented....................................................   32.55%       47.60%      (45.26%)
Total return -- as restated................................................................   34.58%       48.02%      (44.87%)
Investment Income ratio -- as originally presented.........................................    0.46%        0.59%        0.20%
Investment Income ratio -- as restated.....................................................    1.50%        0.58%        0.19%

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Concluded)

MRP
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $    65.56  $    49.53  $    33.60
Unit value, end of period -- as restated............. $    67.23  $    50.02  $    33.84
Net assets, (000s) -- as originally presented........ $   21,443  $   15,918  $   11,361
Net assets, (000s) -- as restated.................... $   21,988  $   16,076  $   11,441
Expense ratio -- as originally presented.............       0.67%       0.88%       1.80%
Expense ratio -- as restated.........................       0.67%       0.87%       1.80%
Total return -- as originally presented..............      32.36%      47.41%     (45.95%)
Total return -- as restated..........................      34.39%      47.83%     (45.57%)
Investment Income ratio -- as originally presented...       0.46%       0.59%       0.20%
Investment Income ratio -- as restated...............       1.50%       0.58%       0.19%

MID CAP GROWTH STOCK ACCOUNT
INSTITUTIONAL
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $34,652.25  $26,012.67  $17,535.26
Unit value, end of period -- as restated............. $35,533.04  $26,272.05  $17,660.31
Net assets, (000s) -- as originally presented........ $      554  $    2,497  $    3,886
Net assets, (000s) -- as restated.................... $      569  $    2,522  $    3,921
Expense ratio -- as originally presented.............       0.02%       0.23%       0.08%
Expense ratio -- as restated.........................       0.02%       0.22%       0.08%
Total return -- as originally presented..............      33.21%      48.34%     (44.98%)
Total return -- as restated..........................      35.25%      48.76%     (44.60%)
Investment Income ratio -- as originally presented...       0.46%       0.59%       0.20%
Investment Income ratio -- as restated...............       1.50%       0.58%       0.19%

10.Accumulation Unit Values

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                                                     DECEMBER 31, 2011
                                                                       --------------------------------------------
                                                                                  UNITS     NET
                                                                        UNIT   OUTSTANDING ASSETS   TOTAL    EXPENSE
                                                                       VALUES    (000S)    (000S)  RETURN**  RATIO*
                                                                       ------- ----------- ------- --------  -------
   SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
-------------------------------
   2011......................... RIA* - contract charge 0.50% (e)      $214.40      15     $ 3,310   (0.49)%  0.63%
   2010......................... RIA* - contract charge 0.50% (e) (g)  $215.46      19     $ 4,046   10.12%   0.60%
   2009......................... RIA* - contract charge 0.50% (e) (g)  $195.67      23     $ 4,571   24.20%   0.55%
   2008......................... RIA* - contract charge 0.50% (e) (g)  $157.54      33     $ 5,259  (29.03)%  0.63%
   2007......................... RIA* - contract charge 0.50% (e)      $221.99      40     $ 8,924    5.05%   0.77%
   2011......................... MRP* - contract charge 0.50% (e)      $ 51.32     479     $24,589   (0.50)%  0.63%
   2010......................... MRP* - contract charge 0.50% (e) (g)  $ 51.57     535     $27,617   10.11%   0.60%
   2009......................... MRP* - contract charge 0.50% (e) (g)  $ 46.84     573     $26,851   24.24%   0.55%
   2008......................... MRP* - contract charge 1.56% (e) (g)  $ 37.70     599     $22,582  (29.79)%  1.69%
   2007......................... MRP* - contract charge 1.53% (e)      $ 53.70     677     $36,357    3.99%   1.80%

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10. Accumulation Unit Values (Continued)

                                                                                       DECEMBER 31, 2011
                                                                       ------------------------------------------------
                                                                                     UNITS      NET
                                                                          UNIT    OUTSTANDING  ASSETS   TOTAL    EXPENSE
                                                                         VALUES     (000S)     (000S)  RETURN**  RATIO*
                                                                       ---------- ----------- -------- --------  -------
ALLIANCEBERNSTEIN BALANCED FUND
-------------------------------
    2011........................ EPP* - contract charge 0.25% (e)      $   224.07       2     $    408   (0.24)%  0.38%
    2010........................ EPP* - contract charge 0.25% (e) (g)  $   224.62       4     $    842   10.40%   0.35%
    2009........................ EPP* - contract charge 0.25% (e) (g)  $   203.47       4     $    757   24.51%   0.30%
    2008........................ EPP* - contract charge 0.25% (e) (g)  $   163.42       4     $    626  (28.85)%  0.38%
    2007........................ EPP* - contract charge 0.25% (e)      $   229.69       6     $  1,431    5.32%   0.52%

BALANCED ACCOUNT
----------------
    2011........................ Institutional (e)                     $23,414.58       0     $  2,524   (0.02)%  0.13%
    2010........................ Institutional (e) (g)                 $23,418.24       0     $  8,852   10.67%   0.10%
    2009........................ Institutional (e) (g)                 $21,160.56       0     $  7,956   24.82%   0.05%
    2008........................ Institutional (e) (g)                 $16,952.35       0     $  6,391  (28.67)%  0.13%
    2007........................ Institutional (e)                     $23,767.57       0     $  8,533    5.58%   0.27%

    SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
-----------------------------------
    2011........................ RIA* - contract charge 0.08% (e)      $   861.69       4     $  3,275    3.57%   0.16%
    2010........................ RIA* - contract charge 0.08% (e) (g)  $   831.98       5     $  3,964   17.68%   0.15%
    2009........................ RIA* - contract charge 0.08% (e) (g)  $   707.01       6     $  4,278   38.76%   0.27%
    2008........................ RIA* - contract charge 0.50% (e) (g)  $   509.50       7     $  3,817  (42.12)%  0.51%
    2007........................ RIA* - contract charge 0.50% (e)      $   880.30      11     $ 10,082   13.46%   0.53%
    2011........................ EPP* - contract charge 0.08% (e)      $   894.10       3     $  2,616    3.57%   0.16%
    2010........................ EPP* - contract charge 0.08% (e) (g)  $   863.26       3     $  2,645   17.68%   0.15%
    2009........................ EPP* - contract charge 0.08% (e) (g)  $   733.59       3     $  2,311   38.81%   0.24%
    2008........................ EPP* - contract charge 0.25% (e) (g)  $   528.50       4     $  2,345  (41.98)%  0.26%
    2007........................ EPP* - contract charge 0.25% (e)      $   910.82       5     $  4,999   13.74%   0.28%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
------------------------------------
    2011........................ MRP* - contract charge 0.30% (e)      $   337.99      80     $ 27,159    3.34%   0.38%
    2010........................ MRP* - contract charge 0.30% (e) (g)  $   327.07      90     $ 29,313   17.42%   0.37%
    2009........................ MRP* - contract charge 0.30% (e) (g)  $   278.54     100     $ 27,854   38.52%   0.47%
    2008........................ MRP* - contract charge 1.56% (e) (g)  $   201.09     103     $ 20,716  (42.75)%  1.57%
    2007........................ MRP* - contract charge 1.53% (e)      $   351.25     111     $ 39,048   12.32%   1.56%

GROWTH STOCK ACCOUNT
--------------------
    2011........................ Institutional (e)                     $ 9,295.69       4     $ 36,625    3.65%   0.08%
    2010........................ Institutional (e) (g)                 $ 8,968.01       4     $ 38,455   17.77%   0.07%
    2009........................ Institutional (e) (g)                 $ 7,614.89       6     $ 42,087   38.95%   0.15%
    2008........................ Institutional (e) (g)                 $ 5,480.48       7     $ 38,868  (41.83)%  0.01%
    2007........................ Institutional (e)                     $ 9,421.32      25     $236,767   14.03%   0.03%

    SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
-------------------------------------
    2011........................ RIA* - contract charge 0.50% (e)      $   335.56       7     $  2,278    2.63%   0.58%
    2010........................ RIA* - contract charge 0.50% (e) (g)  $   326.96       7     $  2,445   34.58%   0.52%
    2009........................ RIA* - contract charge 0.50% (e) (g)  $   242.96       9     $  2,248   48.02%   0.72%
    2008........................ RIA* - contract charge 0.50% (e) (g)  $   164.14      12     $  1,891  (44.87)%  0.58%
    2007........................ RIA* - contract charge 0.50% (e)      $   297.76      15     $  4,516   12.43%   0.54%
    2011........................ MRP* - contract charge 0.65% (e)      $    68.89     288     $ 19,852    2.48%   0.73%
    2010........................ MRP* - contract charge 0.65% (e) (g)  $    67.23     327     $ 21,988   34.39%   0.67%
    2009........................ MRP* - contract charge 0.65% (e) (g)  $    50.02     321     $ 16,076   47.83%   0.87%
    2008........................ MRP* - contract charge 1.72% (e) (g)  $    33.84     338     $ 11,441  (45.57)%  1.80%
    2007........................ MRP* - contract charge 1.68% (e)      $    62.17     353     $ 21,924   11.14%   1.72%

MID CAP GROWTH STOCK ACCOUNT
----------------------------
    2011........................ Institutional (e)                     $36,649.94       0     $    550    3.14%   0.08%
    2010........................ Institutional (e) (g)                 $35,533.04       0     $    569   35.25%   0.02%
    2009........................ Institutional (e) (g)                 $26,272.05       0     $  2,522   48.76%   0.22%
    2008........................ Institutional (e) (g)                 $17,660.31       0     $  3,921  (44.60)%  0.08%
    2007........................ Institutional (e)                     $31,875.82       2     $ 63,879   13.01%   0.04%

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10. Accumulation Unit Values (Continued)


                                                       YEARS ENDED DECEMBER 31,
                                      ---------------------------------------------------------
                                                 UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                                      UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                                      ---------- ----------------- ---------- --------  --------
SEPARATE ACCOUNT NO. 66+
AXA AGGRESSIVE ALLOCATION
2011         MRP*, 0.01% (e)           $  8.03           243        $ 1,947     (7.49)%   0.01%
2010         MRP*, 0.00% (e)           $  8.68           234        $ 2,031     13.17%    0.00%
2009         MRP*, 0.00% (e)           $  7.67           169        $ 1,294     27.20%    0.00%
2008         MRP*, 1.00% (e)           $  6.03            81        $   487    (39.82)%   1.00%
2007         MRP*, 1.00% (e)           $ 10.02            45        $   447      0.23%    1.00%
AXA CONSERVATIVE ALLOCATION
2011         MRP*, 0.01% (e)           $ 10.86           147        $ 1,595      1.88%    0.01%
2010         MRP*, 0.00% (e)           $ 10.66           104        $ 1,111      7.35%    0.00%
2009         MRP*, 0.00% (e)           $  9.93            87        $   868      9.72%    0.00%
2008         MRP*, 1.00% (e)           $  9.05            67        $   604    (11.88)%   1.00%
2007         MRP*, 1.00% (e)           $ 10.27            20        $   204      2.73%    1.00%
AXA CONSERVATIVE-PLUS ALLOCATION
2011         MRP*, 0.01% (a) (e)       $ 10.08            66        $   665     (0.79)%   0.01%
2010         MRP*, 0.00% (a) (e)       $ 10.16            65        $   662      9.13%    0.00%
2009         MRP*, 0.00% (a) (e)       $  9.31            59        $   545     14.37%    0.00%
2008         MRP*, 1.00% (a) (e)       $  8.14            61        $   494    (20.27)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.21            26        $    60      2.08%    1.00%
AXA MODERATE ALLOCATION
2011         MRP*, 0.01% (a) (e)       $  9.54         1,229        $11,720     (2.35)%   0.01%
2010         MRP*, 0.00% (a) (e)       $  9.77         1,066        $10,422      9.90%    0.00%
2009         MRP*, 0.00% (a) (e)       $  8.89           740        $ 6,580     16.97%    0.00%
2008         MRP*, 1.00% (a) (e)       $  7.60           284        $ 2,158    (25.27)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.17            24        $   249      1.69%    1.00%
AXA MODERATE-PLUS ALLOCATION
2011         MRP*, 0.01% (a) (e)       $  8.80           160        $ 1,405     (4.97)%   0.01%
2010         MRP*, 0.00% (a) (e)       $  9.26           190        $ 1,762     11.57%    0.00%
2009         MRP*, 0.00% (a) (e)       $  8.30            81        $   676     21.88%    0.00%
2008         MRP*, 1.00% (a) (e)       $  6.81            28        $   192    (32.52)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.09             6        $    60      0.89%    1.00%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
2011         RIA*,  0.05% (e)          $222.92             1        $   311     (0.45)%   0.05%
2010         RIA*,  0.05% (e)          $223.93             1        $   288     33.51%    0.05%
2009         RIA*,  0.05% (e)          $167.72             1        $   220     35.95%    0.05%
2008         RIA*,  0.05% (e)          $123.37             2        $   264    (44.55)%   0.05%
2007         RIA*,  0.05% (e)          $222.47             3        $   578     16.93%    0.05%
EQ/BLACKROCK BASIC VALUE EQUITY
2011         RIA*,  0.00% (e)          $206.42             1        $   112     (3.11)%   0.00%
2010         RIA*,  0.00% (e)          $213.04            --        $   101     12.29%    0.00%
2009         RIA*,  0.00% (e)          $189.73             1        $   157     30.28%    0.00%
2008         RIA*,  0.00% (e)          $145.63             1        $   152    (36.56)%   0.00%
2007         RIA*,  0.00% (e)          $229.55             2        $   393      1.18%    0.00%
EQ/CALVERT SOCIALLY RESPONSIBLE
2011         RIA*,  0.00% (e)          $ 89.31            --             --      0.27%    0.00%
             MRP*, 0.01% (e)           $  7.53           251        $ 1,889      0.27%    0.01%
2010         RIA*,  0.00% (e)          $ 89.07            --             --     12.52%    0.00%
             MRP*, 0.00% (e)           $  7.51           272        $ 2,043     12.59%    0.00%
2009         RIA*,  0.00% (e)          $ 79.16            --             --     30.89%    0.00%
             MRP*, 0.00% (e)           $  6.67           249        $ 1,659     30.78%    0.00%
2008         RIA*,  0.00% (e)          $ 60.48            --        $     2    (45.22)%   0.00%
             MRP*, 1.00% (e)           $  5.10           208        $ 1,062    (45.80)%   1.00%
2007         RIA*,  0.00% (e)          $110.41            --        $     2     12.14%    0.00%
             MRP*, 1.00% (e)           $  9.41           175        $ 1,643     10.97%    1.00%

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                                       YEARS ENDED DECEMBER 31,
                                      ---------------------------------------------------------
                                                 UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                                      UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                                      ---------- ----------------- ---------- --------  --------
EQ/CAPITAL GUARDIAN RESEARCH
2011            RIA*,  0.00% (e)       $138.61            --        $    44      4.01%    0.00%
                MRP*, 0.01% (e)        $ 17.07           341        $ 5,826      3.96%    0.01%
2010            RIA*,  0.00% (e)       $133.27             1        $   117     15.80%    0.00%
                MRP*, 0.00% (e)        $ 16.42           339        $ 5,562     15.80%    0.00%
2009            RIA*,  0.00% (e)       $115.09             1        $    96     31.46%    0.00%
                MRP*, 0.00% (e)        $ 14.18           385        $ 5,454     31.42%    0.00%
2008            RIA*,  0.00% (e)       $ 87.55             1        $   100    (39.66)%   0.00%
                MRP*, 1.00% (e)        $ 10.79           409        $ 4,407    (40.25)%   1.00%
2007            RIA*,  0.00% (e)       $145.10             3        $   399      1.66%    0.00%
                MRP*, 1.00% (e)        $ 18.06           451        $ 8,155      0.56%    1.00%
EQ/EQUITY 500 INDEX
2011            RIA*,  0.05% (e)       $355.04             2        $   881      1.71%    0.05%
                MRP*, 0.01% (e)        $  8.82         1,828        $16,126      1.50%    0.01%
2010            RIA*,  0.05% (e)       $349.06             4        $ 1,479     14.61%    0.05%
                MRP*, 0.00% (e)        $  8.69         1,954        $16,977     14.34%    0.00%
2009            RIA*,  0.05% (e)       $304.57             5        $ 1,572     26.12%    0.05%
                MRP*, 0.00% (e)        $  7.60         2,024        $15,377     25.83%    0.00%
2008            RIA*,  0.05% (e)       $241.50             7        $ 1,621    (37.20)%   0.05%
                MRP*, 1.00% (e)        $  6.04         1,811        $10,933    (37.92)%   1.00%
2007            RIA*,  0.05% (e)       $384.52            11        $ 4,046      5.16%    0.05%
                MRP*, 1.00% (e)        $  9.73         1,846        $17,969      3.84%    1.00%
EQ/EQUITY GROWTH PLUS
2011            RIA*,  0.00% (e)       $155.08            --        $    74     (6.19)%   0.00%
2010            RIA*,  0.00% (e)       $165.32             1        $   159     15.26%    0.00%
2009            RIA*,  0.00% (e)       $143.43             1        $   136     27.81%    0.00%
2008            RIA*,  0.00% (e)       $112.22             1        $    87    (40.29)%   0.00%
2007            RIA*,  0.00% (e)       $187.95             2        $   360     14.05%    0.00%
EQ/GAMCO SMALL COMPANY VALUE
2011            MRP*, 0.01% (e)        $ 14.63           181        $ 2,646     (3.50)%   0.01%
2010            MRP*, 0.00% (e)        $ 15.16           171        $ 2,599     32.63%    0.00%
2009            MRP*, 0.00% (e)        $ 11.43           110        $ 1,255     41.46%    0.00%
2008            MRP*, 1.00% (e)        $  8.08            74        $   601    (31.41)%   1.00%
2007            MRP*, 1.00% (e)        $ 11.78            47        $   549      8.08%    1.00%
EQ/GLOBAL MULTI-SECTOR EQUITY
2011            RIA*,  0.00% (e)       $363.17             1        $   241    (12.31)%   0.00%
                MRP*, 0.01% (e)        $ 10.21           158        $ 1,612    (12.36)%   0.01%
2010            RIA*,  0.00% (e)       $414.17             1        $   224     11.45%    0.00%
                MRP*, 0.00% (e)        $ 11.65           186        $ 2,166     11.48%    0.00%
2009            RIA*,  0.00% (e)       $371.61             1        $   298     50.06%    0.00%
                MRP*, 0.00% (e)        $ 10.45           205        $ 2,144     50.14%    0.00%
2008            RIA*,  0.00% (e)       $247.64             1        $   229    (57.35)%   0.00%
                MRP*, 1.00% (e)        $  6.96           168        $ 1,171    (57.84)%   1.00%
2007            RIA*,  0.00% (e)       $580.61             2        $ 1,357     42.02%    0.00%
                MRP*, 1.00% (e)        $ 16.51           151        $ 2,495     40.51%    1.00%
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
2011            RIA*,  0.05% (e)       $226.59            --        $    18      5.50%    0.05%
                MRP*, 0.01% (e)        $ 12.14           349        $ 4,236      5.29%    0.01%
2010            RIA*,  0.05% (e)       $214.77            --        $    17      4.43%    0.05%
                MRP*, 0.00% (e)        $ 11.53           279        $ 3,212      4.25%    0.00%
2009            RIA* , 0.05% (e)       $205.66            --        $    32     (2.08)%   0.05%
                MRP*, 0.00% (e)        $ 11.06           284        $ 3,141     (2.08)%   0.00%
2008            RIA*,  0.05% (e)       $210.03            --        $    95      3.80%    0.05%
                MRP*, 1.00% (e)        $ 11.32           303        $ 3,430      2.54%    1.00%
2007            RIA*,  0.05% (e)       $202.34             2        $   338      7.08%    0.05%
                MRP*, 1.00% (e)        $ 11.04           262        $ 2,896      5.75%    1.00%

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                               YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------
                                         UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                              UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                              ---------- ----------------- ---------- --------  --------
EQ/INTERNATIONAL CORE PLUS
2011      RIA*,  0.00% (e)     $114.82            1         $   100    (16.93)%   0.00%
          MRP*, 0.01% (e)      $ 10.32          239         $ 2,469    (16.98)%   0.01%
2010      RIA*,  0.00% (e)     $138.22           --         $    56      9.22%    0.00%
          MRP*, 0.00% (e)      $ 12.43          259         $ 3,213      9.23%    0.00%
2009      RIA*,  0.00% (e)     $126.55           --         $    16     35.33%    0.00%
          MRP*, 0.00% (e)      $ 11.38          307         $ 3,491     35.32%    0.00%
2008      RIA*,  0.00% (e)     $ 93.51           --         $     3    (44.86)%   0.00%
          MRP*, 1.00% (e)      $  8.41          273         $ 2,296    (45.42)%   1.00%
2007      RIA*,  0.00% (e)     $169.57           --         $    60     15.22%    0.00%
          MRP*, 1.00% (e)      $ 15.41          291         $ 4,492     13.98%    1.00%
EQ/INTERNATIONAL EQUITY INDEX
2011      RIA*,  0.05% (e)     $135.29            4         $   541    (12.02)%   0.05%
          MRP*, 0.01% (e)      $ 15.20          656         $ 9,977    (11.99)%   0.01%
2010      RIA*,  0.05% (e)     $153.78            6         $   897      5.43%    0.05%
          MRP*, 0.00% (e)      $ 17.27          723         $12,483      5.50%    0.00%
2009      RIA*,  0.05% (e)     $145.86            7         $ 1,056     27.34%    0.05%
          MRP*, 0.00% (e)      $ 16.37          788         $12,911     27.39%    0.00%
2008      RIA*,  0.05% (e)     $114.54            9         $   996    (50.62)%   0.05%
          MRP*, 1.00% (e)      $ 12.85          807         $10,366    (51.14)%   1.00%
2007      RIA*,  0.05% (e)     $231.96           14         $ 3,230     11.96%    0.05%
          MRP*, 1.00% (e)      $ 26.30          880         $23,150     10.83%    1.00%
EQ/INTERNATIONAL VALUE PLUS
2011      RIA*,  0.00% (e)     $123.27            1         $    76    (16.17)%   0.00%
2010      RIA*,  0.00% (e)     $147.04            1         $    84      6.07%    0.00%
2009      RIA*,  0.00% (e)     $138.63            1         $    87     30.25%    0.00%
2008      RIA*,  0.00% (e)     $106.43           --         $    35    (43.00)%   0.00%
2007      RIA*,  0.00% (e)     $186.71            1         $   264     10.19%    0.00%
EQ/JPMORGAN VALUE OPPORTUNITIES
2011      RIA*,  0.00% (e)     $133.25            1         $    69     (5.23)%   0.00%
2010      RIA*,  0.00% (e)     $140.60           --         $    44     12.32%    0.00%
2009      RIA*,  0.00% (e)     $125.18           --         $    40     32.31%    0.00%
2008      RIA*,  0.00% (e)     $ 94.61           --         $    26    (39.77)%   0.00%
2007      RIA*,  0.00% (e)     $157.09            2         $   289      1.21%    0.00%
EQ/LARGE CAP CORE PLUS
2011      RIA*,  0.00% (e)     $101.82           --         $    50     (4.24)%   0.00%
2010      RIA*,  0.00% (e)     $106.33            1         $   106     14.19%    0.00%
2009      RIA*,  0.00% (e)     $ 93.12            1         $    92     26.50%    0.00%
2008      RIA*,  0.00% (e)     $ 73.61            1         $    51    (37.40)%   0.00%
2007      RIA*,  0.00% (e)     $117.59            1         $    99      3.89%    0.00%
EQ/LARGE CAP GROWTH INDEX
2011      RIA*,  0.00% (e)     $ 87.06           --         $     3      2.36%    0.00%
2010      RIA*,  0.00% (e)     $ 85.05           --         $     3     15.95%    0.00%
2009      RIA*,  0.00% (e)     $ 73.35            1         $    66     36.21%    0.00%
2008      RIA*,  0.00% (e)     $ 53.85            1         $    50    (36.27)%   0.00%
2007      RIA*,  0.00% (e)     $ 84.50            3         $   267     13.98%    0.00%
EQ/LARGE CAP GROWTH PLUS
2011      RIA*,  0.00% (e)     $136.68           --         $    28     (3.66)%   0.00%
          MRP*, 0.01% (e)      $  5.70          639         $ 3,642     (3.72)%   0.01%
2010      RIA*,  0.00% (e)     $141.87           --         $    34     14.45%    0.00%
          MRP*, 0.00% (e)      $  5.92          655         $ 3,877     14.51%    0.00%
2009      RIA*,  0.00% (e)     $123.96            2         $   267     34.86%    0.00%
          MRP*, 0.00% (e)      $  5.17          641         $ 3,314     34.64%    0.00%
2008      RIA*,  0.00% (e)     $ 91.92            3         $   244    (38.23)%   0.00%
          MRP*, 1.00% (e)      $  3.84          547         $ 2,100    (38.85)%   1.00%
2007      RIA*,  0.00% (e)     $148.82            4         $   614     15.62%    0.00%
          MRP*, 1.00% (e)      $  6.28          510         $ 3,206     14.39%    1.00%

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                      UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                           UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                           ---------- ----------------- ---------- --------  --------
EQ/LARGE CAP VALUE PLUS
2011  RIA*,  0.00% (e)      $112.13            8         $   881     (4.81)%   0.00%
      MRP*, 0.01% (e)       $ 10.42          605         $ 6,304     (5.10)%   0.01%
2010  RIA*,  0.00% (e)      $117.79            9         $ 1,097     12.90%    0.00%
      MRP*, 0.00% (e)       $ 10.98          645         $ 7,079     12.73%    0.00%
2009  RIA*,  0.00% (e)      $104.33           11         $ 1,135     20.61%    0.00%
      MRP*, 0.00% (e)       $  9.74          687         $ 6,689     20.40%    0.00%
2008  RIA*,  0.00% (e)      $ 86.50           15         $ 1,263    (43.00)%   0.00%
      MRP*, 1.00% (e)       $  8.09          653         $ 5,282    (43.90)%   1.00%
2007  RIA*,  0.00% (e)      $151.76           23         $ 3,547     (4.45)%   0.00%
      MRP*, 1.00% (e)       $ 14.42          714         $10,304     (5.57)%   1.00%
EQ/MID CAP INDEX
2011  RIA*,  0.00% (e)      $128.40           --         $    25     (2.41)%   0.00%
2010  RIA*,  0.00% (e)      $131.57           --         $    43     25.75%    0.00%
2009  RIA*,  0.00% (e)      $104.63           --         $    29     36.27%    0.00%
2008  RIA*,  0.00% (e)      $ 76.78           --         $    19    (49.28)%   0.00%
2007  RIA*,  0.00% (e)      $151.40            1         $   129      8.03%    0.00%
EQ/MID CAP VALUE PLUS
2011  RIA*,  0.00% (e)      $175.78            1         $   182     (9.43)%   0.00%
      MRP*, 0.01% (e)       $ 13.86          454         $ 6,286     (9.47)%   0.01%
2010  RIA*,  0.00% (e)      $194.08            1         $   244     22.46%    0.00%
      MRP*, 0.00% (e)       $ 15.31          481         $ 7,363     22.48%    0.00%
2009  RIA*,  0.00% (e)      $158.48            2         $   239     35.85%    0.00%
      MRP*, 0.00% (e)       $ 12.50          583         $ 7,287     35.87%    0.00%
2008  RIA*,  0.00% (e)      $116.66            2         $   178    (39.56)%   0.00%
      MRP*, 1.00% (e)       $  9.20          580         $ 5,339    (40.22)%   1.00%
2007  RIA*,  0.00% (e)      $193.03            2         $   325     (1.60)%   0.00%
      MRP*, 1.00% (e)       $ 15.39          638         $ 9,817     (2.59)%   1.00%
EQ/MONEY MARKET
2011  RIA*,  0.05% (e)      $175.23           --         $    38     (0.05)%   0.05%
      MRP*, 0.01% (d) (e)   $ 10.00         1447         $14,470      0.00%    0.01%
2010  RIA*,  0.05% (e)      $175.32            1         $   101      0.05%    0.05%
      MRP*, 0.00% (d) (e)   $ 10.00          980         $ 9,859      0.00%    0.00%
2009  RIA*,  0.05% (e)      $175.24            1         $   153      0.25%    0.05%
      MRP*, 0.00% (d) (e)   $ 10.00          624         $ 6,245      0.00%    0.00%
2008  RIA*,  0.05% (e)      $174.81            1         $    96      2.31%    0.05%
      MRP*, 1.00% (e)            --           --              --        --       --
2007  RIA*,  0.05% (e)      $170.86            6         $ 1,063      4.93%    0.05%
      MRP*, 1.00% (e)            --           --              --        --       --
EQ/PIMCO ULTRA SHORT BOND
2011  MRP*, 0.01% (e)       $ 11.64          189         $ 2,203     (0.17)%   0.01%
2010  MRP*, 0.00% (e)       $ 11.66          185         $ 2,157      0.87%    0.00%
2009  MRP*, 0.00% (e)       $ 11.56          160         $ 1,855      7.94%    0.00%
2008  MRP*, 1.00% (e)       $ 10.71          119         $ 1,274     (5.00)%   1.00%
2007  MRP*, 1.00% (e)       $ 11.27           32         $   358     10.17%    1.00%
EQ/QUALITY BOND PLUS
2011  RIA*,  0.05% (e)      $239.46           --         $    72      1.41%    0.05%
2010  RIA*,  0.05% (e)      $236.13            1         $   138      6.42%    0.05%
2009  RIA*,  0.05% (e)      $221.89            1         $   126      6.23%    0.05%
2008  RIA*,  0.05% (e)      $208.88            1         $   258     (6.37)%   0.05%
2007  RIA*,  0.05% (e)      $223.10            2         $   460      4.75%    0.05%
EQ/SMALL COMPANY INDEX
2011  MRP*, 0.01% (e)       $ 15.03          255         $ 3,828     (4.02)%   0.01%
2010  MRP*, 0.00% (e)       $ 15.66          299         $ 4,680     25.78%    0.00%
2009  MRP*, 0.00% (e)       $ 12.45          289         $ 3,593     26.14%    0.00%
2008  MRP*, 1.00% (e)       $  9.87          284         $ 2,798    (34.82)%   1.00%
2007  MRP*, 1.00% (e)       $ 15.14          307         $ 4,641     (2.89)%   1.00%

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                                YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------
                                          UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                               UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                               ---------- ----------------- ---------- --------  --------
EQ/T. ROWE PRICE GROWTH STOCK
2011    RIA*,  0.00% (b) (e)    $  9.45            3          $   29     (1.97)%   0.00%
2010    RIA*,  0.00% (b) (e)    $  9.64           --          $    1     16.43%    0.00%
2009    RIA*,  0.00% (b) (e)    $  8.28           --          $    1     42.51%    0.00%
2008    RIA*,  0.00% (b) (e)    $  5.81           --          $    1    (42.13)%   0.00%
2007    RIA*,  0.00% (b) (e)    $ 10.04           12          $  126     (0.44)%   0.00%
EQ/WELLS FARGO OMEGA GROWTH
2011    RIA*,  0.00% (e)        $119.67            2          $  277     (5.87)%   0.00%
2010    RIA*,  0.05% (e)        $127.13            1          $  122     17.29%    0.05%
2009    RIA*,  0.05% (e)        $108.39            1          $  105     40.29%    0.05%
2008    RIA*,  0.05% (e)        $ 77.26            1          $   76    (27.60)%   0.05%
2007    RIA*,  0.05% (e)        $106.71            1          $  114     11.33%    0.05%
MULTIMANAGER MULTI-SECTOR BOND
2011    RIA*,  0.05% (e)        $210.78           --          $    4      5.28%    0.05%
        MRP*,  0.01% (c) (e)    $  9.49          115          $1,090      5.09%    0.01%
2010    RIA*,  0.05% (e)        $200.21           --          $   77      6.84%    0.05%
        MRP*,  0.00% (c) (e)    $  9.03          101          $  912      6.61%    0.00%
2009    RIA*,  0.05% (e)        $187.39           --          $   87      9.86%    0.05%
        MRP*,  0.00% (c) (e)    $  8.47           51          $  431      9.72%    0.00%
2008    RIA*,  0.05% (e)        $170.57            1          $  112    (23.35)%   0.05%
        MRP*,  1.00% (c) (e)    $  7.72            4          $   32    (22.79)%   1.00%
2007    RIA*,  0.05% (e)        $222.53            1          $  235      3.34%    0.05%
        MRP*, 1.00% (e)              --           --              --        --       --
MULTIMANAGER SMALL CAP VALUE
2011    RIA*,  0.00% (e)        $183.67            1          $  138     (9.02)%   0.00%
2010    RIA*,  0.00% (e)        $201.87           --          $   99     24.50%    0.00%
2009    RIA*,  0.00% (e)        $162.14           --          $   76     26.42%    0.00%
2008    RIA*,  0.00% (e)        $128.25            1          $   74    (37.86)%   0.00%
2007    RIA*,  0.00% (e)        $206.41            1          $  239     (9.84)%   0.00%
MULTIMANAGER TECHNOLOGY
2011    RIA*,  0.00% (e)        $145.17            1          $  159     (4.81)%   0.00%
        MRP*,  0.01% (e)        $ 13.78          214          $2,945     (4.83)%   0.01%
2010    RIA*,  0.00% (e)        $152.51           --          $  130     17.70%    0.00%
        MRP*,  0.00% (e)        $ 14.48          236          $3,401     17.72%    0.00%
2009    RIA*,  0.00% (e)        $129.57            1          $  185     58.44%    0.00%
        MRP*,  0.00% (e)        $ 12.30          223          $2,742     58.51%    0.00%
2008    RIA*,  0.00% (e)        $ 81.78            1          $   93    (47.08)%   0.00%
        MRP*, 1.00% (e)         $  7.76          177          $1,371    (47.64)%   1.00%
2007    RIA*,  0.00% (e)        $154.53            1          $  228     18.22%    0.00%
        MRP*, 1.00% (e)         $ 14.82          172          $2,543     16.97%    1.00%
TARGET 2015 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  9.04          178          $1,609     (2.80)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  9.30          218          $2,033     10.71%    0.00%
2009    MRP*, 0.00% (a) (e)     $  8.40          168          $1,414     20.34%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.98          113          $  788    (31.22)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.15           44          $  446      1.55%    1.00%
TARGET 2025 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  8.64          230          $1,988     (3.89)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  8.99          230          $2,064     11.96%    0.00%
2009    MRP*, 0.00% (a) (e)     $  8.03          155          $1,246     23.16%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.52          123          $  800    (35.71)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.14           12          $  122      1.37%    1.00%
TARGET 2035 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  8.37           57          $  478     (4.67)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  8.78           46          $  404     12.71%    0.00%
2009    MRP*, 0.00% (a) (e)     $  7.79           31          $  238     25.65%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.20           15          $   95    (38.74)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.12            6          $   64      1.22%    1.00%

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Concluded)

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                      UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                           UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                           ---------- ----------------- ---------- --------  --------
TARGET 2045 ALLOCATION
2011  MRP*, 0.01% (a) (e)    $ 8.02          47            $373      (5.54)%   0.01%
2010  MRP*, 0.00% (a) (e)    $ 8.49          38            $325      13.20%    0.00%
2009  MRP*, 0.00% (a) (e)    $ 7.50          31            $231      27.77%    0.00%
2008  MRP*, 1.00% (a) (e)    $ 5.87          12            $ 72     (41.94)%   1.00%
2007  MRP*, 1.00% (a) (e)    $10.10           2            $ 17       1.07%    1.00%

   ----------
  (a)Units were made available for sale on May 1, 2007
  (b)Units were made available for sale on July 1, 2007
  (c)Units were made available for sale on May 1, 2008
  (d)Units were made available for sale on January 1, 2009.
  (e)Contract charge as described in footnote 7 included in these financial statements.
  (f)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011 (See Note 6).
  (g)Amounts shown for the years ended December 31, 2010, 2009, and 2008 have been restated. See Note 9.
  * For Separate Account No. 66, expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded.
  ** These amounts represent the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
  (+)Rates charged for the year ended December 31, 2011 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.

11.Investment Income Ratios

   Shown below are the Investment Income Ratios throughout the periods indicated for Separate Accounts No. 10, 4 and 3. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                             YEAR ENDED DECEMBER 31,
                          ----------------------------
                          2011  2010  2009  2008  2007
                          ----  ----  ----  ----  ----
Separate Account No. 10*. 2.86% 3.68% 3.45% 3.99% 3.40%
Separate Account No. 4*.. 1.54  2.00  1.69  0.73  0.68
Separate Account No. 3*.. 0.85  1.50  0.58  0.19  0.22

   ----------
  * Amounts shown for the years ended December 31, 2010, 2009, and 2008 have been restated. See Note 9.

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Account No. 66. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

                                            2011  2010  2009   2008   2007
                                            ----  ----  ----  -----  -----
     AXA Aggressive Allocation............. 1.37% 1.92% 1.49%  1.93%  7.27%
     AXA Conservative Allocation........... 2.19% 2.36% 2.53%  6.79% 30.47%
     AXA Conservative-Plus Allocation...... 1.44% 2.04% 1.76%  1.38%  1.52%
     AXA Moderate Allocation............... 1.62% 2.40% 1.76%  6.16%  6.75%
     AXA Moderate-Plus Allocation.......... 1.38% 1.85% 1.87% 11.06% 21.82%
     EQ/AllianceBernstein Small Cap Growth.   --  0.06% 0.13%  0.01%    --
     EQ/BlackRock Basic Value Equity....... 1.42% 1.00% 2.21%  1.12%  1.08%
     EQ/Calvert Socially Responsible....... 0.38% 0.05% 0.26%  0.32%  0.23%
     EQ/Capital Guardian Research.......... 0.73% 0.76% 1.19%  0.93%  1.07%

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

11.Investment Income Ratios (Concluded)

                                            2011   2010  2009  2008   2007
                                            ----  -----  ----  ----  -----
     EQ/Equity 500 Index................... 1.47%  1.45% 2.06% 1.74%  1.36%
     EQ/Equity Growth PLUS................. 0.15%  0.30% 0.93% 0.45%  0.19%
     EQ/GAMCO Small Company Value.......... 0.07%  0.41% 0.48% 0.68%  0.56%
     EQ/Global Multi-Sector Equity......... 1.71%  1.11% 1.37% 0.13%    --
     EQ/Intermediate Government Bond Index. 0.48%  1.18% 0.98% 3.17%  4.61%
     EQ/International Core PLUS............ 2.64%  1.74% 3.27% 1.41%  0.42%
     EQ/International Equity Index......... 2.99%  2.52% 2.76% 2.79%  1.48%
     EQ/International Value PLUS........... 2.18%  0.77% 2.50% 1.02%  1.30%
     EQ/JPMorgan Value Opportunities....... 1.45%  1.34% 1.12% 0.41%  1.23%
     EQ/Large Cap Core PLUS................ 0.59%  1.04% 4.57% 0.33%  1.28%
     EQ/Large Cap Growth Index............. 0.88%  0.20% 2.12% 0.08%    --
     EQ/Large Cap Growth PLUS.............. 0.40%  0.36% 1.35% 0.12%  0.37%
     EQ/Large Cap Value PLUS............... 1.17%  1.18% 2.29% 2.83%  1.59%
     EQ/Mid Cap Index...................... 0.59%  0.80% 1.17% 0.56%    --
     EQ/Mid Cap Value PLUS................. 0.85%  0.94% 1.14% 1.47%  0.98%
     EQ/Money Market....................... 0.01%    --  0.01% 2.81%  4.89%
     EQ/PIMCO Ultra Short Bond............. 0.51%  0.36% 1.02% 3.23%  3.14%
     EQ/Quality Bond PLUS.................. 2.09% 11.10% 1.96% 3.79%  4.87%
     EQ/Small Company Index................ 0.66%  1.01% 1.42% 0.84%  1.30%
     EQ/T. Rowe Price Growth Stock.........   --     --    --    --   0.07%
     EQ/Wells Fargo Omega Growth...........   --   0.01% 0.15% 0.55%    --
     Multimanager Multi-Sector Bond........ 4.59%  3.82% 5.56% 8.15%  4.53%
     Multimanager Small Cap Value.......... 0.10%  0.16% 0.92% 0.17%  0.22%
     Multimanager Technology...............   --     --    --    --     --
     Target 2015 Allocation................ 1.44%  1.59% 4.61% 4.76%  8.76%
     Target 2025 Allocation................ 1.28%  1.57% 4.65% 4.98%  6.87%
     Target 2035 Allocation................ 1.46%  1.40% 4.81% 4.24% 11.67%
     Target 2045 Allocation................ 1.45%  1.32% 4.99% 4.23%  9.66%

12.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-85

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

  Report of Independent Registered Public Accounting Firm................. F-1

  Consolidated Financial Statements:
    Consolidated Balance Sheets, December 31, 2011 and 2010............... F-2
    Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009.................................................. F-3
    Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009..................................... F-5
    Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-6
    Consolidated Statements of Cash Flows, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-7
    Notes to Consolidated Financial Statements............................ F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 8, 2012

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                                                                                        2011        2010
                                                                                     ----------  ----------
                                                                                          (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   31,992  $   29,057
 Mortgage loans on real estate......................................................      4,281       3,571
 Equity real estate, held for the production of income..............................         99         140
 Policy loans.......................................................................      3,542       3,581
 Other equity investments...........................................................      1,707       1,618
 Trading securities.................................................................        982         506
 Other invested assets..............................................................      2,340       1,413
                                                                                     ----------  ----------
   Total investments................................................................     44,943      39,886
Cash and cash equivalents...........................................................      3,227       2,155
Cash and securities segregated, at fair value.......................................      1,280       1,110
Broker-dealer related receivables...................................................      1,327       1,389
Deferred policy acquisition costs...................................................      4,653       8,383
Goodwill and other intangible assets, net...........................................      3,697       3,702
Amounts due from reinsurers.........................................................      3,542       3,252
Loans to affiliates.................................................................      1,041       1,045
Guaranteed minimum income benefit reinsurance asset, at fair value..................     10,547       4,606
Other assets........................................................................      5,340       5,614
Separate Accounts' assets...........................................................     86,419      92,014
                                                                                     ----------  ----------

TOTAL ASSETS........................................................................ $  166,016  $  163,156
                                                                                     ==========  ==========

LIABILITIES
Policyholders' account balances..................................................... $   26,033  $   24,654
Future policy benefits and other policyholders liabilities..........................     21,595      18,965
Broker-dealer related payables......................................................        466         369
Customers related payables..........................................................      1,889       1,770
Amounts due to reinsurers...........................................................         74          75
Short-term and long-term debt.......................................................        645         425
Loans from affiliates...............................................................      1,325       1,325
Income taxes payable................................................................      5,491       4,315
Other liabilities...................................................................      3,815       3,075
Separate Accounts' liabilities......................................................     86,419      92,014
                                                                                     ----------  ----------
   Total liabilities................................................................    147,752     146,987
                                                                                     ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 17 and 18)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding. $        2  $        2
 Capital in excess of par value.....................................................      5,743       5,593
 Retained earnings..................................................................     10,120       8,085
 Accumulated other comprehensive income (loss)......................................       (304)       (629)
                                                                                     ----------  ----------
   Total AXA Equitable's equity.....................................................     15,561      13,051
                                                                                     ----------  ----------
Noncontrolling interest.............................................................      2,703       3,118
                                                                                     ----------  ----------
   Total equity.....................................................................     18,264      16,169
                                                                                     ----------  ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  166,016  $  163,156
                                                                                     ==========  ==========


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            2011       2010      2009
                                                                         ---------  ---------  --------
                                                                                  (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $   3,312  $   3,067  $  2,918
Premiums................................................................       533        530       431
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     2,374       (284)   (3,079)
 Other investment income (loss).........................................     2,128      2,260     2,099
                                                                         ---------  ---------  --------
   Total net investment income (loss)...................................     4,502      1,976      (980)
                                                                         ---------  ---------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................       (36)      (300)     (169)
 Portion of loss recognized in other comprehensive income (loss)........         4         18         6
                                                                         ---------  ---------  --------
   Net impairment losses recognized.....................................       (32)      (282)     (163)
 Other investment gains (losses), net...................................       (15)        98       217
                                                                         ---------  ---------  --------
     Total investment gains (losses), net...............................       (47)      (184)       54
                                                                         ---------  ---------  --------
Commissions, fees and other income......................................     3,631      3,702     3,385
Increase (decrease) in the fair value of the reinsurance contract asset.     5,941      2,350    (2,566)
                                                                         ---------  ---------  --------
   Total revenues.......................................................    17,872     11,441     3,242
                                                                         ---------  ---------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................     4,360      3,082     1,298
Interest credited to policyholders' account balances....................       999        950     1,004
Compensation and benefits...............................................     2,206      1,953     1,859
Commissions.............................................................     1,195      1,044     1,033
Distribution related payments...........................................       303        287       234
Amortization of deferred sales commissions..............................        38         47        55
Interest expense........................................................       106        106       107
Amortization of deferred policy acquisition costs.......................     4,680        168       115
Capitalization of deferred policy acquisition costs.....................    (1,030)      (916)     (975)
Rent expense............................................................       250        244       258
Amortization of other intangible assets.................................        24         23        24
Other operating costs and expenses......................................     1,406      1,438     1,309
                                                                         ---------  ---------  --------
     Total benefits and other deductions................................    14,537      8,426     6,321
                                                                         ---------  ---------  --------


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                          2011       2010       2009
                                                                        --------  ---------  ----------
                                                                                 (IN MILLIONS)
Earnings (loss) from continuing operations, before income taxes........ $  3,335  $   3,015   $  (3,079)
Income tax (expense) benefit...........................................   (1,022)      (707)      1,272
                                                                        --------  ---------  ----------

Earnings (loss) from continuing operations, net of income taxes........    2,313      2,308      (1,807)
Earnings (loss) from discontinued operations, net of income taxes......       --         --           3
                                                                        --------  ---------  ----------

Net earnings (loss)....................................................    2,313      2,308      (1,804)
 Less: net (earnings) loss attributable to the noncontrolling interest.      101       (235)       (359)
                                                                        --------  ---------  ----------

Net Earnings (Loss) Attributable to AXA Equitable...................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

Amounts attributable to AXA Equitable:
 Earnings (loss) from continuing operations, net of income taxes....... $  2,414  $   2,073  $   (2,166)
 Earnings (loss) from discontinued operations, net of income taxes.....       --         --           3
                                                                        --------  ---------  ----------
Net Earnings (Loss).................................................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                  2011       2010       2009
                                                                               ---------  ---------  ---------
                                                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $   2,313  $   2,308  $  (1,804)
                                                                               ---------  ---------  ---------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......       378        440      1,331
 Defined benefit plans:
   Net gain (loss) arising during year........................................      (169)      (121)       (65)
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........        94         82         65
     Amortization of net prior service credit included in net periodic cost...         1         (1)        (3)
                                                                               ---------  ---------  ---------
       Other comprehensive income (loss)--defined benefit plans...............       (74)       (40)        (3)
                                                                               ---------  ---------  ---------

Total other comprehensive income (loss), net of income taxes..................       304        400      1,328
                                                                               ---------  ---------  ---------

Comprehensive income (loss)...................................................     2,617      2,708       (476)
                                                                               ---------  ---------  ---------

 Less: Comprehensive (income) loss attributable to noncontrolling interest....       122       (228)      (425)
                                                                               ---------  ---------  ---------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $   2,739  $   2,480  $    (901)
                                                                               =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                               2011       2010       2009
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,593      5,583      5,184
 Sale of AllianceBernstein Units to noncontrolling interest................        --         --        (54)
 Changes in capital in excess of par value.................................       150         10        453
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,743      5,593      5,583
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     8,085      6,312      8,413
 Net earnings (loss).......................................................     2,414      2,073     (2,163)
 Stockholder dividends.....................................................      (379)      (300)        --
 Impact of implementing new accounting guidance, net of taxes..............        --         --         62
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................    10,120      8,085      6,312
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (629)    (1,036)    (2,236)
 Impact of implementing new accounting guidance, net of taxes..............        --         --        (62)
 Other comprehensive income (loss).........................................       325        407      1,262
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................      (304)      (629)    (1,036)
                                                                            ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...............................    15,561     13,051     10,861
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     3,118      3,269      2,897
 Purchase of AllianceBernstein Units by noncontrolling interest............         1          5         --
 Purchase of AllianceBernstein Put.........................................        --         --        135
 Purchase of noncontrolling interest in consolidated entity................       (31)        (5)        --
 Repurchase of AllianceBernstein Holding units.............................      (140)      (148)        --
 Net earnings (loss) attributable to noncontrolling interest...............      (101)       235        359
 Dividends paid to noncontrolling interest.................................      (312)      (357)      (320)
 Other comprehensive income (loss) attributable to noncontrolling interest.       (21)        (7)        66
 Other changes in noncontrolling interest..................................       189        126        132
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,703      3,118      3,269
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  18,264  $  16,169  $  14,130
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                               2011       2010       2009
                                                                                            ---------  ---------  ---------
                                                                                                     (IN MILLIONS)
Net earnings (loss)........................................................................ $   2,313  $   2,308  $  (1,804)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................       999        950      1,004
 Universal life and investment-type product policy fee income..............................    (3,312)    (3,067)    (2,918)
 Net change in broker-dealer and customer related receivables/payables.....................       266        125     (1,353)
 (Income) loss related to derivative instruments...........................................    (2,374)       284      3,079
 Change in reinsurance recoverable with affiliate..........................................      (242)      (233)     1,486
 Investment (gains) losses, net............................................................        47        184        (54)
 Change in segregated cash and securities, net.............................................      (170)      (124)     1,587
 Change in deferred policy acquisition costs...............................................     3,650       (747)      (860)
 Change in future policy benefits..........................................................     2,110      1,136       (755)
 Change in income taxes payable............................................................       950        720     (1,223)
 Real estate asset write-off charge........................................................         5         26          3
 Change in the fair value of the reinsurance contract asset................................    (5,941)    (2,350)     2,566
 Amortization of deferred compensation.....................................................       418        178         88
 Amortization of deferred sales commission.................................................        38         47         55
 Amortization of reinsurance cost..........................................................       211        274        318
 Other depreciation and amortization.......................................................       146        161        156
 Amortization of other intangibles.........................................................        24         23         24
 Other, net................................................................................       (76)       111         18
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) operating activities........................................      (938)         6      1,417
                                                                                            ---------  ---------  ---------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........     3,435      2,753      2,058
 Sales of investments......................................................................     1,141      3,398      6,737
 Purchases of investments..................................................................    (7,970)    (7,068)    (8,995)
 Cash settlements related to derivative instruments........................................     1,429       (651)    (2,564)
 Change in short-term investments..........................................................        16        (53)       140
 Decrease in loans to affiliates...........................................................        --          3          1
 Increase in loans to affiliates...........................................................        --         --       (250)
 Investment in capitalized software, leasehold improvements and
 EDP equipment.............................................................................      (104)       (62)      (120)
 Other, net................................................................................        25        (25)         9
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) investing activities........................................    (2,028)    (1,705)    (2,984)
                                                                                            ---------  ---------  ---------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                         2011      2010       2009
                                                                       --------  --------  ---------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  4,461  $  3,187  $   3,395
   Withdrawals and transfers to Separate Accounts.....................     (821)     (483)    (2,161)
 Change in short-term financings......................................      220       (24)       (36)
 Change in collateralized pledged liabilities.........................      989      (270)       126
 Change in collateralized pledged assets..............................       99       533       (632)
 Capital contribution.................................................       --        --        439
 Shareholder dividends paid...........................................     (379)     (300)        --
 Repurchase of AllianceBernstein Holding units........................     (221)     (235)        --
 Distribution to noncontrolling interest in consolidated subsidiaries.     (312)     (357)      (320)
 Other, net...........................................................        2        11        145
                                                                       --------  --------  ---------

Net cash provided by (used in) financing activities...................    4,038     2,062        956
                                                                       --------  --------  ---------

Change in cash and cash equivalents...................................    1,072       363       (611)
Cash and cash equivalents, beginning of year..........................    2,155     1,792      2,403
                                                                       --------  --------  ---------

Cash and Cash Equivalents, End of Year................................ $  3,227  $  2,155  $   1,792
                                                                       ========  ========  =========

Supplemental cash flow information:
 Interest Paid........................................................ $     16  $     19  $      17
                                                                       ========  ========  =========
 Income Taxes (Refunded) Paid......................................... $     36  $    (27) $      44
                                                                       ========  ========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners, Inc. ("SCB Partners") at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

   On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in AllianceBernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

   At December 31, 2011 and 2010, the Company's economic interest in AllianceBernstein was 37.3% and 35.5%, respectively. At December 31, 2011 and 2010, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 64.6% and 61.4%.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2011 and 2010, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2011 and 2010, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2011 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2011, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $23 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2011," "2010" and "2009" refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

    . Consider the receivable impaired when calculating the allowance for credit losses; and

    . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In June 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning
   January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

   Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

   The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

   As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

   Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2011, 2010 and 2009 reflected increases of $4 million, $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income
   (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

   Future Adoption of New Accounting Pronouncements

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. Accordingly upon adoption, as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance, the December 31, 2011 balances related to DAC will be reduced by approximately $1.1 billion, income taxes payable will be reduced by approximately $372 million with a corresponding reduction, net of taxes, to Retained earnings and Total equity of approximately $691 million. Upon adoption, for the year ended 2011, the Company's Earnings (loss), before income taxes would increase by approximately $822 million and Net

   Earnings (Loss) Attributable to AXA Equitable would increase by approximately $534 million. Subsequent to the adoption of the guidance, the lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of DAC, and, as such, may initially result in lower earnings in future periods. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's consolidated statements of Earnings (Loss), it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company's cash flows.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2011 and 2010, the carrying value of COLI was $737 million and $787 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

    . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

    . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

    . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

    . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

    . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

    . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

    . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

    . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

    . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $52 million and $0 million for commercial and $5 million and $3 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. A portion of exposure to realized interest rate volatility is hedged using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives, the GWBL features are reported in Policyholder's benefits and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, the Company previously had hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. At December 31, 2011, there were no outstanding balances in these programs.

   The Company periodically, including during 2011, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales. At December 31, 2011 there were no outstanding balances.

   The Company also uses equity indexed options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

   At December 31, 2011, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $388 million. At December 31, 2011, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $165 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $37 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2011 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2011 and December 31, 2010, respectively, the Company held $1,438 million and $512 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2011, and 2010, respectively, were $4 million and $84 million, for which the Company held collateral of $3 million in 2011, and posted collateral of $99 million in 2010, in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2011, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 70.2% and 74.2% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 28.2% and 24.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $1,718 million and $1,726 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   As disclosed in Note 3, at December 31, 2011 and 2010, respectively, the net fair value of freestanding derivative positions is approximately $1,536 million and $540 million or approximately 65.6% and 38.2% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $11 million at December 31, 2011 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2011.

   At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.6% and 1.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $347 million and $277 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,082 million and $1,251 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $688 million and $147 million at December 31, 2011 and 2010, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2011 and 2010.

   Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2011 and 2010.

   Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

   The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

   Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated account balances for all issue years for the Accumulator(R) products due to the continued volatility of margins and the continued emergence of periods of negative margins.

   For UL products and investment-type products, other than Accumulator(R) products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next quarter, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2011, the average rate of assumed investment yields, excluding policy loans, was 5.5% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company issues or has issued certain variable annuity products with GMDB and GWBL features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.12% to 10.7% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2011, participating policies, including those in the Closed Block, represent approximately 6.8% ($24 billion) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(2,928) million, $10,117 million and $15,465 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL"), for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2011 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2011. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                     GROSS      GROSS
                                        AMORTIZED  UNREALIZED UNREALIZED                OTTI
                                          COST       GAINS      LOSSES   FAIR VALUE IN AOCI/ (3)/
                                        ---------- ---------- ---------- ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate............................. $   21,444 $    1,840 $      147 $   23,137 $         --
 U.S. Treasury, government and agency..      3,598        350         --      3,948           --
 States and political subdivisions.....        478         64          2        540           --
 Foreign governments...................        461         65          1        525           --
 Commercial mortgage-backed............      1,306          7        411        902           22
 Residential mortgage-backed/ (1)/.....      1,556         90         --      1,646           --
 Asset-backed/ (2)/....................        260         15         11        264            6
 Redeemable preferred stock............      1,106         38        114      1,030           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     30,209      2,469        686     31,992           28

Equity securities......................         18          1         --         19           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2011............. $   30,227 $    2,470 $      686 $   32,011 $         28
                                        ========== ========== ========== ========== ============

December 31, 2010:
Fixed Maturities:
 Corporate............................. $   20,494 $    1,348 $      110 $   21,732 $         --
 U.S. Treasury, government and agency..      1,986         18         88      1,916           --
 States and political subdivisions.....        516         11         16        511           --
 Foreign governments...................        502         59          1        560           --
 Commercial mortgage-backed............      1,473          5        375      1,103           19
 Residential mortgage-backed/ (1)/.....      1,601         67         --      1,668           --
 Asset-backed/ (2)/....................        245         13         12        246            7
 Redeemable preferred stock............      1,364         23         66      1,321           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     28,181      1,544        668     29,057           26

Equity securities......................         26         --          3         23           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2010............. $   28,207 $    1,544 $      671 $   29,080 $         26
                                        ========== ========== ========== ========== ============

 /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
 /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2011 and 2010, respectively, the Company had trading fixed maturities with an amortized cost of $172 million and $207 million and carrying values of $172 million and $208 million. Gross unrealized gains on trading fixed maturities were $4 million and $3 million and gross unrealized losses were $4 million and $2 million for 2011 and 2010, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2011

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   2,058  $   2,090
          Due in years two through five..........     8,257      8,722
          Due in years six through ten...........     9,881     10,723
          Due after ten years....................     5,785      6,615
                                                  --------- ----------
             Subtotal............................    25,981     28,150
          Commercial mortgage-backed securities..     1,306        902
          Residential mortgage-backed securities.     1,556      1,646
          Asset-backed securities................       260        264
                                                  --------- ----------
          Total.................................. $  29,103  $  30,962
                                                  ========= ==========

   The Company recognized OTTI on AFS fixed maturities as follows:

                                                         December 31,
                                                   ------------------------
                                                    2011     2010     2009
                                                   ------  -------  -------
                                                         (IN MILLIONS)
Credit losses recognized in earnings (loss)/ (1)/. $  (32) $  (282) $  (168)
Non-credit losses recognized in OCI...............     (4)     (18)      (6)
                                                   ------  -------  -------
Total OTTI........................................ $  (36) $  (300) $  (174)
                                                   ======  =======  =======

  /(1)/During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                   FIXED MATURITIES--CREDIT LOSS IMPAIRMENTS

                                                                                           2011     2010
                                                                                         -------  -------
                                                                                           (IN MILLIONS)
Balances at January 1,.................................................................. $  (329) $  (146)
Previously recognized impairments on securities that matured, paid, prepaid or sold.....      29       99
Recognized impairments on securities impaired to fair value this period/ (1)/...........      --       (6)
Impairments recognized this period on securities not previously impaired................     (27)    (268)
Additional impairments this period on securities previously impaired....................      (5)      (8)
Increases due to passage of time on previously recorded credit losses...................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows..      --       --
                                                                                         -------  -------
Balances at December 31,................................................................ $  (332) $  (329)
                                                                                         =======  =======

 /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                 DECEMBER 31,
                               ----------------
                                 2011     2010
                               --------  ------
                                 (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (47) $  (16)
   All other..................    1,830     892
 Equity securities............        1      (3)
                               --------  ------
Net Unrealized Gains (Losses). $  1,784  $  873
                               ========  ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                AOCI GAIN
                                                              NET                              DEFERRED           (LOSS)
                                                          UNREALIZED                            INCOME        RELATED TO NET
                                                             GAINS                                TAX           UNREALIZED
                                                          (LOSSES) ON        POLICYHOLDERS       ASSET          INVESTMENT
                                                          INVESTMENTS   DAC   LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                                         ------------  ----  -------------- --------------- -----------------
                                                                                     (IN MILLIONS)
BALANCE, JANUARY 1, 2011................................ $        (16) $  3  $            2 $             4 $              (7)
Net investment gains (losses) arising during
  the period............................................          (32)   --              --              --               (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            5    --              --              --                 5
   Excluded from Net earnings (loss)/ (1)/..............           (4)   --              --              --                (4)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --     2              --              --                 2
   Deferred income taxes................................           --    --              --               8                 8
   Policyholders liabilities............................           --    --               4              --                 4
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2011.............................. $        (47) $  5  $            6 $            12 $             (24)
                                                         ============  ====  ============== =============== =================

BALANCE, JANUARY 1, 2010................................ $        (11) $  5  $           -- $             2 $              (4)
Net investment gains (losses) arising during
  the period............................................            3    --              --              --                 3
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            9    --              --              --                 9
   Excluded from Net earnings (loss)/ (1)/..............          (17)   --              --              --               (17)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --    (2)             --              --                (2)
   Deferred income taxes................................           --    --              --               2                 2
   Policyholders liabilities............................           --    --               2              --                 2
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2010.............................. $        (16) $  3  $            2 $             4 $              (7)
                                                         ============  ====  ============== =============== =================

 /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                    NET                              DEFERRED        (LOSS)
                                                UNREALIZED                            INCOME     RELATED TO NET
                                                   GAINS                                TAX        UNREALIZED
                                                (LOSSES) ON          POLICYHOLDERS     ASSET       INVESTMENT
                                                INVESTMENTS    DAC    LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                               ------------  ------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2011...................... $        889  $ (135)    $     (121)  $     (223)   $        410
Net investment gains (losses) arising during
  the period..................................          915      --             --           --             915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............           23      --             --           --              23
   Excluded from Net earnings (loss)/ (1)/....            4      --             --           --               4
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --     (81)            --           --             (81)
   Deferred income taxes......................           --      --             --         (207)           (207)
   Policyholders liabilities..................           --      --           (264)          --            (264)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2011.................... $      1,831  $ (216)    $     (385)  $     (430)   $        800
                                               ============  ======  =============  ===========  ==============

BALANCE, JANUARY 1, 2010...................... $         (6) $  (21)    $       --   $       32    $          5
Net investment gains (losses) arising during
  the period..................................          680      --             --           --             680
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............          198      --             --           --             198
   Excluded from Net earnings (loss)/ (1)/....           17      --             --           --              17
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --    (114)            --           --            (114)
   Deferred income taxes......................           --      --             --         (255)           (255)
   Policyholders liabilities..................           --      --           (121)          --            (121)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2010.................... $        889  $ (135)    $     (121)  $     (223)   $        410
                                               ============  ======  =============  ===========  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 535 issues at December 31, 2011 and the 550 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                     LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                    ---------------------  ---------------------  ---------------------
                                                 GROSS                  GROSS                  GROSS
                                               UNREALIZED             UNREALIZED             UNREALIZED
                                    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                    ---------- ----------  ---------- ----------  ---------- ----------
                                                               (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate.........................   $  1,910    $   (96)   $    389  $     (51)   $  2,299  $    (147)
 U.S. Treasury, government and
   agency..........................        149         --          --         --         149         --
 States and political subdivisions.         --         --          18         (2)         18         (2)
 Foreign governments...............         30         (1)          5         --          35         (1)
 Commercial mortgage-backed........         79        (27)        781       (384)        860       (411)
 Residential mortgage-backed.......         --         --           1         --           1         --
 Asset-backed......................         49         --          44        (11)         93        (11)
 Redeemable preferred stock........        341        (28)        325        (86)        666       (114)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  2,558    $  (152)   $  1,563  $    (534)   $  4,121  $    (686)
                                    ========== ==========  ========== ==========  ========== ==========

December 31, 2010:
Fixed Maturities:
 Corporate.........................   $  1,999    $   (68)   $    394  $     (42)   $  2,393  $    (110)
 U.S. Treasury, government and
   agency..........................        820        (42)        171        (46)        991        (88)
 States and political subdivisions.        225         (9)         33         (7)        258        (16)
 Foreign governments...............         77         (1)         10         --          87         (1)
 Commercial mortgage-backed........         46         (3)        936       (372)        982       (375)
 Residential mortgage-backed.......        157         --           2         --         159         --
 Asset-backed......................         23         --          65        (12)         88        (12)
 Redeemable preferred stock........        345         (7)        689        (59)      1,034        (66)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  3,692    $  (130)   $  2,300  $    (538)   $  5,992  $    (668)
                                    ========== ==========  ========== ==========  ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $139 million and $142 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $2,179 million and $2,303 million, or 7.2% and 8.2%, of the $30,210 million and $28,181 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455 million and $361 million at December 31, 2011 and 2010, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, the Company owned $23 million and $30 million in RMBS backed by subprime residential mortgage loans, and $13 million and $17 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

   At December 31, 2011 and 2010, respectively, the amortized cost of the Company's trading account securities was $1,014 million and $482 million with respective fair values of $982 million and $506 million. Also at December 31, 2011 and 2010, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $48 million and $42 million and costs of $50 million and $41 million as well as other equity securities with carrying values of $19 million and $23 million and costs of $18 million and $26 million.

   In 2011, 2010 and 2009, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $(42) million, $39 million and $133 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $141 million and $0 million at December 31, 2011 and 2010, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively.

   Troubled Debt Restructurings

   In 2011, the two loans shown in the table below were modified to interest only payments until February 1, 2012 and October 1, 2013 at which time the loans revert to their normal amortizing payment. On one of the loans, a $4 million letter of credit was cashed to reduce the principal balance. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                  TROUBLED DEBT RESTRUCTURING--MODIFICATIONS
                               DECEMBER 31, 2011

                                           OUTSTANDING RECORDED INVESTMENT
                                NUMBER  --------------------------------------
                               OF LOANS   PRE-MODIFICATION   POST-MODIFICATION
                               -------- -------------------- -----------------
                                                    (IN MILLIONS)
Troubled debt restructurings:
 Agricultural mortgage loans.. $     -- $                 --  $             --
 Commercial mortgage loans....        2                  145               141
                               -------- -------------------- -----------------

Total......................... $      2 $                145  $            141
                               ======== ==================== =================

   There were no default payments on the above loans during 2011.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2011, 2010 and 2009 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -------------------------
                                                      2011     2010    2009
                                                     ------   ------  ------
                                                        (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $   18    $   --  $   --
   Charge-offs.....................................     --        --      --
   Recoveries......................................     (8)       --      --
   Provision.......................................     22        18      --
                                                    ------    ------  ------
Ending Balance, December 31,....................... $   32    $   18  $   --
                                                    ======    ======  ======

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $   32    $   18  $   --
                                                    ======    ======  ======
   Collectively Evaluated for Impairment........... $   --    $   --  $   --
                                                    ======    ======  ======

   Loans Acquired with Deteriorated Credit Quality. $   --    $   --  $   --
                                                    ======    ======  ======

   There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2011

                                               DEBT SERVICE COVERAGE RATIO
                                                                                 LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO: /(2)/          --------- ------- -------- -------- ------- ------ --------
                                                           (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   182  $   -- $     33 $     30  $   31 $   -- $    276
 50% - 70%.........................       201     252      447      271      45     --    1,216
 70% - 90%.........................        --      41      280      318     213     --      852
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Commercial Mortgage Loans....   $   383  $  293 $    844 $    754  $  585 $  117 $  2,976
                                    ========= ======= ======== ======== ======= ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   150  $   89 $    175 $    247  $  190 $    8 $    859
 50% - 70%.........................        68      15      101      158      82     45      469
 70% - 90%.........................        --      --       --        1      --      8        9
 90% plus..........................        --      --       --       --      --     --       --
                                    --------- ------- -------- -------- ------- ------ --------

Total Agricultural Mortgage Loans..   $   218  $  104 $    276 $    406  $  272 $   61 $  1,337
                                    ========= ======= ======== ======== ======= ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   332  $   89 $    208 $    277  $  221 $    8 $  1,135
 50% - 70%.........................       269     267      548      429     127     45    1,685
 70% - 90%.........................        --      41      280      319     213      8      861
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Mortgage Loans...............   $   601  $  397 $  1,120 $  1,160  $  857 $  178 $  4,313
                                    ========= ======= ======== ======== ======= ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2010

                                              Debt Service Coverage Ratio
                                                                               LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X    1.5X    1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO:/ (2)/          --------- ------- ------- ------- ------- ------ --------
                                                          (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $    59  $   --  $   --  $   52  $   --  $   -- $    111
 50% - 70%.........................       32     109     111      72      55      --      379
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     402      61      574
                                     -------  ------  ------  ------  ------  ------ --------

Total Commercial Mortgage Loans....  $   285  $  144  $  604  $  550  $  581  $  111 $  2,275
                                     =======  ======  ======  ======  ======  ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   155  $   80  $  162  $  243  $  186  $    5 $    831
 50% - 70%.........................       52      13     134     150     107      24      480
 70% - 90%.........................       --      --      --      --      --      --       --
 90% plus..........................       --      --      --      --       3      --        3
                                     -------  ------  ------  ------  ------  ------ --------

Total Agricultural Mortgage Loans..  $   207  $   93  $  296  $  393  $  296  $   29 $  1,314
                                     =======  ======  ======  ======  ======  ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   214  $   80  $  162  $  295  $  186  $    5 $    942
 50% - 70%.........................       84     122     245     222     162      24      859
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     405      61      577
                                     -------  ------  ------  ------  ------  ------ --------

Total Mortgage Loans...............  $   492  $  237  $  900  $  943  $  877  $  140 $  3,589
                                     =======  ======  ======  ======  ======  ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                        RECORDED
                                                                                       INVESTMENT
                                         90                            TOTAL     (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                         FINANCING            AND
                      DAYS  DAYS  OR (GREATER THAN)  TOTAL CURRENT  RECEIVABLES         ACCRUING
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
                                                        (IN MILLIONS)
DECEMBER 31, 2011
 Commercial.......... $  61 $  -- $               -- $  61 $  2,915 $      2,976 $                   --
 Agricultural........     5     1                  7    13    1,324        1,337                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
TOTAL MORTGAGE LOANS. $  66 $   1 $                7 $  74 $  4,239 $      4,313 $                    3
                      ===== ===== ================== ===== ======== ============ ======================
December 31, 2010
 Commercial.......... $  -- $  -- $               -- $  -- $  2,275 $      2,275 $                   --
 Agricultural........    --    --                  5     5    1,309        1,314                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
Total Mortgage Loans. $  -- $  -- $                5 $   5 $  3,584 $      3,589 $                    3
                      ===== ===== ================== ===== ======== ============ ======================

   The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                     UNPAID                         AVERAGE        INTEREST
                                      RECORDED      PRINCIPAL       RELATED        RECORDED         INCOME
                                     INVESTMENT      BALANCE       ALLOWANCE    INVESTMENT/ (1)/  RECOGNIZED
                                     ----------- --------------- -------------  ---------------  -------------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           5               5            --                5             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $         5 $             5 $          --  $             5  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       202 $           202 $         (32) $           152  $           8
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $       202 $           202 $         (32) $           152  $           8
                                     =========== =============== =============  ===============  =============
December 31, 2010:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           3               3            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $         3 $             3 $          --  $            --  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       122 $           122 $         (18) $            24  $           2
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $       122 $           122 $         (18) $            24  $           2
                                     =========== =============== =============  ===============  =============

 /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures.

   Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2011 and 2010, respectively. Depreciation expense on real estate totaled $0 million, $0 million and $8 million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, AXA Equitable's equity real estate portfolio had no valuation allowances.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,587 million and $1,459 million, respectively, at December 31, 2011 and 2010. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $91 million and $131 million, respectively, at December 31, 2011 and 2010. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $179 million, $173 million and $(78) million, respectively, for 2011, 2010 and 2009.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2011 and 2010, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                               DECEMBER 31,
                                                               -------------
                                                                2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost............... $  584 $  557
Investments in securities, generally at fair value............     51     40
Cash and cash equivalents.....................................     10      4
Other assets..................................................     13     62
                                                               ------ ------
Total Assets.................................................. $  658 $  663
                                                               ====== ======

Borrowed funds--third party................................... $  372 $  299
Other liabilities.............................................      6      7
                                                               ------ ------
Total liabilities.............................................    378    306
                                                               ------ ------

Partners' capital.............................................    280    357
                                                               ------ ------
Total Liabilities and Partners' Capital....................... $  658 $  663
                                                               ====== ======

The Company's Carrying Value in These Entities Included Above. $  169 $  196
                                                               ====== ======


                                                                               2011     2010     2009
                                                                              ------   -----   -----
                                                                                   (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  111  $   110  $   30
Net revenues of other limited partnership interests..........................      6        3      (5)
Interest expense--third party................................................    (21)     (22)     (7)
Other expenses...............................................................    (61)     (59)    (17)
                                                                              ------  -------  ------
Net Earnings (Loss).......................................................... $   35  $    32  $    1
                                                                              ======  =======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $   20  $    18  $    2
                                                                              ======  =======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2011

                                                     FAIR VALUE
                                               ----------------------- GAINS (LOSSES)
                                     NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                      AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                     --------- ----------- ----------- ---------------
                                                       (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/ (1)/
 Futures............................ $   6,443  $       --   $       2    $        (34)
 Swaps..............................       784          10          21              33
 Options............................     1,211          92          85             (20)

Interest rate contracts:/ (1)/
 Floors.............................     3,000         327          --             139
 Swaps..............................     9,826         503         317             590
 Futures............................    11,983          --          --             849
 Swaptions..........................     7,354       1,029          --             817

Other freestanding contracts:/ (1)/
 Foreign currency Contracts.........        38          --          --              --
                                                                       ---------------
NET INVESTMENT INCOME (LOSS)........                                             2,374
                                                                       ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/ (2)/....        --      10,547          --           5,941

GWBL and other features/ (3)/.......        --          --         227            (189)
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2011......... $  40,639  $   12,508   $     652    $      8,126
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
 /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2010

                                                     Fair Value
                                               ----------------------- Gains (Losses)
                                     Notional     Asset     Liability    Reported In
                                      Amount   Derivatives Derivatives Earnings (Loss)
                                     --------- ----------- ----------- ---------------
                                                       (In Millions)
Freestanding derivatives:
Equity contracts:/ (1)/
 Futures............................ $   3,772   $      --    $     --     $      (815)
 Swaps..............................       734          --          27             (79)
 Options............................     1,070           5           1             (49)

Interest rate contracts:/ (1)/
 Floors.............................     9,000         326          --             157
 Swaps..............................     5,352         201         134             250
 Futures............................     5,151          --          --             289
 Swaptions..........................     4,479         171          --             (38)

Other freestanding contracts:/ (1)/
 Foreign currency contracts.........       133          --           1               1
                                                                       ---------------
 Net investment income (loss).......                                              (284)
                                                                       ---------------

Embedded derivatives:
GMIB reinsurance contracts /(2)/....        --       4,606          --           2,350

GWBL and other features /(3)/.......        --          --          38              17
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2010......... $  29,691   $   5,309    $    201     $     2,083
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,456 million at December 31, 2011 and 2010, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2011 and 2010, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $559 million at December 31, 2011 and 2010, respectively and the accumulated amortization of these intangible assets were $336 million and $313 million at December 31, 2011 and 2010, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23 million, $24 million and $24 million for 2011, 2010 and 2009, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2011 and 2010, respectively, net deferred sales commissions totaled $60 million and $76 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2011 net asset balance for each of the next five years is $26 million, $18 million, $11 million, $4 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2011, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                        DECEMBER 31,
                                                                                                      -----------------
                                                                                                        2011     2010
                                                                                                      -------- --------
                                                                                                        (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.................................... $  8,121 $  8,272
Policyholder dividend obligation.....................................................................      260      119
Other liabilities....................................................................................       86      142
                                                                                                      -------- --------
Total Closed Block liabilities.......................................................................    8,467    8,533
                                                                                                      -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,342 and $5,416)............    5,686    5,605
Mortgage loans on real estate........................................................................    1,205      981
Policy loans.........................................................................................    1,061    1,119
Cash and other invested assets.......................................................................       30      281
Other assets.........................................................................................      207      245
                                                                                                      -------- --------
Total assets designated to the Closed Block..........................................................    8,189    8,231
                                                                                                      -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block........................      278      302

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(33) and
   $(28) and policyholder dividend obligation of $(260) and $(119)...................................       62       53
                                                                                                      -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.................... $    340 $    355
                                                                                                      ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                         2011    2010    2009
                                                                        ------  ------  ------
                                                                             (IN MILLIONS)
REVENUES:
Premiums and other income.............................................. $  354  $  365  $  382
Investment income (loss) (net of investment expenses of $0, $0 and $1).    438     468     482
Investment gains (losses), net:
 Total Other-than-temporary impairment losses..........................    (12)    (31)    (10)
 Portion of loss recognized in other comprehensive income (loss).......     --       1      --
                                                                        ------  ------  ------
   Net impairment losses recognized....................................    (12)    (30)    (10)
 Other investment gains (losses), net..................................      2       7      --
                                                                        ------  ------  ------
   Total investment gains (losses), net................................    (10)    (23)    (10)
                                                                        ------  ------  ------
Total revenues.........................................................    782     810     854
                                                                        ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends..................................    757     776     812
Other operating costs and expenses.....................................      2       2       2
                                                                        ------  ------  ------
Total benefits and other deductions....................................    759     778     814
                                                                        ------  ------  ------

Net revenues, before income taxes......................................     23      32      40
Income tax (expense) benefit...........................................     (8)    (11)    (14)
                                                                        ------  ------  ------
Net Revenues........................................................... $   15  $   21  $   26
                                                                        ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2011   2010
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  119 $   --
Unrealized investment gains (losses).    141    119
                                      ------ ------
Balances, End of year................ $  260 $  119
                                      ====== ======

   Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                  2011   2010
                                                                 -----  -----
                                                                 (IN MILLIONS)
Impaired mortgage loans with investment valuation allowances.... $  61  $  62
Impaired mortgage loans without investment valuation allowances.     2      3
                                                                 -----  -----
Recorded investment in impaired mortgage loans..................    63     65
Investment valuation allowances.................................    (9)    (7)
                                                                 -----  -----
Net Impaired Mortgage Loans..................................... $  54  $  58
                                                                 =====  =====

   During 2011, 2010 and 2009, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $63 million, $13 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3 million, $1 million and $0 million for 2011, 2010 and 2009, respectively.

   Valuation allowances on mortgage loans at December 31, 2011 and 2010 were $9 million and $7 million, respectively.

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2011    2010
                                                ------  ------
                                                 (IN MILLIONS)

Balance, beginning of year..................... $  772  $  795
Contractholder bonus interest credits deferred.     34      39
Amortization charged to income.................    (88)    (62)
                                                ------  ------
Balance, End of Year........................... $  718  $  772
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities are measured at fair value on a recurring basis and are summarized below:

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011

                                           LEVEL 1    LEVEL 2   LEVEL 3      TOTAL
                                          ---------  --------- ---------  ----------
                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7  $  22,698 $     432  $   23,137
   U.S. Treasury, government and agency..        --      3,948        --       3,948
   States and political subdivisions.....        --        487        53         540
   Foreign governments...................        --        503        22         525
   Commercial mortgage-backed............        --         --       902         902
   Residential mortgage-backed/ (1)/.....        --      1,632        14       1,646
   Asset-backed/ (2)/....................        --         92       172         264
   Redeemable preferred stock............       203        813        14       1,030
                                          ---------  --------- ---------  ----------
     Subtotal............................       210     30,173     1,609      31,992
                                          ---------  --------- ---------  ----------
 Other equity investments................        66         --        77         143
 Trading securities......................       457        525        --         982
 Other invested assets:
   Short-term investments................        --        132        --         132
   Swaps.................................        --        177        (2)        175
   Futures...............................        (2)        --        --          (2)
   Options...............................        --          7        --           7
   Floors................................        --        327        --         327
   Swaptions.............................        --      1,029        --       1,029
                                          ---------  --------- ---------  ----------
     Subtotal............................        (2)     1,672        (2)      1,668
                                          ---------  --------- ---------  ----------
Cash equivalents.........................     2,475         --        --       2,475
Segregated securities....................        --      1,280        --       1,280
GMIB reinsurance contracts...............        --         --    10,547      10,547
Separate Accounts' assets................    83,672      2,532       215      86,419
                                          ---------  --------- ---------  ----------
   Total Assets.......................... $  86,878  $  36,182 $  12,446  $  135,506
                                          =========  ========= =========  ==========

LIABILITIES
GWBL and other features' liability.......        --         --       227         227
                                          ---------  --------- ---------  ----------
   Total Liabilities..................... $      --  $      -- $     227  $      227
                                          =========  ========= =========  ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2010

                                           Level 1   Level 2  Level 3    Total
                                          --------- --------- -------- ----------
                                                       (In Millions)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7 $  21,405 $    320 $   21,732
   U.S. Treasury, government and agency..        --     1,916       --      1,916
   States and political subdivisions.....        --       462       49        511
   Foreign governments...................        --       539       21        560
   Commercial mortgage-backed............        --        --    1,103      1,103
   Residential mortgage-backed/ (1)/.....        --     1,668       --      1,668
   Asset-backed/ (2)/....................        --        98      148        246
   Redeemable preferred stock............       207     1,112        2      1,321
                                          --------- --------- -------- ----------
     Subtotal............................       214    27,200    1,643     29,057
                                          --------- --------- -------- ----------
 Other equity investments................        77        24       73        174
 Trading securities......................       425        81       --        506
 Other invested assets:
   Short-term investments................        --       148       --        148
   Swaps.................................        --        40       --         40
   Options...............................        --         4       --          4
   Floors................................        --       326       --        326
   Swaptions.............................        --       171       --        171
                                          --------- --------- -------- ----------
     Subtotal............................        --       689       --        689
                                          --------- --------- -------- ----------
Cash equivalents.........................     1,693        --       --      1,693
Segregated securities....................        --     1,110       --      1,110
GMIB reinsurance contracts...............        --        --    4,606      4,606
Separate Accounts' assets................    89,647     2,160      207     92,014
                                          --------- --------- -------- ----------
   Total Assets.......................... $  92,056 $  31,264 $  6,529 $  129,849
                                          ========= ========= ======== ==========

LIABILITIES
GWBL and other features' liability....... $      -- $      -- $     38 $       38
                                          --------- --------- -------- ----------
   Total Liabilities..................... $      -- $      -- $     38 $       38
                                          ========= ========= ======== ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2011, AFS fixed maturities with fair values of $51 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In 2011, the trading restriction period for one of the Company's public securities lapsed, and as a result, $24 million was transferred from a Level 2 classification to a Level 1 classification.

   In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2011 and 2010, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                              STATE AND
                                                              POLITICAL           COMMERCIAL   RESIDENTIAL
                                                                SUB-     FOREIGN  MORTGAGE-     MORTGAGE-    ASSET-
                                                  CORPORATE   DIVISIONS   GOVTS     BACKED       BACKED      BACKED
                                                 ----------  ----------  -------  ----------  ------------  --------
                                                                            (IN MILLIONS)

BALANCE, JANUARY 1, 2011........................ $      320  $       49  $    21  $    1,103  $         --  $    148
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          1          --       --           2            --        --
     Investment gains (losses), net.............         --          --       --         (30)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $        1  $       --  $    --  $      (28) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Other comprehensive income
         (loss).................................         (2)          5       (1)        (34)           (1)        2
Purchases.......................................        117          --        1          --            --        21
Issuances.......................................         --          --       --          --            --        --
Sales...........................................        (52)         (2)      --        (139)           (5)      (33)
Settlements.....................................         --          --       --          --            --        --
Transfers into Level 3/ (2)/....................        100           1        1          --            20        33
Transfers out of Level 3/ (2)/..................        (52)         --       --          --            --        --
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2011/ (1)/................ $      432  $       53  $    22  $      902  $         14  $    172
                                                 ==========  ==========  =======  ==========  ============  ========

BALANCE, JANUARY 1, 2010........................ $      466  $       47  $    21  $    1,490  $         --  $    217
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          4          --       --           2            --        --
     Investment gains (losses), net.............          6          --       --        (271)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $       10  $       --  $    --  $     (269) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
   Other comprehensive income (loss)............          3           3       --         119            --        14
 Purchases/issuances............................         22          --       --          --            --        --
 Sales/settlements..............................        (88)         (1)      --        (237)           --       (40)
 Transfers into/out of Level 3/ (2)/............        (93)         --       --          --            --       (44)
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2010/ (1)/................ $      320  $       49  $    21  $    1,103  $         --  $    148
                                                 ==========  ==========  =======  ==========  ============  ========

 /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2011 and 2010.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                    REDEEM-                                                          GWBL
                                                     ABLE           OTHER         OTHER       GMIB      SEPARATE   AND OTHER
                                                   PREFERRED        EQUITY       INVESTED  REINSURANCE  ACCOUNTS   FEATURES
                                                     STOCK    INVESTMENTS/ (1)/   ASSETS      ASSET      ASSETS    LIABILITY
                                                  ----------  -----------------  --------  ----------- ---------  ----------
                                                                                 (IN MILLIONS)

BALANCE, JANUARY 1, 2011                          $        2  $              73  $     --  $     4,606 $     207  $       38
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        (2)          --        --          --
     Investment gains (losses), net..............         --                  1        --           --        --          --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        5,737        17          --
     Policyholders' benefits.....................         --                 --        --           --        --         170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $       --  $               1  $     (2) $     5,737 $      17  $      170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         (1)                 6        --           --        --          --
Purchases........................................         --                  2        --          204         4          19
Issuances........................................         --                 --        --           --        --          --
Sales............................................         (2)                (5)       --           --       (11)         --
Settlements......................................         --                 --        --           --        (2)         --
Transfers into Level 3/ (2)/.....................         15                 --        --           --        --          --
Transfers out of Level 3/ (2)/...................         --                 --        --           --        --          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------

BALANCE, DECEMBER 31, 2011....................... $       14  $              77  $     (2) $    10,547 $     215  $      227
                                                  ==========  =================  ========  =========== =========  ==========

BALANCE, JANUARY 1, 2010......................... $       12  $               2  $    300  $     2,256 $     230  $       55
 Total gains (losses), realized and
   unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        --           --        --          --
     Investment gains (losses), net..............          4                 --        --           --       (22)         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        2,150        --          --
     Policyholders' benefits.....................         --                 --        --           --        --         (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $        4  $              --  $     --  $     2,150 $     (22) $      (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         --                 --        --           --        --          --
 Purchases/issuances.............................         --                 60        --          200         2          17
 Sales/settlements...............................        (14)                (1)       --           --        (8)         --
 Transfers into/out of Level 3/ (2)/.............         --                 12      (300)          --         5          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------
BALANCE, DECEMBER 31, 2010....................... $        2  $              73  $     --  $     4,606 $     207  $       38
                                                  ==========  =================  ========  =========== =========  ==========

 /(1)/Includes Trading securities' Level 3 amount.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010, respectively:

                                                               EARNINGS (LOSS)
                                                   ---------------------------------------
                                                                             INCREASE
                                                      NET     INVESTMENT (DECREASE) IN THE
                                                   INVESTMENT   GAINS      FAIR VALUE OF           POLICY-
                                                     INCOME   (LOSSES),     REINSURANCE            HOLDERS'
                                                     (LOSS)      NET         CONTRACTS       OCI   BENEFITS
                                                   ---------- ---------- ----------------- ------  --------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2011
STILL HELD AT DECEMBER 31, 2011:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $    1  $    --
     State and political subdivisions.............         --        --               --        5       --
     Foreign governments..........................         --        --               --       (1)      --
     Commercial mortgage-backed...................         --        --               --      (40)      --
     Asset-backed.................................         --        --               --        2       --
     Other fixed maturities, available-for-sale...         --        --               --       (2)      --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  (35) $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            5,941       --       --
   Separate Accounts' assets......................         --        18               --       --       --
   GWBL and other features' liability.............         --        --               --       --     (189)
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $      18   $        5,941   $  (35) $  (189)
                                                   ========== =========   ==============   ======  =======
Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $   10  $    --
     State and political subdivisions.............         --        --               --        2       --
     Foreign governments..........................         --        --               --        1       --
     Commercial mortgage-backed...................         --        --               --       92       --
     Asset-backed.................................         --        --               --       13       --
     Other fixed maturities, available-for-sale...         --        --               --       --       --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  118  $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            2,350       --       --
   Separate Accounts' assets......................         --       (21)              --       --       --
   GWBL and other features' liability.............         --        --               --       --       17
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $     (21)  $        2,350   $  118  $    17
                                                   ========== =========   ==============   ======  =======

 /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2011 and 2010.

   The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 12 and 14 are presented in the table below.

                                                 DECEMBER 31,
                                      -----------------------------------
                                            2011              2010
                                      ----------------- -----------------
                                      CARRYING  FAIR    Carrying  Fair
                                       VALUE    VALUE    Value    Value
                                      -------- -------- -------- --------
                                                 (IN MILLIONS)
Consolidated:
 Mortgage loans on real estate....... $  4,281 $  4,432 $  3,571 $  3,669
 Other limited partnership interests.    1,582    1,582    1,451    1,451
 Policyholders liabilities:
   Investment contracts..............    2,549    2,713    2,609    2,679
 Long-term debt......................      200      220      200      228
 Loans to affiliates.................    1,041    1,097    1,045    1,101
Closed Blocks:
 Mortgage loans on real estate....... $  1,205 $  1,254 $    981 $  1,015
 Other equity investments............        1        1        1        1
 SCNILC liability....................        6        6        7        7

8) GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts--GMDB, GMIB and GWBL

   The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

    . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

    . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

    . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2009... $    981  $  1,980  $  2,961
 Paid guarantee benefits.....     (249)      (58)     (307)
 Other changes in reserve....      355      (364)       (9)
                              --------  --------  --------
Balance at December 31, 2009.    1,087     1,558     2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011. $  1,593  $  4,130  $  5,723
                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2009...  $      327
 Paid guarantee benefits.....         (86)
 Other changes in reserve....         164
                               ----------
Balance at December 31, 2009.         405
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         209
                               ----------
Balance at December 31, 2010.         533
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         264
                               ----------
Balance at December 31, 2011.  $      716
                               ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2011 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                  RETURN OF
                                                   PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                  ---------  --------  --------  ---------  ---------
                                                                 (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account............................... $  12,194  $    218  $    119  $     459  $  12,990
   Separate Accounts............................. $  27,460  $  6,878  $  3,699  $  32,157  $  70,194
 Net amount at risk, gross....................... $   1,642  $  1,400  $  2,944  $  14,305  $  20,291
 Net amount at risk, net of amounts reinsured.... $   1,642  $    879  $  2,003  $   5,964  $  10,488
 Average attained age of contractholders.........      49.2      63.3      68.7       63.9       53.3
 Percentage of contractholders over age 70.......       2.8%     27.6%     47.2%      28.5%      10.4%
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
 Account values invested in:
   General Account...............................       N/A       N/A  $     26  $     583  $     609
   Separate Accounts.............................       N/A       N/A  $  2,479  $  43,408  $  45,887
 Net amount at risk, gross.......................       N/A       N/A  $  2,039  $   9,186  $  11,225
 Net amount at risk, net of amounts reinsured....       N/A       N/A  $    603  $   2,520  $   3,123
 Weighted average years remaining until
   annuitization.................................       N/A       N/A       0.4        5.3        4.9
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   The GWBL and other guaranteed benefits related liability, not included above, was $227 million and $38 million at December 31, 2011 and 2010, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2011      2010
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  46,207 $  48,904
Fixed income.     3,810     3,980
Balanced.....    19,525    22,230
Other........       652       713
              --------- ---------
Total........ $  70,194 $  75,827
              ========= =========
GMIB:
Equity....... $  29,819 $  31,837
Fixed income.     2,344     2,456
Balanced.....    13,379    15,629
Other........       345       370
              --------- ---------
Total........ $  45,887 $  50,292
              ========= =========

   C) Hedging Programs for GMDB, GMIB and GWBL Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2011, the total account value and net amount at risk of the hedged variable annuity contracts were $36,090 million and $8,246 million, respectively, with the GMDB feature and $19,527 million and $2,545 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies--No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  -------
                                          (IN MILLIONS)
Balance at January 1, 2009...   $        203   $      (153) $    50
 Other changes in reserves...             52           (21)      31
                                ------------   -----------  -------
Balance at December 31, 2009.            255          (174)      81
 Other changes in reserves...            120           (57)      63
                                ------------   -----------  -------
Balance at December 31, 2010.            375          (231)     144
 Other changes in reserves...             95           (31)      64
                                ------------   -----------  -------
Balance at December 31, 2011.   $        470   $      (262) $   208
                                ============   ===========  =======

9) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Insurance Group reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2011, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.1% and 43.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.9% and 49.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $10,547 million and $4,606 million, respectively. The increases (decreases) in estimated fair value were $5,941 million, $2,350 million and $(2,566) million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,383 million and $2,332 million, of which $1,959 million and $1,913 million related to two specific reinsurers, which are rated A/A- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2011 and 2010, affiliated reinsurance recoverables related to insurance contracts amounted to $1,159 million and $920 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $74 million are included in other liabilities in the consolidated balance sheets at December 31, 2011 and 2010, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $177 million and $195 million at December 31, 2011 and 2010, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2011 and 2010 were $703 million and $685 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                      2011     2010     2009
                                                                    -------  -------  -------
                                                                          (IN MILLIONS)
Direct premiums.................................................... $   908  $   903  $   838
Reinsurance assumed................................................     210      213      202
Reinsurance ceded..................................................    (585)    (586)    (609)
                                                                    -------  -------  -------
Premiums........................................................... $   533  $   530  $   431
                                                                    =======  =======  =======
Universal Life and Investment-type Product Policy Fee Income Ceded. $   221  $   210  $   197
                                                                    =======  =======  =======
Policyholders' Benefits Ceded...................................... $   510  $   536  $   485
                                                                    =======  =======  =======
Interest Credited to Policyholders' Account Balances Ceded......... $    --  $    --  $    --
                                                                    =======  =======  =======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92 million and $90 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, respectively, $1,684 million and $1,622 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2011  2010  2009
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  24 $  30 $  38
Incurred benefits related to prior years..    18    10     6
                                           ----- ----- -----
Total Incurred Benefits................... $  42 $  40 $  44
                                           ===== ===== =====
Benefits paid related to current year..... $  15 $  12 $  13
Benefits paid related to prior years......    24    30    34
                                           ----- ----- -----
Total Benefits Paid....................... $  39 $  42 $  47
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2011   2010
                                                                           ------ ------
                                                                           (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.2% and 0.3%). $  445 $  225
                                                                           ------ ------
Total short-term debt.....................................................    445    225
                                                                           ------ ------

Long-term debt:
AXA Equitable:
Surplus Notes, 7.7%, due 2015                                                 200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  645 $  425
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($11 million, as of December 31, 2011). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2011, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The 2010 AB Credit Facility replaced AllianceBernstein's existing $1,950 million of committed credit lines (comprised of two separate lines -a $1,000 million committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

   The 2010 AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

   The 2010 AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The 2010 AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the 2010 AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The 2010 AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the 2010 AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the 2010 AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the 2010 AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the 2010 AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2011 and 2010, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2011, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued $650 million in 5.4% Senior Unsecured Notes to AXA Equitable. These notes pay interest semi-annually and were scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $14 million, $59 million and $56 million, respectively, for 2011, 2010 and 2009.

   In 2011, 2010 and 2009, respectively, the Company paid AXA Distribution and its subsidiaries $641 million, $647 million and $634 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $413 million, $428 million and $402 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA Bermuda a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Bermuda also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Bermuda provide important capital management benefits to AXA Equitable. At December 31, 2011 and 2010, the Company's GMIB reinsurance asset with AXA Bermuda had carrying values of $8,129 million and $3,384 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2011, 2010 and 2009 related to the UL and no lapse guarantee riders totaled approximately $484 million, $477 million and $494 million, respectively. Ceded claims paid in 2011, 2010 and 2009 were $31 million, $39 million and $37 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2011, 2010 and 2009 under this arrangement totaled approximately $1 million, $0 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $0 million, $0 million and $1 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2011, 2010 and 2009 totaled approximately $9 million, $9 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2011, 2010 and 2009 from AXA Equitable Life and Annuity Company totaled approximately $8 million, $7 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $4 million, $4 million and $5 million, respectively. Premiums earned in 2011, 2010 and 2009 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $8 million, $10 million and $4 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152 million, $160 million and $152 million in 2011, 2010 and 2009, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $22 million, $51 million and $50 million in 2011, 2010 and 2009, respectively. The net receivable related to these contracts was approximately $15 million and $9 million at December 31, 2011 and 2010, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                             2011   2010   2009
                                            ------ ------ ------
                                               (IN MILLIONS)
Investment advisory and services fees...... $  865 $  809 $  644
Distribution revenues......................    352    339    277
Other revenues--shareholder servicing fees.     92     93     90
Other revenues--other......................      6      5      7
Institutional research services............     --     --      1

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2011, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $665 million and $7 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2011, no minimum contribution is required to be made in 2012 under ERISA, as amended by the Pension Protection Act of 2006 (the "Pension Act"), but management is currently evaluating if it will make contributions during 2012. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2012.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2011    2010    2009
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   41  $   37  $   38
Interest cost.................    122     129     136
Expected return on assets.....   (120)   (115)   (126)
Net amortization..............    145     125      95
Plan amendments and additions.     --      13       2
                               ------  ------  ------
Net Periodic Pension Expense.. $  188  $  189  $  145
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2011      2010
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,424  $  2,241
Service cost....................................       30        30
Interest cost...................................      122       129
Actuarial (gains) losses........................      229       171
Benefits paid...................................     (179)     (170)
Plan amendments and additions...................       --        23
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,626  $  2,424
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2011      2010
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  1,529  $  1,406
Actual return on plan assets.........................       77       106
Contributions........................................      672       202
Benefits paid and fees...............................     (185)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,093     1,529
PBO..................................................    2,626     2,424
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (533) $   (895)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $533 million and $895 million at December 31, 2011 and 2010, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,626 million and $2,093 million, respectively, at December 31, 2011 and $2,424 million and $1,529 million, respectively, at December 31, 2010. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,593 million and $2,093 million, respectively, at December 31, 2011 and $2,391 million and $1,529 million, respectively, at December 31, 2010. The accumulated benefit obligation for all defined benefit pension plans was $2,593 million and $2,391 million at December 31, 2011 and 2010, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2011 and 2010 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2011     2010
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,679 $  1,554
Unrecognized prior service cost (credit).        7        8
                                          -------- --------
 Total................................... $  1,686 $  1,562
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $161 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2011 and 2010:

                                   DECEMBER 31,
                                 ----------------
                                   2011     2010
                                 -------  -------
                                   (IN MILLIONS)
Fixed Maturities................    52.4%    48.5%
Equity Securities...............    36.3     37.0
Equity real estate..............     9.3     11.8
Cash and short-term investments.     2.0      2.7
                                 -------  -------
 Total..........................   100.0%   100.0%
                                 =======  =======

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2011, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2011, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2011 and 2010, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2011:                     ------- -------- ------- --------
                                                 (IN MILLIONS)
ASSET CATEGORIES
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private real estate investment trusts.     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2010:                     ------- -------- ------- --------
                                                 (In Millions)
Asset Categories
Fixed Maturities:
 Corporate............................ $   --  $    564 $   --  $    564
 U.S. Treasury, government and agency.     --       148     --       148
 States and political subdivisions....     --         9     --         9
 Other structured debt................     --        --      6         6
Common and preferred equity...........    410         2     --       412
Mutual funds..........................    115        --     --       115
Derivatives, net......................      1         6     --         7
Private real estate investment funds..     --        --     13        13
Private investment trusts.............     --        51    163       214
Cash and cash equivalents.............      6         2     --         8
Short-term investments................      2        31     --        33
                                       ------  -------- ------  --------
 Total................................ $  534  $    813 $  182  $  1,529
                                       ======  ======== ======  ========

   At December 31, 2011, assets classified as Level 1, Level 2, and Level 3 comprise approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. At December 31, 2010, assets classified as Level 1, Level 2 and Level 3 comprised approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $183 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2011 and 2010, respectively.

                                                                        PRIVATE
                                                                      REAL ESTATE  PRIVATE
                                                          FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES /(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     ---------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2011..........................   $        6      $      13  $      163 $    --  $  182
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2011.           --              3          20      --      23
 Purchases/issues...................................           --             --          --       1       1
 Sales/settlements..................................           --            (12)         --      (1)    (13)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2011........................   $        6      $       4  $      183 $    --  $  193
                                                       ==========      =========  ========== =======  ======
Balance at January 1, 2010..........................   $        7      $      12  $      147 $     2  $  168
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2010.           (1)             1          16      --      16
 Purchases, sales, issues and settlements, net......           --             --          --      (2)     (2)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2010........................   $        6      $      13  $      163 $    --  $  182
                                                       ==========      =========  ========== =======  ======

 /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligations at December 31, 2011 and 2010 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2011 and 2010.

                                                                           2011  2010
                                                                           ----  ----
Discount rates:
 Benefit obligation....................................................... 4.25% 5.25%
 Periodic cost............................................................ 5.25% 6.00%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $13 million, $14 million and $16 million for 2011, 2010 and 2009, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2012, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2011 and include benefits attributable to estimated future employee service.

                    PENSION
                   BENEFITS
                 -------------
                 (IN MILLIONS)

2012............    $  201
2013............       203
2014............       200
2015............       199
2016............       197
Years 2017-2021.       939

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2011 due to the significant uncertainty and complexity of many aspects of the new law.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $416 million, $199 million and $78 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units was approximately $2 million.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2011 and 2010, the Company recognized compensation expense (credit) of approximately $(2) million and $9 million in respect of the March 20, 2009 grant of performance units.

   For 2011, 2010 and 2009, the Company recognized compensation costs of $2 million, $16 million and $5 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2011 and 2010 was $24 million and $38 million, respectively. Approximately 3,473,323 outstanding performance units are at risk to achievement of 2011 performance criteria, primarily representing the grant of March 18, 2011 for which cumulative average 2011-2012 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2010.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on

   December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. As a result, the Company's economic ownership of AllianceBernstein decreased to 35.9%. In 2009, as a result of the issuance of these restricted Holding units, the Company's Capital in excess of par value decreased by $65 million, net of applicable taxes with corresponding increases in Noncontrolling interests of $65 million.

   AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and for other corporate purposes and purchases Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2011 and 2010, AllianceBernstein purchased 13.5 million and 8.8 million Holding units for $221 million and $226 million respectively. These amounts reflect open-market purchases of 11.1 million and 7.4 million Holding units for $192 million and $195 million, respectively, with the remainder primarily relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election. AllianceBernstein intends to continue to engage in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program.

   AllianceBernstein granted 1.7 million restricted Holding units (not including 8.7 million restricted Holding units granted in January 2012 for
   2011) and 13.1 million restricted Holding unit awards to employees during 2011 and 2010, respectively. To fund these awards, AB Holding allocated previously repurchased Holding units that had been held in the consolidated rabbi trust. In 2010, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust.

   The 2011 incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, the 8.7 million restricted Holding units for the December 2011 awards were issued from the consolidated rabbi trust in January 2012. There were approximately 13.6 million and 6.2 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2011 and January 31, 2012, respectively. The 2011 awards were not issued until January 2012, therefore the Company's ownership percentage was not impacted at December 31, 2011. The balance as of January 31, 2012 also reflects repurchases and other activity during January 2012. In 2011, the purchases and issuances of Holding units resulted in an increase of $54 million and a decrease of $19 million in Capital in excess of par value during 2011 and 2010, respectively, with a corresponding $54 million decrease and a $19 million increase in Noncontrolling interest.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30.0 million. The 2010 Plan also permits AllianceBernstein to award an additional 30.0 million Holding units if they acquire the Holding units on the open market or through private purchases. As of December 31, 2011, AllianceBernstein granted 13.2 million Holding units net of forfeitures, under the 2010 Plan. As of December 31, 2011, 27.0 million newly issued Holding units and 19.8 million repurchased Holding units were available for grant.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, future deferred incentive compensation awards, including awards granted in 2011, will contain the same continued vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense will reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition will more closely match the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million), $164 million and $208 million for 2011, 2010 and 2009, respectively. The cost of the 2011 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   Option Plans. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $2 million.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2011 follows:

                                                                           Options Outstanding
                                          -------------------------------------------------------------------------------
                                                                                                        AllianceBernstein
                                                 AXA Ordinary Shares            AXA ADRs/ (3)/            Holding Units
                                          ---------------------------       ---------------------- ----------------------
                                                             Weighted                     Weighted                  Weighted
                                             Number          Average           Number     Average     Number        Average
                                           Outstanding       Exercise        Outstanding  Exercise  Outstanding     Exercise
                                          (In Millions)       Price         (In Millions)  Price   (In Millions)     Price
                                          ------------- -------------       ------------- -------- ------------- --------
Options outstanding at January 1, 2011...        16.3   (Euro)  22.34              10.0   $  19.96        10.2   $  41.24
Options granted..........................         2.4   (Euro)  14.52                --   $     --         0.1   $  21.75
Options exercised........................          --   (Euro)     --              (0.6)  $  15.63        (0.1)  $  17.05
Options forfeited, net...................        (0.6)  (Euro)  21.59              (1.8)  $  27.24        (0.8)  $  55.66
Options expired..........................          --              --                --         --        (0.4)  $  50.59
                                            ---------                         ---------              ---------
Options Outstanding at December 31, 2011.        18.1   (Euro)  19.40               7.6   $  18.47         9.0   $  39.63
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)     --/ (2)/               $   1.70               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.74                              1.83                    6.4
                                            =========                         =========              =========
Options Exercisable at December 31, 2011.        10.9   (Euro)  25.35               7.6   $  18.48         3.3      36.65
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)   --/ (2)/                 $    1.7               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.59                              1.82                    5.6
                                            =========                         =========              =========

 /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2011 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
 /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2011 was $9 million. The intrinsic value related to employee and financial professional exercises of stock options during 2011, 2010 and 2009 were $3 million, $3 million and $8 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $1 million and $3 million, respectively, for the periods then ended. In 2011, 2010 and 2009, windfall tax benefits of approximately $1 million, $1 million and $2 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2011, AXA Financial held 666,731 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.25 per share, of which approximately 549,298 were designated to fund future exercises of outstanding stock options and approximately 117,433 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2011, 2010 and 2009, respectively.

                                                         AXA Ordinary Shares       AllianceBernstein Holding Units
                                                      -------------------------  -----------------------------------
                                                        2011     2010     2009     2011       2010          2009
                                                      -------  -------  -------  -------  ------------  ------------
Dividend yield.......................................    7.00%    6.98%   10.69%    5.40%  7.2 - 8.2%    5.2 - 6.1%
Expected volatility..................................   33.90%    36.5%    57.5%   47.30% 46.2 - 46.6%  40.0 - 44.6%
Risk-free interest rates.............................    3.13%    2.66%    2.74%    1.90%  2.2 - 2.3%    1.6 - 2.1%
Expected life in years...............................     6.4      6.4      5.5      6.0       6.0        6.0 - 6.5
Weighted average fair value per option at grant date. $  2.49  $  3.54  $  2.57  $  5.98  $       6.18  $       3.52

   For 2011, 2010 and 2009, the Company recognized compensation costs for employee stock options of $26 million, $16 million, and $20 million, respectively. As of December 31, 2011, approximately $3 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $378 million, $149 million and $45 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2011, approximately 16 million restricted shares and Holding units remain unvested. At December 31, 2011, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 2.7 years.

   The following table summarizes unvested restricted stock activity for 2011.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2011...   391,761   $  29.97
Granted..........................    16,665   $  14.01
Vested...........................   117,906   $  31.64
Forfeited........................    46,948         --
                                   --------
Unvested as of December 31, 2011.   243,572   $  30.22
                                   ========

   Restricted stock vested in 2011, 2010 and 2009 had aggregate vesting date fair values of approximately $2 million, $2 million and $2 million, respectively.

   Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010 and 2009, respectively, approximately 103,569 and 11,368 of these awards were exercised at an aggregate cash-settlement value of $357,961 and $77,723. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559) and $(474,610) for 2010 and 2009, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

   SARs. For 2011, 2010 and 2009, respectively, 113,210, 24,101 and 129,722
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2011, 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.71- 14.96 Euros, 15.43 Euros and 10.00 Euros, respectively, as of the date of exercise. At December 31, 2011, 495,610 SARs were outstanding, having weighted average remaining contractual term of 6.4 years. The accrued value of SARs at December 31, 2011 and 2010 was $136,667 and $236,114, respectively, and recorded as liabilities in the consolidated balance sheets. For 2011, 2010 and 2009, the Company recorded compensation expense (credit) for SARs of $(87,759), $(865,661) and $731,835, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2011, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2011. Eligible employees and financial professionals could reserve a share purchase during the reservation period from September 1, 2011 through September 16, 2011 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from November 3, 2011 through November 7, 2011. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2011 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $11.83 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 13.60% formula discounted price of $12.77 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2011 which is July 1, 2016. All subscriptions became binding and irrevocable at November 7, 2011.

   The Company recognized compensation expense of $9 million in 2011, $17 million in 2010 and $7 million in 2009 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2011, 2010 and 2009 primarily invested under Investment Option B for the purchase of approximately 9 million, 8 million and 6 million AXA ordinary shares, respectively.

   AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Board granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, 2010 and 2009, respectively, the Company recognized compensation expense of approximately $1 million, $2 million and $2 million in respect of this grant of AXA Miles. On March 16, 2012, 50 free AXA ordinary shares will be granted to all AXA Group employees worldwide. These 50 shares will vest upon completion of a two or four year vesting period depending on applicable local regulations, and subject to fulfillment of certain conditions. Half of these 50 AXA Miles will be granted to each employee without being subject to any performance condition; the second half of the AXA Miles will be subject to fulfillment of a performance condition determined by AXA's Board of Directors.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense was not material for 2011 and 2010.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan -- AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

   The following table breaks out Net investment income (loss) by asset category:

                                     2011      2010      2009
                                   --------  --------  --------
                                           (IN MILLIONS)
Fixed maturities.................. $  1,555  $  1,616  $  1,582
Mortgage loans on real estate.....      241       231       231
Equity real estate................       19        20         6
Other equity investments..........      116       111       (68)
Policy loans......................      229       234       238
Short-term investments............        5        11        21
Derivative investments............    2,374      (284)   (3,079)
Broker-dealer related receivables.       13        12        15
Trading securities................      (29)       49       137
Other investment income...........       37        36        14
                                   --------  --------  --------
 Gross investment income (loss)...    4,560     2,036      (903)
Investment expenses...............      (55)      (56)      (73)
Interest expense..................       (3)       (4)       (4)
                                   --------  --------  --------
Net Investment Income (Loss)...... $  4,502  $  1,976  $   (980)
                                   ========  ========  ========

   For 2011, 2010 and 2009, respectively, Net investment income (loss) from derivatives included $1,303 million, $(968) million and $(1,769) million of realized gains (losses) on contracts closed during those periods and $1,071 million, $684 million and $(1,310) million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment gains (losses), net including changes in the valuation allowances are as follows:

                                 2011    2010    2009
                                ------  ------  -----
                                    (IN MILLIONS)
Fixed maturities............... $  (29) $ (200) $  (2)
Mortgage loans on real estate..    (14)    (18)    --
Other equity investments.......     (4)     34     53
Other..........................     --      --      3
                                ------  ------  -----
Investment Gains (Losses), Net. $  (47) $ (184) $  54
                                ======  ======  =====

   There were no writedowns of mortgage loans on real estate and of equity real estate in 2011, 2010 and 2009.

   For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $340 million, $840 million and $2,901 million. Gross gains of $6 million, $28 million and $320 million and gross losses of $9 million, $16 million and $128 million were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $907 million, $903 million and $2,353 million, respectively.

   For 2011, 2010 and 2009, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $10 million, $31 million and $40 million.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                                             2011     2010      2009
                                                                                            ------  -------  ---------
                                                                                                   (IN MILLIONS)
Balance attributable to AXA Equitable, beginning of year................................... $  379  $   (68) $  (1,271)
Changes in unrealized investment gains (losses) on investments.............................    907      835      2,494
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend
   obligation and other....................................................................   (131)     (68)        58
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................    (79)    (110)      (578)
 Deferred income tax (expense) benefit.....................................................   (199)    (217)      (705)
                                                                                            ------  -------  ---------
Total......................................................................................    757      372         (2)
Less: Changes in unrealized investment (gains) losses attributable to
  noncontrolling interest..................................................................     21        7        (66)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========
Balance, end of year comprises:
Unrealized investment gains (losses) on:
 Fixed maturities.......................................................................... $1,782  $   875  $      33
 Other equity investments..................................................................      2        2          9
                                                                                            ------  -------  ---------
 Total.....................................................................................  1,784      877         42
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend obligation and
   other...................................................................................   (270)    (139)       (71)
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................   (211)    (132)       (22)
 Deferred income tax (expense) benefit.....................................................   (418)    (219)        (2)
                                                                                            ------  -------  ---------
Total......................................................................................    765      387        (53)
Less: (Income) loss attributable to noncontrolling interest................................     13       (8)       (15)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========

15)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2011     2010     2009
                               -------  -------  --------
                                     (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $    40  $   (34) $     81
 Deferred (expense) benefit...  (1,062)    (673)    1,191
                               -------  -------  --------
Total......................... $(1,022) $  (707) $  1,272
                               =======  =======  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2011      2010       2009
                                             ---------  --------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $  (1,167) $ (1,055) $   1,078
Noncontrolling interest.....................       (36)       66        105
Separate Accounts investment activity.......        83        53         72
Non-taxable investment income (loss)........         8        15         27
Adjustment of tax audit reserves............        (7)      (13)         7
State income taxes..........................         7        (5)       (12)
AllianceBernstein Federal and foreign taxes.       (13)       (3)        (6)
Tax settlement..............................        84        99         --
ACMC conversion.............................        --       135         --
Other.......................................        19         1          1
                                             ---------  --------  ---------
Income tax (expense) benefit................ $  (1,022) $   (707) $   1,272
                                             =========  ========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                         DECEMBER 31, 2011  December 31, 2010
                                         ------------------ ------------------
                                         ASSETS LIABILITIES Assets Liabilities
                                         ------ ----------- ------ -----------
                                                     (IN MILLIONS)
  Compensation and related benefits..... $  248  $     --   $  229  $     --
  Reserves and reinsurance..............     --     3,060       --       977
  DAC...................................     --     1,279       --     2,610
  Unrealized investment gains or losses.     --       418       --       259
  Investments...........................     --     1,101       --       800
  Alternative minimum tax credits.......    242        --      241        --
  Other.................................     79        --      108        --
                                         ------  --------   ------  --------
  Total................................. $  569  $  5,858   $  578  $  4,646
                                         ======  ========   ======  ========

   The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

   At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2011    2010    2009
                                             ------  ------  ------
                                                  (IN MILLIONS)
Balance at January 1,....................... $  434  $  577  $  477
Additions for tax positions of prior years..    337     168     155
Reductions for tax positions of prior years.   (235)   (266)    (50)
Additions for tax positions of current year.      1       1       1
Settlements with tax authorities............    (84)    (46)     (6)
                                             ------  ------  ------
Balance at December 31,..................... $  453  $  434  $  577
                                             ======  ======  ======

   In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                                     DECEMBER 31,
                                                                                             ---------------------------
                                                                                               2011     2010      2009
                                                                                             -------  -------  ---------
                                                                                                    (IN MILLIONS)
Unrealized gains (losses) on investments.................................................... $   765  $   387  $       9
Defined benefit pension plans...............................................................  (1,082)  (1,008)      (968)
Impact of implementing new accounting guidance, net of taxes................................      --       --        (62)
                                                                                             -------  -------  ---------
Total accumulated other comprehensive income (loss).........................................    (317)    (621)    (1,021)
                                                                                             -------  -------  ---------
Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interest.      13       (8)       (15)
                                                                                             -------  -------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable................. $  (304) $  (629) $  (1,036)
                                                                                             =======  =======  =========

   The components of OCI for the past three years follow:

                                                                                                2011    2010     2009
                                                                                               ------  ------  --------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  879  $  646  $  2,558
 (Gains) losses reclassified into net earnings (loss) during the year.........................     28     189        (2)
                                                                                               ------  ------  --------
Net unrealized gains (losses) on investments..................................................    907     835     2,556
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................   (529)   (395)   (1,225)
                                                                                               ------  ------  --------
Change in unrealized gains (losses), net of adjustments.......................................    378     440     1,331
Change in defined benefit pension plans.......................................................    (74)    (40)       (3)
                                                                                               ------  ------  --------
Total other comprehensive income (loss), net of income taxes..................................    304     400     1,328
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............     21       7       (66)
                                                                                               ------  ------  --------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $  325  $  407  $  1,262
                                                                                               ======  ======  ========

17)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                DECEMBER 31,
                            -------------------
                             2011   2010   2009
                            -----  -----  -----
                               (IN MILLIONS)
Balance, beginning of year. $  11  $  20  $  60
Additions..................    79     13     55
Cash payments..............   (43)   (17)   (88)
Other reductions...........    (3)    (5)    (7)
                            -----  -----  -----
Balance, End of Year....... $  44  $  11  $  20
                            =====  =====  =====

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

   Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million. As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.

18)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of substantially all fees paid.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable also has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed several reports with the NYSDFS related to its request. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

                              -------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, and its subsidiaries from time to time are involved in such proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

19)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $363 million during 2012. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2011, 2010 and 2009, respectively, the Insurance Group's statutory net income (loss) totaled $967 million, $(510) million and $1,783 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,845 million and $4,232 million at December 31, 2011 and 2010, respectively. In 2011 and 2010, respectively, AXA Equitable paid $379 million and $300 million in shareholder dividends; no dividends were paid in 2009.

   At December 31, 2011, AXA Equitable, in accordance with various government and state regulations, had $86 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2012 will approximate $71 million.

   At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                   DECEMBER 31,
                                                                          -----------------------------
                                                                            2011      2010       2009
                                                                          --------  --------  ---------
                                                                                  (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    824  $    685  $     (39)
Change in AVR............................................................     (211)     (291)       289
                                                                          --------  --------  ---------
Net change in statutory surplus, capital stock and AVR...................      613       394        250
Adjustments:
 Future policy benefits and policyholders' account balances..............     (270)      (61)    (5,995)
 DAC.....................................................................   (3,650)      747        860
 Deferred income taxes...................................................     (996)   (1,006)     1,167
 Valuation of investments................................................       16       145       (659)
 Valuation of investment subsidiary......................................      590       366       (579)
 Increase (decrease) in the fair value of the reinsurance contract asset.    5,941     2,350     (2,566)
 Pension adjustment......................................................      111        56         17
 Premiums and benefits ceded to AXA Bermuda..............................     (156)   (1,099)     5,541
 Shareholder dividends paid..............................................      379       300         --
 Changes in non-admitted assets..........................................     (154)      (64)        29
 Other, net..............................................................      (10)      (55)       (33)
 U.S. GAAP adjustments for Wind-up Annuities.............................       --        --       (195)
                                                                          --------  --------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $  2,414  $  2,073  $  (2,163)
                                                                          ========  ========  =========

                                                                       DECEMBER 31,
                                                             -------------------------------
                                                                2011       2010       2009
                                                             ---------  ---------  ---------
                                                                      (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,625  $   3,801  $   3,116
AVR.........................................................       220        431        722
                                                             ---------  ---------  ---------
Statutory surplus, capital stock and AVR....................     4,845      4,232      3,838
Adjustments:
 Future policy benefits and policyholders' account balances.    (2,456)    (2,015)    (1,464)
 DAC........................................................     4,653      8,383      7,745
 Deferred income taxes......................................    (5,744)    (4,775)    (3,705)
 Valuation of investments...................................     2,266      1,658        673
 Valuation of investment subsidiary.........................       231       (657)    (1,019)
 Fair value of reinsurance contracts........................    10,547      4,606      2,256
 Deferred cost of insurance ceded to AXA Bermuda............     2,693      2,904      3,178
 Non-admitted assets........................................       510        761      1,036
 Issuance of surplus notes..................................    (1,525)    (1,525)    (1,525)
 Other, net.................................................      (459)      (521)      (152)
                                                             ---------  ---------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,561  $  13,051  $  10,861
                                                             =========  =========  =========

20)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                2011       2010      2009
                             ---------  ---------  --------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance................... $  15,140  $   8,511  $    337
Investment Management/ (1)/.     2,750      2,959     2,941
Consolidation/elimination...       (18)       (29)      (36)
                             ---------  ---------  --------
Total Revenues.............. $  17,872  $  11,441  $  3,242
                             =========  =========  ========

 /(1)/Intersegment investment advisory and other fees of approximately $56 million, $62 million and $56 million for 2011, 2010 and 2009, respectively, are included in total revenues of the Investment Management segment.

                                                                             2011      2010      2009
                                                                           --------  -------- ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................. $  3,495  $  2,613 $  (3,665)
Investment Management/ (2)/...............................................     (164)      400       588
Consolidation/elimination.................................................        4         2        (2)
                                                                           --------  -------- ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes..... $  3,335  $  3,015 $  (3,079)
                                                                           ========  ======== =========

 /(2)/Net of interest expenses incurred on securities borrowed.

                                DECEMBER 31,
                           ----------------------
                              2011        2010
                           ----------  ----------
                                (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $  154,207  $  152,038
Investment Management.....     11,811      11,130
Consolidation/elimination.         (2)        (12)
                           ----------  ----------
Total Assets.............. $  166,016  $  163,156
                           ==========  ==========

   In accordance with SEC regulations, securities with a fair value of $1,240 million and $1,085 million have been segregated in a special reserve bank custody account at December 31, 2011 and 2010, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

21)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2011 and 2010 are summarized below:

                                                                   THREE MONTHS ENDED
                                                     ---------------------------------------------
                                                     MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                     --------  -------- ------------- ------------
                                                                     (IN MILLIONS)
2011
Total Revenues...................................... $  1,311  $  3,402 $      10,858 $      2,301
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============

2010
Total Revenues...................................... $  2,133  $  5,387 $       5,115 $     (1,194)
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============

Retirement Investment Account(R)


PROSPECTUS DATED MAY 1, 2012



Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a contract. Also, you should read the prospectuses for AXA Premier VIP Trust and EQ Advisors Trust which contain important information about their portfolios.

--------------------------------------------------------------------------------

ABOUT THE RETIREMENT INVESTMENT ACCOUNT(R)

The Retirement Investment Account(R) ("RIA") is an investment program that allows employer plan assets to accumulate on a tax-deferred basis. The investment funds ("Funds") and a guaranteed interest option listed in the table below, are available under RIA. The Funds and guaranteed interest option comprise the "investment options" covered by this prospectus. RIA is offered under a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY.

This contract is no longer being sold. This prospectus is used with current contract owners only. You should note that your contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to copies of the documents you received when you enrolled.

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.


-----------------------------------------------------------------------------
 FUNDS
-----------------------------------------------------------------------------
 POOLED SEPARATE ACCOUNTS
-----------------------------------------------------------------------------
AllianceBernstein Balanced --           AllianceBernstein Mid Cap Growth --
 Separate Account No. 10                 Separate Account No. 3
AllianceBernstein Common Stock --
 Separate Account No. 4
-----------------------------------------------------------------------------
 SEPARATE ACCOUNT NO. 66
-----------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth   EQ/Large Cap Growth Index
EQ/BlackRock Basic Value Equity         EQ/Large Cap Growth PLUS
EQ/Calvert Socially Responsible         EQ/Large Cap Value PLUS
EQ/Capital Guardian Research            EQ/Mid Cap Index
EQ/Equity 500 Index                     EQ/Mid Cap Value PLUS
EQ/Equity Growth PLUS                   EQ/Money Market
EQ/Global Multi-Sector Equity           EQ/Quality Bond PLUS
EQ/Intermediate Government Bond/(1)/    EQ/T. Rowe Price Growth Stock
EQ/International Core PLUS              EQ/Wells Fargo Omega Growth
EQ/International Equity Index           Multimanager Multi-Sector Bond
EQ/International Value PLUS             Multimanager Small Cap Value
EQ/JPMorgan Value Opportunities         Multimanager Technology
EQ/Large Cap Core PLUS                  -------------------------------------
----------------------------------------
-


(1)This is the variable investment option's new name, effective on or about
   May 1, 2012. Please see ''Portfolios of the Trusts'' under ''Contract features and benefits'' later in this Prospectus for the variable investment option's former name.


The AllianceBernstein Balanced, AllianceBernstein Common Stock, and AllianceBernstein Mid Cap Growth Funds (the "Pooled Separate Accounts") are managed by AXA Equitable.

Separate Account No. 66 Funds invest in shares of a corresponding portfolio ("portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Trusts"). In each case, the Funds and the corresponding portfolios have the same name. You should read the prospectuses for each Trust and keep them for future reference.

GUARANTEED INTEREST OPTION. The guaranteed interest option credits interest daily and we guarantee principal.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information ("SAI") dated May 1, 2012, is a part of the registration statement is available free of charge upon request by writing us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our processing office at AXA Equitable, RIA Service Office, P.O. Box 8095, Boston, MA 02266-8095 or calling 1-800-967-4560.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

Contents of this Prospectus

--------------------------------------------------------------------------------

        About the Retirement Investment Account(R)                   1
        Index of key words and phrases                               4
        Who is AXA Equitable?                                        5
        How to reach us                                              6
        RIA at a glance -- key features                              7
        Other contracts                                              8


        ---------------------------------------------------------------
        FEE TABLE                                                    9
        ---------------------------------------------------------------

        Examples                                                    10
        Condensed financial information                             10


        ---------------------------------------------------------------
        1. RIA FEATURES AND BENEFITS                                11
        ---------------------------------------------------------------
        Investment options                                          11
        The AllianceBernstein Balanced Fund                         11
        The AllianceBernstein Common Stock Fund                     12
        The AllianceBernstein Mid Cap Growth Fund                   12
        Investment manager of the AllianceBernstein Balanced,
          AllianceBernstein Common Stock and AllianceBernstein Mid
          Cap Growth Funds                                          13
        Portfolio holdings policy for the Pooled Separate Accounts  13
        Funds investing in the Trusts                               13
        Portfolios of the Trusts                                    14
        Risks of investing in the Funds                             17
        Risk factors -- AllianceBernstein Common Stock,
          AllianceBernstein Mid Cap Growth and AllianceBernstein
          Balanced Funds                                            17
        Change of investment objectives                             18
        Guaranteed interest option                                  18


        ---------------------------------------------------------------
        2. HOW WE VALUE YOUR ACCOUNT VALUE                          19
        ---------------------------------------------------------------
        How we determine the unit value                             19
        How we value the assets of the Funds                        19


        ---------------------------------------------------------------
        3. TRANSFERS                                                21
        ---------------------------------------------------------------
        Transfers among investment options                          21
        Disruptive transfer activity                                21

-------------
When we use the words "we," "us" and "our" we mean AXA Equitable.
When we address the reader of this prospectus with words such as "you" and "your," we generally mean the employer or plan sponsor of the plans who use RIA as an investment vehicle, unless otherwise explained.

Further, the terms and conditions of the employer's plan govern the aspects of RIA available to plan participants. Accordingly, participants also should carefully consider the features of their employer's plan, which may be different from the features of RIA described in this prospectus.

2   CONTENTS OF THIS PROSPECTUS

--------------------------------------------------------------
4.ACCESS TO YOUR ACCOUNT VALUE                             23
--------------------------------------------------------------
Participant loans                                          23
Choosing benefit payment options                           23


--------------------------------------------------------------
5.RIA                                                      24
--------------------------------------------------------------
Summary of plan choices of RIA                             24
How to make contributions                                  24
Selecting investment options                               24
Allocating program contributions                           25


--------------------------------------------------------------
6.DISTRIBUTIONS                                            26
--------------------------------------------------------------


--------------------------------------------------------------
7.OPTIONAL PARTICIPANT RECORDKEEPING SERVICES              28
--------------------------------------------------------------


--------------------------------------------------------------
8.CHARGES AND EXPENSES                                     29
--------------------------------------------------------------
Participant recordkeeping services charge                  30
Other billing arrangements                                 30
General information on fees and charges                    31


--------------------------------------------------------------
9.TAX INFORMATION                                          32
--------------------------------------------------------------
Buying a contract to fund a retirement arrangement         32
Impact of taxes to AXA Equitable                           33
Certain rules applicable to plans designed to comply with
  Section 404(c) of ERISA                                  33


--------------------------------------------------------------
10.MORE INFORMATION                                        34
--------------------------------------------------------------
About changes or terminations                              34
IRS disqualification                                       34
About the separate accounts                                34
About the Trusts                                           34
About the general account                                  34
When we pay proceeds                                       35
When transaction requests are effective                    35
Voting rights                                              35
About legal proceedings                                    35
Financial statements                                       35
About the trustee                                          36
Reports we provide and available information               36
Acceptance and responsibilities                            36
About registered units                                     36
Assignment and creditors' claims                           36
Distribution of the contracts                              36
Commissions and service fees we pay                        37


-----------
APPENDIX
-----------

                  I   --  Condensed financial information  I-1


                  --------------------------------------------
                  STATEMENT OF ADDITIONAL INFORMATION
                    TABLE OF CONTENTS
                  --------------------------------------------

                                                CONTENTS OF THIS PROSPECTUS  3

Index of key words and phrases


--------------------------------------------------------------------------------

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.


                                                      PAGE

                     AXA Equitable                      5
                     business day                      19
                     benefit payment options           23
                     Code                               7
                     contracts                         24
                     contributions                     24
                     CWC                               29
                     current rate                      18
                     disruptive transfer activity      21
                     DOL                               24
                     ERISA                              7
                     exclusive funding employer plan   24
                     Fair valuation                    20
                     financial professional            35
                     Funds                              1
                     guaranteed interest option         1
                     IRS                               29


                                                         PAGE

                  investment options                         1
                  market timing                             21
                  Master Retirement Trust                   24
                  minimum rate                              18
                  participant recordkeeping service PRS  1, 28
                  partial funding employer plan             24
                  participant-directed plans                21
                  portfolios                                 1
                  QDRO                                      29
                  RIA                                        1
                  SAI                                        1
                  separate accounts                         33
                  Trusts                                 1, 34
                  trustee-directed plans                    21
                  unit                                      19
                  unit value                                19


4   INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the "parent"), a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508.0 billion in assets as of December 31, 2011. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                      WHO IS AXA EQUITABLE?  5

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transfers" later in this prospectus).

You can reach us to obtain:

..   Participation agreements, or enrollment or other forms used in RIA

..   Unit values and other values under your plan

..   Any other information or materials that we provide in connection with RIA
--------------------------------------------------------------------------------
 BY PHONE:

1-800-967-4560
(Service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time.)
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE AND CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

AXA Equitable
P.O. Box 8095
Boston, MA 02266-8095
--------------------------------------------------------------------------------
 FOR CONTRIBUTION CHECKS ONLY SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT
 DELIVERY:

AXA Equitable
30 Dan Road
Canton, MA 02021

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Our processing office is 30 Dan Road, Canton, MA.

NO PERSON IS AUTHORIZED BY AXA EQUITABLE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

6   WHO IS AXA EQUITABLE?

RIA at a glance -- key features

--------------------------------------------------------------------------------

EMPLOYER PLAN ARRANGEMENTS  RIA is an investment program designed for employer plans
THAT USE THE RIA CONTRACT   that qualify for tax-favored treatment under Section 401(a)
                            of the Internal Revenue Code of 1986, as amended ("Code").
                            Eligible employer plans include defined benefit plans,
                            defined contribution plans or profit-sharing plans,
                            including 401(k) plans. These employer plans generally also must meet the requirements of the Employee Retirement
                            Income Security Act of 1974, as amended ("ERISA").
                            Employer plan arrangements chose RIA:
                            .   As the exclusive funding vehicle for an employer plan.
                                If you chose this option, the annual amount of plan
                                contributions must be at least $10,000.
                            .   As a partial investment funding vehicle for an employer
                                plan. Under this option, the aggregate amount of
                                contributions in the initial participation year were at
                                least $50,000, and the annual aggregate amount of
                                contributions thereafter must be at least $25,000. The
                                guaranteed interest option is not available. Also, a
                                partial funding agreement was completed.
----------------------------------------------------------------------------------------
RIA FEATURES                .   30 investment options. The maximum number of active
                                investment options that may be selected at any time is
                                25.
                            .   Benefit distribution payments.
                            .   Optional Participant Recordkeeping Services ("PRS"),
                                which includes participant-level recordkeeping and
                                making benefit payments.
                            .   Available for trustee-directed or participant-directed
                                plans.

                               ------------------------------------------------------------
                               A participant-directed employer plan is an employer plan
                               that permits investment direction by plan participants for contribution allocations or transfers among investment
                               options. A trustee-directed employer plan is an employer
                               plan that permits those same types of investment decisions only by the employer, a trustee or any named fiduciary or
                               an authorized delegate of the plan.
                               ------------------------------------------------------------

----------------------------------------------------------------------------------------
CONTRIBUTIONS               .   Can be allocated to any one investment option or
                                divided among them.
                            .   May be made by check or wire transfer.
                            .   Are credited on the day of receipt if accompanied by
                                properly completed forms.
----------------------------------------------------------------------------------------
TRANSFERS AMONG INVESTMENT  .   Generally, amounts may be transferred among the
OPTIONS                         investment options.
                            .   There is no charge for transfers and no tax liability.
                            .   Transfers from the guaranteed interest option may be
                                subject to limitations.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Funds are managed by professional investment advisers.
MANAGEMENT
----------------------------------------------------------------------------------------
GUARANTEED OPTIONS          The guaranteed interest option pays interest at guaranteed rates and provides guarantees of principal.
----------------------------------------------------------------------------------------

TAX CONSIDERATIONS  On earnings    No tax until you make withdrawals under the plan.
                    On transfers   No tax on internal transfers among the investment options.
                    --------------------------------------------------------------------------

  Because you are enrolling in an annuity contract that funds a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax
  deferral benefits beyond those already provided by the
  Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax
  deferral meet your needs and goals. You may also want to
  consider the relative features, benefits and costs of these annuities with any other investment that you may use in
  connection with your retirement plan or arrangement. (For
  more information, see "Tax information" later in this
  prospectus.)
--------------------------------------------------------------

                                            RIA AT A GLANCE -- KEY FEATURES  7

-------------------------------------------------------------------------------------
CHARGES AND EXPENSES     .   Ongoing operations fee assessed against assets invested
                             in investment options including any outstanding loan
                             balance.
                         .   Investment management and financial accounting fees and
                             other expenses charged on a Fund-by-Fund basis, as
                             applicable.
                         .   No sales charges deducted from contributions, but
                             contingent withdrawal charges may apply for non-
                             benefit distributions.
                         .   Charges of the Trusts' portfolios for management fees
                             and other expenses, and 12b-1 fees.
                         .   Administrative fee if you purchase an annuity payout
                             option.
                         .   Participant recordkeeping (optional) charge per
                             participant annual fee of $25.
                         .   Loan fee of 1% of loan principal amount at the time the
                             plan loan is made.
                         .   Administrative charge for certain Funds of Separate
                             Account No. 66.
                         .   We deduct a charge designed to approximate certain
                             taxes that may be imposed on us, such as premium taxes
                             in your state. This charge is generally deducted from
                             the amount applied to an annuity payout option.
-------------------------------------------------------------------------------------
BENEFIT PAYMENT OPTIONS  .   Lump sum.
                         .   Installments on a time certain or dollar certain basis.
                         .   Variety of fixed annuity benefit payout options as
                             available under an employer's plan.
-------------------------------------------------------------------------------------
ADDITIONAL FEATURES      .   Participant loans (if elected by your employer; some
                             restrictions apply).
                         .   Quarterly reports showing:
                            -- transactions in the investment options during the
                               quarter for the employer plan;
                            -- the number of units in the Funds credited to the
                               employer plan; and
                            -- the unit values and/or the balances in all of the
                               investment options as of the end of the quarter.
                         .   Automatic confirmation notice to employer/trustee
                             following the processing of an investment option
                             transfer.
                         .   Annual and semiannual report of the Funds.
-------------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable. The prospectus and contract should be read carefully before investing. Please feel free to call us if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about any of the AXA Equitable annuity contracts.

8   RIA AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when enrolling in, owning, and surrendering the RIA contract. The tables reflect charges that affect plan balances participating in the Funds through the group annuity contract, as well as charges you will bear directly under your contract. The table also shows charges and expenses of the portfolios of each Trust that you will bear indirectly. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase an annuity payout option or take a loan from the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. We deduct no sales charge at the time you make a contribution, and there are no transfer or exchange fees when you transfer assets among the investment options under the contract.


--------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU
 REQUEST CERTAIN TRANSACTIONS:
--------------------------------------------------------------
Maximum contingent withdrawal charge (as a percentage
of Fund assets)/(1)/                                    6%
Administrative fee if you purchase an annuity payout
option                                                  $175
Loan fee (as a percentage of amount withdrawn as loan
principal at the time the loan is made)                 1%
The following tables describe the fees and expenses that you will pay periodically during the time that you own the
contract, not including underlying Trust portfolio fees and
expenses.
--------------------------------------------------------------
 CHARGE WE DEDUCT FROM YOUR ACCOUNT VALUE
--------------------------------------------------------------
Maximum ongoing operations fee (expressed as an annual
percentage)/(2)/                                        1.25%
--------------------------------------------------------------
 CHARGES WE DEDUCT EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY
 NET ASSETS IN SEPARATE ACCOUNT NO. 66
--------------------------------------------------------------
Administrative charge (applies only to certain
Funds/(3)/ in Separate Account No. 66)/(4)/             0.05%
--------------------------------------------------------------
 POOLED TRUST EXPENSES EXPRESSED AS AN ANNUAL
 PERCENTAGE
--------------------------------------------------------------


                                                             INVESTMENT MANAGEMENT      DIRECT OPERATING
                                                             AND ACCOUNTING FEE/(4)/ AND OTHER EXPENSES/(5)/ TOTAL
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Common Stock                                       0.08%                   0.08%           0.16%
AllianceBernstein Mid Cap Growth                                     0.50%                   0.08%           0.58%
AllianceBernstein Balanced                                           0.50%                   0.13%           0.63%

---------------------------------------------------------------------------------
 CHARGES WE DEDUCT AT THE END OF EACH MONTH
---------------------------------------------------------------------------------
Annual Optional Participant Recordkeeping Services
Fee/(6)/                                                $25 per plan participant
---------------------------------------------------------------------------------

A proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option of the Trusts to which plan balances are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2011 charged by any of the portfolios. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.



---------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2011 (expenses that are deducted from  Lowest Highest portfolio assets including management fees, 12b-1 fees, service fees, and/or other
expenses)/(7)/                                                                       0.62%  1.44%
---------------------------------------------------------------------------------------------------


Notes:

(1)The contingent withdrawal charge is waived in certain circumstances. The charge reduces to 2% of the amount withdrawn in the ninth participation year and cannot be imposed after the ninth anniversary of a plan's participation in RIA.

(2)The annual ongoing operations fee is deducted monthly and applied on a decremental scale, declining to 0.50% on the account value over $1,000,000, except for plans that adopted RIA before February 9, 1986.


(3)The Funds that have an Administrative charge are: Multimanager Multi-Sector Bond, EQ/Intermediate Government Bond, EQ International Equity Index, EQ/Quality Bond PLUS, EQ/AllianceBernstein Small Cap Growth, EQ/Equity 500 Index and EQ/Money Market.

(4)These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended
   December 31, 2011. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2012.

(5)These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2011. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2012.


                                                                  FEE TABLE  9

(6)We deduct this fee on a monthly basis at the rate of $2.08 per participant.

(7)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the RIA contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses.


The examples below show the expenses (which expenses, including the Optional Participants Recordkeeping Services fee, are directly reflected in the participant's retirement account value) that a hypothetical contract owner would pay in the situations illustrated. For purposes of the two sets of examples below, the ongoing operations fee is computed by reference to the actual aggregate annual ongoing operations fee as a percentage of total assets by employer plans in the RIA annuity contract other than corporate plans, resulting in an estimated ongoing operations fee of $288.20 per $10,000. The examples reflect the $25 annual charge for the Optional Participant Recordkeeping Services.


We assume there is no waiver of the withdrawal charge and that no loan has been taken. The charges used in the examples are the maximum expenses rather than the lower current expenses. The guaranteed interest option is not covered by the fee table and examples. However, the ongoing operations fee, the withdrawal charge, the loan fee, the Optional Participant Recordkeeping Services fee, and the administrative fee if you purchase an annuity payout option do apply to amounts in the guaranteed interest option. These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SEPARATE ACCOUNT NO. 66 EXAMPLES:

These examples assume that you invest $10,000 in the Funds in Separate Account No. 66 under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the highest and lowest fees and expenses of any of the available portfolios (before expense limitations) of each Trust. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

SEPARATE ACCOUNT NO. 66


------------------------------------------------------------------------------------------------------------------------
                                                                               IF YOU ANNUITIZE AT THE END OF THE
                                                                               APPLICABLE TIME PERIOD, AND SELECT A
                                         IF YOU SURRENDER YOUR CONTRACT AT THE NON-LIFE CONTINGENT PERIOD CERTAIN
                                         END OF THE APPLICABLE TIME PERIOD     ANNUITY OPTION WITH LESS THAN FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
                                         1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios     $1,201   $2,287    $3,352    $5,796    $782     $1,977    $3,148     $5,971
------------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios     $1,122   $2,063    $3,001    $5,182    $698     $1,742    $2,780     $5,357
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------

                                          IF YOU DO NOT SURRENDER YOUR
                                           CONTRACT AT THE END OF THE
                                             APPLICABLE TIME PERIOD
------------------------------------------------------------------------
                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios      $607  $1,802  $2,973   $5,796
------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios      $523  $1,567  $2,605   $5,182
------------------------------------------------------------------------


POOLED SEPARATE ACCOUNT EXAMPLES:

These examples assume that you invest $10,000 in the Funds in the Pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


----------------------------------------------------------------------------------------------------------------
                                                                       IF YOU ANNUITIZE AT THE END OF THE
                                                                       APPLICABLE TIME PERIOD, AND SELECT A
                                 IF YOU SURRENDER YOUR CONTRACT AT THE NON-LIFE CONTINGENT PERIOD CERTAIN
                                 END OF THE APPLICABLE TIME PERIOD     ANNUITY OPTION WITH LESS THAN FIVE YEARS
----------------------------------------------------------------------------------------------------------------
                                 1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------------
AllianceBernsteinBalanced        $1,118   $2,052    $2,983    $5,150    $694     $1,730    $2,762     $5,325
AllianceBernsteinCommon Stock    $1,073   $1,922    $2,776    $4,772    $646     $1,593    $2,545     $4,947
AllianceBernsteinMid Cap Growth  $1,113   $2,038    $2,961    $5,111    $689     $1,716    $2,739     $5,286
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------

                                  IF YOU DO NOT SURRENDER YOUR
                                   CONTRACT AT THE END OF THE
                                     APPLICABLE TIME PERIOD
----------------------------------------------------------------
                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------------------
AllianceBernsteinBalanced         $519  $1,555  $2,587   $5,150
AllianceBernsteinCommon Stock     $471  $1,418  $2,370   $4,772
AllianceBernsteinMid Cap Growth   $514  $1,541  $2,564   $5,111
----------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see the Appendix at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2011.


FINANCIAL STATEMENTS OF THE FUNDS

Each Fund is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Funds are contained in the SAI. The financial statements for the portfolios of each Trust are included in the SAI for each Trust.

10  FEE TABLE

1. RIA features and benefits


--------------------------------------------------------------------------------

INVESTMENT OPTIONS

We offer various investment options under RIA, including the Funds and the guaranteed interest option. Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. The maximum number of active investment options that can be available under any RIA annuity contract at any time is 25. We cannot assure you that any of the Funds will meet their investment objectives.

You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund.

THE ALLIANCEBERNSTEIN BALANCED FUND

OBJECTIVES

The Balanced Fund (Separate Account No. 10) (the "Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Fund will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

INVESTMENT STRATEGIES

The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.


The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Advisor's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The U.S. Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value primarily through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor's most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations -- the output of the research review sessions -- into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.


The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio's non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations ("CMOs"), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future

                                                   RIA FEATURES AND BENEFITS 11
delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with AXA Equitable guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.


The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.


ASSET ALLOCATION POLICIES


The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. The Fund is valued daily.


-----------------------------------------------------------------
 ALLOCATION                                      AXA EQUITABLE'S
 PORTFOLIO TYPE        SUB-PORTFOLIO             SPECIFIED TARGET
-----------------------------------------------------------------
Global Equity          Global Structured Equity         60%
-----------------------------------------------------------------
Total fixed and money                                   40%
market instruments:
Fixed                  35%-US Core Fixed
                          Income
Money market           5%-Cash
   instruments
-----------------------------------------------------------------

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Balanced Fund specifically.

THE ALLIANCEBERNSTEIN COMMON STOCK FUND

OBJECTIVE


The investment objective of the AllianceBernstein Common Stock Fund (Separate Account No. 4) is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.


INVESTMENT STRATEGIES

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).


The majority of trading in the Fund each year will take place in June after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor's opinion, they provide a more cost-effective alternative than transacting in the cash market.


The Fund is valued daily.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Common Stock Fund specifically.

THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND

OBJECTIVE

The AllianceBernstein Mid Cap Growth Fund (Separate Account No. 3) seeks to achieve long-term capital growth through a diversified portfolio of equity securities. The account will attempt to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

INVESTMENT STRATEGIES

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invested at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment

12  RIA FEATURES AND BENEFITS
objectives, the Fund may invest in companies in cyclical industries as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer's first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.


The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.


RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Common Stock and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

INVESTMENT MANAGER OF THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS


The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth funds (collectively, the "Funds"). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third party investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. ("AllianceBernstein") to manage the Funds. Subject to that committee's broad supervisory authority, AllianceBernstein's investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:


---------------------------------------------------------------
                                          BUSINESS EXPERIENCE
 FUND                  PORTFOLIO MANAGER  FOR PAST 5 YEARS
---------------------------------------------------------------
AllianceBernstein      Alison Martier     Portfolio Manager at
Balanced Fund                             AllianceBernstein
                                          since 1993
---------------------------------------------------------------
                       Shawn Keegan       Portfolio Manager at
                                          AllianceBernstein
                                          since 2001
                       Greg Wilensky      Portfolio Manager at
                                          AllianceBernstein
                                          since 1996
                       Joshua Lisser      Portfolio Manager at
                                          AllianceBernstein
                                          since 1992
                       Seth Masters       Portfolio Manager at
                                          AllianceBernstein
                                          since 1995
---------------------------------------------------------------
AllianceBernstein      Judith A. De Vivo  Portfolio Manager at
Common Stock Fund                         AllianceBernstein
                                          since 1984
---------------------------------------------------------------
AllianceBernstein Mid  John H. Fogarty    Portfolio Manager at
Cap Growth Fund                           AllianceBernstein
                                          since 1997
---------------------------------------------------------------

The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities of the Funds.


As of December 31, 2011 AllianceBernstein had total assets under management of approximately $406 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

A description of the policies and procedures with respect to disclosure of the portfolio securities of The AllianceBernstein Balanced Fund, The
AllianceBernstein Common Stock Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 15 days after the month and free of charge by calling 1(866) 642-3127.

FUNDS INVESTING IN THE TRUSTS

The Funds of Separate Account No. 66 invest in corresponding portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios. The table below shows the names of the corresponding portfolios, their investment objectives, and their advisers.

                                                   RIA FEATURES AND BENEFITS 13

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio, if any. The chart below also shows the currently available portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC indirectly receives 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.


As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.


As described in more detail in the underlying Portfolio prospectuses, certain affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the overall volatility of your account value and the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions.



----------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST    SHARE
 PORTFOLIO NAME           CLASS  OBJECTIVE                                           SUB-ADVISER(S)
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER               A     Seeks high total return through a combination       Pacific Investment Management
  MULTI-SECTOR BOND              of current income and capital appreciation.            Company LLC
                                                                                     Post Advisory Group, LLC
                                                                                     SSgA Funds Management, Inc.
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP     B     Seeks to achieve long-term growth of capital        AXA Equitable Funds Management
  VALUE                          with an emphasis on risk-adjusted returns and          Group, LLC
                                 managing volatility in the Portfolio.               BlackRock Investment
                                                                                        Management, LLC
                                                                                     Franklin Advisory Services, LLC
                                                                                     Horizon Asset Management, Inc.
                                                                                     Pacific Global Investment
                                                                                        Management Company
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY    B     Seeks long-term growth of capital.                  AXA Equitable Funds Management
                                                                                        Group, LLC
                                                                                     RCM Capital Management LLC
                                                                                     SSgA Funds Management, Inc.
                                                                                     Wellington Management Company,
                                                                                        LLP
----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST        SHARE
 PORTFOLIO NAME           CLASS  OBJECTIVE                                           SUB-ADVISER(S)
----------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN       IA    Seeks to achieve long-term growth of capital.       AllianceBernstein L.P.
  SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE   IB    Seeks to achieve capital appreciation and           BlackRock Investment
  EQUITY                         secondarily, income.                                   Management, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY        IB    Seeks to achieve long-term capital appreciation.    Calvert Investment Management,
  RESPONSIBLE                                                                           Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN        IB    Seeks to achieve long-term growth of capital.       Capital Guardian Trust Company
  RESEARCH
----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX        IA    Seeks to achieve a total return before expenses     AllianceBernstein L.P.
                                 that approximates the total return performance
                                 of the S&P 500 Index, including reinvestment of
                                 dividends, at a risk level consistent with that of
                                 the S&P 500 Index.
----------------------------------------------------------------------------------------------------------------------


14  RIA FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST        SHARE
 PORTFOLIO NAME           CLASS  OBJECTIVE                                             SUB-ADVISER(S)
-----------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS      IB    Seeks to achieve long-term growth of capital          AXA Equitable Funds Management
                                 with an emphasis on risk-adjusted returns and            Group, LLC
                                 managing volatility in the Portfolio.                 BlackRock Capital Management,
                                                                                          Inc.
                                                                                       BlackRock Investment
                                                                                          Management, LLC
-----------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR     IB    Seeks to achieve long-term capital appreciation       AXA Equitable Funds Management
  EQUITY                         with an emphasis on risk-adjusted returns and            Group, LLC
                                 managing volatility in the Portfolio.                 BlackRock Investment
                                                                                          Management, LLC
                                                                                       Morgan Stanley Investment
                                                                                          Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE            IA    Seeks to achieve a total return before expenses       AXA Equitable Funds Management
  GOVERNMENT BOND/(1)/           that approximates the total return performance           Group, LLC
                                 of the Barclays Intermediate U.S. Government          SSgA Funds Management, Inc.
                                 Bond Index, including reinvestment of
                                 dividends, at a risk level consistent with that of
                                 the Barclays Intermediate U.S. Government
                                 Bond Index.
-----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE      IB    Seeks to achieve long-term growth of capital          AXA Equitable Funds Management
  PLUS                           with an emphasis on risk-adjusted returns and            Group, LLC
                                 managing volatility in the Portfolio.                 BlackRock Investment
                                                                                          Management, LLC
                                                                                       WHV Investments Management
-----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY    IA    Seeks to achieve a total return (before expenses)     AllianceBernstein L.P.
  INDEX                          that approximates the total return performance of
                                 a composite index comprised of 40% Dow Jones
                                 EURO STOXX 50 Index, 25% FTSE 100 Index,
                                 25% TOPIX Index, and 10% S&P/ASX 200 Index,
                                 including reinvestment of dividends, at a risk level
                                 consistent with that of the composite index.
-----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE     IB    Seeks to provide current income and long-term         AXA Equitable Funds Management
  PLUS                           growth of income, accompanied by growth of               Group, LLC
                                 capital with an emphasis on risk-adjusted             BlackRock Investment
                                 returns and managing volatility in the Portfolio.        Management, LLC
                                                                                       Northern Cross, LLC
-----------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE          IB    Seeks to achieve long-term capital appreciation.      J.P.Morgan Investment
  OPPORTUNITIES                                                                           Management Inc.
-----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS     IB    Seeks to achieve long-term growth of capital          AXA Equitable Funds Management
                                 with an emphasis on risk-adjusted returns and            Group, LLC
                                 managing volatility in the Portfolio.                 BlackRock Investment
                                                                                          Management, LLC
                                                                                       Institutional Capital LLC
-----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX  IB    Seeks to achieve a total return before expenses       AllianceBernstein L.P.
                                 that approximates the total return performance of
                                 the Russell 1000 Growth Index, including
                                 reinvestment of dividends at a risk level consistent
                                 with that of the Russell 1000 Growth Index.
-----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS   IB    Seeks to provide long-term capital growth with        AXA Equitable Funds Management
                                 an emphasis on risk-adjusted returns and                 Group, LLC
                                 managing volatility in the Portfolio.                 BlackRock Investment
                                                                                          Management, LLC
                                                                                       Marsico Capital Management LLC
-----------------------------------------------------------------------------------------------------------------------


                                                   RIA FEATURES AND BENEFITS 15

------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST        SHARE
 PORTFOLIO NAME           CLASS  OBJECTIVE                                        SUB-ADVISER(S)
------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS    IA    Seeks to achieve long-term growth of capital     AllianceBernstein L.P.
                                 with an emphasis on risk-adjusted returns and    AXA Equitable Funds Management
                                 managing volatility in the Portfolio.               Group, LLC
------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX           IB    Seeks to achieve a total return before expenses  SSgA Funds Management, Inc.
                                 that approximates the total return performance
                                 of the S&P Mid Cap 400 Index, including
                                 reinvestment of dividends, at a risk level
                                 consistent with that of the S&P Mid Cap 400
                                 Index.
------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS      IB    Seeks to achieve long-term capital appreciation  AXA Equitable Funds Management
                                 with an emphasis on risk adjusted returns and       Group, LLC
                                 managing volatility in the Portfolio.            BlackRock Investment
                                                                                     Management, LLC
                                                                                  Wellington Management Company
                                                                                     LLP
------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET            IA    Seeks to obtain a high level of current income,  The Dreyfus Corporation preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS       IA    Seeks to achieve high current income consistent  AllianceBernstein L.P.
                                 with moderate risk to capital.                   AXA Equitable Funds Management
                                                                                     Group, LLC
------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH    IB    Seeks to achieve long-term capital appreciation  T. Rowe Price Associates, Inc.
  STOCK                          and secondarily, income.
------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA       IB    Seeks to achieve long-term capital growth.       Wells Capital Management, Inc.
  GROWTH
------------------------------------------------------------------------------------------------------------------


(1)This is the Portfolio's new name, effective on or about May 1, 2012. The Portfolio's former name was EQ/Intermediate Government Bond Index.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-967-4560.

16  RIA FEATURES AND BENEFITS

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the prospectuses for each Trust for risk factors and investment techniques associated with the portfolios in which the other Funds invest.

RISK FACTORS -- ALLIANCEBERNSTEIN COMMON STOCK, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER-SIZED COMPANIES. The Alliance-Bernstein Mid Cap Growth Fund invests primarily in the securities of medium-sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller-sized companies. The securities of small and medium-sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium-sized companies. This is due to the greater business risks of small-size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $15 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small and medium-sized companies have a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund -- and, therefore, the value of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). A decline in prevailing interest rates generally will increase the value of the securities held by the AllianceBernstein Balanced Fund, while an increase in prevailing interest rates usually reduces the value of the AllianceBernstein Balanced Fund's holdings. As a result, interest rate fluctuations will affect the value of the AllianceBernstein Balanced Fund's units, but will not affect the income received from the Fund's current portfolio holdings. Moreover, convertible securities, which may be in the AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the United States involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein, Mid Cap Growth and Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund's foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Balanced and the AllianceBernstein Mid Cap Growth Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Common Stock Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

RISKS OF INVESTMENT STRATEGIES. Due to the AllianceBernstein Mid Cap Growth Fund's aggressive investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN COMMON STOCK FUND


While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the Fund may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error." The Fund attempts to minimize these deviations through a management process which strives to minimize


                                                   RIA FEATURES AND BENEFITS 17
transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BALANCED FUND

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse economic conditions or changing circumstances than those rated A or higher, but we regard these lower-rated bonds as having an adequate capacity to pay principal and interest.

CHANGE OF INVESTMENT OBJECTIVES

We can change the investment objectives of the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Insurance Department approves the change.

The investment objectives of the portfolios of the Trusts may be changed by the Board of Trustees of each Trust without the approval of shareholders. See "Voting rights" under "More information" later in this prospectus.

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.

The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate. After we credit the interest, we deduct certain charges and fees.

We credit interest through and allocate interest on the date of any transfer or withdrawal transaction. We credit interest each day of the month to the account value in the guaranteed interest account at the beginning of the day at a daily rate equivalent to the guaranteed interest rate that applies to those amounts.

CURRENT AND MINIMUM INTEREST RATES

Except as described below, the "current rate" is the rate of interest that we actually credit to amounts in the guaranteed interest option for any given calendar year. We declare current rates for each class of employer plan that is using the RIA annuity contract as its funding vehicle before the beginning of each calendar year. In addition to the current rate, we declare "minimum rates" for the next two calendar years. The minimum interest rates will never be lower than 4%.


The current interest rate for 2012 and the minimum interest rates for 2013 and 2014 guaranteed for each class are stated in the proposal documents submitted to sponsors of prospective RIA employer plans. The establishment of new classes will not decrease the rates that apply to employer plans already assigned to a previous class. The effective current rate for 2013 and the minimum rates effective for calendar year 2014 and 2015 will be declared in December 2012.


CLASSES OF EMPLOYER PLANS

We assigned an employer plan to a "class" of employer plans upon its participation in the Master Retirement Trust in order to help us determine the current and minimum guaranteed rates of interest that apply for the employer plan participating in the guaranteed interest option under the RIA annuity contract. The initial class of employer plans to which an employer plan was assigned depended on the date the plan was adopted.

REVISED INTEREST RATES

All of the following conditions must exist for us to declare a revised rate:

..   on the date of the allocation, the "current" guaranteed interest rate with respect to the employer plan's guaranteed interest option that would otherwise apply, exceeds the benchmark treasury rate by at least 0.75%; and

..   prior allocations to the guaranteed interest option for the employer plan during that calendar year equal or exceed 110% of the average annual allocations to the guaranteed interest option for the employer plan during the three immediately preceding calendar years.

18  RIA FEATURES AND BENEFITS

2. How we value your account value


--------------------------------------------------------------------------------

FOR THE FUNDS. When you invest in a Fund, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.

--------------------------------------------------------------------------------
Generally, our "business day" is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.
--------------------------------------------------------------------------------

On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, adjusted for any Fund's units cancelled from your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, make a transfer, or request some other transaction that involves moving assets into or out of that Fund.

FOR THE GUARANTEED INTEREST OPTION. The value of any investment in the guaranteed interest option is, at any time, the total contributions allocated to the guaranteed interest option, plus the interest earned, less
(i) withdrawals to make employer plan benefit payments, (ii) withdrawals to make other employer plan withdrawals (including loans) and (iii) charges and fees provided for under the contracts.

HOW WE DETERMINE THE UNIT VALUE

When contributions are invested in the Funds, the number of units outstanding attributable to each Fund is correspondingly increased; and when amounts are withdrawn from one of these Funds, the number of units outstanding attributable to that Fund is correspondingly decreased.

For the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the unit values reflect investment performance and investment management and financial accounting fees. We determine the respective unit values for these Funds by multiplying the unit value for the preceding business day by the net investment factor for that subsequent day. We determine the net investment factor as follows:

..   First, we take the value of the Fund's assets at the close of business on the preceding business day.

..   Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which the net investment factor is being determined.

..   Then, we subtract the capital losses, realized and unrealized, and investment management and financial accounting fees charged to the Fund during that business day.

..   Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

Prior to June 1, 1994, for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the investment management and financial accounting fees were deducted monthly from employer plan balances in these Funds.

For a Fund of Separate Account No. 66, the unit value for any business day together with any preceding non-business days ("valuation period") is equal to the unit value for the preceding valuation period multiplied by the net investment factor for that Fund for that valuation period. The net investment factor for a valuation period is:

    a       - c
(   --  )
    b

where:

(a)is the value of the Fund's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the Fund for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and other expenses of each Trust.

(b)is the value of the Fund's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts are allocated or withdrawn for that valuation period).

(c)is the daily factor for the separate account administrative charge multiplied by the number of calendar days in the valuation period.

HOW WE VALUE THE ASSETS OF THE FUNDS

Assets of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are valued as follows:

..   Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

..   Foreign securities not traded directly, or in ADR form, in the United
    States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

..   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

..   Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

                                             HOW WE VALUE YOUR ACCOUNT VALUE 19

..   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

..   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

..   Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

..   Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectuses for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

20  HOW WE VALUE YOUR ACCOUNT VALUE

3. Transfers


--------------------------------------------------------------------------------

TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described below. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

The following section describes transfer limitations that apply, under certain situations, to amounts transferred out of the guaranteed interest option during the calendar quarter in which the request is made and the three preceding calendar quarters ("transfer period").


PARTICIPANT-DIRECTED PLANS. Under these plans, the contract owner has instructed us to accept the plan trustee's allocations that are in accordance with the plan participants' directions. If the employer elects to fund the employer plan with the guaranteed interest option and the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or Multimanager Multi-Sector Bond Funds, during any transfer period, the following limitations apply:


For plans electing the optional participant recordkeeping services ("PRS"), the maximum amount that may be transferred by the trustee on behalf of a participant from the guaranteed interest option is equal to the greater of:
(i) 25% of the amount the participant had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts transferred out of the guaranteed interest option during the prior calendar year on the participant's behalf. Generally, this means that new participants will not be able to direct the trustee to transfer amounts out of the guaranteed interest option during the first calendar year of their participation under the contract.

If assets have been transferred from another funding vehicle by the employer, then the participant, for the transfer period in which the transfer occurred, may direct the trustee to transfer to the Funds up to 25% of such transferred amount that the participant initially allocated to the guaranteed interest option.

For plans not electing the PRS, the maximum amount that may be transferred from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the employer plan had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts the employer plan transferred out of the guaranteed interest option during the prior calendar year. The employer plan is responsible for monitoring this transfer limitation. PRS is discussed in "Optional participant recordkeeping services" later in this prospectus.

If assets have been transferred from another funding vehicle by the employer, then the trustee on behalf of the participant, for the transfer period in which the transfer occurred, may transfer to the Funds up to 25% of such transferred amount that was initially allocated to the guaranteed interest option.

From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions.

TRUSTEE-DIRECTED PLANS. Transfers of accumulated amounts among the investment options will be permitted as determined by us in our sole discretion only and subject to our rules then in effect.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund or portfolio investments may impede efficient Fund or portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Fund or portfolio manager to effect more frequent purchases and sales of Fund or portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Fund or portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily

                                                                  TRANSFERS  21
rely on the policies and procedures implemented by the Fund or underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the participant explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the participant is identified a second time as engaged in potential disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews participant's trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph. We may change those policies and procedures, and any new or revised policies or procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the participant.

Participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some participants may be treated differently than others, resulting in the risk that some participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

22  TRANSFERS

4. Access to your account value


--------------------------------------------------------------------------------


PARTICIPANT LOANS

Contract withdrawals to make participant loans are available under RIA, if the employer plan permits them. Participants must apply for a plan loan through the employer plan. The plan administrator is responsible for administering the loan program. Loans are subject to restrictions under federal tax rules and ERISA. See "Tax information" later in this prospectus.

Below we briefly summarize some of the important terms of the loan provisions under RIA. A more detailed discussion is provided in the SAI under "Loan provisions."

Generally, all loan amounts must be taken from the guaranteed interest option. The participant must pay the interest as required by federal income tax rules. All repayments are made back into the guaranteed interest option. If the participant fails to repay the loan when due, the amount of the unpaid balance may be subject to a contingent withdrawal charge, taxes, and additional penalty taxes. Interest paid on a retirement plan loan is not deductible.

The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances attributable to the plan participant in all the investment options. We also charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. In addition, while the maximum amount of a loan under the Contract is 90% of the balances attributable to the plan participant, the amount of the loan to a participant under the plan is limited by federal tax rules. Those rules will limit the amount of a loan the participant may withdraw under the Contract.

CHOOSING BENEFIT PAYMENT OPTIONS

RIA offers a variety of benefit payment options, subject to the provisions of an employer's plan. Plan participants should consult their employer for details. An employer's plan may allow a choice of one or more of the following forms of distribution:

..   purchase of one of our annuities;

..   lump sum distribution;

..   use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

..   permitted cash withdrawals.

Subject to the provisions of your plan, RIA makes available the following forms of fixed annuities:

..   life annuity;

..   life annuity - period certain;

..   life annuity - refund certain;

..   period certain annuity; and

..   qualified joint and survivor life annuity.

All of the forms outlined above (with the exception of the qualified joint and survivor life annuity) are available as either single or joint life annuities. We also offer other annuity forms not outlined here. The distribution will be in the form of a life annuity or another form offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The various fixed annuities we offer under RIA are described in greater detail in the SAI under "Annuity benefits." As a general matter, the minimum amount that can be used to purchase any type of annuity, net of all applicable charges and fees, is $3,500. An annuity administrative fee of $175 will be deducted from the amount used to purchase an annuity.

We require that the amount of any benefit distribution from an employer plan that uses RIA as a partial investment funding vehicle be in proportion to the amount of plan assets held in RIA, unless we and the plan trustees specifically agree in writing to some other method.

Requests for cash distributions must be made to us on an aggregate basis opposed to a participant-by-participant basis, except for employer plans using the PRS discussed in "Optional participant recordkeeping services" later in this prospectus. Cash withdrawals by a plan participant prior to retirement may give rise to contingent withdrawal charges, and tax penalties or other adverse tax consequences. See "Tax information" later in this prospectus.

We make distribution checks payable to the trustees of the plan. The plan trustees are responsible for distribution of Funds to the participant or other payee and for any applicable federal and state income tax withholding and reporting. See "Tax information" later in this prospectus.

RIA does not have separate disability or death benefit provisions. All disability and death benefits are provided in accordance with the employer plan.

                                               ACCESS TO YOUR ACCOUNT VALUE  23

5. RIA


--------------------------------------------------------------------------------


This section explains RIA in further detail. It is intended for employers who use RIA, but contains information of interest to plan participants as well. Plan participants should, of course, understand the provisions of their plan that describes their rights in more specific terms.

RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Code. Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally must also meet the requirements of ERISA.


RIA consists of two group annuity contracts ("contracts") issued by AXA Equitable, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services ("PRS") agreement. RIA had $58,601,044 in assets as of December 31, 2011.


Our service consultants are available to answer your questions about RIA. Please contact us by using the telephone number or addresses listed under "How to reach us - Information on joining RIA" earlier in this prospectus.

SUMMARY OF PLAN CHOICES OF RIA

RIA is used:

..   as the exclusive funding vehicle for the assets of an employer plan. Under this option, the annual amount of plan contributions must be at least $10,000. We call this type of plan an "exclusive funding employer plan"; or

..   as a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year must be at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. We call this type of plan a "partial funding employer plan." We do not offer the guaranteed interest option with a partial funding employer plan. A partial funding agreement with us was required to use this partial funding employer plan.

An exclusive funding employer plan may not change its participation basis to that of a partial funding employer plan, or vice versa, unless the underwriting and other requirements referred to above are satisfied and approved by us. We reserve the right to impose higher annual minimums for certain plans. We will give you advance notice of any such changes.

You have the choice of using RIA with two types of plans. You may use RIA for:

..   participant-directed employer plans, which permit participants to allocate contributions and transfer account accumulations among the investment options; or

..   trustee-directed employer plans, which permit these types of investment decisions to be made only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.

At our sole discretion, a trustee-directed plan may change its participation basis to a participant-directed plan.

MAKING THE RIGHT CHOICES FOR YOUR PLAN DEPENDS ON YOUR OWN SET OF
CIRCUMSTANCES. WE RECOMMEND THAT YOU REVIEW ALL CONTRACTS AND TRUST, PARTICIPATION AND RELATED AGREEMENTS WITH YOUR LEGAL AND TAX COUNSEL.

HOW TO MAKE CONTRIBUTIONS

REGULAR CONTRIBUTIONS. Contributions may be made by check or by wire transfer. All contributions under an employer plan should be sent to the address under "For contributions checks only" in "How to reach us" earlier in this prospectus. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. Third-party checks are not acceptable, except for roll-over contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Contributions are normally credited on the business day that we receive them. Contributions are only accepted from the employer or plan trustee.

There is no minimum amount for each contribution where employer plan contributions are made on a basis more frequent than annually. The total amount of contributions under an employer plan is limited by law. See "Tax information" later in this prospectus.

To make a rollover or transfer to an existing RIA Plan, funds must be in cash. Therefore, any assets accumulated under another existing plan will have to be liquidated for cash.

SELECTING INVESTMENT OPTIONS

You can select from the investment options available under the contracts. The maximum number of active options you may select at any time is 25. Plan participant choices will be limited to the investment options selected. If the Plan is intended to comply with the requirements of ERISA Section 404(c), the employer or the plan trustee is responsible for making sure that the investment options chosen constitute a broad range of investment choices as required by the Department of Labor ("DOL") Section 404(c) regulations.

Generally, for participant-directed plans, if you intend for your plan to comply with ERISA Section 404(c), you should, among other things:


..   select the EQ/Money Market Fund if you select any of the EQ/Intermediate
    Government Bond, EQ/Quality Bond PLUS, or Multimanager Multi-Sector Bond Funds; or

..   select the guaranteed interest option if you do not select any of the
    EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, Multimanager Multi-Sector Bond or EQ/AllianceBernstein Small Cap Growth Funds.


24  RIA

If you select any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or Multimanager Multi-Sector Bond Funds and the guaranteed interest option, certain restrictions will apply to transfers out of the guaranteed interest option.


ALLOCATING PROGRAM CONTRIBUTIONS

We allocate contributions to the investment options in accordance with the allocation instructions provided to us by the plan trustee or the individual who the plan trustee has previously authorized in writing. Allocations may be made by dollar amounts or in any whole number percentages that total 100%.

Allocation changes may be made without charge, but may be subject to employer plan provisions that may limit or disallow such movements.

                                                                        RIA  25

6. Distributions


--------------------------------------------------------------------------------

Keep in mind two sets of rules when considering distributions or withdrawals from RIA. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan, which are not described here.

Moreover, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and the SAI. The participant should discuss his or her options with a qualified financial adviser. Our service consultants also can be of assistance. Certain plan distributions may be subject to a contingent withdrawal charge, federal income tax, and penalty taxes. See "Charges and expenses" and "Tax information" later in this prospectus.

AMOUNTS IN THE FUNDS. These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of each Trust, as applicable. See "When we pay proceeds" later in this prospectus.

AMOUNTS IN THE GUARANTEED INTEREST OPTION. These are generally available for distribution at any time, subject to the provisions of your plan. A deferred payout provision, however, applies to trustee-directed employer plans which are terminating their RIA contract. Under that provision, we can defer payment of the employer plan balance held in the guaranteed interest option, less the contingent withdrawal charge, by paying out the balance in six installments over five years. During the deferred payout period, we credit the balances upon which we defer payment with the current interest rate declared for each year. We also continue to deduct the ongoing operations fee monthly from the balance during the deferred payout period.

When we impose the deferred payout provision, any trustee-directed employer plan benefits becoming due during the deferred payout period will not be paid from the employer plan balance in the guaranteed interest option. If, however, sufficient funds are available, the benefits would be paid from the new funding vehicle for the trustee-directed employer plan.

Participant-directed employer plans are not subject to the deferred payout provision.

26  DISTRIBUTIONS

ILLUSTRATION OF DEFERRED PAYOUT PROVISION

Transaction Date                       End of Year 1                 End of Year 2                 End of Year 3
-------------------------------------------------------------------------------------------------------------------------
  guaranteed interest option   Balance 1                     Balance 2                     Balance 3
  Plan Assets                  +  Interest                   +  Interest                   +  Interest
- Withdrawal Charge            - Operations Fee              - Operations Fee              - Operations Fee
-----------------              --------------                --------------                --------------
Distribution Amount 1          Distribution Amount 2         Distribution Amount 3         Distribution Amount 4
Dist. Amt. 1                   Dist. Amt. 2                  Dist. Amt. 3                  Dist. Amt. 4
---------------  = 1st Payment --------------  = 2nd Payment --------------  = 3rd Payment --------------  = 4th Payment
      6                              5                             4                             3
Dist. Amount 1                 Dist. Amount 2                Dist. Amount 3                Dist. Amount 4
- 1st Payment                  -  2nd Payment                -  3rd Payment                -  4th Payment
---------------                --------------                --------------                --------------
     Balance 1   (right arrow)        Balance  (right arrow)        Balance  (right arrow)        Balance  (right arrow)

        End of Year 4           End of Year 5
-------------------------------------------------
Balance 4                     Balance 5
+  Interest                   +  Interest
- Operations Fee              - Operations Fee
--------------                --------------
Distribution Amount 5         Final Distribution
Dist. Amt. 5
--------------  = 5th Payment
      2
Dist. Amount 5
-  5th Payment
--------------
       Balance  (right arrow)

                                                              DISTRIBUTIONS  27

7. Optional participant recordkeeping services

--------------------------------------------------------------------------------

SERVICES PROVIDED. If you elected the participant recordkeeping services program ("PRS"), we:

..   establish an individual participant account for each participant covered by your plan based on data you provide;

..   receive and deposit contributions on behalf of participants to individual participant accounts;

..   maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant's proportionate values in the plan;

..   provide to you individual participant's reports reflecting the activity in the individual participant's proportionate interest in the plan; and

..   process transfers and distributions of the participant's portion of his or her share of the employer plan assets among the investment options as you instruct.

You are responsible for providing AXA Equitable with required information and for complying with our procedures relating to the PRS program. We will not be liable for errors in recordkeeping if the information you provide is not provided on a timely basis or is incorrect. The plan administrator retains full responsibility for the income tax withholding and reporting requirements including required notices to the plan participants, as set forth in the federal income tax rules and applicable Treasury Regulations.

INVESTMENT OPTIONS. You must include the guaranteed interest option in the investment options if you select PRS.

FEES. We charge an annual fee of $25 per active participant paid in twelve equal monthly installments of $2.08. We deduct the fee from the amounts attributable to each individual participant at the end of each month by means of a reduction of units or a cash withdrawal from the guaranteed interest option. We retain the right to change the fee upon 30 days' notice to the employer. See "Charges and expenses" later in this prospectus.

ENROLLMENT. Enrollment of your plan in PRS is no longer available.

28  OPTIONAL PARTICIPANT RECORDKEEPING SERVICES

8. Charges and expenses


--------------------------------------------------------------------------------

You will incur two general types of charges under RIA:

(1)Charges reflected as reductions in the unit values of the Funds which are recorded as expenses of the Fund. These charges apply to all amounts invested in RIA, including installment payout option payments.

(2)Charges stated as a defined percentage or fixed dollar amount and deducted by reducing the number of units in the appropriate Funds and the dollars in the guaranteed interest option.

We make no deduction from your contributions for sales expenses.


CONTINGENT WITHDRAWAL CHARGE
(Reduces the number of units)

We may impose a contingent withdrawal charge ("CWC") against withdrawals made from any of the Funds or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. The CWC is designed to recover the unamortized sales and promotion expenses and initial enrollment expenses incurred by us.

We will not apply a CWC against amounts withdrawn for the purpose of making benefit distribution payments unless such withdrawals are made (i) on or after the date of discontinuance of an employer plan's participation in RIA or
(ii) as a result of a full or partial termination, within the meaning of applicable Internal Revenue Service ("IRS") or court interpretations.

We will apply a CWC against amounts withdrawn for purposes of making benefit payments to participants who terminated employment either voluntarily or involuntarily, but only when such terminations are attributable to (i) the employer's merger with another company, (ii) the sale of the employer or
(iii) the bankruptcy of the employer which leads to the full or partial termination of the plan or the discontinuance of the employer plan's participation in RIA.

We do not apply a CWC on transfers between the investment options. However, we do apply a CWC to withdrawals from RIA for the purpose of transferring to another funding vehicle under the employer plan, unless an officer of AXA Equitable agrees, in writing, to waive this charge. We do not consider withdrawals from RIA for the purpose of paying plan expenses or the premium on a life insurance policy, including one held under the employer plan, to be in-service withdrawals or any other type of benefit distribution. These withdrawals are subject to the CWC.

The amount of any CWC is determined in accordance with the rate schedule set forth below. We include outstanding loan balances in the plan's assets for purposes of assessing the CWC.



-------------------------------------------------
  WITHDRAWAL IN
PARTICIPATION YEARS  CONTINGENT WITHDRAWAL CHARGE
-------------------------------------------------
      1 or 2            6% of Amount Withdrawn
      3 or 4                      5%
      5 or 6                      4%
      7 or 8                      3%
        9                         2%
   10 and later                   0%
-------------------------------------------------



Benefit distribution payments are those payments that become payable with respect to participants under the terms of the employer plan as follows:

1. as the result of the retirement, death or disability of a participant;

2. as the result of a participant's separation from service as defined under
   Section 402(d)(4)(A) of the Code;

3. in connection with a loan transaction, if the loan is repaid in accordance with its terms;

4. as a minimum distribution pursuant to Section 401(a)(9) of the Code;

5. as a hardship withdrawal pursuant to Section 401(k) of the Code;

6. pursuant to a qualified domestic relations order ("QDRO") under
   Section 414(p) of the Code, but only if the QDRO specifically requires that the plan administrator withdraw amounts for payment to an alternate payee;

7. as a result of an in-service withdrawal attributable to the after-tax contributions of a participant; or

8. as a result of an in-service withdrawal from a profit-sharing plan after meeting a minimum number of years of service and/or participation in the plan, and the attainment of a minimum age specified in the plan.

Prior to any withdrawal from RIA for benefit distribution purposes, AXA Equitable reserves the right to receive from the employer and/or trustees of the plan, evidence satisfactory to it that such benefit distribution conforms to at least one of the types mentioned above.

ANNUITY ADMINISTRATIVE CHARGE

If a participant elects an annuity payout option, we deduct a $175 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment.

LOAN FEE

We charge a loan fee in an amount equal to 1% of the amount withdrawn as loan principal on the date the plan loan is made.

ONGOING OPERATIONS FEE
(Reduces the number of units)

The ongoing operations fee is based on the combined net balances (including any outstanding loan balance) of an employer plan in the investment options at the close of business on the last business day of each month. The amount of the ongoing operations fee is determined under the rate schedule that applies to the employer plan. Unless you make other arrangements, we deduct the charge from employer plan balances at the close of business on the last business day of the following month.

Set forth below is the rate schedule for employer plans which adopted RIA after February 9, 1986. Information concerning the rate schedule


                                                       CHARGES AND EXPENSES  29
for employer plans that adopted RIA on or before February 9, 1986 is included in the SAI under "Additional information about RIA."



------------------------------------
  COMBINED BALANCE
OF INVESTMENT OPTIONS  MONTHLY RATE
------------------------------------
  First $ 150,000      1/12 of 1.25%
  Next $ 350,000       1/12 of 1.00%
  Next $ 500,000       1/12 of 0.75%
  Next $1,500,000      1/12 of 0.50%
  Over $2,500,000      1/12 of 0.25%
------------------------------------



The ongoing operations fee is designed to cover such expenses as contract underwriting and issuance for employer plans, employer plan-level recordkeeping, processing transactions and benefit distributions, administratively maintaining the investment options, commissions, promotion of RIA, administrative costs (including certain enrollment and other servicing costs), systems development, legal and technical support, product and financial planning and part of our general overhead expenses. Administrative costs and overhead expenses include such items as salaries, rent, postage, telephone, travel, office equipment and stationery, and legal, actuarial and accounting fees.

ADMINISTRATIVE CHARGE FOR CERTAIN OF THE FUNDS OF SEPARATE ACCOUNT NO. 66 (Reflected in the unit values)

We make a daily charge at an annual rate of 0.05% of the assets invested in certain of the Funds of Separate Account No. 66 as indicated under the "Fee Table" earlier in this prospectus. The charge is designed to reimburse us for our costs in providing administrative services in connection with the contracts.


INVESTMENT MANAGEMENT AND ACCOUNTING FEES

(Reflected in the unit values)

The computation of unit values for the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees we charge for investment management and accounting. The investment management and accounting fee covers AllianceBernstein's investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2011. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2012.


DIRECT OPERATING AND OTHER EXPENSES

(Reflected in the unit values)

In addition to the investment management and accounting fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain expenses related to the ongoing operations of the Funds.

PARTICIPANT RECORDKEEPING SERVICES CHARGE

The PRS is an optional service. If you elected this service, we charge a per participant annual fee of $25. We deduct this fee on a monthly basis at the rate of $2.08 per participant. We determine the amount of the fee for an employer plan at the close of business on the last business day of each month based on the number of participants enrolled with us at that time. Unless you make other arrangements, we deduct this fee from the balances attributable to each participant in the investment options at the close of business on the last business day of the following month. The PRS fee covers expenses incurred for establishing and maintaining individual records, issuing statements and reports for individual employees and employer plans, and processing individual transactions and benefit distributions. We are not responsible for reconciling participants' individual account balances with the entire amount of the employer plan where we do not maintain individual account balances.


OTHER BILLING ARRANGEMENTS

The ongoing operations and participant recordkeeping services fees can be paid by a direct billing arrangement we have with the employer subject to a written agreement between AXA Equitable and the employer.


ANNUAL PORTFOLIO OPERATING EXPENSES
(Indirect expenses borne by the Funds)

The Funds that invest in portfolios of the Trusts are indirectly subject to investment advisory and other expenses charged against assets of their corresponding portfolios. These expenses are described in the prospectuses for the Trusts.

PORTFOLIO OPERATING EXPENSES
(Deducted by the Trusts)

The Trusts deduct the following types of fees and expenses:

..   Investment management fees ranging from 0.25% to 0.95%.

..   12b-1 fees of 0.25% (see "More information" later in this prospectus).

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 1%.

30  CHARGES AND EXPENSES

GENERAL INFORMATION ON FEES AND CHARGES

We reserve the right (1) to change from time to time the charges and fees described in this prospectus upon prior notice to the employer and (2) to establish separate fee schedules for requested non-routine administrative services and for newly scheduled services not presently contemplated under the contracts.

                                                       CHARGES AND EXPENSES  31

9. Tax information


--------------------------------------------------------------------------------

In this section, we briefly outline current federal income tax rules relating to the adoption of the program, contributions to the program and distributions to participants under qualified retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code.

Employer retirement plans that may qualify for tax-favored treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

..   participation, vesting and funding;

..   nondiscrimination;

..   limits on contributions and benefits;

..   distributions;

..   penalties;

..   duties of fiduciaries;

..   prohibited transactions; and

..   withholding, reporting and disclosure.

IT IS THE RESPONSIBILITY OF THE EMPLOYER, PLAN TRUSTEE AND PLAN ADMINISTRATOR TO SATISFY THE REQUIREMENTS OF THE CODE AND ERISA.

This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations thereof. In addition, federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified retirement plans or the legality of fiduciary actions under ERISA. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

Certain tax advantages of tax-qualified retirement plans may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, or federal income tax and withholding rules for non-U.S. taxpayers, inheritance and other similar tax laws). Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase. This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person's plan or contract may vary depending on the facts applicable to that person.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.


CIVIL UNIONS

The determination of spousal status is made under applicable state law. Certain states provide that for purposes of insurance laws, policies, eligibility and benefits, a spouse in a civil union and a spouse in a marriage are to be treated identically. Such laws typically provide that a party to a civil union shall be included in any definition or use of the terms "spouse," "family," "immediate family," "dependent," "next of kin," and other terms descriptive of spousal relationships as those terms are used throughout state law. This includes the terms "marriage" or "married" or variations thereon. While civil union spouses are afforded the same rights as married spouses under state law and while an employer's plan may provide for certain benefits, tax-related advantages are derived from federal tax law. State law does not and cannot alter federal law. The federal Defense of Marriage Act excludes civil unions and civil union partners from the meaning of the word "marriage" or "spouse" in all federal laws. Therefore, a civil union spouse does not qualify for the same tax advantages provided to a married spouse under federal law, including the tax benefits afforded to the surviving spouse of an owner of an annuity contract or any rights under specified tax-favored savings or retirement plans or arrangements.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with retirement plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, one should consider the annuity's features and benefits, such as the selection of investment funds and guaranteed interest option and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you select.

32  TAX INFORMATION

IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.


AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.


CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan complies with that subsection and its regulations, and if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be severally liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. The plan participant can make and is responsible for the results of his or her own investment decisions.

Plans that comply with Section 404(c) must provide, among other things, a broad range of investment choices to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance by the plan sponsor with the
Section 404(c) and its regulation is completely voluntary.

The RIA Program provides employer plans with the broad range of investment choices and information needed to meet the requirements of Section 404(c) and its regulation. If it is the intention of the plan's sponsor to meet the requirement of Section 404(c), it is the plan's sponsor's responsibility to comply with the requirements of the regulation. AXA Equitable and its agents shall not be responsible if a plan fails to meet the requirements of
Section 404(c).

                                                            TAX INFORMATION  33

10. More information


--------------------------------------------------------------------------------

ABOUT CHANGES OR TERMINATIONS

AMENDMENTS. The contracts have been amended in the past and we and the trustee under the Master Trust Agreement may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

We may unilaterally amend or modify the contracts or the Master Retirement Trust without the consent of the employer or plan sponsor, as the case may be, in order to keep the contracts or the Master Retirement Trust in compliance with law.

TERMINATION. We can discontinue offering RIA at any time. Discontinuance of RIA would not affect annuities in the course of payment, but we would not accept further contributions. The employer may elect to maintain investment options balances with us to provide annuity benefits in accordance with the terms of the contracts. The employer may elect to discontinue the participation of the employer plan in RIA at any time upon advance written notice to us.

We may elect, upon written notice to the employer, to discontinue the participation of the employer plan in RIA if (1) the employer fails to comply with any terms of the Master Retirement Trust, (2) the employer fails to make the required minimum contributions, (3) as may be agreed upon in writing between AXA Equitable and the employer if the plan fails to maintain minimum amounts of Funds invested in RIA, or (4) the employer fails to comply with any representations and warranties made by the employer, trustees or employer plan to AXA Equitable in connection with the employer plan's participation in RIA.

At any time on or after the participation of the employer in RIA has been discontinued, we may withdraw the entire amount of the employer plan assets held in the investment options, and pay them to the trustee of the employer plan, subject to our right to defer payout of amounts held in the guaranteed interest option, less any applicable charges and fees and outstanding loan balances.

IRS DISQUALIFICATION

If your plan is found not to qualify under the Code, we can terminate your participation under RIA. In this event, we will withdraw the employer plan balances from the investment options, less applicable charges and fees and any outstanding loan balances, and pay the amounts to the trustees of the plan.

ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Funds for owners of our variable annuity contracts, including our group annuity contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations under the contracts is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in RIA.

We established the AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 1969, and AllianceBernstein Balanced Fund in 1979. We established Separate Account No. 66, which holds the other Funds offered under the contract, in 1997. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Because of exclusionary provisions, none of the Funds is subject to regulation under the Investment Company Act of 1940, as amended ("1940 Act"). The Trusts' shares are purchased by Separate Account No. 66.

ABOUT THE TRUSTS


AXA Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio. AXA Equitable Funds Management Group, LLC (AXA FMG) serves as the investment manager of the Trusts. As such, AXA FMG oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectuses for each Trust, which accompany this prospectus, or in their respective SAIs which are available upon request.


ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the contract, including those that apply to the guaranteed interest options, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also

34  MORE INFORMATION
available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

WHEN WE PAY PROCEEDS

Ordinarily we will apply proceeds to an annuity and make payments or withdrawals out of the investment options promptly after the date of the transaction. However, we can defer payments, apply proceeds to an annuity and process withdrawals from the Funds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We may also defer withdrawals from the plan in installments in order to protect the interests of the other contract holder in a Fund.

WHEN TRANSACTION REQUESTS ARE EFFECTIVE

Transaction requests may be made by the authorized person for the employer plan as shown on our records, in written or facsimile form acceptable to us and signed by the employer. All requests will be effective on the business day we receive a properly completed and signed written or facsimile request for a financial transaction at the RIA service office. Transaction requests received after the end of a business day will be processed the next business day.

We will honor your properly completed transaction requests received via facsimile only if we receive a properly completed transaction form. The request form must be signed by an individual who the plan trustees have previously authorized in writing. We are not responsible for determining the accuracy of a transmission and are not liable for any consequences, including but not limited to, investment losses and lost investment gains, resulting from a faulty or incomplete transmission. If your request form is not properly completed, we will contact you within 24 hours of our receipt of your facsimile.

We will use our best efforts to acknowledge receipt of a facsimile transmission, but our failure to acknowledge or a failure in your receipt of such acknowledgment will not invalidate your transaction request. If you do not receive acknowledgment of your facsimile within 24 hours, contact the RIA service office at the toll free 800 number.

VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the guaranteed interest option. We do, however, have the right to vote shares of the Trusts held by the Funds.


If a Trust holds a meeting of shareholders, we will vote shares of the portfolios of the Trusts allocated to the corresponding Funds in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter's interest in the Funds holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to each Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contractowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under RIA, or the distribution of group annuity contract interests under RIA.

FINANCIAL STATEMENTS

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-967-4560.

                                                           MORE INFORMATION  35

ABOUT THE TRUSTEE

As trustee, JPMorgan Chase Bank serves as a party to the group annuity contracts. It has no responsibility for the administration of RIA or for any distributions or duties under the group annuity contracts.

REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send the employer a report each quarter that shows transactions in the investment options during the quarter for the employer plan, the number of units in the Funds credited to the employer plan, the unit values and the balances in all of the investment options as of the end of the quarter. The employer automatically receives a confirmation notice following the processing of a financial investment option transaction.

The employer will also receive an annual report and a semiannual report containing financial statements of the Funds and a list of the Funds' or Trust's portfolio securities. As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and the SAI. You may obtain the omitted information by:
(1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's Web site at www.sec.gov.

ACCEPTANCE AND RESPONSIBILITIES

The employer or plan sponsor, as the case may be, was solely responsible for determining whether RIA is a suitable funding vehicle and entered into a participation or installation agreement with us.

Our duties and responsibilities are limited to those described in this prospectus. Except as explicitly set forth in the PRS program, we do not provide administrative services in connection with an employer plan. In addition, no financial professional or firm operated by a financial professional is authorized to solicit or agree to perform plan administrative services in his capacity as a financial professional. If an employer or trustee engages a financial professional to provide administrative support services to an employer plan, the employer or trustee engages that financial professional as its representative rather than AXA Equitable's. WE ARE NOT LIABLE TO ANY EMPLOYER, TRUSTEE OR EMPLOYER PLAN FOR ANY DAMAGES ARISING FROM OR IN CONNECTION WITH ANY PLAN ADMINISTRATION SERVICES PERFORMED OR AGREED TO BE PERFORMED BY A FINANCIAL PROFESSIONAL.

ABOUT REGISTERED UNITS

This prospectus relates to our offering of units of interest in the Funds that are registered under the 1933 Act. Financial data and other information contained in this prospectus may refer to such "registered units," as offered in the RIA program. We also offer units under RIA to retirement plans maintained by corporations or governmental entities (collectively, "corporate plans"). However, because of an exemption under the 1933 Act, these corporate plan units are not registered under the 1933 Act or covered by this prospectus.

ASSIGNMENT AND CREDITORS' CLAIMS

Employers and plan participants cannot assign, sell, alienate, discount or pledge as collateral for a loan or other obligation to any party the employer plan balances and rights under RIA, except to the extent allowed by law for a QDRO as that term is defined in the Code. (This reference to a loan does not apply to a loan under RIA.) Proceeds we pay under our contracts cannot be assigned or encumbered by the payee. We will pay all proceeds under our contracts free from the claims of creditors to the extent allowed by law.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Accounts 3, 4, 10 and
66. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable. AXA Advisors is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors is also a distributor for other AXA Equitable life and annuity products. As of July 9, 2003 the RIA contract is no longer offered as a funding vehicle to new employer plans; however, we continue to support existing RIA contracts, and new participants may continue to be enrolled under existing RIA plans.

AXA Equitable pays compensation to AXA Advisors based on contracts sold. AXA Equitable may also make additional payments to AXA Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to AXA Advisors are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 6.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional servicing the contract. The compensation paid by AXA Advisors varies among financial professionals. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

36  MORE INFORMATION

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

COMMISSIONS AND SERVICE FEES WE PAY

Financial professionals who assisted in establishing employer plans in RIA and who are providing necessary services (not including record-keeping services) are entitled to receive commissions and service fees from us as stated above. Such commissions and fees are not in addition to the fees and charges we describe in "Charges and expenses" earlier in this prospectus. Any service fees we pay to financial professionals are contingent upon their providing service satisfactory to us. While the charges and expenses that we receive from a RIA employer plan initially may be less than the commissions and service fees we pay to financial professionals, we expect that over time those charges and expenses we collect will be adequate to cover all of our expenses.

CERTAIN RETIREMENT PLANS THAT USE RIA MAY ALLOW EMPLOYER PLAN ASSETS TO BE USED IN PART TO BUY LIFE INSURANCE POLICIES RATHER THAN APPLYING ALL OF THE CONTRIBUTIONS TO RIA. Financial professionals will receive commissions on any such AXA Equitable insurance policies at standard rates. These commissions are subject to regulation by state law and are at rates higher than those applicable to commissions payable for placing an employer plan under RIA.

                                                           MORE INFORMATION  37

Appendix I: Condensed financial information

--------------------------------------------------------------------------------



These selected per unit data and ratios for the years ended December 31, 2002 through 2011 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under RIA, but not longer than ten years.


SEPARATE ACCOUNT NO. 10 -- POOLED (ALLIANCEBERNSTEIN BALANCED FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


---------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
--------------------------- -----------------------------------------------------------------------------------------
                              2011     2010     2009     2008     2007     2006     2005     2004     2003     2002
---------------------------------------------------------------------------------------------------------------------
Income*                       $6.27    $7.35    $5.86    $7.87    $7.46    $6.02    $4.71    $3.73    $3.38    $4.23

Expenses (Note B)             (1.31)   (1.17)   (0.91)   (1.22)   (1.70)   (1.72)   (1.35)   (1.11)   (0.97)   (1.01)
--------------------------- -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net investment income*         4.96     6.18     4.95     6.65     5.76     4.30     3.36     2.62     2.41     3.22

Net realized and
  unrealized gain (loss)
  on investments*
  (Note C)                    (6.02)   13.61    33.18   (71.10)    4.91    15.38     8.19    11.77    22.05   (15.74)
--------------------------- -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net increase (decrease) in
  unit value*                 (1.06)   19.79    38.13   (64.45)   10.67    19.68    11.55    14.39    24.46   (12.52)

AllianceBernstein
  Balanced Fund unit
  value
  (Note A):

Beginning of Period*         215.46   195.67   157.54   221.99   211.32   191.64   180.09   165.70   141.24   153.76
--------------------------- -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
End of Period*              $214.40  $215.46  $195.67  $157.54  $221.99  $211.32  $191.64  $180.09  $165.70  $141.24
=========================== =======  =======  =======  =======  =======  =======  =======  =======  =======  =======
Ratio of expenses to
  average net assets*
  (Note B)                     0.63%    0.60%    0.55%    0.63%    0.77%    0.87%    0.73%    0.65%    0.64%    0.69%

Ratio of net investment
  income to average net
  assets*                      2.25%    3.11%    2.92%    3.35%    2.63%    2.16%    1.84%    1.54%    1.61%    2.21%

Number of units
  outstanding at end of
  period                      1,416    2,056    2,661    3,500    4,677    5,618    6,805    7,241    7,314    8,071

Portfolio turnover rate
  (Note D)                       84%      83%      94%      61%     105%     146%     211%     283%     339%     288%
=========================== =======  =======  =======  =======  =======  =======  =======  =======  =======  =======

See Notes following tables.

    APPENDIX I: CONDENSED
I-1 FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 4 -- POOLED (ALLIANCEBERNSTEIN COMMON STOCK FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


-------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
------------------------- -----------------------------------------------------------------------------------------------
                            2011     2010     2009     2008      2007     2006     2005      2004      2003       2002
-------------------------------------------------------------------------------------------------------------------------
Income*                    $13.24   $14.68    $9.85     $5.33    $5.67    $5.26    $3.28     $2.89     $2.37      $2.07

Expenses (Note B)           (1.38)   (1.07)   (1.56)    (3.55)   (4.40)   (3.91)   (3.68)    (3.28)    (2.63)     (2.68)
------------------------- -------  -------  -------  --------  -------  -------  -------   -------   -------   --------
Net investment income
  (loss)*                   11.86    13.61     8.29      1.78     1.27     1.35    (0.40)    (0.39)    (0.26)     (0.61)

Net realized and
  unrealized gain (loss)
  on investments*
  (Note C)                  17.85   111.36   189.22   (372.58)  103.15    (5.90)   85.09     93.23    159.34    (167.05)
------------------------- -------  -------  -------  --------  -------  -------  -------   -------   -------   --------
Net increase (decrease)
  in unit value*            29.71   124.97   197.51   (370.80)  104.42    (4.55)   84.69     92.84    159.08    (167.66)

AllianceBernstein
  Common Stock Fund
  unit value (Note A):

Beginning of Period*       831.98   707.01   509.50    880.30   775.88   780.43   695.74    602.90    443.82     611.48
------------------------- -------  -------  -------  --------  -------  -------  -------   -------   -------   --------
End of Period*            $861.69  $831.98  $707.01  $ 509.50  $880.30  $775.88  $780.43   $695.74   $602.90   $ 443.82
========================= =======  =======  =======  ========  =======  =======  =======   =======   =======   ========
Ratio of expenses to
  average net assets*
  (Note B)                   0.16%    0.15%    0.27%     0.51%    0.53%    0.52%    0.52%     0.51%     0.52%      0.52%

Ratio of net investment
  income (loss) to
  average net assets*        1.37%    1.89%    1.43%     0.25%    0.15%    0.17%   (0.06)%   (0.06)%   (0.05)%    (0.12)%

Number of units
  outstanding at end of
  period                      780      921    1,449     1,543    1,664    2,058    2,499     2,912     3,370      4,305

Portfolio turnover rate
  (Note D)                     19%      30%     118%      106%      60%      55%      49%       60%       51%        39%
========================= =======  =======  =======  ========  =======  =======  =======   =======   =======   ========

See Notes following tables.

                                                      APPENDIX I: CONDENSED
                                                      FINANCIAL INFORMATION  I-2

SEPARATE ACCOUNT NO. 3 -- POOLED (ALLIANCEBERNSTEIN MID CAP GROWTH FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


--------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
----------------------------- --------------------------------------------------------------------------------------------------
                                2011     2010     2009       2008      2007      2006      2005      2004      2003      2002
--------------------------------------------------------------------------------------------------------------------------------
Income*                         $2.94    $4.03    $1.11      $0.48     $0.61     $1.06     $0.26     $0.29     $0.42     $0.36

Expenses (Note B)               (1.89)   (1.36)   (1.38)     (1.37)    (1.55)    (1.49)    (1.34)    (1.20)    (0.87)    (0.83)
----------------------------- -------  -------  -------   --------   -------   -------   -------   -------   -------   -------
Net investment income
  (loss)*                        1.05     2.67    (0.27)     (0.89)    (0.94)    (0.43)    (1.08)    (0.91)    (0.45)    (0.47)

Net realized and unrealized
  gain (loss) on
  investments* (Note C)          7.55    81.33    79.09    (132.73)    33.86      4.67     18.50     41.19     82.91    (49.78)
----------------------------- -------  -------  -------   --------   -------   -------   -------   -------   -------   -------
Net increase (decrease) in
  unit value*                    8.60    84.00    78.82    (133.62)    32.92      4.24     17.42     40.28     82.46    (50.25)

AllianceBernstein Mid Cap
  Growth Fund unit value
  (Note A):

Beginning of Period*           326.96   242.96   164.14     297.76    264.84    260.60    243.18    202.90    120.44    170.69
----------------------------- -------  -------  -------   --------   -------   -------   -------   -------   -------   -------
End of Period*                $335.56  $326.96  $242.96   $ 164.14   $297.76   $264.84   $260.60   $243.18   $202.90   $120.44
============================= =======  =======  =======   ========   =======   =======   =======   =======   =======   =======
Ratio of expenses to average
  net assets* (Note B)           0.58%    0.52%    0.72%      0.58%     0.54%     0.57%     0.57%     0.56%     0.56%     0.60%

Ratio of net investment
  income (loss) to average
  net assets*                    0.30%    1.00%   (0.14)%    (0.37)%   (0.32)%   (0.17)%   (0.46)%   (0.42)%   (0.28)%   (0.34)%

Number of units outstanding
  at end of period              1,042    1,773    1,954      2,130     2,370     3,016     3,819     4,086     4,858     4,909

Portfolio turnover rate
  (Note D)                        137%     151%     217%       129%      111%      120%      102%      134%      113%      161%
============================= =======  =======  =======   ========   =======   =======   =======   =======   =======   =======

See Notes following tables.

    APPENDIX I: CONDENSED
I-3 FINANCIAL INFORMATION

Notes:
A. The values for a registered AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund unit on January 23, 1985, April 8, 1985 and July 7, 1986, the first date on which payments were allocated to purchase registered units in each Fund, were $28.07, $84.15 and $44.82, respectively.
B. Certain expenses under RIA are borne directly by employer plans participating in RIA. Accordingly, those charges and fees discussed in "Charges and expenses" earlier in this prospectus, are not included above and did not affect the Fund unit values. Those charges and fees are recovered by AXA Equitable through an appropriate reduction in the number of units credited to each employer plan participating in the Fund unless the charges and fees are billed directly to and paid by the employer. The dollar amount recovered is included under the caption "From Contractowner Transactions" as administrative fees and asset management fees in the Statement of Changes in Net Assets for each Fund, which appear in the Financial Statements in the SAI.
   As of June 1, 1994, the annual investment management and financial accounting fee is deducted from the assets of the AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund and is reflected in the computation of their unit values.

C. See Note 2 to Financial Statements of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled) which appear in the SAI.
D. The portfolio turnover rate excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. The rate stated is the annual turnover rate for the entire Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled).
E. Income, expenses, gains and losses shown above pertain only to employer plans' accumulations attributable to RIA registered units. Other plans and trusts also participate in Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and may have operating results and other supplementary data different from those shown above.
* Amounts shown for the years ended December 31, 2010, 2009 and 2008 have been revised to include a security and related dividends from a class action settlement that had inadvertently not been recorded. See Note 9 to the December 31, 2011 financial statements of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 contained in the SAI.


                                                      APPENDIX I: CONDENSED
                                                      FINANCIAL INFORMATION  I-4

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING


----------------------------------------------------------------------------------------------------------------
                                  2002    2003    2004    2005    2006    2007    2008    2009    2010    2011
----------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE BERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 96.68 $136.53 $155.93 $174.22 $190.26 $222.47 $123.37 $167.72 $223.93 $222.92
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       593     365     373      99      61      74      71      96     125     123
----------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $125.65 $164.81 $182.26 $187.64 $226.87 $229.55 $145.63 $189.73 $213.04 $206.42
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       228     192     122     336      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 64.92 $ 83.07 $ 86.05 $ 93.56 $ 98.46 $110.41 $ 60.48 $ 79.16 $ 89.07 $ 89.31
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------
   Unit Value                    $ 82.36 $108.30 $120.11 $127.38 $142.74 $145.10 $ 87.55 $115.09 $133.27 $138.61
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       445     320     178     192      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $214.26 $274.41 $303.09 $317.06 $365.64 $384.52 $241.50 $304.57 $349.06 $355.04
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     2,322   1,595   1,365   1,333   1,190     726     563     481     451     160
----------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 93.97 $123.22 $136.17 $150.75 $164.80 $187.95 $112.22 $143.43 $165.32 $155.08
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $116.49 $181.64 $224.66 $298.30 $408.83 $580.61 $247.64 $371.61 $414.17 $363.17
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       158      66      63      86      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $172.44 $176.49 $180.27 $182.87 $188.96 $202.34 $210.03 $205.66 $214.77 $226.59
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 69.94 $ 92.75 $105.37 $123.42 $147.17 $169.57 $ 93.51 $126.55 $138.22 $114.82
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       296     293      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 90.42 $122.39 $144.93 $167.42 $207.19 $231.96 $114.54 $145.86 $153.78 $135.29
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     3,854   4,074   3,017   2,750   2,372   1,578   1,116   1,136     645     323
----------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 78.10 $ 99.99 $121.64 $134.82 $169.44 $186.71 $106.43 $138.63 $147.04 $123.27
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       605     430     129     473      72      71      19      18      18      18
----------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 90.40 $114.64 $127.11 $132.10 $159.01 $157.09 $ 94.61 $125.18 $140.60 $133.25
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       487     472     468     464     412     407      40      40      39      39
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 68.77 $ 83.93 $ 93.50 $100.22 $113.19 $117.59 $ 73.61 $ 93.12 $106.33 $101.82
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       466     415     410     404     108     107      --      --      --      --
----------------------------------------------------------------------------------------------------------------


    APPENDIX I: CONDENSED
I-5 FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING (CONTINUED)


----------------------------------------------------------------------------------------------------------------
                                  2002    2003    2004    2005    2006    2007    2008    2009    2010    2011
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 48.57 $ 59.84 $ 64.86 $ 74.54 $ 74.14 $ 84.50 $ 53.85 $ 73.35 $ 85.05 $ 87.06
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     1,226     480     622     710     796     787     831     889      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 75.21 $ 97.26 $109.53 $119.42 $128.71 $148.82 $ 91.92 $123.96 $141.87 $136.68
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     1,328   1,340   1,478     365   1,469   1,608   1,683   1,870      65      64
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 84.97 $109.39 $124.10 $130.84 $158.83 $151.76 $ 86.50 $104.33 $117.79 $112.13
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       158     157     109     111      --   1,498     940     990     437     272
----------------------------------------------------------------------------------------------------------------
 EQ/MIDCAP INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 70.90 $101.82 $118.14 $125.66 $140.14 $151.40 $ 76.78 $104.63 $131.57 $128.40
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       496      87      --     334      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/MIDCAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 99.75 $132.94 $156.66 $174.40 $196.16 $193.03 $116.66 $158.48 $194.08 $175.78
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       547     405     419     657       8       8       8       8       8       7
----------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------
   Unit value                    $148.67 $149.82 $151.28 $155.57 $162.84 $170.86 $174.81 $175.24 $175.32 $175.23
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     4,189     223     141     140   2,598   2,215     136     135     133      14
----------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                    $185.72 $192.69 $200.31 $204.72 $212.99 $223.10 $208.88 $221.89 $236.13 $239.46
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     1,262   1,014   1,176   1,319     334     330     108      92      91      90
----------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------------
   Unit value                         --      --      --      --      -- $ 10.04 $  5.81 $  8.28 $  9.64 $  9.45
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --     136     134     133     132     130
----------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 58.87 $ 81.36 $487.09 $ 90.54 $ 95.85 $106.71 $ 77.26 $108.39 $127.13 $119.67
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        59      80     100      --      --      --      --      --      --       2
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------------
   Unit value                    $141.56 $173.86 $189.31 $195.49 $215.33 $222.53 $170.57 $187.39 $200.21 $210.78
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       156     143     158      22      14      14      14      14      14      14
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------------
   Unit value                    $117.08 $160.84 $188.35 $197.17 $228.94 $206.41 $128.25 $162.14 $201.87 $183.67
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       262      62       7     211       6       6       6       6       6       6
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------
   Unit value                         --      -- $109.49 $121.82 $130.71 $154.53 $ 81.78 $129.57 $152.51 $145.17
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --     367     437     486     586     558     636      64      --
----------------------------------------------------------------------------------------------------------------




                                                      APPENDIX I: CONDENSED
                                                      FINANCIAL INFORMATION  I-6

Statement of additional information
Table of contents

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                           PAGE
Who is AXA Equitable?                                                          2
FUND INFORMATION                                                               2
General                                                                        2
Restrictions and requirements of the AllianceBernstein Balanced,
  AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth
  Funds                                                                        2
Certain investments of the AllianceBernstein Mid Cap Growth and/or
  AllianceBernstein Balanced Funds                                             2
Portfolio holdings policy for the Pooled Separate Accounts                     3
Brokerage fees and charges for securities transactions                         4
ADDITIONAL INFORMATION ABOUT RIA                                               5
Loan provisions                                                                6
Annuity benefits                                                               6
Amount of fixed-annuity payments                                               6
Ongoing operations fee                                                         6
MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON
  STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE           7
Funds                                                                          7
Portfolio managers' information (AllianceBernstein Balanced Fund,
  AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap
  Growth Fund                                                                  7
Investment professional conflict of interest disclosure                       11
Portfolio manager compensation                                                11
Distribution of the contracts                                                 12
Custodian and independent registered public accounting firm                   12
AXA Equitable                                                                 13
  Directors                                                                   13
  Directors -- Officers                                                       16
  Other Officers                                                              17
Separate Account Units of Interest Under Group Annuity Contracts              23
FINANCIAL STATEMENTS INDEX                                                    24
Financial statements                                                       FSA-1


SEND THIS REQUEST FORM TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: AXA Equitable -- RIA Service Office
   P.O. Box 8095
   Boston, MA 02266-8095


-----------------------------------------------------------------------------------
Please send me a Retirement Investment Account(R) SAI for May 1, 2012.
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Retirement Investment Account(R)

STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2012

--------------------------------------------



This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for our Retirement Investment Account(R) ("RIA"), dated May 1, 2012 ("prospectus"), and any supplements.


Terms defined in the prospectus have the same meaning in the SAI unless the context otherwise requires.

You can obtain a copy of the prospectus, and any supplements to the prospectus, from us free of charge by writing or calling the RIA service office listed on the back of this SAI, or by contacting your financial professional. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104 and our telephone number is (212) 554-1234.


       TABLE OF CONTENTS
       Who is AXA Equitable?                                            2
       FUND INFORMATION                                                 2
       General                                                          2
       Restrictions and requirements of the AllianceBernstein
         Balanced, AllianceBernstein Common Stock and
         AllianceBernstein Mid Cap Growth Funds                         2
       Certain investments of the AllianceBernstein Mid Cap
         Growth and/or AllianceBernstein Balanced Funds                 2
       Portfolio holdings policy for the Pooled Separate Accounts       3
       Brokerage fees and charges for securities transactions           4
       ADDITIONAL INFORMATION ABOUT RIA                                 5
       Loan provisions                                                  5
       Annuity benefits                                                 6
       Amount of fixed-annuity payments                                 6
       Ongoing operations fee                                           6
       MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED,
         ALLIANCEBERNSTEIN COMMON STOCK AND
         ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND
         AXA EQUITABLE                                                  7
       Funds                                                            7
       Portfolio managers' information (AllianceBernstein Balanced
         Fund, AllianceBernstein Common Stock Fund and
         AllianceBernstein Mid Cap Growth Fund)                         7
       Investment professional conflict of interest disclosure         11
       Portfolio manager compensation                                  11
       Distribution of the contracts                                   12
       Custodian and independent registered public accounting firm     12
       AXA Equitable                                                   13
         Directors                                                     13
         Officers -- Directors                                         15
         Other Officers                                                15
       Separate Accounts Units of Interest Under Group Annuity
         Contracts                                                     18
       FINANCIAL STATEMENTS INDEX                                      19
       Financial statements                                         FSA-1



             Copyright 2012. AXA Equitable Life Insurance Company

            1290 Avenue of the Americas, New York, New York 10104.
 All rights reserved. Retirement Investment Account(R) is a registered service mark of The AXA Equitable Life Insurance Company.





SAI 4ACS (5/11)

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA SA ("AXA") holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly, through its wholly-owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly-owned subsidiary holding company, AXA Holdings Belgium SA.

FUND INFORMATION

GENERAL

In our prospectus we discuss in more detail, among other things, the structure of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, their investment objectives and policies, including the types of portfolio securities that they may hold and levels of investment risks that may be involved, and investment management. We also summarize certain of these matters with respect to the Investment Funds and their corresponding portfolios. See "Investment options" in the prospectus.

Here we will discuss special restrictions, requirements and transaction expenses that apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and determination of the value of units for all Funds, including some historical information. You can find information about the investment objectives and policies, as well as restrictions, requirements and risks pertaining to the corresponding AXA Premier VIP Trust or EQ Advisors Trust portfolio in which the Investment Funds invest in the prospectus and SAI for each Trust.

RESTRICTIONS AND REQUIREMENTS OF THE ALLIANCEBERNSTEIN BALANCED,
ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS

Neither the AllianceBernstein Common Stock Fund nor the Alliance-Bernstein Balanced Fund will make an investment in an industry if that investment would cause either Fund's holding in that industry to exceed 25% of either Fund's assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Balanced Fund and AllianceBernstein Common Stock Fund will not purchase or write puts or calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. None of these Funds will:

..   trade in foreign exchanges (however, the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio);

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ which is now a national stock market exchange;

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held as long as they are in short position;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of a registered investment company's outstanding voting securities. The Fund's total holdings of registered investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable (The AllianceBernstein Common Stock Fund will not invest in restricted securities).

CERTAIN INVESTMENTS OF THE ALLIANCEBERNSTEIN MID CAP GROWTH AND/OR ALLIANCEBERNSTEIN BALANCED FUNDS

The following are brief descriptions of certain types of investments which may be made by the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds and certain risks and investment techniques.

MORTGAGE-RELATED SECURITIES. The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and nonagency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.


COLLATERALIZED MORTGAGE OBLIGATIONS. The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-through securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

ASSET-BACKED SECURITIES. The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

NON-US DEBT. The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

ZERO COUPON BONDS. The AllianceBernstein Balanced Fund may invest in zero coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

REPURCHASE AGREEMENTS. Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investment may be made in repurchase agreements pertaining to the marketable obligations, or marketable obligations guaranteed by the United States Government, its agencies or instrumentalities.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund usually is unable to accurately predict the rate at which prepayments will be made, which rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund engages in when-issued or delayed delivery transactions, the Fund relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

FOREIGN CURRENCY FORWARD CONTRACTS. The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the "Separate Accounts") to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 15 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient to maintain the confidentiality of the information including an obligation not to trade on non-public information. Neither AXA Equitable nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. Our investment officers will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

BROKERAGE FEES AND CHARGES FOR SECURITIES TRANSACTIONS


We discuss in the prospectus that AllianceBernstein is the investment manager of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. Subject to the broad supervisory authority of the committee, AllianceBernstein invests and reinvests the assets of these Funds in a manner consistent with the policies described in the prospectus. AllianceBernstein also performs portfolio selection and transaction services, including arranging the execution of portfolio transactions. AllianceBernstein is also an adviser for certain portfolios in EQ Advisors Trust and AXA Premier VIP Trust. Information on brokerage fees and charges for securities transactions for the Trusts' portfolios is provided in the prospectus for each Trust.


The AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are charged for securities brokers commissions, transfer taxes and other fees and expenses relating to their operation. Transactions in equity securities for a Fund are executed primarily through brokers which receive a commission paid by the Fund. Brokers are selected by AllianceBernstein. AllianceBernstein seeks to obtain the best price and execution of all orders placed for the portfolio of the Funds, considering all the circumstances. If transactions are executed in the over-the-counter market AllianceBernstein will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by Alliance-Bernstein. Although these concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds, they are effected only when it is believed that to do so is in the best interest of the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the accounts or clients in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as "low touch" trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

We try to choose only brokers which we believe will obtain the best prices and executions on securities transactions. Subject to this general requirement, we also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors we use in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability and professional stature.

The receipt of research services from brokers tends to reduce our expenses in managing the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We take this into account when setting the expense charges. Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we will select only brokers whose commissions we believe are reasonable in all the circumstances.

We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. Generally, we do not tell brokers that we will try to allocate a particular amount of business to them. We do occasionally let brokers know how their performance has been evaluated.

Research information that we obtain may be used in servicing all clients or accounts under our management, including our general account. Similarly, we will not necessarily use all research provided by a broker or dealer with which the Funds transact business in connection with those Funds.

Transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for clients or accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.


For the years ended December 31, 2011, 2010 and 2009, total brokerage commissions for Separate Account No. 10 -- Pooled were $10,568, $14,764, and $18,835, respectively; for Separate Account No. 4 -- Pooled were $813, $4,537, and $39,453, respectively; for Separate Account No. 3 -- Pooled were $30,343, $32,947, and $47,190, respectively. For the fiscal year ended December 31, 2011, commissions of $4,419, $0 and $20,861 were paid to brokers providing research services to Separate Account No. 10 -- Pooled, Separate Account No. 4 -- Pooled and Separate Account No. 3 -- Pooled, respectively, on portfolio transactions of $68,597,019, $34,018,380 and $71,089,275, respectively.


ADDITIONAL INFORMATION ABOUT RIA

LOAN PROVISIONS

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator's responsibility to administer the loan program.

The following are important features of the RIA loan provision:

..   We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Funds to the guaranteed interest option.

..   The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

..   Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

..   Upon repayment of a loan amount, any repayment of loan principal and loan reserve (see below) taken from one or more Funds for loan purposes may be moved back to a Fund.

..   We charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due. See "Charges and expenses" in the prospectus.


..   The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant. Subject to the maximum loan amount permitted by the employer's plan and the Code.


..   On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see "Charges and expenses" in the prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

..   The ongoing operations fee will apply to the sum of the investment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See "Charges and expenses" in the prospectus.

ANNUITY BENEFITS

Subject to the provisions of an employer plan, we have available under RIA the following forms of fixed annuities.

..   LIFE ANNUITY: An annuity which guarantees a lifetime income to the retired employee-participant ("annuitant") and ends with the last monthly payment before the annuitant's death. There is no death benefit associated with this annuity form and it provides the highest monthly amount of any of the guaranteed life annuity forms. If this form of annuity is selected, it is possible that only one payment will be made if the annuitant dies after that payment.

..   LIFE ANNUITY -- PERIOD CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies during a previously selected minimum payment period, continuation of payments to a designated beneficiary for the balance of the period. The minimum period is usually 5, 10, 15 or 20 years.

..   LIFE ANNUITY -- REFUND CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies before the initial single premium has been recovered, payments will continue to a designated beneficiary until the single premium has been recovered. If no beneficiary survives the annuitant, the refund will be paid in one lump sum to the estate.

..   PERIOD CERTAIN ANNUITY: Instead of guaranteed lifetime income, this annuity form provides for payments to the annuitant over a specified period, usually 5, 10, 15 or 20 years, with payments continuing to the designated beneficiary for the balance of the period if the annuitant dies before the period expires.

..   QUALIFIED JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant's death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, it is possible that only one payment will be made if both the annuitant and the spouse die after that payment.

All of the forms outlined above (with the exception of qualified joint and survivor life annuity) are available as either Single or Joint life annuities. We offer other forms not outlined here. Your financial professional can provide details.

AMOUNT OF FIXED-ANNUITY PAYMENTS

Our forms of a fixed annuity provide monthly payments of specified amounts. Fixed-annuity payments, once begun, will not change. The size of payments will depend on the form of annuity that is chosen, our annuity rate tables in effect when the first payment is made, and, in the case of a life income annuity, on the annuitant's age. The tables in our contracts show monthly payments for each $1,000 of proceeds applied under an annuity. If our annuity rates in effect on the annuitant's retirement date would yield a larger payment, those current rates will apply instead of the tables. Our annuity rate tables are designed to determine the amounts required for the annuity benefits elected and for administrative and investment expenses and mortality and expense risks. Under our contracts we can change the annuity rate tables every five years. Such changes would not affect annuity payments being made.

ONGOING OPERATIONS FEE

We determine the ongoing operations fee based on the combined net balances of an employer plan in all the investment options (including any outstanding loan balances) at the close of business on the last business day of each month. For employer plans that adopted RIA on or before February 9, 1986, we use the rate schedule set forth below, and apply it to the employer plan balances at the close of business on the last business day of the following month. For employer plans that adopted RIA after February 9, 1986 we use the rate schedule set forth in the prospectus. See "Charges and expenses" in the prospectus.

                        ------------------------------------
                        COMBINED BALANCE          MONTHLY
                        OF INVESTMENT OPTIONS      RATE
                        ------------------------------------
                        First       $150,000   1/12 of 1.25%
                        Next        $350,000   1/12 of 1.00%
                        Next        $500,000   1/12 of 0.75%
                        Next      $1,500,000   1/12 of 0.50%
                        Over      $2,500,000   1/12 of 0.25%
                        ------------------------------------

MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE

FUNDS


In the Prospectus we give information about us, the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and how we, together with AllianceBernstein, provide investment management for the investments and operations of these Funds. See "More information" in the prospectus. The amounts of the investment management and financial accounting fees we received from employer plans participating through registered contracts in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 2011 were $1,516, $539 and $1,796, respectively; in 2010 were $2,252, $776 and $2,501, respectively; in 2009 were $2,333, $1,017 and $1,894, respectively.


PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN BALANCED FUND,
ALLIANCEBERNSTEIN COMMON STOCK FUND AND ALLIANCEBERNSTEIN MID CAP GROWTH FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.


------------------------------------------------------------------------------------------------------------------------------
                                         ALLIANCEBERNSTEIN BALANCED
                                        FUND, SEPARATE ACCOUNT NO. 10
                                                  ("FUND")
                                           ALLIANCEBERNSTEIN L.P.
                                                 ("ADVISER")
                                       INFORMATION AS OF DECEMBER 31,
                                                    2011
------------------------------------------------------------------------------------------------------------------------------
(A)(1) PORTFOLIO      (A)(2) FOR EACH PERSON IDENTIFIED IN COLUMN           (A)(3) FOR EACH OF THE CATEGORIES IN COLUMN
   MANAGER(S) OF THE     (A)(1), THE NUMBER OF OTHER ACCOUNTS OF THE           (A)(2), THE NUMBER OF ACCOUNTS AND THE
   ADVISER NAMED IN      ADVISER MANAGED BY THE PERSON WITHIN                  TOTAL ASSETS IN THE ACCOUNTS WITH
   THE PROSPECTUS        EACH CATEGORY BELOW AND THE TOTAL ASSETS              RESPECT TO WHICH THE ADVISORY FEE IS
                         IN THE ACCOUNTS MANAGED WITHIN EACH                   BASED ON THE PERFORMANCE OF THE
                         CATEGORY BELOW                                        ACCOUNT
                      --------------------------------------------------------------------------------------------------------
                        REGISTERED           OTHER POOLED                     REGISTERED        OTHER POOLED
                        INVESTMENT            INVESTMENT         OTHER        INVESTMENT         INVESTMENT         OTHER
                         COMPANIES             VEHICLES        ACCOUNTS        COMPANIES          VEHICLES        ACCOUNTS
                      --------------------------------------------------------------------------------------------------------
                       NUMBER        TOTAL   NUMBER  TOTAL   NUMBER  TOTAL   NUMBER     TOTAL   NUMBER  TOTAL   NUMBER  TOTAL
                         OF          ASSETS    OF    ASSETS    OF    ASSETS    OF       ASSETS    OF    ASSETS    OF    ASSETS
                      ACCOUNTS       ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)  ACCOUNTS    ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)
------------------------------------------------------------------------------------------------------------------------------
Alison Martier           53           9,590    42       190    65     6,026    --         --      --      --       1      137
------------------------------------------------------------------------------------------------------------------------------
Joshua Lisser            17          16,212    10       596    67    16,261    --         --      --      --      --       --
------------------------------------------------------------------------------------------------------------------------------
Greg Wilensky           105          10,841    61       218    68     6,102    --         --      --      --       1      137
------------------------------------------------------------------------------------------------------------------------------
Shawn Keegan             93          10,374    85    14,277   192    58,231    --         --      --      --       4    2,486
------------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-------------------------------------------------------------------------------------------
                                          $10,001- $50,001- $100,001- $500,001-  OVER
 PORTFOLIO MANAGER   NONE      $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-------------------------------------------------------------------------------------------
Alison Martier          X/(1)/
-------------------------------------------------------------------------------------------
Joshua Lisser           X
-------------------------------------------------------------------------------------------
Shawn Keegan            X
-------------------------------------------------------------------------------------------
Greg Wilensky           X
-------------------------------------------------------------------------------------------

(1)Alison Martier does not own any shares in the Fund. While there are no insurance products ownership to report, Ms. Martier participates in AXA Equitable Savings and Investment Plan and owns shares, pursuant to her prior employment at AXA, as follows:

   .  13,339.6006 shares in the AXA Target 2020.

JOSHUA LISSER, SHAWN KEEGAN AND GREG WILENSKY HAVE NO OWNERSHIP SHARES TO
REPORT.

AllianceBernstein Balanced Fund, Separate Account No. 10 ("Fund") is managed by the following team members:

Alison M. Martier -- Senior Vice President and Senior Portfolio Manager

Ms. Martier is a Senior Portfolio Manager and a member of the Rates & Currencies Research Review Team. She also serves as Director of the Fixed Income Senior Portfolio Manager Team. Prior to assuming her current role, Ms Martier served as Director of our US Core Fixed Income service from 2002 to 2007. She remains a member of the US Core Portfolio Management team.
Ms. Martier joined the firm in 1993 from Equitable Capital. She joined Equitable as a trader in 1979 and has been a portfolio manager since 1983. Ms. Martier holds a BA from Northwestern University and an MBA from New York University's Graduate School of Business Administration. CFA Charterholder.
Location: New York

Joshua B. Lisser -- Chief Investment Officer -- Structured Equities

Mr. Lisser is the CIO -- Structured Equities and is a member of the Blend Strategies team. He joined the firm in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining Alliance Capital, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies. Mr. Lisser received a BA from the State University of New York at Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University.
Location: New York

Dokyoung Lee -- Director of Research -- Blend Strategies

Mr. Lee was appointed Director of Research in June 2008, in addition to his responsibilities as senior portfolio manager, a position he has held since 2005. From 2001 to 2005, Mr. Lee served on the Japan Value Investment Policy Group as a senior portfolio manager and senior quantitative analyst. Mr. Lee joined AllianceBernstein in 1994 as a quantitative analyst working on the US Small Cap Value team, and was named a portfolio manager for Emerging Markets Value in 1997. Previously, Mr. Lee was a consultant with Andersen Consulting and KPMG Peat Marwick. He earned a BSE from Princeton University. CFA Charterholder. Location: London

Shawn Keegan -- Vice President and Portfolio Manager

Mr. Keegan is the credit specialist for AllianceBernstein's multi-sector strategies. He is a member of the firm's Credit Research Review Team as well as the Credit and US Core Fixed Income Portfolio Management Teams. He joined the firm in 1993 as a portfolio assistant. He spent a year at Aladdin Capital as a trader before joining the US Core Fixed Income Team in early 2001. He holds a BS in Finance from Siena College. Location: New York

Greg Wilensky -- Senior Vice President and Portfolio Manager --US Core and Absolute Return

Mr. Wilensky is a member of the US Core and Absolute Return teams and also manages US Inflation-Linked Securities portfolios. In addition, Mr. Wilensky has been responsible for the firm's stable value business since 1998. Prior to joining AllianceBernstein as a portfolio manager in 1996, Mr. Wilensky was a treasury manager in the corporate finance group at AT&T Corp. He earned a BS in Business Administration from Washington University and an MBA from the University of Chicago. Member of the New York Society of Security Analysts. CFA Charterholder. Location: New York

Seth Masters -- Chief Investment Officer -- Blend Strategies & Defined Contribution

Mr. Masters is CIO -- AllianceBernstein Blend Strategies & Defined Contribution, having reassumed the role of CIO Blend Strategies in February 2009. He had previously held the position from the inception of the firm's Blend services in 2002 through June 2008, guiding them from creation to leading forces in the style-blend space. Seth has throughout remained a member of the Blend investment team. In June 2008, Mr. Masters was appointed to head up the newly formed Defined Contribution business unit, and he will continue his oversight of our firm's services in this area. He is also responsible for overseeing research on liability-driven investing, portable alpha, and risk mitigation strategies. Mr. Masters serves on Alliance-Bernstein's Management Executive Committee, a group of key senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Between 1994 and 2002, Mr. Masters was Chief Investment Officer for Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering banks, insurance companies, and other financial firms. Over the years, Mr. Masters has published numerous articles, including "Is There a Better Way to Rebalance?," "Emerging Markets: Managing the Impact of High Costs," "After the Fall: The Case for Emerging Markets Revisited," and more recently "Is There a Better Way to Fix Benchmarks" and "The Future of Defined Contribution Pension Plans." Prior to AllianceBernstein, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He earned a BA from Princeton University and an MPhil in economics from Oxford University. Location: New York

Judith A. DeVivo -- Senior Portfolio Manager -- Index Strategies

Ms. DeVivo is a senior vice president and senior portfolio manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York

Rajen Jadav -- Vice President and Portfolio Manager

Mr. Jadav is currently a portfolio manager in the Global Fixed Income team. Prior to joining the team, he managed several tax-exempt money market funds in the Money Market group. Prior to joining the firm, Mr. Jadav was a fund accountant at Bankers Trust. Mr. Jadav holds a MA from New York University in Economics and a BS from SUNY at Stony Brook in Business Management and Economics. CFA Charterholder. Location: New York

Patrick Rudden -- Head -- Blend Strategies

Mr. Rudden was appointed Head -- Blend Strategies in 2009. Prior to this appointment, he was Head of Institutional Investment Solutions within the Blend team. In addition, for over eight years Mr. Rudden served as a Senior Portfolio Manager for our Value Equities services, having joined the firm in 2001.
Mr. Rudden has published numerous articles and research papers including, "What It Means to be a Value Investor", "An Integrated Approach to Asset Allocation" (with Seth Masters) and "Taking the Risk out of Defined Benefit Pension Plans:
The Lure of LDI" (with Drew Demakis). Previously, Mr. Rudden was a managing director and head of global equity research at BARRA RogersCasey, an investment-consulting firm. Mr. Rudden earned an MA from Oxford University and an MBA from Cornell University. He is a CFA charterholder. Location: London

Karen Watkin -- Portfolio Manager -- Index Strategies

Ms. Watkin is a vice president and portfolio manager for the Blend Strategies group. Prior to this appointment in June 2008 she was Manager of the Blend and Value Portfolio Management Group (PMG) in London from 2006. She joined the firm in 2003 as an Associate Portfolio Manager for the Value Equities business and in 2005 she joined the Blend Strategies group to set up the PMG in London to support the fast growing Blend business. Prior to joining AllianceBernstein
Ms. Watkin worked as a Management Consultant in the Capital Markets group of Accenture for 3 years where she focused on a number of strategic front-office initiatives at top tier investment banks. She holds a B.A. in Economics with European Study from Exeter University and is a CFA Charterholder. Location:
London


----------------------------------------------------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN COMMON STOCK FUND, SEPARATE ACCOUNT NO. 4 ("FUND")
                                                   ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                   INFORMATION AS OF DECEMBER 31, 2011
----------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio     (a)(2) For each person identified in column (a)(1), (a)(3) For each of the categories in column (a)(2),
   manager(s) of        the number of other accounts of the Adviser         the number of accounts and the total
   the Adviser          managed by the person within each category          assets in the accounts with respect to
   named in the         below and the total assets in the accounts          which the advisory fee is based on the
   prospectus           managed within each category below                  performance of the account
                     -------------------------------------------------------------------------------------------------------
                       Registered         Other Pooled                     Registered         Other Pooled
                       Investment          Investment         Other        Investment          Investment         Other
                        Companies           Vehicles        Accounts        Companies           Vehicles        Accounts
                     -------------------------------------------------------------------------------------------------------
                      Number      Total   Number  Total   Number  Total   Number      Total   Number  Total   Number  Total
                        of        Assets    of    Assets    of    Assets    of        Assets    of    Assets    of    Assets
                     Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
----------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo        17        16,161    10     596      67    16,261    --          --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
Judith A. DeVivo      X
--------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

Judith A. DeVivo -- Senior Vice President and Senior Portfolio Manager -- Blend Solutions

Ms. DeVivo is a Senior Vice President and Senior Portfolio Manager. Ms. DeVivo manages equity portfolios benchmarked to a variety of indices including the S&P 500, S&P Midcap, MSCI EAFE, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, Ms. DeVivo was head of portfolio administration for the firm. Location: New York

---------------------------------------------------------------------------------------------------------------------------
                                 ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 ("FUND")
                                                   ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                   INFORMATION AS OF DECEMBER 31, 2011
---------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio     (a)(2) For each person identified in column
   manager(s) of        (a)(1), the number of other accounts of         (a)(3) For each of the categories in column
   the Adviser          the Adviser managed by the person                  (a)(2), the number of accounts and the
   named in the         within each category below and the                 total assets in the accounts with respect
   prospectus           total assets in the accounts managed               to which the advisory fee is based on the
                        within each category below                         performance of the account
                     ------------------------------------------------------------------------------------------------------
                       Registered        Other Pooled                     Registered         Other Pooled
                       Investment         Investment         Other        Investment          Investment         Other
                        Companies          Vehicles        Accounts        Companies           Vehicles        Accounts
                     ------------------------------------------------------------------------------------------------------
                      Number     Total   Number  Total   Number  Total   Number      Total   Number  Total   Number  Total
                        of       Assets    of    Assets    of    Assets    of        Assets    of    Assets    of    Assets
                     Accounts    ($MM)  Accounts ($MM)  Accounts ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
---------------------------------------------------------------------------------------------------------------------------
John H. Fogarty         3         835      1       1       4      498      --          --      --      --      --      --
---------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-------------------------------------------------------------------------------------------
                                          $10,001- $50,001- $100,001- $500,001-  OVER
 PORTFOLIO MANAGER        NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-------------------------------------------------------------------------------------------
John H. Fogarty            X
-------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal research staff.

John H. Fogarty -- Senior Vice President , US Sector Head and Research Analyst

Mr. Fogarty joined the growth fundamental research team covering consumer stocks in 2007. He began his career at Alliance Capital in 1988 performing quantitative research while attending Columbia. Mr. Fogarty started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. He re-joined the firm in 2006 after spending nearly 3 years as a hedge fund manager at Dialectic Capital and Vardon Partners, respectively. Mr. Fogarty received his BA from Columbia University. CFA Charterholder.
Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/ length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under the AllianceBernstein's Incentive Compensation Awards Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable, and certain of AXA Equitable's separate accounts, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2011, 2010 and 2009. AXA Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts $529,410 in 2011, $576,147,169 in 2010 and $557,277,070 in
2009. Of these amounts, AXA Advisors retained $268,084,019, $364,376,758 and $306,063,542, respectively.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


JPMorgan Chase Bank, N.A. is the custodian for the shares of the Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.

The financial statements of each Separate Account at December 31, 2011 and for each of the two years in the period ended December 31, 2011, and the consolidated financial statements of AXA Equitable at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

AXA EQUITABLE

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.




 DIRECTORS



-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life and MONY America (since July
AXA                                    2004); Director of AXA Equitable (since September
25, Avenue Matignon                    1993); Chairman of the Board of AXA Financial
75008 Paris, France                    (since April 1998); Vice Chairman (February 1996
                                       to April 1998). Chairman and Chief Executive
                                       Officer of AXA since April 2010; prior thereto,
                                       Chairman of the Management Board (May 2000 to
                                       April 2010) and Chief Executive Officer of AXA
                                       (January 2000 to May 2002); Vice Chairman of
                                       AXA's Management Board (January 2000 to May
                                       2001). Director or officer of various
                                       subsidiaries and affiliates of the AXA Group.
                                       Director of AllianceBernstein Corpo-ration, the
                                       general partner of AllianceBernstein Holding and
                                       AllianceBernstein. A former Director of
                                       Donaldson, Lufkin and Jenrette ("DLJ") (July 1993
                                       to November 2000).
-----------------------------------------------------------------------------------------

Denis Duverne                          Director, MONY Life and MONY America (since July
AXA                                    2004); Director of AXA Equitable (since February
25, Avenue Matignon                    1998). Member of AXA's Board of Directors and
75008 Paris, France                    Deputy Chief Executive Officer (since April
                                       2010); prior thereto, Member of the AXA
                                       Management Board (February 2003 to April 2010)
                                       and Chief Financial Officer (May 2003 through
                                       December 2009), prior thereto, Executive Vice
                                       President, Finance, Control and Strategy, AXA
                                       (January 2000 to May 2003); prior thereto Senior
                                       Executive Vice President, International
                                       (US-UK-Benelux) AXA (January 1997 to January
                                       2000); Member of the AXA Executive Committee
                                       (since January 2000); Director, AXA Financial
                                       (since November 2003), AllianceBernstein (since
                                       February 1996) and various AXA affiliated
                                       companies. Former Director of DLJ (February 1997
                                       to November 2000).
-----------------------------------------------------------------------------------------

Ramon de Oliveira                      Director of AXA Financial, AXA Equitable, MONY
Investment Audit Practice, LLC         Life and MONY America since May 2011. Since April
70 South Fifth Street                  2010, Mr. de Oliveira has been a member of AXA's
Park Ridge, NJ 07656                   Board of Directors, where he serves on the
                                       Finance Committee (Chair) and Audit Committee,
                                       and from April 2009 to May 2010, he was a member
                                       AXA's Supervisory Board. He is currently the
                                       Managing Director of the consulting firm
                                       Investment Audit Prac-tice, LLC, based in New
                                       York, NY. From 2002 and 2006, Mr. de Oliveira was
                                       an adjunct professor of Finance at Columbia
                                       University. Prior thereto, starting in 1977, he
                                       spent 24 years at JP Morgan & Co. where he was
                                       Chairman and Chief Executive Officer of JP Morgan
                                       Investment Management and was also a member of
                                       the firm's Management Committee since its
                                       inception in 1995. Upon the merger with Chase
                                       Manhattan Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co. asked to join
                                       the Executive Committee of the new firm with
                                       operating responsibilities. Mr. de Oliveira is
                                       currently a member of the Board of Directors of
                                       Investment Audit Practice, LLC, the Kauffman
                                       Foun-dation, Fonds de Dotation du Louvre,
                                       Tattinger-Kobrand, Quilvest SA and The Red Cross.
                                       Previously he was a Director of JP Morgan Suisse,
                                       American Century Company, Inc., SunGard Data
                                       Systems and The Hartford Insurance Company.
-----------------------------------------------------------------------------------------

Andrew J. McMahon                      Director (since May 2011) and President (since
                                       January 2011), AXA Equitable and AXA Equitable
                                       Financial Services, LLC; prior thereto, Senior
                                       Executive Vice President and President, Financial
                                       Protection and Wealth Management (January 2010 to
                                       January 2011); Executive Vice President
                                       (September 2005 to January 2010); Senior Vice
                                       President (March 2005 to September 2005).
                                       Director (since May 2011), Senior Executive Vice
                                       President (since February 2011) and President,
                                       Financial Protection and Wealth Management (May
                                       2010 to January 2011), AXA Financial, Inc.; prior
                                       thereto, President [on an interim basis] (January
                                       2011 to February 2011). Director (since May 2011)
                                       and President (since January 2011), MONY Life and
                                       MONY America; prior thereto, Senior Executive
                                       Vice President and President, Financial
                                       Protection and Wealth Management (May 2010 to
                                       January 2011); Executive Vice President
                                       (September 2005 to May 2010); Director (since
                                       February 2008), Financial Marketing Agency, Inc.
                                       Director and Chief Financial Protection & Wealth
                                       Management Officer (since March 2010), AXA
                                       Distributors, LLC. Director (since March 2010)
                                       and Member of the Audit Committee (since June
                                       2010), U.S. Financial Life Insurance Company.
                                       Director (since February 2007, Chairman of the
                                       Board (since July 2007) and Chief Financial
                                       Protection & Wealth Management Officer (since
                                       March 2010), AXA Advisors, LLC. Director (since
                                       December 2005) and Chairman of the Board (since
                                       July 2007), AXA Network, LLC.
-----------------------------------------------------------------------------------------

 DIRECTORS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Danny L. Hale                          Director of AXA Financial, AXA Equitable, MONY
900 20th Avenue South, Unit 1411       Life and MONY America since May 2010. From
Nashville, TN 37212                    January 2003 to March 2008, served as Senior Vice
                                       President and Chief Financial Officer of The
                                       Allstate Corporation. Prior to joining The
                                       Allstate Corporation in January 2003, Executive
                                       Vice President and Chief Financial Officer of the
                                       Promus Hotel Corporation until its acquisition by
                                       the Hilton Hotels Group in 1999. Executive Vice
                                       President and Chief Financial Officer of USF&G
                                       Corporation from 1993 to 1998.
-----------------------------------------------------------------------------------------

Richard C. Vaughan                     Director of AXA Financial, AXA Equitable, MONY
764 Lynnmore Lane                      Life and MONY America since May 2010. Executive
Naples, FL 34108                       Vice President and Chief Financial Officer of
                                       Lincoln Financial Group (1995 to May 2005); prior
                                       thereto, Chief Financial Officer (June 1992 to
                                       1995); Senior Vice President and Chief Financial
                                       Officer of Employee Benefits Division (July 1990
                                       to 1995). Member of the Board of Directors of
                                       MBIA Inc, serving on the Audit Committee (Chair),
                                       Compensation and Governance Committee and
                                       Executive Committee.
-----------------------------------------------------------------------------------------

Charlynn Goins                         Director of AXA Financial, Inc., AXA Equitable,
30 Beekman Place                       MONY Life and MONY America (since September
Apt. 8A                                2006). Chairman of the Board (Distribution
New York, NY 10022                     Committee) of The New York Community Trust (since
                                       July 2008); prior thereto, Vice Chairman of the
                                       Board (Distribution Committee) of The New York
                                       Community Trust (June 2008 to July 2008).
                                       Formerly, Chairperson of the Board of the New
                                       York City Health and Hospitals Corporation (June
                                       2004 to September 2008). Prior thereto,
                                       Independent Trustee of the Mainstay Funds, c/o
                                       New York Life Insurance Company's family of
                                       mutual funds (March 2001 to July 2006). Member of
                                       the Distribution Committee of The New York
                                       Community Trust (since 2002); a former member of
                                       the Board of Trustees of the Brooklyn Museum;
                                       Member of the Council on Foreign Relations (since
                                       1991). Member of the Board of Directors of Fannie
                                       Mae (since December 2008).
-----------------------------------------------------------------------------------------

Anthony J. Hamilton                    Director of AXA Financial, Inc. (since December
AXA UK plc                             1995). Director of AXA Equitable, MONY Life and
5 Old Broad Street                     MONY America (since May 2006). Non-executive
London, England EC2N 1AD               Chairman of AXA UK plc (since 1997). Prior
                                       thereto, Chief Executive Officer (1978 to October
                                       2002) and Director (March 1978 to December 2004)
                                       of Fox-Pitt, Kelton Group Limited. Currently,
                                       Chairman of the Remuneration and Nomination
                                       Committee of AXA UK plc; Member of AXA's Board of
                                       Directors since April 2010 and is currently
                                       Chairman of AXA's Audit Committee and a Member of
                                       AXA's Compensation and Human Resources Committee;
                                       prior thereto, Member of the Supervisory Board
                                       and Chairman of the Audit Committee and Member of
                                       the Compensation Committee of AXA (1997 to April
                                       2010); Former Director of Binley Limited (1994 to
                                       2009); Director of TAWA plc (since 2004); Former
                                       Member of the Board of Governors of Club de Golf
                                       Valderrama (2006 to 2011).
-----------------------------------------------------------------------------------------

Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA Equitable,
The New York Community Trust           MONY Life and MONY America (since September
909 Third Avenue                       2006). President of The New York Community Trust
New York, NY 10022                     (since 1990). Prior thereto, Executive Vice
                                       Presi-dent of The New York Community Trust (1987
                                       to 1990). Director and Chairperson of Corporate
                                       Governance Committee and Member of Executive and
                                       Compensation Committees of AllianceBernstein
                                       Corporation (since July 2002); Former Director
                                       and Chairman of the Board of BoardSource,
                                       Co-Chairperson of Panel on the Nonprofit Sector,
                                       Trustee of The New School University. Chairman of
                                       the Board of Governors of the Milano School of
                                       Management & Urban Policy (The New School) (since
                                       September 2003).
-----------------------------------------------------------------------------------------

Ezra Suleiman                          Director of AXA Financial, Inc., AXA Equitable,
Princeton University                   MONY Life and MONY America (since May 2006).
Corwin Hall                            Pro-fessor of Politics and IBM Professor of
Princeton, NJ 08544                    International Studies. Formerly, Director,
                                       Program in European Studies at Princeton
                                       University (September 1979 to 2008). Currently a
                                       member of AXA's Board of Di-rectors since April
                                       2010; prior thereto, Member of AXA's Supervisory
                                       Board (April 2003 to April 2010). Currently,
                                       President of the Advisory Board of Institut
                                       Montaigne; Member of the Editorial Board of
                                       Comparative Politics, Editorial Committee of La
                                       Revue des Deux Mondes and Politique Americaine;
                                       Member of HEC International Advisory Board;
                                       Chairman of the Scientific Board of AXA.
-----------------------------------------------------------------------------------------

Peter S. Kraus                         Director of AXA Financial, Inc., AXA Equitable,
AllianceBernstein Corporation          MONY Life and MONY America (since February 2009).
1345 Avenue of the Americas            Director, Chairman of the Board and Chief
New York, NY 10105                     Executive Officer of AllianceBernstein
                                       Corporation (since December 2008). Prior thereto,
                                       Executive Vice President of Merrill Lynch & Co.
                                       (September 2008 to December 2008). Prior thereto,
                                       Co-Head, Investment Management Division of
                                       Goldman Sachs Group, Inc. (March 1986 to March
                                       2008); also held the following positions: Co-Head
                                       of the Financial In-stitutions Group Tokyo
                                       (1990-1996). Currently, Director of Keewaydin
                                       Camp; Chairman of the Invest-ment Committee of
                                       Trinity College; Chairman of the Board of
                                       California Institute of the Arts; and Co-Chair of
                                       Friends of the Carnegie International.
-----------------------------------------------------------------------------------------

 OFFICERS -- DIRECTORS
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011), President and
                                       Chief Executive Officer (since February 2011),
                                       AXA Finan-cial. Chairman of the Board and Chief
                                       Executive Officer (since February 2011) and
                                       Director (since Jan-uary 2011), AXA Equitable,
                                       AXA Equitable Financial Services, LLC, MONY Life
                                       and MONY America. Member of AXA's Management and
                                       Executive Committees (since 2008). President and
                                       Chief Executive Officer of AXA Japan (2008 to
                                       January 2011). Director, Representative Executive
                                       Officer, President and Chief Executive Officer
                                       (June 2010 to February 2011), AXA Japan Holding
                                       Co., Ltd and AXA Life In-surance Co., Ltd.
                                       (concurrently); prior thereto, Representative
                                       Director, President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional Chief
                                       Executive Officer, Life, AXA Asia Life and AXA
                                       Asia Pacific Holdings Limited (concurrently)
                                       (October 2001 to June 2008). Director and
                                       President (since January 2011), AXA America
                                       Holdings, Inc. Director (since February 2011),
                                       AllianceBernstein Corporation.
-----------------------------------------------------------------------------------------
 OTHER OFFICERS
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Salvatore Piazzolla                    Senior Executive Vice President (since March
                                       2011), AXA Financial, Inc., AXA Equitable
                                       Financial Serv-ices, LLC, AXA Equitable, MONY
                                       Life and MONY America. Senior Executive Vice
                                       President, Head of Human Resources (2005 to
                                       February 2011), UniCredit Group. Vice President,
                                       Human Resources (2001 to 2004), General Electric.
                                       Director (since March 2011), MONY Assets Corp.
-----------------------------------------------------------------------------------------

Bertrand Poupart-Lafarge               Executive Vice President, Chief Investment
                                       Officer and Treasurer (since November 2011), AXA
                                       Finan-cial, Inc., AXA Equitable Financial
                                       Services, LLC, AXA Equitable, MONY Life and MONY
                                       America. Executive Vice President and Chief
                                       Financial Officer, AXA Canada (April 2010 through
                                       October 2011. Chief Account Officer, AXA France
                                       (1997 to March 2010). Corporate Finance Analyst,
                                       AXA Real Estate (1996 to 1997). Foreign Exchange
                                       Desk, Sales, Morgan Stanley (1993 to 1996).
                                       Director, Executive Vice President, Chief
                                       Investment Officer, Treasurer and Member of Audit
                                       Committee (since December 2011), AXA Equitable
                                       Life and Annuity Company and U.S. Financial Life
                                       Insurance Company. Executive Vice President and
                                       Treasurer (since December 2011), AXA America
                                       Holdings, Inc.
-----------------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Vice President (since September 2011),
                                       AXA Equitable Financial Services, LLC, AXA
                                       Equi-table, MONY Life and MONY America. Prior
                                       thereto, Senior Vice President (May 2008 to
                                       September 2011); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008). From 1989 to
                                       1996, managed financial and operational audits of
                                       large life insurance companies at
                                       PricewaterhouseCoopers LLP.
-----------------------------------------------------------------------------------------

Dave S. Hattem                         Senior Vice President (September 1999 to present)
                                       and General Counsel (February 2010 to present) of
                                       AXA Equitable and AXA Equitable Financial
                                       Services, LLC; prior thereto, Senior Vice
                                       President (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February 2010),
                                       Associate General Counsel (September 1999 to May
                                       2004). Senior Vice President and Deputy General
                                       Counsel of AXA Financial, Inc. (September 2008 to
                                       present). Senior Vice President and Deputy
                                       General Counsel of MONY Life, MONY America and
                                       MONY Financial Services, Inc. (July 2004 to
                                       present). Senior Vice President (since August
                                       2008) and General Counsel (since December 2010)
                                       of AXA Equitable Life and Annuity Company. Prior
                                       thereto, Senior Vice President and Deputy General
                                       Counsel (August 2008 to December 2010).
-----------------------------------------------------------------------------------------

Karen Field Hazin                      Vice President, Secretary and Associate General
                                       Counsel (since June 2005), MONY Life, MONY
                                       Amer-ica and AXA Equitable Financial Services,
                                       LLC. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable;
                                       prior thereto, Counsel (April 2005 to June 2005),
                                       Assistant Vice President and Counsel (December
                                       2001 to June 2003), Counsel (December 1996 to
                                       December 2001). Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA
                                       Financial, Inc. Vice President and Secretary
                                       (since September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable
                                       Life and Annuity Company. Vice President,
                                       Secretary and Associate General Counsel (since
                                       June 2005), AXA Distribution Holding Corporation.
-----------------------------------------------------------------------------------------

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------

Charles A. Marino                      Executive Vice President (since September 2006)
                                       and Chief Actuary (since September 2005), AXA
                                       Equitable and AXA Equitable Financial Services,
                                       LLC, prior thereto, Senior Vice President
                                       (September 2000 to September 2006), Actuary (May
                                       1998 to September 2005), Vice President (May 1998
                                       to September 2000), Assistant Vice President
                                       (October 1991 to May 1998); Executive Vice
                                       President (since September 2006) and Chief
                                       Actuary (since September 2005), MONY Life and
                                       MONY America, prior thereto, Senior Vice
                                       President (July 2004 to September 2006);
                                       Executive Vice President (since September 2006)
                                       and Chief Actuary (since September 2005), prior
                                       thereto, Senior Vice President (September 2000 to
                                       September 2006), Actuary (September 1999 to
                                       September 2005). Director and Vice President
                                       (since December 2003), AXA Financial (Bermuda)
                                       Ltd. Director (since December 2006), President,
                                       Chief Executive Officer and Chief Financial
                                       Officer (since March 2010), AXA Equitable Life
                                       and Annuity Company; prior thereto, Senior Vice
                                       President and Appointed Actuary (May 2007 to
                                       March 2010). Director (since May 2007), President
                                       (since January 2008), Chief Executive Officer and
                                       Chief Financial Officer (since March 2010), U.S.
                                       Financial Life Insurance Company; prior thereto,
                                       Senior Vice President (December 2004 to January
                                       2008) and Chief Actuary (August 2006 to January
                                       2008). Senior Vice President and Actuary (since
                                       April 2004). Director (since May 2007), Financial
                                       Marketing Agency, Inc.
-----------------------------------------------------------------------------------------

Kevin E. Murray                        Executive Vice President and Chief Information
                                       Officer (February 2005 to November 2010) of MONY
                                       Life and MONY America. Executive Vice President
                                       (since February 2005) and Chief Information
                                       Officer (February 2005 to November 2010); prior
                                       thereto, Senior Vice President (September 2004 to
                                       February 2005) AXA Equitable. Senior Vice
                                       President (September 2004 to February 2005) of
                                       AXA Equitable Financial Services, LLC. Senior
                                       Vice President / Group Chief Information Officer
                                       (1996 to September 2004) of AIG.
-----------------------------------------------------------------------------------------

Anthony F. Recine                      Senior Vice President, Chief Compliance Officer
                                       (February 2005 to present) and Deputy General
                                       Coun-sel (February 2010 to present) of MONY Life
                                       and MONY America. Senior Vice President, Chief
                                       Com-pliance Officer (February 2005 to present),
                                       and Deputy General Counsel (February 2010 to
                                       present) AXA Equitable and AXA Equitable
                                       Financial Services, LLC, prior thereto, Senior
                                       Vice President, Chief Compliance Officer and
                                       Associate General Counsel (February 2005 to
                                       February 2010), AXA Equitable and AXA Equitable
                                       Financial Services, LLC, Vice President, Deputy
                                       General and Chief Litigation Coun-sel (2000 to
                                       February 2005) of The MONY Group; prior thereto,
                                       Vice President and Chief Litigation Counsel (1990
                                       to 2000).
-----------------------------------------------------------------------------------------

Mary Fernald                           Senior Vice President and Chief Underwriting
                                       Officer of AXA Equitable, AXA Equitable Financial
                                       Serv-ices, LLC, MONY Life and MONY America
                                       (September 2008 to present); Senior Vice
                                       President, Chief Underwriter of Scottish Re (2000
                                       to September 2008).
-----------------------------------------------------------------------------------------

Nicholas B. Lane                       Senior Executive Vice President and President,
                                       Retirement Savings (since February 2011), AXA
                                       Financial, Inc., AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY
                                       America. Director and Member of the Audit
                                       Committee (since February 2011), U.S. Financial
                                       Life Insurance Company and AXA Equitable Life and
                                       Annuity Company. Director and Chief Retirement
                                       Savings Officer (since February 2011), AXA
                                       Advisors, LLC. Director (since November 2008) and
                                       Member of the Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company. Director,
                                       Chairman of the Board, President, Chief Executive
                                       Officer and Chief Retirement Savings Officer
                                       (since February 2011), AXA Distributors, LLC.
                                       Head of Global Strategy & Business Support and
                                       Development (June 2008 to January 2011), AXA SA.
                                       Senior Vice President of Retail Distribution
                                       Business Platforms (February 2006 to June 2008),
                                       AXA Equitable; prior thereto, Vice President (May
                                       2005 to February 2006).
-----------------------------------------------------------------------------------------

David W. O'Leary                       Executive Vice President (since September 2010),
                                       AXA Equitable, AXA Equitable Financial Services,
                                       LLC, MONY Life and MONY America; prior thereto,
                                       Head of the Financial Protection Unit (July 2010
                                       to September 2010). Executive Vice President and
                                       Chief Operating Officer (September 2006 to June
                                       2010), American General Life Insurance Company.
                                       Senor Vice President (February 2001 to August
                                       2006), Mass Mutual Financial Group.
-----------------------------------------------------------------------------------------

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------

Robert O. (Bucky) Wright               Executive Vice President (since September 2010),
                                       AXA Equitable, AXA Equitable Financial Services,
                                       LLC, MONY Life and MONY America. Director (since
                                       July 2010), Vice Chairman of the Board (since
                                       October 2010) and Chief Sales Officer (since
                                       September 2009), AXA Advisors, LLC. Executive
                                       Vice President (since April 2011) and Chief Sales
                                       Officer (since April 2010), AXA Network, LLC.
                                       Director (since July 2010), MONY Brokerage, Inc.
                                       Director (since July 2004) and Chairman of the
                                       Board (since August 2004), MONY Securities
                                       Corporation. Senior Vice President and Chief
                                       Agency Officer and vari-ous positions (1976 to
                                       July 2004), MONY Life.
-----------------------------------------------------------------------------------------

Amy J. Radin                           Senior Executive Vice President and Chief
                                       Marketing Officer (since February 2012), AXA
                                       Financial, Inc., AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY
                                       America. Executive Vice President and Chief
                                       Innovation Officer, E*TRADE (September 2010 to
                                       January 2012); Senior Vice President and Chief
                                       Marketing Officer, Reader's Digest Association
                                       (June 2009 to May 2010); Execu-tive Vice
                                       President, Citigroup (June 2000 to February
                                       2009); Executive Vice President and Chief
                                       Marketing Officer, Dime Bancorp. (July 1998 to
                                       May 2000); Vice President, American Express
                                       (October 1985 to July 1998).
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Retirement Investment Account(R)

--------------------------------------------------------------------------------

SEPARATE ACCOUNTS UNITS OF INTEREST
UNDER GROUP ANNUITY CONTRACTS

                                     FUNDS

--------------------------------------------------------------------------------


POOLED SEPARATE ACCOUNTS

..   AllianceBernstein Balanced, Separate Account No. 10 -- Pooled

..   AllianceBernstein Common Stock, Separate Account No. 4 -- Pooled

..   AllianceBernstein Mid Cap Growth, Separate Account No. 3 -- Pooled

SEPARATE ACCOUNT NO. 66

..   Multimanager Multi-Sector Bond

..   Multimanager Small Cap Value

..   Multimanager Technology



..   EQ/AllianceBernstein Small Cap Growth

..   EQ/BlackRock Basic Value Equity



..   EQ/Calvert Socially Responsible



..   EQ/Capital Guardian Research

..   EQ/Equity Growth PLUS

..   EQ/Equity 500 Index

..   EQ/Global Multi-Sector Equity


..   EQ/Intermediate Government Bond


..   EQ/International Core PLUS

..   EQ/JPMorgan Value Opportunities

..   EQ/Large Cap Core PLUS

..   EQ/Large Cap Growth Index

..   EQ/Large Cap Growth PLUS

..   EQ/Large Cap Value PLUS

..   EQ/Mid Cap Index

..   EQ/Mid Cap Value PLUS

..   EQ/Money Market

..   EQ/Quality Bond Plus

..   EQ/T. Rowe Price Growth Stock

..   EQ/Wells Fargo Advantage Omega Growth

                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY

                 BY PHONE:                   BY REGULAR MAIL (CORRESPONDENCE  BY REGISTERED, CERTIFIED, OR OVERNIGHT
                                               AND CONTRIBUTION CHECKS):      DELIVERY (CONTRIBUTION CHECKS ONLY):

              1-800-967-4560                         AXA Equitable                       AXA Equitable
(service consultants are available weekdays          P.O. Box 8095                        30 Dan Road
      9 a.m. to 5 p.m. Eastern time)             Boston, MA 02266-8095                  Canton, MA 02021

---------------------------------------------------------------------------------------------------------------------------------
                                                   FINANCIAL STATEMENTS INDEX
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            PAGE
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNTS NO. 10 (POOLED),  Report of Independent Registered Public Accounting Firm............................... FSA-1
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)    Statement of Assets and Liabilities, December 31, 2011................................ FSA-2
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2011.......................... FSA-3
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2011 and 2010...................................................... FSA-4
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2011........................................... FSA-5
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)     Statement of Assets and Liabilities, December 31, 2011................................ FSA-15
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2011.......................... FSA-16
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2011 and 2010...................................................... FSA-17
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2011........................................... FSA-18
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)     Statement of Assets and Liabilities, December 31, 2011................................ FSA-26
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2011......................... FSA-27
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2011 and 2010...................................................... FSA-28
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2011........................................... FSA-29
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)    Statements of Assets and Liabilities, December 31, 2011............................... FSA-31
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2011......................... FSA-39
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2011 and 2010...................................................... FSA-46
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT 10 (POOLED),       Notes to Financial Statements......................................................... FSA-59
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE                  Reports of Independent Registered Public Accounting Firm.............................. F-1
INSURANCE COMPANY                   ---------------------------------------------------------------------------------------------
                                    Consolidated Balance Sheets as of December 31, 2011 and 2010.......................... F-2
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Earnings (Loss), Years
                                    Ended December 31, 2011, 2010 and 2009................................................ F-3
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Comprehensive Income (Loss),
                                    Years Ended December 31, 2011, 2010 and 2009.......................................... F-5
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Equity, Years
                                    Ended December 31, 2011, 2010 and 2009................................................ F-6
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Cash Flows, Years
                                    Ended December 31, 2011, 2010 and 2009................................................ F-7
                                    ---------------------------------------------------------------------------------------------
                                    Notes to Consolidated Financial Statements............................................ F-9
---------------------------------------------------------------------------------------------------------------------------------
                                    The financial statements of the Funds reflect fees, charges and other expenses of the
                                    Separate Accounts applicable to contracts under RIA as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
---------------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Accounts No. 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position each of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the Separate Variable Investment Options of Separate Account No. 66, of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers and the underlying funds' transfer agents, provide a reasonable basis for our opinion.

As discussed in Note 9, the financial statements of Separate Accounts No. 10 (Pooled), 4 (Pooled) and 3 (Pooled) as of and for the periods ended December
31, 2008 through December 31, 2010 have been restated to correct a misstatement.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

                                  FSA-1  e13400

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $18,292,536)....................... $19,089,716
  Preferred Stocks -- at value (cost: $41,460)........................      44,989
  Long-term debt securities -- at value (amortized cost: $11,187,243).  11,493,113
  Short-term debt securities -- at value (amortized cost: $886,379)...     886,379
Cash..................................................................     100,000
Foreign cash (cost: $48,642)..........................................      48,674
Interest and dividends receivable.....................................     410,254
Fees receivable from Contractowners...................................       7,772
                                                                       -----------
   Total assets.......................................................  32,080,897
                                                                       -----------

LIABILITIES:
Payable for investments securities purchased..........................     660,558
Due to AXA Equitable's General Account................................     546,184
Accrued custody and bank fees.........................................      10,675
Administrative fees payable...........................................      20,818
Asset management fee payable..........................................      19,476
Accrued expenses......................................................       2,024
                                                                       -----------
   Total liabilities..................................................   1,259,735
                                                                       -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION.......... $30,821,162
                                                                       ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.          108      $23,414.58
RIA...........       15,438          214.40
MRP...........      479,164           51.32
EPP...........        1,820          224.07

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
  Dividend (net of foreign taxes withheld of $32,897)...................................................... $   528,400
  Interest.................................................................................................     479,263
                                                                                                            -----------
   Total investment income.................................................................................   1,007,663
                                                                                                            -----------

EXPENSES (NOTE 7):
  Asset management fees....................................................................................    (149,887)
  Custody and bank fees....................................................................................     (42,774)
  Other operating expense charges..........................................................................      (2,649)
                                                                                                            -----------
   Total expenses..........................................................................................    (195,310)
                                                                                                            -----------

NET INVESTMENT INCOME......................................................................................     812,353
                                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTE 2):
  Net realized gain from investments and foreign currency transactions.....................................   2,131,625
  Change in unrealized depreciation of investments and foreign currency denominated assets and liabilities.  (2,728,215)
                                                                                                            -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS..........................    (596,590)
                                                                                                            -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS...................................................... $   215,763
                                                                                                            ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 2011
                                                                                                            -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income....................................................................................   $    812,353
  Net realized gain on investments and foreign currency transactions.......................................      2,131,625
  Change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets
   and liabilities.........................................................................................     (2,728,215)
                                                                                                              ------------
  Net increase in assets attributable to operations........................................................        215,763
                                                                                                              ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions............................................................................................      2,837,446
  Withdrawals..............................................................................................    (13,172,566)
  Assets management fees (Note 7)..........................................................................       (129,680)
  Administrative fees (Note 7).............................................................................       (273,869)
                                                                                                              ------------

  Net decrease in net assets attributable to contractowner transactions....................................    (10,738,669)
                                                                                                              ------------

INCREASE (DECREASE) IN NET ASSETS..........................................................................    (10,522,906)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD........................     41,344,068
                                                                                                              ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..............................   $ 30,821,162
                                                                                                              ============

                                                                                                               YEAR ENDED
                                                                                                            DECEMBER 31, 2010
                                                                                                              AS RESTATED*
                                                                                                            -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income....................................................................................    $ 1,274,508
  Net realized gain on investments and foreign currency transactions.......................................        713,487
  Change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets
   and liabilities.........................................................................................      1,935,107
                                                                                                               -----------
  Net increase in assets attributable to operations........................................................      3,923,102
                                                                                                               -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions............................................................................................      3,331,173
  Withdrawals..............................................................................................     (5,556,163)
  Assets management fees (Note 7)..........................................................................       (157,129)
  Administrative fees (Note 7).............................................................................       (323,121)
                                                                                                               -----------

  Net decrease in net assets attributable to contractowner transactions....................................     (2,705,240)
                                                                                                               -----------

INCREASE (DECREASE) IN NET ASSETS..........................................................................      1,217,862
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD........................     40,126,206
                                                                                                               -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD..............................    $41,344,068
                                                                                                               ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 61.9%
HEALTH CARE -- 10.3%
BIOTECHNOLOGY -- 0.3%
Amgen, Inc.......................................    134 $      8,604
Gilead Sciences, Inc./(a)/.......................  2,000       81,860
                                                         ------------
                                                               90,464
                                                         ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.0%
Ansell Ltd.......................................  2,400       35,718
Baxter International, Inc........................    700       34,636
Boston Scientific Corp./(a)/.....................  9,500       50,730
Covidien PLC.....................................  1,105       49,736
CR Bard, Inc.....................................    580       49,590
Getinge AB.......................................  1,950       49,502
Sorin SpA/(a)/................................... 18,300       28,111
                                                         ------------
                                                              298,023
                                                         ------------
HEALTH CARE PROVIDERS & SERVICES -- 1.1%
Aetna, Inc.......................................  1,380       58,222
Express Scripts, Inc. -- Class A/(a)/............    730       32,624
Health Net, Inc./(a)/............................    700       21,294
McKesson Corp....................................    650       50,642
Medco Health Solutions, Inc./(a)/................    500       27,950
UnitedHealth Group, Inc..........................  1,440       72,979
WellPoint, Inc...................................  1,100       72,875
                                                         ------------
                                                              336,586
                                                         ------------
PHARMACEUTICALS -- 7.9%
Abbott Laboratories..............................    440       24,741
AstraZeneca PLC..................................  3,420      158,089
Bayer AG.........................................    800       51,245
Bristol-Myers Squibb Co..........................  1,500       52,860
Eli Lilly & Co...................................  1,100       45,716
Forest Laboratories, Inc./(a)/...................  1,760       53,258
GlaxoSmithKline PLC..............................    990       22,574
Johnson & Johnson................................  1,620      106,240
Merck & Co., Inc.................................  2,494       94,024
Novartis AG......................................    695       39,858
Novo Nordisk A/S -- Class B......................    450       51,859
Pfizer, Inc......................................  7,024      151,999
Roche Holding AG.................................    505       85,788
Sanofi...........................................  1,200       87,981
Shire PLC........................................  1,130       39,300
Takeda Pharmaceutical Co., Ltd...................  1,000       43,943
Valeant Pharmaceuticals International, Inc./(a)/. 28,455    1,328,564
                                                         ------------
                                                            2,438,039
                                                         ------------
                                                            3,163,112
                                                         ------------
FINANCIALS -- 9.3%
CAPITAL MARKETS -- 0.8%
Bank of New York Mellon Corp. (The)..............  1,400       27,874
Deutsche Bank AG.................................  2,340       88,955
Goldman Sachs Group, Inc. (The)..................    860       77,770
Man Group PLC....................................  6,100       11,913
Morgan Stanley...................................  1,500       22,695
UBS AG/(a)/......................................  1,776       21,163
                                                         ------------
                                                              250,370
                                                         ------------
COMMERCIAL BANKS -- 4.1%
Australia & New Zealand Banking Group Ltd........  4,900      102,871
Banca Popolare di Milano Scarl...................  6,200        2,460

COMPANY                                    SHARES U.S. $ VALUE
-----------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Banco Bilbao Vizcaya Argentaria SA........  3,822 $     33,023
Banco Santander SA........................  6,757       51,201
Bank of Nova Scotia.......................    900       44,927
Bank of Queensland Ltd....................  3,700       27,623
Barclays PLC.............................. 30,550       83,726
Bendigo and Adelaide Bank Ltd.............  3,900       31,995
BNP Paribas SA............................    900       35,151
Canadian Imperial Bank of Commerce........    500       36,234
Commonwealth Bank of Australia............    700       35,244
Danske Bank A/S/(a)/......................  2,400       30,421
HSBC Holdings PLC......................... 16,260      124,218
Intesa Sanpaolo SpA.......................  9,500       15,870
KBC Groep NV..............................    800       10,033
Lloyds Banking Group PLC/(a)/............. 50,700       20,380
Mitsubishi UFJ Financial Group, Inc....... 24,400      103,337
National Australia Bank Ltd...............  1,740       41,547
Royal Bank of Canada......................  1,100       56,153
Societe Generale SA.......................  1,021       22,607
Standard Chartered PLC....................  2,530       55,377
Sumitomo Mitsui Financial Group, Inc......  1,000       27,744
Toronto-Dominion Bank (The)...............    800       59,938
US Bancorp................................  1,670       45,174
Wells Fargo & Co..........................  4,050      111,618
Westpac Banking Corp......................  3,300       67,525
                                                  ------------
                                                     1,276,397
                                                  ------------
CONSUMER FINANCE -- 0.1%
American Express Co.......................    855       40,330
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.2%
Bank of America Corp......................  9,600       53,376
Citigroup, Inc............................  3,030       79,719
CME Group, Inc. -- Class A................    200       48,734
ING Groep NV/(a)/......................... 12,000       86,078
IntercontinentalExchange, Inc./(a)/.......    260       31,343
JPMorgan Chase & Co.......................  4,265      141,811
Mitsubishi UFJ Lease & Finance Co., Ltd...  1,180       46,723
Moody's Corp..............................  1,200       40,416
ORIX Corp.................................    600       49,484
Resolution Ltd............................ 23,360       91,128
SNS REAAL NV/(a)/.........................  3,700        8,064
                                                  ------------
                                                       676,876
                                                  ------------
INSURANCE -- 1.5%
Aegon NV/(a)/.............................  6,000       24,052
Allianz SE................................    700       67,054
Allstate Corp. (The)......................  2,080       57,013
Beazley PLC............................... 20,550       42,853
Irish Life & Permanent Group Holdings PLC.  5,360          167
Manulife Financial Corp...................  2,100       22,377
Muenchener Rueckversicherungs AG..........    200       24,582
Prudential PLC............................  4,090       40,496
Storebrand ASA............................  6,400       33,181
Suncorp Group Ltd.........................  2,200       18,848
Travelers Cos., Inc. (The)................  1,054       62,365
Zurich Financial Services AG/(a)/.........    250       56,580
                                                  ------------
                                                       449,568
                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.5%
British Land Co. PLC......................  7,690       55,233
GPT Group................................. 14,830       46,590

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                         SHARES U.S. $ VALUE
----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONTINUED)
Land Securities Group PLC......................  5,155 $     50,880
                                                       ------------
                                                            152,703
                                                       ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
Savills PLC....................................  5,300       26,991
                                                       ------------
                                                          2,873,235
                                                       ------------
ENERGY -- 7.4%

ENERGY EQUIPMENT & SERVICES -- 0.8%
Diamond Offshore Drilling, Inc.................    850       46,971
Fred Olsen Energy ASA..........................  1,750       58,794
Halliburton Co.................................  1,600       55,216
Petroleum Geo-Services ASA/(a)/................  2,000       21,844
Songa Offshore SE/(a)/......................... 16,000       48,824
Transocean Ltd./Switzerland....................    700       26,873
                                                       ------------
                                                            258,522
                                                       ------------
OIL, GAS & CONSUMABLE FUELS -- 6.6%
Afren PLC/(a)/................................. 20,800       27,696
Anadarko Petroleum Corp........................    600       45,798
BG Group PLC...................................  3,000       64,136
BP PLC......................................... 30,340      216,274
Canadian Natural Resources Ltd.................    400       14,987
Canadian Oil Sands Ltd.........................  2,650       60,508
Chevron Corp...................................  1,640      174,496
ConocoPhillips.................................  1,700      123,879
Devon Energy Corp..............................    550       34,100
ENI SpA........................................  1,994       41,235
Exxon Mobil Corp...............................  4,062      344,295
HollyFrontier Corp.............................  2,150       50,310
JX Holdings, Inc...............................  7,200       43,466
Marathon Oil Corp..............................  1,280       37,466
Marathon Petroleum Corp........................    640       21,306
Nexen, Inc. (Toronto)..........................  1,603       25,519
OMV AG.........................................  1,000       30,383
Repsol YPF SA..................................  2,180       66,899
Royal Dutch Shell PLC -- Class A (London)......  3,100      113,817
Royal Dutch Shell PLC -- Class A (Netherlands).  1,240       45,335
Royal Dutch Shell PLC -- Class B...............  4,410      167,866
Statoil ASA....................................  2,700       69,297
Suncor Energy, Inc. (Toronto)..................  2,760       79,635
Total SA.......................................  1,700       87,009
Valero Energy Corp.............................  2,570       54,099
                                                       ------------
                                                          2,039,811
                                                       ------------
                                                          2,298,333
                                                       ------------
INFORMATION TECHNOLOGY -- 7.3%

COMMUNICATIONS EQUIPMENT -- 0.6%
Cisco Systems, Inc.............................  4,400       79,552
Juniper Networks, Inc./(a)/....................  1,310       26,737
Nokia Oyj......................................  4,100       19,825
QUALCOMM, Inc..................................    675       36,922
Telefonaktiebolaget LM Ericsson -- Class B.....  2,025       20,615
                                                       ------------
                                                            183,651
                                                       ------------
COMPUTERS & PERIPHERALS -- 1.4%
Apple, Inc./(a)/...............................    654      264,870
Dell, Inc./(a)/................................  2,900       42,427
Hewlett-Packard Co.............................  2,880       74,189

COMPANY                                               SHARES U.S. $ VALUE
----------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
NetApp, Inc./(a)/....................................   600  $     21,762
Toshiba Corp......................................... 6,000        24,496
                                                             ------------
                                                                  427,744
                                                             ------------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%
Corning, Inc......................................... 3,900        50,622
                                                             ------------
INTERNET SOFTWARE & SERVICES -- 0.3%
Google, Inc. -- Class A/(a)/.........................   155       100,115
                                                             ------------
IT SERVICES -- 1.6%
Accenture PLC........................................ 1,400        74,522
Cognizant Technology Solutions Corp. -- Class A/(a)/.   400        25,724
Computer Sciences Corp............................... 1,890        44,793
International Business Machines Corp................. 1,040       191,235
Nihon Unisys Ltd..................................... 4,400        27,954
Nomura Research Institute Ltd........................ 1,500        33,853
Visa, Inc. -- Class A................................   850        86,300
                                                             ------------
                                                                  484,381
                                                             ------------
OFFICE ELECTRONICS -- 0.1%
Canon, Inc...........................................   900        39,622
                                                             ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
Altera Corp.......................................... 1,510        56,021
Applied Materials, Inc............................... 3,300        35,343
ASML Holding NV...................................... 1,370        57,400
Broadcom Corp. -- Class A/(a)/....................... 1,200        35,232
Intel Corp........................................... 4,500       109,125
Lam Research Corp./(a)/.............................. 1,100        40,722
Marvell Technology Group Ltd......................... 2,800        38,780
Micron Technology, Inc./(a)/......................... 6,890        43,338
Sumco Corp./(a)/..................................... 4,300        31,666
Texas Instruments, Inc...............................   900        26,199
Xilinx, Inc.......................................... 1,620        51,937
                                                             ------------
                                                                  525,763
                                                             ------------
SOFTWARE -- 1.4%
Activision Blizzard, Inc.............................   100         1,232
Citrix Systems, Inc./(a)/............................   400        24,288
Intuit, Inc..........................................   710        37,339
Microsoft Corp....................................... 6,200       160,952
Oracle Corp.......................................... 2,440        62,586
Red Hat, Inc./(a)/...................................   800        33,032
Salesforce.com, Inc./(a)/............................   340        34,496
UBISOFT Entertainment/(a)/........................... 5,400        36,033
VMware, Inc. -- Class A/(a)/.........................   550        45,755
                                                             ------------
                                                                  435,713
                                                             ------------
                                                                2,247,611
                                                             ------------
CONSUMER STAPLES -- 6.8%

BEVERAGES -- 1.2%
Asahi Group Holdings Ltd............................. 3,200        70,225
Constellation Brands, Inc. -- Class A/(a)/........... 2,300        47,541
Diageo PLC........................................... 2,310        50,510
Kirin Holdings Co., Ltd.............................. 4,000        48,622
PepsiCo, Inc./NC..................................... 1,400        92,890
Pernod-Ricard SA.....................................   610        56,631
                                                             ------------
                                                                  366,419
                                                             ------------

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                SHARES  U.S. $ VALUE
--------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.1%
CVS Caremark Corp.....................   1,100 $     44,858
Kroger Co. (The)......................   2,000       48,440
SUPERVALU, Inc........................   2,400       19,488
Tesco PLC.............................  10,500       65,744
Wal-Mart Stores, Inc..................   1,720      102,787
Walgreen Co...........................   2,070       68,434
                                               ------------
                                                    349,751
                                               ------------
FOOD PRODUCTS -- 2.3%
Bunge Ltd.............................     880       50,336
Campbell Soup Co......................   1,510       50,192
ConAgra Foods, Inc....................   2,000       52,800
Danone................................     700       44,059
Goodman Fielder Ltd...................  95,450       42,368
Kellogg Co............................   1,140       57,650
Mead Johnson Nutrition Co. -- Class A.     730       50,173
Nestle SA.............................   3,405      196,405
Premier Foods PLC/(a)/................ 149,200       13,455
Toyo Suisan Kaisha Ltd................   2,000       48,418
Tyson Foods, Inc. -- Class A..........   2,200       45,408
Unilever NV...........................   1,630       56,214
                                               ------------
                                                    707,478
                                               ------------
HOUSEHOLD PRODUCTS -- 0.5%
Clorox Co. (The)......................     810       53,914
Kimberly-Clark Corp...................     700       51,492
Procter & Gamble Co. (The)............     810       54,035
                                               ------------
                                                    159,441
                                               ------------
PERSONAL PRODUCTS -- 0.3%
Avon Products, Inc....................   2,880       50,313
Kao Corp..............................   1,000       27,297
                                               ------------
                                                     77,610
                                               ------------
TOBACCO -- 1.4%
British American Tobacco PLC..........   1,990       94,473
Imperial Tobacco Group PLC............   1,500       56,801
Japan Tobacco, Inc....................      20       94,087
Lorillard, Inc........................     390       44,460
Philip Morris International, Inc......   1,330      104,379
Swedish Match AB......................   1,460       51,920
                                               ------------
                                                    446,120
                                               ------------
                                                  2,106,819
                                               ------------
CONSUMER DISCRETIONARY -- 6.2%

AUTO COMPONENTS -- 0.6%
Bridgestone Corp......................   2,200       49,845
Johnson Controls, Inc.................   1,600       50,016
Lear Corp.............................     480       19,104
Magna International, Inc. -- Class A..     900       30,052
TRW Automotive Holdings Corp./(a)/....     900       29,340
                                               ------------
                                                    178,357
                                               ------------
AUTOMOBILES -- 0.5%
Bayerische Motoren Werke AG...........     400       26,820
Daimler AG............................     360       15,819
Fiat SpA..............................  10,208       46,731
Ford Motor Co./(a)/...................   3,100       33,356
General Motors Co./(a)/...............     694       14,067

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
AUTOMOBILES (CONTINUED)
Renault SA.................................    900 $     31,174
                                                   ------------
                                                        167,967
                                                   ------------
DISTRIBUTORS -- 0.2%
Li & Fung Ltd.............................. 20,000       36,852
Pacific Brands Ltd......................... 62,620       35,282
                                                   ------------
                                                         72,134
                                                   ------------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
H&R Block, Inc.............................  3,060       49,970
                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 1.0%
Carnival Corp..............................    700       22,848
Carnival PLC...............................    930       30,677
Marriott International, Inc./DE -- Class A.  1,790       52,214
McDonald's Corp............................    852       85,481
Royal Caribbean Cruises Ltd................    900       22,293
Starbucks Corp.............................    800       36,808
William Hill PLC...........................  8,200       25,793
Yum! Brands, Inc...........................    400       23,604
                                                   ------------
                                                        299,718
                                                   ------------
HOUSEHOLD DURABLES -- 0.2%
Nexity SA..................................  1,310       29,639
Sony Corp..................................  1,200       21,646
                                                   ------------
                                                         51,285
                                                   ------------
INTERNET & CATALOG RETAIL -- 0.2%
Amazon.com, Inc./(a)/......................    105       18,176
Rakuten, Inc./(a)/.........................     30       32,288
                                                   ------------
                                                         50,464
                                                   ------------
MEDIA -- 1.4%
Fairfax Media Ltd.......................... 55,100       40,686
Gannett Co., Inc...........................  3,700       49,469
ITV PLC.................................... 18,900       19,981
McGraw-Hill Cos., Inc. (The)...............    690       31,029
News Corp. -- Class A......................  3,000       53,520
Promotora de Informaciones SA/(a)/......... 16,910       19,019
Time Warner Cable, Inc. -- Class A.........    970       61,663
Time Warner, Inc...........................    756       27,322
Viacom, Inc. -- Class B....................  1,100       49,951
Walt Disney Co. (The)......................  1,290       48,375
WPP PLC....................................  2,600       27,286
                                                   ------------
                                                        428,301
                                                   ------------
MULTILINE RETAIL -- 0.2%
Family Dollar Stores, Inc..................    855       49,299
                                                   ------------
SPECIALTY RETAIL -- 1.5%
Advance Auto Parts, Inc....................    700       48,741
AutoZone, Inc./(a)/........................    160       51,995
Fast Retailing Co., Ltd....................    200       36,395
GameStop Corp. -- Class A/(a)/.............  1,600       38,608
Gap, Inc. (The)............................  2,670       49,528
Home Depot, Inc. (The).....................  1,100       46,244
Inditex SA.................................    330       27,021
Limited Brands, Inc........................    830       33,491
Lowe's Cos., Inc...........................  1,580       40,100
Ross Stores, Inc...........................  1,180       56,085
Yamada Denki Co., Ltd......................    710       48,384
                                                   ------------
                                                        476,592
                                                   ------------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.2%
NIKE, Inc. -- Class B....................    380 $     36,621
PVH Corp.................................    570       40,179
                                                 ------------
                                                       76,800
                                                 ------------
                                                    1,900,887
                                                 ------------
INDUSTRIALS -- 5.7%

AEROSPACE & DEFENSE -- 1.2%
General Dynamics Corp....................    950       63,089
Honeywell International, Inc.............    560       30,436
Northrop Grumman Corp....................  1,100       64,328
Rolls-Royce Holdings PLC/(a)/............  5,410       62,682
Saab AB..................................  3,400       70,466
Safran SA................................    850       25,497
United Technologies Corp.................    520       38,007
                                                 ------------
                                                      354,505
                                                 ------------
AIR FREIGHT & LOGISTICS -- 0.4%
FedEx Corp...............................    400       33,404
United Parcel Service, Inc. -- Class B...  1,280       93,683
                                                 ------------
                                                      127,087
                                                 ------------
AIRLINES -- 0.2%
Delta Air Lines, Inc./(a)/...............  3,600       29,124
Deutsche Lufthansa AG (REG)..............  2,130       25,412
                                                 ------------
                                                       54,536
                                                 ------------
BUILDING PRODUCTS -- 0.1%
Asahi Glass Co., Ltd.....................  4,000       33,453
                                                 ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Dai Nippon Printing Co., Ltd.............  5,000       48,018
Regus PLC................................ 35,926       47,113
                                                 ------------
                                                       95,131
                                                 ------------
CONSTRUCTION & ENGINEERING -- 0.1%
NRW Holdings Ltd......................... 16,000       42,346
                                                 ------------
ELECTRICAL EQUIPMENT -- 0.3%
Emerson Electric Co......................    600       27,954
Rockwell Automation, Inc.................  1,000       73,370
                                                 ------------
                                                      101,324
                                                 ------------
INDUSTRIAL CONGLOMERATES -- 1.1%
3M Co....................................    500       40,865
General Electric Co......................  8,600      154,026
Siemens AG...............................    890       85,408
Tyco International Ltd...................  1,160       54,184
                                                 ------------
                                                      334,483
                                                 ------------
MACHINERY -- 1.1%
Bodycote PLC............................. 11,300       46,100
Caterpillar, Inc.........................    350       31,710
Concentric AB/(a)/.......................  4,600       26,687
Deere & Co...............................    220       17,017
Haldex AB................................  4,600       16,825
Illinois Tool Works, Inc.................    500       23,355
Ingersoll-Rand PLC.......................  1,607       48,965
MAN SE...................................    400       35,637
Mitsubishi Heavy Industries Ltd.......... 13,000       55,235
Nachi-Fujikoshi Corp..................... 11,000       48,537
                                                 ------------
                                                      350,068
                                                 ------------

COMPANY                                   SHARES U.S. $ VALUE
----------------------------------------------------------------
ROAD & RAIL -- 0.5%
Canadian National Railway Co.............    680 $     53,525
Central Japan Railway Co.................      7       59,098
East Japan Railway Co....................    700       44,634
                                                 ------------
                                                      157,257
                                                 ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Mitsubishi Corp..........................  1,800       36,293
Mitsui & Co., Ltd........................  4,400       68,223
                                                 ------------
                                                      104,516
                                                 ------------
TRANSPORTATION INFRASTRUCTURE -- 0.0%
Macquarie Atlas Roads Group/(a)/.........  5,900        8,162
                                                 ------------
                                                    1,762,868
                                                 ------------
MATERIALS -- 4.1%
CHEMICALS -- 1.8%
Agrium, Inc. (Toronto)...................    300       20,146
AZ Electronic Materials SA............... 13,600       50,786
BASF SE..................................    685       47,832
Clariant AG/(a)/.........................  1,100       10,848
Dow Chemical Co. (The)...................  1,750       50,330
Eastman Chemical Co......................  1,300       50,778
Incitec Pivot Ltd........................  4,200       13,365
JSR Corp.................................  2,400       44,250
K&S AG...................................    400       18,095
Koninklijke DSM NV.......................    900       41,725
Linde AG.................................    220       32,793
LyondellBasell Industries NV.............  1,050       34,115
Mitsubishi Gas Chemical Co., Inc.........  5,000       27,736
Monsanto Co..............................    550       38,538
Nippon Shokubai Co., Ltd.................  2,000       21,436
Potash Corp. of Saskatchewan, Inc........    900       37,220
                                                 ------------
                                                      539,993
                                                 ------------
CONSTRUCTION MATERIALS -- 0.1%
CRH PLC..................................  1,300       25,814
Fletcher Building Ltd....................  4,400       20,818
                                                 ------------
                                                       46,632
                                                 ------------
METALS & MINING -- 2.2%
African Minerals Ltd./(a)/...............  4,200       28,722
AK Steel Holding Corp....................  1,900       15,694
Alcoa, Inc...............................  2,900       25,085
Anglo American PLC.......................  1,050       38,815
Barrick Gold Corp........................  1,000       45,323
BHP Billiton Ltd.........................  1,793       63,439
BHP Billiton PLC.........................  3,130       91,572
Daido Steel Co., Ltd.....................  6,000       37,472
First Quantum Minerals Ltd...............  2,000       39,381
Freeport-McMoRan Copper & Gold, Inc......    750       27,592
Goldcorp, Inc............................    640       28,416
JFE Holdings, Inc........................  1,200       21,704
Lynas Corp., Ltd./(a)/................... 18,200       19,492
New Gold, Inc./(a)/......................  3,000       30,287
Rio Tinto Ltd............................    720       44,492
Rio Tinto PLC............................    666       32,555
Sumitomo Metal Mining Co., Ltd...........  3,000       38,422
Xstrata PLC..............................  3,286       50,065
                                                 ------------
                                                      678,528
                                                 ------------
                                                    1,265,153
                                                 ------------

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011


COMPANY                                      SHARES U.S. $ VALUE
-------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.4%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
AT&T, Inc...................................  4,610 $    139,407
Chorus Ltd./(a)/............................  4,825       11,773
France Telecom SA...........................  1,400       21,978
Frontier Communications Corp................    600        3,090
Nippon Telegraph & Telephone Corp...........  1,600       81,488
Telecom Corp. of New Zealand Ltd............ 24,126       38,620
Telecom Italia SpA (ordinary shares)........ 33,800       36,236
Telecom Italia SpA (savings shares)......... 24,300       21,809
Telenor ASA.................................  3,140       51,493
Telstra Corp. Ltd........................... 10,790       36,783
Verizon Communications, Inc.................  1,220       48,946
Vivendi SA..................................  1,170       25,618
                                                    ------------
                                                         517,241
                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
NTT DoCoMo, Inc.............................     19       34,898
Vodafone Group PLC.......................... 67,800      189,168
                                                    ------------
                                                         224,066
                                                    ------------
                                                         741,307
                                                    ------------
UTILITIES -- 2.4%

ELECTRIC UTILITIES -- 0.8%
American Electric Power Co., Inc............  1,520       62,791
E.ON AG.....................................  3,050       65,926
Enel SpA....................................  6,212       25,276
Iberdrola SA................................  4,733       29,653
Scottish & Southern Energy PLC..............  3,070       61,497
Tokyo Electric Power Co., Inc. (The)/(a)/...  1,900        4,562
                                                    ------------
                                                         249,705
                                                    ------------
GAS UTILITIES -- 0.4%
Gas Natural SDG SA..........................  3,700       63,605
Tokyo Gas Co., Ltd.......................... 10,000       46,103
                                                    ------------
                                                         109,708
                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
Drax Group PLC..............................  3,000       25,391
                                                    ------------
MULTI-UTILITIES -- 1.1%
Ameren Corp.................................  1,540       51,020
CMS Energy Corp.............................  1,800       39,744
DTE Energy Co...............................  1,670       90,932
Integrys Energy Group, Inc..................    930       50,388
NiSource, Inc...............................  2,230       53,096
Public Service Enterprise Group, Inc........  1,830       60,407
                                                    ------------
                                                         345,587
                                                    ------------
                                                         730,391
                                                    ------------
Total Common Stocks
 (cost $18,292,536).........................          19,089,716
                                                    ------------

                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)   U.S. $ VALUE
-------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 37.3%

MORTGAGE PASS-THROUGH'S -- 9.3%

AGENCY FIXED RATE 30-YEAR -- 8.2%
Federal Home Loan Mortgage Corp. Gold
  4.50%, 10/01/39.....................  $   275  $   291,238
  Series 2007
  5.50%, 7/01/35......................       36       38,844
Federal National Mortgage Association
  4.00%, TBA..........................      450      472,641
  3.50%, 12/01/41.....................      175      179,734
  4.00%, 1/01/41......................       50       52,490
  5.50%, 1/01/35-6/01/38..............      124      135,398
  6.00%, 3/01/38-7/01/39..............      189      207,477
  Series 2003
  5.00%, 11/01/33.....................       37       40,410
  5.50%, 4/01/33-7/01/33..............      149      161,835
  Series 2004
  5.50%, 4/01/34-11/01/34.............       99      107,741
  6.00%, 9/01/34......................       65       72,280
  Series 2005
  4.50%, 8/01/35......................       36       38,383
  5.50%, 2/01/35......................      154      168,257
  Series 2006
  5.00%, 2/01/36......................      133      143,360
  Series 2007
  4.50%, 9/01/35......................       95      100,923
  Series 2008
  5.50%, 5/01/38......................       34       37,399
  6.00%, 3/01/37-5/01/38..............      179      197,160
  Series 2010
  6.00%, 2/01/40-4/01/40..............       71       77,703
                                                 -----------
                                                   2,523,273
                                                 -----------
AGENCY FIXED RATE 15-YEAR -- 1.1%
Federal National Mortgage Association
  4.50%, TBA..........................       85       90,605
  4.50%, 6/01/26......................      234      248,780
                                                 -----------
                                                     339,385
                                                 -----------
Total Mortgage Pass-Through's.........             2,862,658
                                                 -----------
GOVERNMENTS - TREASURIES - 9.2%

UNITED STATES - 9.2%
U.S. Treasury Bonds
  4.50%, 2/15/36......................       90      117,774
  4.625%, 2/15/40.....................      295      397,881
  5.375%, 2/15/31.....................       55       78,392
U.S. Treasury Notes
  0.875%, 11/30/16....................      150      150,457
  1.00%, 8/31/16......................      953      963,727
  2.00%, 11/15/21.....................       65       65,742
  2.625%, 4/30/16-11/15/20............      725      781,774
  3.75%, 11/15/18.....................      256      297,238
                                                 -----------
Total Governments - Treasuries........             2,852,985
                                                 -----------
CORPORATES - INVESTMENT GRADES -- 7.6%/(B)/

INDUSTRIAL -- 3.4%

BASIC -- 0.5%
AngloGold Ashanti Holdings PLC
  5.375%, 4/15/20.....................       20       19,575

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                                  PRINCIPAL
                                                   AMOUNT
COMPANY                                             (000)   U.S. $ VALUE
------------------------------------------------------------------------
BASIC (CONTINUED)
ArcelorMittal
  6.125%, 6/01/18................................   $ 29     $  28,639
Dow Chemical Co. (The)
  7.375%, 11/01/29...............................      5         6,346
  8.55%, 5/15/19.................................     12        15,700
International Paper Co.
  5.30%, 4/01/15.................................     36        38,934
Packaging Corp. of America
  5.75%, 8/01/13.................................     30        31,615
PPG Industries, Inc.
  5.75%, 3/15/13.................................     13        13,702
                                                             ---------
                                                               154,511
                                                             ---------
CAPITAL GOODS -- 0.1%
Holcim US Finance Sarl & Cie SCS
  6.00%, 12/30/19................................      4         4,122
Republic Services, Inc.
  5.50%, 9/15/19.................................     20        23,081
                                                             ---------
                                                                27,203
                                                             ---------
COMMUNICATIONS - MEDIA -- 0.8%
CBS Corp.
  5.75%, 4/15/20.................................     15        16,836
Comcast Cable Communications Holdings, Inc.
  9.455%, 11/15/22...............................     15        21,373
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
  4.60%, 2/15/21.................................     15        15,596
  4.75%, 10/01/14................................     15        16,202
News America, Inc.
  6.55%, 3/15/33.................................      5         5,445
  9.25%, 2/01/13.................................     15        16,157
Reed Elsevier Capital, Inc.
  8.625%, 1/15/19................................     32        39,939
TCI Communications, Inc.
  7.875%, 2/15/26................................     25        33,111
Time Warner Cable, Inc.
  7.50%, 4/01/14.................................     10        11,197
Time Warner Entertainment Co. LP
  8.375%, 3/15/23................................     30        39,072
WPP Finance 2010
  4.75%, 11/21/21................................     16        15,883
                                                             ---------
                                                               230,811
                                                             ---------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.4%
American Tower Corp.
  5.05%, 9/01/20.................................     30        30,054
AT&T Corp.
  8.00%, 11/15/31................................      5         7,063
AT&T, Inc.
  4.45%, 5/15/21.................................     17        18,674
Telecom Italia Capital SA
  6.175%, 6/18/14................................     25        24,047
  6.375%, 11/15/33...............................     10         7,573
United States Cellular Corp.
  6.70%, 12/15/33................................     40        40,163
                                                             ---------
                                                               127,574
                                                             ---------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.1%
Harley-Davidson Funding Corp.
  5.75%, 12/15/14................................     27        29,149
                                                             ---------

                                           PRINCIPAL
                                            AMOUNT
COMPANY                                      (000)   U.S. $ VALUE
-----------------------------------------------------------------
CONSUMER CYCLICAL - ENTERTAINMENT -- 0.3%
Time Warner, Inc.
  4.70%, 1/15/21..........................   $ 10    $    10,767
  7.625%, 4/15/31.........................     25         32,272
Viacom, Inc.
  5.625%, 9/15/19.........................     30         33,680
                                                     -----------
                                                          76,719
                                                     -----------

CONSUMER CYCLICAL - RETAILERS -- 0.1%
CVS Caremark Corp.
  6.60%, 3/15/19..........................     25         30,473
                                                     -----------
CONSUMER NON-CYCLICAL -- 0.3%
Ahold Finance USA LLC
  6.875%, 5/01/29.........................     24         31,099
Bunge Ltd. Finance Corp.
  5.875%, 5/15/13.........................     25         26,020
Cadbury Schweppes US Finance LLC
  5.125%, 10/01/13........................     20         21,312
Delhaize Group SA
  5.875%, 2/01/14.........................     10         10,854
                                                     -----------
                                                          89,285
                                                     -----------
ENERGY -- 0.4%
Anadarko Petroleum Corp.
  5.95%, 9/15/16..........................      9         10,202
  6.45%, 9/15/36..........................     11         12,541
Marathon Petroleum Corp.
  3.50%, 3/01/16..........................      5          5,089
  5.125%, 3/01/21.........................     10         10,447
Nabors Industries, Inc.
  9.25%, 1/15/19..........................     23         28,932
Noble Energy, Inc.
  8.25%, 3/01/19..........................     29         37,711
Noble Holding International Ltd.
  4.90%, 8/01/20..........................      5          5,297
Weatherford International Ltd./Bermuda
  9.625%, 3/01/19.........................     15         19,399
                                                     -----------
                                                         129,618
                                                     -----------
TECHNOLOGY -- 0.1%
Agilent Technologies, Inc.
  5.00%, 7/15/20..........................      7          7,838
Hewlett-Packard Co.
  4.65%, 12/09/21.........................     13         13,716
HP Enterprise Services LLC
  7.45%, 10/15/29.........................     15         18,695
                                                     -----------
                                                          40,249
                                                     -----------
TRANSPORTATION - AIRLINES -- 0.1%
Southwest Airlines Co.
  5.25%, 10/01/14.........................     10         10,672
  5.75%, 12/15/16.........................     20         22,186
                                                     -----------
                                                          32,858
                                                     -----------
TRANSPORTATION - SERVICES -- 0.2%
Asciano Finance Ltd.
  3.125%, 9/23/15.........................     30         29,011
Con-way, Inc.
  6.70%, 5/01/34..........................     20         19,738

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011


                                       PRINCIPAL
                                        AMOUNT
COMPANY                                  (000)   U.S. $ VALUE
-------------------------------------------------------------
TRANSPORTATION - AIRLINES (CONTINUED)
Ryder System, Inc.
  5.85%, 11/01/16.....................    $11     $   12,644
  7.20%, 9/01/15......................     10         11,818
                                                  ----------
                                                      73,211
                                                  ----------
                                                   1,041,661
                                                  ----------
FINANCIAL INSTITUTIONS -- 3.0%

BANKING -- 1.6%
Bank of America Corp.
  Series L
  5.65%, 5/01/18......................     50         47,638
Bear Stearns Cos. LLC (The)
  5.70%, 11/15/14.....................     23         25,013
Capital One Financial Corp.
  4.75%, 7/15/21......................     25         25,728
Citigroup, Inc.
  5.50%, 4/11/13......................     18         18,377
  6.50%, 8/19/13......................     30         31,229
  8.50%, 5/22/19......................     15         17,656
Compass Bank
  5.50%, 4/01/20......................     35         33,843
Goldman Sachs Group, Inc. (The)
  5.25%, 7/27/21......................     13         12,682
  6.00%, 6/15/20......................     15         15,365
  7.50%, 2/15/19......................     35         38,654
JPMorgan Chase & Co.
  4.40%, 7/22/20......................     20         20,424
  4.75%, 5/01/13......................     25         26,135
Macquarie Group Ltd.
  4.875%, 8/10/17.....................     40         37,724
Morgan Stanley
  5.30%, 3/01/13......................     40         40,490
PNC Funding Corp.
  5.125%, 2/08/20.....................     15         16,950
Royal Bank of Scotland PLC (The)
  6.125%, 1/11/21.....................     20         19,731
UFJ Finance Aruba AEC
  6.75%, 7/15/13......................     15         16,028
Wachovia Corp.
  5.50%, 5/01/13......................     35         36,929
                                                  ----------
                                                     480,596
                                                  ----------
FINANCE -- 0.2%
General Electric Capital Corp.
  4.80%, 5/01/13......................     30         31,406
  5.625%, 5/01/18.....................     15         16,800
SLM Corp.
  Series A
  5.375%, 1/15/13.....................     15         15,104
                                                  ----------
                                                      63,310
                                                  ----------
INSURANCE -- 0.9%
Allied World Assurance Co., Ltd.
  7.50%, 8/01/16......................     13         14,671
Allstate Corp. (The)
  6.125%, 5/15/37.....................     26         23,628
Coventry Health Care, Inc.
  6.125%, 1/15/15.....................      5          5,474

                                                   PRINCIPAL
                                                    AMOUNT
COMPANY                                              (000)   U.S. $ VALUE
-------------------------------------------------------------------------
INSURANCE (CONTINUED)
  6.30%, 8/15/14..................................    $25     $   27,202
Genworth Financial, Inc.
  6.515%, 5/22/18.................................     34         31,204
Guardian Life Insurance Co. of America
  7.375%, 9/30/39.................................     15         19,094
Hartford Financial Services Group, Inc.
  6.10%, 10/01/41.................................     18         16,845
Humana, Inc.
  6.45%, 6/01/16..................................     10         11,071
Lincoln National Corp.
  8.75%, 7/01/19..................................      9         10,947
Markel Corp.
  7.125%, 9/30/19.................................     18         20,900
Massachusetts Mutual Life Insurance Co.
  8.875%, 6/01/39.................................     15         21,941
MetLife, Inc.
  7.717%, 2/15/19.................................     22         27,587
Nationwide Mutual Insurance Co.
  9.375%, 8/15/39.................................     25         30,211
XL Group PLC
  6.25%, 5/15/27..................................     19         19,253
                                                              ----------
                                                                 280,028
                                                              ----------

OTHER FINANCE -- 0.1%
ORIX Corp.
  4.71%, 4/27/15..................................     25         25,828
                                                              ----------

REITS -- 0.2%
ERP Operating LP
  5.25%, 9/15/14..................................     24         25,541
HCP, Inc.
  5.375%, 2/01/21.................................     20         20,967
Healthcare Realty Trust, Inc.
  5.125%, 4/01/14.................................     30         30,772
                                                              ----------
                                                                  77,280
                                                              ----------
                                                                 927,042
                                                              ----------

UTILITY -- 1.1%

ELECTRIC -- 0.7%
Allegheny Energy Supply Co. LLC
  5.75%, 10/15/19.................................     13         13,904
Constellation Energy Group, Inc.
  5.15%, 12/01/20.................................     30         32,509
Enersis SA
  7.375%, 1/15/14.................................     18         19,670
FirstEnergy Corp.
  Series C
  7.375%, 11/15/31................................     25         30,744
Nisource Finance Corp.
  6.80%, 1/15/19..................................     35         40,994
SPI Electricity & Gas Australia Holdings Pty Ltd.
  6.15%, 11/15/13.................................     30         31,839
TECO Finance, Inc.
  4.00%, 3/15/16..................................     10         10,517
  5.15%, 3/15/20..................................     10         11,112

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)   U.S. $ VALUE
--------------------------------------------------------------------
ELECTRIC (CONTINUED)
Union Electric Co.
  6.70%, 2/01/19.............................   $  5     $    6,074
Wisconsin Energy Corp.
  6.25%, 5/15/67.............................     32         32,016
                                                         ----------
                                                            229,379
                                                         ----------

NATURAL GAS -- 0.4%
Energy Transfer Partners LP
  6.125%, 2/15/17............................     10         10,979
  6.625%, 10/15/36...........................      5          5,258
  6.70%, 7/01/18.............................     15         16,641
EQT Corp.
  8.125%, 6/01/19............................     19         22,287
Kinder Morgan Energy Partners LP
  4.15%, 3/01/22.............................     14         14,240
TransCanada PipeLines Ltd.
  6.35%, 5/15/67.............................     28         28,094
Williams Partners LP
  5.25%, 3/15/20.............................     20         22,139
                                                         ----------
                                                            119,638
                                                         ----------
                                                            349,017
                                                         ----------

NON CORPORATE SECTORS -- 0.1%

AGENCIES - NOT GOVERNMENT GUARANTEED -- 0.1%
Petrobras International Finance Co. -- Pifco
  5.75%, 1/20/20.............................     25         26,753
                                                         ----------
Total Corporates -- Investment Grades........             2,344,473
                                                         ----------

AGENCIES -- 6.2%

AGENCY DEBENTURES -- 6.2%
Federal Farm Credit Bank
  0.287%, 11/13/12/(c)/......................    200        200,178
  0.344%, 4/26/13/(c)/.......................    280        280,436
  0.354%, 6/26/13/(c)/.......................    300        300,528
Federal National Mortgage Association
  0.315%, 9/17/12-10/18/12/(c)/..............    450        450,446
  6.25%, 5/15/29.............................    150        211,180
  6.625%, 11/15/30...........................    145        214,767
Residual Funding Corp. Principal Strip
  Zero Coupon, 7/15/20.......................    310        258,393
                                                         ----------
Total Agencies...............................             1,915,928
                                                         ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.5%

NON-AGENCY FIXED RATE CMBS -- 2.3%
Citigroup Commercial Mortgage Trust
  Series 2004-C1, Class A4
  5.364%, 4/15/40............................     95        101,650
Credit Suisse First Boston Mortgage Securities Corp.
  Series 2004-C1, Class A4
  4.75%, 1/15/37.............................     45         47,139
  Series 2005-C1, Class A4
  5.014%, 2/15/38............................    105        113,046
GS Mortgage Securities Corp. II
  Series 2004-GG2, Class A6
  5.396%, 8/10/38............................    100        107,077
LB-UBS Commercial Mortgage Trust
  Series 2004-C4, Class A4
  5.32%, 6/15/29.............................     35         37,507

                                             PRINCIPAL
                                              AMOUNT
COMPANY                                        (000)   U.S. $ VALUE
-------------------------------------------------------------------
NON-AGENCY FIXED RATE CMBS (CONTINUED)
  Series 2006-C1, Class A4
  5.156%, 2/15/31...........................   $ 95    $   104,807
  Series 2006-C4, Class A4
  5.87%, 6/15/38............................     50         56,076
Merrill Lynch Mortgage Trust
  Series 2005-CKI1, Class A6
  5.22%, 11/12/37...........................     55         60,904
WF-RBS Commercial Mortgage Trust
  Series 2011-C3, Class A2
  3.24%, 3/15/44............................     68         69,863
                                                       -----------
                                                           698,069
                                                       -----------

AGENCY CMBS -- 0.2%
FHLMC Multifamily Structured Pass Through Certificates
  Series K010, Class A1
  3.32%, 7/25/20............................     64         67,892
                                                       -----------
Total Commercial Mortgage-Backed Securities.               765,961
                                                       -----------

INFLATION-LINKED SECURITIES -- 1.2%

UNITED STATES -- 1.2%
U.S. Treasury Inflation Index
  1.875%, 7/15/13 (TIPS)....................    280        360,983
                                                       -----------

GOVERNMENTS - SOVEREIGN BONDS -- 0.4%

POLAND -- 0.1%
Poland Government International Bond
  3.875%, 7/16/15...........................     39         39,390
                                                       -----------

RUSSIA -- 0.3%
Russian Foreign Bond -- Eurobond
  7.50%, 3/31/30............................     71         82,420
                                                       -----------
Total Governments -- Sovereign Bonds........               121,810
                                                       -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%

NON-AGENCY FIXED RATE -- 0.2%
Indymac Index Mortgage Loan Trust
  Series 2006-AR7, Class 4A1
  5.408%, 5/25/36...........................     30         12,879
JP Morgan Alternative Loan Trust
  Series 2006-A3, Class 2A1
  2.665%, 7/25/36...........................     68         35,232
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A8, Class A1C1
  5.25%, 8/25/36............................     20         19,234
                                                       -----------
                                                            67,345
                                                       -----------

NON-AGENCY FLOATING RATE -- 0.2%
Countrywide Alternative Loan Trust
  Series 2005-62, Class 2A1
  1.208%, 12/25/35..........................     21         12,442
  Series 2006-OA14, Class 3A1
  1.058%, 11/25/46..........................     84         34,669
                                                       -----------
                                                            47,111
                                                       -----------
Total Collateralized Mortgage Obligations...               114,456
                                                       -----------

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

                                                 PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)   U.S. $ VALUE
-----------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 0.2%

HOME EQUITY LOANS - FIXED RATE -- 0.2%
Asset Backed Funding Certificates
  Series 2003-WF1, Class A2
  1.382%, 12/25/32..............................   $ 19    $    15,950
Citifinancial Mortgage Securities, Inc.
  Series 2003-1, Class AFPT
  3.36%, 1/25/33................................     13         11,268
Credit-Based Asset Servicing and Securitization
  LLC
  Series 2003-CB1, Class AF
  3.95%, 1/25/33................................     31         26,974
                                                           -----------
                                                                54,192
                                                           -----------

HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Indymac Residential Asset Backed Trust
  Series 2007-B, Class M1
  0.604%, 7/25/37...............................    103          1,549
Option One
  Series 2007-4, Class M1
  0.664%, 4/25/37...............................    110          1,243
Residential Asset Securities Corp.
  Series 2003-KS3, Class A2
  0.894%, 5/25/33...............................      2          1,813
                                                           -----------
                                                                 4,605
                                                           -----------
Total Asset-Backed Securities...................                58,797
                                                           -----------

LOCAL GOVERNMENTS - MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
California GO
  7.625%, 3/01/40...............................     40         49,214
                                                           -----------
GOVERNMENTS - SOVEREIGN AGENCIES -- 0.1%

GERMANY -- 0.1%
Landwirtschaftliche Rentenbank
  5.125%, 2/01/17...............................     20         23,348
                                                           -----------

CORPORATES - NON-INVESTMENT GRADE -- 0.1%(B)

FINANCIAL INSTITUTIONS -- 0.1%

BANKING -- 0.1%
BankAmerica Capital II
  Series 2
  8.00%, 12/15/26...............................     25         22,500
                                                           -----------
Total Long-Term Debt Securities
  (amortized cost $11,187,243)..................            11,493,113
                                                           -----------
                                                  SHARES
-----------------------------------------------------------------------
PREFERRED STOCKS -- 0.1%

CONSUMER DISCRETIONARY -- 0.1%

AUTOMOBILE -- 0.1%
Volkswagen AG...................................    300         44,989
                                                           -----------
Total preferred stock
 (amortized cost $41,460).......................                44,989
                                                           -----------

-----------
The accompanying notes are an integral part of these financial statements.

                                                 PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)   U.S. $ VALUE
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.9%

TIME DEPOSIT -- 2.9%
JP Morgan Nassau
  0.051%, 1/03/12
  (amortized cost $886,379).....................   $886    $   886,379
                                                           -----------

TOTAL INVESTMENTS -- 102.2%
  (cost/amortized cost $30,407,618).............            31,514,197
Liabilities in excess of other assets -- (2.2)%.              (693,035)
                                                           -----------
NET ASSETS -- 100.0%............................           $30,821,162
                                                           ===========

-----------
(a)Non-income producing security.
(b)Classification of investment grade and non-investment grade is unaudited.
(c)Floating Rate Security. Stated interest rate was in effect at December 31, 2011.

Glossary:
FHLMC -- Federal Home Loan Mortgage Corporation
GO -- General Obligation
TBA -- To Be Announced
CMBS -- Commercial Mortgage-Backed Securities
CMOs -- Collateralized Mortgage Obligations
FDIC -- Federal Deposit Insurance Corporation
REIT -- Real Estate Investment Trust

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

                % OF TOTAL INVESTMENT*  COUNTRY DIVERSIFICATION
                ----------------------  -----------------------
                65.0%                   United States
                 8.5%                   United Kingdom
                 6.7%                   Canada
                 5.7%                   Japan
                 2.8%                   Australia
                 2.1%                   Germany
                 1.6%                   France
                 1.4%                   Switzerland
                 1.0%                   Spain
                 0.9%                   Norway
                 0.9%                   Netherlands
                 0.8%                   Italy
                 0.8%                   Sweden
                 1.8%                   Other
                 ----                   -----
                100.0%                  Total Investments
                ======                  =================
-----------
* All data are as of December 31, 2011. The Portfolio's country breakdown is expressed as a percentage of each Portfolio's long-term investments and may vary over time. "Other" country weightings represent 0.7% or less in the following countries: Austria, Belgium, Bermuda, Brazil, Chile, Denmark, Finland, Hong Kong, Ireland, Luxembourg, New Zealand, Poland, Russia and South Africa.
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks and rights -- at value (cost: $50,618,877).......... $69,825,398
  Short-term debt securities -- at value (amortized cost: $181,718).     181,718
Cash................................................................      99,985
Interest and dividends receivable...................................     365,910
Fees receivable from Contractowners.................................       2,083
                                                                     -----------
   Total assets.....................................................  70,475,094
                                                                     -----------

LIABILITIES:
Variation margin due to broker......................................         720
Due to AXA Equitable's General Account..............................     745,697
Accrued custody and bank fees.......................................      14,988
Administrative fees payable.........................................      30,011
Asset management fee payable........................................      10,792
Accrued expenses....................................................       2,668
                                                                     -----------
   Total liabilities................................................     804,876
                                                                     -----------
NET ASSETS.......................................................... $69,670,218
                                                                     ===========

Amount retained by AXA Equitable in Separate Account No. 4.......... $ 2,883,538
Net assets attributable to contractowners...........................  38,383,142
Net Assets allocated to contracts in payout period..................  28,403,538
                                                                     -----------
NET ASSETS.......................................................... $69,670,218
                                                                     ===========


               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.       3,940        $9,295.69
RIA...........       3,801           861.69
MRP...........      80,355           337.99
EPP...........       2,926           894.10

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
Dividend (net of foreign taxes withheld of $238)...................................... $ 1,130,161
Interest..............................................................................         229
                                                                                       -----------
Investment income.....................................................................   1,130,390
                                                                                       -----------
Other income..........................................................................         356
                                                                                       -----------
Total income..........................................................................   1,130,746
                                                                                       -----------
EXPENSES (NOTE 7):
Asset management fees.................................................................     (97,886)
Custody and bank fees.................................................................     (60,156)
                                                                                       -----------
Total expenses........................................................................    (158,042)
                                                                                       -----------
NET INVESTMENT INCOME.................................................................     972,704
                                                                                       -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FUTURES TRANSACTIONS (NOTE 2):
  Net realized gain from investments transactions.....................................   4,482,901
  Net realized gain on futures transactions...........................................         148
  Change in unrealized depreciation of investments....................................  (2,736,169)
  Change in unrealized depreciation on futures contracts..............................        (735)
                                                                                       -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................................   1,746,145
                                                                                       -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................................. $ 2,718,849
                                                                                       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              YEAR ENDED
                                                                                            YEAR ENDED     DECEMBER 31, 2010
                                                                                         DECEMBER 31, 2011   AS RESTATED*
                                                                                         ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.................................................................   $    972,704      $  1,324,468
  Net realized gain on investments and futures contracts................................      4,483,049         5,923,671
  Change in unrealized appreciation/(depreciation) of investments and futures contracts.     (2,736,904)        3,805,212
                                                                                           ------------      ------------
  Net increase in net assets attributable to operations.................................      2,718,849        11,053,351
                                                                                           ------------      ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.........................................................................      4,895,777         7,545,250
  Withdrawals...........................................................................    (11,997,444)      (20,350,245)
  Assets management fees (Note 7).......................................................        (51,374)          (50,312)
  Administrative fees (Note 7)..........................................................       (276,955)         (354,359)
                                                                                           ------------      ------------

  Net decrease in net assets attributable to contractowner transactions.................     (7,429,996)      (13,209,666)
                                                                                           ------------      ------------

  Net increase in net assets attributable to AXA Equitable's transactions...............          6,335             4,703
                                                                                           ------------      ------------

DECREASE IN NET ASSETS..................................................................     (4,704,812)       (2,151,612)
NET ASSETS -- BEGINNING OF PERIOD.......................................................     74,375,030        76,526,642
                                                                                           ------------      ------------

NET ASSETS -- END OF PERIOD.............................................................   $ 69,670,218      $ 74,375,030
                                                                                           ============      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                               SHARES U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS -- 100.2%

INFORMATION TECHNOLOGY -- 27.5%

COMMUNICATIONS EQUIPMENT -- 1.9%
Acme Packet, Inc./(a)/...............................    550 $    17,000
Ciena Corp./(a)/.....................................  1,000      12,100
F5 Networks, Inc./(a)/...............................    900      95,508
Harris Corp..........................................    350      12,614
JDS Uniphase Corp./(a)/..............................  2,400      25,056
Juniper Networks, Inc./(a)/..........................  5,560     113,480
Polycom, Inc./(a)/...................................  1,850      30,155
QUALCOMM, Inc........................................ 17,720     969,284
Riverbed Technology, Inc./(a)/.......................  1,600      37,600
                                                             -----------
                                                               1,312,797
                                                             -----------
COMPUTERS & PERIPHERALS -- 6.9%
Apple, Inc./(a)/.....................................  9,861   3,993,705
Dell, Inc./(a)/...................................... 12,750     186,532
EMC Corp./Massachusetts/(a)/......................... 21,750     468,495
Fusion-io, Inc.......................................     98       2,372
NCR Corp./(a)/.......................................  1,300      21,398
NetApp, Inc./(a)/....................................  3,900     141,453
QLogic Corp./(a)/....................................    900      13,500
                                                             -----------
                                                               4,827,455
                                                             -----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%
Amphenol Corp. -- Class A............................  1,800      81,702
Arrow Electronics, Inc./(a)/.........................    150       5,612
Dolby Laboratories, Inc. -- Class A/(a)/.............    550      16,781
FLIR Systems, Inc....................................  1,600      40,112
IPG Photonics Corp./(a)/.............................    300      10,161
Jabil Circuit, Inc...................................  1,650      32,439
National Instruments Corp............................    950      24,652
Trimble Navigation Ltd./(a)/.........................  1,300      56,420
                                                             -----------
                                                                 267,879
                                                             -----------
INTERNET SOFTWARE & SERVICES -- 3.2%
Akamai Technologies, Inc./(a)/.......................  1,800      58,104
eBay, Inc./(a)/......................................  6,600     200,178
Equinix, Inc./(a)/...................................    500      50,700
Google, Inc. -- Class A/(a)/.........................  2,720   1,756,848
LinkedIn Corp./(a)/..................................    100       6,301
Rackspace Hosting, Inc./(a)/.........................  1,100      47,311
VeriSign, Inc........................................  1,700      60,724
VistaPrint NV........................................    400      12,240
WebMD Health Corp. -- Class A/(a)/...................    622      23,356
                                                             -----------
                                                               2,215,762
                                                             -----------
IT SERVICES -- 6.4%
Accenture PLC........................................  6,800     361,964
Alliance Data Systems Corp./(a)/.....................    550      57,112
Automatic Data Processing, Inc.......................  5,250     283,552
Booz Allen Hamilton Holding Corp./(a)/...............    117       2,018
Broadridge Financial Solutions, Inc..................  1,200      27,060
Cognizant Technology Solutions Corp. -- Class A/(a)/.  3,250     209,008
DST Systems, Inc.....................................     50       2,276
Fiserv, Inc./(a)/....................................  1,250      73,425
FleetCor Technologies, Inc./(a)/.....................    144       4,301
Gartner, Inc./(a)/...................................  1,050      36,509
Genpact Ltd..........................................  1,000      14,950
Global Payments, Inc.................................    850      40,273
International Business Machines Corp................. 12,846   2,362,122

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Lender Processing Services, Inc..........    900 $    13,563
Mastercard, Inc. -- Class A..............  1,150     428,743
NeuStar, Inc. -- Class A/(a)/............    800      27,336
Paychex, Inc.............................  3,150      94,847
SAIC, Inc./(a)/..........................    980      12,044
Teradata Corp./(a)/......................  1,800      87,318
VeriFone Systems, Inc./(a)/..............  1,100      39,072
Visa, Inc. -- Class A....................  1,800     182,754
Western Union Co. (The) -- Class W.......  6,650     121,429
                                                 -----------
                                                   4,481,676
                                                 -----------
OFFICE ELECTRONICS -- 0.0%
Zebra Technologies Corp. -- Class A/(a)/.    650      23,257
                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
Advanced Micro Devices, Inc./(a)/........  6,450      34,830
Altera Corp..............................  3,350     124,285
Analog Devices, Inc......................  3,100     110,918
Applied Materials, Inc...................    850       9,104
Atmel Corp./(a)/.........................  4,450      36,045
Avago Technologies Ltd...................  1,950      56,277
Broadcom Corp. -- Class A/(a)/...........  5,600     164,416
Cree, Inc./(a)/..........................     50       1,102
Cypress Semiconductor Corp./(a)/.........  1,600      27,024
Freescale Semiconductor Hold.............    250       3,163
Intersil Corp. -- Class A................    650       6,786
KLA-Tencor Corp..........................  1,400      67,550
Lam Research Corp./(a)/..................  1,300      48,126
Linear Technology Corp...................  2,400      72,072
LSI Corp./(a)/...........................  1,800      10,710
Maxim Integrated Products, Inc...........  3,050      79,422
MEMC Electronic Materials, Inc./(a)/.....  1,350       5,319
Microchip Technology, Inc................  2,000      73,260
NVIDIA Corp./(a)/........................  6,300      87,318
ON Semiconductor Corp./(a)/..............  4,700      36,284
PMC -- Sierra, Inc./(a)/.................    100         551
Silicon Laboratories, Inc./(a)/..........    400      17,368
Skyworks Solutions, Inc./(a)/............  2,000      32,440
Texas Instruments, Inc...................  7,750     225,602
Xilinx, Inc..............................  2,800      89,768
                                                 -----------
                                                   1,419,740
                                                 -----------
SOFTWARE -- 6.6%
Adobe Systems, Inc./(a)/.................  5,260     148,700
ANSYS, Inc./(a)/.........................  1,000      57,280
Ariba, Inc./(a)/.........................  1,000      28,080
Autodesk, Inc./(a)/......................  2,350      71,276
BMC Software, Inc./(a)/..................  1,850      60,643
Cadence Design Systems, Inc./(a)/........  2,850      29,640
Citrix Systems, Inc./(a)/................  2,000     121,440
Compuware Corp./(a)/.....................  1,600      13,312
Electronic Arts, Inc./(a)/...............  3,450      71,070
Factset Research Systems, Inc............    500      43,640
Fortinet, Inc./(a)/......................  1,250      27,263
Informatica Corp./(a)/...................  1,100      40,623
Intuit, Inc..............................  3,150     165,658
MICROS Systems, Inc./(a)/................    850      39,593
Microsoft Corp./(b)/..................... 78,650   2,041,754
Nuance Communications, Inc./(a)/.........  2,500      62,900
Oracle Corp.............................. 40,700   1,043,955
Red Hat, Inc./(a)/.......................  2,050      84,644

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
Rovi Corp./(a)/..............................  1,200 $    29,496
Salesforce.com, Inc./(a)/....................  1,450     147,117
Solera Holdings, Inc.........................    750      33,405
Symantec Corp./(a)/..........................  7,950     124,417
Synopsys, Inc./(a)/..........................    100       2,720
TIBCO Software, Inc./(a)/....................  1,750      41,843
VMware, Inc. -- Class A/(a)/.................    900      74,871
                                                     -----------
                                                       4,605,340
                                                     -----------
                                                      19,153,906
                                                     -----------
CONSUMER DISCRETIONARY -- 14.0%

AUTO COMPONENTS -- 0.3%
BorgWarner, Inc./(a)/........................  1,200      76,488
Gentex Corp..................................  1,500      44,385
Goodyear Tire & Rubber Co. (The)/(a)/........  2,600      36,842
Johnson Controls, Inc........................  1,800      56,268
Visteon Corp./(a)/...........................     50       2,497
                                                     -----------
                                                         216,480
                                                     -----------
AUTOMOBILES -- 0.5%
Ford Motor Co./(a)/.......................... 22,086     237,646
Harley-Davidson, Inc.........................  2,500      97,175
Tesla Motors, Inc./(a)/......................    570      16,279
                                                     -----------
                                                         351,100
                                                     -----------
DISTRIBUTORS -- 0.1%
Genuine Parts Co.............................    450      27,540
LKQ Corp./(a)/...............................  1,450      43,616
                                                     -----------
                                                          71,156
                                                     -----------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
Apollo Group, Inc. -- Class A/(a)/...........  1,200      64,644
DeVry, Inc...................................    600      23,076
H&R Block, Inc...............................  1,900      31,027
ITT Educational Services, Inc./(a)/..........    300      17,067
Weight Watchers International, Inc...........    300      16,503
                                                     -----------
                                                         152,317
                                                     -----------
HOTELS, RESTAURANTS & LEISURE -- 3.6%
Bally Technologies, Inc./(a)/................    400      15,824
Brinker International, Inc...................    800      21,408
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    350     118,209
Choice Hotels International, Inc.............     50       1,903
Darden Restaurants, Inc......................  1,450      66,091
Dunkin' Brands Group, Inc./(a)/..............    196       4,896
Hyatt Hotels Corp./(a)/......................     50       1,882
International Game Technology................  1,600      27,520
Las Vegas Sands Corp./(a)/...................  4,100     175,193
Marriott International, Inc./DE -- Class A...  2,728      79,576
Marriott Vacations Worldwide Corp./(a)/......    272       4,668
McDonald's Corp.............................. 11,000   1,103,630
MGM Resorts International/(a)/...............    800       8,344
Panera Bread Co. -- Class A/(a)/.............    300      42,435
Royal Caribbean Cruises Ltd..................    800      19,816
Starbucks Corp...............................  7,900     363,479
Starwood Hotels & Resorts Worldwide, Inc.....  2,000      95,940
Wynn Resorts Ltd.............................    850      93,916
Yum! Brands, Inc.............................  4,950     292,099
                                                     -----------
                                                       2,536,829
                                                     -----------

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.2%
Garmin Ltd.....................................    150 $     5,972
Harman International Industries, Inc...........    500      19,020
Leggett & Platt, Inc...........................  1,100      25,344
Tempur-Pedic International, Inc./(a)/..........    750      39,397
Tupperware Brands Corp.........................    650      36,380
                                                       -----------
                                                           126,113
                                                       -----------
INTERNET & CATALOG RETAIL -- 1.5%
Amazon.com, Inc./(a)/..........................  3,900     675,090
Expedia, Inc...................................    600      17,412
Groupon, Inc./(a)/.............................    350       7,221
HomeAway, Inc./(a)/............................     58       1,349
NetFlix, Inc./(a)/.............................    550      38,109
Priceline.com, Inc./(a)/.......................    550     257,240
TripAdvisor, Inc./(a)/.........................    600      15,126
                                                       -----------
                                                         1,011,547
                                                       -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
Hasbro, Inc....................................  1,200      38,268
Mattel, Inc....................................  2,650      73,564
Polaris Industries, Inc........................    700      39,186
                                                       -----------
                                                           151,018
                                                       -----------
MEDIA -- 3.0%
AMC Networks, Inc./(a)/........................    550      20,669
Cablevision Systems Corp.......................  2,300      32,706
CBS Corp. -- Class B...........................  1,100      29,854
Charter Communications, Inc./(a)/..............    600      34,164
Comcast Corp. -- Class A....................... 12,700     301,117
DIRECTV/(a)/...................................  7,591     324,591
Discovery Communications, Inc. -- Class A/(a)/.  2,950     120,861
DISH Network Corp. -- Class A..................  1,600      45,568
Interpublic Group of Cos., Inc. (The)..........  1,850      18,001
John Wiley & Sons, Inc. -- Class A.............    500      22,200
Lamar Advertising Co./(a)/.....................    150       4,125
Liberty Global, Inc./(a)/......................  2,850     116,936
McGraw-Hill Cos., Inc. (The)...................  2,650     119,170
Morningstar, Inc...............................    250      14,863
Omnicom Group, Inc.............................  2,900     129,282
Pandora Media, Inc./(a)/.......................     94         941
Regal Entertainment Group -- Class A...........    250       2,985
Scripps Networks Interactive, Inc. -- Class A..  1,000      42,420
Sirius XM Radio, Inc./(a)/..................... 41,800      76,076
Thomson Reuters Corp...........................  1,850      49,340
Time Warner Cable, Inc. -- Class A.............  3,600     228,852
Viacom, Inc. -- Class B........................  6,150     279,271
Virgin Media, Inc..............................  3,350      71,623
                                                       -----------
                                                         2,085,615
                                                       -----------
MULTILINE RETAIL -- 0.7%
Big Lots, Inc./(a)/............................    250       9,440
Dollar General Corp./(a)/......................  1,050      43,197
Dollar Tree, Inc./(a)/.........................  1,325     110,121
Family Dollar Stores, Inc......................  1,300      74,958
Kohl's Corp....................................  2,450     120,907
Macy's, Inc....................................    550      17,699
Nordstrom, Inc.................................  1,750      86,993
Target Corp....................................    368      18,849
                                                       -----------
                                                           482,164
                                                       -----------

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
SPECIALTY RETAIL -- 2.6%
Aaron's, Inc................................    675 $    18,009
Abercrombie & Fitch Co. -- Class A..........    800      39,072
Advance Auto Parts, Inc.....................    800      55,704
AutoNation, Inc./(a)/.......................    200       7,374
AutoZone, Inc./(a)/.........................    300      97,491
Bed Bath & Beyond, Inc./(a)/................  2,650     153,620
CarMax, Inc./(a)/...........................    450      13,716
Chico's FAS, Inc............................  1,150      12,811
Dick's Sporting Goods, Inc..................  1,000      36,880
DSW, Inc....................................    200       8,842
Guess?, Inc.................................    650      19,383
Home Depot, Inc. (The)...................... 10,201     428,850
J Crew Group, Inc...........................    550           0
Limited Brands, Inc.........................  2,550     102,893
O'Reilly Automotive, Inc./(a)/..............  1,400     111,930
PetSmart, Inc...............................  1,200      61,548
Ross Stores, Inc............................  2,500     118,825
Sally Beauty Holdings, Inc./(a)/............    900      19,017
Tiffany & Co................................  1,350      89,451
TJX Cos., Inc...............................  4,050     261,427
Tractor Supply Co...........................    800      56,120
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.    500      32,460
Urban Outfitters, Inc./(a)/.................  1,250      34,450
Williams-Sonoma, Inc........................    650      25,025
                                                    -----------
                                                      1,804,898
                                                    -----------

TEXTILES, APPAREL & LUXURY GOODS -- 1.1%
Coach, Inc..................................  3,150     192,276
Deckers Outdoor Corp./(a)/..................    450      34,006
Fossil, Inc./(a)/...........................    550      43,648
Hanesbrands, Inc./(a)/......................  1,000      21,860
NIKE, Inc. -- Class B.......................  3,800     366,206
PVH Corp....................................    100       7,049
Ralph Lauren Corp...........................    700      96,656
Under Armour, Inc./(a)/.....................    400      28,716
                                                    -----------
                                                        790,417
                                                    -----------
                                                      9,779,654
                                                    -----------

CONSUMER STAPLES -- 12.6%

BEVERAGES -- 4.1%
Brown-Forman Corp. -- Class B...............    950      76,485
Coca-Cola Co. (The)......................... 20,900   1,462,373
Coca-Cola Enterprises, Inc..................  2,550      65,739
Dr Pepper Snapple Group, Inc................  2,250      88,830
Hansen Natural Corp./(a)/...................    750      69,105
PepsiCo, Inc./NC............................ 16,787   1,113,817
                                                    -----------
                                                      2,876,349
                                                    -----------

FOOD & STAPLES RETAILING -- 2.8%
Costco Wholesale Corp.......................  4,650     387,438
Kroger Co. (The)............................  4,750     115,045
Sysco Corp..................................  6,100     178,913
Wal-Mart Stores, Inc........................ 14,322     855,883
Walgreen Co.................................  9,100     300,846
Whole Foods Market, Inc.....................  1,650     114,807
                                                    -----------
                                                      1,952,932
                                                    -----------

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
FOOD PRODUCTS -- 1.3%
Bunge Ltd.........................................    400  $   22,880
Campbell Soup Co..................................  1,400      46,536
ConAgra Foods, Inc................................    550      14,520
Corn Products International, Inc..................    650      34,184
Flowers Foods, Inc................................  1,150      21,827
General Mills, Inc................................  5,050     204,070
Green Mountain Coffee Roasters, Inc./(a)/.........  1,300      58,305
Hershey Co. (The).................................  1,200      74,136
HJ Heinz Co.......................................  2,000     108,080
Hormel Foods Corp.................................    750      21,968
Kellogg Co........................................  2,350     118,839
McCormick & Co., Inc./MD..........................    950      47,899
Mead Johnson Nutrition Co. -- Class A.............    400      27,492
Sara Lee Corp.....................................  5,150      97,438
                                                           ----------
                                                              898,174
                                                           ----------

HOUSEHOLD PRODUCTS -- 1.3%
Church & Dwight Co., Inc..........................    900      41,184
Clorox Co. (The)..................................    100       6,656
Colgate-Palmolive Co..............................  4,700     434,233
Kimberly-Clark Corp...............................  3,600     264,816
Procter & Gamble Co. (The)........................  2,000     133,420
                                                           ----------
                                                              880,309
                                                           ----------

PERSONAL PRODUCTS -- 0.4%
Avon Products, Inc................................  4,550      79,488
Estee Lauder Cos., Inc. (The) -- Class A..........  1,200     134,784
Herbalife Ltd.....................................  1,250      64,588
                                                           ----------
                                                              278,860
                                                           ----------

TOBACCO -- 2.7%
Altria Group, Inc................................. 16,550     490,707
Philip Morris International, Inc.................. 17,077   1,340,203
Reynolds American, Inc............................  1,100      45,562
                                                           ----------
                                                            1,876,472
                                                           ----------
                                                            8,763,096
                                                           ----------

INDUSTRIALS -- 12.5%

AEROSPACE & DEFENSE -- 3.4%
Alliant Techsystems, Inc..........................     50       2,858
BE Aerospace, Inc./(a)/...........................    950      36,775
Boeing Co. (The)..................................  6,900     506,115
Goodrich Corp.....................................    550      68,035
Honeywell International, Inc......................  8,300     451,105
Lockheed Martin Corp..............................  2,700     218,430
Precision Castparts Corp..........................  1,550     255,424
Rockwell Collins, Inc.............................  1,550      85,824
Spirit Aerosystems Holdings, Inc. -- Class A/(a)/.    250       5,195
Textron, Inc......................................    150       2,774
TransDigm Group, Inc./(a)/........................    550      52,624
United Technologies Corp..........................  9,150     668,773
                                                           ----------
                                                            2,353,932
                                                           ----------

AIR FREIGHT & LOGISTICS -- 1.2%
CH Robinson Worldwide, Inc........................  1,750     122,115
Expeditors International of Washington, Inc.......  2,250      92,160
FedEx Corp........................................    200      16,702

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
AIR FREIGHT & LOGISTICS (CONTINUED)
United Parcel Service, Inc. -- Class B. 7,750  $   567,222
UTI Worldwide, Inc.....................   950       12,626
                                               -----------
                                                   810,825
                                               -----------

AIRLINES -- 0.2%
AMR Corp./(a)/......................... 1,650          578
Copa Holdings SA -- Class A............   350       20,534
Delta Air Lines, Inc./(a)/............. 5,300       42,877
Southwest Airlines Co.................. 1,450       12,412
United Continental Holdings, Inc./(a)/. 2,977       56,176
                                               -----------
                                                   132,577
                                               -----------

BUILDING PRODUCTS -- 0.1%
Armstrong World Industries, Inc./(a)/..    50        2,194
Lennox International, Inc..............   550       18,562
Masco Corp............................. 3,700       38,776
                                               -----------
                                                    59,532
                                               -----------

COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Avery Dennison Corp....................    50        1,434
Copart, Inc./(a)/......................   600       28,734
Covanta Holding Corp...................    50          685
Iron Mountain, Inc..................... 1,900       58,520
KAR Auction Services, Inc./(a)/........    50          675
Stericycle, Inc./(a)/..................   900       70,128
Waste Connections, Inc................. 1,025       33,968
                                               -----------
                                                   194,144
                                               -----------

CONSTRUCTION & ENGINEERING -- 0.2%
AECOM Technology Corp./(a)/............   550       11,314
Chicago Bridge & Iron Co. NV...........   600       22,680
Fluor Corp............................. 1,850       92,962
KBR, Inc...............................   100        2,787
                                               -----------
                                                   129,743
                                               -----------

ELECTRICAL EQUIPMENT -- 1.1%
AMETEK, Inc............................ 1,627       68,497
Babcock & Wilcox Co. (The)/(a)/........ 1,250       30,175
Cooper Industries PLC.................. 1,150       62,273
Emerson Electric Co.................... 7,950      370,390
First Solar, Inc./(a)/.................   650       21,944
General Cable Corp./(a)/...............   250        6,253
GrafTech International Ltd./(a)/.......    50          683
Polypore International, Inc./(a)/......   400       17,596
Rockwell Automation, Inc............... 1,550      113,723
Roper Industries, Inc.................. 1,050       91,213
Thomas & Betts Corp./(a)/..............   150        8,190
                                               -----------
                                                   790,937
                                               -----------

INDUSTRIAL CONGLOMERATES -- 1.2%
3M Co.................................. 6,600      539,418
Carlisle Cos., Inc.....................    50        2,215
Danaher Corp........................... 5,780      271,891
                                               -----------
                                                   813,524
                                               -----------

MACHINERY -- 3.4%
Caterpillar, Inc....................... 6,800      616,080
Cummins, Inc........................... 2,100      184,842

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
MACHINERY (CONTINUED)
Deere & Co.................................  4,400 $   340,340
Donaldson Co., Inc.........................    800      54,464
Dover Corp.................................  1,550      89,977
Eaton Corp.................................  1,350      58,765
Flowserve Corp.............................    550      54,626
Gardner Denver, Inc........................    550      42,383
Graco, Inc.................................    650      26,579
Harsco Corp................................     50       1,029
IDEX Corp..................................    800      29,688
Illinois Tool Works, Inc...................  4,350     203,188
Ingersoll-Rand PLC.........................  2,700      82,269
Joy Global, Inc............................  1,150      86,215
Kennametal, Inc............................    100       3,652
Lincoln Electric Holdings, Inc.............    550      21,516
Manitowoc Co., Inc. (The)..................  1,400      12,866
Navistar International Corp./(a)/..........    400      15,152
Nordson Corp...............................    650      26,767
PACCAR, Inc................................  3,800     142,386
Pall Corp..................................  1,250      71,437
Parker Hannifin Corp.......................    650      49,563
Snap-On, Inc...............................    100       5,062
SPX Corp...................................    150       9,041
Timken Co..................................    800      30,968
Toro Co. (The).............................    350      21,231
Valmont Industries, Inc....................    250      22,698
WABCO Holdings, Inc./(a)/..................    700      30,380
Wabtec Corp./DE............................    500      34,975
                                                   -----------
                                                     2,368,139
                                                   -----------

MARINE -- 0.0%
Kirby Corp./(a)/...........................    400      26,336
                                                   -----------

PROFESSIONAL SERVICES -- 0.3%
Dun & Bradstreet Corp. (The)...............    550      41,156
Equifax, Inc...............................     50       1,937
IHS, Inc. -- Class A/(a)/..................    550      47,388
Nielsen Holdings NV........................    703      20,872
Robert Half International, Inc.............  1,550      44,113
Towers Watson & Co.........................    150       8,990
Verisk Analytics, Inc. -- Class A/(a)/.....  1,057      42,417
                                                   -----------
                                                       206,873
                                                   -----------

ROAD & RAIL -- 0.7%
Con-way, Inc...............................     50       1,458
CSX Corp................................... 11,650     245,349
Hertz Global Holdings, Inc./(a)/...........  2,600      30,472
JB Hunt Transport Services, Inc............    950      42,817
Kansas City Southern/(a)/..................    900      61,209
Landstar System, Inc.......................    500      23,960
Union Pacific Corp.........................    850      90,049
                                                   -----------
                                                       495,314
                                                   -----------

TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Fastenal Co................................  3,050     133,010
MSC Industrial Direct Co., Inc. -- Class A.    500      35,775
WESCO International, Inc./(a)/.............    200      10,602
WW Grainger, Inc...........................    650     121,674
                                                   -----------
                                                       301,061
                                                   -----------
                                                     8,682,937
                                                   -----------

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                             SHARES U.S. $ VALUE
-----------------------------------------------------------------------
HEALTH CARE -- 12.3%

BIOTECHNOLOGY -- 2.1%
Alexion Pharmaceuticals, Inc./(a)/................. 1,950   $  139,425
Amylin Pharmaceuticals, Inc./(a)/.................. 1,350       15,363
Biogen Idec, Inc./(a)/............................. 2,600      286,130
BioMarin Pharmaceutical, Inc./(a)/................. 1,150       39,537
Celgene Corp./(a)/................................. 4,863      328,739
Dendreon Corp./(a)/................................ 1,450       11,020
Gilead Sciences, Inc./(a)/......................... 8,283      339,023
Human Genome Sciences, Inc./(a)/................... 2,000       14,780
Myriad Genetics, Inc./(a)/.........................   900       18,846
Pharmasset, Inc./(a)/..............................   800      102,560
Regeneron Pharmaceuticals, Inc./(a)/...............   800       44,344
United Therapeutics Corp./(a)/.....................   550       25,988
Vertex Pharmaceuticals, Inc./(a)/.................. 1,850       61,438
                                                            ----------
                                                             1,427,193
                                                            ----------

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.8%
Baxter International, Inc.......................... 5,400      267,192
Becton Dickinson and Co............................ 2,350      175,592
CareFusion Corp./(a)/..............................   700       17,787
Cooper Cos., Inc. (The)............................   150       10,578
Covidien PLC....................................... 2,800      126,028
CR Bard, Inc.......................................   900       76,950
DENTSPLY International, Inc........................   600       20,994
Edwards Lifesciences Corp./(a)/.................... 1,250       88,375
Gen-Probe, Inc./(a)/...............................   500       29,560
Hill-Rom Holdings, Inc.............................   600       20,214
IDEXX Laboratories, Inc./(a)/......................   600       46,176
Intuitive Surgical, Inc./(a)/......................   450      208,354
Medtronic, Inc..................................... 9,750      372,937
ResMed, Inc./(a)/.................................. 1,600       40,640
Sirona Dental Systems, Inc./(a)/...................   600       26,424
St Jude Medical, Inc............................... 3,400      116,620
Stryker Corp....................................... 3,350      166,529
Thoratec Corp./(a)/................................   600       20,136
Varian Medical Systems, Inc./(a)/.................. 1,250       83,913
                                                            ----------
                                                             1,914,999
                                                            ----------

HEALTH CARE PROVIDERS & SERVICES -- 1.9%
Amerigroup Corp./(a)/..............................   300       17,724
AmerisourceBergen Corp. -- Class A................. 2,900      107,851
Brookdale Senior Living, Inc./(a)/.................   900       15,651
Cardinal Health, Inc............................... 1,850       75,129
Catalyst Health Solutions, Inc./(a)/...............   450       23,400
DaVita, Inc./(a)/.................................. 1,050       79,600
Express Scripts, Inc. -- Class A/(a)/.............. 5,121      228,857
HCA Holdings, Inc./(a)/............................   700       15,421
Health Management Associates, Inc. -- Class A/(a)/. 2,600       19,162
Henry Schein, Inc./(a)/............................   500       32,215
Laboratory Corp. of America Holdings/(a)/.......... 1,100       94,567
Lincare Holdings, Inc..............................   925       23,782
McKesson Corp...................................... 2,700      210,357
Medco Health Solutions, Inc./(a)/.................. 4,250      237,575
Mednax, Inc./(a)/..................................   500       36,005
Patterson Cos., Inc................................   500       14,760
Quest Diagnostics, Inc............................. 1,450       84,187
Tenet Healthcare Corp./(a)/........................   250        1,283
Universal Health Services, Inc. -- Class B.........   950       36,917
                                                            ----------
                                                             1,354,443
                                                            ----------

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY -- 0.2%
Allscripts-Misys Healthcare Solutions, Inc./(a)/....  1,600  $   30,304
Cerner Corp./(a)/...................................  1,500      91,875
SXC Health Solutions Corp...........................    650      36,712
                                                             ----------
                                                                158,891
                                                             ----------

LIFE SCIENCES TOOLS & SERVICES -- 0.5%
Agilent Technologies, Inc./(a)/.....................  3,600     125,748
Bruker Corp./(a)/...................................    900      11,178
Charles River Laboratories International, Inc./(a)/.    550      15,031
Covance, Inc./(a)/..................................    650      29,718
Illumina, Inc./(a)/.................................  1,300      39,624
Life Technologies Corp./(a)/........................    150       5,837
Mettler-Toledo International, Inc./(a)/.............    350      51,698
Techne Corp.........................................    400      27,304
Waters Corp./(a)/...................................  1,000      74,050
                                                             ----------
                                                                380,188
                                                             ----------

PHARMACEUTICALS -- 4.8%
Abbott Laboratories................................. 15,480     870,440
Allergan, Inc./United States........................  3,250     285,155
Eli Lilly & Co......................................  3,500     145,460
Endo Pharmaceuticals Holdings, Inc./(a)/............  1,250      43,162
Hospira, Inc./(a)/..................................  1,500      45,555
Johnson & Johnson...................................  5,900     386,922
Mylan, Inc./PA/(a)/.................................  4,197      90,068
Perrigo Co..........................................    900      87,570
Valeant Pharmaceuticals International, Inc./(a)/.... 28,108   1,312,363
Warner Chilcott PLC.................................  1,650      24,965
Watson Pharmaceuticals, Inc./(a)/...................  1,300      78,442
                                                             ----------
                                                              3,370,102
                                                             ----------
                                                              8,605,816
                                                             ----------

ENERGY -- 10.9%

ENERGY EQUIPMENT & SERVICES -- 2.8%
Atwood Oceanics, Inc./(a)/..........................    150       5,969
Baker Hughes, Inc...................................  1,750      85,120
Cameron International Corp./(a)/....................  1,920      94,445
CARBO Ceramics, Inc.................................    200      24,666
Core Laboratories NV................................    500      56,975
Diamond Offshore Drilling, Inc......................    350      19,341
Dresser-Rand Group, Inc./(a)/.......................    850      42,423
FMC Technologies, Inc./(a)/.........................  2,550     133,186
Halliburton Co......................................  9,650     333,021
Helmerich & Payne, Inc..............................    950      55,442
McDermott International, Inc........................  2,150      24,747
Oceaneering International, Inc......................  1,150      53,049
Oil States International, Inc./(a)/.................    450      34,367
Patterson-UTI Energy, Inc...........................    150       2,997
Rowan Cos., Inc./(a)/...............................    200       6,066
RPC, Inc............................................    450       8,213
Schlumberger Ltd.................................... 14,390     982,981
Superior Energy Services, Inc./(a)/.................    850      24,174
Tidewater, Inc......................................     50       2,465
                                                             ----------
                                                              1,989,647
                                                             ----------

OIL, GAS & CONSUMABLE FUELS -- 8.1%
Alpha Natural Resources, Inc./(a)/..................  1,350      27,581
Anadarko Petroleum Corp.............................    800      61,064

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Apache Corp..............................  1,200 $   108,696
Arch Coal, Inc...........................    200       2,902
Brigham Exploration Co...................  1,250      45,600
Cabot Oil & Gas Corp.....................  1,100      83,490
Chevron Corp.............................  1,250     133,000
Cimarex Energy Co........................    250      15,475
Cobalt International Energy, Inc./(a)/...  1,150      17,848
Concho Resources, Inc./(a)/..............  1,100     103,125
Consol Energy, Inc.......................  2,390      87,713
Continental Resources, Inc./OK/(a)/......    450      30,019
Denbury Resources, Inc./(a)/.............  3,550      53,605
El Paso Corp.............................  7,600     201,932
EOG Resources, Inc.......................  2,900     285,679
EQT Corp.................................    550      30,134
EXCO Resources, Inc......................  1,450      15,153
Exxon Mobil Corp......................... 38,820   3,290,383
Forest Oil Corp./(a)/....................    950      12,873
HollyFrontier Corp.......................  2,008      46,987
Kinder Morgan, Inc./Delaware.............  1,200      38,604
Kosmos Energy Ltd........................    250       3,065
Murphy Oil Corp..........................    300      16,722
Newfield Exploration Co./(a)/............    800      30,184
Noble Energy, Inc........................    400      37,756
Occidental Petroleum Corp................  2,500     234,250
Peabody Energy Corp......................  2,800      92,708
Pioneer Natural Resources Co.............  1,000      89,480
QEP Resources, Inc.......................  1,450      42,485
Quicksilver Resources, Inc./(a)/.........     50         336
Range Resources Corp.....................  1,700     105,298
SandRidge Energy, Inc./(a)/..............  4,250      34,680
SM Energy Co.............................    550      40,205
Southwestern Energy Co./(a)/.............  3,600     114,984
Ultra Petroleum Corp.....................  1,600      47,408
Whiting Petroleum Corp./(a)/.............  1,250      58,362
                                                 -----------
                                                   5,639,786
                                                 -----------
                                                   7,629,433
                                                 -----------

MATERIALS -- 5.3%

CHEMICALS -- 3.8%
Air Products & Chemicals, Inc............  2,250     191,677
Airgas, Inc..............................    850      66,368
Albemarle Corp...........................  1,000      51,510
Celanese Corp. -- Class A................  1,650      73,046
CF Industries Holdings, Inc..............    635      92,062
Eastman Chemical Co......................  1,500      58,590
Ecolab, Inc..............................  3,356     194,010
EI du Pont de Nemours & Co...............  9,800     448,644
FMC Corp.................................    750      64,530
Huntsman Corp............................    400       4,000
International Flavors & Fragrances, Inc..    850      44,557
Intrepid Potash, Inc./(a)/...............    550      12,447
Kronos Worldwide, Inc....................    200       3,608
LyondellBasell Industries NV.............    200       6,498
Monsanto Co..............................  5,650     395,895
Mosaic Co. (The).........................  2,950     148,769
PPG Industries, Inc......................  1,700     141,933
Praxair, Inc.............................  3,250     347,425
Rockwood Holdings, Inc./(a)/.............    700      27,559
Scotts Miracle-Gro Co. (The) -- Class A..    400      18,676

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
CHEMICALS (CONTINUED)
Sherwin-Williams Co. (The)..................    950 $    84,807
Sigma-Aldrich Corp..........................  1,300      81,198
Solutia, Inc./(a)/..........................  1,300      22,464
Valspar Corp................................    200       7,794
Westlake Chemical Corp......................     50       2,012
WR Grace & Co./(a)/.........................    700      32,144
                                                    -----------
                                                      2,622,223
                                                    -----------

CONSTRUCTION MATERIALS -- 0.0%
Martin Marietta Materials, Inc..............    250      18,852
                                                    -----------

CONTAINERS & PACKAGING -- 0.3%
Ball Corp...................................  1,700      60,707
Crown Holdings, Inc./(a)/...................  1,650      55,407
Packaging Corp. of America..................    950      23,978
Rock-Tenn Co................................    750      43,275
Silgan Holdings, Inc........................    500      19,320
Temple-Inland, Inc..........................    300       9,513
                                                    -----------
                                                        212,200
                                                    -----------

METALS & MINING -- 1.1%
AK Steel Holding Corp.......................    200       1,652
Allegheny Technologies, Inc.................  1,150      54,970
Allied Nevada Gold Corp./(a)/...............    950      28,766
Carpenter Technology Corp...................    450      23,166
Cliffs Natural Resources, Inc...............  1,550      96,642
Compass Minerals International, Inc.........    350      24,098
Freeport-McMoRan Copper & Gold, Inc.........  9,996     367,753
Molycorp, Inc./(a)/.........................    600      14,388
Reliance Steel & Aluminum Co................    100       4,869
Royal Gold, Inc.............................    600      40,458
Schnitzer Steel Industries, Inc. -- Class A.     50       2,114
Southern Copper Corp........................  1,800      54,324
Steel Dynamics, Inc.........................  1,700      22,355
Titanium Metals Corp........................    450       6,741
Walter Energy, Inc..........................    650      39,364
                                                    -----------
                                                        781,660
                                                    -----------

PAPER & FOREST PRODUCTS -- 0.1%
International Paper Co......................  1,050      31,080
                                                    -----------
                                                      3,666,015
                                                    -----------

FINANCIALS -- 3.8%

CAPITAL MARKETS -- 1.0%
Affiliated Managers Group, Inc./(a)/........    400      38,380
BlackRock, Inc. -- Class A..................    460      81,990
Charles Schwab Corp. (The).................. 11,060     124,536
Eaton Vance Corp............................  1,250      29,550
Federated Investors, Inc. -- Class B........    750      11,363
Franklin Resources, Inc.....................  1,550     148,893
Greenhill & Co., Inc........................    300      10,911
Lazard Ltd. -- Class A......................  1,150      30,026
LPL Investment Holdings, Inc./(a)/..........    294       8,979
SEI Investments Co..........................  1,550      26,893
T Rowe Price Group, Inc.....................  2,750     156,612
TD Ameritrade Holding Corp..................  2,300      35,995
Waddell & Reed Financial, Inc. -- Class A...    900      22,293
                                                    -----------
                                                        726,421
                                                    -----------

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMMERCIAL BANKS -- 0.2%
Wells Fargo & Co................................. 3,650  $   100,594
                                                         -----------

CONSUMER FINANCE -- 0.5%
American Express Co.............................. 6,707      316,369
Discover Financial Services......................   550       13,200
Green Dot Corp./(a)/.............................   300        9,366
                                                         -----------
                                                             338,935
                                                         -----------

DIVERSIFIED FINANCIAL SERVICES -- 0.4%
CBOE Holdings, Inc...............................   560       14,482
IntercontinentalExchange, Inc./(a)/..............   800       96,440
Moody's Corp..................................... 2,100       70,728
MSCI, Inc. -- Class A/(a)/....................... 1,250       41,162
NASDAQ OMX Group, Inc. (The)/(a)/................   150        3,677
NYSE Euronext....................................   850       22,185
                                                         -----------
                                                             248,674
                                                         -----------

INSURANCE -- 0.0%
Erie Indemnity Co. -- Class A....................   300       23,448
Validus Holdings Ltd.............................   100        3,150
                                                         -----------
                                                              26,598
                                                         -----------

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.6%
Apartment Investment & Management Co. -- Class A.   850       19,474
Boston Properties, Inc........................... 1,300      129,480
Camden Property Trust............................   550       34,232
Corporate Office Properties Trust................   200        4,252
Digital Realty Trust, Inc........................ 1,100       73,337
Equity Residential...............................   250       14,258
Essex Property Trust, Inc........................   200       28,102
Federal Realty Investment Trust..................   500       45,375
Macerich Co. (The)...............................   500       25,300
Plum Creek Timber Co., Inc....................... 1,050       38,388
Public Storage................................... 1,450      194,967
Rayonier, Inc.................................... 1,275       56,903
Simon Property Group, Inc........................ 2,569      331,247
UDR, Inc.........................................   150        3,765
Ventas, Inc...................................... 1,550       85,451
Vornado Realty Trust.............................   200       15,372
Weyerhaeuser Co.................................. 1,650       30,805
                                                         -----------
                                                           1,130,708
                                                         -----------

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc./(a)/............................ 3,000       45,660
Jones Lang LaSalle, Inc..........................   350       21,441
                                                         -----------
                                                              67,101
                                                         -----------

THRIFTS & MORTGAGE FINANCE -- 0.0%
Hudson City Bancorp, Inc.........................   480        3,000
People's United Financial, Inc...................   750        9,637
                                                         -----------
                                                              12,637
                                                         -----------
                                                           2,651,668
                                                         -----------

TELECOMMUNICATION SERVICES -- 1.2%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
Level 3 Communications, Inc./(a)/................   272        4,621
tw Telecom, Inc./(a)/............................ 1,350       26,163
Verizon Communications, Inc...................... 6,700      268,804
Windstream Corp.................................. 3,000       35,220
                                                         -----------
                                                             334,808
                                                         -----------

COMPANY                                           SHARES   U.S. $ VALUE
------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
American Tower Corp.............................   4,150   $    249,042
Clearwire Corp. -- Class A/(a)/.................   1,650          3,201
Crown Castle International Corp./(a)/...........   3,000        134,400
MetroPCS Communications, Inc./(a)/..............   2,850         24,738
NII Holdings, Inc. -- Class B/(a)/..............   1,550         33,015
SBA Communications Corp. -- Class A/(a)/........   1,200         51,552
                                                           ------------
                                                                495,948
                                                           ------------
                                                                830,756
                                                           ------------

UTILITIES -- 0.1%

ELECTRIC UTILITIES -- 0.1%
ITC Holdings Corp...............................     550         41,734
                                                           ------------

GAS UTILITIES -- 0.0%
National Fuel Gas Co............................     150          8,337
Oneok, Inc......................................     100          8,669
                                                           ------------
                                                                 17,006
                                                           ------------

WATER UTILITIES -- 0.0%
Aqua America, Inc...............................     150          3,307
                                                           ------------
                                                                 62,047
                                                           ------------
Total Common Stocks
 (cost $50,618,653).............................             69,825,328
                                                           ------------

RIGHTS -- 0.0%

HEALTH CARE -- 0.0%
Celgene Corp./(a)/
 (cost $224)....................................      50             70
                                                           ------------

TOTAL COMMON STOCKS AND RIGHTS- 0.0%
 (cost $50,618,877)                                          69,825,398
                                                           ------------

                                                 PRINCIPAL
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.3%
TIME DEPOSIT -- 0.3%
JP Morgan Nassau
 0.05%, 1/03/12
 (amortized cost $181,718)......................  $  182        181,718
                                                           ------------

TOTAL INVESTMENTS -- 100.5%
 (cost/amortized cost $50,800,595)..............             70,007,116
Liabilities in excess of other assets -- (0.5)%.               (336,898)
                                                           ------------
NET ASSETS -- 100.0%                                       $ 69,670,218
                                                           ============

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

FUTURES CONTRACTS

                                                                           UNREALIZED
                     NUMBER OF   EXPIRATION   ORIGINAL     VALUE AT      APPRECIATION/
       TYPE          CONTRACTS      DATE       VALUE   DECEMBER 31, 2011 (DEPRECIATION)
        ----         --------- -------------- -------- ----------------- --------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     3     March 16, 2012 $186,070     $187,880          $1,810

-----------

(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $368,632 as of December 31, 2011.

   Glossary:
   REIT -- Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

                                    FSA-25

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at value (cost: $20,868,597)..................... $22,596,192
  Short-term debt securities -- at value (amortized cost: $371,027).     371,027
Cash................................................................     100,000
Receivable for investments securities sold..........................     376,882
Interest and dividends receivable...................................     294,145
Fees receivable from contractowners.................................       5,931
                                                                     -----------
   Total assets.....................................................  23,744,177
                                                                     -----------

LIABILITIES:
Payable for investments securities purchased........................     604,125
Due to AXA Equitable's General Account..............................     408,599
Accrued custody and bank fees.......................................       6,061
Administrative fees payable.........................................      16,531
Asset management fee payable........................................      17,083
Accrued expenses....................................................       1,906
                                                                     -----------
   Total liabilities................................................   1,054,305
                                                                     -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION........ $22,689,872
                                                                     ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           15      $36,649.94
RIA...........        6,787          335.56
MRP...........      288,166           68.89

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME (NOTE 2):
Dividend..................................................... $   210,409
Interest.....................................................         447
                                                              -----------
Investment income............................................     210,856
                                                              -----------
Other income.................................................       2,424
                                                              -----------
Total income.................................................     213,280
                                                              -----------

EXPENSES (NOTE 7):
Asset management fees........................................    (151,342)
Custody and bank fees........................................     (21,880)
                                                              -----------
Total expenses...............................................    (173,222)
                                                              -----------

NET INVESTMENT INCOME........................................      40,058
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
Net realized gain from investment transactions...............   4,698,122

Change in unrealized depreciation of investments.............  (3,793,310)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............     904,812
                                                              -----------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS........ $   944,870
                                                              ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                          YEAR ENDED
                                                                                        YEAR ENDED     DECEMBER 31, 2010
                                                                                     DECEMBER 31, 2011   AS RESTATED*
                                                                                     ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.............................................................    $    40,058       $   204,904
  Net realized gain on investments..................................................      4,698,122         5,459,574
  Change in unrealized appreciation/(depreciation) of investments...................     (3,793,310)          966,040
                                                                                        -----------       -----------
  Net increase in net assets attributable to operations.............................        944,870         6,630,518
                                                                                        -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.....................................................................      4,212,366         3,176,174
  Withdrawals.......................................................................     (7,168,701)       (5,360,094)
  Assets management fees (Note 7)...................................................        (80,038)          (71,421)
  Administrative fees (Note 7)......................................................       (224,391)         (203,865)
                                                                                        -----------       -----------

  Net decrease in net assets attributable to contractowner transactions.............     (3,260,764)       (2,459,206)
                                                                                        -----------       -----------

INCREASE (DECREASE) IN NET ASSETS...................................................     (2,315,894)        4,171,312

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.     25,005,766        20,834,454
                                                                                        -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.......    $22,689,872       $25,005,766
                                                                                        ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Certain amounts have been restated. See Note 9.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2011

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMMON STOCKS -- 99.6%

TECHNOLOGY -- 22.4%

COMMUNICATIONS TECHNOLOGY -- 0.9%
ADTRAN, Inc......................................  6,880 $   207,501
                                                         -----------

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 12.1%
ANSYS, Inc./(a)/.................................  5,070     290,410
Cadence Design Systems, Inc./(a)/................ 31,020     322,608
Citrix Systems, Inc./(a)/........................  5,940     360,677
Fortinet, Inc./(a)/.............................. 10,130     220,935
Informatica Corp./(a)/...........................  5,185     191,482
Intuit, Inc......................................  9,490     499,079
MICROS Systems, Inc./(a)/........................  7,385     343,993
Red Hat, Inc./(a)/...............................  7,265     299,972
TIBCO Software, Inc./(a)/........................  9,205     220,092
                                                         -----------
                                                           2,749,248
                                                         -----------

COMPUTER TECHNOLOGY -- 1.5%
NVIDIA Corp./(a)/................................ 24,490     339,431
                                                         -----------

ELECTRONIC COMPONENTS -- 1.0%
Acacia Research -- Acacia Technologies/(a)/......  6,310     230,378
                                                         -----------

ELECTRONIC ENTERTAINMENT -- 1.3%
Activision Blizzard, Inc......................... 23,210     285,947
                                                         -----------

SEMICONDUCTORS & COMPONENT -- 3.8%
Analog Devices, Inc.............................. 10,215     365,493
Fairchild Semiconductor International, Inc./(a)/. 15,915     191,616
Marvell Technology Group Ltd./(a)/............... 22,400     310,240
                                                         -----------
                                                             867,349
                                                         -----------

TELECOMMUNICATIONS EQUIPMENT -- 1.8%
Crown Castle International Corp./(a)/............  9,010     403,648
                                                         -----------
                                                           5,083,502
                                                         -----------

PRODUCER DURABLES -- 19.6%

AEROSPACE -- 1.2%
TransDigm Group, Inc./(a)/.......................  2,870     274,602
                                                         -----------

BACK OFFICE SUPPORT, HR & CONSULTING -- 4.2%
CoStar Group, Inc./(a)/..........................  3,759     250,838
Robert Half International, Inc................... 10,500     298,830
RPX Corp./(a)/................................... 14,980     189,497
Towers Watson & Co...............................  3,700     221,741
                                                         -----------
                                                             960,906
                                                         -----------

DIVERSIFIED MANUFACTURING OPERATIONS -- 1.5%
Dover Corp.......................................  5,850     339,593
                                                         -----------

MACHINERY: INDUSTRIAL -- 3.9%
Actuant Corp. -- Class A......................... 12,730     288,844
Gardner Denver, Inc..............................  4,240     326,734
Joy Global, Inc..................................  3,630     272,141
                                                         -----------
                                                             887,719
                                                         -----------

RAILROADS -- 1.5%
Kansas City Southern/(a)/........................  5,010     340,730
                                                         -----------

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER -- 1.0%
IDEX Corp........................................  6,400 $   237,504
                                                         -----------

SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 2.3%
AMETEK, Inc......................................  6,775     285,227
Thomas & Betts Corp./(a)/........................  4,150     226,590
                                                         -----------
                                                             511,817
                                                         -----------

SCIENTIFIC INSTRUMENTS: GAUGES & METERS -- 1.1%
Agilent Technologies, Inc./(a)/..................  7,165     250,273
                                                         -----------

TRUCKERS -- 2.9%
JB Hunt Transport Services, Inc..................  7,680     346,137
Landstar System, Inc.............................  6,380     305,730
                                                         -----------
                                                             651,867
                                                         -----------
                                                           4,455,011
                                                         -----------

HEALTH CARE -- 18.3%

HEALTH CARE MANAGEMENT SERVICES -- 2.6%
Catalyst Health Solutions, Inc./(a)/.............  5,500     286,000
Humana, Inc......................................  3,455     302,693
                                                         -----------
                                                             588,693
                                                         -----------

HEALTH CARE SERVICES -- 2.4%
HMS Holdings Corp./(a)/..........................  5,370     171,733
Mednax, Inc./(a)/................................  5,250     378,052
                                                         -----------
                                                             549,785
                                                         -----------

MEDICAL EQUIPMENT -- 2.2%
Intuitive Surgical, Inc./(a)/....................  1,045     483,845
                                                         -----------

MEDICAL SERVICES -- 0.9%
Covance, Inc./(a)/...............................  4,575     209,169
                                                         -----------

PHARMACEUTICALS -- 10.2%
Cardinal Health, Inc.............................  7,380     299,702
Mylan, Inc./PA/(a)/.............................. 15,085     323,724
Perrigo Co.......................................  2,755     268,062
Valeant Pharmaceuticals International, Inc./(a)/. 22,755   1,062,431
Watson Pharmaceuticals, Inc./(a)/................  5,910     356,609
                                                         -----------
                                                           2,310,528
                                                         -----------
                                                           4,142,020
                                                         -----------

CONSUMER DISCRETIONARY -- 15.6%

ADVERTISING AGENCIES -- 0.7%
Interpublic Group of Cos., Inc. (The)............ 15,545     151,253
                                                         -----------

CABLE TELEVISION SERVICES -- 1.3%
Liberty Media Corp. -- Liberty Capital/(a)/......  3,682     287,380
                                                         -----------

DIVERSIFIED RETAIL -- 1.5%
Liberty Interactive Corp./(a)/................... 11,800     191,337
Michael Kors Holdings Ltd./(a)/..................  5,402     147,204
                                                         -----------
                                                             338,541
                                                         -----------

HOTEL/MOTEL -- 2.3%
Starwood Hotels & Resorts Worldwide, Inc.........  4,650     223,060
Wyndham Worldwide Corp...........................  7,890     298,479
                                                         -----------
                                                             521,539
                                                         -----------

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2011

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------

LEISURE TIME -- 0.7%
HomeAway, Inc./(a)/..........................  6,960  $  161,820
                                                      ----------

RADIO & TV BROADCASTERS -- 1.3%
CBS Corp. -- Class B......................... 11,235     304,918
                                                      ----------

RECREATIONAL VEHICLES & BOATS -- 1.8%
Harley-Davidson, Inc......................... 10,600     412,022
                                                      ----------

RESTAURANTS -- 0.7%
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    455     153,672
                                                      ----------

SPECIALTY RETAIL -- 3.1%
Bed Bath & Beyond, Inc./(a)/.................  7,895     457,673
Limited Brands, Inc..........................  5,850     236,048
                                                      ----------
                                                         693,721
                                                      ----------

TEXTILES, APPAREL & SHOES -- 2.2%
Deckers Outdoor Corp./(a)/...................  4,035     304,925
PVH Corp.....................................  2,920     205,831
                                                      ----------
                                                         510,756
                                                      ----------
                                                       3,535,622
                                                      ----------

ENERGY -- 10.1%

OIL WELL EQUIPMENT & SERVICES -- 3.2%
Complete Production Services, Inc./(a)/......  6,770     227,201
Oceaneering International, Inc...............  5,330     245,873
Oil States International, Inc./(a)/..........  3,240     247,439
                                                      ----------
                                                         720,513
                                                      ----------

OIL: CRUDE PRODUCERS -- 6.9%
Cabot Oil & Gas Corp.........................  3,290     249,711
Concho Resources, Inc./Midland TX/(a)/.......  3,895     365,156
Continental Resources, Inc./(a)/.............  2,900     193,459
Newfield Exploration Co./(a)/................  4,165     157,145
Noble Energy, Inc............................  3,435     324,230
Range Resources Corp.........................  4,590     284,305
                                                      ----------
                                                       1,574,006
                                                      ----------
                                                       2,294,519
                                                      ----------

FINANCIAL SERVICES -- 6.3%

ASSET MANAGEMENT & CUSTODIAN -- 1.2%
Affiliated Managers Group, Inc./(a)/.........  2,935     281,613
                                                      ----------

FINANCIAL DATA & SYSTEMS -- 3.2%
Alliance Data Systems Corp./(a)/.............  3,290     341,634
Western Union Co. (The) -- Class W........... 20,910     381,816
                                                      ----------
                                                         723,450
                                                      ----------

SECURITIES BROKERAGE & SERVICES -- 1.9%
IntercontinentalExchange, Inc./(a)/..........  3,490     420,720
                                                      ----------
                                                       1,425,783
                                                      ----------

CONSUMER STAPLES -- 5.3%

BEVERAGE: SOFT DRINKS -- 0.9%
Green Mountain Coffee Roasters, Inc./(a)/....  4,675     209,674
                                                      ----------

-----------
The accompanying notes are an integral part of these financial statements.

COMPANY                                   SHARES   U.S. $ VALUE
---------------------------------------------------------------

DRUG & GROCERY STORE CHAINS -- 1.7%
Whole Foods Market, Inc.................   5,440   $   378,515
                                                   -----------

FOODS -- 2.0%
Herbalife Ltd...........................   4,420       228,382
Hershey Co. (The).......................   3,530       218,083
                                                   -----------
                                                       446,465
                                                   -----------

TOBACCO -- 0.7%
Lorillard, Inc..........................   1,510       172,140
                                                   -----------
                                                     1,206,794
                                                   -----------

MATERIALS & PROCESSING -- 2.0%

CHEMICALS: DIVERSIFIED -- 2.0%
Ecolab, Inc.............................   7,835       452,941
                                                   -----------
Total Common Stocks
 (cost $20,868,597).....................            22,596,192
                                                   -----------

                                         PRINCIPAL
                                          AMOUNT
                                           (000)
---------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%

TIME DEPOSIT -- 1.6%
JP Morgan Nassau
 0.05%, 1/03/12
 (cost/amortized cost $371,027).........    $371       371,027
                                                   -----------

TOTAL INVESTMENTS -- 101.2%
 (cost/amortized cost $21,239,624)......            22,967,219
Other assets less liabilities -- (1.2)%.              (277,347)
                                                   -----------
NET ASSETS -- 100.0%                               $22,689,872
                                                   ===========

-----------
(a)Non-income producing security.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

                                                      AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE-PLUS AXA MODERATE
                                                       ALLOCATION*     ALLOCATION*         ALLOCATION*      ALLOCATION*
                                                      -------------- ---------------- --------------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $1,946,885      $1,594,687          $665,451        $11,721,732
Receivable for The Trusts shares sold................        6,498           7,529             7,098             80,826
Receivable for policy-related transactions...........           --              --                --                 --
                                                        ----------      ----------          --------        -----------
   Total assets......................................    1,953,383       1,602,216           672,549         11,802,558
                                                        ----------      ----------          --------        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --              --                --                 --
Payable for policy-related transactions..............        6,489           7,529             7,098             80,788
Payable for direct operating expenses................          252             176                94              1,515
                                                        ----------      ----------          --------        -----------
   Total liabilities.................................        6,741           7,705             7,192             82,303
                                                        ----------      ----------          --------        -----------
NET ASSETS...........................................   $1,946,642      $1,594,511          $665,357        $11,720,255
                                                        ==========      ==========          ========        ===========

NET ASSETS:
Accumulation Units...................................   $1,946,642      $1,594,511          $665,357        $11,720,184
Retained by AXA Equitable in Separate Account No. 66.           --              --                --                 71
                                                        ----------      ----------          --------        -----------
TOTAL NET ASSETS.....................................   $1,946,642      $1,594,511          $665,357        $11,720,255
                                                        ==========      ==========          ========        ===========

Investments in shares of The Trusts, at cost.........   $2,127,452      $1,638,259          $687,247        $12,099,522
The Trusts shares held
   Class A...........................................           --              --                --                 --
   Class B...........................................      218,728         169,787            72,513            935,940

                                                      AXA MODERATE-PLUS EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK BASIC
                                                         ALLOCATION*     SMALL CAP GROWTH*     VALUE EQUITY*
                                                      ----------------- -------------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $1,405,135           $310,528            $111,678
Receivable for The Trusts shares sold................         3,903                260                  93
Receivable for policy-related transactions...........            --                 --                  --
                                                         ----------           --------            --------
   Total assets......................................     1,409,038            310,788             111,771
                                                         ----------           --------            --------

LIABILITIES:
Payable for The Trusts shares purchased..............            --                 --                  --
Payable for policy-related transactions..............         3,900                260                  93
Payable for direct operating expenses................           183                 --                  --
                                                         ----------           --------            --------
   Total liabilities.................................         4,083                260                  93
                                                         ----------           --------            --------
NET ASSETS...........................................    $1,404,955           $310,528            $111,678
                                                         ==========           ========            ========

NET ASSETS:
Accumulation Units...................................    $1,404,955           $310,466            $111,678
Retained by AXA Equitable in Separate Account No. 66.            --                 62                  --
                                                         ----------           --------            --------
TOTAL NET ASSETS.....................................    $1,404,955           $310,528            $111,678
                                                         ==========           ========            ========

Investments in shares of The Trusts, at cost.........    $1,454,932           $283,774            $ 94,124
The Trusts shares held
   Class A...........................................            --             19,794                  --
   Class B...........................................       148,971                 --               8,536

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/CALVERT SOCIALLY EQ/CAPITAL GUARDIAN EQ/EQUITY 500 EQ/EQUITY GROWTH
                                                         RESPONSIBLE*          RESEARCH*         INDEX*          PLUS*
                                                      ------------------- ------------------- ------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $1,889,433          $5,871,150       $17,009,065      $73,803
Receivable for The Trusts shares sold................          8,117              38,869            35,575           38
Receivable for policy-related transactions...........             --                  --                --           --
                                                          ----------          ----------       -----------      -------
   Total assets......................................      1,897,550           5,910,019        17,044,640       73,841
                                                          ----------          ----------       -----------      -------

LIABILITIES:
Payable for The Trusts shares purchased..............             --                  --                --           --
Payable for policy-related transactions..............          8,117              38,869            35,575           38
Payable for direct operating expenses................            242                 752             2,083           --
                                                          ----------          ----------       -----------      -------
   Total liabilities.................................          8,359              39,621            37,658           38
                                                          ----------          ----------       -----------      -------
NET ASSETS...........................................     $1,889,191          $5,870,398       $17,006,982      $73,803
                                                          ==========          ==========       ===========      =======

NET ASSETS:
Accumulation Units...................................     $1,889,185          $5,870,207       $17,006,547      $73,752
Retained by AXA Equitable in Separate Account No. 66.              6                 191               435           51
                                                          ----------          ----------       -----------      -------
TOTAL NET ASSETS.....................................     $1,889,191          $5,870,398       $17,006,982      $73,803
                                                          ==========          ==========       ===========      =======

Investments in shares of The Trusts, at cost.........     $1,775,828          $5,738,304       $16,755,198      $71,628
The Trusts shares held
   Class A...........................................             --                  --            40,193           --
   Class B...........................................        262,999             467,981           739,301        5,280

                                                                                          EQ/INTERMEDIATE
                                                      EQ/GAMCO SMALL      EQ/GLOBAL       GOVERNMENT BOND
                                                      COMPANY VALUE* MULTI-SECTOR EQUITY*     INDEX*
                                                      -------------- -------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $2,646,253        $1,853,598        $4,254,616
Receivable for The Trusts shares sold................       16,368             9,657             8,092
Receivable for policy-related transactions...........           --                --                --
                                                        ----------        ----------        ----------
   Total assets......................................    2,662,621         1,863,255         4,262,708
                                                        ----------        ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --                --                --
Payable for policy-related transactions..............       16,272             9,657             8,093
Payable for direct operating expenses................          344               223               486
                                                        ----------        ----------        ----------
   Total liabilities.................................       16,616             9,880             8,579
                                                        ----------        ----------        ----------
NET ASSETS...........................................   $2,646,005        $1,853,375        $4,254,129
                                                        ==========        ==========        ==========

NET ASSETS:
Accumulation Units...................................   $2,646,005        $1,853,342        $4,254,112
Retained by AXA Equitable in Separate Account No. 66.           --                33                17
                                                        ----------        ----------        ----------
TOTAL NET ASSETS.....................................   $2,646,005        $1,853,375        $4,254,129
                                                        ==========        ==========        ==========

Investments in shares of The Trusts, at cost.........   $2,516,556        $1,993,291        $4,103,713
The Trusts shares held
   Class A...........................................           --                --             1,783
   Class B...........................................       71,002           173,026           411,253

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                         CORE PLUS*     EQUITY INDEX*     VALUE PLUS*     OPPORTUNITIES*
                                                      ---------------- ---------------- ---------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $2,569,094      $10,519,393        $75,982           $69,348
Receivable for The Trusts shares sold................        20,716           25,386             65                65
Receivable for policy-related transactions...........            --               --             --                --
                                                         ----------      -----------        -------           -------
   Total assets......................................     2,589,810       10,544,779         76,047            69,413
                                                         ----------      -----------        -------           -------

LIABILITIES:
Payable for The Trusts shares purchased..............            --               --             --                --
Payable for policy-related transactions..............        20,716           25,386             63                65
Payable for direct operating expenses................           352            1,387             --                --
                                                         ----------      -----------        -------           -------
   Total liabilities.................................        21,068           26,773             63                65
                                                         ----------      -----------        -------           -------
NET ASSETS...........................................    $2,568,742      $10,518,006        $75,984           $69,348
                                                         ==========      ===========        =======           =======

NET ASSETS:
Accumulation Units...................................    $2,568,726      $10,517,803        $75,984           $69,315
Retained by AXA Equitable in Separate Account No. 66.            16              203             --                33
                                                         ----------      -----------        -------           -------
TOTAL NET ASSETS.....................................    $2,568,742      $10,518,006        $75,984           $69,348
                                                         ==========      ===========        =======           =======

Investments in shares of The Trusts, at cost.........    $2,880,418      $16,096,782        $80,261           $52,235
The Trusts shares held
   Class A...........................................            --        1,441,598             --                --
   Class B...........................................       332,497               --          7,932             7,559

                                                      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP
                                                       CORE PLUS*  GROWTH INDEX* GROWTH PLUS*
                                                      ------------ ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $49,920       $2,903      $3,671,160
Receivable for The Trusts shares sold................        46            5          13,109
Receivable for policy-related transactions...........        --           --              --
                                                        -------       ------      ----------
   Total assets......................................    49,966        2,908       3,684,269
                                                        -------       ------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        --           --              --
Payable for policy-related transactions..............        46            5          13,331
Payable for direct operating expenses................        --           --             492
                                                        -------       ------      ----------
   Total liabilities.................................        46            5          13,823
                                                        -------       ------      ----------
NET ASSETS...........................................   $49,920       $2,903      $3,670,446
                                                        =======       ======      ==========

NET ASSETS:
Accumulation Units...................................   $49,920       $2,897      $3,669,649
Retained by AXA Equitable in Separate Account No. 66.        --            6             797
                                                        -------       ------      ----------
TOTAL NET ASSETS.....................................   $49,920       $2,903      $3,670,446
                                                        =======       ======      ==========

Investments in shares of The Trusts, at cost.........   $41,448       $2,395      $3,403,273
The Trusts shares held
   Class A...........................................        --           --              --
   Class B...........................................     7,564          335         230,000

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/LARGE CAP EQ/MID CAP EQ/MID CAP   EQ/MONEY   EQ/PIMCO ULTRA EQ/QUALITY
                                                      VALUE PLUS*    INDEX*   VALUE PLUS*  MARKET*     SHORT BOND*   BOND PLUS*
                                                      ------------ ---------- ----------- ----------- -------------- ----------
ASSETS:
Investments in shares of The Trusts, at fair value...  $7,186,330   $25,147   $6,468,715  $14,510,995   $2,203,406    $72,221
Receivable for The Trusts shares sold................      17,454        17       10,346       33,121       11,225         66
Receivable for policy-related transactions...........          --        --           --           --           --         --
                                                       ----------   -------   ----------  -----------   ----------    -------
   Total assets......................................   7,203,784    25,164    6,479,061   14,544,116    2,214,631     72,287
                                                       ----------   -------   ----------  -----------   ----------    -------

LIABILITIES:
Payable for The Trusts shares purchased..............          --        --           --           --           --         --
Payable for policy-related transactions..............      17,454        17       10,346       33,832       11,225         66
Payable for direct operating expenses................         834        --          871        1,792          291         --
                                                       ----------   -------   ----------  -----------   ----------    -------
   Total liabilities.................................      18,288        17       11,217       35,624       11,516         66
                                                       ----------   -------   ----------  -----------   ----------    -------
NET ASSETS...........................................  $7,185,496   $25,147   $6,467,844  $14,508,492   $2,203,115    $72,221
                                                       ==========   =======   ==========  ===========   ==========    =======

NET ASSETS:
Accumulation Units...................................  $7,184,820   $24,488   $6,467,628  $14,508,324   $2,203,115    $72,180
Retained by AXA Equitable in Separate Account No. 66.         676       659          216          168           --         41
                                                       ----------   -------   ----------  -----------   ----------    -------
TOTAL NET ASSETS.....................................  $7,185,496   $25,147   $6,467,844  $14,508,492   $2,203,115    $72,221
                                                       ==========   =======   ==========  ===========   ==========    =======

Investments in shares of The Trusts, at cost.........  $8,602,026   $25,007   $7,982,386  $14,512,378   $2,221,084    $76,739
The Trusts shares held
   Class A...........................................      92,334        --           --       40,955           --      8,556
   Class B...........................................     661,585     3,123      724,448   14,470,125      222,894         --

                                                         EQ/SMALL
                                                      COMPANY INDEX*
                                                      --------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $3,828,006
Receivable for The Trusts shares sold................        6,725
Receivable for policy-related transactions...........           --
                                                        ----------
   Total assets......................................    3,834,731
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............        6,699
Payable for direct operating expenses................          501
                                                        ----------
   Total liabilities.................................        7,200
                                                        ----------
NET ASSETS...........................................   $3,827,531
                                                        ==========

NET ASSETS:
Accumulation Units...................................   $3,827,531
Retained by AXA Equitable in Separate Account No. 66.           --
                                                        ----------
TOTAL NET ASSETS.....................................   $3,827,531
                                                        ==========

Investments in shares of The Trusts, at cost.........   $3,773,240
The Trusts shares held
   Class A...........................................           --
   Class B...........................................      421,848

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/T. ROWE PRICE EQ/WELLS FARGO    MULTIMANAGER    MULTIMANAGER SMALL
                                                       GROWTH STOCK*   OMEGA GROWTH*  MULTI-SECTOR BOND*     CAP VALUE*
                                                      ---------------- -------------- ------------------ ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $28,826         $277,172        $1,093,761          $137,945
Receivable for The Trusts shares sold................          25              135             4,357                99
Receivable for policy-related transactions...........          --               --                --                --
                                                          -------         --------        ----------          --------
   Total assets......................................      28,851          277,307         1,098,118           138,044
                                                          -------         --------        ----------          --------

LIABILITIES:
Payable for The Trusts shares purchased..............          --               --                --                --
Payable for policy-related transactions..............          25              135             4,357                97
Payable for direct operating expenses................          --               --               122                --
                                                          -------         --------        ----------          --------
   Total liabilities.................................          25              135             4,479                97
                                                          -------         --------        ----------          --------
NET ASSETS...........................................     $28,826         $277,172        $1,093,639          $137,947
                                                          =======         ========        ==========          ========

NET ASSETS:
Accumulation Units...................................     $28,627         $277,172        $1,093,595          $137,947
Retained by AXA Equitable in Separate Account No. 66.         199               --                44                --
                                                          -------         --------        ----------          --------
TOTAL NET ASSETS.....................................     $28,826         $277,172        $1,093,639          $137,947
                                                          =======         ========        ==========          ========

Investments in shares of The Trusts, at cost.........     $30,395         $268,885        $1,115,338          $145,629
The Trusts shares held
   Class A...........................................          --               --               984                --
   Class B...........................................       1,429           29,237           279,040            14,056

                                                      MULTIMANAGER
                                                      TECHNOLOGY*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $3,103,934
Receivable for The Trusts shares sold................       5,879
Receivable for policy-related transactions...........          --
                                                       ----------
   Total assets......................................   3,109,813
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --
Payable for policy-related transactions..............       5,854
Payable for direct operating expenses................         399
                                                       ----------
   Total liabilities.................................       6,253
                                                       ----------
NET ASSETS...........................................  $3,103,560
                                                       ==========

NET ASSETS:
Accumulation Units...................................  $3,103,560
Retained by AXA Equitable in Separate Account No. 66.          --
                                                       ----------
TOTAL NET ASSETS.....................................  $3,103,560
                                                       ==========

Investments in shares of The Trusts, at cost.........  $2,692,910
The Trusts shares held
   Class A...........................................          --
   Class B...........................................     254,591

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      TARGET 2015 TARGET 2025 TARGET 2035 TARGET 2045
                                                      ALLOCATION* ALLOCATION* ALLOCATION* ALLOCATION*
                                                      ----------- ----------- ----------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,609,455  $1,988,187   $478,202    $373,087
Receivable for The Trusts shares sold................         --      13,278      2,737      22,323
Receivable for policy-related transactions...........      2,237          --         --          --
                                                      ----------  ----------   --------    --------
   Total assets......................................  1,611,692   2,001,465    480,939     395,410
                                                      ----------  ----------   --------    --------

LIABILITIES:
Payable for The Trusts shares purchased..............      2,237          --         --          --
Payable for policy-related transactions..............         --      13,277      2,733      22,270
Payable for direct operating expenses................        215         282         59         101
                                                      ----------  ----------   --------    --------
   Total liabilities.................................      2,452      13,559      2,792      22,371
                                                      ----------  ----------   --------    --------
NET ASSETS........................................... $1,609,240  $1,987,906   $478,147    $373,039
                                                      ==========  ==========   ========    ========

NET ASSETS:
Accumulation Units................................... $1,609,240  $1,987,906   $478,147    $373,039
Retained by AXA Equitable in Separate Account No. 66.         --          --         --          --
                                                      ----------  ----------   --------    --------
TOTAL NET ASSETS..................................... $1,609,240  $1,987,906   $478,147    $373,039
                                                      ==========  ==========   ========    ========

Investments in shares of The Trusts, at cost......... $1,527,824  $1,978,013   $478,119    $376,491
The Trusts shares held
   Class B...........................................    189,181     236,814     57,736      47,427

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-36

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                       --------- -------------- ---------- -----------
AXA AGGRESSIVE ALLOCATION.............   0.01%         B         $  8.03        243

AXA CONSERVATIVE ALLOCATION...........   0.01%         B         $ 10.86        147

AXA CONSERVATIVE-PLUS ALLOCATION......   0.01%         B         $ 10.08         66

AXA MODERATE ALLOCATION...............   0.01%         B         $  9.54      1,229

AXA MODERATE-PLUS ALLOCATION..........   0.01%         B         $  8.80        160

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.05%         A         $222.92          1

EQ/BLACKROCK BASIC VALUE EQUITY.......   0.00%         B         $206.42          1

EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.00%         B         $ 89.31         --
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.01%         B         $  7.53        251

EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         B         $138.61         --
EQ/CAPITAL GUARDIAN RESEARCH..........   0.01%         B         $ 17.07        341

EQ/EQUITY 500 INDEX...................   0.05%         A         $355.04          2
EQ/EQUITY 500 INDEX...................   0.01%         B         $  8.82      1,828

EQ/EQUITY GROWTH PLUS.................   0.00%         B         $155.08         --

EQ/GAMCO SMALL COMPANY VALUE..........   0.01%         B         $ 14.63        181

EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.00%         B         $363.17          1
EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.01%         B         $ 10.21        158

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.05%         A         $226.59         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.01%         B         $ 12.14        349

EQ/INTERNATIONAL CORE PLUS............   0.00%         B         $114.82          1
EQ/INTERNATIONAL CORE PLUS............   0.01%         B         $ 10.32        239

EQ/INTERNATIONAL EQUITY INDEX.........   0.05%         A         $135.29          4
EQ/INTERNATIONAL EQUITY INDEX.........   0.01%         A         $ 15.20        656

EQ/INTERNATIONAL VALUE PLUS...........   0.00%         B         $123.27          1

EQ/JPMORGAN VALUE OPPORTUNITIES.......   0.00%         B         $133.25          1

EQ/LARGE CAP CORE PLUS................   0.00%         B         $101.82         --

EQ/LARGE CAP GROWTH INDEX.............   0.00%         B         $ 87.06         --

EQ/LARGE CAP GROWTH PLUS..............   0.00%         B         $136.68         --
EQ/LARGE CAP GROWTH PLUS..............   0.01%         B         $  5.70        639

EQ/LARGE CAP VALUE PLUS...............   0.00%         A         $112.13          8
EQ/LARGE CAP VALUE PLUS...............   0.01%         B         $ 10.42        605

EQ/MID CAP INDEX......................   0.00%         B         $128.40         --

EQ/MID CAP VALUE PLUS.................   0.00%         B         $175.78          1
EQ/MID CAP VALUE PLUS.................   0.01%         B         $ 13.86        454

EQ/MONEY MARKET.......................   0.05%         A         $175.23         --
EQ/MONEY MARKET.......................   0.01%         B         $ 10.00      1,447

EQ/PIMCO ULTRA SHORT BOND.............   0.01%         B         $ 11.64        189

EQ/QUALITY BOND PLUS..................   0.05%         A         $239.46         --

EQ/SMALL COMPANY INDEX................   0.01%         B         $ 15.03        255

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-37

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                --------- -------------- ---------- -----------
EQ/T. ROWE PRICE GROWTH STOCK..   0.00%         B         $  9.45         3

EQ/WELLS FARGO OMEGA GROWTH....   0.00%         B         $119.67         2

MULTIMANAGER MULTI-SECTOR BOND.   0.05%         A         $210.78        --
MULTIMANAGER MULTI-SECTOR BOND.   0.01%         B         $  9.49       115

MULTIMANAGER SMALL CAP VALUE...   0.00%         B         $183.67         1

MULTIMANAGER TECHNOLOGY........   0.00%         B         $145.17         1
MULTIMANAGER TECHNOLOGY........   0.01%         B         $ 13.78       214

TARGET 2015 ALLOCATION.........   0.01%         B         $  9.04       178

TARGET 2025 ALLOCATION.........   0.01%         B         $  8.64       230

TARGET 2035 ALLOCATION.........   0.01%         B         $  8.37        57

TARGET 2045 ALLOCATION.........   0.01%         B         $  8.02        47

-----------
The accompanying notes are an integral part of these financial statements.
* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.
**Contract charges reflect the mortality and risk expenses related to the Variable Investment Options.

                                    FSA-38

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE-PLUS
                                                                    ALLOCATION*     ALLOCATION*         ALLOCATION*
                                                                   -------------- ---------------- ---------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  26,889        $ 26,420           $ 10,351
  Expenses:
   Less: Asset-based charges......................................         217             156                 80
                                                                     ---------        --------           --------

NET INVESTMENT INCOME (LOSS)......................................      26,672          26,264             10,271
                                                                     ---------        --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      87,471          13,217              5,039
   Realized gain distribution from The Trusts.....................      49,825          25,512             16,706
                                                                     ---------        --------           --------
  Net realized gain (loss)........................................     137,296          38,729             21,745
                                                                     ---------        --------           --------

  Change in unrealized appreciation (depreciation) of investments.    (325,231)        (40,041)           (41,490)
                                                                     ---------        --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (187,935)         (1,312)           (19,745)
                                                                     ---------        --------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(161,263)       $ 24,952           $ (9,474)
                                                                     =========        ========           ========

                                                                   AXA MODERATE AXA MODERATE-PLUS
                                                                   ALLOCATION*     ALLOCATION*
                                                                   ------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 184,765       $  21,051
  Expenses:
   Less: Asset-based charges......................................      1,315             157
                                                                    ---------       ---------

NET INVESTMENT INCOME (LOSS)......................................    183,450          20,894
                                                                    ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    244,508          34,905
   Realized gain distribution from The Trusts.....................    282,573          37,488
                                                                    ---------       ---------
  Net realized gain (loss)........................................    527,081          72,393
                                                                    ---------       ---------

  Change in unrealized appreciation (depreciation) of investments.   (996,404)       (151,654)
                                                                    ---------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (469,323)        (79,261)
                                                                    ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(285,873)      $ (58,367)
                                                                    =========       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-39

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK BASIC EQ/CALVERT SOCIALLY
                                                                    SMALL CAP GROWTH*     VALUE EQUITY*       RESPONSIBLE*
                                                                   -------------------- ------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $     --            $ 1,432            $  7,114
  Expenses:
   Less: Asset-based charges......................................            161                 --                 209
                                                                         --------            -------            --------

NET INVESTMENT INCOME (LOSS)......................................           (161)             1,432               6,905
                                                                         --------            -------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         (2,050)               183             (54,255)
   Realized gain distribution from The Trusts.....................         12,971                 --                  --
                                                                         --------            -------            --------
  Net realized gain (loss)........................................         10,921                183             (54,255)
                                                                         --------            -------            --------

  Change in unrealized appreciation (depreciation) of investments.        (12,864)            (4,924)             66,803
                                                                         --------            -------            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         (1,943)            (4,741)             12,548
                                                                         --------            -------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $ (2,104)           $(3,309)           $ 19,453
                                                                         ========            =======            ========

                                                                   EQ/CAPITAL GUARDIAN EQ/EQUITY 500
                                                                        RESEARCH*         INDEX*
                                                                   ------------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $ 43,016         $ 260,002
  Expenses:
   Less: Asset-based charges......................................           644             2,439
                                                                        --------         ---------

NET INVESTMENT INCOME (LOSS)......................................        42,372           257,563
                                                                        --------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (44,497)         (166,592)
   Realized gain distribution from The Trusts.....................            --                --
                                                                        --------         ---------
  Net realized gain (loss)........................................       (44,497)         (166,592)
                                                                        --------         ---------

  Change in unrealized appreciation (depreciation) of investments.       233,675           222,782
                                                                        --------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       189,178            56,190
                                                                        --------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $231,550         $ 313,753
                                                                        ========         =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-40

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/EQUITY GROWTH EQ/GAMCO SMALL      EQ/GLOBAL
                                                                        PLUS*       COMPANY VALUE* MULTI-SECTOR EQUITY*
                                                                   ---------------- -------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    216       $   2,014         $  36,889
  Expenses:
   Less: Asset-based charges......................................           --             291               189
                                                                       --------       ---------         ---------

NET INVESTMENT INCOME (LOSS)......................................          216           1,723            36,700
                                                                       --------       ---------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (33,084)        332,921           229,571
   Realized gain distribution from The Trusts.....................           --          29,062                --
                                                                       --------       ---------         ---------
  Net realized gain (loss)........................................      (33,084)        361,983           229,571
                                                                       --------       ---------         ---------

  Change in unrealized appreciation (depreciation) of investments.       18,668        (475,102)         (511,930)
                                                                       --------       ---------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (14,416)       (113,119)         (282,359)
                                                                       --------       ---------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(14,200)      $(111,396)        $(245,659)
                                                                       ========       =========         =========

                                                                   EQ/INTERMEDIATE
                                                                   GOVERNMENT BOND EQ/INTERNATIONAL
                                                                       INDEX*         CORE PLUS*
                                                                   --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 16,199        $  82,918
  Expenses:
   Less: Asset-based charges......................................         442              293
                                                                      --------        ---------

NET INVESTMENT INCOME (LOSS)......................................      15,757           82,625
                                                                      --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (3,351)        (301,680)
   Realized gain distribution from The Trusts.....................          --               --
                                                                      --------        ---------
  Net realized gain (loss)........................................      (3,351)        (301,680)
                                                                      --------        ---------

  Change in unrealized appreciation (depreciation) of investments.     154,840         (282,445)
                                                                      --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     151,489         (584,125)
                                                                      --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $167,246        $(501,500)
                                                                      ========        =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-41

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                                    EQUITY INDEX*     VALUE PLUS*     OPPORTUNITIES*
                                                                   ---------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $   367,858        $  1,763           $ 780
  Expenses:
   Less: Asset-based charges......................................         1,583              --              --
                                                                     -----------        --------           -----

NET INVESTMENT INCOME (LOSS)......................................       366,275           1,763             780
                                                                     -----------        --------           -----

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (1,433,821)           (128)           (104)
   Realized gain distribution from The Trusts.....................            --              --              --
                                                                     -----------        --------           -----
  Net realized gain (loss)........................................    (1,433,821)           (128)           (104)
                                                                     -----------        --------           -----

  Change in unrealized appreciation (depreciation) of investments.      (348,096)        (15,241)            (31)
                                                                     -----------        --------           -----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (1,781,917)        (15,369)           (135)
                                                                     -----------        --------           -----

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(1,415,642)       $(13,606)          $ 645
                                                                     ===========        ========           =====

                                                                   EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP
                                                                    CORE PLUS*  GROWTH INDEX* GROWTH PLUS*
                                                                   ------------ ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $    566        $26       $  16,033
  Expenses:
   Less: Asset-based charges......................................         --         --             426
                                                                     --------        ---       ---------

NET INVESTMENT INCOME (LOSS)......................................        566         26          15,607
                                                                     --------        ---       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (18,109)        11          79,846
   Realized gain distribution from The Trusts.....................      2,560         --              --
                                                                     --------        ---       ---------
  Net realized gain (loss)........................................    (15,549)        11          79,846
                                                                     --------        ---       ---------

  Change in unrealized appreciation (depreciation) of investments.      8,417         32        (240,178)
                                                                     --------        ---       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (7,132)        43        (160,332)
                                                                     --------        ---       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ (6,566)       $69       $(144,725)
                                                                     ========        ===       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-42

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/LARGE CAP EQ/MID CAP EQ/MID CAP  EQ/MONEY EQ/PIMCO ULTRA
                                                                   VALUE PLUS*    INDEX*   VALUE PLUS* MARKET*   SHORT BOND*
                                                                   ------------ ---------- ----------- -------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  89,931    $   169    $  63,128  $ 1,553     $ 11,358
  Expenses:
   Less: Asset-based charges......................................        719         --          736    1,636          254
                                                                    ---------    -------    ---------  -------     --------

NET INVESTMENT INCOME (LOSS)......................................     89,212        169       62,392      (83)      11,104
                                                                    ---------    -------    ---------  -------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (840,961)    (5,722)    (187,937)     251       31,671
   Realized gain distribution from The Trusts.....................         --         --           --       --           --
                                                                    ---------    -------    ---------  -------     --------
  Net realized gain (loss)........................................   (840,961)    (5,722)    (187,937)     251       31,671
                                                                    ---------    -------    ---------  -------     --------

  Change in unrealized appreciation (depreciation) of investments.    388,746      5,635     (566,720)  (1,863)     (48,478)
                                                                    ---------    -------    ---------  -------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (452,215)       (87)    (754,657)  (1,612)     (16,807)
                                                                    ---------    -------    ---------  -------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(363,003)   $    82    $(692,265) $(1,695)    $ (5,703)
                                                                    =========    =======    =========  =======     ========

                                                                   EQ/QUALITY    EQ/SMALL
                                                                   BOND PLUS* COMPANY INDEX*
                                                                   ---------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $ 2,474     $  27,068
  Expenses:
   Less: Asset-based charges......................................       59           422
                                                                    -------     ---------

NET INVESTMENT INCOME (LOSS)......................................    2,415        26,646
                                                                    -------     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (9,181)     (271,518)
   Realized gain distribution from The Trusts.....................       --       346,559
                                                                    -------     ---------
  Net realized gain (loss)........................................   (9,181)       75,041
                                                                    -------     ---------

  Change in unrealized appreciation (depreciation) of investments.    8,700      (235,904)
                                                                    -------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (481)     (160,863)
                                                                    -------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ 1,934     $(134,217)
                                                                    =======     =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-43

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/T. ROWE PRICE EQ/WELLS FARGO    MULTIMANAGER
                                                                    GROWTH STOCK*   OMEGA GROWTH*  MULTI-SECTOR BOND*
                                                                   ---------------- -------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    --         $    --          $41,115
  Expenses:
   Less: Asset-based charges......................................          --              --              135
                                                                       -------         -------          -------

NET INVESTMENT INCOME (LOSS)......................................          --              --           40,980
                                                                       -------         -------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         429           1,109            1,987
   Realized gain distribution from The Trusts.....................          --           4,478               --
                                                                       -------         -------          -------
  Net realized gain (loss)........................................         429           5,587            1,987
                                                                       -------         -------          -------

  Change in unrealized appreciation (depreciation) of investments.      (1,546)         (8,349)             130
                                                                       -------         -------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (1,117)         (2,762)           2,117
                                                                       -------         -------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,117)        $(2,762)         $43,097
                                                                       =======         =======          =======

                                                                   MULTIMANAGER SMALL MULTIMANAGER TARGET 2015
                                                                       CAP VALUE*     TECHNOLOGY*  ALLOCATION*
                                                                   ------------------ ------------ -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $   104        $      --    $ 25,294
  Expenses:
   Less: Asset-based charges......................................           --              343         184
                                                                        -------        ---------    --------

NET INVESTMENT INCOME (LOSS)......................................          104             (343)     25,110
                                                                        -------        ---------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (8,634)          92,877     (45,847)
   Realized gain distribution from The Trusts.....................           --               --      22,416
                                                                        -------        ---------    --------
  Net realized gain (loss)........................................       (8,634)          92,877     (23,431)
                                                                        -------        ---------    --------

  Change in unrealized appreciation (depreciation) of investments.        5,148         (228,585)    (38,965)
                                                                        -------        ---------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (3,486)        (135,708)    (62,396)
                                                                        -------        ---------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(3,382)       $(136,051)   $(37,286)
                                                                        =======        =========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-44

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   TARGET 2025 TARGET 2035 TARGET 2045
                                                                   ALLOCATION* ALLOCATION* ALLOCATION*
                                                                   ----------- ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  28,806   $  6,580    $  5,173
  Expenses:
   Less: Asset-based charges......................................        243         51          95
                                                                    ---------   --------    --------

NET INVESTMENT INCOME (LOSS)......................................     28,563      6,529       5,078
                                                                    ---------   --------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     84,251     31,588      29,281
   Realized gain distribution from The Trusts.....................     12,318      2,412       2,332
                                                                    ---------   --------    --------
  Net realized gain (loss)........................................     96,569     34,000      31,613
                                                                    ---------   --------    --------

  Change in unrealized appreciation (depreciation) of investments.   (236,374)   (61,062)    (57,723)
                                                                    ---------   --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (139,805)   (27,062)    (26,110)
                                                                    ---------   --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(111,242)  $(20,533)   $(21,032)
                                                                    =========   ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-45

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              AXA AGGRESSIVE
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,672  $   29,244
  Net realized gain (loss) on investments................................................    137,296       6,733
  Change in unrealized appreciation (depreciation) of investments........................   (325,231)    168,569
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (161,263)    204,546
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    428,328     383,194
   Transfers between funds including guaranteed interest account, net....................    (45,343)    208,274
   Transfers for contract benefits and terminations......................................   (288,120)    (44,642)
   Contract maintenance charges..........................................................    (17,684)    (14,960)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     77,181     531,866
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          8          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (84,074)    736,412
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,030,716   1,294,304
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,946,642  $2,030,716
                                                                                          ==========  ==========

                                                                                             AXA CONSERVATIVE
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,264  $   23,373
  Net realized gain (loss) on investments................................................     38,729      36,430
  Change in unrealized appreciation (depreciation) of investments........................    (40,041)      5,666
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     24,952      65,469
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    516,886     349,106
   Transfers between funds including guaranteed interest account, net....................     52,636    (144,760)
   Transfers for contract benefits and terminations......................................    (95,855)    (13,257)
   Contract maintenance charges..........................................................    (15,052)    (13,886)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    458,615     177,203
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    483,567     242,672
NET ASSETS -- BEGINNING OF PERIOD........................................................  1,110,944     868,272
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,594,511  $1,110,944
                                                                                          ==========  ==========

                                                                                          AXA CONSERVATIVE-PLUS
                                                                                               ALLOCATION*
                                                                                          --------------------
                                                                                             2011       2010
                                                                                          ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  10,271  $  12,622
  Net realized gain (loss) on investments................................................    21,745     14,954
  Change in unrealized appreciation (depreciation) of investments........................   (41,490)    27,953
                                                                                          ---------  ---------

  Net Increase (decrease) in net assets from operations..................................    (9,474)    55,529
                                                                                          ---------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   141,189    119,865
   Transfers between funds including guaranteed interest account, net....................    (3,563)    96,463
   Transfers for contract benefits and terminations......................................  (116,332)  (146,328)
   Contract maintenance charges..........................................................    (8,857)    (8,344)
                                                                                          ---------  ---------

  Net increase (decrease) in net assets from contractowners transactions.................    12,437     61,656
                                                                                          ---------  ---------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        --         --
                                                                                          ---------  ---------

INCREASE (DECREASE) IN NET ASSETS........................................................     2,963    117,185
NET ASSETS -- BEGINNING OF PERIOD........................................................   662,394    545,209
                                                                                          ---------  ---------

NET ASSETS -- END OF PERIOD.............................................................. $ 665,357  $ 662,394
                                                                                          =========  =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-46

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          AXA MODERATE ALLOCATION*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   183,450  $   212,192
  Net realized gain (loss) on investments................................................     527,081      173,426
  Change in unrealized appreciation (depreciation) of investments........................    (996,404)     492,620
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (285,873)     878,238
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   3,926,944    4,644,572
   Transfers between funds including guaranteed interest account, net....................    (434,795)     (91,900)
   Transfers for contract benefits and terminations......................................  (1,775,733)  (1,371,324)
   Contract maintenance charges..........................................................    (131,926)    (218,412)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................   1,584,490    2,962,936
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   1,298,617    3,841,174
NET ASSETS -- BEGINNING OF PERIOD........................................................  10,421,638    6,580,464
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $11,720,255  $10,421,638
                                                                                          ===========  ===========

                                                                                             AXA MODERATE-PLUS
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   20,894  $   28,547
  Net realized gain (loss) on investments................................................     72,393      81,737
  Change in unrealized appreciation (depreciation) of investments........................   (151,654)     86,187
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    (58,367)    196,471
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    194,654     245,133
   Transfers between funds including guaranteed interest account, net....................   (233,189)    735,935
   Transfers for contract benefits and terminations......................................   (249,115)    (78,403)
   Contract maintenance charges..........................................................    (11,516)    (12,401)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (299,166)    890,264
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          3          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (357,530)  1,086,735
NET ASSETS -- BEGINNING OF PERIOD........................................................  1,762,485     675,750
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,404,955  $1,762,485
                                                                                          ==========  ==========

                                                                                          EQ/ALLIANCEBERNSTEIN
                                                                                           SMALL CAP GROWTH*
                                                                                          ------------------
                                                                                            2011       2010
                                                                                          --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (161)  $     12
  Net realized gain (loss) on investments................................................   10,921     (3,373)
  Change in unrealized appreciation (depreciation) of investments........................  (12,864)    74,696
                                                                                          --------   --------

  Net Increase (decrease) in net assets from operations..................................   (2,104)    71,335
                                                                                          --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    6,911      7,217
   Transfers between funds including guaranteed interest account, net....................   21,368     (5,368)
   Transfers for contract benefits and terminations......................................       --     (3,166)
   Contract maintenance charges..........................................................   (3,164)    (2,280)
                                                                                          --------   --------

  Net increase (decrease) in net assets from contractowners transactions.................   25,115     (3,597)
                                                                                          --------   --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                  --
                                                                                          --------   --------

INCREASE (DECREASE) IN NET ASSETS........................................................   23,011     67,738
NET ASSETS -- BEGINNING OF PERIOD........................................................  287,517    219,779
                                                                                          --------   --------

NET ASSETS -- END OF PERIOD.............................................................. $310,528   $287,517
                                                                                          ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-47

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          EQ/BLACKROCK BASIC
                                                                                             VALUE EQUITY*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  1,432  $  1,182
  Net realized gain (loss) on investments................................................      183   (19,732)
  Change in unrealized appreciation (depreciation) of investments........................   (4,924)   25,183
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................   (3,309)    6,633
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    6,756     6,134
   Transfers between funds including guaranteed interest account, net....................    8,434       625
   Transfers for contract benefits and terminations......................................       --   (68,191)
   Contract maintenance charges..........................................................   (1,076)   (1,229)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   14,114   (62,661)
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   10,805   (56,028)
NET ASSETS -- BEGINNING OF PERIOD........................................................  100,873   156,901
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $111,678  $100,873
                                                                                          ========  ========

                                                                                            EQ/CALVERT SOCIALLY
                                                                                               RESPONSIBLE*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    6,905  $      905
  Net realized gain (loss) on investments................................................    (54,255)    (55,028)
  Change in unrealized appreciation (depreciation) of investments........................     66,803     277,607
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     19,453     223,484
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    298,377     378,832
   Transfers between funds including guaranteed interest account, net....................    (38,736)    (51,535)
   Transfers for contract benefits and terminations......................................   (415,173)   (149,283)
   Contract maintenance charges..........................................................    (17,444)    (18,113)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (172,976)    159,901
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (153,523)    383,385
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,042,714   1,659,329
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,889,191  $2,042,714
                                                                                          ==========  ==========

                                                                                            EQ/CAPITAL GUARDIAN
                                                                                                 RESEARCH*
                                                                                          -----------------------
                                                                                             2011         2010
                                                                                          ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   42,372  $    42,529
  Net realized gain (loss) on investments................................................    (44,497)     (87,274)
  Change in unrealized appreciation (depreciation) of investments........................    233,675      882,256
                                                                                          ----------  -----------

  Net Increase (decrease) in net assets from operations..................................    231,550      837,511
                                                                                          ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    532,128      555,229
   Transfers between funds including guaranteed interest account, net....................    (27,512)     (58,311)
   Transfers for contract benefits and terminations......................................   (587,669)  (1,050,055)
   Contract maintenance charges..........................................................     43,206     (155,312)
                                                                                          ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (39,847)    (708,449)
                                                                                          ----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                      --
                                                                                          ----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................    191,703      129,062
NET ASSETS -- BEGINNING OF PERIOD........................................................  5,678,695    5,549,633
                                                                                          ----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $5,870,398  $ 5,678,695
                                                                                          ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-48

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/EQUITY 500 INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   257,563  $   245,646
  Net realized gain (loss) on investments................................................    (166,592)    (314,920)
  Change in unrealized appreciation (depreciation) of investments........................     222,782    2,393,383
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................     313,753    2,324,109
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   2,316,365    2,092,787
   Transfers between funds including guaranteed interest account, net....................    (972,963)    (625,558)
   Transfers for contract benefits and terminations......................................  (2,937,317)  (2,112,339)
   Contract maintenance charges..........................................................    (168,742)    (172,323)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................  (1,762,657)    (817,433)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,448,904)   1,506,676
NET ASSETS -- BEGINNING OF PERIOD........................................................  18,455,886   16,949,210
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $17,006,982  $18,455,886
                                                                                          ===========  ===========

                                                                                               EQ/EQUITY
                                                                                             GROWTH PLUS*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    216  $    424
  Net realized gain (loss) on investments................................................  (33,084)     (555)
  Change in unrealized appreciation (depreciation) of investments........................   18,668    21,217
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (14,200)   21,086
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    2,859     1,348
   Transfers between funds including guaranteed interest account, net....................  (72,369)    1,721
   Transfers for contract benefits and terminations......................................       --      (109)
   Contract maintenance charges..........................................................   (1,125)   (1,108)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  (70,635)    1,852
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (84,835)   22,938
NET ASSETS -- BEGINNING OF PERIOD........................................................  158,638   135,700
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $ 73,803  $158,638
                                                                                          ========  ========

                                                                                              EQ/GAMCO SMALL
                                                                                              COMPANY VALUE*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    1,723  $    7,647
  Net realized gain (loss) on investments................................................    361,983     116,436
  Change in unrealized appreciation (depreciation) of investments........................   (475,102)    428,351
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (111,396)    552,434
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    616,177     524,398
   Transfers between funds including guaranteed interest account, net....................    (25,533)    703,582
   Transfers for contract benefits and terminations......................................   (406,976)   (417,713)
   Contract maintenance charges..........................................................    (25,262)    (18,305)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    158,406     791,962
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         96          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................     47,106   1,344,396
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,598,899   1,254,503
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,646,005  $2,598,899
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-49

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/GLOBAL
                                                                                           MULTI-SECTOR EQUITY*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   36,700  $   26,775
  Net realized gain (loss) on investments................................................    229,571    (519,768)
  Change in unrealized appreciation (depreciation) of investments........................   (511,930)    736,142
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (245,659)    243,149
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    371,350     450,849
   Transfers between funds including guaranteed interest account, net....................   (168,384)   (165,988)
   Transfers for contract benefits and terminations......................................   (474,433)   (556,131)
   Contract maintenance charges..........................................................    (19,851)    (23,233)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (291,318)   (294,503)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (536,977)    (51,354)
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,390,352   2,441,706
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,853,375  $2,390,352
                                                                                          ==========  ==========

                                                                                              EQ/INTERMEDIATE
                                                                                          GOVERNMENT BOND INDEX*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   15,757  $   39,250
  Net realized gain (loss) on investments................................................     (3,351)        990
  Change in unrealized appreciation (depreciation) of investments........................    154,840      95,379
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    167,246     135,619
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    840,819     952,584
   Transfers between funds including guaranteed interest account, net....................    591,458    (491,929)
   Transfers for contract benefits and terminations......................................   (537,616)   (501,037)
   Contract maintenance charges..........................................................    (37,156)    (39,089)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    857,505     (79,471)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.                     --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................  1,024,751      56,148
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,229,378   3,173,230
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $4,254,129  $3,229,378
                                                                                          ==========  ==========

                                                                                             EQ/INTERNATIONAL
                                                                                                CORE PLUS*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   82,625  $   58,863
  Net realized gain (loss) on investments................................................   (301,680)   (766,397)
  Change in unrealized appreciation (depreciation) of investments........................   (282,445)    984,578
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (501,500)    277,044
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    391,566     489,054
   Transfers between funds including guaranteed interest account, net....................    (80,997)   (382,229)
   Transfers for contract benefits and terminations......................................   (533,578)   (535,398)
   Contract maintenance charges..........................................................     23,841     (85,860)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (199,168)   (514,433)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (700,668)   (237,389)
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,269,410   3,506,799
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,568,742  $3,269,410
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-50

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/INTERNATIONAL
                                                                                                EQUITY INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   366,275  $   328,779
  Net realized gain (loss) on investments................................................  (1,433,821)    (839,372)
  Change in unrealized appreciation (depreciation) of investments........................    (348,096)   1,171,180
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................  (1,415,642)     660,587
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................   1,246,759    1,285,004
   Transfers between funds including guaranteed interest account, net....................    (801,839)    (943,523)
   Transfers for contract benefits and terminations......................................  (1,775,025)  (1,460,323)
   Contract maintenance charges..........................................................    (116,303)    (128,629)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................  (1,446,408)  (1,247,471)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (2,862,050)    (586,884)
NET ASSETS -- BEGINNING OF PERIOD........................................................  13,380,056   13,966,940
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $10,518,006  $13,380,056
                                                                                          ===========  ===========

                                                                                           EQ/INTERNATIONAL     EQ/JPMORGAN
                                                                                             VALUE PLUS*     VALUE OPPORTUNITIES*
                                                                                          -----------------  -------------------
                                                                                            2011      2010     2011       2010
                                                                                          --------  -------   -------   -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  1,763  $   599  $   780    $   539
  Net realized gain (loss) on investments................................................     (128)  (2,854)    (104)      (119)
  Change in unrealized appreciation (depreciation) of investments........................  (15,241)   6,422      (31)     4,437
                                                                                          --------  -------   -------   -------

  Net Increase (decrease) in net assets from operations..................................  (13,606)   4,167      645      4,857
                                                                                          --------  -------   -------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      810      699       --         --
   Transfers between funds including guaranteed interest account, net....................    5,717   (6,982)  25,004         --
   Transfers for contract benefits and terminations......................................       --       --       --         --
   Contract maintenance charges..........................................................     (831)    (786)    (553)      (411)
                                                                                          --------  -------   -------   -------

  Net increase (decrease) in net assets from contractowners transactions.................    5,696   (7,069)  24,451       (411)
                                                                                          --------  -------   -------   -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        2       --       --         --
                                                                                          --------  -------   -------   -------

INCREASE (DECREASE) IN NET ASSETS........................................................   (7,908)  (2,902)  25,096      4,446
NET ASSETS -- BEGINNING OF PERIOD........................................................   83,892   86,794   44,252     39,806
                                                                                          --------  -------   -------   -------

NET ASSETS -- END OF PERIOD.............................................................. $ 75,984  $83,892  $69,348    $44,252
                                                                                          ========  =======   =======   =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-51

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                             EQ/LARGE CAP       EQ/LARGE CAP
                                                                                              CORE PLUS*        GROWTH INDEX*
                                                                                          ------------------  ----------------
                                                                                            2011      2010     2011     2010
                                                                                          --------  --------  ------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    566  $    992  $   26  $     89
  Net realized gain (loss) on investments................................................  (15,549)    7,201      11    (5,113)
  Change in unrealized appreciation (depreciation) of investments........................    8,417     4,894      32     1,475
                                                                                          --------  --------  ------  --------

  Net Increase (decrease) in net assets from operations..................................   (6,566)   13,087      69    (3,549)
                                                                                          --------  --------  ------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    1,965     1,165      --    15,000
   Transfers between funds including guaranteed interest account, net....................       --        --      --   (73,645)
   Transfers for contract benefits and terminations......................................  (50,000)       --      --        --
   Contract maintenance charges..........................................................     (984)     (937)    (56)     (518)
                                                                                          --------  --------  ------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  (49,019)      228     (56)  (59,163)
                                                                                          --------  --------  ------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --        --      --        --
                                                                                          --------  --------  ------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (55,585)   13,315      13   (62,712)
NET ASSETS -- BEGINNING OF PERIOD........................................................  105,505    92,190   2,890    65,602
                                                                                          --------  --------  ------  --------

NET ASSETS -- END OF PERIOD.............................................................. $ 49,920  $105,505  $2,903  $  2,890
                                                                                          ========  ========  ======  ========

                                                                                               EQ/LARGE CAP
                                                                                               GROWTH PLUS*
                                                                                          ----------------------
                                                                                           2011 (A)      2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   15,607  $   13,768
  Net realized gain (loss) on investments................................................     79,846      55,972
  Change in unrealized appreciation (depreciation) of investments........................   (240,178)    449,510
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (144,725)    519,250
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    608,386     575,664
   Transfers between funds including guaranteed interest account, net....................    151,976     (18,939)
   Transfers for contract benefits and terminations......................................   (815,716)   (708,337)
   Contract maintenance charges..........................................................    (38,680)    (37,688)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................    (94,034)   (189,300)
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.     (1,602)         --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (240,361)    329,950
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,910,807   3,580,857
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,670,446  $3,910,807
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-52

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          EQ/LARGE CAP VALUE PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    89,212  $    92,504
  Net realized gain (loss) on investments................................................    (840,961)    (974,884)
  Change in unrealized appreciation (depreciation) of investments........................     388,746    1,834,501
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (363,003)     952,121
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     816,162    1,062,029
   Transfers between funds including guaranteed interest account, net....................    (165,847)    (563,026)
   Transfers for contract benefits and terminations......................................  (1,208,220)  (1,024,085)
   Contract maintenance charges..........................................................     (69,239)     (75,322)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (627,144)    (600,404)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (990,147)     351,717
NET ASSETS -- BEGINNING OF PERIOD........................................................   8,175,643    7,823,926
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 7,185,496  $ 8,175,643
                                                                                          ===========  ===========

                                                                                          EQ/MID CAP INDEX*
                                                                                          -----------------
                                                                                            2011      2010
                                                                                          --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    169  $   276
  Net realized gain (loss) on investments................................................   (5,722)    (196)
  Change in unrealized appreciation (depreciation) of investments........................    5,635    8,337
                                                                                          --------  -------

  Net Increase (decrease) in net assets from operations..................................       82    8,417
                                                                                          --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    3,027    3,677
   Transfers between funds including guaranteed interest account, net....................  (14,870)   1,857
   Transfers for contract benefits and terminations......................................   (5,581)      --
   Contract maintenance charges..........................................................     (254)    (307)
                                                                                          --------  -------

  Net increase (decrease) in net assets from contractowners transactions.................  (17,678)   5,227
                                                                                          --------  -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --       --
                                                                                          --------  -------

INCREASE (DECREASE) IN NET ASSETS........................................................  (17,596)  13,644
NET ASSETS -- BEGINNING OF PERIOD........................................................   42,743   29,099
                                                                                          --------  -------

NET ASSETS -- END OF PERIOD.............................................................. $ 25,147  $42,743
                                                                                          ========  =======

                                                                                           EQ/MID CAP VALUE PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    62,392  $    72,997
  Net realized gain (loss) on investments................................................    (187,937)    (560,329)
  Change in unrealized appreciation (depreciation) of investments........................    (566,720)   2,019,887
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................    (692,265)   1,532,555
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     781,760      709,346
   Transfers between funds including guaranteed interest account, net....................    (435,001)    (214,787)
   Transfers for contract benefits and terminations......................................    (751,557)  (1,844,558)
   Contract maintenance charges..........................................................     (41,610)    (102,043)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................    (446,408)  (1,452,042)
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,138,673)      80,513
NET ASSETS -- BEGINNING OF PERIOD........................................................   7,606,517    7,526,004
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 6,467,844  $ 7,606,517
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-53

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              EQ/MONEY MARKET*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $       (83) $       153
  Net realized gain (loss) on investments................................................         251          180
  Change in unrealized appreciation (depreciation) of investments........................      (1,863)         460
                                                                                          -----------  -----------

  Net Increase (decrease) in net assets from operations..................................      (1,695)         793
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  12,425,672    9,453,883
   Transfers between funds including guaranteed interest account, net....................  (1,861,197)  (2,017,313)
   Transfers for contract benefits and terminations......................................  (5,824,196)  (3,695,204)
   Contract maintenance charges..........................................................    (190,788)    (180,058)
                                                                                          -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.................   4,549,491    3,561,308
                                                                                          -----------  -----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         501           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   4,548,297    3,562,101
NET ASSETS -- BEGINNING OF PERIOD........................................................   9,960,195    6,398,094
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $14,508,492  $ 9,960,195
                                                                                          ===========  ===========

                                                                                              EQ/PIMCO ULTRA
                                                                                                SHORT BOND*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   11,104  $    7,236
  Net realized gain (loss) on investments................................................     31,671     (45,575)
  Change in unrealized appreciation (depreciation) of investments........................    (48,478)     55,129
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................     (5,703)     16,790
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    662,710     824,107
   Transfers between funds including guaranteed interest account, net....................   (339,712)   (337,171)
   Transfers for contract benefits and terminations......................................   (248,649)   (180,194)
   Contract maintenance charges..........................................................    (22,464)    (21,730)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     51,885     285,012
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................     46,182     301,802
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,156,933   1,855,131
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,203,115  $2,156,933
                                                                                          ==========  ==========

                                                                                          EQ/QUALITY BOND PLUS*
                                                                                          --------------------
                                                                                            2011       2010
                                                                                          --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  2,415   $ 15,102
  Net realized gain (loss) on investments................................................   (9,181)      (153)
  Change in unrealized appreciation (depreciation) of investments........................    8,700     (6,612)
                                                                                          --------   --------

  Net Increase (decrease) in net assets from operations..................................    1,934      8,337
                                                                                          --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    1,965      5,626
   Transfers between funds including guaranteed interest account, net....................  (42,016)        --
   Transfers for contract benefits and terminations......................................  (26,748)      (149)
   Contract maintenance charges..........................................................   (1,339)    (1,512)
                                                                                          --------   --------

  Net increase (decrease) in net assets from contractowners transactions.................  (68,138)     3,965
                                                                                          --------   --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       --         --
                                                                                          --------   --------

INCREASE (DECREASE) IN NET ASSETS........................................................  (66,204)    12,302
NET ASSETS -- BEGINNING OF PERIOD........................................................  138,425    126,123
                                                                                          --------   --------

NET ASSETS -- END OF PERIOD.............................................................. $ 72,221   $138,425
                                                                                          ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-54

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          EQ/SMALL COMPANY INDEX*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   26,646  $   40,273
  Net realized gain (loss) on investments................................................     75,041    (277,870)
  Change in unrealized appreciation (depreciation) of investments........................   (235,904)  1,181,405
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (134,217)    943,808
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    515,698     597,301
   Transfers between funds including guaranteed interest account, net....................   (265,253)     61,458
   Transfers for contract benefits and terminations......................................   (929,397)   (474,436)
   Contract maintenance charges..........................................................    (38,958)    (41,546)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (717,910)    142,777
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         26          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (852,101)  1,086,585
NET ASSETS -- BEGINNING OF PERIOD........................................................  4,679,632   3,593,047
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,827,531  $4,679,632
                                                                                          ==========  ==========

                                                                                          EQ/T. ROWE PRICE   EQ/WELLS FARGO
                                                                                           GROWTH STOCK*      OMEGA GROWTH*
                                                                                          ---------------  ------------------
                                                                                            2011    2010     2011      2010
                                                                                          -------  ------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    --  $   --  $     --  $     14
  Net realized gain (loss) on investments................................................     429      (2)    5,587     3,202
  Change in unrealized appreciation (depreciation) of investments........................  (1,546)    209    (8,349)   14,819
                                                                                          -------  ------  --------  --------

  Net Increase (decrease) in net assets from operations..................................  (1,117)    207    (2,762)   18,035
                                                                                          -------  ------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     819      --     3,573        --
   Transfers between funds including guaranteed interest account, net....................  27,901      --   155,349        --
   Transfers for contract benefits and terminations......................................      --      --        --      (171)
   Contract maintenance charges..........................................................    (251)    (10)   (1,371)     (650)
                                                                                          -------  ------  --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................  28,469     (10)  157,551      (821)
                                                                                          -------  ------  --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.      --      --        --        --
                                                                                          -------  ------  --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................  27,352     197   154,789    17,214
NET ASSETS -- BEGINNING OF PERIOD........................................................   1,474   1,277   122,383   105,169
                                                                                          -------  ------  --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $28,826  $1,474  $277,172  $122,383
                                                                                          =======  ======  ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-55

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                           MULTIMANAGER MULTI-
                                                                                              SECTOR BOND*
                                                                                          --------------------
                                                                                             2011       2010
                                                                                          ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   40,980  $ 25,682
  Net realized gain (loss) on investments................................................      1,987     6,419
  Change in unrealized appreciation (depreciation) of investments........................        130     2,622
                                                                                          ----------  --------

  Net Increase (decrease) in net assets from operations..................................     43,097    34,723
                                                                                          ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    327,492   242,653
   Transfers between funds including guaranteed interest account, net....................   (116,253)  300,785
   Transfers for contract benefits and terminations......................................   (141,554)  (99,947)
   Contract maintenance charges..........................................................     (8,354)   (6,890)
                                                                                          ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.................     61,331   436,601
                                                                                          ----------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --        --
                                                                                          ----------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................    104,428   471,324
NET ASSETS -- BEGINNING OF PERIOD........................................................    989,211   517,887
                                                                                          ----------  --------

NET ASSETS -- END OF PERIOD.............................................................. $1,093,639  $989,211
                                                                                          ==========  ========

                                                                                          MULTIMANAGER SMALL
                                                                                              CAP VALUE*
                                                                                          -----------------
                                                                                            2011      2010
                                                                                          --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    104  $   132
  Net realized gain (loss) on investments................................................   (8,634)  (3,379)
  Change in unrealized appreciation (depreciation) of investments........................    5,148   22,795
                                                                                          --------  -------

  Net Increase (decrease) in net assets from operations..................................   (3,382)  19,548
                                                                                          --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      137      641
   Transfers between funds including guaranteed interest account, net....................   52,653    3,251
   Transfers for contract benefits and terminations......................................   (9,256)    (109)
   Contract maintenance charges..........................................................     (767)    (589)
                                                                                          --------  -------

  Net increase (decrease) in net assets from contractowners transactions.................   42,767    3,194
                                                                                          --------  -------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        2       --
                                                                                          --------  -------

INCREASE (DECREASE) IN NET ASSETS........................................................   39,387   22,742
NET ASSETS -- BEGINNING OF PERIOD........................................................   98,560   75,818
                                                                                          --------  -------

NET ASSETS -- END OF PERIOD.............................................................. $137,947  $98,560
                                                                                          ========  =======

                                                                                               MULTIMANAGER
                                                                                                TECHNOLOGY*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $     (343) $       --
  Net realized gain (loss) on investments................................................     92,877      28,307
  Change in unrealized appreciation (depreciation) of investments........................   (228,585)    476,775
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (136,051)    505,082
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    441,388     467,640
   Transfers between funds including guaranteed interest account, net....................   (196,165)    (76,677)
   Transfers for contract benefits and terminations......................................   (503,556)   (261,042)
   Contract maintenance charges..........................................................    (32,861)    (31,060)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (291,194)     98,861
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         25          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (427,220)    603,943
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,530,780   2,926,837
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,103,560  $3,530,780
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-56

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          TARGET 2015 ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   25,110  $   26,903
  Net realized gain (loss) on investments................................................    (23,431)      2,889
  Change in unrealized appreciation (depreciation) of investments........................    (38,965)    160,211
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................    (37,286)    190,003
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    320,080     441,264
   Transfers between funds including guaranteed interest account, net....................   (362,206)     33,376
   Transfers for contract benefits and terminations......................................   (327,200)    (28,286)
   Contract maintenance charges..........................................................    (16,717)    (17,124)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................   (386,043)    429,230
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (423,329)    619,233
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,032,569   1,413,336
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,609,240  $2,032,569
                                                                                          ==========  ==========

                                                                                          TARGET 2025 ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   28,563  $   25,219
  Net realized gain (loss) on investments................................................     96,569     (51,908)
  Change in unrealized appreciation (depreciation) of investments........................   (236,374)    229,773
                                                                                          ----------  ----------

  Net Increase (decrease) in net assets from operations..................................   (111,242)    203,084
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    579,359     586,880
   Transfers between funds including guaranteed interest account, net....................   (271,625)    168,207
   Transfers for contract benefits and terminations......................................   (250,553)   (123,666)
   Contract maintenance charges..........................................................    (21,726)    (16,952)
                                                                                          ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.................     35,455     614,469
                                                                                          ----------  ----------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.          1          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (75,786)    817,553
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,063,692   1,246,139
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,987,906  $2,063,692
                                                                                          ==========  ==========

                                                                                              TARGET 2035
                                                                                              ALLOCATION*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  6,529  $  4,606
  Net realized gain (loss) on investments................................................   34,000   (11,548)
  Change in unrealized appreciation (depreciation) of investments........................  (61,062)   53,131
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (20,533)   46,189
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  182,968   143,772
   Transfers between funds including guaranteed interest account, net....................  (22,436)   45,500
   Transfers for contract benefits and terminations......................................  (60,841)  (66,616)
   Contract maintenance charges..........................................................   (4,664)   (3,599)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   95,027   119,057
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.        4        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   74,498   165,246
NET ASSETS -- BEGINNING OF PERIOD........................................................  403,649   238,403
                                                                                          --------  --------

NET ASSETS -- END OF PERIOD.............................................................. $478,147  $403,649
                                                                                          ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-57

SEPARATE ACCOUNT NO. 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              TARGET 2045
                                                                                              ALLOCATION*
                                                                                          ------------------
                                                                                            2011      2010
                                                                                          --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  5,078  $  3,363
  Net realized gain (loss) on investments................................................   31,613     2,989
  Change in unrealized appreciation (depreciation) of investments........................  (57,723)   29,458
                                                                                          --------  --------

  Net Increase (decrease) in net assets from operations..................................  (21,032)   35,810
                                                                                          --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................  163,929   130,299
   Transfers between funds including guaranteed interest account, net....................  (18,420)   (6,224)
   Transfers for contract benefits and terminations......................................  (72,976)  (62,501)
   Contract maintenance charges..........................................................   (3,878)   (2,984)
                                                                                          --------  --------

  Net increase (decrease) in net assets from contractowners transactions.................   68,655    58,590
                                                                                          --------  --------

  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 66.       53        --
                                                                                          --------  --------

INCREASE (DECREASE) IN NET ASSETS........................................................   47,676    94,400

NET ASSETS -- BEGINNING OF PERIOD........................................................  325,363   230,963
                                                                                          --------  --------
NET ASSETS -- END OF PERIOD.............................................................. $373,039  $325,363
                                                                                          ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(a)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011. (See Note 6)

                                    FSA-58

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, The "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity Contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by contractowners of group annuity Contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 37 Variable Investment Options. The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "The Trusts"). The Trusts are open-end management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   The Contractowners invest in Separate Accounts No. 10, 4, 3 and 66 under the following respective names:

                                       POOLED SEPARATE ACCOUNT FUNDS**
                 RIA                   -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
                                       EQ ADVISORS TRUST*
Separate Account No. 66:               ------------------
                                       EQ/AllianceBernstein Small Cap Growth
                                       EQ/BlackRock Basic Value Equity        EQ/Large Cap Growth Index
                                       EQ/Calvert Socially Responsible        EQ/Large Cap Growth PLUS
                                       EQ/Capital Guardian Research           EQ/Large Cap Value PLUS
                                       EQ/Equity 500 Index                    EQ/Mid Cap Index
                                       EQ/Equity Growth PLUS                  EQ/Mid Cap Value PLUS
                                       EQ/Global Multi-Sector Equity          EQ/Money Market
                                       EQ/Intermediate Government Bond Index  EQ/Quality Bond PLUS
                                       EQ/International Core PLUS             EQ/T. Rowe Price Growth Stock
                                       EQ/International Equity Index/(1)/     EQ/Wells Fargo Omega Growth/(3)/
                                       EQ/International Value PLUS/(2)/       AXA PREMIER VIP TRUST*
                                       EQ/JPMorgan Value Opportunities        Multimanager Multi-Sector Bond
                                       EQ/Large Cap Core PLUS                 Multimanager Small Cap Value

                 MRP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------        Multimanager Technology
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
Separate Account No. 66:               EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                                       ------------------                     ----------------------
                                       EQ/Calvert Socially Responsible
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/GAMCO Small Company Value           AXA Aggressive Allocation
                                       EQ/Global Multi-Sector Equity          AXA Conservative Allocation
                                       EQ/Intermediate Government Bond Index  AXA Conservative-Plus Allocation
                                       EQ/International Core PLUS             AXA Moderate Allocation
                                       EQ/International Equity Index/(1)/     AXA Moderate-Plus Allocation
                                       EQ/Large Cap Growth PLUS               Multimanager Multi-Sector Bond
                                       EQ/Large Cap Value PLUS                Multimanager Technology
                                       EQ/Mid Cap Value PLUS                  Target 2015 Allocation
                                       EQ/Money Market                        Target 2025 Allocation
                                       EQ/PIMCO Ultra Short Bond              Target 2035 Allocation
                                       EQ/Small Company Index                 Target 2045 Allocation

                 EPP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

            INSTITUTIONAL              POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                Balanced Account
Separate Account No. 4                 Growth Stock Account
Separate Account No. 3                 Mid Cap Growth Stock Account

   ----------
  (1)Formerly known as EQ/AllianceBernstein International

                                    FSA-59

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Concluded)

  (2)Formerly known as EQ/BlackRock International value
  (3)Formerly known as EQ/Wells Fargo Advantage Omega Growth
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   **As defined in the respective Prospectus of the Plans.

   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Accounts' financial statements and disclosures.

   Investment securities for Separate Accounts No. 10, 4 and 3 are valued as follows:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

                                    FSA-60

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Continued)


   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Investments in units of other Separate Accounts are valued at net unit value thereof.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   Investment Transactions:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2011, the average monthly notional value of futures contracts held in Separate Account No. 4 was $396,461. All futures contracts were related to equity contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions. For the year ended December 31, 2011, the average monthly principal amount of forward foreign currency exchange contracts held in Separate Account No. 10 was $341,686.

                                    FSA-61

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Continued)


   Market and Credit Risk:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   Contracts in Payout:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1971 GAM table, the 1983 GAM table, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 6.5 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   Other assets and liabilities:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   Contract Payments and Withdrawals:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   Foreign Taxes:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   Investments in Separate Account No. 66 are valued as follows:

   Investments:

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

                                    FSA-62

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account. Transfers between funds including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

                                    FSA-63

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Continued)


   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                               FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011
                                                             LEVEL 1
                                               --------------------------------------------
                                                 SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT        ACCOUNT        ACCOUNT
                                                 NO. 10       NO. 4/(2)/     NO. 3/(2)/
                                                -----------    -----------    -----------
ASSETS
Investments:
Common Stocks
 Consumer Discretionary....................... $ 1,299,550    $ 9,779,654    $ 3,535,622
 Consumer Staples.............................   1,089,590      8,763,096      1,206,794
 Energy.......................................   1,195,457      7,583,833      2,294,519
 Financials...................................   1,060,034      2,651,668      1,425,783
 Health Care..................................   2,469,143      8,605,886      4,142,020
 Industrial...................................     877,043      8,682,937             --
 Information Technology.......................   1,956,148     19,153,906      5,083,502
 Materials....................................     442,906      3,666,015        452,941
 Telecommunication Services...................     203,216        830,756             --
 Utilities....................................     408,378         62,047             --
 Producers Durables...........................          --             --      4,455,011
                                                -----------    -----------    -----------
   TOTAL COMMON STOCKS........................  11,001,465     69,779,798     22,596,192
                                                -----------    -----------    -----------
 Short term...................................     886,379        181,718        371,027
                                                -----------    -----------    -----------
TOTAL LEVEL 1................................. $11,887,844    $69,961,516    $22,967,219
                                                ===========    ===========    ===========

                                                             LEVEL 2
                                               --------------------------------------------
                                                SEPARATE       SEPARATE       SEPARATE
                                                 ACCOUNT        ACCOUNT        ACCOUNT
                                                 NO. 10          NO. 4          NO. 3
                                                -----------    -----------    -----------
ASSETS
Investments:
Fixed Maturities, available for sale
 Corporate.................................... $ 4,345,639    $        --    $        --
 U.S. Treasury, government and agency.........   3,213,968             --             --
 States and political subdivision.............      49,214             --             --
 Foreign governments..........................      82,421             --             --
 Commercial mortgage-backed...................     765,961             --             --
 Residential mortgage-backed..................   2,862,657             --             --
 Asset-backed.................................          --             --             --
                                                -----------    -----------    -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.  11,319,860             --             --
                                                -----------    -----------    -----------
Common Stocks
 Consumer Discretionary.......................     601,336             --             --
 Consumer Staples.............................   1,017,229             --             --
 Energy.......................................   1,102,876             --             --
 Financials...................................   1,813,201             --             --
 Health Care..................................     693,968             --             --
 Industrial...................................     885,826             --             --
 Information Technology.......................     291,463             --             --
 Materials....................................     822,248             --             --
 Telecommunication Services...................     538,091             --             --
 Utilities....................................     322,013             --             --
                                                -----------    -----------    -----------
   TOTAL COMMON STOCKS........................   8,088,251             --             --
                                                -----------    -----------    -----------
 Preferred Stocks.............................      44,989             --             --
                                                -----------    -----------    -----------
TOTAL LEVEL 2................................. $19,453,100    $        --    $        --
                                                ===========    ===========    ===========

                                    FSA-64

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Continued)

                                                             LEVEL 3
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                ACCOUNT     ACCOUNT     ACCOUNT
                                                 NO. 10      NO. 4       NO. 3
                                               ----------- ----------- -----------
ASSETS
Investments:
Fixed Maturities, available for sale
 Commercial mortgage-backed................... $   114,456 $        -- $        --
 Asset-backed.................................      58,797          --          --
                                               ----------- ----------- -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.     173,253          --          --
                                               ----------- ----------- -----------
Common Stocks
 Energy.......................................          --      45,600          --
                                               ----------- ----------- -----------
TOTAL LEVEL 3................................. $   173,253 $    45,600 $        --
                                               ----------- ----------- -----------
 TOTAL ASSETS................................. $31,514,197 $70,007,116 $22,967,219
                                               =========== =========== ===========

The policy is to recognize transfers in and transfers out of the valuation levels as of the end of the actual date of the event or change in circumstances that caused transfer for Separate Account No. 10. During the year ended December 31, 2011, Separate Account No. 10 had a significant amount of foreign equity securities transfer from Level 1 to Level 2 due to the use of international fair value pricing procedures at December 31, 2011. On December 31, 2011, foreign equity securities with a market value of $8,088,251 were transferred from Level 1 to Level 2.

                                                                            LEVEL 3 INSTRUMENTS
                                                                          FAIR VALUE MEASUREMENTS
                                                                          SEPARATE ACCOUNT NO. 10
                                                            --------------------------------------------------
                                                            COMMERCIAL
                                                             MORTGAGE    ASSET      CONSUMER         TOTAL
                                                              BACKED     BACKED   DISCRETIONARY INVESTMENTS/(1)/
                                                            ---------- ---------  ------------- ---------------
BALANCE, DECEMBER 31, 2010................................. $ 302,350  $ 186,759    $     --       $ 489,109
Total gains (losses) realized and unrealized, included in:
Earnings as:
 Net amortization/accretion................................       139        117          --             256
 Investment (losses) gains, net............................   (29,320)   (74,949)    (12,735)       (117,004)
                                                            ---------  ---------    --------       ---------
   SUBTOTAL................................................   (29,181)   (74,832)    (12,735)       (116,748)
                                                            ---------  ---------    --------       ---------
 Change in unrealized gain/(loss)..........................    19,561     55,509        (207)         74,863
 Purchases.................................................        --         --      34,130          34,130
 Sales.....................................................  (178,274)  (108,639)    (21,188)       (308,101)
                                                            ---------  ---------    --------       ---------
BALANCE, DECEMBER 31, 2011................................. $ 114,456  $  58,797    $     --       $ 173,253
                                                            =========  =========    ========       =========

                                    FSA-65

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

3. Fair Value Disclosures (Concluded)


                                                              LEVEL 3 INSTRUMENTS
                                                                FAIR VALUE MEASUREMENTS
                                                             SEPARATE ACCOUNT NO. 4
                                                            --------------------------
                                                                            TOTAL
                                                              ENERGY   INVESTMENTS/(1)/
                                                            --------   ---------------
BALANCE, DECEMBER 31, 2010................................. $    --        $    --
Total gains (losses) realized and unrealized, included in:
Earnings as:
 Investment (losses) gains, net............................      60             60
                                                            -------        -------
   SUBTOTAL................................................      60             60
                                                            -------        -------
 Change in unrealized gain/(loss)..........................  11,515         11,515
 Purchases.................................................  34,085         34,085
 Sales.....................................................     (60)           (60)
                                                            -------        -------
BALANCE, DECEMBER 31, 2011................................. $45,600        $45,600
                                                            =======        =======

-----------
(1)There were no transfers into, and out of, Level 3 during the year for Separate Accounts No. 4 and 10.
(2)There were no transfers between Level 1 and 2 during the year for Separate Accounts No. 4 and 3.

   The table below details the changes in unrealized gains for 2011 by category for Level 3 assets still held at December 31, 2011:

                                                     SEPARATE ACCOUNT SEPARATE ACCOUNT
                                                          NO. 4            NO. 10
                                                     ---------------- ----------------
LEVEL 3 INSTRUMENTS STILL HELD AT DECEMBER 31, 2011
Change in unrealized gains or losses
Fixed maturities, available for sale:
 Commercial mortgage-backed.........................     $    --          $ 7,651
 Residential mortgage-backed........................          --               --
 Asset-backed.......................................          --           (8,125)
                                                         -------          -------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.......          --             (474)
                                                         -------          -------
Common Stocks
 Energy.............................................      11,515               --
                                                         -------          -------
TOTAL...............................................     $11,515          $  (474)
                                                         =======          =======

   For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1.
   There were no transfers between Level 1 and Level 2 during the year for Separate Account No. 66.

4. Purchases and Sales on Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows for Separate Account No. 66:

                                       PURCHASES    SALES
                                       ---------- ----------
AXA Aggressive Allocation............. $  646,824 $  492,895
AXA Conservative Allocation...........    793,477    282,910
AXA Conservative-Plus Allocation......    177,175    137,667
AXA Moderate Allocation...............  3,600,093  1,548,103
AXA Moderate-Plus Allocation..........    248,456    489,057
EQ/AllianceBernstein Small Cap Growth.     94,348     56,419
EQ/BlackRock Basic Value Equity.......     25,058      9,512
EQ/Calvert Socially Responsible.......    256,627    422,456
EQ/Capital Guardian Research..........    826,523    823,246
EQ/Equity 500 Index...................  2,513,672  4,016,663

                                    FSA-66

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


4. Purchases and Sales on Investments (Concluded)

                                        PURCHASES    SALES
                                       ----------- ----------
EQ/Equity Growth PLUS................. $    55,340 $  125,759
EQ/GAMCO Small Company Value..........   1,058,890    869,355
EQ/Global Multi-Sector Equity.........     615,508    869,903
EQ/Intermediate Government Bond Index.   1,639,563    765,813
EQ/International Core PLUS............   1,016,043  1,132,234
EQ/International Equity Index.........   1,458,446  2,537,179
EQ/International Value PLUS...........       8,229        770
EQ/JPMorgan Value Opportunities.......      25,755        524
EQ/Large Cap Core PLUS................       5,092     50,985
EQ/Large Cap Growth Index.............          26         56
EQ/Large Cap Growth PLUS..............     994,152  1,072,146
EQ/Large Cap Value PLUS...............     978,929  1,516,009
EQ/Mid Cap Index......................      18,181     35,690
EQ/Mid Cap Value PLUS.................     938,454  1,321,599
EQ/Money Market.......................  13,569,661  9,017,244
EQ/PIMCO Ultra Short Bond.............   1,006,037    942,757
EQ/Quality Bond PLUS..................       3,639     69,359
EQ/Small Company Index................     886,375  1,230,579
EQ/T. Rowe Price Growth Stock.........      57,863     29,394
EQ/Wells Fargo Omega Growth...........     174,224     12,195
Multimanager Multi-Sector Bond........     640,462    538,026
Multimanager Small Cap Value..........      76,741     33,870
Multimanager Technology...............     758,516  1,049,654
Target 2015 Allocation................     365,328    703,630
Target 2025 Allocation................     704,461    627,843
Target 2035 Allocation................     209,221    105,194
Target 2045 Allocation................     171,423     95,257

   Investment Security Transactions

   For the year ended December 31, 2011, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4 and 3:

                                  PURCHASES                      SALES
                         ---------------------------- ----------------------------
                                             U.S.                         U.S.
                           STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                     DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                     --------------- ------------ --------------- ------------
Separate Account No. 10.   $23,241,832    $6,119,821    $31,871,084    $7,364,282
Separate Account No. 4..    13,758,814            --     20,259,566            --
Separate Account No. 3..    33,810,426            --     37,278,849            --

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by The Trusts. The Rule 12b-1 Plans provide that The Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares. Effective January 1, 2012, Class A units of the Variable Investment Options will be charged a 12b-1 fee.

                                    FSA-67

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

5. Related Party Transactions (Concluded)


   AXA Equitable serves as investment manager of The Trusts and as such receives management fees for services performed in its capacity as investment manager of The Trusts. AXA Equitable oversees the activities of the investment advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisors. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.06% to a high of 1.14% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of The Trusts, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the EQ/AllianceBernstein Portfolios; EQ/Equity 500 Index and Separate Accounts No. 10, 4 and 3; as well as a portion of AXA Premier VIP High Yield and EQ/Money Market. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

6. Reorganizations

   In 2011, a fund reorganization occurred within EQAT. The corresponding reorganization occurred within the Variable Investment Options of Separate Account No. 66. The purpose of the reorganization was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In May 2011, pursuant to a Plan of Reorganization and Termination, the merger was approved by shareholders, whereby, certain Portfolios of EQAT (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQAT (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, the reorganization which occurred in 2011 was treated as merger. In 2011, there were no reorganizations within Separate Accounts No. 10, 4, and 3. In 2010, there were no reorganizations within the Variable Investments of the Separate Account No. 66 and Separate Accounts No. 10, 4, and 3.

-------------------------------------------------------------------------------
                          REMOVED PORTFOLIO          SURVIVING PORTFOLIO
-------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------
Shares -- Class B           6,897                       7,139
Value -- Class B          $ 13.86                    $  17.57
Net Assets Before Merger  $95,596                    $ 29,839
Net Assets After Merger   $    --                    $125,435

7. Asset Charges

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   RIA

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Continued)

   holders (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   Investment Management Fee:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   Administrative Fees:

   Contracts investing in the Funds are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) by a direct payment.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6% of the total plan assets withdrawn and is deducted as a liquidation of fund units.

   Loan Fee -- A loan fee equal to 1% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Funds paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Funds. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

 . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

 . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

 . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) by a direct payment. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   Investment Management Fee:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Continued)


   Administrative Fees:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5...........     No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   Institutional

   Asset Management Fees

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST                  ANNUAL RATE
   --------------------------------     -------------------------------------
 Minimum Fee...........................                $5,000
 First $2 million......................              0.85 of 1%
 Next $3 million.......................              0.60 of 1%
 Next $5 million.......................              0.40 of 1%
 Next $15 million......................              0.30 of 1%
 Next $75 million......................              0.25 of 1%
 Excess over $100 million..............              0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   Administrative Fees

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. Certain of these client contracts provide for administrative fees to be paid through a liquidation of units from Separate Account No. 2A. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   Operating and Expense Charges

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Asset Charges (Concluded)


   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

8. Changes in Units Outstanding

   Accumulation units issued and redeemed during the year ended December 31, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                         BALANCED FUND     COMMON STOCK FUND   MID CAP GROWTH FUND
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
RIA
Issued..................   --       --      --         --       --        --
Redeemed................   (4)      (4)     (1)        (1)      --        (2)
                          ----     ----    ---        ---      ---       ---
Net Decrease............   (4)      (4)     (1)        (1)      --        (2)
                          ====     ====    ===        ===      ===       ===

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                         BALANCED FUND     GROWTH EQUITY FUND  MID CAP GROWTH FUND
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
MRP
Issued..................   52       66      13         23       57        55
Redeemed................ (108)    (104)    (23)       (33)     (96)      (49)
                          ----     ----    ---        ---      ---       ---
Net Increase (Decrease).  (56)     (38)    (10)       (10)     (39)        6
                          ====     ====    ===        ===      ===       ===

                         ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                         BALANCED FUND     COMMON STOCK FUND
                         ----------------  ----------------
                         2011     2010     2011       2010
                         ----     ----     ----       ----
EPP
Issued..................   --       --      --         --
Redeemed................   (2)      --      --         --
                          ----     ----    ---        ---
Net Decrease............   (2)      --      --         --
                          ====     ====    ===        ===

                                                               MID CAP GROWTH
                         BALANCED ACCOUNT  GROWTH STOCK ACCOUNT STOCK ACCOUNT
                         ----------------  ----------------    ------------------
                         2011     2010     2011       2010     2011      2010
                         ----     ----     ----       ----     ----      ----
INSTITUTIONAL
Issued..................   --       --      --         --       --        --
Redeemed................   --       --      --         (1)      --        --
                          ----     ----    ---        ---      ---       ---
Net Decrease............   --       --      --         (1)      --        --
                          ====     ====    ===        ===      ===       ===

   SEPARATE ACCOUNT NO. 66:

                          AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE- AXA MODERATE
                          ALLOCATION     ALLOCATION       PLUS ALLOCATION   ALLOCATION
                          -------------  ---------------  ----------------  ----------
                          2011    2010   2011     2010    2011     2010     2011   2010
                          ----    ----   ----     ----    ----     ----     ----   ----
RIA
Net Issued...............  --      --     --       --      --       --        --     --
Net Redeemed.............  --      --     --       --      --       --        --     --
                          ---     ---    ---      ---     ---      ---      ----   ----
Net Increase (Decreased).  --      --     --       --      --       --        --     --
                          ---     ---    ---      ---     ---      ---      ----   ----
MRP
Net Issued...............  66      82     69       42      15       28       319    481
Net Redeemed............. (57)    (17)   (26)     (25)    (14)     (22)     (156)  (155)
                          ---     ---    ---      ---     ---      ---      ----   ----
Net Increase (Decreased).   9      65     43       17       1        6       163    326
                          ---     ---    ---      ---     ---      ---      ----   ----

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Changes in Units Outstanding (Continued)

                          AXA MODERATE-     EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK       EQ/CALVERT SOCIALLY
                          PLUS ALLOCATION   SMALL CAP GROWTH     BASIC VALUE EQUITY RESPONSIBLE
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --        1        --        --        --
Net Redeemed.............  --        --       --         --       --        (1)       --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --        1        (1)       --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  20       130       --         --       --        --        32        51
Net Redeemed............. (50)      (21)      --         --       --        --       (53)      (28)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased). (30)      109       --         --       --        --       (21)       23
                          ---       ---       ----       ----    ---        ----      ----      ----

                          EQ/CAPITAL        EQ/EQUITY 500        EQ/EQUITY          EQ/GAMCO SMALL
                          GUARDIAN RESEARCH    INDEX             GROWTH PLUS        COMPANY VALUE
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  (1)       --       (2)        (1)      (1)       --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  (1)       --       (2)        (1)      (1)       --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  46        35      238        217       --        --        68       107
Net Redeemed............. (44)      (81)    (364)      (287)      --        --       (58)      (46)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).   2       (46)    (126)       (70)      --        --        10        61
                          ---       ---       ----       ----    ---        ----      ----      ----

                                            EQ/INTERMEDIATE
                          EQ/GLOBAL         GOVERNMENT           EQ/INTERNATIONAL   EQ/INTERNATIONAL
                          MULTI-SECTOR EQUITY BOND INDEX           CORE PLUS          EQUITY INDEX
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  --        --       --         --       --        --        (2)       (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --       --        --        (2)       (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  45        62      136         95       69        60        63        61
Net Redeemed............. (73)      (81)     (66)      (100)     (88)     (108)     (130)     (126)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased). (28)      (19)      70         (5)     (19)      (48)      (67)      (65)
                          ---       ---       ----       ----    ---        ----      ----      ----

                          EQ/INTERNATIONAL  EQ/JPMORGAN VALUE    EQ/LARGE CAP       EQ/LARGE CAP
                          VALUE PLUS        OPPORTUNITIES        CORE PLUS          GROWTH INDEX
                          --------------    -------------------  -----------------  ------------------
                          2011      2010    2011       2010      2011     2010      2011      2010
                          ----      ----    ----       ----      ----     ----      ----      ----
RIA
Net Issued...............  --        --        1         --       --        --        --        --
Net Redeemed.............  --        --       --         --       (1)       --        --        (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --        1         --       (1)       --        --        (1)
                          ---       ---       ----       ----    ---        ----      ----      ----
MRP
Net Issued...............  --        --       --         --       --        --        --        --
Net Redeemed.............  --        --       --         --       --        --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----
Net Increase (Decreased).  --        --       --         --       --        --        --        --
                          ---       ---       ----       ----    ---        ----      ----      ----

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Changes in Units Outstanding (Concluded)

                          EQ/LARGE CAP     EQ/LARGE CAP   EQ/MID CAP        EQ/MID CAP
                          GROWTH PLUS      VALUE PLUS       INDEX           VALUE PLUS
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............    1       --       1       1    --       --       --        --
Net Redeemed.............   (2)      (2)     (2)     (3)   --       --       --        (1)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   (1)      (2)     (1)     (2)   --       --       --        (1)
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............  117      126      69      98    --       --       56        55
Net Redeemed............. (132)    (112)   (109)   (140)   --       --      (83)     (157)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  (15)      14     (40)    (42)   --       --      (27)     (102)
                           ----     ----    ----   ----   ---      ---      ---      ----

                           EQ/MONEY        EQ/PIMCO ULTRA EQ/QUALITY         EQ/SMALL
                            MARKET         SHORT BOND     BOND PLUS         COMPANY INDEX
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............   --       --      --      --    --       --       --        --
Net Redeemed.............   --       --      --      --    (1)      --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   --       --      --      --    (1)      --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued............... 1361      987      85      76    --       --       33        61
Net Redeemed............. (895)    (631)    (81)    (51)   --       --      (77)      (51)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  466      356       4      25    --       --      (44)       10
                           ----     ----    ----   ----   ---      ---      ---      ----

                          EQ/T. ROWE PRICE EQ/WELLS FARGO MULTIMANAGER      MULTIMANAGER
                          GROWTH STOCK     OMEGA GROWTH   MULTI-SECTOR BOND SMALL CAP VALUE
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............    6       --       1      --    --       --        1        --
Net Redeemed.............   (3)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).    3       --       1      --    --       --        1        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............   --       --      --      --    65       67       --        --
Net Redeemed.............   --       --      --      --   (51)     (17)      --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   --       --      --      --    14       50       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----

                          MULTIMANAGER     TARGET 2015    TARGET 2025       TARGET 2035
                          TECHNOLOGY       ALLOCATION     ALLOCATION        ALLOCATION
                          ---------------  -------------  ----------------  ------------
                          2011     2010    2011    2010   2011     2010     2011     2010
                          ----     ----    ----    ----   ----     ----     ----     ----
RIA
Net Issued...............   --       --      --      --    --       --       --        --
Net Redeemed.............   (1)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).   (1)      --      --      --    --       --       --        --
                           ----     ----    ----   ----   ---      ---      ---      ----
MRP
Net Issued...............   50       59      34      53    73      103       23        23
Net Redeemed.............  (70)     (47)    (74)     (3)  (73)     (28)     (12)       (8)
                           ----     ----    ----   ----   ---      ---      ---      ----
Net Increase (Decreased).  (20)      12     (40)     50    --       75       11        15
                           ----     ----    ----   ----   ---      ---      ---      ----

                          TARGET 2045
                          ALLOCATION
                          ---------------
                          2011     2010
                          ----     ----
RIA
Net Issued...............   --       --
Net Redeemed.............   --       --
                           ----     ----
Net Increase (Decreased).   --       --
                           ----     ----
MRP
Net Issued...............   20       17
Net Redeemed.............  (11)     (10)
                           ----     ----
Net Increase (Decreased).    9        7
                           ----     ----

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


9. Restatement

   In 2011, AXA Equitable discovered that it inadvertently had not recorded a security and related dividends arising from a class action settlement attributable to Separate Accounts No. 10, 4, and 3. This matter affected the previously issued financial statements of those Separate Accounts for periods ended on or before December 31, 2010. The accompanying financial statements of and for the periods ended December 31, 2008 through December 31, 2010 have been restated to correct the resulting misstatements; the impact on the financial statements for periods ended on or prior to December 31, 2007 was not material. The affected Funds and the effect of the restatement on each, are as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                   SEPARATE ACCOUNT NO. 10
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY       AS
                                                                                                      PRESENTED     RESTATED
                                                                                                     -----------  -----------
NET ASSETS, JANUARY 1, 2010................................................................          $39,691,163  $40,126,206
Net investment income for the year ended December 31, 2010.................................              982,370    1,274,508
Change in unrealized appreciation of investments...........................................            1,638,056    1,935,107
                                                                                                     -----------  -----------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            3,333,913    3,923,102
                                                                                                     -----------  -----------
Contractowner Transactions Withdrawals.....................................................           (5,513,232)  (5,556,163)
                                                                                                     -----------  -----------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (2,662,309)  (2,705,240)
                                                                                                     -----------  -----------
Increase in net assets for the year ended December 31, 2010................................              671,604    1,217,862
                                                                                                     -----------  -----------
NET ASSETS, DECEMBER 31, 2010..............................................................          $40,362,767  $41,344,068
                                                                                                     ===========  ===========

ALLIANCEBERNSTEIN BALANCED FUND
RIA
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $210.35  $    193.55  $    156.08
Unit value, end of period -- as restated................................................... $215.46  $    195.67  $    157.54
Net assets, (000s) -- as originally presented.............................................. $ 3,950  $     4,521  $     5,210
Net assets, (000s) -- as restated.......................................................... $ 4,046  $     4,571  $     5,259
Expense ratio -- as originally presented...................................................    0.61%        0.55%        0.63%
Expense ratio -- as restated...............................................................    0.60%        0.55%        0.63%
Total return -- as originally presented....................................................    8.68%       24.01%      (29.69%)
Total return -- as restated................................................................   10.12%       24.20%      (29.03%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

MRP
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $ 50.35  $     46.33  $     37.35
Unit value, end of period -- as restated................................................... $ 51.57  $     46.84  $     37.70
Net assets, (000s) -- as originally presented.............................................. $26,962  $    26,557  $    22,374
Net assets, (000s) -- as restated.......................................................... $27,617  $    26,851  $    22,582
Expense ratio -- as originally presented...................................................    0.61%        0.55%        1.69%
Expense ratio -- as restated...............................................................    0.60%        0.55%        1.69%
Total return -- as originally presented....................................................    8.68%       24.04%      (30.44%)
Total return -- as restated................................................................   10.11%       24.24%      (29.79%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

EPP
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $219.29  $    201.26  $    161.90
Unit value, end of period -- as restated................................................... $224.62  $    203.47  $    163.42
Net assets, (000s) -- as originally presented.............................................. $   822  $       749  $       640
Net assets, (000s) -- as restated.......................................................... $   842  $       757  $       626
Expense ratio -- as originally presented...................................................    0.36%        0.30%        0.38%
Expense ratio -- as restated...............................................................    0.35%        0.30%        0.38%
Total return -- as originally presented....................................................    8.96%       24.31%      (29.51%)
Total return -- as restated................................................................   10.40%       24.51%      (28.85%)
Investment Income ratio -- as originally presented.........................................    3.02%        3.50%        4.01%
Investment Income ratio -- as restated.....................................................    3.68%        3.45%        3.99%

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Continued)

BALANCED ACCOUNT
INSTITUTIONAL
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $22,862.41  $20,931.14  $16,794.82
Unit value, end of period -- as restated............. $23,418.24  $21,160.56  $16,952.35
Net assets, (000s) -- as originally presented........ $    8,642  $    7,870  $    6,298
Net assets, (000s) -- as restated.................... $    8,852  $    7,956  $    6,391
Expense ratio -- as originally presented.............       0.11%       0.05%       0.13%
Expense ratio -- as restated.........................       0.10%       0.05%       0.13%
Total return -- as originally presented..............       9.23%      24.63%     (29.34%)
Total return -- as restated..........................      10.67%      24.82%     (28.67%)
Investment Income ratio -- as originally presented...       3.02%       3.50%       4.01%
Investment Income ratio -- as restated...............       3.68%       3.45%       3.99%

---------------------------------------------------------------------------------------------------------------------------------
                                                     SEPARATE ACCOUNT NO. 4
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY         AS
                                                                                                      PRESENTED       RESTATED
                                                                                                     ------------  ------------
NET ASSETS, JANUARY 1, 2010................................................................          $ 76,284,192  $ 76,526,642
Net investment income for the year ended December 31, 2010.................................             1,035,895     1,324,468
Change in unrealized appreciation of investments...........................................             3,511,778     3,805,212
                                                                                                     ------------  ------------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            10,471,344    11,053,351
                                                                                                     ------------  ------------
Contract owner Transactions Withdrawals....................................................           (20,251,205)  (20,350,245)
                                                                                                     ------------  ------------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (13,110,626)  (13,209,666)
                                                                                                     ------------  ------------
Decrease in net assets for the year ended December 31, 2010................................            (2,634,579)   (2,151,612)
                                                                                                     ------------  ------------
NET ASSETS, DECEMBER 31, 2010..............................................................          $ 73,649,613  $ 74,375,030
                                                                                                     ============  ============

ALLIANCEBERNSTEIN COMMON STOCK FUND
RIA
                                                                                              2010       2009           2008
                                                                                            -------  ------------  ------------
Unit Value, end of period -- as originally presented....................................... $823.87  $     704.77  $     508.49
Unit value, end of period -- as restated................................................... $831.98  $     707.01  $     509.50
Net assets, (000s) -- as originally presented.............................................. $ 3,925  $      4,265  $      3,809
Net assets, (000s) -- as restated.......................................................... $ 3,964  $      4,278  $      3,817
Expense ratio -- as originally presented...................................................    0.15%         0.27%         0.51%
Expense ratio -- as restated...............................................................    0.15%         0.27%         0.51%
Total return -- as originally presented....................................................   16.90%        38.60%       (42.23%)
Total return -- as restated................................................................   17.68%        38.76%       (42.12%)
Investment Income ratio -- as originally presented.........................................    1.65%         1.70%         0.75%
Investment Income ratio -- as restated.....................................................    2.00%         1.69%         0.73%

EPP
                                                                                              2010       2009           2008
                                                                                            -------  ------------  ------------
Unit Value, end of period -- as originally presented....................................... $854.84  $     731.27  $     527.45
Unit value, end of period -- as restated................................................... $863.26  $     733.59  $     528.50
Net assets, (000s) -- as originally presented.............................................. $ 2,619  $      2,303  $      2,341
Net assets, (000s) -- as restated.......................................................... $ 2,645  $      2,311  $      2,345
Expense ratio -- as originally presented...................................................    0.15%         0.24%         0.26%
Expense ratio -- as restated...............................................................    0.15%         0.24%         0.26%
Total return -- as originally presented....................................................   16.90%        38.64%       (42.09%)
Total return -- as restated................................................................   17.68%        38.81%       (41.98%)
Investment Income ratio -- as originally presented.........................................    1.65%         1.70%         0.75%
Investment Income ratio -- as restated.....................................................    2.00%         1.69%         0.73%

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Continued)

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
MRP
                                                         2010       2009       2008
                                                      ---------  ---------  ---------
Unit Value, end of period -- as originally presented. $  323.88  $  277.66  $  200.69
Unit value, end of period -- as restated............. $  327.07  $  278.54  $  201.09
Net assets, (000s) -- as originally presented........ $  29,027  $  27,765  $  20,675
Net assets, (000s) -- as restated.................... $  29,313  $  27,854  $  20,716
Expense ratio -- as originally presented.............      0.37%      0.48%      1.57%
Expense ratio -- as restated.........................      0.37%      0.47%      1.57%
Total return -- as originally presented..............     16.65%     38.35%    (42.87%)
Total return -- as restated..........................     17.42%     38.52%    (42.75%)
Investment Income ratio -- as originally presented...      1.65%      1.70%      0.75%
Investment Income ratio -- as restated...............      2.00%      1.69%      0.73%

GROWTH STOCK ACCOUNT
INSTITUTIONAL
                                                         2010       2009       2008
                                                      ---------  ---------  ---------
Unit Value, end of period -- as originally presented. $8,880.54  $7,590.76  $5,469.59
Unit value, end of period -- as restated............. $8,968.01  $7,614.89  $5,480.48
Net assets, (000s) -- as originally presented........ $  38,080  $  41,954  $  38,789
Net assets, (000s) -- as restated.................... $  38,455  $  42,087  $  38,868
Expense ratio -- as originally presented.............      0.07%      0.15%      0.01%
Expense ratio -- as restated.........................      0.07%      0.15%      0.01%
Total return -- as originally presented..............     16.99%     38.78%    (41.94%)
Total return -- as restated..........................     17.77%     38.95%    (41.83%)
Investment Income ratio -- as originally presented...      1.65%      1.70%      0.75%
Investment Income ratio -- as restated...............      2.00%      1.69%      0.73%

-------------------------------------------------------------------------------------------------------------------------------
                                                    SEPARATE ACCOUNT NO. 3
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AS
                                                                                                      ORIGINALLY       AS
                                                                                                      PRESENTED     RESTATED
                                                                                                     -----------  -----------
NET ASSETS, JANUARY 1, 2010................................................................          $20,628,760  $20,834,454
Net investment income for the year ended December 31, 2010.................................              (28,708)     204,904
Change in unrealized appreciation of investments...........................................              728,482      966,040
                                                                                                     -----------  -----------
Net increase in net assets attributable to operations for the year ended December 31, 2010.            6,159,348    6,630,518
                                                                                                     -----------  -----------
Contractowner Transactions Withdrawals.....................................................           (5,303,072)  (5,360,094)
                                                                                                     -----------  -----------
Net decrease in net assets attributable to Contract Owner Transactions.....................           (2,402,184)  (2,459,197)
                                                                                                     -----------  -----------
Increase in net assets for the year ended December 31, 2010................................            3,757,164    4,171,312
                                                                                                     -----------  -----------
NET ASSETS, DECEMBER 31, 2010..............................................................          $24,385,924  $25,005,766
                                                                                                     ===========  ===========

ALLIANCEBERNSTEIN MID CAP GROWTH FUND
RIA
                                                                                              2010       2009         2008
                                                                                            -------  -----------  -----------
Unit Value, end of period -- as originally presented....................................... $318.86  $    240.56  $    162.98
Unit value, end of period -- as restated................................................... $326.96  $    242.96  $    164.14
Net assets, (000s) -- as originally presented.............................................. $ 2,384  $     2,225  $     1,878
Net assets, (000s) -- as restated.......................................................... $ 2,445  $     2,248  $     1,891
Expense ratio -- as originally presented...................................................    0.52%        0.73%        0.58%
Expense ratio -- as restated...............................................................    0.52%        0.72%        0.58%
Total return -- as originally presented....................................................   32.55%       47.60%      (45.26%)
Total return -- as restated................................................................   34.58%       48.02%      (44.87%)
Investment Income ratio -- as originally presented.........................................    0.46%        0.59%        0.20%
Investment Income ratio -- as restated.....................................................    1.50%        0.58%        0.19%

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

9. Restatement (Concluded)

MRP
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $    65.56  $    49.53  $    33.60
Unit value, end of period -- as restated............. $    67.23  $    50.02  $    33.84
Net assets, (000s) -- as originally presented........ $   21,443  $   15,918  $   11,361
Net assets, (000s) -- as restated.................... $   21,988  $   16,076  $   11,441
Expense ratio -- as originally presented.............       0.67%       0.88%       1.80%
Expense ratio -- as restated.........................       0.67%       0.87%       1.80%
Total return -- as originally presented..............      32.36%      47.41%     (45.95%)
Total return -- as restated..........................      34.39%      47.83%     (45.57%)
Investment Income ratio -- as originally presented...       0.46%       0.59%       0.20%
Investment Income ratio -- as restated...............       1.50%       0.58%       0.19%

MID CAP GROWTH STOCK ACCOUNT
INSTITUTIONAL
                                                         2010        2009         2008
                                                      ----------  ----------  ----------
Unit Value, end of period -- as originally presented. $34,652.25  $26,012.67  $17,535.26
Unit value, end of period -- as restated............. $35,533.04  $26,272.05  $17,660.31
Net assets, (000s) -- as originally presented........ $      554  $    2,497  $    3,886
Net assets, (000s) -- as restated.................... $      569  $    2,522  $    3,921
Expense ratio -- as originally presented.............       0.02%       0.23%       0.08%
Expense ratio -- as restated.........................       0.02%       0.22%       0.08%
Total return -- as originally presented..............      33.21%      48.34%     (44.98%)
Total return -- as restated..........................      35.25%      48.76%     (44.60%)
Investment Income ratio -- as originally presented...       0.46%       0.59%       0.20%
Investment Income ratio -- as restated...............       1.50%       0.58%       0.19%

10.Accumulation Unit Values

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                                                     DECEMBER 31, 2011
                                                                       --------------------------------------------
                                                                                  UNITS     NET
                                                                        UNIT   OUTSTANDING ASSETS   TOTAL    EXPENSE
                                                                       VALUES    (000S)    (000S)  RETURN**  RATIO*
                                                                       ------- ----------- ------- --------  -------
   SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
-------------------------------
   2011......................... RIA* - contract charge 0.50% (e)      $214.40      15     $ 3,310   (0.49)%  0.63%
   2010......................... RIA* - contract charge 0.50% (e) (g)  $215.46      19     $ 4,046   10.12%   0.60%
   2009......................... RIA* - contract charge 0.50% (e) (g)  $195.67      23     $ 4,571   24.20%   0.55%
   2008......................... RIA* - contract charge 0.50% (e) (g)  $157.54      33     $ 5,259  (29.03)%  0.63%
   2007......................... RIA* - contract charge 0.50% (e)      $221.99      40     $ 8,924    5.05%   0.77%
   2011......................... MRP* - contract charge 0.50% (e)      $ 51.32     479     $24,589   (0.50)%  0.63%
   2010......................... MRP* - contract charge 0.50% (e) (g)  $ 51.57     535     $27,617   10.11%   0.60%
   2009......................... MRP* - contract charge 0.50% (e) (g)  $ 46.84     573     $26,851   24.24%   0.55%
   2008......................... MRP* - contract charge 1.56% (e) (g)  $ 37.70     599     $22,582  (29.79)%  1.69%
   2007......................... MRP* - contract charge 1.53% (e)      $ 53.70     677     $36,357    3.99%   1.80%

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10. Accumulation Unit Values (Continued)

                                                                                       DECEMBER 31, 2011
                                                                       ------------------------------------------------
                                                                                     UNITS      NET
                                                                          UNIT    OUTSTANDING  ASSETS   TOTAL    EXPENSE
                                                                         VALUES     (000S)     (000S)  RETURN**  RATIO*
                                                                       ---------- ----------- -------- --------  -------
ALLIANCEBERNSTEIN BALANCED FUND
-------------------------------
    2011........................ EPP* - contract charge 0.25% (e)      $   224.07       2     $    408   (0.24)%  0.38%
    2010........................ EPP* - contract charge 0.25% (e) (g)  $   224.62       4     $    842   10.40%   0.35%
    2009........................ EPP* - contract charge 0.25% (e) (g)  $   203.47       4     $    757   24.51%   0.30%
    2008........................ EPP* - contract charge 0.25% (e) (g)  $   163.42       4     $    626  (28.85)%  0.38%
    2007........................ EPP* - contract charge 0.25% (e)      $   229.69       6     $  1,431    5.32%   0.52%

BALANCED ACCOUNT
----------------
    2011........................ Institutional (e)                     $23,414.58       0     $  2,524   (0.02)%  0.13%
    2010........................ Institutional (e) (g)                 $23,418.24       0     $  8,852   10.67%   0.10%
    2009........................ Institutional (e) (g)                 $21,160.56       0     $  7,956   24.82%   0.05%
    2008........................ Institutional (e) (g)                 $16,952.35       0     $  6,391  (28.67)%  0.13%
    2007........................ Institutional (e)                     $23,767.57       0     $  8,533    5.58%   0.27%

    SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
-----------------------------------
    2011........................ RIA* - contract charge 0.08% (e)      $   861.69       4     $  3,275    3.57%   0.16%
    2010........................ RIA* - contract charge 0.08% (e) (g)  $   831.98       5     $  3,964   17.68%   0.15%
    2009........................ RIA* - contract charge 0.08% (e) (g)  $   707.01       6     $  4,278   38.76%   0.27%
    2008........................ RIA* - contract charge 0.50% (e) (g)  $   509.50       7     $  3,817  (42.12)%  0.51%
    2007........................ RIA* - contract charge 0.50% (e)      $   880.30      11     $ 10,082   13.46%   0.53%
    2011........................ EPP* - contract charge 0.08% (e)      $   894.10       3     $  2,616    3.57%   0.16%
    2010........................ EPP* - contract charge 0.08% (e) (g)  $   863.26       3     $  2,645   17.68%   0.15%
    2009........................ EPP* - contract charge 0.08% (e) (g)  $   733.59       3     $  2,311   38.81%   0.24%
    2008........................ EPP* - contract charge 0.25% (e) (g)  $   528.50       4     $  2,345  (41.98)%  0.26%
    2007........................ EPP* - contract charge 0.25% (e)      $   910.82       5     $  4,999   13.74%   0.28%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
------------------------------------
    2011........................ MRP* - contract charge 0.30% (e)      $   337.99      80     $ 27,159    3.34%   0.38%
    2010........................ MRP* - contract charge 0.30% (e) (g)  $   327.07      90     $ 29,313   17.42%   0.37%
    2009........................ MRP* - contract charge 0.30% (e) (g)  $   278.54     100     $ 27,854   38.52%   0.47%
    2008........................ MRP* - contract charge 1.56% (e) (g)  $   201.09     103     $ 20,716  (42.75)%  1.57%
    2007........................ MRP* - contract charge 1.53% (e)      $   351.25     111     $ 39,048   12.32%   1.56%

GROWTH STOCK ACCOUNT
--------------------
    2011........................ Institutional (e)                     $ 9,295.69       4     $ 36,625    3.65%   0.08%
    2010........................ Institutional (e) (g)                 $ 8,968.01       4     $ 38,455   17.77%   0.07%
    2009........................ Institutional (e) (g)                 $ 7,614.89       6     $ 42,087   38.95%   0.15%
    2008........................ Institutional (e) (g)                 $ 5,480.48       7     $ 38,868  (41.83)%  0.01%
    2007........................ Institutional (e)                     $ 9,421.32      25     $236,767   14.03%   0.03%

    SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
-------------------------------------
    2011........................ RIA* - contract charge 0.50% (e)      $   335.56       7     $  2,278    2.63%   0.58%
    2010........................ RIA* - contract charge 0.50% (e) (g)  $   326.96       7     $  2,445   34.58%   0.52%
    2009........................ RIA* - contract charge 0.50% (e) (g)  $   242.96       9     $  2,248   48.02%   0.72%
    2008........................ RIA* - contract charge 0.50% (e) (g)  $   164.14      12     $  1,891  (44.87)%  0.58%
    2007........................ RIA* - contract charge 0.50% (e)      $   297.76      15     $  4,516   12.43%   0.54%
    2011........................ MRP* - contract charge 0.65% (e)      $    68.89     288     $ 19,852    2.48%   0.73%
    2010........................ MRP* - contract charge 0.65% (e) (g)  $    67.23     327     $ 21,988   34.39%   0.67%
    2009........................ MRP* - contract charge 0.65% (e) (g)  $    50.02     321     $ 16,076   47.83%   0.87%
    2008........................ MRP* - contract charge 1.72% (e) (g)  $    33.84     338     $ 11,441  (45.57)%  1.80%
    2007........................ MRP* - contract charge 1.68% (e)      $    62.17     353     $ 21,924   11.14%   1.72%

MID CAP GROWTH STOCK ACCOUNT
----------------------------
    2011........................ Institutional (e)                     $36,649.94       0     $    550    3.14%   0.08%
    2010........................ Institutional (e) (g)                 $35,533.04       0     $    569   35.25%   0.02%
    2009........................ Institutional (e) (g)                 $26,272.05       0     $  2,522   48.76%   0.22%
    2008........................ Institutional (e) (g)                 $17,660.31       0     $  3,921  (44.60)%  0.08%
    2007........................ Institutional (e)                     $31,875.82       2     $ 63,879   13.01%   0.04%

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10. Accumulation Unit Values (Continued)


                                                       YEARS ENDED DECEMBER 31,
                                      ---------------------------------------------------------
                                                 UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                                      UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                                      ---------- ----------------- ---------- --------  --------
SEPARATE ACCOUNT NO. 66+
AXA AGGRESSIVE ALLOCATION
2011         MRP*, 0.01% (e)           $  8.03           243        $ 1,947     (7.49)%   0.01%
2010         MRP*, 0.00% (e)           $  8.68           234        $ 2,031     13.17%    0.00%
2009         MRP*, 0.00% (e)           $  7.67           169        $ 1,294     27.20%    0.00%
2008         MRP*, 1.00% (e)           $  6.03            81        $   487    (39.82)%   1.00%
2007         MRP*, 1.00% (e)           $ 10.02            45        $   447      0.23%    1.00%
AXA CONSERVATIVE ALLOCATION
2011         MRP*, 0.01% (e)           $ 10.86           147        $ 1,595      1.88%    0.01%
2010         MRP*, 0.00% (e)           $ 10.66           104        $ 1,111      7.35%    0.00%
2009         MRP*, 0.00% (e)           $  9.93            87        $   868      9.72%    0.00%
2008         MRP*, 1.00% (e)           $  9.05            67        $   604    (11.88)%   1.00%
2007         MRP*, 1.00% (e)           $ 10.27            20        $   204      2.73%    1.00%
AXA CONSERVATIVE-PLUS ALLOCATION
2011         MRP*, 0.01% (a) (e)       $ 10.08            66        $   665     (0.79)%   0.01%
2010         MRP*, 0.00% (a) (e)       $ 10.16            65        $   662      9.13%    0.00%
2009         MRP*, 0.00% (a) (e)       $  9.31            59        $   545     14.37%    0.00%
2008         MRP*, 1.00% (a) (e)       $  8.14            61        $   494    (20.27)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.21            26        $    60      2.08%    1.00%
AXA MODERATE ALLOCATION
2011         MRP*, 0.01% (a) (e)       $  9.54         1,229        $11,720     (2.35)%   0.01%
2010         MRP*, 0.00% (a) (e)       $  9.77         1,066        $10,422      9.90%    0.00%
2009         MRP*, 0.00% (a) (e)       $  8.89           740        $ 6,580     16.97%    0.00%
2008         MRP*, 1.00% (a) (e)       $  7.60           284        $ 2,158    (25.27)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.17            24        $   249      1.69%    1.00%
AXA MODERATE-PLUS ALLOCATION
2011         MRP*, 0.01% (a) (e)       $  8.80           160        $ 1,405     (4.97)%   0.01%
2010         MRP*, 0.00% (a) (e)       $  9.26           190        $ 1,762     11.57%    0.00%
2009         MRP*, 0.00% (a) (e)       $  8.30            81        $   676     21.88%    0.00%
2008         MRP*, 1.00% (a) (e)       $  6.81            28        $   192    (32.52)%   1.00%
2007         MRP*, 1.00% (a) (e)       $ 10.09             6        $    60      0.89%    1.00%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
2011         RIA*,  0.05% (e)          $222.92             1        $   311     (0.45)%   0.05%
2010         RIA*,  0.05% (e)          $223.93             1        $   288     33.51%    0.05%
2009         RIA*,  0.05% (e)          $167.72             1        $   220     35.95%    0.05%
2008         RIA*,  0.05% (e)          $123.37             2        $   264    (44.55)%   0.05%
2007         RIA*,  0.05% (e)          $222.47             3        $   578     16.93%    0.05%
EQ/BLACKROCK BASIC VALUE EQUITY
2011         RIA*,  0.00% (e)          $206.42             1        $   112     (3.11)%   0.00%
2010         RIA*,  0.00% (e)          $213.04            --        $   101     12.29%    0.00%
2009         RIA*,  0.00% (e)          $189.73             1        $   157     30.28%    0.00%
2008         RIA*,  0.00% (e)          $145.63             1        $   152    (36.56)%   0.00%
2007         RIA*,  0.00% (e)          $229.55             2        $   393      1.18%    0.00%
EQ/CALVERT SOCIALLY RESPONSIBLE
2011         RIA*,  0.00% (e)          $ 89.31            --             --      0.27%    0.00%
             MRP*, 0.01% (e)           $  7.53           251        $ 1,889      0.27%    0.01%
2010         RIA*,  0.00% (e)          $ 89.07            --             --     12.52%    0.00%
             MRP*, 0.00% (e)           $  7.51           272        $ 2,043     12.59%    0.00%
2009         RIA*,  0.00% (e)          $ 79.16            --             --     30.89%    0.00%
             MRP*, 0.00% (e)           $  6.67           249        $ 1,659     30.78%    0.00%
2008         RIA*,  0.00% (e)          $ 60.48            --        $     2    (45.22)%   0.00%
             MRP*, 1.00% (e)           $  5.10           208        $ 1,062    (45.80)%   1.00%
2007         RIA*,  0.00% (e)          $110.41            --        $     2     12.14%    0.00%
             MRP*, 1.00% (e)           $  9.41           175        $ 1,643     10.97%    1.00%

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                                       YEARS ENDED DECEMBER 31,
                                      ---------------------------------------------------------
                                                 UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                                      UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                                      ---------- ----------------- ---------- --------  --------
EQ/CAPITAL GUARDIAN RESEARCH
2011            RIA*,  0.00% (e)       $138.61            --        $    44      4.01%    0.00%
                MRP*, 0.01% (e)        $ 17.07           341        $ 5,826      3.96%    0.01%
2010            RIA*,  0.00% (e)       $133.27             1        $   117     15.80%    0.00%
                MRP*, 0.00% (e)        $ 16.42           339        $ 5,562     15.80%    0.00%
2009            RIA*,  0.00% (e)       $115.09             1        $    96     31.46%    0.00%
                MRP*, 0.00% (e)        $ 14.18           385        $ 5,454     31.42%    0.00%
2008            RIA*,  0.00% (e)       $ 87.55             1        $   100    (39.66)%   0.00%
                MRP*, 1.00% (e)        $ 10.79           409        $ 4,407    (40.25)%   1.00%
2007            RIA*,  0.00% (e)       $145.10             3        $   399      1.66%    0.00%
                MRP*, 1.00% (e)        $ 18.06           451        $ 8,155      0.56%    1.00%
EQ/EQUITY 500 INDEX
2011            RIA*,  0.05% (e)       $355.04             2        $   881      1.71%    0.05%
                MRP*, 0.01% (e)        $  8.82         1,828        $16,126      1.50%    0.01%
2010            RIA*,  0.05% (e)       $349.06             4        $ 1,479     14.61%    0.05%
                MRP*, 0.00% (e)        $  8.69         1,954        $16,977     14.34%    0.00%
2009            RIA*,  0.05% (e)       $304.57             5        $ 1,572     26.12%    0.05%
                MRP*, 0.00% (e)        $  7.60         2,024        $15,377     25.83%    0.00%
2008            RIA*,  0.05% (e)       $241.50             7        $ 1,621    (37.20)%   0.05%
                MRP*, 1.00% (e)        $  6.04         1,811        $10,933    (37.92)%   1.00%
2007            RIA*,  0.05% (e)       $384.52            11        $ 4,046      5.16%    0.05%
                MRP*, 1.00% (e)        $  9.73         1,846        $17,969      3.84%    1.00%
EQ/EQUITY GROWTH PLUS
2011            RIA*,  0.00% (e)       $155.08            --        $    74     (6.19)%   0.00%
2010            RIA*,  0.00% (e)       $165.32             1        $   159     15.26%    0.00%
2009            RIA*,  0.00% (e)       $143.43             1        $   136     27.81%    0.00%
2008            RIA*,  0.00% (e)       $112.22             1        $    87    (40.29)%   0.00%
2007            RIA*,  0.00% (e)       $187.95             2        $   360     14.05%    0.00%
EQ/GAMCO SMALL COMPANY VALUE
2011            MRP*, 0.01% (e)        $ 14.63           181        $ 2,646     (3.50)%   0.01%
2010            MRP*, 0.00% (e)        $ 15.16           171        $ 2,599     32.63%    0.00%
2009            MRP*, 0.00% (e)        $ 11.43           110        $ 1,255     41.46%    0.00%
2008            MRP*, 1.00% (e)        $  8.08            74        $   601    (31.41)%   1.00%
2007            MRP*, 1.00% (e)        $ 11.78            47        $   549      8.08%    1.00%
EQ/GLOBAL MULTI-SECTOR EQUITY
2011            RIA*,  0.00% (e)       $363.17             1        $   241    (12.31)%   0.00%
                MRP*, 0.01% (e)        $ 10.21           158        $ 1,612    (12.36)%   0.01%
2010            RIA*,  0.00% (e)       $414.17             1        $   224     11.45%    0.00%
                MRP*, 0.00% (e)        $ 11.65           186        $ 2,166     11.48%    0.00%
2009            RIA*,  0.00% (e)       $371.61             1        $   298     50.06%    0.00%
                MRP*, 0.00% (e)        $ 10.45           205        $ 2,144     50.14%    0.00%
2008            RIA*,  0.00% (e)       $247.64             1        $   229    (57.35)%   0.00%
                MRP*, 1.00% (e)        $  6.96           168        $ 1,171    (57.84)%   1.00%
2007            RIA*,  0.00% (e)       $580.61             2        $ 1,357     42.02%    0.00%
                MRP*, 1.00% (e)        $ 16.51           151        $ 2,495     40.51%    1.00%
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
2011            RIA*,  0.05% (e)       $226.59            --        $    18      5.50%    0.05%
                MRP*, 0.01% (e)        $ 12.14           349        $ 4,236      5.29%    0.01%
2010            RIA*,  0.05% (e)       $214.77            --        $    17      4.43%    0.05%
                MRP*, 0.00% (e)        $ 11.53           279        $ 3,212      4.25%    0.00%
2009            RIA* , 0.05% (e)       $205.66            --        $    32     (2.08)%   0.05%
                MRP*, 0.00% (e)        $ 11.06           284        $ 3,141     (2.08)%   0.00%
2008            RIA*,  0.05% (e)       $210.03            --        $    95      3.80%    0.05%
                MRP*, 1.00% (e)        $ 11.32           303        $ 3,430      2.54%    1.00%
2007            RIA*,  0.05% (e)       $202.34             2        $   338      7.08%    0.05%
                MRP*, 1.00% (e)        $ 11.04           262        $ 2,896      5.75%    1.00%

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                               YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------
                                         UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                              UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                              ---------- ----------------- ---------- --------  --------
EQ/INTERNATIONAL CORE PLUS
2011      RIA*,  0.00% (e)     $114.82            1         $   100    (16.93)%   0.00%
          MRP*, 0.01% (e)      $ 10.32          239         $ 2,469    (16.98)%   0.01%
2010      RIA*,  0.00% (e)     $138.22           --         $    56      9.22%    0.00%
          MRP*, 0.00% (e)      $ 12.43          259         $ 3,213      9.23%    0.00%
2009      RIA*,  0.00% (e)     $126.55           --         $    16     35.33%    0.00%
          MRP*, 0.00% (e)      $ 11.38          307         $ 3,491     35.32%    0.00%
2008      RIA*,  0.00% (e)     $ 93.51           --         $     3    (44.86)%   0.00%
          MRP*, 1.00% (e)      $  8.41          273         $ 2,296    (45.42)%   1.00%
2007      RIA*,  0.00% (e)     $169.57           --         $    60     15.22%    0.00%
          MRP*, 1.00% (e)      $ 15.41          291         $ 4,492     13.98%    1.00%
EQ/INTERNATIONAL EQUITY INDEX
2011      RIA*,  0.05% (e)     $135.29            4         $   541    (12.02)%   0.05%
          MRP*, 0.01% (e)      $ 15.20          656         $ 9,977    (11.99)%   0.01%
2010      RIA*,  0.05% (e)     $153.78            6         $   897      5.43%    0.05%
          MRP*, 0.00% (e)      $ 17.27          723         $12,483      5.50%    0.00%
2009      RIA*,  0.05% (e)     $145.86            7         $ 1,056     27.34%    0.05%
          MRP*, 0.00% (e)      $ 16.37          788         $12,911     27.39%    0.00%
2008      RIA*,  0.05% (e)     $114.54            9         $   996    (50.62)%   0.05%
          MRP*, 1.00% (e)      $ 12.85          807         $10,366    (51.14)%   1.00%
2007      RIA*,  0.05% (e)     $231.96           14         $ 3,230     11.96%    0.05%
          MRP*, 1.00% (e)      $ 26.30          880         $23,150     10.83%    1.00%
EQ/INTERNATIONAL VALUE PLUS
2011      RIA*,  0.00% (e)     $123.27            1         $    76    (16.17)%   0.00%
2010      RIA*,  0.00% (e)     $147.04            1         $    84      6.07%    0.00%
2009      RIA*,  0.00% (e)     $138.63            1         $    87     30.25%    0.00%
2008      RIA*,  0.00% (e)     $106.43           --         $    35    (43.00)%   0.00%
2007      RIA*,  0.00% (e)     $186.71            1         $   264     10.19%    0.00%
EQ/JPMORGAN VALUE OPPORTUNITIES
2011      RIA*,  0.00% (e)     $133.25            1         $    69     (5.23)%   0.00%
2010      RIA*,  0.00% (e)     $140.60           --         $    44     12.32%    0.00%
2009      RIA*,  0.00% (e)     $125.18           --         $    40     32.31%    0.00%
2008      RIA*,  0.00% (e)     $ 94.61           --         $    26    (39.77)%   0.00%
2007      RIA*,  0.00% (e)     $157.09            2         $   289      1.21%    0.00%
EQ/LARGE CAP CORE PLUS
2011      RIA*,  0.00% (e)     $101.82           --         $    50     (4.24)%   0.00%
2010      RIA*,  0.00% (e)     $106.33            1         $   106     14.19%    0.00%
2009      RIA*,  0.00% (e)     $ 93.12            1         $    92     26.50%    0.00%
2008      RIA*,  0.00% (e)     $ 73.61            1         $    51    (37.40)%   0.00%
2007      RIA*,  0.00% (e)     $117.59            1         $    99      3.89%    0.00%
EQ/LARGE CAP GROWTH INDEX
2011      RIA*,  0.00% (e)     $ 87.06           --         $     3      2.36%    0.00%
2010      RIA*,  0.00% (e)     $ 85.05           --         $     3     15.95%    0.00%
2009      RIA*,  0.00% (e)     $ 73.35            1         $    66     36.21%    0.00%
2008      RIA*,  0.00% (e)     $ 53.85            1         $    50    (36.27)%   0.00%
2007      RIA*,  0.00% (e)     $ 84.50            3         $   267     13.98%    0.00%
EQ/LARGE CAP GROWTH PLUS
2011      RIA*,  0.00% (e)     $136.68           --         $    28     (3.66)%   0.00%
          MRP*, 0.01% (e)      $  5.70          639         $ 3,642     (3.72)%   0.01%
2010      RIA*,  0.00% (e)     $141.87           --         $    34     14.45%    0.00%
          MRP*, 0.00% (e)      $  5.92          655         $ 3,877     14.51%    0.00%
2009      RIA*,  0.00% (e)     $123.96            2         $   267     34.86%    0.00%
          MRP*, 0.00% (e)      $  5.17          641         $ 3,314     34.64%    0.00%
2008      RIA*,  0.00% (e)     $ 91.92            3         $   244    (38.23)%   0.00%
          MRP*, 1.00% (e)      $  3.84          547         $ 2,100    (38.85)%   1.00%
2007      RIA*,  0.00% (e)     $148.82            4         $   614     15.62%    0.00%
          MRP*, 1.00% (e)      $  6.28          510         $ 3,206     14.39%    1.00%

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                      UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                           UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                           ---------- ----------------- ---------- --------  --------
EQ/LARGE CAP VALUE PLUS
2011  RIA*,  0.00% (e)      $112.13            8         $   881     (4.81)%   0.00%
      MRP*, 0.01% (e)       $ 10.42          605         $ 6,304     (5.10)%   0.01%
2010  RIA*,  0.00% (e)      $117.79            9         $ 1,097     12.90%    0.00%
      MRP*, 0.00% (e)       $ 10.98          645         $ 7,079     12.73%    0.00%
2009  RIA*,  0.00% (e)      $104.33           11         $ 1,135     20.61%    0.00%
      MRP*, 0.00% (e)       $  9.74          687         $ 6,689     20.40%    0.00%
2008  RIA*,  0.00% (e)      $ 86.50           15         $ 1,263    (43.00)%   0.00%
      MRP*, 1.00% (e)       $  8.09          653         $ 5,282    (43.90)%   1.00%
2007  RIA*,  0.00% (e)      $151.76           23         $ 3,547     (4.45)%   0.00%
      MRP*, 1.00% (e)       $ 14.42          714         $10,304     (5.57)%   1.00%
EQ/MID CAP INDEX
2011  RIA*,  0.00% (e)      $128.40           --         $    25     (2.41)%   0.00%
2010  RIA*,  0.00% (e)      $131.57           --         $    43     25.75%    0.00%
2009  RIA*,  0.00% (e)      $104.63           --         $    29     36.27%    0.00%
2008  RIA*,  0.00% (e)      $ 76.78           --         $    19    (49.28)%   0.00%
2007  RIA*,  0.00% (e)      $151.40            1         $   129      8.03%    0.00%
EQ/MID CAP VALUE PLUS
2011  RIA*,  0.00% (e)      $175.78            1         $   182     (9.43)%   0.00%
      MRP*, 0.01% (e)       $ 13.86          454         $ 6,286     (9.47)%   0.01%
2010  RIA*,  0.00% (e)      $194.08            1         $   244     22.46%    0.00%
      MRP*, 0.00% (e)       $ 15.31          481         $ 7,363     22.48%    0.00%
2009  RIA*,  0.00% (e)      $158.48            2         $   239     35.85%    0.00%
      MRP*, 0.00% (e)       $ 12.50          583         $ 7,287     35.87%    0.00%
2008  RIA*,  0.00% (e)      $116.66            2         $   178    (39.56)%   0.00%
      MRP*, 1.00% (e)       $  9.20          580         $ 5,339    (40.22)%   1.00%
2007  RIA*,  0.00% (e)      $193.03            2         $   325     (1.60)%   0.00%
      MRP*, 1.00% (e)       $ 15.39          638         $ 9,817     (2.59)%   1.00%
EQ/MONEY MARKET
2011  RIA*,  0.05% (e)      $175.23           --         $    38     (0.05)%   0.05%
      MRP*, 0.01% (d) (e)   $ 10.00         1447         $14,470      0.00%    0.01%
2010  RIA*,  0.05% (e)      $175.32            1         $   101      0.05%    0.05%
      MRP*, 0.00% (d) (e)   $ 10.00          980         $ 9,859      0.00%    0.00%
2009  RIA*,  0.05% (e)      $175.24            1         $   153      0.25%    0.05%
      MRP*, 0.00% (d) (e)   $ 10.00          624         $ 6,245      0.00%    0.00%
2008  RIA*,  0.05% (e)      $174.81            1         $    96      2.31%    0.05%
      MRP*, 1.00% (e)            --           --              --        --       --
2007  RIA*,  0.05% (e)      $170.86            6         $ 1,063      4.93%    0.05%
      MRP*, 1.00% (e)            --           --              --        --       --
EQ/PIMCO ULTRA SHORT BOND
2011  MRP*, 0.01% (e)       $ 11.64          189         $ 2,203     (0.17)%   0.01%
2010  MRP*, 0.00% (e)       $ 11.66          185         $ 2,157      0.87%    0.00%
2009  MRP*, 0.00% (e)       $ 11.56          160         $ 1,855      7.94%    0.00%
2008  MRP*, 1.00% (e)       $ 10.71          119         $ 1,274     (5.00)%   1.00%
2007  MRP*, 1.00% (e)       $ 11.27           32         $   358     10.17%    1.00%
EQ/QUALITY BOND PLUS
2011  RIA*,  0.05% (e)      $239.46           --         $    72      1.41%    0.05%
2010  RIA*,  0.05% (e)      $236.13            1         $   138      6.42%    0.05%
2009  RIA*,  0.05% (e)      $221.89            1         $   126      6.23%    0.05%
2008  RIA*,  0.05% (e)      $208.88            1         $   258     (6.37)%   0.05%
2007  RIA*,  0.05% (e)      $223.10            2         $   460      4.75%    0.05%
EQ/SMALL COMPANY INDEX
2011  MRP*, 0.01% (e)       $ 15.03          255         $ 3,828     (4.02)%   0.01%
2010  MRP*, 0.00% (e)       $ 15.66          299         $ 4,680     25.78%    0.00%
2009  MRP*, 0.00% (e)       $ 12.45          289         $ 3,593     26.14%    0.00%
2008  MRP*, 1.00% (e)       $  9.87          284         $ 2,798    (34.82)%   1.00%
2007  MRP*, 1.00% (e)       $ 15.14          307         $ 4,641     (2.89)%   1.00%

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Continued)

                                                YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------
                                          UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                               UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                               ---------- ----------------- ---------- --------  --------
EQ/T. ROWE PRICE GROWTH STOCK
2011    RIA*,  0.00% (b) (e)    $  9.45            3          $   29     (1.97)%   0.00%
2010    RIA*,  0.00% (b) (e)    $  9.64           --          $    1     16.43%    0.00%
2009    RIA*,  0.00% (b) (e)    $  8.28           --          $    1     42.51%    0.00%
2008    RIA*,  0.00% (b) (e)    $  5.81           --          $    1    (42.13)%   0.00%
2007    RIA*,  0.00% (b) (e)    $ 10.04           12          $  126     (0.44)%   0.00%
EQ/WELLS FARGO OMEGA GROWTH
2011    RIA*,  0.00% (e)        $119.67            2          $  277     (5.87)%   0.00%
2010    RIA*,  0.05% (e)        $127.13            1          $  122     17.29%    0.05%
2009    RIA*,  0.05% (e)        $108.39            1          $  105     40.29%    0.05%
2008    RIA*,  0.05% (e)        $ 77.26            1          $   76    (27.60)%   0.05%
2007    RIA*,  0.05% (e)        $106.71            1          $  114     11.33%    0.05%
MULTIMANAGER MULTI-SECTOR BOND
2011    RIA*,  0.05% (e)        $210.78           --          $    4      5.28%    0.05%
        MRP*,  0.01% (c) (e)    $  9.49          115          $1,090      5.09%    0.01%
2010    RIA*,  0.05% (e)        $200.21           --          $   77      6.84%    0.05%
        MRP*,  0.00% (c) (e)    $  9.03          101          $  912      6.61%    0.00%
2009    RIA*,  0.05% (e)        $187.39           --          $   87      9.86%    0.05%
        MRP*,  0.00% (c) (e)    $  8.47           51          $  431      9.72%    0.00%
2008    RIA*,  0.05% (e)        $170.57            1          $  112    (23.35)%   0.05%
        MRP*,  1.00% (c) (e)    $  7.72            4          $   32    (22.79)%   1.00%
2007    RIA*,  0.05% (e)        $222.53            1          $  235      3.34%    0.05%
        MRP*, 1.00% (e)              --           --              --        --       --
MULTIMANAGER SMALL CAP VALUE
2011    RIA*,  0.00% (e)        $183.67            1          $  138     (9.02)%   0.00%
2010    RIA*,  0.00% (e)        $201.87           --          $   99     24.50%    0.00%
2009    RIA*,  0.00% (e)        $162.14           --          $   76     26.42%    0.00%
2008    RIA*,  0.00% (e)        $128.25            1          $   74    (37.86)%   0.00%
2007    RIA*,  0.00% (e)        $206.41            1          $  239     (9.84)%   0.00%
MULTIMANAGER TECHNOLOGY
2011    RIA*,  0.00% (e)        $145.17            1          $  159     (4.81)%   0.00%
        MRP*,  0.01% (e)        $ 13.78          214          $2,945     (4.83)%   0.01%
2010    RIA*,  0.00% (e)        $152.51           --          $  130     17.70%    0.00%
        MRP*,  0.00% (e)        $ 14.48          236          $3,401     17.72%    0.00%
2009    RIA*,  0.00% (e)        $129.57            1          $  185     58.44%    0.00%
        MRP*,  0.00% (e)        $ 12.30          223          $2,742     58.51%    0.00%
2008    RIA*,  0.00% (e)        $ 81.78            1          $   93    (47.08)%   0.00%
        MRP*, 1.00% (e)         $  7.76          177          $1,371    (47.64)%   1.00%
2007    RIA*,  0.00% (e)        $154.53            1          $  228     18.22%    0.00%
        MRP*, 1.00% (e)         $ 14.82          172          $2,543     16.97%    1.00%
TARGET 2015 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  9.04          178          $1,609     (2.80)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  9.30          218          $2,033     10.71%    0.00%
2009    MRP*, 0.00% (a) (e)     $  8.40          168          $1,414     20.34%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.98          113          $  788    (31.22)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.15           44          $  446      1.55%    1.00%
TARGET 2025 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  8.64          230          $1,988     (3.89)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  8.99          230          $2,064     11.96%    0.00%
2009    MRP*, 0.00% (a) (e)     $  8.03          155          $1,246     23.16%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.52          123          $  800    (35.71)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.14           12          $  122      1.37%    1.00%
TARGET 2035 ALLOCATION
2011    MRP*, 0.01% (a) (e)     $  8.37           57          $  478     (4.67)%   0.01%
2010    MRP*, 0.00% (a) (e)     $  8.78           46          $  404     12.71%    0.00%
2009    MRP*, 0.00% (a) (e)     $  7.79           31          $  238     25.65%    0.00%
2008    MRP*, 1.00% (a) (e)     $  6.20           15          $   95    (38.74)%   1.00%
2007    MRP*, 1.00% (a) (e)     $ 10.12            6          $   64      1.22%    1.00%

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

10.Accumulation Unit Values (Concluded)

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                      UNITS OUTSTANDING NET ASSETS  TOTAL    EXPENSE
                           UNIT VALUE      (000S)         (000S)   RETURN**  RATIO***
                           ---------- ----------------- ---------- --------  --------
TARGET 2045 ALLOCATION
2011  MRP*, 0.01% (a) (e)    $ 8.02          47            $373      (5.54)%   0.01%
2010  MRP*, 0.00% (a) (e)    $ 8.49          38            $325      13.20%    0.00%
2009  MRP*, 0.00% (a) (e)    $ 7.50          31            $231      27.77%    0.00%
2008  MRP*, 1.00% (a) (e)    $ 5.87          12            $ 72     (41.94)%   1.00%
2007  MRP*, 1.00% (a) (e)    $10.10           2            $ 17       1.07%    1.00%

   ----------
  (a)Units were made available for sale on May 1, 2007
  (b)Units were made available for sale on July 1, 2007
  (c)Units were made available for sale on May 1, 2008
  (d)Units were made available for sale on January 1, 2009.
  (e)Contract charge as described in footnote 7 included in these financial statements.
  (f)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011 (See Note 6).
  (g)Amounts shown for the years ended December 31, 2010, 2009, and 2008 have been restated. See Note 9.
  * For Separate Account No. 66, expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded.
  ** These amounts represent the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of the investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
  (+)Rates charged for the year ended December 31, 2011 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.

11.Investment Income Ratios

   Shown below are the Investment Income Ratios throughout the periods indicated for Separate Accounts No. 10, 4 and 3. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                             YEAR ENDED DECEMBER 31,
                          ----------------------------
                          2011  2010  2009  2008  2007
                          ----  ----  ----  ----  ----
Separate Account No. 10*. 2.86% 3.68% 3.45% 3.99% 3.40%
Separate Account No. 4*.. 1.54  2.00  1.69  0.73  0.68
Separate Account No. 3*.. 0.85  1.50  0.58  0.19  0.22

   ----------
  * Amounts shown for the years ended December 31, 2010, 2009, and 2008 have been restated. See Note 9.

   Shown below is the Investment Income Ratios throughout the periods indicated for Separate Account No. 66. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

                                            2011  2010  2009   2008   2007
                                            ----  ----  ----  -----  -----
     AXA Aggressive Allocation............. 1.37% 1.92% 1.49%  1.93%  7.27%
     AXA Conservative Allocation........... 2.19% 2.36% 2.53%  6.79% 30.47%
     AXA Conservative-Plus Allocation...... 1.44% 2.04% 1.76%  1.38%  1.52%
     AXA Moderate Allocation............... 1.62% 2.40% 1.76%  6.16%  6.75%
     AXA Moderate-Plus Allocation.......... 1.38% 1.85% 1.87% 11.06% 21.82%
     EQ/AllianceBernstein Small Cap Growth.   --  0.06% 0.13%  0.01%    --
     EQ/BlackRock Basic Value Equity....... 1.42% 1.00% 2.21%  1.12%  1.08%
     EQ/Calvert Socially Responsible....... 0.38% 0.05% 0.26%  0.32%  0.23%
     EQ/Capital Guardian Research.......... 0.73% 0.76% 1.19%  0.93%  1.07%

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

11.Investment Income Ratios (Concluded)

                                            2011   2010  2009  2008   2007
                                            ----  -----  ----  ----  -----
     EQ/Equity 500 Index................... 1.47%  1.45% 2.06% 1.74%  1.36%
     EQ/Equity Growth PLUS................. 0.15%  0.30% 0.93% 0.45%  0.19%
     EQ/GAMCO Small Company Value.......... 0.07%  0.41% 0.48% 0.68%  0.56%
     EQ/Global Multi-Sector Equity......... 1.71%  1.11% 1.37% 0.13%    --
     EQ/Intermediate Government Bond Index. 0.48%  1.18% 0.98% 3.17%  4.61%
     EQ/International Core PLUS............ 2.64%  1.74% 3.27% 1.41%  0.42%
     EQ/International Equity Index......... 2.99%  2.52% 2.76% 2.79%  1.48%
     EQ/International Value PLUS........... 2.18%  0.77% 2.50% 1.02%  1.30%
     EQ/JPMorgan Value Opportunities....... 1.45%  1.34% 1.12% 0.41%  1.23%
     EQ/Large Cap Core PLUS................ 0.59%  1.04% 4.57% 0.33%  1.28%
     EQ/Large Cap Growth Index............. 0.88%  0.20% 2.12% 0.08%    --
     EQ/Large Cap Growth PLUS.............. 0.40%  0.36% 1.35% 0.12%  0.37%
     EQ/Large Cap Value PLUS............... 1.17%  1.18% 2.29% 2.83%  1.59%
     EQ/Mid Cap Index...................... 0.59%  0.80% 1.17% 0.56%    --
     EQ/Mid Cap Value PLUS................. 0.85%  0.94% 1.14% 1.47%  0.98%
     EQ/Money Market....................... 0.01%    --  0.01% 2.81%  4.89%
     EQ/PIMCO Ultra Short Bond............. 0.51%  0.36% 1.02% 3.23%  3.14%
     EQ/Quality Bond PLUS.................. 2.09% 11.10% 1.96% 3.79%  4.87%
     EQ/Small Company Index................ 0.66%  1.01% 1.42% 0.84%  1.30%
     EQ/T. Rowe Price Growth Stock.........   --     --    --    --   0.07%
     EQ/Wells Fargo Omega Growth...........   --   0.01% 0.15% 0.55%    --
     Multimanager Multi-Sector Bond........ 4.59%  3.82% 5.56% 8.15%  4.53%
     Multimanager Small Cap Value.......... 0.10%  0.16% 0.92% 0.17%  0.22%
     Multimanager Technology...............   --     --    --    --     --
     Target 2015 Allocation................ 1.44%  1.59% 4.61% 4.76%  8.76%
     Target 2025 Allocation................ 1.28%  1.57% 4.65% 4.98%  6.87%
     Target 2035 Allocation................ 1.46%  1.40% 4.81% 4.24% 11.67%
     Target 2045 Allocation................ 1.45%  1.32% 4.99% 4.23%  9.66%

12.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-85

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

  Report of Independent Registered Public Accounting Firm................. F-1

  Consolidated Financial Statements:
    Consolidated Balance Sheets, December 31, 2011 and 2010............... F-2
    Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009.................................................. F-3
    Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009..................................... F-5
    Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-6
    Consolidated Statements of Cash Flows, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-7
    Notes to Consolidated Financial Statements............................ F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 8, 2012

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                                                                                        2011        2010
                                                                                     ----------  ----------
                                                                                          (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   31,992  $   29,057
 Mortgage loans on real estate......................................................      4,281       3,571
 Equity real estate, held for the production of income..............................         99         140
 Policy loans.......................................................................      3,542       3,581
 Other equity investments...........................................................      1,707       1,618
 Trading securities.................................................................        982         506
 Other invested assets..............................................................      2,340       1,413
                                                                                     ----------  ----------
   Total investments................................................................     44,943      39,886
Cash and cash equivalents...........................................................      3,227       2,155
Cash and securities segregated, at fair value.......................................      1,280       1,110
Broker-dealer related receivables...................................................      1,327       1,389
Deferred policy acquisition costs...................................................      4,653       8,383
Goodwill and other intangible assets, net...........................................      3,697       3,702
Amounts due from reinsurers.........................................................      3,542       3,252
Loans to affiliates.................................................................      1,041       1,045
Guaranteed minimum income benefit reinsurance asset, at fair value..................     10,547       4,606
Other assets........................................................................      5,340       5,614
Separate Accounts' assets...........................................................     86,419      92,014
                                                                                     ----------  ----------

TOTAL ASSETS........................................................................ $  166,016  $  163,156
                                                                                     ==========  ==========

LIABILITIES
Policyholders' account balances..................................................... $   26,033  $   24,654
Future policy benefits and other policyholders liabilities..........................     21,595      18,965
Broker-dealer related payables......................................................        466         369
Customers related payables..........................................................      1,889       1,770
Amounts due to reinsurers...........................................................         74          75
Short-term and long-term debt.......................................................        645         425
Loans from affiliates...............................................................      1,325       1,325
Income taxes payable................................................................      5,491       4,315
Other liabilities...................................................................      3,815       3,075
Separate Accounts' liabilities......................................................     86,419      92,014
                                                                                     ----------  ----------
   Total liabilities................................................................    147,752     146,987
                                                                                     ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 17 and 18)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding. $        2  $        2
 Capital in excess of par value.....................................................      5,743       5,593
 Retained earnings..................................................................     10,120       8,085
 Accumulated other comprehensive income (loss)......................................       (304)       (629)
                                                                                     ----------  ----------
   Total AXA Equitable's equity.....................................................     15,561      13,051
                                                                                     ----------  ----------
Noncontrolling interest.............................................................      2,703       3,118
                                                                                     ----------  ----------
   Total equity.....................................................................     18,264      16,169
                                                                                     ----------  ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  166,016  $  163,156
                                                                                     ==========  ==========


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            2011       2010      2009
                                                                         ---------  ---------  --------
                                                                                  (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $   3,312  $   3,067  $  2,918
Premiums................................................................       533        530       431
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     2,374       (284)   (3,079)
 Other investment income (loss).........................................     2,128      2,260     2,099
                                                                         ---------  ---------  --------
   Total net investment income (loss)...................................     4,502      1,976      (980)
                                                                         ---------  ---------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................       (36)      (300)     (169)
 Portion of loss recognized in other comprehensive income (loss)........         4         18         6
                                                                         ---------  ---------  --------
   Net impairment losses recognized.....................................       (32)      (282)     (163)
 Other investment gains (losses), net...................................       (15)        98       217
                                                                         ---------  ---------  --------
     Total investment gains (losses), net...............................       (47)      (184)       54
                                                                         ---------  ---------  --------
Commissions, fees and other income......................................     3,631      3,702     3,385
Increase (decrease) in the fair value of the reinsurance contract asset.     5,941      2,350    (2,566)
                                                                         ---------  ---------  --------
   Total revenues.......................................................    17,872     11,441     3,242
                                                                         ---------  ---------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................     4,360      3,082     1,298
Interest credited to policyholders' account balances....................       999        950     1,004
Compensation and benefits...............................................     2,206      1,953     1,859
Commissions.............................................................     1,195      1,044     1,033
Distribution related payments...........................................       303        287       234
Amortization of deferred sales commissions..............................        38         47        55
Interest expense........................................................       106        106       107
Amortization of deferred policy acquisition costs.......................     4,680        168       115
Capitalization of deferred policy acquisition costs.....................    (1,030)      (916)     (975)
Rent expense............................................................       250        244       258
Amortization of other intangible assets.................................        24         23        24
Other operating costs and expenses......................................     1,406      1,438     1,309
                                                                         ---------  ---------  --------
     Total benefits and other deductions................................    14,537      8,426     6,321
                                                                         ---------  ---------  --------


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                          2011       2010       2009
                                                                        --------  ---------  ----------
                                                                                 (IN MILLIONS)
Earnings (loss) from continuing operations, before income taxes........ $  3,335  $   3,015   $  (3,079)
Income tax (expense) benefit...........................................   (1,022)      (707)      1,272
                                                                        --------  ---------  ----------

Earnings (loss) from continuing operations, net of income taxes........    2,313      2,308      (1,807)
Earnings (loss) from discontinued operations, net of income taxes......       --         --           3
                                                                        --------  ---------  ----------

Net earnings (loss)....................................................    2,313      2,308      (1,804)
 Less: net (earnings) loss attributable to the noncontrolling interest.      101       (235)       (359)
                                                                        --------  ---------  ----------

Net Earnings (Loss) Attributable to AXA Equitable...................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

Amounts attributable to AXA Equitable:
 Earnings (loss) from continuing operations, net of income taxes....... $  2,414  $   2,073  $   (2,166)
 Earnings (loss) from discontinued operations, net of income taxes.....       --         --           3
                                                                        --------  ---------  ----------
Net Earnings (Loss).................................................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                  2011       2010       2009
                                                                               ---------  ---------  ---------
                                                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $   2,313  $   2,308  $  (1,804)
                                                                               ---------  ---------  ---------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......       378        440      1,331
 Defined benefit plans:
   Net gain (loss) arising during year........................................      (169)      (121)       (65)
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........        94         82         65
     Amortization of net prior service credit included in net periodic cost...         1         (1)        (3)
                                                                               ---------  ---------  ---------
       Other comprehensive income (loss)--defined benefit plans...............       (74)       (40)        (3)
                                                                               ---------  ---------  ---------

Total other comprehensive income (loss), net of income taxes..................       304        400      1,328
                                                                               ---------  ---------  ---------

Comprehensive income (loss)...................................................     2,617      2,708       (476)
                                                                               ---------  ---------  ---------

 Less: Comprehensive (income) loss attributable to noncontrolling interest....       122       (228)      (425)
                                                                               ---------  ---------  ---------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $   2,739  $   2,480  $    (901)
                                                                               =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                               2011       2010       2009
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,593      5,583      5,184
 Sale of AllianceBernstein Units to noncontrolling interest................        --         --        (54)
 Changes in capital in excess of par value.................................       150         10        453
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,743      5,593      5,583
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     8,085      6,312      8,413
 Net earnings (loss).......................................................     2,414      2,073     (2,163)
 Stockholder dividends.....................................................      (379)      (300)        --
 Impact of implementing new accounting guidance, net of taxes..............        --         --         62
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................    10,120      8,085      6,312
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (629)    (1,036)    (2,236)
 Impact of implementing new accounting guidance, net of taxes..............        --         --        (62)
 Other comprehensive income (loss).........................................       325        407      1,262
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................      (304)      (629)    (1,036)
                                                                            ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...............................    15,561     13,051     10,861
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     3,118      3,269      2,897
 Purchase of AllianceBernstein Units by noncontrolling interest............         1          5         --
 Purchase of AllianceBernstein Put.........................................        --         --        135
 Purchase of noncontrolling interest in consolidated entity................       (31)        (5)        --
 Repurchase of AllianceBernstein Holding units.............................      (140)      (148)        --
 Net earnings (loss) attributable to noncontrolling interest...............      (101)       235        359
 Dividends paid to noncontrolling interest.................................      (312)      (357)      (320)
 Other comprehensive income (loss) attributable to noncontrolling interest.       (21)        (7)        66
 Other changes in noncontrolling interest..................................       189        126        132
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,703      3,118      3,269
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  18,264  $  16,169  $  14,130
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                               2011       2010       2009
                                                                                            ---------  ---------  ---------
                                                                                                     (IN MILLIONS)
Net earnings (loss)........................................................................ $   2,313  $   2,308  $  (1,804)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................       999        950      1,004
 Universal life and investment-type product policy fee income..............................    (3,312)    (3,067)    (2,918)
 Net change in broker-dealer and customer related receivables/payables.....................       266        125     (1,353)
 (Income) loss related to derivative instruments...........................................    (2,374)       284      3,079
 Change in reinsurance recoverable with affiliate..........................................      (242)      (233)     1,486
 Investment (gains) losses, net............................................................        47        184        (54)
 Change in segregated cash and securities, net.............................................      (170)      (124)     1,587
 Change in deferred policy acquisition costs...............................................     3,650       (747)      (860)
 Change in future policy benefits..........................................................     2,110      1,136       (755)
 Change in income taxes payable............................................................       950        720     (1,223)
 Real estate asset write-off charge........................................................         5         26          3
 Change in the fair value of the reinsurance contract asset................................    (5,941)    (2,350)     2,566
 Amortization of deferred compensation.....................................................       418        178         88
 Amortization of deferred sales commission.................................................        38         47         55
 Amortization of reinsurance cost..........................................................       211        274        318
 Other depreciation and amortization.......................................................       146        161        156
 Amortization of other intangibles.........................................................        24         23         24
 Other, net................................................................................       (76)       111         18
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) operating activities........................................      (938)         6      1,417
                                                                                            ---------  ---------  ---------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........     3,435      2,753      2,058
 Sales of investments......................................................................     1,141      3,398      6,737
 Purchases of investments..................................................................    (7,970)    (7,068)    (8,995)
 Cash settlements related to derivative instruments........................................     1,429       (651)    (2,564)
 Change in short-term investments..........................................................        16        (53)       140
 Decrease in loans to affiliates...........................................................        --          3          1
 Increase in loans to affiliates...........................................................        --         --       (250)
 Investment in capitalized software, leasehold improvements and
 EDP equipment.............................................................................      (104)       (62)      (120)
 Other, net................................................................................        25        (25)         9
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) investing activities........................................    (2,028)    (1,705)    (2,984)
                                                                                            ---------  ---------  ---------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                         2011      2010       2009
                                                                       --------  --------  ---------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  4,461  $  3,187  $   3,395
   Withdrawals and transfers to Separate Accounts.....................     (821)     (483)    (2,161)
 Change in short-term financings......................................      220       (24)       (36)
 Change in collateralized pledged liabilities.........................      989      (270)       126
 Change in collateralized pledged assets..............................       99       533       (632)
 Capital contribution.................................................       --        --        439
 Shareholder dividends paid...........................................     (379)     (300)        --
 Repurchase of AllianceBernstein Holding units........................     (221)     (235)        --
 Distribution to noncontrolling interest in consolidated subsidiaries.     (312)     (357)      (320)
 Other, net...........................................................        2        11        145
                                                                       --------  --------  ---------

Net cash provided by (used in) financing activities...................    4,038     2,062        956
                                                                       --------  --------  ---------

Change in cash and cash equivalents...................................    1,072       363       (611)
Cash and cash equivalents, beginning of year..........................    2,155     1,792      2,403
                                                                       --------  --------  ---------

Cash and Cash Equivalents, End of Year................................ $  3,227  $  2,155  $   1,792
                                                                       ========  ========  =========

Supplemental cash flow information:
 Interest Paid........................................................ $     16  $     19  $      17
                                                                       ========  ========  =========
 Income Taxes (Refunded) Paid......................................... $     36  $    (27) $      44
                                                                       ========  ========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners, Inc. ("SCB Partners") at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

   On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in AllianceBernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

   At December 31, 2011 and 2010, the Company's economic interest in AllianceBernstein was 37.3% and 35.5%, respectively. At December 31, 2011 and 2010, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 64.6% and 61.4%.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2011 and 2010, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2011 and 2010, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2011 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2011, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $23 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2011," "2010" and "2009" refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

    . Consider the receivable impaired when calculating the allowance for credit losses; and

    . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In June 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning
   January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

   Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

   The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

   As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

   Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2011, 2010 and 2009 reflected increases of $4 million, $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income
   (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

   Future Adoption of New Accounting Pronouncements

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. Accordingly upon adoption, as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance, the December 31, 2011 balances related to DAC will be reduced by approximately $1.1 billion, income taxes payable will be reduced by approximately $372 million with a corresponding reduction, net of taxes, to Retained earnings and Total equity of approximately $691 million. Upon adoption, for the year ended 2011, the Company's Earnings (loss), before income taxes would increase by approximately $822 million and Net

   Earnings (Loss) Attributable to AXA Equitable would increase by approximately $534 million. Subsequent to the adoption of the guidance, the lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of DAC, and, as such, may initially result in lower earnings in future periods. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's consolidated statements of Earnings (Loss), it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company's cash flows.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2011 and 2010, the carrying value of COLI was $737 million and $787 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

    . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

    . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

    . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

    . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

    . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

    . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

    . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

    . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

    . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $52 million and $0 million for commercial and $5 million and $3 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. A portion of exposure to realized interest rate volatility is hedged using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives, the GWBL features are reported in Policyholder's benefits and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, the Company previously had hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. At December 31, 2011, there were no outstanding balances in these programs.

   The Company periodically, including during 2011, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales. At December 31, 2011 there were no outstanding balances.

   The Company also uses equity indexed options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

   At December 31, 2011, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $388 million. At December 31, 2011, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $165 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $37 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2011 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2011 and December 31, 2010, respectively, the Company held $1,438 million and $512 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2011, and 2010, respectively, were $4 million and $84 million, for which the Company held collateral of $3 million in 2011, and posted collateral of $99 million in 2010, in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2011, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 70.2% and 74.2% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 28.2% and 24.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $1,718 million and $1,726 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   As disclosed in Note 3, at December 31, 2011 and 2010, respectively, the net fair value of freestanding derivative positions is approximately $1,536 million and $540 million or approximately 65.6% and 38.2% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $11 million at December 31, 2011 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2011.

   At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.6% and 1.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $347 million and $277 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,082 million and $1,251 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $688 million and $147 million at December 31, 2011 and 2010, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2011 and 2010.

   Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2011 and 2010.

   Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

   The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

   Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated account balances for all issue years for the Accumulator(R) products due to the continued volatility of margins and the continued emergence of periods of negative margins.

   For UL products and investment-type products, other than Accumulator(R) products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next quarter, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2011, the average rate of assumed investment yields, excluding policy loans, was 5.5% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company issues or has issued certain variable annuity products with GMDB and GWBL features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.12% to 10.7% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2011, participating policies, including those in the Closed Block, represent approximately 6.8% ($24 billion) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(2,928) million, $10,117 million and $15,465 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL"), for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2011 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2011. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                     GROSS      GROSS
                                        AMORTIZED  UNREALIZED UNREALIZED                OTTI
                                          COST       GAINS      LOSSES   FAIR VALUE IN AOCI/ (3)/
                                        ---------- ---------- ---------- ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate............................. $   21,444 $    1,840 $      147 $   23,137 $         --
 U.S. Treasury, government and agency..      3,598        350         --      3,948           --
 States and political subdivisions.....        478         64          2        540           --
 Foreign governments...................        461         65          1        525           --
 Commercial mortgage-backed............      1,306          7        411        902           22
 Residential mortgage-backed/ (1)/.....      1,556         90         --      1,646           --
 Asset-backed/ (2)/....................        260         15         11        264            6
 Redeemable preferred stock............      1,106         38        114      1,030           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     30,209      2,469        686     31,992           28

Equity securities......................         18          1         --         19           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2011............. $   30,227 $    2,470 $      686 $   32,011 $         28
                                        ========== ========== ========== ========== ============

December 31, 2010:
Fixed Maturities:
 Corporate............................. $   20,494 $    1,348 $      110 $   21,732 $         --
 U.S. Treasury, government and agency..      1,986         18         88      1,916           --
 States and political subdivisions.....        516         11         16        511           --
 Foreign governments...................        502         59          1        560           --
 Commercial mortgage-backed............      1,473          5        375      1,103           19
 Residential mortgage-backed/ (1)/.....      1,601         67         --      1,668           --
 Asset-backed/ (2)/....................        245         13         12        246            7
 Redeemable preferred stock............      1,364         23         66      1,321           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     28,181      1,544        668     29,057           26

Equity securities......................         26         --          3         23           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2010............. $   28,207 $    1,544 $      671 $   29,080 $         26
                                        ========== ========== ========== ========== ============

 /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
 /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2011 and 2010, respectively, the Company had trading fixed maturities with an amortized cost of $172 million and $207 million and carrying values of $172 million and $208 million. Gross unrealized gains on trading fixed maturities were $4 million and $3 million and gross unrealized losses were $4 million and $2 million for 2011 and 2010, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2011

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   2,058  $   2,090
          Due in years two through five..........     8,257      8,722
          Due in years six through ten...........     9,881     10,723
          Due after ten years....................     5,785      6,615
                                                  --------- ----------
             Subtotal............................    25,981     28,150
          Commercial mortgage-backed securities..     1,306        902
          Residential mortgage-backed securities.     1,556      1,646
          Asset-backed securities................       260        264
                                                  --------- ----------
          Total.................................. $  29,103  $  30,962
                                                  ========= ==========

   The Company recognized OTTI on AFS fixed maturities as follows:

                                                         December 31,
                                                   ------------------------
                                                    2011     2010     2009
                                                   ------  -------  -------
                                                         (IN MILLIONS)
Credit losses recognized in earnings (loss)/ (1)/. $  (32) $  (282) $  (168)
Non-credit losses recognized in OCI...............     (4)     (18)      (6)
                                                   ------  -------  -------
Total OTTI........................................ $  (36) $  (300) $  (174)
                                                   ======  =======  =======

  /(1)/During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                   FIXED MATURITIES--CREDIT LOSS IMPAIRMENTS

                                                                                           2011     2010
                                                                                         -------  -------
                                                                                           (IN MILLIONS)
Balances at January 1,.................................................................. $  (329) $  (146)
Previously recognized impairments on securities that matured, paid, prepaid or sold.....      29       99
Recognized impairments on securities impaired to fair value this period/ (1)/...........      --       (6)
Impairments recognized this period on securities not previously impaired................     (27)    (268)
Additional impairments this period on securities previously impaired....................      (5)      (8)
Increases due to passage of time on previously recorded credit losses...................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows..      --       --
                                                                                         -------  -------
Balances at December 31,................................................................ $  (332) $  (329)
                                                                                         =======  =======

 /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                 DECEMBER 31,
                               ----------------
                                 2011     2010
                               --------  ------
                                 (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (47) $  (16)
   All other..................    1,830     892
 Equity securities............        1      (3)
                               --------  ------
Net Unrealized Gains (Losses). $  1,784  $  873
                               ========  ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                AOCI GAIN
                                                              NET                              DEFERRED           (LOSS)
                                                          UNREALIZED                            INCOME        RELATED TO NET
                                                             GAINS                                TAX           UNREALIZED
                                                          (LOSSES) ON        POLICYHOLDERS       ASSET          INVESTMENT
                                                          INVESTMENTS   DAC   LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                                         ------------  ----  -------------- --------------- -----------------
                                                                                     (IN MILLIONS)
BALANCE, JANUARY 1, 2011................................ $        (16) $  3  $            2 $             4 $              (7)
Net investment gains (losses) arising during
  the period............................................          (32)   --              --              --               (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            5    --              --              --                 5
   Excluded from Net earnings (loss)/ (1)/..............           (4)   --              --              --                (4)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --     2              --              --                 2
   Deferred income taxes................................           --    --              --               8                 8
   Policyholders liabilities............................           --    --               4              --                 4
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2011.............................. $        (47) $  5  $            6 $            12 $             (24)
                                                         ============  ====  ============== =============== =================

BALANCE, JANUARY 1, 2010................................ $        (11) $  5  $           -- $             2 $              (4)
Net investment gains (losses) arising during
  the period............................................            3    --              --              --                 3
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            9    --              --              --                 9
   Excluded from Net earnings (loss)/ (1)/..............          (17)   --              --              --               (17)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --    (2)             --              --                (2)
   Deferred income taxes................................           --    --              --               2                 2
   Policyholders liabilities............................           --    --               2              --                 2
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2010.............................. $        (16) $  3  $            2 $             4 $              (7)
                                                         ============  ====  ============== =============== =================

 /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                    NET                              DEFERRED        (LOSS)
                                                UNREALIZED                            INCOME     RELATED TO NET
                                                   GAINS                                TAX        UNREALIZED
                                                (LOSSES) ON          POLICYHOLDERS     ASSET       INVESTMENT
                                                INVESTMENTS    DAC    LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                               ------------  ------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2011...................... $        889  $ (135)    $     (121)  $     (223)   $        410
Net investment gains (losses) arising during
  the period..................................          915      --             --           --             915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............           23      --             --           --              23
   Excluded from Net earnings (loss)/ (1)/....            4      --             --           --               4
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --     (81)            --           --             (81)
   Deferred income taxes......................           --      --             --         (207)           (207)
   Policyholders liabilities..................           --      --           (264)          --            (264)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2011.................... $      1,831  $ (216)    $     (385)  $     (430)   $        800
                                               ============  ======  =============  ===========  ==============

BALANCE, JANUARY 1, 2010...................... $         (6) $  (21)    $       --   $       32    $          5
Net investment gains (losses) arising during
  the period..................................          680      --             --           --             680
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............          198      --             --           --             198
   Excluded from Net earnings (loss)/ (1)/....           17      --             --           --              17
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --    (114)            --           --            (114)
   Deferred income taxes......................           --      --             --         (255)           (255)
   Policyholders liabilities..................           --      --           (121)          --            (121)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2010.................... $        889  $ (135)    $     (121)  $     (223)   $        410
                                               ============  ======  =============  ===========  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 535 issues at December 31, 2011 and the 550 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                     LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                    ---------------------  ---------------------  ---------------------
                                                 GROSS                  GROSS                  GROSS
                                               UNREALIZED             UNREALIZED             UNREALIZED
                                    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                    ---------- ----------  ---------- ----------  ---------- ----------
                                                               (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate.........................   $  1,910    $   (96)   $    389  $     (51)   $  2,299  $    (147)
 U.S. Treasury, government and
   agency..........................        149         --          --         --         149         --
 States and political subdivisions.         --         --          18         (2)         18         (2)
 Foreign governments...............         30         (1)          5         --          35         (1)
 Commercial mortgage-backed........         79        (27)        781       (384)        860       (411)
 Residential mortgage-backed.......         --         --           1         --           1         --
 Asset-backed......................         49         --          44        (11)         93        (11)
 Redeemable preferred stock........        341        (28)        325        (86)        666       (114)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  2,558    $  (152)   $  1,563  $    (534)   $  4,121  $    (686)
                                    ========== ==========  ========== ==========  ========== ==========

December 31, 2010:
Fixed Maturities:
 Corporate.........................   $  1,999    $   (68)   $    394  $     (42)   $  2,393  $    (110)
 U.S. Treasury, government and
   agency..........................        820        (42)        171        (46)        991        (88)
 States and political subdivisions.        225         (9)         33         (7)        258        (16)
 Foreign governments...............         77         (1)         10         --          87         (1)
 Commercial mortgage-backed........         46         (3)        936       (372)        982       (375)
 Residential mortgage-backed.......        157         --           2         --         159         --
 Asset-backed......................         23         --          65        (12)         88        (12)
 Redeemable preferred stock........        345         (7)        689        (59)      1,034        (66)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  3,692    $  (130)   $  2,300  $    (538)   $  5,992  $    (668)
                                    ========== ==========  ========== ==========  ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $139 million and $142 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $2,179 million and $2,303 million, or 7.2% and 8.2%, of the $30,210 million and $28,181 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455 million and $361 million at December 31, 2011 and 2010, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, the Company owned $23 million and $30 million in RMBS backed by subprime residential mortgage loans, and $13 million and $17 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

   At December 31, 2011 and 2010, respectively, the amortized cost of the Company's trading account securities was $1,014 million and $482 million with respective fair values of $982 million and $506 million. Also at December 31, 2011 and 2010, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $48 million and $42 million and costs of $50 million and $41 million as well as other equity securities with carrying values of $19 million and $23 million and costs of $18 million and $26 million.

   In 2011, 2010 and 2009, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $(42) million, $39 million and $133 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $141 million and $0 million at December 31, 2011 and 2010, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively.

   Troubled Debt Restructurings

   In 2011, the two loans shown in the table below were modified to interest only payments until February 1, 2012 and October 1, 2013 at which time the loans revert to their normal amortizing payment. On one of the loans, a $4 million letter of credit was cashed to reduce the principal balance. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                  TROUBLED DEBT RESTRUCTURING--MODIFICATIONS
                               DECEMBER 31, 2011

                                           OUTSTANDING RECORDED INVESTMENT
                                NUMBER  --------------------------------------
                               OF LOANS   PRE-MODIFICATION   POST-MODIFICATION
                               -------- -------------------- -----------------
                                                    (IN MILLIONS)
Troubled debt restructurings:
 Agricultural mortgage loans.. $     -- $                 --  $             --
 Commercial mortgage loans....        2                  145               141
                               -------- -------------------- -----------------

Total......................... $      2 $                145  $            141
                               ======== ==================== =================

   There were no default payments on the above loans during 2011.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2011, 2010 and 2009 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -------------------------
                                                      2011     2010    2009
                                                     ------   ------  ------
                                                        (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $   18    $   --  $   --
   Charge-offs.....................................     --        --      --
   Recoveries......................................     (8)       --      --
   Provision.......................................     22        18      --
                                                    ------    ------  ------
Ending Balance, December 31,....................... $   32    $   18  $   --
                                                    ======    ======  ======

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $   32    $   18  $   --
                                                    ======    ======  ======
   Collectively Evaluated for Impairment........... $   --    $   --  $   --
                                                    ======    ======  ======

   Loans Acquired with Deteriorated Credit Quality. $   --    $   --  $   --
                                                    ======    ======  ======

   There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2011

                                               DEBT SERVICE COVERAGE RATIO
                                                                                 LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO: /(2)/          --------- ------- -------- -------- ------- ------ --------
                                                           (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   182  $   -- $     33 $     30  $   31 $   -- $    276
 50% - 70%.........................       201     252      447      271      45     --    1,216
 70% - 90%.........................        --      41      280      318     213     --      852
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Commercial Mortgage Loans....   $   383  $  293 $    844 $    754  $  585 $  117 $  2,976
                                    ========= ======= ======== ======== ======= ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   150  $   89 $    175 $    247  $  190 $    8 $    859
 50% - 70%.........................        68      15      101      158      82     45      469
 70% - 90%.........................        --      --       --        1      --      8        9
 90% plus..........................        --      --       --       --      --     --       --
                                    --------- ------- -------- -------- ------- ------ --------

Total Agricultural Mortgage Loans..   $   218  $  104 $    276 $    406  $  272 $   61 $  1,337
                                    ========= ======= ======== ======== ======= ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   332  $   89 $    208 $    277  $  221 $    8 $  1,135
 50% - 70%.........................       269     267      548      429     127     45    1,685
 70% - 90%.........................        --      41      280      319     213      8      861
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Mortgage Loans...............   $   601  $  397 $  1,120 $  1,160  $  857 $  178 $  4,313
                                    ========= ======= ======== ======== ======= ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2010

                                              Debt Service Coverage Ratio
                                                                               LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X    1.5X    1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO:/ (2)/          --------- ------- ------- ------- ------- ------ --------
                                                          (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $    59  $   --  $   --  $   52  $   --  $   -- $    111
 50% - 70%.........................       32     109     111      72      55      --      379
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     402      61      574
                                     -------  ------  ------  ------  ------  ------ --------

Total Commercial Mortgage Loans....  $   285  $  144  $  604  $  550  $  581  $  111 $  2,275
                                     =======  ======  ======  ======  ======  ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   155  $   80  $  162  $  243  $  186  $    5 $    831
 50% - 70%.........................       52      13     134     150     107      24      480
 70% - 90%.........................       --      --      --      --      --      --       --
 90% plus..........................       --      --      --      --       3      --        3
                                     -------  ------  ------  ------  ------  ------ --------

Total Agricultural Mortgage Loans..  $   207  $   93  $  296  $  393  $  296  $   29 $  1,314
                                     =======  ======  ======  ======  ======  ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   214  $   80  $  162  $  295  $  186  $    5 $    942
 50% - 70%.........................       84     122     245     222     162      24      859
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     405      61      577
                                     -------  ------  ------  ------  ------  ------ --------

Total Mortgage Loans...............  $   492  $  237  $  900  $  943  $  877  $  140 $  3,589
                                     =======  ======  ======  ======  ======  ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                        RECORDED
                                                                                       INVESTMENT
                                         90                            TOTAL     (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                         FINANCING            AND
                      DAYS  DAYS  OR (GREATER THAN)  TOTAL CURRENT  RECEIVABLES         ACCRUING
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
                                                        (IN MILLIONS)
DECEMBER 31, 2011
 Commercial.......... $  61 $  -- $               -- $  61 $  2,915 $      2,976 $                   --
 Agricultural........     5     1                  7    13    1,324        1,337                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
TOTAL MORTGAGE LOANS. $  66 $   1 $                7 $  74 $  4,239 $      4,313 $                    3
                      ===== ===== ================== ===== ======== ============ ======================
December 31, 2010
 Commercial.......... $  -- $  -- $               -- $  -- $  2,275 $      2,275 $                   --
 Agricultural........    --    --                  5     5    1,309        1,314                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
Total Mortgage Loans. $  -- $  -- $                5 $   5 $  3,584 $      3,589 $                    3
                      ===== ===== ================== ===== ======== ============ ======================

   The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                     UNPAID                         AVERAGE        INTEREST
                                      RECORDED      PRINCIPAL       RELATED        RECORDED         INCOME
                                     INVESTMENT      BALANCE       ALLOWANCE    INVESTMENT/ (1)/  RECOGNIZED
                                     ----------- --------------- -------------  ---------------  -------------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           5               5            --                5             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $         5 $             5 $          --  $             5  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       202 $           202 $         (32) $           152  $           8
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $       202 $           202 $         (32) $           152  $           8
                                     =========== =============== =============  ===============  =============
December 31, 2010:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           3               3            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $         3 $             3 $          --  $            --  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       122 $           122 $         (18) $            24  $           2
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $       122 $           122 $         (18) $            24  $           2
                                     =========== =============== =============  ===============  =============

 /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures.

   Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2011 and 2010, respectively. Depreciation expense on real estate totaled $0 million, $0 million and $8 million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, AXA Equitable's equity real estate portfolio had no valuation allowances.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,587 million and $1,459 million, respectively, at December 31, 2011 and 2010. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $91 million and $131 million, respectively, at December 31, 2011 and 2010. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $179 million, $173 million and $(78) million, respectively, for 2011, 2010 and 2009.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2011 and 2010, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                               DECEMBER 31,
                                                               -------------
                                                                2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost............... $  584 $  557
Investments in securities, generally at fair value............     51     40
Cash and cash equivalents.....................................     10      4
Other assets..................................................     13     62
                                                               ------ ------
Total Assets.................................................. $  658 $  663
                                                               ====== ======

Borrowed funds--third party................................... $  372 $  299
Other liabilities.............................................      6      7
                                                               ------ ------
Total liabilities.............................................    378    306
                                                               ------ ------

Partners' capital.............................................    280    357
                                                               ------ ------
Total Liabilities and Partners' Capital....................... $  658 $  663
                                                               ====== ======

The Company's Carrying Value in These Entities Included Above. $  169 $  196
                                                               ====== ======


                                                                               2011     2010     2009
                                                                              ------   -----   -----
                                                                                   (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  111  $   110  $   30
Net revenues of other limited partnership interests..........................      6        3      (5)
Interest expense--third party................................................    (21)     (22)     (7)
Other expenses...............................................................    (61)     (59)    (17)
                                                                              ------  -------  ------
Net Earnings (Loss).......................................................... $   35  $    32  $    1
                                                                              ======  =======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $   20  $    18  $    2
                                                                              ======  =======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2011

                                                     FAIR VALUE
                                               ----------------------- GAINS (LOSSES)
                                     NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                      AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                     --------- ----------- ----------- ---------------
                                                       (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/ (1)/
 Futures............................ $   6,443  $       --   $       2    $        (34)
 Swaps..............................       784          10          21              33
 Options............................     1,211          92          85             (20)

Interest rate contracts:/ (1)/
 Floors.............................     3,000         327          --             139
 Swaps..............................     9,826         503         317             590
 Futures............................    11,983          --          --             849
 Swaptions..........................     7,354       1,029          --             817

Other freestanding contracts:/ (1)/
 Foreign currency Contracts.........        38          --          --              --
                                                                       ---------------
NET INVESTMENT INCOME (LOSS)........                                             2,374
                                                                       ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/ (2)/....        --      10,547          --           5,941

GWBL and other features/ (3)/.......        --          --         227            (189)
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2011......... $  40,639  $   12,508   $     652    $      8,126
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
 /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2010

                                                     Fair Value
                                               ----------------------- Gains (Losses)
                                     Notional     Asset     Liability    Reported In
                                      Amount   Derivatives Derivatives Earnings (Loss)
                                     --------- ----------- ----------- ---------------
                                                       (In Millions)
Freestanding derivatives:
Equity contracts:/ (1)/
 Futures............................ $   3,772   $      --    $     --     $      (815)
 Swaps..............................       734          --          27             (79)
 Options............................     1,070           5           1             (49)

Interest rate contracts:/ (1)/
 Floors.............................     9,000         326          --             157
 Swaps..............................     5,352         201         134             250
 Futures............................     5,151          --          --             289
 Swaptions..........................     4,479         171          --             (38)

Other freestanding contracts:/ (1)/
 Foreign currency contracts.........       133          --           1               1
                                                                       ---------------
 Net investment income (loss).......                                              (284)
                                                                       ---------------

Embedded derivatives:
GMIB reinsurance contracts /(2)/....        --       4,606          --           2,350

GWBL and other features /(3)/.......        --          --          38              17
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2010......... $  29,691   $   5,309    $    201     $     2,083
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,456 million at December 31, 2011 and 2010, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2011 and 2010, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $559 million at December 31, 2011 and 2010, respectively and the accumulated amortization of these intangible assets were $336 million and $313 million at December 31, 2011 and 2010, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23 million, $24 million and $24 million for 2011, 2010 and 2009, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2011 and 2010, respectively, net deferred sales commissions totaled $60 million and $76 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2011 net asset balance for each of the next five years is $26 million, $18 million, $11 million, $4 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2011, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                        DECEMBER 31,
                                                                                                      -----------------
                                                                                                        2011     2010
                                                                                                      -------- --------
                                                                                                        (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.................................... $  8,121 $  8,272
Policyholder dividend obligation.....................................................................      260      119
Other liabilities....................................................................................       86      142
                                                                                                      -------- --------
Total Closed Block liabilities.......................................................................    8,467    8,533
                                                                                                      -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,342 and $5,416)............    5,686    5,605
Mortgage loans on real estate........................................................................    1,205      981
Policy loans.........................................................................................    1,061    1,119
Cash and other invested assets.......................................................................       30      281
Other assets.........................................................................................      207      245
                                                                                                      -------- --------
Total assets designated to the Closed Block..........................................................    8,189    8,231
                                                                                                      -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block........................      278      302

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(33) and
   $(28) and policyholder dividend obligation of $(260) and $(119)...................................       62       53
                                                                                                      -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.................... $    340 $    355
                                                                                                      ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                         2011    2010    2009
                                                                        ------  ------  ------
                                                                             (IN MILLIONS)
REVENUES:
Premiums and other income.............................................. $  354  $  365  $  382
Investment income (loss) (net of investment expenses of $0, $0 and $1).    438     468     482
Investment gains (losses), net:
 Total Other-than-temporary impairment losses..........................    (12)    (31)    (10)
 Portion of loss recognized in other comprehensive income (loss).......     --       1      --
                                                                        ------  ------  ------
   Net impairment losses recognized....................................    (12)    (30)    (10)
 Other investment gains (losses), net..................................      2       7      --
                                                                        ------  ------  ------
   Total investment gains (losses), net................................    (10)    (23)    (10)
                                                                        ------  ------  ------
Total revenues.........................................................    782     810     854
                                                                        ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends..................................    757     776     812
Other operating costs and expenses.....................................      2       2       2
                                                                        ------  ------  ------
Total benefits and other deductions....................................    759     778     814
                                                                        ------  ------  ------

Net revenues, before income taxes......................................     23      32      40
Income tax (expense) benefit...........................................     (8)    (11)    (14)
                                                                        ------  ------  ------
Net Revenues........................................................... $   15  $   21  $   26
                                                                        ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2011   2010
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  119 $   --
Unrealized investment gains (losses).    141    119
                                      ------ ------
Balances, End of year................ $  260 $  119
                                      ====== ======

   Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                  2011   2010
                                                                 -----  -----
                                                                 (IN MILLIONS)
Impaired mortgage loans with investment valuation allowances.... $  61  $  62
Impaired mortgage loans without investment valuation allowances.     2      3
                                                                 -----  -----
Recorded investment in impaired mortgage loans..................    63     65
Investment valuation allowances.................................    (9)    (7)
                                                                 -----  -----
Net Impaired Mortgage Loans..................................... $  54  $  58
                                                                 =====  =====

   During 2011, 2010 and 2009, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $63 million, $13 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3 million, $1 million and $0 million for 2011, 2010 and 2009, respectively.

   Valuation allowances on mortgage loans at December 31, 2011 and 2010 were $9 million and $7 million, respectively.

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2011    2010
                                                ------  ------
                                                 (IN MILLIONS)

Balance, beginning of year..................... $  772  $  795
Contractholder bonus interest credits deferred.     34      39
Amortization charged to income.................    (88)    (62)
                                                ------  ------
Balance, End of Year........................... $  718  $  772
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities are measured at fair value on a recurring basis and are summarized below:

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011

                                           LEVEL 1    LEVEL 2   LEVEL 3      TOTAL
                                          ---------  --------- ---------  ----------
                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7  $  22,698 $     432  $   23,137
   U.S. Treasury, government and agency..        --      3,948        --       3,948
   States and political subdivisions.....        --        487        53         540
   Foreign governments...................        --        503        22         525
   Commercial mortgage-backed............        --         --       902         902
   Residential mortgage-backed/ (1)/.....        --      1,632        14       1,646
   Asset-backed/ (2)/....................        --         92       172         264
   Redeemable preferred stock............       203        813        14       1,030
                                          ---------  --------- ---------  ----------
     Subtotal............................       210     30,173     1,609      31,992
                                          ---------  --------- ---------  ----------
 Other equity investments................        66         --        77         143
 Trading securities......................       457        525        --         982
 Other invested assets:
   Short-term investments................        --        132        --         132
   Swaps.................................        --        177        (2)        175
   Futures...............................        (2)        --        --          (2)
   Options...............................        --          7        --           7
   Floors................................        --        327        --         327
   Swaptions.............................        --      1,029        --       1,029
                                          ---------  --------- ---------  ----------
     Subtotal............................        (2)     1,672        (2)      1,668
                                          ---------  --------- ---------  ----------
Cash equivalents.........................     2,475         --        --       2,475
Segregated securities....................        --      1,280        --       1,280
GMIB reinsurance contracts...............        --         --    10,547      10,547
Separate Accounts' assets................    83,672      2,532       215      86,419
                                          ---------  --------- ---------  ----------
   Total Assets.......................... $  86,878  $  36,182 $  12,446  $  135,506
                                          =========  ========= =========  ==========

LIABILITIES
GWBL and other features' liability.......        --         --       227         227
                                          ---------  --------- ---------  ----------
   Total Liabilities..................... $      --  $      -- $     227  $      227
                                          =========  ========= =========  ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2010

                                           Level 1   Level 2  Level 3    Total
                                          --------- --------- -------- ----------
                                                       (In Millions)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7 $  21,405 $    320 $   21,732
   U.S. Treasury, government and agency..        --     1,916       --      1,916
   States and political subdivisions.....        --       462       49        511
   Foreign governments...................        --       539       21        560
   Commercial mortgage-backed............        --        --    1,103      1,103
   Residential mortgage-backed/ (1)/.....        --     1,668       --      1,668
   Asset-backed/ (2)/....................        --        98      148        246
   Redeemable preferred stock............       207     1,112        2      1,321
                                          --------- --------- -------- ----------
     Subtotal............................       214    27,200    1,643     29,057
                                          --------- --------- -------- ----------
 Other equity investments................        77        24       73        174
 Trading securities......................       425        81       --        506
 Other invested assets:
   Short-term investments................        --       148       --        148
   Swaps.................................        --        40       --         40
   Options...............................        --         4       --          4
   Floors................................        --       326       --        326
   Swaptions.............................        --       171       --        171
                                          --------- --------- -------- ----------
     Subtotal............................        --       689       --        689
                                          --------- --------- -------- ----------
Cash equivalents.........................     1,693        --       --      1,693
Segregated securities....................        --     1,110       --      1,110
GMIB reinsurance contracts...............        --        --    4,606      4,606
Separate Accounts' assets................    89,647     2,160      207     92,014
                                          --------- --------- -------- ----------
   Total Assets.......................... $  92,056 $  31,264 $  6,529 $  129,849
                                          ========= ========= ======== ==========

LIABILITIES
GWBL and other features' liability....... $      -- $      -- $     38 $       38
                                          --------- --------- -------- ----------
   Total Liabilities..................... $      -- $      -- $     38 $       38
                                          ========= ========= ======== ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2011, AFS fixed maturities with fair values of $51 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In 2011, the trading restriction period for one of the Company's public securities lapsed, and as a result, $24 million was transferred from a Level 2 classification to a Level 1 classification.

   In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2011 and 2010, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                              STATE AND
                                                              POLITICAL           COMMERCIAL   RESIDENTIAL
                                                                SUB-     FOREIGN  MORTGAGE-     MORTGAGE-    ASSET-
                                                  CORPORATE   DIVISIONS   GOVTS     BACKED       BACKED      BACKED
                                                 ----------  ----------  -------  ----------  ------------  --------
                                                                            (IN MILLIONS)

BALANCE, JANUARY 1, 2011........................ $      320  $       49  $    21  $    1,103  $         --  $    148
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          1          --       --           2            --        --
     Investment gains (losses), net.............         --          --       --         (30)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $        1  $       --  $    --  $      (28) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Other comprehensive income
         (loss).................................         (2)          5       (1)        (34)           (1)        2
Purchases.......................................        117          --        1          --            --        21
Issuances.......................................         --          --       --          --            --        --
Sales...........................................        (52)         (2)      --        (139)           (5)      (33)
Settlements.....................................         --          --       --          --            --        --
Transfers into Level 3/ (2)/....................        100           1        1          --            20        33
Transfers out of Level 3/ (2)/..................        (52)         --       --          --            --        --
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2011/ (1)/................ $      432  $       53  $    22  $      902  $         14  $    172
                                                 ==========  ==========  =======  ==========  ============  ========

BALANCE, JANUARY 1, 2010........................ $      466  $       47  $    21  $    1,490  $         --  $    217
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          4          --       --           2            --        --
     Investment gains (losses), net.............          6          --       --        (271)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $       10  $       --  $    --  $     (269) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
   Other comprehensive income (loss)............          3           3       --         119            --        14
 Purchases/issuances............................         22          --       --          --            --        --
 Sales/settlements..............................        (88)         (1)      --        (237)           --       (40)
 Transfers into/out of Level 3/ (2)/............        (93)         --       --          --            --       (44)
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2010/ (1)/................ $      320  $       49  $    21  $    1,103  $         --  $    148
                                                 ==========  ==========  =======  ==========  ============  ========

 /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2011 and 2010.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                    REDEEM-                                                          GWBL
                                                     ABLE           OTHER         OTHER       GMIB      SEPARATE   AND OTHER
                                                   PREFERRED        EQUITY       INVESTED  REINSURANCE  ACCOUNTS   FEATURES
                                                     STOCK    INVESTMENTS/ (1)/   ASSETS      ASSET      ASSETS    LIABILITY
                                                  ----------  -----------------  --------  ----------- ---------  ----------
                                                                                 (IN MILLIONS)

BALANCE, JANUARY 1, 2011                          $        2  $              73  $     --  $     4,606 $     207  $       38
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        (2)          --        --          --
     Investment gains (losses), net..............         --                  1        --           --        --          --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        5,737        17          --
     Policyholders' benefits.....................         --                 --        --           --        --         170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $       --  $               1  $     (2) $     5,737 $      17  $      170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         (1)                 6        --           --        --          --
Purchases........................................         --                  2        --          204         4          19
Issuances........................................         --                 --        --           --        --          --
Sales............................................         (2)                (5)       --           --       (11)         --
Settlements......................................         --                 --        --           --        (2)         --
Transfers into Level 3/ (2)/.....................         15                 --        --           --        --          --
Transfers out of Level 3/ (2)/...................         --                 --        --           --        --          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------

BALANCE, DECEMBER 31, 2011....................... $       14  $              77  $     (2) $    10,547 $     215  $      227
                                                  ==========  =================  ========  =========== =========  ==========

BALANCE, JANUARY 1, 2010......................... $       12  $               2  $    300  $     2,256 $     230  $       55
 Total gains (losses), realized and
   unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        --           --        --          --
     Investment gains (losses), net..............          4                 --        --           --       (22)         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        2,150        --          --
     Policyholders' benefits.....................         --                 --        --           --        --         (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $        4  $              --  $     --  $     2,150 $     (22) $      (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         --                 --        --           --        --          --
 Purchases/issuances.............................         --                 60        --          200         2          17
 Sales/settlements...............................        (14)                (1)       --           --        (8)         --
 Transfers into/out of Level 3/ (2)/.............         --                 12      (300)          --         5          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------
BALANCE, DECEMBER 31, 2010....................... $        2  $              73  $     --  $     4,606 $     207  $       38
                                                  ==========  =================  ========  =========== =========  ==========

 /(1)/Includes Trading securities' Level 3 amount.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010, respectively:

                                                               EARNINGS (LOSS)
                                                   ---------------------------------------
                                                                             INCREASE
                                                      NET     INVESTMENT (DECREASE) IN THE
                                                   INVESTMENT   GAINS      FAIR VALUE OF           POLICY-
                                                     INCOME   (LOSSES),     REINSURANCE            HOLDERS'
                                                     (LOSS)      NET         CONTRACTS       OCI   BENEFITS
                                                   ---------- ---------- ----------------- ------  --------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2011
STILL HELD AT DECEMBER 31, 2011:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $    1  $    --
     State and political subdivisions.............         --        --               --        5       --
     Foreign governments..........................         --        --               --       (1)      --
     Commercial mortgage-backed...................         --        --               --      (40)      --
     Asset-backed.................................         --        --               --        2       --
     Other fixed maturities, available-for-sale...         --        --               --       (2)      --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  (35) $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            5,941       --       --
   Separate Accounts' assets......................         --        18               --       --       --
   GWBL and other features' liability.............         --        --               --       --     (189)
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $      18   $        5,941   $  (35) $  (189)
                                                   ========== =========   ==============   ======  =======
Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $   10  $    --
     State and political subdivisions.............         --        --               --        2       --
     Foreign governments..........................         --        --               --        1       --
     Commercial mortgage-backed...................         --        --               --       92       --
     Asset-backed.................................         --        --               --       13       --
     Other fixed maturities, available-for-sale...         --        --               --       --       --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  118  $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            2,350       --       --
   Separate Accounts' assets......................         --       (21)              --       --       --
   GWBL and other features' liability.............         --        --               --       --       17
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $     (21)  $        2,350   $  118  $    17
                                                   ========== =========   ==============   ======  =======

 /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2011 and 2010.

   The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 12 and 14 are presented in the table below.

                                                 DECEMBER 31,
                                      -----------------------------------
                                            2011              2010
                                      ----------------- -----------------
                                      CARRYING  FAIR    Carrying  Fair
                                       VALUE    VALUE    Value    Value
                                      -------- -------- -------- --------
                                                 (IN MILLIONS)
Consolidated:
 Mortgage loans on real estate....... $  4,281 $  4,432 $  3,571 $  3,669
 Other limited partnership interests.    1,582    1,582    1,451    1,451
 Policyholders liabilities:
   Investment contracts..............    2,549    2,713    2,609    2,679
 Long-term debt......................      200      220      200      228
 Loans to affiliates.................    1,041    1,097    1,045    1,101
Closed Blocks:
 Mortgage loans on real estate....... $  1,205 $  1,254 $    981 $  1,015
 Other equity investments............        1        1        1        1
 SCNILC liability....................        6        6        7        7

8) GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts--GMDB, GMIB and GWBL

   The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

    . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

    . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

    . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2009... $    981  $  1,980  $  2,961
 Paid guarantee benefits.....     (249)      (58)     (307)
 Other changes in reserve....      355      (364)       (9)
                              --------  --------  --------
Balance at December 31, 2009.    1,087     1,558     2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011. $  1,593  $  4,130  $  5,723
                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2009...  $      327
 Paid guarantee benefits.....         (86)
 Other changes in reserve....         164
                               ----------
Balance at December 31, 2009.         405
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         209
                               ----------
Balance at December 31, 2010.         533
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         264
                               ----------
Balance at December 31, 2011.  $      716
                               ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2011 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                  RETURN OF
                                                   PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                  ---------  --------  --------  ---------  ---------
                                                                 (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account............................... $  12,194  $    218  $    119  $     459  $  12,990
   Separate Accounts............................. $  27,460  $  6,878  $  3,699  $  32,157  $  70,194
 Net amount at risk, gross....................... $   1,642  $  1,400  $  2,944  $  14,305  $  20,291
 Net amount at risk, net of amounts reinsured.... $   1,642  $    879  $  2,003  $   5,964  $  10,488
 Average attained age of contractholders.........      49.2      63.3      68.7       63.9       53.3
 Percentage of contractholders over age 70.......       2.8%     27.6%     47.2%      28.5%      10.4%
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
 Account values invested in:
   General Account...............................       N/A       N/A  $     26  $     583  $     609
   Separate Accounts.............................       N/A       N/A  $  2,479  $  43,408  $  45,887
 Net amount at risk, gross.......................       N/A       N/A  $  2,039  $   9,186  $  11,225
 Net amount at risk, net of amounts reinsured....       N/A       N/A  $    603  $   2,520  $   3,123
 Weighted average years remaining until
   annuitization.................................       N/A       N/A       0.4        5.3        4.9
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   The GWBL and other guaranteed benefits related liability, not included above, was $227 million and $38 million at December 31, 2011 and 2010, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2011      2010
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  46,207 $  48,904
Fixed income.     3,810     3,980
Balanced.....    19,525    22,230
Other........       652       713
              --------- ---------
Total........ $  70,194 $  75,827
              ========= =========
GMIB:
Equity....... $  29,819 $  31,837
Fixed income.     2,344     2,456
Balanced.....    13,379    15,629
Other........       345       370
              --------- ---------
Total........ $  45,887 $  50,292
              ========= =========

   C) Hedging Programs for GMDB, GMIB and GWBL Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2011, the total account value and net amount at risk of the hedged variable annuity contracts were $36,090 million and $8,246 million, respectively, with the GMDB feature and $19,527 million and $2,545 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies--No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  -------
                                          (IN MILLIONS)
Balance at January 1, 2009...   $        203   $      (153) $    50
 Other changes in reserves...             52           (21)      31
                                ------------   -----------  -------
Balance at December 31, 2009.            255          (174)      81
 Other changes in reserves...            120           (57)      63
                                ------------   -----------  -------
Balance at December 31, 2010.            375          (231)     144
 Other changes in reserves...             95           (31)      64
                                ------------   -----------  -------
Balance at December 31, 2011.   $        470   $      (262) $   208
                                ============   ===========  =======

9) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Insurance Group reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2011, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.1% and 43.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.9% and 49.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $10,547 million and $4,606 million, respectively. The increases (decreases) in estimated fair value were $5,941 million, $2,350 million and $(2,566) million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,383 million and $2,332 million, of which $1,959 million and $1,913 million related to two specific reinsurers, which are rated A/A- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2011 and 2010, affiliated reinsurance recoverables related to insurance contracts amounted to $1,159 million and $920 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $74 million are included in other liabilities in the consolidated balance sheets at December 31, 2011 and 2010, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $177 million and $195 million at December 31, 2011 and 2010, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2011 and 2010 were $703 million and $685 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                      2011     2010     2009
                                                                    -------  -------  -------
                                                                          (IN MILLIONS)
Direct premiums.................................................... $   908  $   903  $   838
Reinsurance assumed................................................     210      213      202
Reinsurance ceded..................................................    (585)    (586)    (609)
                                                                    -------  -------  -------
Premiums........................................................... $   533  $   530  $   431
                                                                    =======  =======  =======
Universal Life and Investment-type Product Policy Fee Income Ceded. $   221  $   210  $   197
                                                                    =======  =======  =======
Policyholders' Benefits Ceded...................................... $   510  $   536  $   485
                                                                    =======  =======  =======
Interest Credited to Policyholders' Account Balances Ceded......... $    --  $    --  $    --
                                                                    =======  =======  =======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92 million and $90 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, respectively, $1,684 million and $1,622 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2011  2010  2009
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  24 $  30 $  38
Incurred benefits related to prior years..    18    10     6
                                           ----- ----- -----
Total Incurred Benefits................... $  42 $  40 $  44
                                           ===== ===== =====
Benefits paid related to current year..... $  15 $  12 $  13
Benefits paid related to prior years......    24    30    34
                                           ----- ----- -----
Total Benefits Paid....................... $  39 $  42 $  47
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2011   2010
                                                                           ------ ------
                                                                           (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.2% and 0.3%). $  445 $  225
                                                                           ------ ------
Total short-term debt.....................................................    445    225
                                                                           ------ ------

Long-term debt:
AXA Equitable:
Surplus Notes, 7.7%, due 2015                                                 200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  645 $  425
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($11 million, as of December 31, 2011). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2011, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The 2010 AB Credit Facility replaced AllianceBernstein's existing $1,950 million of committed credit lines (comprised of two separate lines -a $1,000 million committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

   The 2010 AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

   The 2010 AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The 2010 AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the 2010 AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The 2010 AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the 2010 AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the 2010 AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the 2010 AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the 2010 AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2011 and 2010, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2011, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued $650 million in 5.4% Senior Unsecured Notes to AXA Equitable. These notes pay interest semi-annually and were scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $14 million, $59 million and $56 million, respectively, for 2011, 2010 and 2009.

   In 2011, 2010 and 2009, respectively, the Company paid AXA Distribution and its subsidiaries $641 million, $647 million and $634 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $413 million, $428 million and $402 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA Bermuda a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Bermuda also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Bermuda provide important capital management benefits to AXA Equitable. At December 31, 2011 and 2010, the Company's GMIB reinsurance asset with AXA Bermuda had carrying values of $8,129 million and $3,384 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2011, 2010 and 2009 related to the UL and no lapse guarantee riders totaled approximately $484 million, $477 million and $494 million, respectively. Ceded claims paid in 2011, 2010 and 2009 were $31 million, $39 million and $37 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2011, 2010 and 2009 under this arrangement totaled approximately $1 million, $0 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $0 million, $0 million and $1 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2011, 2010 and 2009 totaled approximately $9 million, $9 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2011, 2010 and 2009 from AXA Equitable Life and Annuity Company totaled approximately $8 million, $7 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $4 million, $4 million and $5 million, respectively. Premiums earned in 2011, 2010 and 2009 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $8 million, $10 million and $4 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152 million, $160 million and $152 million in 2011, 2010 and 2009, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $22 million, $51 million and $50 million in 2011, 2010 and 2009, respectively. The net receivable related to these contracts was approximately $15 million and $9 million at December 31, 2011 and 2010, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                             2011   2010   2009
                                            ------ ------ ------
                                               (IN MILLIONS)
Investment advisory and services fees...... $  865 $  809 $  644
Distribution revenues......................    352    339    277
Other revenues--shareholder servicing fees.     92     93     90
Other revenues--other......................      6      5      7
Institutional research services............     --     --      1

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2011, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $665 million and $7 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2011, no minimum contribution is required to be made in 2012 under ERISA, as amended by the Pension Protection Act of 2006 (the "Pension Act"), but management is currently evaluating if it will make contributions during 2012. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2012.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2011    2010    2009
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   41  $   37  $   38
Interest cost.................    122     129     136
Expected return on assets.....   (120)   (115)   (126)
Net amortization..............    145     125      95
Plan amendments and additions.     --      13       2
                               ------  ------  ------
Net Periodic Pension Expense.. $  188  $  189  $  145
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2011      2010
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,424  $  2,241
Service cost....................................       30        30
Interest cost...................................      122       129
Actuarial (gains) losses........................      229       171
Benefits paid...................................     (179)     (170)
Plan amendments and additions...................       --        23
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,626  $  2,424
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2011      2010
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  1,529  $  1,406
Actual return on plan assets.........................       77       106
Contributions........................................      672       202
Benefits paid and fees...............................     (185)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,093     1,529
PBO..................................................    2,626     2,424
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (533) $   (895)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $533 million and $895 million at December 31, 2011 and 2010, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,626 million and $2,093 million, respectively, at December 31, 2011 and $2,424 million and $1,529 million, respectively, at December 31, 2010. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,593 million and $2,093 million, respectively, at December 31, 2011 and $2,391 million and $1,529 million, respectively, at December 31, 2010. The accumulated benefit obligation for all defined benefit pension plans was $2,593 million and $2,391 million at December 31, 2011 and 2010, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2011 and 2010 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2011     2010
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,679 $  1,554
Unrecognized prior service cost (credit).        7        8
                                          -------- --------
 Total................................... $  1,686 $  1,562
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $161 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2011 and 2010:

                                   DECEMBER 31,
                                 ----------------
                                   2011     2010
                                 -------  -------
                                   (IN MILLIONS)
Fixed Maturities................    52.4%    48.5%
Equity Securities...............    36.3     37.0
Equity real estate..............     9.3     11.8
Cash and short-term investments.     2.0      2.7
                                 -------  -------
 Total..........................   100.0%   100.0%
                                 =======  =======

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2011, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2011, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2011 and 2010, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2011:                     ------- -------- ------- --------
                                                 (IN MILLIONS)
ASSET CATEGORIES
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private real estate investment trusts.     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2010:                     ------- -------- ------- --------
                                                 (In Millions)
Asset Categories
Fixed Maturities:
 Corporate............................ $   --  $    564 $   --  $    564
 U.S. Treasury, government and agency.     --       148     --       148
 States and political subdivisions....     --         9     --         9
 Other structured debt................     --        --      6         6
Common and preferred equity...........    410         2     --       412
Mutual funds..........................    115        --     --       115
Derivatives, net......................      1         6     --         7
Private real estate investment funds..     --        --     13        13
Private investment trusts.............     --        51    163       214
Cash and cash equivalents.............      6         2     --         8
Short-term investments................      2        31     --        33
                                       ------  -------- ------  --------
 Total................................ $  534  $    813 $  182  $  1,529
                                       ======  ======== ======  ========

   At December 31, 2011, assets classified as Level 1, Level 2, and Level 3 comprise approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. At December 31, 2010, assets classified as Level 1, Level 2 and Level 3 comprised approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $183 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2011 and 2010, respectively.

                                                                        PRIVATE
                                                                      REAL ESTATE  PRIVATE
                                                          FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES /(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     ---------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2011..........................   $        6      $      13  $      163 $    --  $  182
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2011.           --              3          20      --      23
 Purchases/issues...................................           --             --          --       1       1
 Sales/settlements..................................           --            (12)         --      (1)    (13)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2011........................   $        6      $       4  $      183 $    --  $  193
                                                       ==========      =========  ========== =======  ======
Balance at January 1, 2010..........................   $        7      $      12  $      147 $     2  $  168
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2010.           (1)             1          16      --      16
 Purchases, sales, issues and settlements, net......           --             --          --      (2)     (2)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2010........................   $        6      $      13  $      163 $    --  $  182
                                                       ==========      =========  ========== =======  ======

 /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligations at December 31, 2011 and 2010 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2011 and 2010.

                                                                           2011  2010
                                                                           ----  ----
Discount rates:
 Benefit obligation....................................................... 4.25% 5.25%
 Periodic cost............................................................ 5.25% 6.00%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $13 million, $14 million and $16 million for 2011, 2010 and 2009, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2012, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2011 and include benefits attributable to estimated future employee service.

                    PENSION
                   BENEFITS
                 -------------
                 (IN MILLIONS)

2012............    $  201
2013............       203
2014............       200
2015............       199
2016............       197
Years 2017-2021.       939

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2011 due to the significant uncertainty and complexity of many aspects of the new law.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $416 million, $199 million and $78 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units was approximately $2 million.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2011 and 2010, the Company recognized compensation expense (credit) of approximately $(2) million and $9 million in respect of the March 20, 2009 grant of performance units.

   For 2011, 2010 and 2009, the Company recognized compensation costs of $2 million, $16 million and $5 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2011 and 2010 was $24 million and $38 million, respectively. Approximately 3,473,323 outstanding performance units are at risk to achievement of 2011 performance criteria, primarily representing the grant of March 18, 2011 for which cumulative average 2011-2012 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2010.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on

   December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. As a result, the Company's economic ownership of AllianceBernstein decreased to 35.9%. In 2009, as a result of the issuance of these restricted Holding units, the Company's Capital in excess of par value decreased by $65 million, net of applicable taxes with corresponding increases in Noncontrolling interests of $65 million.

   AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and for other corporate purposes and purchases Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2011 and 2010, AllianceBernstein purchased 13.5 million and 8.8 million Holding units for $221 million and $226 million respectively. These amounts reflect open-market purchases of 11.1 million and 7.4 million Holding units for $192 million and $195 million, respectively, with the remainder primarily relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election. AllianceBernstein intends to continue to engage in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program.

   AllianceBernstein granted 1.7 million restricted Holding units (not including 8.7 million restricted Holding units granted in January 2012 for
   2011) and 13.1 million restricted Holding unit awards to employees during 2011 and 2010, respectively. To fund these awards, AB Holding allocated previously repurchased Holding units that had been held in the consolidated rabbi trust. In 2010, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust.

   The 2011 incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, the 8.7 million restricted Holding units for the December 2011 awards were issued from the consolidated rabbi trust in January 2012. There were approximately 13.6 million and 6.2 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2011 and January 31, 2012, respectively. The 2011 awards were not issued until January 2012, therefore the Company's ownership percentage was not impacted at December 31, 2011. The balance as of January 31, 2012 also reflects repurchases and other activity during January 2012. In 2011, the purchases and issuances of Holding units resulted in an increase of $54 million and a decrease of $19 million in Capital in excess of par value during 2011 and 2010, respectively, with a corresponding $54 million decrease and a $19 million increase in Noncontrolling interest.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30.0 million. The 2010 Plan also permits AllianceBernstein to award an additional 30.0 million Holding units if they acquire the Holding units on the open market or through private purchases. As of December 31, 2011, AllianceBernstein granted 13.2 million Holding units net of forfeitures, under the 2010 Plan. As of December 31, 2011, 27.0 million newly issued Holding units and 19.8 million repurchased Holding units were available for grant.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, future deferred incentive compensation awards, including awards granted in 2011, will contain the same continued vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense will reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition will more closely match the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million), $164 million and $208 million for 2011, 2010 and 2009, respectively. The cost of the 2011 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   Option Plans. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $2 million.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2011 follows:

                                                                           Options Outstanding
                                          -------------------------------------------------------------------------------
                                                                                                        AllianceBernstein
                                                 AXA Ordinary Shares            AXA ADRs/ (3)/            Holding Units
                                          ---------------------------       ---------------------- ----------------------
                                                             Weighted                     Weighted                  Weighted
                                             Number          Average           Number     Average     Number        Average
                                           Outstanding       Exercise        Outstanding  Exercise  Outstanding     Exercise
                                          (In Millions)       Price         (In Millions)  Price   (In Millions)     Price
                                          ------------- -------------       ------------- -------- ------------- --------
Options outstanding at January 1, 2011...        16.3   (Euro)  22.34              10.0   $  19.96        10.2   $  41.24
Options granted..........................         2.4   (Euro)  14.52                --   $     --         0.1   $  21.75
Options exercised........................          --   (Euro)     --              (0.6)  $  15.63        (0.1)  $  17.05
Options forfeited, net...................        (0.6)  (Euro)  21.59              (1.8)  $  27.24        (0.8)  $  55.66
Options expired..........................          --              --                --         --        (0.4)  $  50.59
                                            ---------                         ---------              ---------
Options Outstanding at December 31, 2011.        18.1   (Euro)  19.40               7.6   $  18.47         9.0   $  39.63
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)     --/ (2)/               $   1.70               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.74                              1.83                    6.4
                                            =========                         =========              =========
Options Exercisable at December 31, 2011.        10.9   (Euro)  25.35               7.6   $  18.48         3.3      36.65
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)   --/ (2)/                 $    1.7               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.59                              1.82                    5.6
                                            =========                         =========              =========

 /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2011 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
 /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2011 was $9 million. The intrinsic value related to employee and financial professional exercises of stock options during 2011, 2010 and 2009 were $3 million, $3 million and $8 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $1 million and $3 million, respectively, for the periods then ended. In 2011, 2010 and 2009, windfall tax benefits of approximately $1 million, $1 million and $2 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2011, AXA Financial held 666,731 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.25 per share, of which approximately 549,298 were designated to fund future exercises of outstanding stock options and approximately 117,433 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2011, 2010 and 2009, respectively.

                                                         AXA Ordinary Shares       AllianceBernstein Holding Units
                                                      -------------------------  -----------------------------------
                                                        2011     2010     2009     2011       2010          2009
                                                      -------  -------  -------  -------  ------------  ------------
Dividend yield.......................................    7.00%    6.98%   10.69%    5.40%  7.2 - 8.2%    5.2 - 6.1%
Expected volatility..................................   33.90%    36.5%    57.5%   47.30% 46.2 - 46.6%  40.0 - 44.6%
Risk-free interest rates.............................    3.13%    2.66%    2.74%    1.90%  2.2 - 2.3%    1.6 - 2.1%
Expected life in years...............................     6.4      6.4      5.5      6.0       6.0        6.0 - 6.5
Weighted average fair value per option at grant date. $  2.49  $  3.54  $  2.57  $  5.98  $       6.18  $       3.52

   For 2011, 2010 and 2009, the Company recognized compensation costs for employee stock options of $26 million, $16 million, and $20 million, respectively. As of December 31, 2011, approximately $3 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $378 million, $149 million and $45 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2011, approximately 16 million restricted shares and Holding units remain unvested. At December 31, 2011, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 2.7 years.

   The following table summarizes unvested restricted stock activity for 2011.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2011...   391,761   $  29.97
Granted..........................    16,665   $  14.01
Vested...........................   117,906   $  31.64
Forfeited........................    46,948         --
                                   --------
Unvested as of December 31, 2011.   243,572   $  30.22
                                   ========

   Restricted stock vested in 2011, 2010 and 2009 had aggregate vesting date fair values of approximately $2 million, $2 million and $2 million, respectively.

   Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010 and 2009, respectively, approximately 103,569 and 11,368 of these awards were exercised at an aggregate cash-settlement value of $357,961 and $77,723. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559) and $(474,610) for 2010 and 2009, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

   SARs. For 2011, 2010 and 2009, respectively, 113,210, 24,101 and 129,722
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2011, 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.71- 14.96 Euros, 15.43 Euros and 10.00 Euros, respectively, as of the date of exercise. At December 31, 2011, 495,610 SARs were outstanding, having weighted average remaining contractual term of 6.4 years. The accrued value of SARs at December 31, 2011 and 2010 was $136,667 and $236,114, respectively, and recorded as liabilities in the consolidated balance sheets. For 2011, 2010 and 2009, the Company recorded compensation expense (credit) for SARs of $(87,759), $(865,661) and $731,835, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2011, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2011. Eligible employees and financial professionals could reserve a share purchase during the reservation period from September 1, 2011 through September 16, 2011 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from November 3, 2011 through November 7, 2011. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2011 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $11.83 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 13.60% formula discounted price of $12.77 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2011 which is July 1, 2016. All subscriptions became binding and irrevocable at November 7, 2011.

   The Company recognized compensation expense of $9 million in 2011, $17 million in 2010 and $7 million in 2009 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2011, 2010 and 2009 primarily invested under Investment Option B for the purchase of approximately 9 million, 8 million and 6 million AXA ordinary shares, respectively.

   AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Board granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, 2010 and 2009, respectively, the Company recognized compensation expense of approximately $1 million, $2 million and $2 million in respect of this grant of AXA Miles. On March 16, 2012, 50 free AXA ordinary shares will be granted to all AXA Group employees worldwide. These 50 shares will vest upon completion of a two or four year vesting period depending on applicable local regulations, and subject to fulfillment of certain conditions. Half of these 50 AXA Miles will be granted to each employee without being subject to any performance condition; the second half of the AXA Miles will be subject to fulfillment of a performance condition determined by AXA's Board of Directors.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense was not material for 2011 and 2010.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan -- AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

   The following table breaks out Net investment income (loss) by asset category:

                                     2011      2010      2009
                                   --------  --------  --------
                                           (IN MILLIONS)
Fixed maturities.................. $  1,555  $  1,616  $  1,582
Mortgage loans on real estate.....      241       231       231
Equity real estate................       19        20         6
Other equity investments..........      116       111       (68)
Policy loans......................      229       234       238
Short-term investments............        5        11        21
Derivative investments............    2,374      (284)   (3,079)
Broker-dealer related receivables.       13        12        15
Trading securities................      (29)       49       137
Other investment income...........       37        36        14
                                   --------  --------  --------
 Gross investment income (loss)...    4,560     2,036      (903)
Investment expenses...............      (55)      (56)      (73)
Interest expense..................       (3)       (4)       (4)
                                   --------  --------  --------
Net Investment Income (Loss)...... $  4,502  $  1,976  $   (980)
                                   ========  ========  ========

   For 2011, 2010 and 2009, respectively, Net investment income (loss) from derivatives included $1,303 million, $(968) million and $(1,769) million of realized gains (losses) on contracts closed during those periods and $1,071 million, $684 million and $(1,310) million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment gains (losses), net including changes in the valuation allowances are as follows:

                                 2011    2010    2009
                                ------  ------  -----
                                    (IN MILLIONS)
Fixed maturities............... $  (29) $ (200) $  (2)
Mortgage loans on real estate..    (14)    (18)    --
Other equity investments.......     (4)     34     53
Other..........................     --      --      3
                                ------  ------  -----
Investment Gains (Losses), Net. $  (47) $ (184) $  54
                                ======  ======  =====

   There were no writedowns of mortgage loans on real estate and of equity real estate in 2011, 2010 and 2009.

   For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $340 million, $840 million and $2,901 million. Gross gains of $6 million, $28 million and $320 million and gross losses of $9 million, $16 million and $128 million were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $907 million, $903 million and $2,353 million, respectively.

   For 2011, 2010 and 2009, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $10 million, $31 million and $40 million.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                                             2011     2010      2009
                                                                                            ------  -------  ---------
                                                                                                   (IN MILLIONS)
Balance attributable to AXA Equitable, beginning of year................................... $  379  $   (68) $  (1,271)
Changes in unrealized investment gains (losses) on investments.............................    907      835      2,494
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend
   obligation and other....................................................................   (131)     (68)        58
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................    (79)    (110)      (578)
 Deferred income tax (expense) benefit.....................................................   (199)    (217)      (705)
                                                                                            ------  -------  ---------
Total......................................................................................    757      372         (2)
Less: Changes in unrealized investment (gains) losses attributable to
  noncontrolling interest..................................................................     21        7        (66)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========
Balance, end of year comprises:
Unrealized investment gains (losses) on:
 Fixed maturities.......................................................................... $1,782  $   875  $      33
 Other equity investments..................................................................      2        2          9
                                                                                            ------  -------  ---------
 Total.....................................................................................  1,784      877         42
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend obligation and
   other...................................................................................   (270)    (139)       (71)
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................   (211)    (132)       (22)
 Deferred income tax (expense) benefit.....................................................   (418)    (219)        (2)
                                                                                            ------  -------  ---------
Total......................................................................................    765      387        (53)
Less: (Income) loss attributable to noncontrolling interest................................     13       (8)       (15)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========

15)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2011     2010     2009
                               -------  -------  --------
                                     (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $    40  $   (34) $     81
 Deferred (expense) benefit...  (1,062)    (673)    1,191
                               -------  -------  --------
Total......................... $(1,022) $  (707) $  1,272
                               =======  =======  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2011      2010       2009
                                             ---------  --------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $  (1,167) $ (1,055) $   1,078
Noncontrolling interest.....................       (36)       66        105
Separate Accounts investment activity.......        83        53         72
Non-taxable investment income (loss)........         8        15         27
Adjustment of tax audit reserves............        (7)      (13)         7
State income taxes..........................         7        (5)       (12)
AllianceBernstein Federal and foreign taxes.       (13)       (3)        (6)
Tax settlement..............................        84        99         --
ACMC conversion.............................        --       135         --
Other.......................................        19         1          1
                                             ---------  --------  ---------
Income tax (expense) benefit................ $  (1,022) $   (707) $   1,272
                                             =========  ========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                         DECEMBER 31, 2011  December 31, 2010
                                         ------------------ ------------------
                                         ASSETS LIABILITIES Assets Liabilities
                                         ------ ----------- ------ -----------
                                                     (IN MILLIONS)
  Compensation and related benefits..... $  248  $     --   $  229  $     --
  Reserves and reinsurance..............     --     3,060       --       977
  DAC...................................     --     1,279       --     2,610
  Unrealized investment gains or losses.     --       418       --       259
  Investments...........................     --     1,101       --       800
  Alternative minimum tax credits.......    242        --      241        --
  Other.................................     79        --      108        --
                                         ------  --------   ------  --------
  Total................................. $  569  $  5,858   $  578  $  4,646
                                         ======  ========   ======  ========

   The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

   At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2011    2010    2009
                                             ------  ------  ------
                                                  (IN MILLIONS)
Balance at January 1,....................... $  434  $  577  $  477
Additions for tax positions of prior years..    337     168     155
Reductions for tax positions of prior years.   (235)   (266)    (50)
Additions for tax positions of current year.      1       1       1
Settlements with tax authorities............    (84)    (46)     (6)
                                             ------  ------  ------
Balance at December 31,..................... $  453  $  434  $  577
                                             ======  ======  ======

   In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                                     DECEMBER 31,
                                                                                             ---------------------------
                                                                                               2011     2010      2009
                                                                                             -------  -------  ---------
                                                                                                    (IN MILLIONS)
Unrealized gains (losses) on investments.................................................... $   765  $   387  $       9
Defined benefit pension plans...............................................................  (1,082)  (1,008)      (968)
Impact of implementing new accounting guidance, net of taxes................................      --       --        (62)
                                                                                             -------  -------  ---------
Total accumulated other comprehensive income (loss).........................................    (317)    (621)    (1,021)
                                                                                             -------  -------  ---------
Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interest.      13       (8)       (15)
                                                                                             -------  -------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable................. $  (304) $  (629) $  (1,036)
                                                                                             =======  =======  =========

   The components of OCI for the past three years follow:

                                                                                                2011    2010     2009
                                                                                               ------  ------  --------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  879  $  646  $  2,558
 (Gains) losses reclassified into net earnings (loss) during the year.........................     28     189        (2)
                                                                                               ------  ------  --------
Net unrealized gains (losses) on investments..................................................    907     835     2,556
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................   (529)   (395)   (1,225)
                                                                                               ------  ------  --------
Change in unrealized gains (losses), net of adjustments.......................................    378     440     1,331
Change in defined benefit pension plans.......................................................    (74)    (40)       (3)
                                                                                               ------  ------  --------
Total other comprehensive income (loss), net of income taxes..................................    304     400     1,328
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............     21       7       (66)
                                                                                               ------  ------  --------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $  325  $  407  $  1,262
                                                                                               ======  ======  ========

17)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                DECEMBER 31,
                            -------------------
                             2011   2010   2009
                            -----  -----  -----
                               (IN MILLIONS)
Balance, beginning of year. $  11  $  20  $  60
Additions..................    79     13     55
Cash payments..............   (43)   (17)   (88)
Other reductions...........    (3)    (5)    (7)
                            -----  -----  -----
Balance, End of Year....... $  44  $  11  $  20
                            =====  =====  =====

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

   Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million. As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.

18)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of substantially all fees paid.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable also has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed several reports with the NYSDFS related to its request. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

                              -------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, and its subsidiaries from time to time are involved in such proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

19)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $363 million during 2012. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2011, 2010 and 2009, respectively, the Insurance Group's statutory net income (loss) totaled $967 million, $(510) million and $1,783 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,845 million and $4,232 million at December 31, 2011 and 2010, respectively. In 2011 and 2010, respectively, AXA Equitable paid $379 million and $300 million in shareholder dividends; no dividends were paid in 2009.

   At December 31, 2011, AXA Equitable, in accordance with various government and state regulations, had $86 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2012 will approximate $71 million.

   At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                   DECEMBER 31,
                                                                          -----------------------------
                                                                            2011      2010       2009
                                                                          --------  --------  ---------
                                                                                  (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    824  $    685  $     (39)
Change in AVR............................................................     (211)     (291)       289
                                                                          --------  --------  ---------
Net change in statutory surplus, capital stock and AVR...................      613       394        250
Adjustments:
 Future policy benefits and policyholders' account balances..............     (270)      (61)    (5,995)
 DAC.....................................................................   (3,650)      747        860
 Deferred income taxes...................................................     (996)   (1,006)     1,167
 Valuation of investments................................................       16       145       (659)
 Valuation of investment subsidiary......................................      590       366       (579)
 Increase (decrease) in the fair value of the reinsurance contract asset.    5,941     2,350     (2,566)
 Pension adjustment......................................................      111        56         17
 Premiums and benefits ceded to AXA Bermuda..............................     (156)   (1,099)     5,541
 Shareholder dividends paid..............................................      379       300         --
 Changes in non-admitted assets..........................................     (154)      (64)        29
 Other, net..............................................................      (10)      (55)       (33)
 U.S. GAAP adjustments for Wind-up Annuities.............................       --        --       (195)
                                                                          --------  --------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $  2,414  $  2,073  $  (2,163)
                                                                          ========  ========  =========

                                                                       DECEMBER 31,
                                                             -------------------------------
                                                                2011       2010       2009
                                                             ---------  ---------  ---------
                                                                      (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,625  $   3,801  $   3,116
AVR.........................................................       220        431        722
                                                             ---------  ---------  ---------
Statutory surplus, capital stock and AVR....................     4,845      4,232      3,838
Adjustments:
 Future policy benefits and policyholders' account balances.    (2,456)    (2,015)    (1,464)
 DAC........................................................     4,653      8,383      7,745
 Deferred income taxes......................................    (5,744)    (4,775)    (3,705)
 Valuation of investments...................................     2,266      1,658        673
 Valuation of investment subsidiary.........................       231       (657)    (1,019)
 Fair value of reinsurance contracts........................    10,547      4,606      2,256
 Deferred cost of insurance ceded to AXA Bermuda............     2,693      2,904      3,178
 Non-admitted assets........................................       510        761      1,036
 Issuance of surplus notes..................................    (1,525)    (1,525)    (1,525)
 Other, net.................................................      (459)      (521)      (152)
                                                             ---------  ---------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,561  $  13,051  $  10,861
                                                             =========  =========  =========

20)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                2011       2010      2009
                             ---------  ---------  --------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance................... $  15,140  $   8,511  $    337
Investment Management/ (1)/.     2,750      2,959     2,941
Consolidation/elimination...       (18)       (29)      (36)
                             ---------  ---------  --------
Total Revenues.............. $  17,872  $  11,441  $  3,242
                             =========  =========  ========

 /(1)/Intersegment investment advisory and other fees of approximately $56 million, $62 million and $56 million for 2011, 2010 and 2009, respectively, are included in total revenues of the Investment Management segment.

                                                                             2011      2010      2009
                                                                           --------  -------- ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................. $  3,495  $  2,613 $  (3,665)
Investment Management/ (2)/...............................................     (164)      400       588
Consolidation/elimination.................................................        4         2        (2)
                                                                           --------  -------- ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes..... $  3,335  $  3,015 $  (3,079)
                                                                           ========  ======== =========

 /(2)/Net of interest expenses incurred on securities borrowed.

                                DECEMBER 31,
                           ----------------------
                              2011        2010
                           ----------  ----------
                                (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $  154,207  $  152,038
Investment Management.....     11,811      11,130
Consolidation/elimination.         (2)        (12)
                           ----------  ----------
Total Assets.............. $  166,016  $  163,156
                           ==========  ==========

   In accordance with SEC regulations, securities with a fair value of $1,240 million and $1,085 million have been segregated in a special reserve bank custody account at December 31, 2011 and 2010, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

21)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2011 and 2010 are summarized below:

                                                                   THREE MONTHS ENDED
                                                     ---------------------------------------------
                                                     MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                     --------  -------- ------------- ------------
                                                                     (IN MILLIONS)
2011
Total Revenues...................................... $  1,311  $  3,402 $      10,858 $      2,301
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============

2010
Total Revenues...................................... $  2,133  $  5,387 $       5,115 $     (1,194)
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============

                                    PART C

                               OTHER INFORMATION

Item 29. Financial Statements and Exhibits

         (a) Financial Statements included in Part B for both the Members Retirement Program contract and Retirement Investment Account contract, respectively:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 are included in each of the above contract's Statement of Additional Information, respectively.

         (b)    Exhibits.

                The following Exhibits correspond to those required by paragraph (b) of Item 29 as to exhibits in Form N-3:

                1.   (a)      Resolutions of the Board of Directors of The
                              Equitable Life Assurance Society of the United
                              States ("Equitable") authorizing the
                              establishment of Separate Account Nos. 3, 4 and
                              10 and additional similar separate accounts, incorporated by reference to Registration
                              No. 2-91983 on Form N-3 of Registrant, filed
                              April 14, 1986.

                     (b) Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of Equitable's Separate Account Nos. 4, 30, and 191, incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-46995, filed July 22, 1992.

                     (c) Resolutions of the Board of Directors of the Equitable authorizing the establishment of Equitable's Separate Account 200, dated September 5, 1995, incorporated by reference to
                              Exhibit 1(b) to Registration Statement
                              No. 333-50967, filed February 5, 1999.

                     (d) Action, dated April 6, 1999 regarding the Establishment of Separate Account 206, incorporated herein by reference to Exhibit 1(c) to Registration Statement No. 333-77117 on Form N-4, filed October 25, 1999.

                2.   Not Applicable.

                3.   Not Applicable.

                4.   (a)      Amended and Restated Participation Agreement
                              among EQ Advisors Trust, AXA Equitable Life
                              Insurance Company ("AXA Equitable"), AXA
                              Distributors and AXA Advisors dated July 15,2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ
                              Advisor's Trust Registration Statement on Form
                              N-1A (File No. 333-17217 and 811-07953), filed on
                              February 7,2003.

                     (a)(i) Amendment No. 1, dated May 2,2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10,2004.

                     (a)(ii) Amendment No. 2, dated July 9,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15,2004.

                     (a)(iii) Amendment No. 3, dated October 1,2004, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 35 To the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                     (a)(iv) Amendment No. 4, dated May 1,2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7,2005.

                     (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment among EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5.2006.

                     (a)(vi) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 51 To the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

                     (a)(vii) Amendment No. 7, dated May 1, 2007, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

                     (a)(viii)Amendment No. 8, dated January 1, 2008, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                     (a)(ix) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                     (a)(x) Amendment No. 10, dated January 1,2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                     (a)(xi) Amendment No. 11, dated May 1,2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

                     (a)(xii) Amendment No. 12, dated September 29,2009, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 70 To the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

                     (a)(xiii)Amendment No. 13, dated August 16, 2010, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 77 To the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                     (a)(xiv) Amendment No. 14, dated December 35,2010, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 77 To the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                     (a)(xv) Amendment No. 15, dated June 7,2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15,2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

                     (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10,2001.

                     (b)(i) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25,2004.

                     (b)(ii) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1,2006.

                     (b)(iii) Amendment No. 3, dated (double left angle quote)
                              of May 25,2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5,2008.

                5.   (a)      Sales Agreement, dated as of January 1, 1996, by
                              and among Equico Securities, Inc., Equitable, and
                              Separate Account A, Separate Account No. 301 and
                              Separate Account No. 51, incorporated by reference to Exhibit No. 4(d) to Registration
                              Statement (File No. 33-76028), filed on April 29,
                              1996.

                     (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 3(d) to Registration Statement (File No. 33-58950), filed on April 19, 2001.

                     (c) Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, incorporated by reference to Exhibit No. 3(e) to Registration File No. 33-58950, filed on April 19, 2001.

                     (d) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

                     (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                              (File No. 333-05593) on April 24, 2012.

                     (d)(ii) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                              (File No. 333-05593) on April 24, 2012.

                     (d)(iii) Third Amendment dated as of July 19, 2004 to
                              General Agent Sales Agreement dated as of
                              January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on
                              August 11, 2005.

                     (d)(iv) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of
                              January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on
                              August 11, 2005.

                     (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of
                              January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                     (d)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                              January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                     (d)(vii) Seventh Amendment dated as of February 15, 2008,
                              to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

                     (d)(viii)Eighth Amendment dated as of November 1, 2008, to
                              General Agent Sales Agreement dated as of
                              January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

                     (d)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                     The following Exhibits relate to the Retirement Investment
                     Account:

                6.   (a)(1) Group Annuity Contract AC 5000 - 83T (No. 15,740)
                            between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (a)(2) Riders 1, 2, 3, 4, 5, 6 and 7 to Group Annuity
                            Contract AC 5000 - 83T (No. 15,740) between
                            Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

                     (a)(3) Form of Rider 8 to Group Annuity Contract AC 5000 -
                            83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     (a)(4) Form of Rider 9 to Group Annuity Contract AC 5000 -
                            83T between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(a)4 to Registration Statement No. 33-76028 filed on
                            March 3, 1994.

                     (b)(1) Group Annuity Contract AC 5000 - 83E (No. 15,739)
                            between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (b)(2) Riders l, 2, 3, 4, 5, 6 and 7 to Group Annuity
                            Contract AC 5000 - 83E (No. 15,739) between
                            Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (b)(3) Form of Rider 8 to Group Annuity Contract AC 5000 -
                            83E (No. 15,739) between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     (b)(4) Form of Rider 9 to Group Annuity Contract AC 5000 -
                            83E between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(b)4 to Registration Statement No. 33-76028 filed on
                            March 3, 1994.

                     (c)(1) Retirement Investment Account Master Retirement
                            Trust effective as of January 1,

                            1979, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (c)(2) Amendment to the Retirement Investment Account
                            Master Retirement Trust effective July 1, 1984, incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 14, 1986.

                     (c)(3) Revised Retirement Investment Account Master
                            Retirement Trust effective as of March 1, 1990, incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 27, 1990.

                     (c)(4) Form of Restated Retirement Investment Account
                            Master Retirement Trust as submitted to the Internal Revenue Service, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     The following Exhibits relate to the Members Retirement
                     Program:

                     (d) Exhibit 6(e) (Copy of Group Annuity Contract AC 6059, effective August 30, 1984, among the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                     (e) Exhibit 6(f) (Form of Rider No. 1 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                     (f) Exhibit 6(g) (Form of Rider No. 2 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                     (g) Form of Rider No. 3 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (h) Form of Rider No. 4 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration
                            No. 33-46995 on Form N-3 of Registrant, filed
                            March 2, 1993.

                     (i) Form of Rider No. 5 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement
                            No. 33-91588 on Form N-3 of Registrant, filed
                            April 29, 1997.

                     (j) Form of Rider No. 6 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                     (k) Form of Rider No. 7 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                     (l) Form of Rider No. 8 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, filed herewith.

                     The following Exhibits relate to the American Dental Association Program:

                     (m) Exhibit 6(a)(2) (Group Annuity Contract AC 2100, as amended and restated effective February 1, 1991 on contract Form No. APC 1,000-91, among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

                     (n) Rider No.1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (o) Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (p) Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75614 on Form N-3 of Registrant, filed April 29, 1994.

                     (q) Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75614 on Form N-3 of Registrant, filed April 29, 1994.

                     (r) Form of Rider No. 5 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No.1 to Registration Statement No. 33-75616 on Form N-4 of Registrant, filed February 27, 1995.

                     (s) Form of Rider No. 6 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed September 29, 1995.

                     (t) Form of Rider No. 7 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No.1 to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed November 21, 1995.

                     (u) Form of Rider No. 8 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No.1 to Registration Statement No. 33-91648 on Form N-3 of Registrant, filed April 30, 1996.

                     (v) Form of Rider No. 9 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-91648 on Form N-3 of Registrant, filed April 24, 1997.

                     (w) Form of Rider No. 10 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     (x) Form of Rider No. 11 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     (y) Form of Rider No. 12 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     (z) Form of Rider No. 13 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     (a)(a) Form of Rider No. 14 to Group Annuity Contract AC
                            2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     (b)(b) Form of Rider 15 to Group Annuity Contract AC 2100
                            among the Trustees of the American Dental
                            Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, filed herewith.

                     The following exhibits relate to the Retirement Investment
                     Account:

                7.   (a)    Retirement Investment Account Enrollment Forms -
                            Including Participation and Enrollment Agreements, incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 14, 1986.

                     (b)(1) Supplementary Agreement to Master Retirement Trust
                            Participation Agreement, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (b)(2) Supplementary Agreement B to Master Retirement
                            Trust Participation Agreement (RIA Loans), incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 28, 1988.

                     (b)(3) Form of Supplementary Agreement A to Master
                            Retirement Trust Participation Agreement (RIA Partial Funding), as amended, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 30, 1991.

                     (b)(4) Form of Supplementary Agreement to Master
                            Retirement Trust Participation Agreement (The Bond Account), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     (c) Basic Installation Information Form, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                     (d) RIA Installation Agreement, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                     The following Exhibits relate to the Members Retirement
                     Program:

                     (e) Exhibit 7(k) (Form of Participation Agreement for the standardized profit-sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                     (f) Exhibit 7(l) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                     (g) Exhibit 7(m) (Form of Participation Agreement for the standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed
                            April 16, 1986.

                     (h) Exhibit 7(n) (Form of Participation Agreement for the non-standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed
                            April 16, 1986.

                     (i) Exhibit 7(r) (Copy of Attachment to Profit Sharing Participation Agreement under the Association Members Retirement Plan of the Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                     (j) Exhibit 7(0)(2) (Form of Participant Enrollment Form under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 2 in Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 21, 1987.

                     (k) Exhibit 7(t) (Form of Standardized Participation Agreement under the Association Members Defined Benefit Pension Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                     (l) Exhibit 7(ee) (Form of Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                            1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (m) Exhibit 7(ff) (Form of Non-Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (n) Exhibit 7(gg) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (o) Exhibit 7(hh) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                            1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (p) Exhibit 7 (ii) (Form of Simplified Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                            1989), incorporated by reference to

                              Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (q) Exhibit 7(jj) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (r) Exhibit 7(kk) (Form of Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (s) Exhibit 7(11) (Form of Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (t) Exhibit 7 (mm) (Form of Non-Standardized (and nonintegrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to PostEffective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (u) Exhibit 7(nn) (Form of Non-Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (v) Form of First Amendment to the Members Retirement Plan of The Equitable Life Assurance Society of the United States Participation Agreement, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (w) Membership Retirement Program Enrollment Form is incorporated by Reference to Exhibit 7.(w) to Post-Effective Amendment No.2 to Registration Statement No. 333-142459 on Form N-3 filed on April 24, 2008.

                8.   (a)      Restated Charter of AXA Equitable, as amended
                              August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File
                              No. 333-05593) on April 24, 2012.

                     (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

                9.   Not Applicable.

                10.  Not Applicable.

                11.  (a)    Exhibit 11(e)(2) (Form of Association Members
                            Retirement Plan, as filed with the Internal Revenue
                            Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to
                            Registration No. 33-21417 on Form N-3 of
                            Registrant, filed April 26, 1989.

                     (b) Exhibit 11(j)(2) (Form of Association Members Retirement Trust, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (c) Exhibit 11(k) (Copy of the Association Members Pooled Trust for Retirement Plans, as submitted to the Internal Revenue Service on March 3, 1987), incorporated by reference to Post-Effective Amendment No. 2 to Registration on Form S-1 of Registrant, filed April 21, 1987.

                     (d) Exhibit 11(o) (Form of Association Members Defined Benefit Pension Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 3321417 on Form N-3 of Registrant, filed April 26, 1989.

                     (e) Form of First Amendment to the Pooled Trust for Association Members Retirement Plans of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (f) Form of First Amendment to the Association Members Retirement Plan of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration
                            No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (g) Form of Basic Plan Document (No. 1) for Volume Submitter plan as filed with the Internal Revenue Service in November 2003, incorporated by reference to Exhibit No. 7(m) to the Registration Statement on Form N-3 covering Separate Account 4, filed on April 27, 2004.

                12 Opinion of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

                13.  (a)    Consent of PricewaterhouseCoopers LLP, filed
                            herewith.

                     (b)    Powers of Attorney, filed herewith.

Item 30. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

NAME AND PRINCIPAL                       POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                         AXA EQUITABLE
------------------                       --------------------------

DIRECTORS

Henri de Castries                                Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                                    Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                                   Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Danny L. Hale                                    Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton                              Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Peter S. Kraus                                   Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira                                Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Lorie A. Slutsky                                 Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                                    Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Richard C. Vaughan                  Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                       Director, Chairman of the Board and
                                    Chief Executive Officer

*Andrew J. McMahon                  Director and President

OTHER OFFICERS

*Andrea M. Nitzan                   Executive Vice President
                                    (acting Principal Accounting Officer)

*Bertrand Poupart-Lafarge           Executive Vice President,
                                    Chief Investment Officer,
                                    Treasurer and interim Chief Financial
                                    Officer

*Michael B. Healy                   Executive Vice President
                                    and Chief Information Officer

*Salvatore Piazzolla                Senior Executive Vice President

*Mary Fernald                       Senior Vice President and Chief
                                    Underwriting Officer

*David Kam                          Senior Vice President and Actuary

*Kevin E. Murray                    Executive Vice President

*Anne M. Katcher                    Senior Vice President and Senior Actuary

*Anthony F. Recine                  Senior Vice President, Chief Compliance
                                    Officer and Deputy General Counsel

*Karen Field Hazin                  Vice President, Secretary and Associate
                                    General Counsel

*Dave S. Hattem                     Senior Vice President and General Counsel

*Michel Perrin                      Senior Vice President and Actuary

*Naomi J. Weinstein                 Vice President

*Charles A. Marino                  Executive Vice President and Chief
                                    Actuary

*Nicholas B. Lane                   Senior Executive Vice President and
                                    President, Retirement Savings

*David W. O'Leary                   Executive Vice President

*Robert O. Wright, Jr.              Executive Vice President

*Amy J. Radin                       Senior Executive Vice President and
                                    Chief Marketing Officer

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Separate Account Nos. 3, 4, 10 and 66 of AXA Equitable Life Insurance Company (the "Separate Accounts") are separate accounts of AXA Equitable. AXA Equitable, a New York stock life insurance company is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

         AXA owns 100% of the Holding Company's outstanding common stock plus convertible preferred stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         (a) The AXA Group Organizational Charts June 1st 2011 are incorporated herein by reference to Exhibit 26 to Registration Statement (File
No. 333-178750) on Form N-4, filed December 23, 2011.

         (b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q4-2011 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-05593) on Form N-4 filed April 24, 2012.

Item 32. Number of Contractowners

         As of February 28, 2012 there were 466 participants of Retirement Investment Account Contracts offered by the registrant, all of which are qualified contracts. As of the same date, there were 4,581 participants in the Members Retirement Program all of which are qualified contracts.

Item 33. Indemnification

         (a)    Indemnification of Directors and Officers

                The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

                7.4  Indemnification of Directors, Officers and Employees.
                     (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                     (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                     (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                     (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                            (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $100 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriter

                For the Retirement Investment Account:

                        To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

                For the Members Retirement Program:

                        Not applicable. Presently, there is no Principal Underwriter of the contracts. AXA Equitable provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan distributions and number of plans sold.

         (c)    Undertaking

                        Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

         AXA Equitable Life Insurance Company ("AXA Equitable") acts as the investment manager for Separate Account Nos. 3, 4 and 10. With respect to Alliance Capital Management L.P. ("Alliance"), a publicly-traded limited partnership, is indirectly majority-owned by AXA Equitable and provides personnel and facilities for portfolio selection and transaction services. Alliance recommends the securities investments to be purchased and sold for Separate Account Nos. 3, 4 and 10, and arranges for the execution of portfolio transactions. Alliance coordinates related accounting and bookkeeping functions with AXA Equitable. Both AXA Equitable and Alliance are registered investment advisers under the Investment Advisers Act of 1940.

         Information regarding the directors and principal officers of AXA Equitable is provided in Item 30 of this Part C and is incorporated herein by reference.

         Set forth below is certain information regarding the directors and principal officers of AllianceBernstein Corporation ("AllianceBernstein"). The business address of the AllianceBernstein persons whose names are preceded by an asterisk is 1345 Avenue of the Americas, New York, New York 10105.

                 (1)                      (2)                          (3)

                           POSITIONS AND             PRINCIPAL OCCUPATION
NAME AND PRINCIPAL         OFFICES WITH              (AND OTHER POSITIONS)
BUSINESS ADDRESS           ALLIANCEBERNSTEIN         WITHIN PAST 2 YEARS
------------------         ------------------------  --------------------------
DIRECTORS
* Peter S. Kraus           Chairman of the Board of  Chairman of the Board of
                           Directors and Chief       the General Partner,
                           Executive Officer         Chief Executive Officer,
                                                     AllianceBernstein, and
                                                     Holding (December 2008 to
                                                     present) and member of
                                                     the Management Board of
                                                     AXA (February 2009) and
                                                     Executive V.P. of Merrill
                                                     Lynch & Co. Inc.
                                                     (September 2008 to
                                                     December 2008), and
                                                     co-head of the Investment
                                                     Management Division and
                                                     Member of the Management
                                                     Committee of Goldman
                                                     Sachs Group (1986-2008)

Dominique Carrel-Billiard  Director                  Chief Executive Officer
AXA Investment Managers                              of AXA Investment Managers
Coeur Defense Tour
B La Defense 4
100 Esplanade du General
de Gaulle
92932 Paris La Defense
Cedex, France

Henri de Castries          Director                  Chairman of Management
AXA                                                  Board (2001 to present) -
25, Avenue Matignon                                  AXA; Director (May 1994
75008, Paris, France                                 to present) and Chairman
                                                     of the Board (April 1998
                                                     to present) - AXA
                                                     Financial, Inc.; Director
                                                     (September 1993 to
                                                     present) - AXA Equitable

Denis Duverne              Director                  Member of the AXA
AXA                                                  Management Board (since
25, Avenue Matignon                                  February 2003) and
75008, Paris, France                                 overseer of AXA Group
                                                     strategy, finance and
                                                     operations (January
                                                     2010-present); Chief
                                                     Financial Officer
                                                     (2003-January 2010) AXA;
                                                     Director (February 1998
                                                     to present) - AXA
                                                     Equitable

* Steven G. Elliott        Director                  Senior Vice Chairman of
                                                     The Bank of New York
                                                     Mellon (1998-December
                                                     2010); member of the
                                                     boards of directors of
                                                     Huntington Bancshares
                                                     Inc. and PPL Corporation
                                                     (since January 2011)

*Deborah S. Hechinger      Director                  Independent Consultant on
                                                     Non-profit Governance

*Weston M. Hicks           Director                  President and Chief
                                                     Executive Officer
                                                     -Alleghany Corporation

Kevin Molloy               Director                  Business Support and
AXA Financial, Inc.                                  Development
1290 Avenue of the                                   representative for AXA
Americas                                             Equitable, AXA IM and
New York, NY 10104                                   AllianceBernstein
                                                     (January 2011). Chief
                                                     Financial Officer of AXA
                                                     Global Life (April 2010
                                                     to December 2010)

                (1)                       (2)                         (3)
                          POSITIONS AND              PRINCIPAL OCCUPATION
NAME AND PRINCIPAL        OFFICES WITH               (AND OTHER POSITIONS)
BUSINESS ADDRESS          ALLIANCEBERNSTEIN          WITHIN PAST 2 YEARS
------------------        -------------------------  ------------------------
Mark Pearson              Director                   Director, President and
AXA Financial, Inc.                                  Chief Executive Officer
1290 Avenue of the                                   of AXA Financial, and as
Americas                                             Chairman and Chief
New York, NY 10104                                   Executive Officer of AXA
                                                     Equitable; member of the
                                                     Executive Committee and
                                                     the Management Committee
                                                     of AXA; appointed
                                                     Regional Chief Executive
                                                     of AXA Asia Life (since
                                                     2001); President and
                                                     Chief Executive Officer
                                                     of AXA Japan Holding
                                                     Co., Ltd. and AXA Life
                                                     Insurance Co., Ltd.
                                                     (since 2008)

Lorie A. Slutsky          Director                   President and Chief
The New York Community                               Executive Officer, The
Trust                                                New York Community Trust
2 Park Avenue                                        (since January 1990)
24th Floor
New York, NY 10016

*A.W. (Pete) Smith, Jr.   Director                   President of Smith
                                                     Consulting

*Peter J. Tobin           Director                   Former Special Assistant
                                                     to the President and
                                                     Dean - Peter J. Tobin
                                                     College of Business
                                                     (August 1998 to
                                                     present); Director, AXA
                                                     Financial, Inc. and AXA
                                                     Equitable (since March
                                                     1999).

                (1)                       (2)                         (3)
                          POSITIONS AND              PRINCIPAL OCCUPATION
NAME AND PRINCIPAL        OFFICES WITH               (AND OTHER POSITIONS)
BUSINESS ADDRESS          ALLIANCEBERNSTEIN          WITHIN PAST 2 YEARS
------------------        -------------------------  ------------------------
OFFICERS
* Peter S. Kraus          Chairman and Chief         See Column 2; also,
                          Executive Officer          Chairman of the Board of
                                                     the General Partner, and
                                                     Chief Executive Officer,
                                                     AllianceBernstein, and
                                                     Holding (December 2008
                                                     to present) and member
                                                     of the Management Board
                                                     of AXA (February 2009)
                                                     and Executive V.P. of
                                                     Merrill Lynch & Co. Inc.
                                                     (September 2008 to
                                                     December 2008), and
                                                     co-head of the
                                                     Investment Management
                                                     Division and Member of
                                                     the Management Committee
                                                     of Goldman Sachs Group
                                                     (1986-2008)

* Laurence E. Cranch      General Counsel            See Column 2.

* Edward J. Farrell       Interim Chief Financial    See Column 2; also Chief
                          Officer                    Financial Officer of
                                                     Sanford C. Bernstein &
                                                     Co., LLC.

* James A. Gingrich       Chairman and CEO of        See Column 2.
                          Sanford C. Bernstein &
                          Co., LLC

* Lori A. Massad          Chief Talent               See Column 2.
                          Officer-Talent
                          Development and Human
                          Capital

Item 35. Principal Underwriters

                For Retirement Investment Account:

         (a) AXA Advisors, LLC, an affiliate of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, is the principal underwriter for AXA Equitable's Separate Account A, Separate Account No. 301, Separate Account No. 45, Separate Account 49, Separate Account I, Separate Account FP and AXA Premier VIP Trust and EQ Advisors Trust; and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A, MONY America Variable Account L, MONY Variable Account S and Keynote Series Account. AXA Advisors, LLC's principal business address is 1290 Avenue of the Americas, New York, NY 10104.

                For Members Retirement Program:

                Not applicable. Presently, there is no Principal Underwriter of the contracts, see Item 33(b) of this Part C which is incorporated by reference.

         (b) See Item 30 of this Part C, which is incorporated herein by reference.

         (c)    Not applicable.

Item 36. Location of Accounts and Records

         AXA Equitable Life Insurance Company

         135 West 50th Street
         New York, New York 10020

         1290 Avenue of the Americas
         New York, New York 10104

         500 Plaza Drive
         Secaucus, New Jersey 07094

Item 37. Management Services

         Not applicable.

Item 38. Undertakings

         The Registrant hereby undertakes the following:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include (1) as part of its applications to purchase any contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request; and

         (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

                                  SIGNATURES

       As required by the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 27th day of April, 2012.

                                       AXA EQUITABLE LIFE INSURANCE COMPANY
                                                  (Registrant)

                                       By:  AXA Equitable Life Insurance Company

                                       By:  /s/ Dodie Kent
                                            ------------------------------------
                                            Dodie Kent
                                            Vice President and Associate General
                                            Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933, the Depositor has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 27th day of April, 2012.

                                    AXA EQUITABLE LIFE INSURANCE COMPANY
                                                    (Depositor)

                                    By:  /s/ Dodie Kent
                                         -------------------------------------
                                         Dodie Kent
                                         Vice President and Associate General
                                         Counsel

       As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                          Chairman of the Board, Chief
                                       Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Bertrand Poupart-Lafarge              Executive Vice President, Chief
                                       Investment Officer, Treasurer and
                                       interim Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan                      Executive Vice President (acting
                                       Principal Accounting Officer)

*DIRECTORS:

Mark Pearson              Danny L. Hale               Ramon de Oliveira
Henri de Castries         Anthony J. Hamilton         Lorie A. Slutsky
Denis Duverne             Peter S. Kraus              Ezra Suleiman
Charlynn Goins            Andrew J. McMahon           Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 27, 2012

                                 EXHIBIT INDEX

EXHIBIT NO.                                                           TAG VALUE
------------                                                          ---------

12                 Opinion and Consent of Counsel                     EX-99.12

13(a)              Consent of PricewaterhouseCoopers LLP              EX-99.13a

13(b)              Powers of Attorney                                 EX-99.13b